As filed with the U.S. Securities and Exchange Commission on February 22, 2019

Securities Act File No. 333-206784

Investment Company Act File No. 811-23096

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT

UNDER
THE SECURITIES ACT OF 1933 ☒
Pre-Effective Amendment No.
Post-Effective Amendment No. 77 ☒

and/or

REGISTRATION STATEMENT
UNDER
THE INVESTMENT COMPANY ACT OF 1940 ☒
Amendment No. 80
(Check appropriate box or boxes)

Legg Mason ETF Investment Trust

(Exact Name of Registrant as Specified in Charter)

620 Eighth Avenue, 49th Floor, New York, New York	10018
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, including Area Code (877) 721-1926

Robert I. Frenkel

Legg Mason ETF Investment Trust

100 First Stamford Place

Stamford, Connecticut 06902

(Name and Address of Agent for Service)

COPY TO:

Benjamin J. Haskin, Esq.

Willkie Farr & Gallagher LLP

1875 K Street N.W.

Washington, D.C. 20006

Continuous

(Approximate Date of Proposed Offering)

It is proposed that this filing will become effective:

☐   immediately upon filing pursuant to paragraph (b)

☒   on March 1, 2019 pursuant to paragraph (b)

☐   60 days after filing pursuant to paragraph (a)(1)

☐   on                     pursuant to paragraph (a)(1)

☐   75 days after filing pursuant to paragraph (a)(2)

☐   on                     pursuant to paragraph (a)(2) of Rule 485.

 If appropriate, check the following box:

☐   This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

This filing relates solely to Legg Mason Developed ex-US Diversified Core ETF, Legg Mason Emerging Markets Diversified Core ETF, Legg Mason US Diversified Core ETF, Legg Mason Emerging Markets Low Volatility High Dividend ETF, Legg Mason International Low Volatility High Dividend ETF, Legg Mason Low Volatility High Dividend ETF and Legg Mason Global Infrastructure ETF.

Prospectus	March 1, 2019

LEGG MASON EQUITY ETFS

LEGG MASON DEVELOPED EX-US DIVERSIFIED CORE ETF

NASDAQ (Ticker Symbol): DDBI

LEGG MASON EMERGING MARKETS DIVERSIFIED CORE ETF

NASDAQ (Ticker Symbol): EDBI

LEGG MASON US DIVERSIFIED CORE ETF

NASDAQ (Ticker Symbol): UDBI

Beginning in April 2021, as permitted by regulations adopted by the Securities and Exchange Commission, each fund intends to no longer mail paper copies of such fund’s shareholder reports, unless you specifically request paper copies of the reports from your financial intermediary (such as a broker-dealer or bank). Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically (“e-delivery”), you will not be affected by this change and you need not take any action. If you have not already elected e-delivery, you may elect to receive shareholder reports and other communications from each fund electronically by contacting your financial intermediary.

You may elect to receive all future reports in paper free of charge by contacting your financial intermediary to request that you continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all Legg Mason Funds held in your account with your financial intermediary.

The Securities and Exchange Commission has not approved or disapproved these securities or determined whether this Prospectus is accurate or complete. Any statement to the contrary is a crime.

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Legg Mason Developed ex-US Diversified Core ETF

Investment objective

Legg Mason Developed ex-US Diversified Core ETF (the “fund”) seeks to track the investment results of an index composed of publicly traded equity securities of developed markets outside the United States.

Fees and expenses of the fund

The accompanying table describes the fees and expenses that you may pay if you buy and hold shares of the fund. You may also incur usual and customary brokerage commissions and other charges when buying or selling shares of the fund, which are not reflected in the table. The management agreement between Legg Mason ETF Investment Trust (the “Trust”) and Legg Mason Partners Fund Advisor, LLC (“LMPFA” or the “manager”) (the “Management Agreement”) provides that LMPFA will pay all operating expenses of the fund, except interest expenses, taxes, brokerage expenses, future Rule 12b-1 fees (if any), acquired fund fees and expenses, extraordinary expenses and the management fee payable to LMPFA under the Management Agreement. LMPFA will also pay all subadvisory fees of the fund.

Shareholder fees

(fees paid directly from your investment)
None

Annual fund operating expenses (%)

(expenses that you pay each year as a percentage of the value of your investment)

Management fees	0.40

Distribution and/or service (12b-1) fees	0.00

Other expenses	None

Total annual fund operating expenses	0.40

Example:

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other funds. The example assumes:

•	You invest $10,000 in the fund for the time periods indicated
•	Your investment has a 5% return each year and the fund’s operating expenses remain the same

You may also incur usual and customary brokerage commissions and other charges when buying or selling shares of the fund, which are not reflected in the example.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Number of years you own your shares ($)
	1 year	3 years	5 years	10 years
Legg Mason Developed ex-US Diversified Core ETF	41	129	225	506

Portfolio turnover. The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 19% of the average value of its portfolio.

2	Legg Mason Equity ETFs

Principal investment strategies

The fund seeks to track the investment results of the QS DBI Developed ex-US Diversified Index (the “Underlying Index”). The Underlying Index seeks to provide exposure to equity markets in developed countries outside the United States and is based on a proprietary methodology created and sponsored by QS Investors, LLC (“QS Investors”), the fund’s subadviser. QS Investors is affiliated with both LMPFA and the fund. The Underlying Index is composed of equity securities in developed markets outside the United States that are included in the MSCI World ex-US Index. The proprietary rules-based process initially groups this universe of securities into multiple investment categories based on geography and sector. Within each of these investment categories, securities are weighted by market capitalization. The process then combines those investment categories with more highly correlated historical performance into a smaller number of “clusters.” A cluster is a group of investment categories based on geography and sector that have demonstrated a tendency to behave similarly (high correlation). Thereafter, each of these clusters are equally weighted in the Underlying Index to produce a highly diversified portfolio. QS Investors anticipates that the number of component securities in the Underlying Index will range from 900 to 1,000. The Underlying Index may include large, medium and small capitalization companies. As of December 31, 2018, the Underlying Index consisted of securities from the following 20 countries: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, Norway, Singapore, Spain, Sweden, Switzerland and the United Kingdom. The Underlying Index’s components are reconstituted annually and rebalanced quarterly. The Underlying Index is reconstituted on a different date from the MSCI World ex-US Index. Securities that are removed from, or added to, the MSCI World ex-US Index are removed from, or considered for inclusion in, the Underlying Index at the next annual reconstitution or quarterly rebalancing of the Underlying Index. The fund’s portfolio is rebalanced when the Underlying Index is rebalanced or reconstituted. The fund may trade at times other than when the Underlying Index is rebalanced or reconstituted for a variety of reasons, including when adjustments may be made to its representative sampling process from time to time or when investing cash.

The term “diversified” highlights the purpose of QS Investors’ Diversification Based Investing methodology, which seeks to avoid concentration risks often identified with market cap-weighted funds. The term “core” highlights the segment of the investment universe where the fund invests—as opposed to introducing value or size biases or investing in niche segments of the market.

QS Investors determines whether an issuer is located in a particular country by reference to the MSCI World ex-US Index methodology. MSCI Inc., which constructs the MSCI World ex-US Index, will generally deem an issuer to be located in a particular country if it is organized under the laws of the particular country and it is primarily listed in the particular country. In the event that these factors point to more than one country, the MSCI World ex-US Index methodology provides for consideration of certain additional factors.

The fund will invest at least 80% of its net assets, plus borrowings for investment purposes, if any, in securities that compose the Underlying Index. Securities that compose the Underlying Index include depositary receipts representing securities in the Underlying Index. The equity securities that the fund will hold are principally common stocks.

The fund may invest up to 20% of its net assets in certain index futures, options, options on index futures, swap contracts or other derivatives (“Financial Instruments”) related to its Underlying Index and its component securities; cash and cash equivalents; other investment companies, including exchange-traded funds; and in securities and other instruments not included in its Underlying Index but which QS Investors believes will help the fund track its Underlying Index. The fund may invest in exchange-traded equity index futures and currency derivatives to gain exposure to local markets and may also use currency derivatives for cash management purposes.

Index investing. The fund uses a “passive” or indexing investment approach to achieve its investment objective. Unlike many investment companies, the fund does not try to outperform its Underlying Index and does not seek temporary defensive positions when markets decline or appear overvalued. Indexing may eliminate the chance that the fund will substantially outperform the Underlying Index and also may reduce some of the risks of active management, such as poor security selection. Indexing seeks to achieve lower costs and better after-tax performance by keeping portfolio turnover low in comparison to actively managed investment companies.

QS Investors may use a representative sampling indexing strategy to manage the fund. “Representative sampling” is an indexing strategy that involves investing in a representative sample of securities that collectively has an investment profile similar to that of the Underlying Index. When representative sampling is used, the securities selected are expected to have, in the aggregate, investment characteristics (based on factors such as return variability, risk, market capitalization, country/region exposures and sector exposures) and fundamental characteristics (such as portfolio yield, price/earnings ratios and price/book ratios) similar to those of the Underlying Index. The fund may or may not hold all of the securities in the Underlying Index.

Industry concentration policy. The fund will concentrate its investments (i.e., hold 25% or more of its total assets) in a particular industry to approximately the same extent that the Underlying Index is concentrated in the securities of such particular industry. For purposes of this limitation, securities of the U.S. government (including its agencies and instrumentalities) and repurchase agreements collateralized by U.S. government securities are not considered to be issued by members of any industry.

As of the end of the fund’s fiscal year, the top three industry sectors represented by the fund’s Underlying Index were financials, communication services and consumer staples. These industry sectors may change over time.

Legg Mason Equity ETFs	3

Principal risks

Risk is inherent in all investing. The value of your investment in the fund, as well as the amount of return you receive on your investment, may fluctuate significantly. You may lose part or all of your investment in the fund or your investment may not perform as well as other similar investments. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or government agency. The following is an alphabetical list of the principal risks of investing in the fund.

Asset class risk. Securities or other assets in the Underlying Index or in the fund’s portfolio may underperform in comparison to the general financial markets, a particular financial market or other asset classes.

Assets under management risk. From time to time a third party, LMPFA and/or affiliates of LMPFA or the fund may invest in the fund and hold its investment for a specific period of time in order for the fund to achieve size or scale. There can be no assurance that any such entity will not redeem its investment, that it will not redeem at an inopportune time for the fund or that the size of the fund will be maintained at a level necessary to enable the fund to remain viable. Such redemption may cause the fund to sell assets (or invest cash) at disadvantageous times or prices, increase or accelerate taxable gains or transaction costs and may negatively affect the fund’s net asset value, performance, or ability to satisfy redemptions in a timely manner.

Authorized Participant concentration risk. Only an Authorized Participant may engage in creation or redemption transactions directly with the fund. “Authorized Participant” means broker-dealers that are permitted to create and redeem shares directly with the fund and who have investors who have entered into agreements with the fund’s distributor. The fund has a limited number of institutions that act as Authorized Participants. To the extent that these institutions exit the business or are unable to proceed with creation and/or redemption orders with respect to the fund and no other Authorized Participant is able to step forward to create or redeem, in either of these cases, fund shares may trade at a discount to net asset value and possibly face trading halts and/or delisting.

Calculation methodology risk. The Underlying Index relies on various sources of information to assess the criteria of issuers, including information that may be based on assumptions and estimates. The fund, LMPFA and QS Investors do not guarantee the accuracy of the Underlying Index or have liability for any errors therein.

Communication services sector risk. Companies in the communication services sector may be affected by industry competition, substantial capital requirements, government regulation and obsolescence of telecommunications products and services due to technological advancement.

Concentration risk. The fund may be susceptible to an increased risk of loss, including losses due to events that adversely affect the fund’s investments more than the market as a whole, to the extent that the fund’s investments are concentrated in the securities of a particular issuer or issuers within the same geographic region, market, industry, group of industries, sector or asset class.

Consumer staples sector risk. The consumer staples sector may be affected by the regulation of various product components and production methods, trading and tariff arrangements, marketing campaigns and changes in consumer demand. Tobacco companies, in particular, may be adversely affected by new laws, regulations and litigation. The consumer staples sector may also be adversely affected by changes or trends in commodity prices, which may be influenced by unpredictable factors.

Currency risk. The value of investments in securities denominated in foreign currencies increases or decreases as the rates of exchange between those currencies and the U.S. dollar change. Currency conversion costs and currency fluctuations could erase investment gains or add to investment losses. Currency exchange rates can be volatile, and are affected by factors such as general economic conditions, the actions of the U.S. and foreign governments or central banks, the imposition of currency controls and speculation.

Cybersecurity risk. Cybersecurity incidents, both intentional and unintentional, may allow an unauthorized party to gain access to fund assets, fund or customer data (including private shareholder information), or proprietary information, cause the fund, the manager, the subadvisers, Authorized Participants, the relevant listing exchange and/or their service providers (including, but not limited to, fund accountants, custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or loss of operational functionality or prevent fund investors from purchasing, redeeming or exchanging shares or receiving distributions. A fund, the manager, and the subadvisers have limited ability to prevent or mitigate cybersecurity incidents affecting third party service providers. Cybersecurity incidents may result in financial losses to the fund and its shareholders, and substantial costs may be incurred in order to prevent any future cybersecurity incidents.

Derivatives risk. Using derivatives can increase fund losses and reduce opportunities for gains when market prices, interest rates, currencies, or the derivatives themselves, behave in a way not anticipated by the fund. Using derivatives also can have a leveraging effect and increase fund volatility. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Derivatives may be difficult to sell, unwind or value, and the counterparty may default on its obligations to the fund. Derivatives are generally subject to the risks applicable to the assets, rates, indices or other indicators underlying the derivative. The value of a derivative may fluctuate more than the underlying assets, rates, indices or other indicators to which it relates. Use of derivatives may have different tax consequences for the fund than an investment in the underlying security, and those differences may affect the amount, timing and character of income distributed to shareholders. The U.S. government and foreign governments are in the process of adopting and implementing regulations governing derivatives markets, including mandatory clearing of certain derivatives, margin and reporting requirements. The ultimate impact of the regulations remains unclear. Additional regulation of derivatives may make derivatives more costly, limit their availability or utility, otherwise adversely affect their performance or disrupt markets.

4	Legg Mason Equity ETFs

Financial services sector risk. The fund is more susceptible to any economic, business, political, regulatory or other developments that adversely affect issuers in the financial services sector, including the commercial banking and insurance industries, than a fund that does not focus its investments in the financial services sector. Economic downturns, credit losses, data breaches and severe price competition, among other things, can negatively affect this sector. The profitability of financial services companies is dependent on the availability and cost of capital and can be significantly affected by changes in interest rates and monetary policy. Financial services companies are also subject to extensive government regulation, and policy and legislative changes in the United States and other countries are changing many aspects of financial regulation. Financial services companies will be particularly affected by these changes in regulation, and the impact of these changes on any individual company or on the sector as a whole may not be fully known for some time. Interconnectedness or interdependence among financial services companies increases the risk that the financial distress or failure of one financial services company may materially and adversely affect a number of other financial services companies. In recent years, cyber attacks and technology malfunctions have become increasingly frequent in this sector and have caused significant losses to companies in this sector, which may negatively impact the fund.

Foreign investments risk. The fund’s investments in securities of foreign issuers or issuers with significant exposure to foreign markets involve additional risk. Foreign countries in which the fund may invest may have markets that are less liquid, less regulated and more volatile than U.S. markets. The value of the fund’s investments may decline because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable or unsuccessful government actions, reduction of government or central bank support and political or financial instability. Lack of information may also affect the value of these securities.

Index-related risk. There is no guarantee that the fund will achieve a high degree of correlation to the Underlying Index and therefore achieve its investment objective. Market disruptions and regulatory restrictions could have an adverse effect on the fund’s ability to adjust its exposure to the required levels in order to track the Underlying Index. Errors in index data, index computations and/or the construction of the Underlying Index in accordance with its methodology may occur from time to time and may not be identified and corrected by the index administrator for a period of time or at all, which may have an adverse impact on the fund and its shareholders.

Index sampling risk. The fund may not fully replicate its Underlying Index (including for operational reasons or due to costs of access to a market) and may hold securities not included in the Underlying Index. As a result, the fund is subject to the risk that QS Investors’ investment strategy, the implementation of which is subject to a number of constraints, may not produce the intended results.

Issuer risk. The market price of a security can go up or down more than the market as a whole and can perform differently from the value of the market as a whole, due to factors specifically relating to the security’s issuer, such as disappointing earnings reports by the issuer, unsuccessful products or services, loss of major customers, changes in management, corporate actions, negative perception in the marketplace, major litigation against the issuer or changes in government regulations affecting the issuer or the competitive environment. The fund may experience a substantial or complete loss on an individual security.

Large capitalization company risk. Large capitalization companies may fall out of favor with investors based on market and economic conditions. In addition, larger companies may not be able to attain the high growth rates of successful smaller companies and may be less capable of responding quickly to competitive challenges and industry changes. As a result, the fund’s value may not rise as much as, or may fall more than, the value of funds that focus on companies with smaller market capitalizations.

Liquidity risk. Some assets held by the fund may be impossible or difficult to sell and some assets that the fund wants to invest in may be impossible or difficult to purchase, particularly during times of market turmoil or due to adverse changes in the conditions of a particular issuer. These illiquid assets may also be difficult to value. Markets may become illiquid when, for instance, there are few, if any, interested buyers or sellers or when dealers are unwilling or unable to make a market for certain securities. If the fund is forced to sell an illiquid asset to meet redemption requests or other cash needs, the fund may be forced to sell at a loss. The fund may not receive its proceeds from the sale of certain securities for an extended period (for example, several weeks or even longer).

Market events risk. In the past decade financial markets throughout the world have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. Governmental and non-governmental issuers have defaulted on, or been forced to restructure, their debts. These conditions may continue, recur, worsen or spread. Events that have contributed to these market conditions include, but are not limited to, major cybersecurity events; geopolitical events (including wars and terror attacks); measures to address budget deficits; downgrading of sovereign debt; changes in oil and commodity prices; dramatic changes in currency exchange rates; and public sentiment.

U.S. and non-U.S. governments and central banks have provided significant support to financial markets, including by keeping interest rates at historically low levels. The U.S. Federal Reserve is reducing its market support activities and has begun raising interest rates. Certain non-U.S. governments and central banks have implemented or may implement so-called negative rates (e.g., charging depositors who keep their cash at a bank) to spur economic growth. Further Federal Reserve or other U.S. or non-U.S. governmental or central bank actions, including interest rate increases or contrary actions by different governments, could negatively affect financial markets generally, increase market volatility and reduce the value and liquidity of securities in which the fund invests.

Policy and legislative changes in the United States and in other countries and other events affecting global markets, such as the United Kingdom’s expected exit from the European Union (or Brexit), are affecting many aspects of financial regulation and may in some instances contribute to decreased liquidity and increased volatility in the financial markets. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time.

Legg Mason Equity ETFs	5

Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, terrorism, natural disasters and other circumstances in one country or region could have profound impacts on global economies or markets. As a result, whether or not the fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the fund’s investments may be negatively affected.

Market trading risk. The fund faces numerous market trading risks, including the potential lack of an active market for fund shares, losses from trading in secondary markets, periods of high volatility and disruptions in the creation/redemption process. Any of these factors, among others, may lead to the fund’s shares trading at a premium or discount to net asset value.

Absence of active market. Although shares of the fund are listed for trading on one or more stock exchanges, there can be no assurance that an active trading market for such shares will develop or be maintained by market makers or Authorized Participants. Authorized Participants are not obligated to execute purchase or redemption orders for Creation Units. In periods of market volatility, market makers and/or Authorized Participants may be less willing to transact in fund shares. The absence of an active market for the fund’s shares may contribute to the fund’s shares trading at a premium or discount to NAV.

Shares of the fund may trade at prices other than NAV. Shares of the fund trade on stock exchanges at prices at, above or below the fund’s most recent net asset value. The net asset value of the fund is calculated at the end of each business day and fluctuates with changes in the market value of the fund’s holdings. The trading price of the fund’s shares fluctuates continuously throughout trading hours based on both market supply of and demand for fund shares and the underlying value of the fund’s portfolio holdings or net asset value. As a result, the trading prices of the fund’s shares may deviate significantly from net asset value during periods of market volatility, including during periods of high redemption requests or other unusual market conditions. ANY OF THESE FACTORS, AMONG OTHERS, MAY LEAD TO THE FUND’S SHARES TRADING AT A PREMIUM OR DISCOUNT TO NET ASSET VALUE.

National closed market trading risk. Where the underlying securities held by the fund trade on foreign exchanges that are closed when the securities exchange on which the fund’s shares trade is open, there are likely to be deviations between the current price of such an underlying security and the last quoted price for the underlying security (i.e., the fund’s quote from the closed foreign market), resulting in premiums or discounts to the fund’s net asset value that may be greater than those experienced by other ETFs.

Passive investment risk. The fund is not actively managed and neither LMPFA nor QS Investors attempts to take defensive positions.

Small and medium capitalization company risk. The fund will be exposed to additional risks as a result of its investments in the securities of small and medium capitalization companies. Small and medium capitalization companies may fall out of favor with investors; may have limited product lines, operating histories, markets or financial resources; or may be dependent upon a limited management group. The prices of securities of small and medium capitalization companies generally are more volatile than those of large capitalization companies and are more likely to be adversely affected than large capitalization companies by changes in earnings results and investor expectations or poor economic or market conditions, including those experienced during a recession. Securities of small and medium capitalization companies may underperform large capitalization companies, may be harder to sell at times and at prices the portfolio managers believe appropriate and may have greater potential for losses.

Small fund risk. When the fund’s size is small, the fund may experience low trading volume and wide bid/ask spreads. In addition, the fund may face the risk of being delisted if the fund does not meet certain conditions of the listing exchange.

Stock market and equity securities risk. The stock markets are volatile and the market prices of the fund’s equity securities may decline generally. Equity securities may have greater price volatility than other asset classes, such as fixed income securities, and may fluctuate in price based on actual or perceived changes in a company’s financial condition and overall market and economic conditions and perceptions. If the market prices of the equity securities owned by the fund fall, the value of your investment in the fund will decline.

Tracking error risk. The fund may be subject to tracking error, which is the divergence of the fund’s performance from that of the Underlying Index. Tracking error may occur because of differences between the securities and other instruments held in the fund’s portfolio and those included in the Underlying Index, pricing differences, transaction costs, the fund’s holding of uninvested cash, differences in timing of the accrual of distributions, the requirements associated with pass-through tax treatment, portfolio transactions carried out to minimize the distribution of capital gains to shareholders, changes to the Underlying Index or the need to meet various new or existing regulatory requirements. Tracking error may be heightened during times of increased market volatility or other unusual market conditions. Tracking error also may result because the fund incurs fees and expenses, while the Underlying Index does not.

Trading issues risk. Trading in fund shares on NASDAQ may be halted in certain circumstances. There can be no assurance that the requirements of NASDAQ necessary to maintain the listing of the fund will continue to be met.

Valuation risk. The sales price the fund could receive upon the sale of any particular portfolio investment may differ from the fund’s valuation of the investment and may differ from the value used by the Underlying Index, particularly for securities that trade in thin or volatile markets or that are valued using a fair value methodology. Authorized Participants who purchase or redeem fund shares on days when the fund is holding fair-valued securities may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the fund had not fair-valued securities or had used a different valuation methodology. The fund’s ability to value its investments may be impacted by technological issues and/or errors by pricing services or other third party service providers.

6	Legg Mason Equity ETFs

These and other risks are discussed in more detail in the Prospectus or in the Statement of Additional Information.

Legg Mason Equity ETFs	7

Performance

The accompanying bar chart and table provide some indication of the risks of investing in the fund. The bar chart shows changes in the fund’s performance from year to year. The table shows the average annual total returns of the fund and also compares the fund’s performance with the average annual total returns of an index or other benchmark. The fund makes updated performance information, including its current net asset value, available at www.leggmason.com/etfproducts (select fund), or by calling the fund at 1-877-721-1926.

The fund’s past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future.

Total returns (%)

Before taxes

Best Quarter (03/31/2017): 7.29    Worst Quarter (12/31/ 2018): (10.79)

Average annual total returns (%)
(for periods ended December 31, 2018)

	1 year	Since inception	Inception date
Return before taxes	(10.75)	3.27	12/28/2015
Return after taxes on distributions	(11.58)	2.68
Return after taxes on distributions and sale of fund shares	(5.51)	2.67
QS DBI Developed Ex-US Diversified Index (reflects no deduction for fees, expenses or taxes)	(10.64)	3.52
MSCI World ex US Index (reflects no deduction for fees, expenses or taxes)	(14.09)	3.02

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. Returns after taxes on distributions and sale of fund shares are higher than returns before taxes for certain periods shown because they reflect the tax benefit of capital losses realized on the sale of fund shares.

8	Legg Mason Equity ETFs

Management

Investment manager: Legg Mason Partners Fund Advisor, LLC (“LMPFA”)

Subadviser: QS Investors, LLC (“QS Investors”)

Portfolio managers: Robert Wang, Russell Shtern and Michael LaBella. Mr. Wang (Head of Portfolio Management at QS Investors), Mr. Shtern (Head of Global Equity Portfolio Management at QS Investors) and Mr. LaBella (Head of Global Equity Strategy at QS Investors) have been portfolio managers of the fund since 2015.

Purchase and sale of fund shares

The fund is an exchange-traded fund (commonly referred to as an “ETF”). Individual shares of the fund are listed on a national securities exchange and are redeemable only by Authorized Participants in Creation Units (as defined in this section). Most investors will buy and sell shares of the fund through a broker-dealer. The price of fund shares is based on market price, and because ETF shares trade at market prices rather than at net asset value, shares may trade at a price greater than net asset value (a premium) or less than net asset value (a discount). The fund will only issue or redeem shares that have been aggregated into blocks of 200,000 shares or multiples thereof (“Creation Units”) to Authorized Participants who have entered into agreements with the fund’s distributor. The fund generally will issue or redeem Creation Units in return for a designated portfolio of securities (and an amount of cash) that the fund specifies each day.

Tax information

The fund’s distributions are taxable, and will be taxed as ordinary income and/or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account. Withdrawals from such tax-deferred arrangements may be subject to tax at a later date.

Payments to broker/dealers and other financial intermediaries

If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as a bank), LMPFA or other related companies may pay the intermediary for marketing activities and presentations, educational training programs, conferences, the development of technology platforms and reporting systems or other services related to the sale or promotion of the fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Notice to Shareholders

The Board of Trustees of Legg Mason ETF Investment Trust on behalf of the fund has approved a proposal to terminate and liquidate the fund. Proceeds of the liquidation are currently expected to be sent to shareholders on or about March 22, 2019 (the “Liquidation Date”). Before that date, the assets of the fund will be liquidated at the discretion of fund management and the fund will cease to pursue its investment objective. Effective as of the close of business on March 6, 2019, the fund will no longer accept orders for the purchase of Creation Units. It is expected that the fund will cease trading on NASDAQ on or about March 15, 2019. During the period between the date that the fund ceases trading and the Liquidation Date, because the fund’s shares will no longer trade on NASDAQ, it is not anticipated that there will be a market for the purchase or sale of the fund’s shares.

In connection with the liquidation, any shares of the fund outstanding on the Liquidation Date will be automatically redeemed on the Liquidation Date. After payment (or setting aside for later payment) of the fund’s obligations, shareholders who remain in the fund until the Liquidation Date will receive liquidation distribution(s) based on the current aggregate net asset value of the shares of the fund that such shareholder then holds. The fund may or may not, depending upon the fund’s circumstances, pay one or more dividends or other distributions prior to or along with the redemption payments. Shareholders of the fund may sell their shares of the fund on NASDAQ until the market close on the date the fund ceases trading, and may incur customary transaction fees from their broker-dealer in connection with such sales.

Legg Mason Equity ETFs	9

Legg Mason Emerging Markets Diversified Core ETF

Investment objective

Legg Mason Emerging Markets Diversified Core ETF (the “fund”) seeks to track the investment results of an index composed of publicly traded equity securities in emerging markets.

Fees and expenses of the fund

The accompanying table describes the fees and expenses that you may pay if you buy and hold shares of the fund. You may also incur usual and customary brokerage commissions and other charges when buying or selling shares of the fund, which are not reflected in the table. The management agreement between Legg Mason ETF Investment Trust (the “Trust”) and Legg Mason Partners Fund Advisor, LLC (“LMPFA” or the “manager”) (the “Management Agreement”) provides that LMPFA will pay all operating expenses of the fund, except interest expenses, taxes, brokerage expenses, future Rule 12b-1 fees (if any), acquired fund fees and expenses, extraordinary expenses and the management fee payable to LMPFA under the Management Agreement. LMPFA will also pay all subadvisory fees of the fund.

Shareholder fees

(fees paid directly from your investment)
None

Annual fund operating expenses (%)

(expenses that you pay each year as a percentage of the value of your investment)

Management fees	0.50

Distribution and/or service (12b-1) fees	0.00

Other expenses	None

Total annual fund operating expenses	0.50

Example:

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other funds. The example assumes:

•	You invest $10,000 in the fund for the time periods indicated
•	Your investment has a 5% return each year and the fund’s operating expenses remain the same

You may also incur usual and customary brokerage commissions and other charges when buying or selling shares of the fund, which are not reflected in the example.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Number of years you own your shares ($)
	1 year	3 years	5 years	10 years
Legg Mason Emerging Markets Diversified Core ETF	51	160	279	629

Portfolio turnover. The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 30% of the average value of its portfolio.

10	Legg Mason Equity ETFs

Principal investment strategies

The fund seeks to track the investment results of the QS DBI Emerging Markets Diversified Index (the “Underlying Index”). The Underlying Index seeks to provide exposure to equity securities in emerging markets and is based on a proprietary methodology created and sponsored by QS Investors, LLC (“QS Investors”), the fund’s subadviser. QS Investors is affiliated with both LMPFA and the fund. The Underlying Index is composed of emerging markets equity securities that are included in the MSCI Emerging Markets Index. The proprietary rules-based process initially groups this universe of securities into multiple investment categories based on geography and sector. Within each of these investment categories, securities are weighted by market capitalization. The process then combines those investment categories with more highly correlated historical performance into a smaller number of “clusters.” A cluster is a group of investment categories based on geography and sector that have demonstrated a tendency to behave similarly (high correlation). Thereafter, each of these clusters are weighted in the Underlying Index to produce a highly diversified portfolio. QS Investors anticipates that the number of component securities in the Underlying Index will range from 700 to 800. The Underlying Index may include large, medium and small capitalization companies. As of December 31, 2018, the Underlying Index consisted of securities from the following 21 emerging market countries: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Malaysia, Mexico, Peru, Philippines, Poland, Russia, South Africa, South Korea, Taiwan, Thailand and Turkey. The Underlying Index’s components are reconstituted annually and rebalanced quarterly. The Underlying Index is reconstituted on a different date from the MSCI Emerging Markets Index. Securities that are removed from, or added to, the MSCI Emerging Markets Index are removed from, or considered for inclusion in, the Underlying Index at the next annual reconstitution or quarterly rebalancing of the Underlying Index. The fund’s portfolio is rebalanced when the Underlying Index is rebalanced or reconstituted. The fund may trade at times other than when the Underlying Index is rebalanced or reconstituted for a variety of reasons, including when adjustments may be made to its representative sampling process from time to time or when investing cash.

The term “diversified” highlights the purpose of QS Investors’ Diversification Based Investing methodology, which seeks to avoid concentration risks often identified with market cap-weighted funds. The term “core” highlights the segment of the investment universe where the fund invests—as opposed to introducing value or size biases or investing in niche segments of the market.

QS Investors determines whether an issuer is located in an emerging market country by reference to the MSCI Emerging Markets Index methodology. MSCI Inc., which constructs the MSCI Emerging Markets Index, will generally deem an issuer to be located in an emerging market country if it is organized under the laws of the emerging market country and it is primarily listed in the emerging market country. In the event that these factors point to more than one country, the MSCI Emerging Markets Index methodology provides for consideration of certain additional factors.

The fund will invest at least 80% of its net assets, plus borrowings for investment purposes, if any, in securities that compose the Underlying Index. Securities that compose the Underlying Index include depositary receipts representing securities in the Underlying Index. The equity securities that the fund will hold are principally common stocks.

The fund may invest up to 20% of its net assets in certain index futures, options, options on index futures, swap contracts or other derivatives (“Financial Instruments”) related to its Underlying Index and its component securities; cash and cash equivalents; other investment companies, including exchange-traded funds; and in securities and other instruments not included in its Underlying Index but which QS Investors believes will help the fund track its Underlying Index. The fund may invest in exchange-traded equity index futures and currency derivatives to gain exposure to local markets and may also use currency derivatives for cash management purposes.

Index investing. The fund uses a “passive” or indexing investment approach to achieve its investment objective. Unlike many investment companies, the fund does not try to outperform its Underlying Index and does not seek temporary defensive positions when markets decline or appear overvalued. Indexing may eliminate the chance that the fund will substantially outperform the Underlying Index and also may reduce some of the risks of active management, such as poor security selection. Indexing seeks to achieve lower costs and better after-tax performance by keeping portfolio turnover low in comparison to actively managed investment companies.

QS Investors may use a representative sampling indexing strategy to manage the fund. “Representative sampling” is an indexing strategy that involves investing in a representative sample of securities that collectively has an investment profile similar to that of the Underlying Index. When representative sampling is used, the securities selected are expected to have, in the aggregate, investment characteristics (based on factors such as return variability, risk, market capitalization, country/region exposures and sector exposures) and fundamental characteristics (such as portfolio yield, price/earnings ratios and price/book ratios) similar to those of the Underlying Index. The fund may or may not hold all of the securities in the Underlying Index.

Industry concentration policy. The fund will concentrate its investments (i.e., hold 25% or more of its total assets) in a particular industry to approximately the same extent that the Underlying Index is concentrated in the securities of such particular industry. For purposes of this limitation, securities of the U.S. government (including its agencies and instrumentalities) and repurchase agreements collateralized by U.S. government securities are not considered to be issued by members of any industry.

As of the end of the fund’s fiscal year, the top three industry sectors represented by the fund’s Underlying Index were financials, communication services and consumer discretionary. These industry sectors may change over time.

Legg Mason Equity ETFs	11

Principal risks

Risk is inherent in all investing. The value of your investment in the fund, as well as the amount of return you receive on your investment, may fluctuate significantly. You may lose part or all of your investment in the fund or your investment may not perform as well as other similar investments. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or government agency. The following is an alphabetical list of the principal risks of investing in the fund.

Asset class risk. Securities or other assets in the Underlying Index or in the fund’s portfolio may underperform in comparison to the general financial markets, a particular financial market or other asset classes.

Assets under management risk. From time to time a third party, LMPFA and/or affiliates of LMPFA or the fund may invest in the fund and hold its investment for a specific period of time in order for the fund to achieve size or scale. There can be no assurance that any such entity will not redeem its investment, that it will not redeem at an inopportune time for the fund or that the size of the fund will be maintained at a level necessary to enable the fund to remain viable. Such redemption may cause the fund to sell assets (or invest cash) at disadvantageous times or prices, increase or accelerate taxable gains or transaction costs and may negatively affect the fund’s net asset value, performance, or ability to satisfy redemptions in a timely manner.

Authorized Participant concentration risk. Only an Authorized Participant may engage in creation or redemption transactions directly with the fund. “Authorized Participant” means broker-dealers that are permitted to create and redeem shares directly with the fund and who have investors who have entered into agreements with the fund’s distributor. The fund has a limited number of institutions that act as Authorized Participants. To the extent that these institutions exit the business or are unable to proceed with creation and/or redemption orders with respect to the fund and no other Authorized Participant is able to step forward to create or redeem, in either of these cases, fund shares may trade at a discount to net asset value and possibly face trading halts and/or delisting.

Calculation methodology risk. The Underlying Index relies on various sources of information to assess the criteria of issuers, including information that may be based on assumptions and estimates. The fund, LMPFA and QS Investors do not guarantee the accuracy of the Underlying Index or have liability for any errors therein.

Communication services sector risk. Companies in the communication services sector may be affected by industry competition, substantial capital requirements, government regulation and obsolescence of telecommunications products and services due to technological advancement.

Concentration risk. The fund may be susceptible to an increased risk of loss, including losses due to events that adversely affect the fund’s investments more than the market as a whole, to the extent that the fund’s investments are concentrated in the securities of a particular issuer or issuers within the same geographic region, market, industry, group of industries, sector or asset class.

Consumer discretionary sector risk. The consumer discretionary sector may be affected by changes in domestic and international economies, exchange and interest rates, competition, consumers’ disposable income, trading and tariff arrangements, consumer preferences, social trends and marketing campaigns.

Currency risk. The value of investments in securities denominated in foreign currencies increases or decreases as the rates of exchange between those currencies and the U.S. dollar change. Currency conversion costs and currency fluctuations could erase investment gains or add to investment losses. Currency exchange rates can be volatile, and are affected by factors such as general economic conditions, the actions of the U.S. and foreign governments or central banks, the imposition of currency controls and speculation.

Cybersecurity risk. Cybersecurity incidents, both intentional and unintentional, may allow an unauthorized party to gain access to fund assets, fund or customer data (including private shareholder information), or proprietary information, cause the fund, the manager, the subadvisers, Authorized Participants, the relevant listing exchange and/or their service providers (including, but not limited to, fund accountants, custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or loss of operational functionality or prevent fund investors from purchasing, redeeming or exchanging shares or receiving distributions. A fund, the manager, and the subadvisers have limited ability to prevent or mitigate cybersecurity incidents affecting third party service providers. Cybersecurity incidents may result in financial losses to the fund and its shareholders, and substantial costs may be incurred in order to prevent any future cybersecurity incidents.

Derivatives risk. Using derivatives can increase fund losses and reduce opportunities for gains when market prices, interest rates, currencies, or the derivatives themselves, behave in a way not anticipated by the fund. Using derivatives also can have a leveraging effect and increase fund volatility. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Derivatives may be difficult to sell, unwind or value, and the counterparty may default on its obligations to the fund. Derivatives are generally subject to the risks applicable to the assets, rates, indices or other indicators underlying the derivative. The value of a derivative may fluctuate more than the underlying assets, rates, indices or other indicators to which it relates. Use of derivatives may have different tax consequences for the fund than an investment in the underlying security, and those differences may affect the amount, timing and character of income distributed to shareholders. The U.S. government and foreign governments are in the process of adopting and implementing regulations governing derivatives markets, including mandatory clearing of certain derivatives, margin and reporting requirements. The ultimate impact of the regulations remains unclear. Additional regulation of derivatives may make derivatives more costly, limit their availability or utility, otherwise adversely affect their performance or disrupt markets.

12	Legg Mason Equity ETFs

Financial services sector risk. The fund is more susceptible to any economic, business, political, regulatory or other developments that adversely affect issuers in the financial services sector, including the commercial banking and insurance industries, than a fund that does not focus its investments in the financial services sector. Economic downturns, credit losses, data breaches and severe price competition, among other things, can negatively affect this sector. The profitability of financial services companies is dependent on the availability and cost of capital and can be significantly affected by changes in interest rates and monetary policy. Financial services companies are also subject to extensive government regulation, and policy and legislative changes in the United States and other countries are changing many aspects of financial regulation. Financial services companies will be particularly affected by these changes in regulation, and the impact of these changes on any individual company or on the sector as a whole may not be fully known for some time. Interconnectedness or interdependence among financial services companies increases the risk that the financial distress or failure of one financial services company may materially and adversely affect a number of other financial services companies. In recent years, cyber attacks and technology malfunctions have become increasingly frequent in this sector and have caused significant losses to companies in this sector, which may negatively impact the fund.

Foreign investments and emerging markets risk. The fund’s investments in securities of foreign issuers or issuers with significant exposure to foreign markets involve additional risk. Foreign countries in which the fund may invest may have markets that are less liquid, less regulated and more volatile than U.S. markets. The value of the fund’s investments may decline because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable or unsuccessful government actions, reduction of government or central bank support and political or financial instability. Lack of information may also affect the value of these securities.

The risks of foreign investments are heightened when investing in issuers in emerging market countries. Emerging market countries tend to have economic, political and legal systems that are less fully developed and are less stable than those of more developed countries. Less developed markets are more likely to experience problems with the clearing and settling of trades and the holding of securities by banks, agents and depositories. They are often particularly sensitive to market movements because their market prices tend to reflect speculative expectations. Low trading volumes may result in a lack of liquidity and in extreme price volatility.

Index-related risk. There is no guarantee that the fund will achieve a high degree of correlation to the Underlying Index and therefore achieve its investment objective. Market disruptions and regulatory restrictions could have an adverse effect on the fund’s ability to adjust its exposure to the required levels in order to track the Underlying Index. Errors in index data, index computations and/or the construction of the Underlying Index in accordance with its methodology may occur from time to time and may not be identified and corrected by the index administrator for a period of time or at all, which may have an adverse impact on the fund and its shareholders.

Index sampling risk. The fund may not fully replicate its Underlying Index (including for operational reasons or due to costs of access to a market) and may hold securities not included in the Underlying Index. As a result, the fund is subject to the risk that QS Investors’ investment strategy, the implementation of which is subject to a number of constraints, may not produce the intended results.

Issuer risk. The market price of a security can go up or down more than the market as a whole and can perform differently from the value of the market as a whole, due to factors specifically relating to the security’s issuer, such as disappointing earnings reports by the issuer, unsuccessful products or services, loss of major customers, changes in management, corporate actions, negative perception in the marketplace, major litigation against the issuer or changes in government regulations affecting the issuer or the competitive environment. The fund may experience a substantial or complete loss on an individual security.

Large capitalization company risk. Large capitalization companies may fall out of favor with investors based on market and economic conditions. In addition, larger companies may not be able to attain the high growth rates of successful smaller companies and may be less capable of responding quickly to competitive challenges and industry changes. As a result, the fund’s value may not rise as much as, or may fall more than, the value of funds that focus on companies with smaller market capitalizations.

Liquidity risk. Some assets held by the fund may be impossible or difficult to sell and some assets that the fund wants to invest in may be impossible or difficult to purchase, particularly during times of market turmoil or due to adverse changes in the conditions of a particular issuer. These illiquid assets may also be difficult to value. Markets may become illiquid when, for instance, there are few, if any, interested buyers or sellers or when dealers are unwilling or unable to make a market for certain securities. If the fund is forced to sell an illiquid asset to meet redemption requests or other cash needs, the fund may be forced to sell at a loss. The fund may not receive its proceeds from the sale of certain securities for an extended period (for example, several weeks or even longer).

Market events risk. In the past decade financial markets throughout the world have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. Governmental and non-governmental issuers have defaulted on, or been forced to restructure, their debts. These conditions may continue, recur, worsen or spread. Events that have contributed to these market conditions include, but are not limited to, major cybersecurity events; geopolitical events (including wars and terror attacks); measures to address budget deficits; downgrading of sovereign debt; changes in oil and commodity prices; dramatic changes in currency exchange rates; and public sentiment.

U.S. and non-U.S. governments and central banks have provided significant support to financial markets, including by keeping interest rates at historically low levels. The U.S. Federal Reserve is reducing its market support activities and has begun raising interest rates. Certain non-U.S. governments and central banks have implemented or may implement so-called negative rates (e.g., charging depositors who keep their cash at a bank) to spur economic growth. Further Federal Reserve or other U.S. or non-U.S. governmental or central bank actions, including interest rate

Legg Mason Equity ETFs	13

increases or contrary actions by different governments, could negatively affect financial markets generally, increase market volatility and reduce the value and liquidity of securities in which the fund invests.

Policy and legislative changes in the United States and in other countries and other events affecting global markets, such as the United Kingdom’s expected exit from the European Union (or Brexit), are affecting many aspects of financial regulation and may in some instances contribute to decreased liquidity and increased volatility in the financial markets. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time.

Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, terrorism, natural disasters and other circumstances in one country or region could have profound impacts on global economies or markets. As a result, whether or not the fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the fund’s investments may be negatively affected.

Market trading risk. The fund faces numerous market trading risks, including the potential lack of an active market for fund shares, losses from trading in secondary markets, periods of high volatility and disruptions in the creation/redemption process. Any of these factors, among others, may lead to the fund’s shares trading at a premium or discount to net asset value.

Absence of active market. Although shares of the fund are listed for trading on one or more stock exchanges, there can be no assurance that an active trading market for such shares will develop or be maintained by market makers or Authorized Participants. Authorized Participants are not obligated to execute purchase or redemption orders for Creation Units. In periods of market volatility, market makers and/or Authorized Participants may be less willing to transact in fund shares. The absence of an active market for the fund’s shares may contribute to the fund’s shares trading at a premium or discount to NAV.

Shares of the fund may trade at prices other than NAV. Shares of the fund trade on stock exchanges at prices at, above or below the fund’s most recent net asset value. The net asset value of the fund is calculated at the end of each business day and fluctuates with changes in the market value of the fund’s holdings. The trading price of the fund’s shares fluctuates continuously throughout trading hours based on both market supply of and demand for fund shares and the underlying value of the fund’s portfolio holdings or net asset value. As a result, the trading prices of the fund’s shares may deviate significantly from net asset value during periods of market volatility, including during periods of high redemption requests or other unusual market conditions. ANY OF THESE FACTORS, AMONG OTHERS, MAY LEAD TO THE FUND’S SHARES TRADING AT A PREMIUM OR DISCOUNT TO NET ASSET VALUE.

National closed market trading risk. Where the underlying securities held by the fund trade on foreign exchanges that are closed when the securities exchange on which the fund’s shares trade is open, there are likely to be deviations between the current price of such an underlying security and the last quoted price for the underlying security (i.e., the fund’s quote from the closed foreign market), resulting in premiums or discounts to the fund’s net asset value that may be greater than those experienced by other ETFs.

Passive investment risk. The fund is not actively managed and neither LMPFA nor QS Investors attempts to take defensive positions.

Small and medium capitalization company risk. The fund will be exposed to additional risks as a result of its investments in the securities of small and medium capitalization companies. Small and medium capitalization companies may fall out of favor with investors; may have limited product lines, operating histories, markets or financial resources; or may be dependent upon a limited management group. The prices of securities of small and medium capitalization companies generally are more volatile than those of large capitalization companies and are more likely to be adversely affected than large capitalization companies by changes in earnings results and investor expectations or poor economic or market conditions, including those experienced during a recession. Securities of small and medium capitalization companies may underperform large capitalization companies, may be harder to sell at times and at prices the portfolio managers believe appropriate and may have greater potential for losses.

Small fund risk. When the fund’s size is small, the fund may experience low trading volume and wide bid/ask spreads. In addition, the fund may face the risk of being delisted if the fund does not meet certain conditions of the listing exchange.

Stock market and equity securities risk. The stock markets are volatile and the market prices of the fund’s equity securities may decline generally. Equity securities may have greater price volatility than other asset classes, such as fixed income securities, and may fluctuate in price based on actual or perceived changes in a company’s financial condition and overall market and economic conditions and perceptions. If the market prices of the equity securities owned by the fund fall, the value of your investment in the fund will decline.

Tracking error risk. The fund may be subject to tracking error, which is the divergence of the fund’s performance from that of the Underlying Index. Tracking error may occur because of differences between the securities and other instruments held in the fund’s portfolio and those included in the Underlying Index, pricing differences, transaction costs, the fund’s holding of uninvested cash, differences in timing of the accrual of distributions, the requirements associated with pass-through tax treatment, portfolio transactions carried out to minimize the distribution of capital gains to shareholders, changes to the Underlying Index or the need to meet various new or existing regulatory requirements. Tracking error may be heightened during times of increased market volatility or other unusual market conditions. Tracking error also may result because the fund incurs fees and expenses, while the Underlying Index does not.

14	Legg Mason Equity ETFs

Trading issues risk. Trading in fund shares on NASDAQ may be halted in certain circumstances. There can be no assurance that the requirements of NASDAQ necessary to maintain the listing of the fund will continue to be met.

Valuation risk. The sales price the fund could receive upon the sale of any particular portfolio investment may differ from the fund’s valuation of the investment and may differ from the value used by the Underlying Index, particularly for securities that trade in thin or volatile markets or that are valued using a fair value methodology. Authorized Participants who purchase or redeem fund shares on days when the fund is holding fair-valued securities may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the fund had not fair-valued securities or had used a different valuation methodology. The fund’s ability to value its investments may be impacted by technological issues and/or errors by pricing services or other third party service providers.

These and other risks are discussed in more detail in the Prospectus or in the Statement of Additional Information.

Legg Mason Equity ETFs	15

Performance

The accompanying bar chart and table provide some indication of the risks of investing in the fund. The bar chart shows changes in the fund’s performance from year to year. The table shows the average annual total returns of the fund and also compares the fund’s performance with the average annual total returns of an index or other benchmark. The fund makes updated performance information, including its current net asset value, available at www.leggmason.com/etfproducts (select fund), or by calling the fund at 1-877-721-1926.

The fund’s past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future.

Total returns (%)

Before taxes

Best Quarter (03/31/2017): 10.75    Worst Quarter (06/30/2018): (9.00)

Average annual total returns (%)
(for periods ended December 31, 2018)

	1 year	Since inception	Inception date
Return before taxes	(14.35)	6.43	12/28/2015
Return after taxes on distributions	(14.83)	5.52
Return after taxes on distributions and sale of fund shares	(7.75)	4.96
QS DBI Emerging Markets Diversified Index (reflects no deduction for fees, expenses or taxes)	(14.21)	6.98
MSCI Emerging Markets Index (reflects no deduction for fees, expenses or taxes)	(14.58)	8.99

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. Returns after taxes on distributions and sale of fund shares are higher than returns before taxes for certain periods shown because they reflect the tax benefit of capital losses realized on the sale of fund shares.

16	Legg Mason Equity ETFs

Management

Investment manager: Legg Mason Partners Fund Advisor, LLC (“LMPFA”)

Subadviser: QS Investors, LLC (“QS Investors”)

Portfolio managers: Robert Wang, Russell Shtern and Michael LaBella. Mr. Wang (Head of Portfolio Management at QS Investors), Mr. Shtern (Head of Global Equity Portfolio Management at QS Investors) and Mr. LaBella (Head of Global Equity Strategy at QS Investors) have been portfolio managers of the fund since 2015.

Purchase and sale of fund shares

The fund is an exchange-traded fund (commonly referred to as an “ETF”). Individual shares of the fund are listed on a national securities exchange and are redeemable only by Authorized Participants in Creation Units (as defined in this section). Most investors will buy and sell shares of the fund through a broker-dealer. The price of fund shares is based on market price, and because ETF shares trade at market prices rather than at net asset value, shares may trade at a price greater than net asset value (a premium) or less than net asset value (a discount). The fund will only issue or redeem shares that have been aggregated into blocks of 250,000 shares or multiples thereof (“Creation Units”) to Authorized Participants who have entered into agreements with the fund’s distributor. The fund generally will issue or redeem Creation Units in return for a designated portfolio of securities (and an amount of cash) that the fund specifies each day.

Tax information

The fund’s distributions are taxable, and will be taxed as ordinary income and/or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account. Withdrawals from such tax-deferred arrangements may be subject to tax at a later date.

Payments to broker/dealers and other financial intermediaries

If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as a bank), LMPFA or other related companies may pay the intermediary for marketing activities and presentations, educational training programs, conferences, the development of technology platforms and reporting systems or other services related to the sale or promotion of the fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Notice to Shareholders

The Board of Trustees of Legg Mason ETF Investment Trust on behalf of the fund has approved a proposal to terminate and liquidate the fund. Proceeds of the liquidation are currently expected to be sent to shareholders on or about March 22, 2019 (the “Liquidation Date”). Before that date, the assets of the fund will be liquidated at the discretion of fund management and the fund will cease to pursue its investment objective. Effective as of the close of business on March 6, 2019, the fund will no longer accept orders for the purchase of Creation Units. It is expected that the fund will cease trading on NASDAQ on or about March 15, 2019. During the period between the date that the fund ceases trading and the Liquidation Date, because the fund’s shares will no longer trade on NASDAQ, it is not anticipated that there will be a market for the purchase or sale of the fund’s shares.

In connection with the liquidation, any shares of the fund outstanding on the Liquidation Date will be automatically redeemed on the Liquidation Date. After payment (or setting aside for later payment) of the fund’s obligations, shareholders who remain in the fund until the Liquidation Date will receive liquidation distribution(s) based on the current aggregate net asset value of the shares of the fund that such shareholder then holds. The fund may or may not, depending upon the fund’s circumstances, pay one or more dividends or other distributions prior to or along with the redemption payments. Shareholders of the fund may sell their shares of the fund on NASDAQ until the market close on the date the fund ceases trading, and may incur customary transaction fees from their broker-dealer in connection with such sales.

Legg Mason Equity ETFs	17

Legg Mason US Diversified Core ETF

Investment objective

Legg Mason US Diversified Core ETF (the “fund”) seeks to track the investment results of an index composed of publicly traded U.S. equity securities.

Fees and expenses of the fund

The accompanying table describes the fees and expenses that you may pay if you buy and hold shares of the fund. You may also incur usual and customary brokerage commissions and other charges when buying or selling shares of the fund, which are not reflected in the table. The management agreement between Legg Mason ETF Investment Trust (the “Trust”) and Legg Mason Partners Fund Advisor, LLC (“LMPFA” or the “manager”) (the “Management Agreement”) provides that LMPFA will pay all operating expenses of the fund, except interest expenses, taxes, brokerage expenses, future Rule 12b-1 fees (if any), acquired fund fees and expenses, extraordinary expenses and the management fee payable to LMPFA under the Management Agreement. LMPFA will also pay all subadvisory fees of the fund.

Shareholder fees

(fees paid directly from your investment)
None

Annual fund operating expenses (%)

(expenses that you pay each year as a percentage of the value of your investment)

Management fees	0.30

Distribution and/or service (12b-1) fees	0.00

Other expenses	None
Total annual fund operating expenses	0.30

Example:

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other funds. The example assumes:

•	You invest $10,000 in the fund for the time periods indicated
•	Your investment has a 5% return each year and the fund’s operating expenses remain the same

You may also incur usual and customary brokerage commissions and other charges when buying or selling shares of the fund, which are not reflected in the example.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Number of years you own your shares ($)
	1 year	3 years	5 years	10 years
Legg Mason US Diversified Core ETF	31	97	169	380

18	Legg Mason Equity ETFs

Portfolio turnover. The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 24% of the average value of its portfolio.

Principal investment strategies

The fund seeks to track the investment results of the QS DBI US Diversified Index (the “Underlying Index”). The Underlying Index seeks to provide exposure to equities of U.S. companies and is based on a proprietary methodology created and sponsored by QS Investors, LLC (“QS Investors”), the fund’s subadviser. QS Investors is affiliated with both LMPFA and the fund. The Underlying Index is composed of U.S. companies that are included in the MSCI USA IMI Index. The proprietary rules-based process initially groups this universe of securities into multiple investment categories based on industries. Within each of these investment categories, securities are weighted by market capitalization. The process then combines those investment categories with more highly correlated historical performance into a smaller number of “clusters.” A cluster is a group of investment categories based on industry that have demonstrated a tendency to behave similarly (high correlation). Thereafter, each of these clusters are equally weighted in the Underlying Index to produce a diversified portfolio. QS Investors anticipates that the number of component securities in the Underlying Index will range from 2,200 to 2,500. The Underlying Index may include large, medium and small capitalization companies. The Underlying Index’s components are reconstituted annually and rebalanced quarterly. The Underlying Index is reconstituted on a different date from the MSCI USA IMI Index. Securities that are removed from, or added to, the MSCI USA IMI Index are removed from, or considered for inclusion in, the Underlying Index at the next annual reconstitution or quarterly rebalancing of the Underlying Index. The fund’s portfolio is rebalanced when the Underlying Index is rebalanced or reconstituted. The fund may trade at times other than when the Underlying Index is rebalanced or reconstituted for a variety of reasons, including when adjustments may be made to its representative sampling process from time to time or when investing cash.

The term “diversified” highlights the purpose of QS Investors’ Diversification Based Investing methodology, which seeks to avoid concentration risks often identified with market cap-weighted funds. The term “core” highlights the segment of the investment universe where the fund invests—as opposed to introducing value or size biases or investing in niche segments of the market.

The fund will invest at least 80% of its net assets, plus borrowings for investment purposes, if any, in securities that compose the Underlying Index. The equity securities that the fund will hold are principally common stocks.

The fund may invest up to 20% of its net assets in certain index futures, options, options on index futures, swap contracts or other derivatives (“Financial Instruments”) related to its Underlying Index and its component securities; cash and cash equivalents; other investment companies, including exchange-traded funds; and in securities and other instruments not included in its Underlying Index but which QS Investors believes will help the fund track its Underlying Index. The fund may invest in exchange-traded equity index futures to manage industry exposure and for cash management purposes.

Index investing. The fund uses a “passive” or indexing investment approach to achieve its investment objective. Unlike many investment companies, the fund does not try to outperform its Underlying Index and does not seek temporary defensive positions when markets decline or appear overvalued. Indexing may eliminate the chance that the fund will substantially outperform the Underlying Index and also may reduce some of the risks of active management, such as poor security selection. Indexing seeks to achieve lower costs and better after-tax performance by keeping portfolio turnover low in comparison to actively managed investment companies.

QS Investors may use a representative sampling indexing strategy to manage the fund. “Representative sampling” is an indexing strategy that involves investing in a representative sample of securities that collectively has an investment profile similar to that of the Underlying Index. When representative sampling is used, the securities selected are expected to have, in the aggregate, investment characteristics (based on factors such as return variability, risk, market capitalization, country/region exposures and sector exposures) and fundamental characteristics (such as portfolio yield, price/earnings ratios and price/book ratios) similar to those of the Underlying Index. The fund may or may not hold all of the securities in the Underlying Index.

Industry concentration policy. The fund will concentrate its investments (i.e., hold 25% or more of its total assets) in a particular industry to approximately the same extent that the Underlying Index is concentrated in the securities of such particular industry. For purposes of this limitation, securities of the U.S. government (including its agencies and instrumentalities) and repurchase agreements collateralized by U.S. government securities are not considered to be issued by members of any industry.

As of the end of the fund’s fiscal year, the top three industry sectors represented by the fund’s Underlying Index were consumer discretionary, information technology and health care. These industry sectors may change over time.

Principal risks

Risk is inherent in all investing. The value of your investment in the fund, as well as the amount of return you receive on your investment, may fluctuate significantly. You may lose part or all of your investment in the fund or your investment may not perform as well as other similar investments. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or government agency. The following is an alphabetical list of the principal risks of investing in the fund.

Legg Mason Equity ETFs	19

Asset class risk. Securities or other assets in the Underlying Index or in the fund’s portfolio may underperform in comparison to the general financial markets, a particular financial market or other asset classes.

Assets under management risk. From time to time a third party, LMPFA and/or affiliates of LMPFA or the fund may invest in the fund and hold its investment for a specific period of time in order for the fund to achieve size or scale. There can be no assurance that any such entity will not redeem its investment, that it will not redeem at an inopportune time for the fund or that the size of the fund will be maintained at a level necessary to enable the fund to remain viable. Such redemption may cause the fund to sell assets (or invest cash) at disadvantageous times or prices, increase or accelerate taxable gains or transaction costs and may negatively affect the fund’s net asset value, performance, or ability to satisfy redemptions in a timely manner.

Authorized Participant concentration risk. Only an Authorized Participant may engage in creation or redemption transactions directly with the fund. “Authorized Participant” means broker-dealers that are permitted to create and redeem shares directly with the fund and who have investors who have entered into agreements with the fund’s distributor. The fund has a limited number of institutions that act as Authorized Participants. To the extent that these institutions exit the business or are unable to proceed with creation and/or redemption orders with respect to the fund and no other Authorized Participant is able to step forward to create or redeem, in either of these cases, fund shares may trade at a discount to net asset value and possibly face trading halts and/or delisting.

Calculation methodology risk. The Underlying Index relies on various sources of information to assess the criteria of issuers, including information that may be based on assumptions and estimates. The fund, LMPFA and QS Investors do not guarantee the accuracy of the Underlying Index or have liability for any errors therein.

Concentration risk. The fund may be susceptible to an increased risk of loss, including losses due to events that adversely affect the fund’s investments more than the market as a whole, to the extent that the fund’s investments are concentrated in the securities of a particular issuer or issuers within the same geographic region, market, industry, group of industries, sector or asset class.

Consumer discretionary sector risk. The consumer discretionary sector may be affected by changes in domestic and international economies, exchange and interest rates, competition, consumers’ disposable income, trading and tariff arrangements, consumer preferences, social trends and marketing campaigns.

Cybersecurity risk. Cybersecurity incidents, both intentional and unintentional, may allow an unauthorized party to gain access to fund assets, fund or customer data (including private shareholder information), or proprietary information, cause the fund, the manager, the subadvisers, Authorized Participants, the relevant listing exchange and/or their service providers (including, but not limited to, fund accountants, custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or loss of operational functionality or prevent fund investors from purchasing, redeeming or exchanging shares or receiving distributions. A fund, the manager, and the subadvisers have limited ability to prevent or mitigate cybersecurity incidents affecting third party service providers. Cybersecurity incidents may result in financial losses to the fund and its shareholders, and substantial costs may be incurred in order to prevent any future cybersecurity incidents.

Derivatives risk. Using derivatives can increase fund losses and reduce opportunities for gains when market prices, interest rates, currencies, or the derivatives themselves, behave in a way not anticipated by the fund. Using derivatives also can have a leveraging effect and increase fund volatility. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Derivatives may be difficult to sell, unwind or value, and the counterparty may default on its obligations to the fund. Derivatives are generally subject to the risks applicable to the assets, rates, indices or other indicators underlying the derivative. The value of a derivative may fluctuate more than the underlying assets, rates, indices or other indicators to which it relates. Use of derivatives may have different tax consequences for the fund than an investment in the underlying security, and those differences may affect the amount, timing and character of income distributed to shareholders. The U.S. government and foreign governments are in the process of adopting and implementing regulations governing derivatives markets, including mandatory clearing of certain derivatives, margin and reporting requirements. The ultimate impact of the regulations remains unclear. Additional regulation of derivatives may make derivatives more costly, limit their availability or utility, otherwise adversely affect their performance or disrupt markets.

Healthcare sector risk. The profitability of companies in the healthcare sector may be affected by government regulations and government healthcare programs, increases or decreases in the cost of medical products and services and product liability claims, among other factors. Many healthcare companies are heavily dependent on patent protection, and the expiration of a company’s patent may adversely affect that company’s profitability. Healthcare companies are subject to competitive forces that may result in price discounting, and may be thinly capitalized and susceptible to product obsolescence.

Index-related risk. There is no guarantee that the fund will achieve a high degree of correlation to the Underlying Index and therefore achieve its investment objective. Market disruptions and regulatory restrictions could have an adverse effect on the fund’s ability to adjust its exposure to the required levels in order to track the Underlying Index. Errors in index data, index computations and/or the construction of the Underlying Index in accordance with its methodology may occur from time to time and may not be identified and corrected by the index administrator for a period of time or at all, which may have an adverse impact on the fund and its shareholders.

Index sampling risk. The fund may not fully replicate its Underlying Index (including for operational reasons or due to costs of access to a market) and may hold securities not included in the Underlying Index. As a result, the fund is subject to the risk that QS Investors’ investment strategy, the implementation of which is subject to a number of constraints, may not produce the intended results.

20	Legg Mason Equity ETFs

Information technology sector risk. Information technology companies face intense competition and potentially rapid product obsolescence. They are also heavily dependent on intellectual property rights and may be adversely affected by the loss or impairment of those rights.

Issuer risk. The market price of a security can go up or down more than the market as a whole and can perform differently from the value of the market as a whole, due to factors specifically relating to the security’s issuer, such as disappointing earnings reports by the issuer, unsuccessful products or services, loss of major customers, changes in management, corporate actions, negative perception in the marketplace, major litigation against the issuer or changes in government regulations affecting the issuer or the competitive environment. The fund may experience a substantial or complete loss on an individual security.

Large capitalization company risk. Large capitalization companies may fall out of favor with investors based on market and economic conditions. In addition, larger companies may not be able to attain the high growth rates of successful smaller companies and may be less capable of responding quickly to competitive challenges and industry changes. As a result, the fund’s value may not rise as much as, or may fall more than, the value of funds that focus on companies with smaller market capitalizations.

Liquidity risk. Some assets held by the fund may be impossible or difficult to sell and some assets that the fund wants to invest in may be impossible or difficult to purchase, particularly during times of market turmoil or due to adverse changes in the conditions of a particular issuer. These illiquid assets may also be difficult to value. Markets may become illiquid when, for instance, there are few, if any, interested buyers or sellers or when dealers are unwilling or unable to make a market for certain securities. If the fund is forced to sell an illiquid asset to meet redemption requests or other cash needs, the fund may be forced to sell at a loss. The fund may not receive its proceeds from the sale of certain securities for an extended period (for example, several weeks or even longer).

Market events risk. In the past decade financial markets throughout the world have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. Governmental and non-governmental issuers have defaulted on, or been forced to restructure, their debts. These conditions may continue, recur, worsen or spread. Events that have contributed to these market conditions include, but are not limited to, major cybersecurity events; geopolitical events (including wars and terror attacks); measures to address budget deficits; downgrading of sovereign debt; changes in oil and commodity prices; dramatic changes in currency exchange rates; and public sentiment.

U.S. and non-U.S. governments and central banks have provided significant support to financial markets, including by keeping interest rates at historically low levels. The U.S. Federal Reserve is reducing its market support activities and has begun raising interest rates. Certain non-U.S. governments and central banks have implemented or may implement so-called negative rates (e.g., charging depositors who keep their cash at a bank) to spur economic growth. Further Federal Reserve or other U.S. or non-U.S. governmental or central bank actions, including interest rate increases or contrary actions by different governments, could negatively affect financial markets generally, increase market volatility and reduce the value and liquidity of securities in which the fund invests.

Policy and legislative changes in the United States and in other countries and other events affecting global markets, such as the United Kingdom’s expected exit from the European Union (or Brexit), are affecting many aspects of financial regulation and may in some instances contribute to decreased liquidity and increased volatility in the financial markets. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time.

Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, terrorism, natural disasters and other circumstances in one country or region could have profound impacts on global economies or markets. As a result, whether or not the fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the fund’s investments may be negatively affected.

Market trading risk. The fund faces numerous market trading risks, including the potential lack of an active market for fund shares, losses from trading in secondary markets, periods of high volatility and disruptions in the creation/redemption process. Any of these factors, among others, may lead to the fund’s shares trading at a premium or discount to net asset value.

Absence of active market. Although shares of the fund are listed for trading on one or more stock exchanges, there can be no assurance that an active trading market for such shares will develop or be maintained by market makers or Authorized Participants. Authorized Participants are not obligated to execute purchase or redemption orders for Creation Units. In periods of market volatility, market makers and/or Authorized Participants may be less willing to transact in fund shares. The absence of an active market for the fund’s shares may contribute to the fund’s shares trading at a premium or discount to NAV.

Shares of the fund may trade at prices other than NAV. Shares of the fund trade on stock exchanges at prices at, above or below the fund’s most recent net asset value. The net asset value of the fund is calculated at the end of each business day and fluctuates with changes in the market value of the fund’s holdings. The trading price of the fund’s shares fluctuates continuously throughout trading hours based on both market supply of and demand for fund shares and the underlying value of the fund’s portfolio holdings or net asset value. As a result, the trading prices of the fund’s shares may deviate significantly from net asset value during periods of market volatility, including during periods of high redemption requests or other unusual market conditions. ANY OF THESE FACTORS, AMONG OTHERS, MAY LEAD TO THE FUND’S SHARES TRADING AT A PREMIUM OR DISCOUNT TO NET ASSET VALUE.

Passive investment risk. The fund is not actively managed and neither LMPFA nor QS Investors attempts to take defensive positions.

Legg Mason Equity ETFs	21

Small and medium capitalization company risk. The fund will be exposed to additional risks as a result of its investments in the securities of small and medium capitalization companies. Small and medium capitalization companies may fall out of favor with investors; may have limited product lines, operating histories, markets or financial resources; or may be dependent upon a limited management group. The prices of securities of small and medium capitalization companies generally are more volatile than those of large capitalization companies and are more likely to be adversely affected than large capitalization companies by changes in earnings results and investor expectations or poor economic or market conditions, including those experienced during a recession. Securities of small and medium capitalization companies may underperform large capitalization companies, may be harder to sell at times and at prices the portfolio managers believe appropriate and may have greater potential for losses.

Small fund risk. When the fund’s size is small, the fund may experience low trading volume and wide bid/ask spreads. In addition, the fund may face the risk of being delisted if the fund does not meet certain conditions of the listing exchange.

Stock market and equity securities risk. The stock markets are volatile and the market prices of the fund’s equity securities may decline generally. Equity securities may have greater price volatility than other asset classes, such as fixed income securities, and may fluctuate in price based on actual or perceived changes in a company’s financial condition and overall market and economic conditions and perceptions. If the market prices of the equity securities owned by the fund fall, the value of your investment in the fund will decline.

Tracking error risk. The fund may be subject to tracking error, which is the divergence of the fund’s performance from that of the Underlying Index. Tracking error may occur because of differences between the securities and other instruments held in the fund’s portfolio and those included in the Underlying Index, pricing differences, transaction costs, the fund’s holding of uninvested cash, differences in timing of the accrual of distributions, the requirements associated with pass-through tax treatment, portfolio transactions carried out to minimize the distribution of capital gains to shareholders, changes to the Underlying Index or the need to meet various new or existing regulatory requirements. Tracking error may be heightened during times of increased market volatility or other unusual market conditions. Tracking error also may result because the fund incurs fees and expenses, while the Underlying Index does not.

Trading issues risk. Trading in fund shares on NASDAQ may be halted in certain circumstances. There can be no assurance that the requirements of NASDAQ necessary to maintain the listing of the fund will continue to be met.

Valuation risk. The sales price the fund could receive upon the sale of any particular portfolio investment may differ from the fund’s valuation of the investment and may differ from the value used by the Underlying Index, particularly for securities that trade in thin or volatile markets or that are valued using a fair value methodology. Authorized Participants who purchase or redeem fund shares on days when the fund is holding fair-valued securities may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the fund had not fair-valued securities or had used a different valuation methodology. The fund’s ability to value its investments may be impacted by technological issues and/or errors by pricing services or other third party service providers.

These and other risks are discussed in more detail in the Prospectus or in the Statement of Additional Information.

22	Legg Mason Equity ETFs

Performance

The accompanying bar chart and table provide some indication of the risks of investing in the fund. The bar chart shows changes in the fund’s performance from year to year. The table shows the average annual total returns of the fund and also compares the fund’s performance with the average annual total returns of an index or other benchmark. The fund makes updated performance information, including its current net asset value, available at www.leggmason.com/etfproducts (select fund), or by calling the fund at 1-877-721-1926.

The fund’s past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future.

Total returns (%)

Before taxes

Best Quarter (12/31/2017): 6.73    Worst Quarter (12/31/ 2018): (14.65)

Average annual total returns (%)
(for periods ended December 31, 2018)

	1 year	Since inception	Inception date
Return before taxes	(8.10)	7.01	12/28/2015
Return after taxes on distributions	(9.84)	5.80
Return after taxes on distributions and sale of fund shares	(3.89)	5.34
QS DBI US Diversified Index (reflects no deduction for fees, expenses or taxes)	(7.73)	7.43
Russell 3000 Index (reflects no deduction for fees, expenses or taxes)	(5.24)	8.72

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. Returns after taxes on distributions and sale of fund shares are higher than returns before taxes for certain periods shown because they reflect the tax benefit of capital losses realized on the sale of fund shares.

Legg Mason Equity ETFs	23

Management

Investment manager: Legg Mason Partners Fund Advisor, LLC (“LMPFA”)

Subadviser: QS Investors, LLC (“QS Investors”)

Portfolio managers: Robert Wang, Russell Shtern and Michael LaBella. Mr. Wang (Head of Portfolio Management at QS Investors), Mr. Shtern (Head of Global Equity Portfolio Management at QS Investors) and Mr. LaBella (Head of Global Equity Strategy at QS Investors) have been portfolio managers of the fund since 2015.

Purchase and sale of fund shares

The fund is an exchange-traded fund (commonly referred to as an “ETF”). Individual shares of the fund are listed on a national securities exchange and are redeemable only by Authorized Participants in Creation Units (as defined in this section). Most investors will buy and sell shares of the fund through a broker-dealer. The price of fund shares is based on market price, and because ETF shares trade at market prices rather than at net asset value, shares may trade at a price greater than net asset value (a premium) or less than net asset value (a discount). The fund will only issue or redeem shares that have been aggregated into blocks of 100,000 shares or multiples thereof (“Creation Units”) to Authorized Participants who have entered into agreements with the fund’s distributor. The fund generally will issue or redeem Creation Units in return for a designated portfolio of securities (and an amount of cash) that the fund specifies each day.

Tax information

The fund’s distributions are taxable, and will be taxed as ordinary income and/or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account. Withdrawals from such tax-deferred arrangements may be subject to tax at a later date.

Payments to broker/dealers and other financial intermediaries

If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as a bank), LMPFA or other related companies may pay the intermediary for marketing activities and presentations, educational training programs, conferences, the development of technology platforms and reporting systems or other services related to the sale or promotion of the fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Notice to Shareholders

The Board of Trustees of Legg Mason ETF Investment Trust on behalf of the fund has approved a proposal to terminate and liquidate the fund. Proceeds of the liquidation are currently expected to be sent to shareholders on or about March 22, 2019 (the “Liquidation Date”). Before that date, the assets of the fund will be liquidated at the discretion of fund management and the fund will cease to pursue its investment objective. Effective as of the close of business on March 6, 2019, the fund will no longer accept orders for the purchase of Creation Units. It is expected that the fund will cease trading on NASDAQ on or about March 15, 2019. During the period between the date that the fund ceases trading and the Liquidation Date, because the fund’s shares will no longer trade on NASDAQ, it is not anticipated that there will be a market for the purchase or sale of the fund’s shares.

In connection with the liquidation, any shares of the fund outstanding on the Liquidation Date will be automatically redeemed on the Liquidation Date. After payment (or setting aside for later payment) of the fund’s obligations, shareholders who remain in the fund until the Liquidation Date will receive liquidation distribution(s) based on the current aggregate net asset value of the shares of the fund that such shareholder then holds. The fund may or may not, depending upon the fund’s circumstances, pay one or more dividends or other distributions prior to or along with the redemption payments. Shareholders of the fund may sell their shares of the fund on NASDAQ until the market close on the date the fund ceases trading, and may incur customary transaction fees from their broker-dealer in connection with such sales.

More on the funds’ investment strategies, investments and risks

Introduction

Each fund is an exchange-traded fund (“ETF”). Shares of the funds are listed for trading on The NASDAQ Stock Market, LLC (“NASDAQ”). The market price for a share of each fund may be different from the fund’s most recent net asset value.

ETFs are funds that trade like other publicly traded securities. Each fund is designed to track an index. Similar to shares of an index mutual fund, each share of a fund represents an ownership interest in an underlying portfolio of securities and other instruments intended to track a market index. Unlike shares of a mutual fund, which can be bought and redeemed from the issuing fund by all shareholders at a price based on net asset value, shares of the funds may be purchased or redeemed directly from a fund at net asset value solely by Authorized Participants. Also unlike shares of a mutual fund, shares of the funds are listed on a national securities exchange and trade in the secondary market at market prices that change throughout the day.

24	Legg Mason Equity ETFs

An index is a financial calculation, based on a grouping of financial instruments, that is not an investment product, while each fund is an actual investment portfolio. The performance of each fund and its Underlying Index may vary for a number of reasons, including transaction costs, non-U.S. currency valuations, asset valuations, corporate actions (such as mergers and spin-offs), timing variances and differences between a fund’s portfolio and its Underlying Index resulting from the fund’s use of representative sampling or from legal restrictions (such as diversification requirements) that apply to the fund but not to its Underlying Index. “Tracking error” is the divergence of the performance (return) of the fund’s portfolio from that of its Underlying Index. QS Investors expects that, over time, each fund’s tracking error will not exceed 5%. Because each fund may use a representative sampling indexing strategy, it can be expected to have a larger tracking error than if it used a replication indexing strategy. “Replication” is an indexing strategy in which a fund invests in substantially all of the securities in its underlying index in approximately the same proportions as in the underlying index.

Legg Mason Developed ex-US Diversified Core ETF

Investment objective

Legg Mason Developed ex-US Diversified Core ETF (the “Developed ex-US Diversified Core ETF”) seeks to track the investment results of an index composed of publicly traded equity securities of developed markets outside the United States.

Principal investment strategies

The Developed ex-US Diversified Core ETF (referred to in this section as the “fund”) seeks to track the investment results of the QS DBI Developed ex-US Diversified Index (the “Underlying Index”). The Underlying Index seeks to provide exposure to equity markets in developed countries outside the United States and is based on a proprietary methodology created and sponsored by QS Investors, the fund’s subadviser. QS Investors is affiliated with both LMPFA and the fund. The Underlying Index is composed of equity securities in developed markets outside the United States that are included in the MSCI World ex-US Index. The proprietary rules-based process initially groups this universe of securities into multiple investment categories based on geography and sector. Within each of these investment categories, securities are weighted by market capitalization. The process then combines those investment categories with more highly correlated historical performance into a smaller number of “clusters.” A cluster is a group of investment categories based on geography and sector that have demonstrated a tendency to behave similarly (high correlation). Thereafter, each of these clusters are equally weighted in the Underlying Index to produce a highly diversified portfolio. QS Investors anticipates that the number of component securities in the Underlying Index will range from 900 to 1,000. The Underlying Index may include large, medium and small capitalization companies. As of December 31, 2018, the Underlying Index consisted of securities from the following 20 countries: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, Norway, Singapore, Spain, Sweden, Switzerland and the United Kingdom. The Underlying Index’s components are reconstituted annually and rebalanced quarterly. The Underlying Index is reconstituted on a different date from the MSCI World ex-US Index. Securities that are removed from, or added to, the MSCI World ex-US Index are removed from, or considered for inclusion in, the Underlying Index at the next annual reconstitution or quarterly rebalancing of the Underlying Index. The fund’s portfolio is rebalanced when the Underlying Index is rebalanced or reconstituted. The fund may trade at times other than when the Underlying Index is rebalanced or reconstituted for a variety of reasons, including when adjustments may be made to its representative sampling process from time to time or when investing cash.

The term “diversified” highlights the purpose of QS Investors’ Diversification Based Investing methodology, which seeks to avoid concentration risks often identified with market cap-weighted funds. The term “core” highlights the segment of the investment universe where the fund invests—as opposed to introducing value or size biases or investing in niche segments of the market.

QS Investors determines whether an issuer is located in a particular country by reference to the MSCI World ex-US Index methodology. MSCI Inc., which constructs the MSCI World ex-US Index, will generally deem an issuer to be located in a particular country if it is organized under the laws of the particular country and it is primarily listed in the particular country. In the event that these factors point to more than one country, the MSCI World ex-US Index methodology provides for consideration of certain additional factors.

The fund will invest at least 80% of its net assets, plus borrowings for investment purposes, if any, in securities that compose the Underlying Index. Securities that compose the Underlying Index include depositary receipts representing securities in the Underlying Index. The equity securities that the fund will hold are principally common stocks.

The fund may invest up to 20% of its net assets in certain index futures, options, options on index futures, swap contracts or other derivatives (“Financial Instruments”) related to its Underlying Index and its component securities; cash and cash equivalents; other investment companies, including exchange-traded funds; and in securities and other instruments not included in its Underlying Index but which QS Investors believes will help the fund track its Underlying Index. The fund may invest in exchange-traded equity index futures and currency derivatives to gain exposure to local markets and may also use currency derivatives for cash management purposes.

Index investing. The fund uses a “passive” or indexing investment approach to achieve its investment objective. Unlike many investment companies, the fund does not try to outperform its Underlying Index and does not seek temporary defensive positions when markets decline or appear overvalued. Indexing may eliminate the chance that the fund will substantially outperform the Underlying Index and also may reduce some of the risks of active management, such as poor security selection. Indexing seeks to achieve lower costs and better after-tax performance by keeping portfolio turnover low in comparison to actively managed investment companies.

Legg Mason Equity ETFs	25

QS Investors may use a representative sampling indexing strategy to manage the fund. “Representative sampling” is an indexing strategy that involves investing in a representative sample of securities that collectively has an investment profile similar to that of the Underlying Index. When representative sampling is used, the securities selected are expected to have, in the aggregate, investment characteristics (based on factors such as return variability, risk, market capitalization, country/region exposures and sector exposures) and fundamental characteristics (such as portfolio yield, price/earnings ratios and price/book ratios) similar to those of the Underlying Index. The fund may or may not hold all of the securities in the Underlying Index.

Industry concentration policy. The fund will concentrate its investments (i.e., hold 25% or more of its total assets) in a particular industry to approximately the same extent that the Underlying Index is concentrated in the securities of such particular industry. For purposes of this limitation, securities of the U.S. government (including its agencies and instrumentalities) and repurchase agreements collateralized by U.S. government securities are not considered to be issued by members of any industry.

As of the end of the fund’s fiscal year, the top three industry sectors represented by the fund’s Underlying Index were financials, communication services and consumer staples. These industry sectors may change over time.

Legg Mason Emerging Markets Diversified Core ETF

Investment objective

Legg Mason Emerging Markets Diversified Core ETF (the “Emerging Markets Diversified Core ETF”) seeks to track the investment results of an index composed of publicly traded equity securities in emerging markets.

Principal investment strategies

The Emerging Markets Diversified Core ETF (referred to in this section as the “fund”) seeks to track the investment results of the QS DBI Emerging Markets Diversified Index (the “Underlying Index”). The Underlying Index seeks to provide exposure to equity securities in emerging markets and is based on a proprietary methodology created and sponsored by QS Investors, the fund’s subadviser. QS Investors is affiliated with both LMPFA and the fund. The Underlying Index is composed of emerging markets equity securities that are included in the MSCI Emerging Markets Index. The proprietary rules- based process initially groups this universe of securities into multiple investment categories based on geography and sector. Within each of these investment categories, securities are weighted by market capitalization. The process then combines those investment categories with more highly correlated historical performance into a smaller number of “clusters.” A cluster is a group of investment categories based on geography and sector that have demonstrated a tendency to behave similarly (high correlation). Thereafter, each of these clusters are weighted in the Underlying Index to produce a highly diversified portfolio. QS Investors anticipates that the number of component securities in the Underlying Index will range from 700 to 800. The Underlying Index may include large, medium and small capitalization companies. As of December 31, 2018, the Underlying Index consisted of securities from the following 21 emerging market countries: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Malaysia, Mexico, Peru, Philippines, Poland, Russia, South Africa, South Korea, Taiwan, Thailand and Turkey. The Underlying Index’s components are reconstituted annually and rebalanced quarterly. The Underlying Index is reconstituted on a different date from the MSCI Emerging Markets Index. Securities that are removed from, or added to, the MSCI Emerging Markets Index are removed from, or considered for inclusion in, the Underlying Index at the next annual reconstitution or quarterly rebalancing of the Underlying Index. The fund’s portfolio is rebalanced when the Underlying Index is rebalanced or reconstituted. The fund may trade at times other than when the Underlying Index is rebalanced or reconstituted for a variety of reasons, including when adjustments may be made to its representative sampling process from time to time or when investing cash.

The term “diversified” highlights the purpose of QS Investors’ Diversification Based Investing methodology, which seeks to avoid concentration risks often identified with market cap-weighted funds. The term “core” highlights the segment of the investment universe where the fund invests—as opposed to introducing value or size biases or investing in niche segments of the market.

QS Investors determines whether an issuer is located in an emerging market country by reference to the MSCI Emerging Markets Index methodology. MSCI Inc., which constructs the MSCI Emerging Markets Index, will generally deem an issuer to be located in an emerging market country if it is organized under the laws of the emerging market country and it is primarily listed in the emerging market country. In the event that these factors point to more than one country, the MSCI Emerging Markets Index methodology provides for consideration of certain additional factors.

The fund will invest at least 80% of its net assets, plus borrowings for investment purposes, if any, in securities that compose the Underlying Index. Securities that compose the Underlying Index include depositary receipts representing securities in the Underlying Index. The equity securities that the fund will hold are principally common stocks.

The fund may invest up to 20% of its net assets in certain Financial Instruments related to its Underlying Index and its component securities; cash and cash equivalents; other investment companies, including exchange-traded funds; and in securities and other instruments not included in its Underlying Index but which QS Investors believes will help the fund track its Underlying Index. The fund may invest in exchange-traded equity index futures and currency derivatives to gain exposure to local markets and may also use currency derivatives for cash management purposes.

Index investing. The fund uses a “passive” or indexing investment approach to achieve its investment objective. Unlike many investment companies, the fund does not try to outperform its Underlying Index and does not seek temporary defensive positions when markets decline or appear overvalued. Indexing may eliminate the chance that the fund will substantially outperform the Underlying Index and also may reduce some of

26	Legg Mason Equity ETFs

the risks of active management, such as poor security selection. Indexing seeks to achieve lower costs and better after-tax performance by keeping portfolio turnover low in comparison to actively managed investment companies.

QS Investors may use a representative sampling indexing strategy to manage the fund. “Representative sampling” is an indexing strategy that involves investing in a representative sample of securities that collectively has an investment profile similar to that of the Underlying Index. When representative sampling is used, the securities selected are expected to have, in the aggregate, investment characteristics (based on factors such as return variability, risk, market capitalization, country/region exposures and sector exposures) and fundamental characteristics (such as portfolio yield, price/earnings ratios and price/book ratios) similar to those of the Underlying Index. The fund may or may not hold all of the securities in the Underlying Index.

Industry concentration policy. The fund will concentrate its investments (i.e., hold 25% or more of its total assets) in a particular industry to approximately the same extent that the Underlying Index is concentrated in the securities of such particular industry. For purposes of this limitation, securities of the U.S. government (including its agencies and instrumentalities) and repurchase agreements collateralized by U.S. government securities are not considered to be issued by members of any industry.

As of the end of the fund’s fiscal year, the top three industry sectors represented by the fund’s Underlying Index were financials, communication services and consumer discretionary. These industry sectors may change over time.

Legg Mason US Diversified Core ETF

Investment objective

Legg Mason US Diversified Core ETF (the “US Diversified Core ETF”) seeks to track the investment results of an index composed of publicly traded U.S. equity securities.

Principal investment strategies

The US Diversified Core ETF (referred to in this section as the “fund”) seeks to track the investment results of the QS DBI US Diversified Index (the “Underlying Index”). The Underlying Index seeks to provide exposure to equities of U.S. companies and is based on a proprietary methodology created and sponsored by QS Investors, the fund’s subadviser. QS Investors is affiliated with both LMPFA and the fund. The Underlying Index is composed of U.S. companies that are included in the MSCI USA IMI Index. The proprietary rules-based process initially groups this universe of securities into multiple investment categories based on industries. Within each of these investment categories, securities are weighted by market capitalization. The process then combines those investment categories with more highly correlated historical performance into a smaller number of “clusters.” A cluster is a group of investment categories based on industry that have demonstrated a tendency to behave similarly (high correlation). Thereafter, each of these clusters are equally weighted in the Underlying Index to produce a diversified portfolio. QS Investors anticipates that the number of component securities in the Underlying Index will range from 2,200 to 2,500. The Underlying Index may include large, medium and small capitalization companies. The Underlying Index’s components are reconstituted annually and rebalanced quarterly. The Underlying Index is reconstituted on a different date from the MSCI USA IMI Index. Securities that are removed from, or added to, the MSCI USA IMI Index are removed from, or considered for inclusion in, the Underlying Index at the next annual reconstitution or quarterly rebalancing of the Underlying Index. The fund’s portfolio is rebalanced when the Underlying Index is rebalanced or reconstituted. The fund may trade at times other than when the Underlying Index is rebalanced or reconstituted for a variety of reasons, including when adjustments may be made to its representative sampling process from time to time or when investing cash.

The term “diversified” highlights the purpose of QS Investors’ Diversification Based Investing methodology, which seeks to avoid concentration risks often identified with market cap-weighted funds. The term “core” highlights the segment of the investment universe where the fund invests—as opposed to introducing value or size biases or investing in niche segments of the market.

The fund will invest at least 80% of its net assets, plus borrowings for investment purposes, if any, in securities that compose the Underlying Index. The equity securities that the fund will hold are principally common stocks.

The fund may invest up to 20% of its net assets in certain Financial Instruments related to its Underlying Index and its component securities; cash and cash equivalents; other investment companies, including exchange-traded funds; and in securities and other instruments not included in its Underlying Index but which QS Investors believes will help the fund track its Underlying Index. The fund may invest in exchange-traded equity index futures to manage industry exposure and for cash management purposes.

Index investing. The fund uses a “passive” or indexing investment approach to achieve its investment objective. Unlike many investment companies, the fund does not try to outperform its Underlying Index and does not seek temporary defensive positions when markets decline or appear overvalued. Indexing may eliminate the chance that the fund will substantially outperform the Underlying Index and also may reduce some of the risks of active management, such as poor security selection. Indexing seeks to achieve lower costs and better after-tax performance by keeping portfolio turnover low in comparison to actively managed investment companies.

QS Investors may use a representative sampling indexing strategy to manage the fund. “Representative sampling” is an indexing strategy that involves investing in a representative sample of securities that collectively has an investment profile similar to that of the Underlying Index. When

Legg Mason Equity ETFs	27

representative sampling is used, the securities selected are expected to have, in the aggregate, investment characteristics (based on factors such as return variability, risk, market capitalization, country/region exposures and sector exposures) and fundamental characteristics (such as portfolio yield, price/earnings ratios and price/book ratios) similar to those of the Underlying Index. The fund may or may not hold all of the securities in the Underlying Index.

Industry concentration policy. The fund will concentrate its investments (i.e., hold 25% or more of its total assets) in a particular industry to approximately the same extent that the Underlying Index is concentrated in the securities of such particular industry. For purposes of this limitation, securities of the U.S. government (including its agencies and instrumentalities) and repurchase agreements collateralized by U.S. government securities are not considered to be issued by members of any industry.

As of the end of the fund’s fiscal year, the top three industry sectors represented by the fund’s Underlying Index were consumer discretionary, information technology and health care. These industry sectors may change over time.

Important information

Each fund’s investment objective may be changed by the Board of Trustees (the “Board”) without shareholder approval and on notice to shareholders.

There is no assurance that a fund will meet its investment objective.

Each fund’s 80% investment policy may be changed by the Board without shareholder approval upon 60 days’ prior notice to shareholders.

Each fund’s other investment strategies and policies may be changed from time to time without shareholder approval, unless specifically stated otherwise in this Prospectus or in the SAI.

Under new continuous listing standards adopted by each fund’s listing exchange, which went into effect on January 1, 2018, each fund is required to confirm on an ongoing basis that the components of its Underlying Index satisfy the applicable listing requirements. In the event that the Underlying Index does not comply with the applicable listing requirements, a fund would be required to rectify such non-compliance by requesting that the index provider modify the Underlying Index, adopting a new underlying index, or obtaining relief from the Securities and Exchange Commission. Failure to rectify such non-compliance may result in a fund’s being delisted by the listing exchange.

Cash management

Each fund may hold cash pending investment, and may invest in money market instruments for cash management purposes. The amount of assets each fund may hold for cash management purposes will depend on market conditions and the need to meet expected redemption requests.

Derivatives

Derivatives are financial instruments whose value depends upon, or is derived from, the value of an asset, such as one or more underlying investments, indexes or currencies. Each fund may engage in a variety of transactions using derivatives, including certain index futures, options, options on index futures, swap contracts or other derivatives related to its Underlying Index and its component securities. Derivatives may be used by each fund for any of the following purposes:

•	As a substitute for buying or selling securities
•	As a means of providing exposure to types of investments or market factors
•	As a cash flow management technique

A derivative contract will obligate or entitle a fund to deliver or receive an asset or cash payment based on the change in value of one or more underlying investments, indexes or currencies. When a fund enters into derivatives transactions, it may be required to segregate assets or enter into offsetting positions, in accordance with applicable regulations. Such segregation is not a hedging technique and will not limit the fund’s exposure to loss. A fund will, therefore, have investment risk with respect to both the derivative itself and the assets that have been segregated to offset the fund’s derivative exposure. If such segregated assets represent a large portion of the fund’s portfolio, portfolio management may be affected as covered positions may have to be reduced if it becomes necessary for the fund to reduce the amount of segregated assets in order to meet redemptions or other obligations.

Exchange-traded funds (ETFs)

Each fund may invest in shares of open-end investment management companies or unit investment trusts that are traded on a stock exchange, called ETFs. Investing in an index-based ETF gives a fund exposure to the securities comprising the index on which the ETF is based and the fund will gain or lose value depending on the performance of the index.

Exchange-traded notes (ETNs)

Each fund may invest in ETNs, which are debt securities that combine certain aspects of ETFs and bonds. ETNs, like ETFs, may be traded on stock exchanges and their value depends on the performance of the underlying index and the credit rating of the issuer. ETNs may be held to maturity, but unlike bonds there are no periodic interest payments and principal is not protected.

28	Legg Mason Equity ETFs

Percentage and other limitations

Each fund’s compliance with its investment limitations and requirements described in this Prospectus is usually determined at the time of investment. If such a percentage limitation is complied with at the time of an investment, any subsequent change resulting from a change in asset values or characteristics will not constitute a violation of that limitation.

More on risks of investing in the funds

Below are descriptions of the main factors that may play a role in shaping the fund’s overall risk profile. The descriptions appear in alphabetical order, not in order of importance.

Asset class risk. Securities or other assets in the Underlying Index or in the fund’s portfolio may underperform in comparison to the general financial markets, a particular financial market or other asset classes. This may cause the fund to underperform other investment vehicles that invest in different asset classes.

Assets under management risk. From time to time a third party, LMPFA and/or affiliates of LMPFA or the fund may invest in the fund and hold its investment for a specific period of time in order for the fund to achieve size or scale. There can be no assurance that any such entity will not redeem its investment, that it will not redeem at an inopportune time for the fund or that the size of the fund will be maintained at a level necessary to enable the fund to remain viable. Such redemption may cause the fund to sell assets (or invest cash) at disadvantageous times or prices, increase or accelerate taxable gains or transaction costs and may negatively affect the fund’s net asset value, performance, or ability to satisfy redemptions in a timely manner.

Authorized Participant concentration risk. Only an Authorized Participant may engage in creation or redemption transactions directly with the fund. “Authorized Participant” means broker-dealers that are permitted to create and redeem shares directly with the fund and who have investors who have entered into agreements with the fund’s distributor. The fund has a limited number of institutions that act as Authorized Participants. To the extent that these institutions exit the business or are unable to proceed with creation and/or redemption orders with respect to the fund and no other Authorized Participant is able to step forward to create or redeem, in either of these cases, fund shares may trade at a discount to net asset value and possibly face trading halts and/or delisting. Authorized Participant concentration risk may be heightened for ETFs that invest in foreign securities.

Calculation methodology risk. The Underlying Index relies on various sources of information to assess the criteria of issuers, including information that may be based on assumptions and estimates. The fund, LMPFA and QS Investors do not guarantee the accuracy of the Underlying Index or have liability for any errors therein.

Cash management risk. The value of the investments held by a fund for cash management purposes may be affected by changing interest rates and by changes in credit ratings of the investments. If a fund holds cash uninvested, the cash will be subject to the credit risk of the depository institution holding the cash. If a significant amount of the fund’s assets are used for cash management purposes, the fund will be less likely to achieve its investment objective. The fund’s investments in money market instruments will likely cause the fund’s returns to differ from those of the Underlying Index.

Communication services sector risk (Developed ex-US Diversified Core ETF and Emerging Markets Diversified Core ETF). Companies in the communication services sector may encounter distressed cash flows due to the need to commit substantial capital to meet increasing competition, particularly in developing new products and services using new technology. Technological innovations may make the products and services of certain communication services companies obsolete.

Communication services providers are generally required to obtain franchises or licenses in order to provide services in a given location. Licensing and franchise rights in the telecommunications sector are limited, which may provide an advantage to certain participants. Limited availability of such rights, high barriers to market entry and regulatory oversight, among other factors, have led to consolidation of companies within the sector, which could lead to further regulation or other negative effects in the future.

Concentration risk. A fund may be susceptible to an increased risk of loss, including losses due to events that adversely affect a fund’s investments more than the market as a whole, to the extent that the fund’s investments are concentrated in the securities of a particular issuer or issuers within the same geographic region, market, industry, group of industries, sector or asset class.

Consumer discretionary sector risk (Emerging Markets Diversified Core ETF and US Diversified Core ETF). The success of consumer product manufacturers and retailers is tied closely to the performance of domestic and international economies, interest rates, exchange rates, competition, trade and tariff arrangements, consumer confidence, changes in demographics and consumer preferences. Companies in the consumer discretionary sector depend heavily on disposable household income and consumer spending, and may be strongly affected by social trends and marketing campaigns. These companies may be subject to severe competition, which may have an adverse impact on their profitability.

Consumer staples sector risk (Developed ex-US Diversified Core ETF). The consumer staples sector may be affected by the regulation of various product components and production methods, trading and tariff arrangements, marketing campaigns and changes in consumer demand. Tobacco companies, in particular, may be adversely affected by new laws, regulations and litigation. The consumer staples sector may also be adversely affected by changes or trends in commodity prices, which may be influenced by unpredictable factors.

Legg Mason Equity ETFs	29

Currency risk (Developed ex-US Diversified Core ETF and Emerging Markets Diversified Core ETF). The value of investments in securities denominated in foreign currencies increases or decreases as the rates of exchange between those currencies and the U.S. dollar change. Currency conversion costs and currency fluctuations could erase investment gains or add to investment losses. Currency exchange rates can be volatile, and are affected by factors such as general economic conditions, the actions of the U.S. and foreign governments or central banks, the imposition of currency controls and speculation.

Cybersecurity risk. Cybersecurity incidents, both intentional and unintentional, may allow an unauthorized party to gain access to fund assets, fund or customer data (including private shareholder information), or proprietary information, cause a fund, the manager, the subadvisers, Authorized Participants, the relevant listing exchange and/or their service providers (including, but not limited to, fund accountants, custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or loss of operational functionality or prevent fund investors from purchasing, redeeming or exchanging shares or receiving distributions. A fund, the manager, and the subadvisers have limited ability to prevent or mitigate cybersecurity incidents affecting third party service providers. Cybersecurity incidents may result in financial losses to the fund and its shareholders, and substantial costs may be incurred in order to prevent any future cybersecurity incidents.

Derivatives risk. Derivatives involve special risks and costs and may result in losses to the fund, even when used for hedging purposes. The fund may not fully benefit from or may lose money on forward currency transactions if changes in currency exchange rates do not occur as anticipated or do not correspond accurately to changes in the value of the fund’s holdings. The fund’s ability to use forward foreign currency transactions successfully depends on a number of factors, including the forward foreign currency transactions being available at prices that are not too costly, the availability of liquid markets and the ability of the portfolio managers to accurately predict the direction of changes in currency exchange rates. Currency exchange rates may be volatile and may be affected by, among other factors, the general economics of a country, the actions of U.S. and foreign governments or central banks, the imposition of currency controls and speculation. A security may be denominated in a currency that is different from the currency where the issuer is domiciled. The other parties to certain derivatives transactions present the same types of credit risk as issuers of fixed income securities. For example, the fund’s currency transactions are subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. Derivatives also tend to involve greater liquidity risk and they may be difficult to value. The fund may be unable to terminate or sell its derivative positions. In fact, many over-the-counter derivatives will not have liquidity beyond the counterparty to the instrument. Derivatives are generally subject to the risks applicable to the assets, rates, indices or other indicators underlying the derivative. The value of a derivative may fluctuate more than the underlying assets, rates, indices or other indicators to which it relates. Use of derivatives or similar instruments may have different tax consequences for the fund than an investment in the underlying security, and those differences may affect the amount, timing and character of income distributed to shareholders. The fund’s use of derivatives may also increase the amount of taxes payable by shareholders. Using derivatives also can have a leveraging effect which may increase investment losses and increase the fund’s volatility, which is the degree to which the fund’s share price may fluctuate within a short time period. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. The U.S. government and non-U.S. governments are in the process of adopting and implementing regulations governing derivatives markets. The ultimate impact of the regulations remains unclear. Additional regulation of derivatives may make derivatives more costly, limit their availability or utility, otherwise adversely affect their performance or disrupt markets. The fund may be exposed to additional risks as a result of the additional regulations. The extent and impact of the additional regulations are not yet fully known and may not be for some time.

Risks associated with the use of derivatives are magnified to the extent that an increased portion of the fund’s assets are committed to derivatives in general or are invested in just one type of derivative.

Exchange-traded notes (“ETNs”) risk. ETNs are not structured as investment companies and thus are not regulated under the 1940 Act. ETNs may be traded on stock exchanges and generally track specified market indexes, and their value depends on the performance of the underlying index and the credit rating of the issuer. However, there may be substantial differences between the price at which the ETN is traded and the value of the underlying index. ETNs are not collateralized by securities in underlying indexes. The issuer of an ETN is responsible for payments of principal and interest under the ETN. ETNs may be held to maturity, but there are no periodic interest payments and principal is not protected. Each fund is exposed to the risk that an ETN’s issuer will not have sufficient assets to make interest or principal payments. Unlike ETFs, ETNs are not investments in a dedicated pool of the issuer’s assets and operate more like unsecured debt. Each fund could lose some or the entire amount invested in an ETN.

Financial services sector risk (Developed ex-US Diversified Core ETF and Emerging Markets Diversified Core ETF). Companies in the financials sector of an economy are subject to extensive governmental regulation and intervention, which may adversely affect the scope of their activities, the prices they can charge, the amount of capital they must maintain and, potentially, their size. Governmental regulation may change frequently and may have significant adverse consequences for companies in the financials sector, including effects not intended by such regulation. The impact of more stringent capital requirements, or recent or future regulation in various countries of any individual financial company or of the financials sector as a whole, cannot be predicted. Certain risks may impact the value of investments in the financials sector more severely than those of investments outside this sector, including the risks associated with companies that operate with substantial financial leverage. Companies in the financials sector may also be adversely affected by increases in interest rates and loan losses, decreases in the availability of money or asset valuations, credit rating downgrades and adverse conditions in other related markets. Insurance companies, in particular, may be subject to severe price competition and/or rate regulation, which may have an adverse impact on their profitability. The financials sector is particularly sensitive to fluctuations in interest rates. The financials sector is also a target for cyber attacks, and may experience technology malfunctions and disruptions. In recent years, cyber attacks and technology failures have become increasingly frequent in this sector and have reportedly caused losses to companies in this sector, which may negatively impact a fund. Interconnectedness or interdependence among financial services companies increases the risk

30	Legg Mason Equity ETFs

that the financial distress or failure of one financial services company may materially and adversely affect a number of other financial services companies.

Foreign custody and settlement risk (Developed ex-US Diversified Core ETF and Emerging Markets Diversified Core ETF). Foreign custody risk refers to the risks inherent in the process of clearing and settling trades and to the holding of securities, cash and other assets by local banks, agents and depositories in securities markets outside the United States. Low trading volumes and volatile prices in less developed markets make trades harder to complete and settle, and governments or trade groups may compel local agents to hold securities in designated depositories that may not be subject to independent evaluation. Local agents are held only to the standards of care of their local markets, and thus may be subject to limited or no government oversight. In an extreme case, the fund’s securities may be misappropriated or the fund may be unable to sell its securities. In general, the less developed a country’s securities market is, the greater the likelihood of custody problems. Settlement of trades in these markets can take longer than in other markets and the fund may not receive its proceeds from the sale of certain securities for an extended period (possibly several weeks or even longer).

Foreign investments and emerging markets risk (Developed ex-US Diversified Core ETF and Emerging Markets Diversified Core ETF). Each fund’s investments in securities of foreign issuers or issuers with significant exposure to foreign markets involve additional risk. Foreign countries in which the fund may invest may have markets that are less liquid, less regulated and more volatile than U.S. markets. The value of the fund’s investments may decline because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable or unsuccessful government actions, reduction of government or central bank support and political or financial instability. Lack of information may also affect the value of these securities.

The value of a fund’s foreign investments may also be affected by foreign tax laws, special U.S. tax considerations and restrictions on receiving the investment proceeds from a foreign country. Dividends or interest on, or proceeds from the sale or disposition of, foreign securities may be subject to non-U.S. withholding or other taxes.

In some foreign countries, less information is available about issuers and markets because of less rigorous accounting and regulatory standards than in the United States. It may be difficult for the fund to pursue claims against a foreign issuer in the courts of a foreign country. Some securities issued by non-U.S. governments or their subdivisions, agencies and instrumentalities may not be backed by the full faith and credit of such governments. Even where a security is backed by the full faith and credit of a government, it may be difficult for the fund to pursue its rights against the government. Some non-U.S. governments have defaulted on principal and interest payments, and more may do so. In certain foreign markets, settlement and clearance procedures may result in delays in payment for or delivery of securities not typically associated with settlement and clearance of U.S. investments.

The risks of foreign investments are heightened when investing in issuers in emerging market countries. Emerging market countries tend to have economic, political and legal systems that are less fully developed and are less stable than those of more developed countries. They are often particularly sensitive to market movements because their market prices tend to reflect speculative expectations. Low trading volumes may result in a lack of liquidity and in extreme price volatility. Investors should be able to tolerate sudden, sometimes substantial, fluctuations in the value of their investments. Emerging market countries may have policies that restrict investment by foreigners or that prevent foreign investors from withdrawing their money at will.

Healthcare sector risk (US Diversified Core ETF). The profitability of companies in the healthcare sector may be adversely affected by the following factors, among others: extensive government regulations, restrictions on government reimbursement for medical expenses, rising costs of medical products and services, pricing pressure, an increased emphasis on outpatient services, a limited number of products, industry innovation, changes in technologies and other market developments. A number of issuers in the healthcare sector have recently merged or otherwise experienced consolidation. The effects of this trend toward consolidation are unknown and may be far-reaching. Many healthcare companies are heavily dependent on patent protection. The expiration of a company’s patents may adversely affect that company’s profitability. Many healthcare companies are subject to extensive litigation based on product liability and similar claims. Healthcare companies are subject to competitive forces that may make it difficult to raise prices and, in fact, may result in price discounting. Many new products in the healthcare sector may be subject to regulatory approvals. The process of obtaining such approvals may be long and costly, and such efforts ultimately may be unsuccessful. Companies in the healthcare sector may be thinly capitalized and may be susceptible to product obsolescence.

Index-based ETF risk. Investing in an index ETF will give the fund exposure to the securities comprising the index on which the ETF is based and will expose the fund to risks similar to those of investing directly in those securities. Unlike shares of typical mutual funds or unit investment trusts, shares of index-based ETFs are traded on an exchange and may trade throughout a trading day. Index-based ETFs are bought and sold based on market values and not at net asset value, and therefore, may trade at either a premium or discount to net asset value. The fund expects to generally gain or lose value on holdings of an index-based ETF consistent with the performance of the index on which the ETF is based. The fund will indirectly bear its proportionate share of the management fees and other expenses that are charged by the ETF in addition to the management fees and other expenses paid by each fund. Each fund will also pay brokerage commissions in connection with the purchase and sale of shares of ETFs.

Index-related risk. QS Investors serves as the index administrator for the Underlying Index. Solactive AG serves as the calculation agent for the Underlying Index. The fund seeks to achieve a return which corresponds generally to the price and yield performance, before fees and expenses, of its Underlying Index as published by Solactive AG. There is no assurance that Solactive AG or any agents that may act on its behalf will compile the Underlying Index accurately, or that the Underlying Index will be determined, composed or calculated accurately. While the index administrator

Legg Mason Equity ETFs	31

provides descriptions of what the Underlying Index is designed to achieve, neither the index administrator nor its agents provide any warranty or accept any liability in relation to the quality, accuracy or completeness of the Underlying Index or the related data, and they do not guarantee that the Underlying Index will be in line with QS Investors’ methodology. QS Investors’ mandate as described in this Prospectus is to manage the fund consistently with the Underlying Index provided by the index administrator. Consequently, QS Investors does not provide any warranty or guarantee against the calculation agent’s or others’ errors. Errors in respect of the quality, accuracy and completeness of the data used to compile each Underlying Index may occur from time to time and may not be identified and corrected by the index administrator for a period of time or at all, particularly where the indices are less commonly used as benchmarks by funds or managers. Therefore, gains, losses or costs associated with errors of the index administrator or its agents will generally be borne by the fund and its shareholders. For example, during a period where the fund’s Underlying Index contains incorrect constituents, the fund would have market exposure to such constituents and would be underexposed to the Underlying Index’s other constituents. Such errors may negatively or positively impact the fund and its shareholders. Any gains due to the index administrator’s or others’ errors will be kept by the fund and its shareholders and any losses resulting from the index administrator’s or others’ errors will be borne by the fund and its shareholders.

Apart from scheduled rebalances, the index administrator or its agents may carry out additional ad hoc rebalances to the Underlying Index in order, for example, to correct an error in the selection of index constituents. When the Underlying Index of the fund is rebalanced and the fund in turn rebalances its portfolio to attempt to increase the correlation between the fund’s portfolio and the Underlying Index, any transaction costs and market exposure arising from such portfolio rebalancing will be borne directly by the fund and its shareholders. Therefore, errors and additional ad hoc rebalances carried out by the index administrator to the Underlying Index may increase the fund’s costs and tracking error risk, which is the risk that the fund’s returns may not track those of the Underlying Index.

If the Underlying Index includes the securities of the listed parent company of the manager or the subadviser or another issuer that is affiliated with the manager or the subadviser, or the securities of an issuer that the fund may not hold for other legal or regulatory reasons, the fund will generally not be able to purchase that security. The exclusion of such security may cause performance to vary from that of the Underlying Index.

Index sampling risk. A fund may not fully replicate its Underlying Index (including for operational reasons or due to costs of access to a market) and may hold securities not included in the Underlying Index. As a result, the fund is subject to the risk that QS Investors’ investment strategy, the implementation of which is subject to a number of constraints, may not produce the intended results.

Information technology sector risk (US Diversified Core ETF). Information technology companies face intense competition, both domestically and internationally, which may have an adverse effect on profit margins. Like other technology companies, information technology companies may have limited product lines, markets, financial resources or personnel. The products of information technology companies may face obsolescence due to rapid technological developments, frequent new product introduction, unpredictable changes in growth rates and competition for the services of qualified personnel. Companies in the information technology sector are heavily dependent on patent and intellectual property rights. The loss or impairment of these rights may adversely affect the profitability of these companies.

Issuer risk. The market price of a security can go up or down more than the market as a whole and can perform differently from the value of the market as a whole, due to factors specifically relating to the security’s issuer, such as disappointing earnings reports by the issuer, unsuccessful products or services, loss of major customers, changes in management, corporate actions, negative perception in the marketplace, major litigation against the issuer or changes in government regulations affecting the issuer or the competitive environment. The fund may experience a substantial or complete loss on an individual security.

Large capitalization company risk. Large capitalization companies may fall out of favor with investors based on market and economic conditions. In addition, larger companies may not be able to attain the high growth rates of successful smaller companies and may be less capable of responding quickly to competitive challenges and industry changes. As a result, the fund’s value may not rise as much as, or may fall more than, the value of funds that focus on companies with smaller market capitalizations.

Leverage risk. The value of your investment may be more volatile if a fund borrows or uses instruments, such as derivatives, that have a leveraging effect on the fund’s portfolio. Other risks described in the Prospectus also will be compounded because leverage generally magnifies the effect of a change in the value of an asset and creates a risk of loss of value on a larger pool of assets than the fund would otherwise have had. The fund may also have to sell assets at inopportune times to satisfy its obligations. The use of leverage is considered to be a speculative investment practice and may result in the loss of a substantial amount, and possibly all, of a fund’s assets. In addition, a fund’s portfolio will be leveraged if it exercises its right to delay payment on a redemption, and losses will result if the value of a fund’s assets declines between the time a redemption request is deemed to be received by a fund and the time a fund liquidates assets to meet redemption requests.

Liquidity risk. Liquidity risk exists when particular investments are impossible or difficult to sell. Although most of the funds’ investments must be liquid at the time of investment, investments may become illiquid after purchase by a fund, particularly during periods of market turmoil. Markets may become illiquid when, for instance, there are few, if any, interested buyers or sellers or when dealers are unwilling or unable to make a market for certain securities. As a general matter, dealers recently have been less willing to make markets for fixed income securities. When a fund holds illiquid investments, the portfolio may be harder to value, especially in changing markets, and if a fund is forced to sell these investments to meet redemption requests or for other cash needs, the fund may suffer a loss. A fund may experience heavy redemptions that could cause the fund to liquidate its assets at inopportune times or at a loss or depressed value, which could cause the value of your investment to decline. In addition, when

32	Legg Mason Equity ETFs

there is illiquidity in the market for certain investments, a fund, due to limitations on illiquid investments, may be unable to achieve its desired level of exposure to a certain sector.

Market events risk. In the past decade financial markets throughout the world have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. Governmental and non-governmental issuers have defaulted on, or been forced to restructure, their debts. These conditions may continue, recur, worsen or spread. Events that have contributed to these market conditions include, but are not limited to, major cybersecurity events; geopolitical events (including wars and terror attacks); measures to address budget deficits; downgrading of sovereign debt; changes in oil and commodity prices; dramatic changes in currency exchange rates; and public sentiment.

U.S. and non-U.S. governments and central banks have provided significant support to financial markets, including by keeping interest rates at historically low levels. The U.S. Federal Reserve is reducing its market support activities and has begun raising interest rates. Certain non-U.S. governments and central banks have implemented or may implement so-called negative rates (e.g., charging depositors who keep their cash at a bank) to spur economic growth. Further Federal Reserve or other U.S. or non-U.S. governmental or central bank actions, including interest rate increases or contrary actions by different governments, could negatively affect financial markets generally, increase market volatility and reduce the value and liquidity of securities in which a fund invests.

Policy and legislative changes in the United States and in other countries and other events affecting global markets, such as the United Kingdom’s expected exit from the European Union (or Brexit), are affecting many aspects of financial regulation and may in some instances contribute to decreased liquidity and increased volatility in the financial markets. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time.

Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, terrorism, natural disasters and other circumstances in one country or region could have profound impacts on global economies or markets. As a result, whether or not a fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of a fund’s investments may be negatively affected.

Market sector risk. The fund may be significantly overweight or underweight in certain companies, industries or market sectors, which (when overweight) may cause the fund’s performance to be more sensitive to developments affecting those companies, industries or market sectors.

Market trading risk.

Absence of active market. Although shares of the fund are listed for trading on one or more stock exchanges, there can be no assurance that an active trading market for such shares will develop or be maintained by market makers or Authorized Participants. Authorized Participants are not obligated to execute purchase or redemption orders for Creation Units. In periods of market volatility, market makers and/or Authorized Participants may be less willing to transact in fund shares. The absence of an active market for the fund’s shares may contribute to the fund’s shares trading at a premium or discount to NAV.

Risk of secondary listings. The fund’s shares may be listed or traded on U.S. and non-U.S. stock exchanges other than the U.S. stock exchange where the fund’s primary listing is maintained, and may otherwise be made available to non-U.S. investors through funds or structured investment vehicles similar to depositary receipts. There can be no assurance that the fund’s shares will continue to trade on any such stock exchange or in any market or that the fund’s shares will continue to meet the requirements for listing or trading on any exchange or in any market. The fund’s shares may be less actively traded in certain markets than in others, and investors are subject to the execution and settlement risks and market standards of the market where they or their broker direct their trades for execution. Certain information available to investors who trade fund shares on a U.S. stock exchange during regular U.S. market hours may not be available to investors who trade in other markets, which may result in secondary market prices in such markets being less efficient.

Secondary market trading risk. Shares of the fund may trade in the secondary market at times when the fund does not accept orders to purchase or redeem shares. At such times, shares may trade in the secondary market with more significant premiums or discounts than might be experienced at times when the fund accepts purchase and redemption orders.

Secondary market trading in fund shares may be halted by a stock exchange because of market conditions or for other reasons. In addition, trading in fund shares on a stock exchange or in any market may be subject to trading halts caused by extraordinary market volatility pursuant to “circuit breaker” rules on the stock exchange or market.

Shares of the fund, similar to shares of other issuers listed on a stock exchange, may be sold short and are therefore subject to the risk of increased volatility and price decreases associated with being sold short.

Shares of the fund may trade at prices other than NAV. Shares of the fund trade on stock exchanges at prices at, above or below the fund’s most recent net asset value. The net asset value of the fund is calculated at the end of each business day and fluctuates with changes in the market value of the fund’s holdings. The trading price of the fund’s shares fluctuates continuously throughout trading hours based on both market supply of and demand for fund shares and the underlying value of the fund’s portfolio holdings or net asset value. As a result, the trading prices of the fund’s shares may deviate significantly from net asset value during periods of market volatility, including during periods of high redemption requests or other unusual market conditions. ANY OF THESE FACTORS, AMONG OTHERS, MAY LEAD TO THE FUND’S SHARES TRADING AT A PREMIUM OR DISCOUNT TO NET ASSET VALUE. However, because shares can be created and redeemed in Creation Units at net asset value, the subadviser believes that large discounts or premiums to the net asset value of the fund are not likely to be sustained over the long term (unlike shares of many

Legg Mason Equity ETFs	33

closed-end funds, which frequently trade at appreciable discounts from, and sometimes at premiums to, their net asset values). While the creation/redemption feature is designed to make it more likely that the fund’s shares normally will trade on stock exchanges at prices close to the fund’s next calculated net asset value, exchange prices are not expected to correlate exactly with the fund’s net asset value due to timing reasons, supply and demand imbalances and other factors. In addition, disruptions to creations and redemptions, including disruptions at market makers, Authorized Participants, or market participants, or during periods of significant market volatility, may result in trading prices for shares of the fund that differ significantly from its net asset value. Authorized Participants may be less willing to create or redeem fund shares if there is a lack of an active market for such shares or its underlying investments, which may contribute to the fund’s shares trading at a discount to net asset value.

Costs of buying or selling fund shares. Buying or selling fund shares on an exchange involves two types of costs that apply to all securities transactions. When buying or selling shares of the fund through a broker, you will likely incur a brokerage commission and other charges. In addition, you may incur the cost of the “spread”; that is, the difference between what investors are willing to pay for fund shares (the “bid” price) and the price at which they are willing to sell fund shares (the “ask” price). There may also be regulatory and other charges that are incurred as a result of trading activity. The spread varies over time for shares of the fund based on trading volume and market liquidity, and is generally narrower if the fund has more trading volume and market liquidity and wider if the fund has less trading volume and market liquidity. In addition, increased market volatility may cause increased spreads. Because of the costs inherent in buying or selling fund shares, frequent trading may detract significantly from investment results and an investment in fund shares may not be advisable for investors who anticipate regularly trading in fund shares.

National closed market trading risk (Developed ex-US Diversified Core ETF and Emerging Markets Diversified Core ETF). Where the underlying securities held by a fund trade on foreign exchanges that are closed when the securities exchange on which the fund’s shares trade is open, there are likely to be deviations between the current price of such an underlying security and the last quoted price for the underlying security (i.e., the fund’s quote from the closed foreign market), resulting in premiums or discounts to the fund’s net asset value that may be greater than those experienced by other ETFs.

Operational risk. Your ability to transact with a fund or the valuation of your investment may be negatively impacted because of the operational risks arising from factors such as processing errors and human errors, inadequate or failed internal or external processes, failures in systems and technology, changes in personnel, and errors caused by third party service providers or trading counterparties. It is not possible to identify all of the operational risks that may affect a fund or to develop processes and controls that completely eliminate or mitigate the occurrence of such failures. A fund and its shareholders could be negatively impacted as a result.

Passive investment risk. Each fund uses an indexing strategy and invests in securities included in or representative of its Underlying Index regardless of their investment merit. The fund is not actively managed and does not attempt to use defensive strategies or reduce the effects of any long-term periods of poor stock performance. The fund’s expenses, changes in securities markets, changes in the composition of the Underlying Index, the performance of the fund’s derivative positions (if any) and the timing of purchases and redemptions of fund shares may affect the correlation between fund and Underlying Index performance. The fund may not perform as well as other investments if, among other things, the Underlying Index declines or performs poorly relative to other related indexes or individual securities or the securities issued by companies that comprise the Underlying Index fall out of favor with investors. Market disruptions and regulatory restrictions could have an adverse effect on the fund’s ability to adjust its exposure to the required levels in order to track the Underlying Index. The Underlying Index is relatively new and has limited performance history.

Risks of Investments in China A-shares through the Stock Connect Program (Emerging Markets Diversified Core ETF). The fund may invest in China A-shares of certain Chinese companies through the Shanghai-Hong Kong Stock Connect and/or the Shenzhen-Hong Kong Stock Connect program (“Connect Program”). Trading through the Connect Program is subject to a number of restrictions that may affect the fund’s investments and returns. For example, the Connect Program is subject to quota limitations and an investor cannot purchase and sell the same security on the same trading day, which may restrict the fund’s ability to invest in China A-shares through the Connect Program and to enter into or exit trades on a timely basis. Investments made through the Connect Program are subject to trading, clearance and settlement procedures that are relatively new and the actual effect on the market for trading China A-shares with the introduction of large numbers of foreign investors is unknown. In the event that the relevant systems fail to function properly, trading in China A-Shares through the Connect Program could be disrupted. In addition, there may be circumstances in which trading in China A-shares is not operationally feasible for the Underlying Index’s service providers, and the Underlying Index may not be able to include China A-shares. In such cases, the fund’s Underlying Index will not include China A-shares, and the fund’s performance could be adversely affected.

Small and medium capitalization company risk. The fund will be exposed to additional risks as a result of its investments in the securities of small and medium capitalization companies. Small and medium capitalization companies may fall out of favor with investors; may have limited product lines, operating histories, markets or financial resources; or may be dependent upon a limited management group. The prices of securities of small and medium capitalization companies generally are more volatile than those of large capitalization companies and are more likely to be adversely affected than large capitalization companies by changes in earnings results and investor expectations or poor economic or market conditions, including those experienced during a recession. Securities of small and medium capitalization companies may underperform large capitalization companies, may be harder to sell at times and at prices the portfolio managers believe appropriate and may have greater potential for losses.

Small fund risk. When the fund’s size is small, the fund may experience low trading volume and wide bid/ask spreads. In addition, the fund may face the risk of being delisted if the fund does not meet certain conditions of the listing exchange. If the fund were to be required to delist from the

34	Legg Mason Equity ETFs

listing exchange, the value of the fund may rapidly decline. In addition, any resulting liquidation of the fund could cause the fund to incur elevated transaction costs for the fund and negative tax consequences for its shareholders.

Stock market and equity securities risk. The stock markets are volatile and the market prices of a fund’s equity securities may decline generally. Equity securities may have greater price volatility than other asset classes, such as fixed income securities, and may fluctuate in price based on actual or perceived changes in a company’s financial condition and overall market and economic conditions and perceptions. If the market prices of the equity securities owned by a fund fall, the value of your investment in the fund will decline.

Tracking error risk. Tracking error is the divergence of the fund’s performance from that of its Underlying Index. The fund’s portfolio composition and performance may not match, and may vary substantially from, that of the Underlying Index for any period of time, in part because there may be a delay in the fund’s implementation of any changes to the composition of the Underlying Index. Tracking error may also occur because of pricing differences, transaction costs, differences in accrual of distributions, tax gains or losses, or the need to meet new or existing regulatory requirements. Unlike the fund, the returns of an Underlying Index are not reduced by investment and other operating expenses, including the trading costs associated with implementing changes to its portfolio of investments. Tracking error risk may be heightened during times of market volatility or other unusual market conditions. Because the Underlying Index is not subject to the tax diversification requirements to which the fund must adhere, the fund may be required to deviate its investments from the securities and relative weightings of the Underlying Index. For tax efficiency purposes, the fund may sell certain securities to realize losses, which will result in a deviation from the Underlying Index.

Trading issues risk. Trading in shares of the fund on NASDAQ may be halted due to market conditions or for reasons that, in the view of NASDAQ, make trading in shares inadvisable. In addition, trading in shares on NASDAQ is subject to trading halts caused by extraordinary market volatility pursuant to NASDAQ’s “circuit breaker” rules. There can be no assurance that the requirements of NASDAQ necessary to maintain the listing of the fund will continue to be met or will remain unchanged.

Valuation risk. Many factors may influence the price at which the fund could sell any particular portfolio investment. The sales price may well differ—higher or lower—from the fund’s last valuation, and such differences could be significant, particularly for illiquid securities and securities that trade in relatively thin markets and/or markets that experience extreme volatility. If market conditions make it difficult to value some investments, the fund may value these investments using more subjective methods, such as fair value methodologies. Valuation methodologies may be further impacted by technological issues and/or errors by pricing vendors or their personnel. Authorized Participants who purchase or redeem fund shares on days when the fund is holding fair-valued securities may receive fewer or more shares, or lower or higher redemption proceeds, than they would have received if the fund had not fair-valued securities or had used a different valuation methodology. The value of foreign securities, certain fixed income securities and currencies, as applicable, may be materially affected by events after the close of the markets in which they are traded, but before the fund determines its net asset value. The fund’s ability to value its investments may be impacted by technological issues and/or errors by pricing services or other third party service providers.

Please note that there are other factors that could adversely affect your investment and that could prevent a fund from achieving its investment objective. More information about risks appears in the SAI. Before investing, you should carefully consider the risks that you will assume.

Portfolio holdings

On each business day, each fund will disclose on www.leggmason.com/etfproducts (click on the name of the fund) the identities and quantities of each fund’s portfolio holdings and other assets held by a fund that will form the basis for each fund’s calculation of its net asset value per share at the end of the business day. A description of the fund’s policies and procedures with respect to the disclosure of its portfolio holdings is available in the SAI.

Tax advantaged product structure

Unlike many conventional mutual funds which are only bought and sold at closing NAVs, the shares of each fund have been designed to be created and redeemed principally in-kind (except for the Emerging Markets Diversified Core ETF, where shares are created and redeemed partially for cash) in Creation Units at each day’s market close. These in-kind arrangements are designed to mitigate adverse effects on the fund’s portfolio that could arise from frequent cash purchase and redemption transactions that affect the NAV of the fund. Moreover, in contrast to conventional mutual funds, where frequent redemptions can have an adverse tax impact on taxable shareholders because of the need to sell portfolio securities—which, in turn, may generate taxable gain—the in-kind redemption mechanism of the applicable funds, to the extent used, generally is not expected to lead to a tax event for shareholders whose shares are not being redeemed or sold.

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More on fund management

Legg Mason Partners Fund Advisor, LLC (“LMPFA” or the “manager”) is each fund’s investment manager. LMPFA, with offices at 620 Eighth Avenue, New York, New York 10018, also serves as the investment manager of other Legg Mason-sponsored funds. LMPFA provides administrative and certain oversight services to the funds. As of December 31, 2018, LMPFA’s total assets under management were approximately $184.8 billion.

QS Investors, LLC (“QS Investors” or the “subadviser”) provides the day-to-day portfolio management of each fund, except for the management of a certain portion of the funds’ cash and short-term instruments that is allocated to Western Asset Management Company, LLC (formerly known as Western Asset Management Company) (“Western Asset”). QS Investors has offices at 880 Third Avenue, 7th Floor, New York, New York 10022. QS Investors provides asset management services primarily for institutional accounts, such as corporate pension and profit sharing plans; endowments and foundations; investment companies (including mutual funds); and state, municipal and foreign governmental entities. As of December 31, 2018, QS Investors had assets under management of $17.9 billion.

Western Asset manages the portion of each fund’s cash and short-term instruments allocated to it. Western Asset, established in 1971, has offices at 385 East Colorado Boulevard, Pasadena, California 91101 and 620 Eighth Avenue, New York, New York 10018. Western Asset acts as investment adviser to institutional accounts, such as corporate pension plans, mutual funds and endowment funds. As of December 31, 2018, the total assets under management of Western Asset and its supervised affiliates were approximately $424.5 billion.

LMPFA, QS Investors and Western Asset are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”). Legg Mason, whose principal executive offices are at 100 International Drive, Baltimore, Maryland 21202, is a global asset management company. As of December 31, 2018, Legg Mason’s asset management operations had aggregate assets under management of approximately $727.2 billion.

Portfolio managers

Robert Wang, Russell Shtern, CFA, and Michael LaBella, CFA, have served as each fund’s portfolio managers since 2015.

Mr. Wang is Head of Portfolio Management at QS Investors. Mr. Wang was formerly head of Quantitative Strategies Portfolio Management for Deutsche Asset Management’s Quantitative Strategies Group and senior fixed income portfolio manager from 1995 to 2010. Prior to joining Deutsche Asset Management, he spent 13 years at J.P. Morgan and Co. trading fixed income, derivatives and foreign exchange products. Mr. Wang has a B.S. from The Wharton School of the University of Pennsylvania.

Mr. Shtern is Head of Global Equity Portfolio Management at QS Investors. Mr. Shtern was formerly portfolio manager for Diversification Based Investing Equity and Tax Managed Equity for Deutsche Asset Management’s Quantitative Strategies Group, from 2003 to 2010. Prior to this he spent three years at Deutsche Bank Securities supporting equity derivatives and global program trading desks. He has a B.B.A. from Pace University.

Mr. LaBella is Head of Global Equity Strategy at QS Investors. Mr. LaBella was at Deutsche Bank from 2005 to 2010, where he served as a portfolio manager for the Quantitative Strategies Group and as an institutional sales trader in the Corporate and Investment Bank. He has a B.S. in Financial Economics from Binghamton University.

The SAI provides information about the compensation of the portfolio managers, other accounts managed by the portfolio managers and any fund shares held by the portfolio managers.

Management fee

Pursuant to the management agreement and subject to the general supervision of the Board, LMPFA provides or causes to be furnished all investment management, supervisory, administrative and other services reasonably necessary for the operation of the fund, including certain distribution services (provided pursuant to a separate distribution agreement) and investment advisory services (provided pursuant to separate subadvisory agreements) under a unitary fee structure. Each fund is responsible for paying interest expenses, taxes, brokerage expenses, future 12b-1 fees (if any), acquired fund fees and expenses, extraordinary expenses and the management fee payable to LMPFA under the management agreement.

Each fund pays management fees as follows:

Fund	Management Fee (% of average daily net assets)
Developed ex-US Diversified Core ETF	0.40
Emerging Markets Diversified Core ETF	0.50
US Diversified Core ETF	0.30

For the fiscal year ended October 31, 2018, each of the following funds paid LMPFA an effective management fee equal to the following percentages of the fund’s average daily net assets for management services:

36	Legg Mason Equity ETFs

Fund	Effective Management Fee (%)
Developed ex-US Diversified Core ETF	0.40%
Emerging Markets Diversified Core ETF	0.50%
US Diversified Core ETF	0.30%

A discussion regarding the basis for the Board’s approval of each fund’s management agreement and subadvisory agreements is available in that fund’s Semi-Annual Report for the period ended April 30, 2018.

Additional information

Each fund enters into contractual arrangements with various parties, including, among others, each fund’s investment manager and the subadvisers, who provide services to the funds. Shareholders are not parties to, or intended (or “third-party”) beneficiaries of, those contractual arrangements.

This Prospectus and the SAI provide information concerning each fund that you should consider in determining whether to purchase shares of a fund. A fund may make changes to this information from time to time. Neither this Prospectus nor the SAI is intended to give rise to any contract rights or other rights in any shareholder, other than rights conferred by federal or state securities laws.

Distribution

Legg Mason Investor Services, LLC (“LMIS”), 100 International Drive, Baltimore, Maryland 21202, serves as the distributor of Creation Units for the fund on an agency basis. LMIS does not maintain a secondary market in the funds’ shares. LMIS has no role in determining the fund’s policies or the securities that are purchased or sold by the funds.

The Board has adopted a distribution and service plan (“Plan”) pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended. Under the Plan, each fund is authorized to pay distribution fees in connection with the sale and distribution of its shares and pay service fees in connection with the provision of ongoing services to shareholders of the fund and the maintenance of shareholder accounts in an amount up to 0.25% of its average daily net assets each year. No Rule 12b-1 fees are currently paid by the funds, and there are no current plans to impose these fees.

Additional payments

Legg Mason or its affiliates make payments to broker-dealers, registered investment advisers, banks or other intermediaries (together, “intermediaries”) related to marketing activities and presentations, educational training programs, conferences, the development of technology platforms and reporting systems, or their making shares of the funds available to their customers generally and in certain investment programs. Such payments, which may be significant to the intermediary, are not made by the funds. Rather, such payments are made by Legg Mason or its affiliates from their own resources, which come directly or indirectly in part from fees paid by the funds. A financial intermediary may make decisions about which investment options it recommends or makes available, or the level of services provided, to its customers based on the payments it is eligible to receive. Therefore, such payments to an intermediary create conflicts of interest between the intermediary and its customers and may cause the intermediary to recommend the funds over another investment. More information regarding these payments is contained in the funds’ SAI. Please contact your salesperson or other investment professional for more information regarding any such payments his or her firm may receive from Legg Mason or its affiliates.

Legg Mason Equity ETFs	37

Shareholder information

Additional shareholder information, including how to buy and sell shares of the funds, is available free of charge by calling toll-free: 1-877-721-1926 or visiting our website at www.leggmason.com/etfliterature.

Purchasing and selling shares

Shares of a fund may be acquired or redeemed directly from the fund only in Creation Units or multiples thereof, as discussed in the “Creations and redemptions” section of this Prospectus. Only an Authorized Participant (as defined in the “Creations and redemptions” section) may engage in creation or redemption transactions directly with a fund. Once created, shares of the funds generally trade in the secondary market in amounts less than a Creation Unit.

Shares of each fund are listed for trading on the secondary market on NASDAQ. Shares can be bought and sold throughout the trading day like other publicly traded shares. There is no minimum investment. Although shares are generally purchased and sold in “round lots” of 100 shares, brokerage firms typically permit investors to purchase or sell shares in smaller “odd lots” at no per-share price differential. The funds’ shares trade on NASDAQ as follows:

Fund	Ticker Symbol

Developed ex-US Diversified Core ETF	DDBI
Emerging Markets Diversified Core ETF	EDBI
US Diversified Core ETF	UDBI

Share prices are reported in dollars and cents per share

Buying or selling fund shares on an exchange or other secondary market involves two types of costs that may apply to all securities transactions. When buying or selling shares of a fund through a broker, you may incur a brokerage commission and other charges. The commission is frequently a fixed amount and may be a significant proportional cost for investors seeking to buy or sell small amounts of shares. In addition, you may incur the cost of the “spread,” that is, any difference between the bid price and the ask price. The spread varies over time for shares of a fund based on the fund’s trading volume and market liquidity, and is generally lower if the fund has high trading volume and market liquidity, and higher if the fund has little trading volume and market liquidity (which is often the case for funds that are newly launched or small in size). A fund’s spread may also be impacted by the liquidity of the underlying securities held by the fund, particularly for newly launched or smaller funds or in instances of significant volatility of the underlying securities.

Authorized Participants may acquire shares directly from the funds and may tender their shares for redemption directly to the funds, at net asset value per share only in Creation Units.

The funds’ primary listing exchange is NASDAQ. NASDAQ is open for trading Monday through Friday and is closed on weekends and the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Section 12(d)(1) of the 1940 Act restricts investments by investment companies in the securities of other investment companies. Registered investment companies are permitted to invest in the funds beyond the limits set forth in Section 12(d)(1), subject to certain terms and conditions set forth in SEC rules or in an SEC exemptive order issued to the funds. In order for a registered investment company to invest in shares of the funds beyond the limitations of Section 12(d)(1) pursuant to the exemptive relief obtained by the funds, the registered investment company (outside the Legg Mason fund family) must enter into an agreement with the funds.

Frequent purchases and redemptions of fund shares

The Board has evaluated the risks of frequent purchases and redemptions of fund shares (“market timing”) activities by the funds’ shareholders. The Board noted that the funds’ shares can only be purchased and redeemed directly from the funds in Creation Units by Authorized Participants and that the vast majority of trading in the funds’ shares occurs on the secondary market. Because the secondary market trades do not involve the funds directly, it is unlikely those trades would cause many of the harmful effects of market timing, including dilution, disruption of portfolio management, increases in the funds’ trading costs and the realization of capital gains.

With respect to trades directly with the funds, to the extent effected in-kind, those trades do not cause any of the harmful effects (as previously noted) that may result from frequent cash trades. To the extent that a fund permits or requires trades to be effected in whole or in part in cash, the Board noted that those trades could result in dilution to a fund and increased transaction costs, which could negatively impact the fund’s ability to achieve its investment objective. However, the Board noted that direct trading by Authorized Participants is critical to ensuring that the funds’ shares trade at or close to net asset value. Each fund also employs fair valuation pricing to minimize potential dilution from market timing. Each fund imposes transaction fees on in-kind purchases and redemptions of fund shares to cover the custodial and other costs incurred by the funds in effecting in-kind trades. These fees may increase if an investor substitutes cash in part or in whole for securities, reflecting the fact that a fund’s trading costs increase in those circumstances. Given this structure, the Board determined that it is not necessary to apply policies and procedures to the funds to detect and deter market timing.

38	Legg Mason Equity ETFs

Book entry

Shares are held in book-entry form, which means that no stock certificates are issued. The Depository Trust Company (“DTC”) or its nominee is the record owner of all outstanding shares of the funds and is recognized as the owner of all shares for all purposes.

Investors owning shares are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for all shares. Participants in DTC include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of shares, you are not entitled to receive physical delivery of stock certificates or to have shares registered in your name, and you are not considered a registered owner of shares. Therefore, to exercise any right as an owner of shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other stocks that you hold in book entry or “street name” form.

Fund share trading prices

The trading prices of each fund’s shares in the secondary market generally differ from the fund’s daily net asset value and are affected by market forces such as the supply of and demand for ETF shares and underlying securities held by the fund, economic conditions and other factors. Information regarding the intraday value of shares of each fund, also known as the “intra-day indicative value” (“IIV”), is disseminated every 15 seconds throughout each trading day by the national securities exchange on which the fund’s shares are listed or by market data vendors or other information providers. The IIV is based on the current market value of the securities and/or cash required to be deposited in exchange for a Creation Unit but does not include a reduction for the fees, operating expenses or transaction costs incurred by the fund. The IIV does not necessarily reflect the precise composition of the current portfolio of securities held by a fund at a particular point in time or the best possible valuation of the current portfolio. Therefore, the IIV should not be viewed as a “real-time” update of a fund’s net asset value, which is computed only once a day. The IIV is generally determined by using both current market quotations and/or price quotations obtained from broker-dealers and other market intermediaries that may trade in the portfolio securities held by the fund. The quotations of certain fund holdings may not be updated during U.S. trading hours if such holdings do not trade in the United States and thus may not reflect the current fair value of those securities. A fund is not involved in, or responsible for, the calculation or dissemination of the IIV nor makes any representation or warranty as to its accuracy.

Calculation of net asset value

Each fund’s net asset value per share is the value of its assets minus its liabilities divided by the number of shares outstanding.

Each fund calculates its net asset value every day the New York Stock Exchange (the “NYSE”) is open. Each fund generally values its securities and other assets and calculates its net asset value as of the scheduled close of regular trading on the NYSE, normally at 4:00 p.m. (Eastern time). If the NYSE closes at a time other than the scheduled closing time, each fund will calculate its net asset value as of the scheduled closing time. The NYSE is closed on certain holidays listed in the SAI.

Valuation of the funds’ securities and other assets is performed in accordance with procedures approved by the Board. These procedures delegate most valuation functions to the manager, which generally uses independent third party pricing services approved by the Board. Under the procedures, assets are valued as follows:

•

Equity securities and certain derivative instruments that are traded on an exchange are valued at the closing price (which may be reported at a different time than the time at which the fund’s NAV is calculated) or, if that price is unavailable or deemed by the manager not representative of market value, the last sale price. Where a security is traded on more than one exchange (as is often the case overseas), the security is generally valued at the price on the exchange considered by the manager to be the primary exchange. In the case of securities not traded on an exchange, or if exchange prices are not otherwise available, the prices are typically determined by independent third party pricing services that use a variety of techniques and methodologies.

•

The valuations for fixed income securities and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of fair valuation techniques and methodologies.

•

The valuations of securities traded on foreign markets and certain fixed income securities will generally be based on prices determined as of the earlier closing time of the markets on which they primarily trade, unless a significant event has occurred. When a fund holds securities or other assets that are denominated in a foreign currency, the fund will use the currency exchange rates, generally determined as of 4:00 p.m. (London time). Foreign markets are open for trading on weekends and other days when a fund does not price its shares. Therefore, the value of a fund’s shares may change on days when you will not be able to purchase or sell the fund’s shares.

•

Investments in ETFs and closed-end funds listed on an exchange are valued at the closing sale or official closing price on that exchange. Investments in open-end funds other than ETFs are valued at the NAV per share of the class of the underlying fund held by a fund as determined on each business day.

•

If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers. When such prices or quotations are not available, or when the manager believes that they are unreliable, the manager may price securities using fair value procedures approved by the Board. These procedures permit, among other things, the use of a formula or other method that takes into consideration market indices, yield curves and other specific adjustments to determine fair value. Fair value of a security is the amount, as determined by the manager in good faith, that a fund might reasonably expect to receive upon a current sale of the security. Each fund may also

Legg Mason Equity ETFs	39

use fair value procedures if the manager determines that a significant event has occurred between the time at which a market price is determined and the time at which a fund’s net asset value is calculated.

Many factors may influence the price at which a fund could sell any particular portfolio investment. The sales price may well differ—higher or lower—from the fund’s last valuation, and such differences could be significant, particularly for securities that trade in relatively thin markets and/or markets that experience extreme volatility. Moreover, valuing securities using fair value methodologies involves greater reliance on judgment than valuing securities based on market quotations. A fund that uses fair value methodologies may value those securities higher or lower than another fund using market quotations or its own fair value methodologies to price the same securities. There can be no assurance that a fund could obtain the value assigned to a security if it were to sell the security at approximately the time at which the fund determines its net asset value.

40	Legg Mason Equity ETFs

Dividends, other distributions and taxes

Dividends and other distributions

Each fund generally distributes long-term capital gain, if any, once a year, typically in December and at such other times as are necessary.

Each fund generally pays dividends, if any, as follows:

Fund	Income dividend distributions
Developed ex-US Diversified Core ETF	Annually
Emerging Markets Diversified Core ETF	Annually
US Diversified Core ETF	Annually

A fund may pay additional distributions and dividends in order to avoid a federal tax.

Dividends and other distributions on shares of the funds are distributed on a pro rata basis to beneficial owners of such shares. Dividend payments are made through DTC participants and indirect participants to beneficial owners then of record with proceeds received from the funds.

The Board reserves the right to revise the dividend policy or postpone the payment of dividends if warranted in the Board’s judgment due to unusual circumstances.

Reinvestment of distributions

Distributions are paid by the funds in cash. No dividend reinvestment service is provided by the funds. Broker-dealers may make available the DTC book-entry Dividend Reinvestment Service for use by beneficial owners of the funds for reinvestment of their dividend distributions. Beneficial owners should contact their broker to determine the availability and costs of the service and the details of participation therein. Brokers may require beneficial owners to adhere to specific procedures and timetables. If this service is available and used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole shares of a fund purchased in the secondary market.

Taxes

The following discussion is very general, applies only to shareholders who are U.S. persons, and does not address shareholders subject to special rules, such as those who hold fund shares through an IRA, 401(k) plan or other tax-advantaged account. Except as specifically noted, the discussion is limited to federal income tax matters, and does not address state, local, foreign or non-income taxes. Further information regarding taxes, including certain federal income tax considerations relevant to non-U.S. persons, is included in the SAI. Because each shareholder’s circumstances are different and special tax rules may apply, you should consult your tax adviser about federal, state, local and/or foreign tax considerations that may be relevant to your particular situation.

Taxes on distributions

In general, dividends and distributions are all taxable events. Distributions of investment income that a fund reports as “qualified dividend income” may be eligible to be taxed to noncorporate shareholders at the reduced rates applicable to long-term capital gain if certain requirements are satisfied. Distributions of net capital gain reported by a fund as capital gain dividends are taxable to you as long-term capital gain regardless of how long you have owned your shares. Noncorporate shareholders ordinarily pay tax at reduced rates on long-term capital gain. Substitute payments received on fund shares that are lent out will be ineligible for being reported as qualified dividend income and for other potentially beneficial tax treatment.

You may want to avoid buying shares when a fund is about to declare a dividend or capital gain distribution because it will be taxable to you even though it may economically represent a return of a portion of your investment.

A Medicare contribution tax is imposed at the rate of 3.8% on the net investment income of U.S. individuals with income exceeding specified thresholds, and on undistributed net investment income of certain estates and trusts. Net investment income generally includes for this purpose dividends and capital gain distributions paid by the fund and gain on the redemption or exchange of fund shares.

A dividend declared by a fund in October, November or December and paid during January of the following year will, in certain circumstances, be treated as paid in December for tax purposes.

Interest received by a fund with respect to non-U.S. securities may give rise to withholding and other taxes imposed by non-U.S. countries. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes. If more than 50% of the total assets of a fund at the close of a year consists of securities of non-U.S. corporations, the fund may “pass through” to you certain non-U.S. income taxes (including withholding taxes) paid by the fund. This means that you would be considered to have received as an additional dividend your share of such non-U.S. taxes, but you may be entitled to either a corresponding tax deduction in calculating your U.S. federal taxable income, or, subject to certain limitations, a credit in calculating your U.S. federal income tax.

Legg Mason Equity ETFs	41

If you are neither a resident nor a citizen of the United States or if you are a non-U.S. entity, a fund’s ordinary income dividends (which include distributions of net short-term capital gains) will generally be subject to a 30% U.S. federal withholding tax, unless a lower treaty rate applies.

A 30% withholding tax is currently imposed on U.S.-source dividends, interest and other income items and will be imposed on proceeds from the sale of property producing U.S.-source dividends and interest paid after December 31, 2018, to (i) foreign financial institutions, including non-U.S. investment funds, unless they agree to collect and disclose to the U.S. Internal Revenue Service (“IRS”) information regarding their direct and indirect U.S. account holders and (ii) certain other foreign entities, unless they certify certain information regarding their direct and indirect U.S. owners. To avoid withholding, foreign financial institutions will need to (i) enter into agreements with the IRS that state that they will provide the IRS information, including the names, addresses and taxpayer identification numbers of direct and indirect U.S. account holders; comply with due diligence procedures with respect to the identification of U.S. accounts; report to the IRS certain information with respect to U.S. accounts maintained, agree to withhold tax on certain payments made to non-compliant foreign financial institutions or to account holders who fail to provide the required information; and determine certain other information concerning their account holders, or (ii) in the event that an applicable intergovernmental agreement and implementing legislation are adopted, provide local revenue authorities with similar account holder information. Other foreign entities may need to report the name, address, and taxpayer identification number of each substantial U.S. owner or provide certifications of no substantial U.S. ownership, unless certain exceptions apply.

If you are a resident or a citizen of the United States, by law, back-up withholding will apply to your distributions and proceeds if you have not provided a taxpayer identification number or social security number and made other required certifications.

Taxes when shares are sold

Capital gain or loss realized upon a sale of fund shares is generally treated as a long-term gain or loss if the shares have been held for more than one year. Any capital gain or loss realized upon a sale of fund shares held for one year or less is generally treated as short-term gain or loss, except that any capital loss on the sale of shares held for six months or less is treated as long-term capital loss to the extent that capital gain dividends were paid with respect to such shares. Any such capital gains, including from sales of fund shares or from capital gain dividends, are included in “net investment income” for purposes of the 3.8% U.S. federal Medicare contribution tax mentioned above.

42	Legg Mason Equity ETFs

Creations and redemptions

Prior to trading in the secondary market, shares of each fund are “created” at NAV by market makers, large investors and institutions only in block-size Creation Units or multiples thereof. The following table sets forth the number of shares of a fund that constitute a Creation Unit for that fund:

Fund	Creation unit size
Developed ex-US Diversified Core ETF	200,000
Emerging Markets Diversified Core ETF	250,000
US Diversified Core ETF	100,000

Each “creator” or “Authorized Participant” enters into an authorized participant agreement with LMIS, the funds’ distributor. Only an Authorized Participant may create or redeem Creation Units directly with the funds.

A creation transaction, which is subject to acceptance by LMIS, generally takes place when an Authorized Participant deposits into a fund a designated portfolio of securities (including any portion of such securities for which cash may be substituted) and a specified amount of cash approximating the holdings of the fund in exchange for a specified number of Creation Units (a “Creation Basket”). Except in limited circumstances, the composition of such portfolio will correspond pro rata to the positions in the fund’s portfolio.

Similarly, shares can be redeemed only in Creation Units, generally for a designated portfolio of securities (including any portion of such securities for which cash may be substituted) held by the fund (“Fund Securities”) and a specified amount of cash. Except in limited circumstances, the composition of such portfolio will correspond pro rata to the positions in the fund’s portfolio. Except when aggregated in Creation Units, shares are not redeemable by the funds.

The prices at which creations and redemptions occur are based on the next calculation of net asset value after a creation or redemption order is received in an acceptable form under the authorized participant agreement.

In the event of a system failure or other interruption, including disruptions at market makers or Authorized Participants, orders to purchase or redeem Creation Units either may not be executed according to a fund’s instructions or may not be executed at all, or the fund may not be able to place or change orders.

To the extent a fund engages in in-kind transactions, the fund intends to comply with the U.S. federal securities laws in accepting securities for deposit and satisfying redemptions with redemption securities by, among other means, assuring that any securities accepted for deposit and any securities used to satisfy redemption requests will be sold in transactions that would be exempt from registration under the Securities Act of 1933 (the “1933 Act”). Further, an Authorized Participant that is not a “qualified institutional buyer,” as such term is defined in Rule 144A under the 1933 Act, will not be able to receive restricted securities eligible for resale under Rule 144A.

Information about the procedures regarding creation and redemption of Creation Units (including the cut-off times for receipt of creation and redemption orders) is included in the funds’ SAI.

Because new shares may be created and issued on an ongoing basis, at any point during the life of a fund a “distribution,” as such term is used in the 1933 Act, may be occurring. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner that could render them statutory underwriters subject to the prospectus delivery and liability provisions of the 1933 Act. Any determination of whether one is an underwriter must take into account all the relevant facts and circumstances of each particular case.

Broker-dealers should also note that dealers who are not “underwriters” but are participating in a distribution (as contrasted to ordinary secondary transactions), and thus dealing with shares that are part of an “unsold allotment” within the meaning of Section 4(a)(3)(C) of the 1933 Act, would be unable to take advantage of the prospectus delivery exemption provided by Section 4(a)(3) of the 1933 Act. For delivery of prospectuses to exchange members, the prospectus delivery mechanism of Rule 153 under the 1933 Act is available only with respect to transactions on a national securities exchange.

Costs associated with creations and redemptions. Authorized Participants are charged standard creation and redemption transaction fees to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units. The standard creation and redemption transaction fees are set forth in the table below. The standard creation transaction fee is charged to the Authorized Participant on the day such Authorized Participant creates a Creation Unit, and is the same regardless of the number of Creation Units purchased by the Authorized Participant on the applicable business day. Similarly, the standard redemption transaction fee is charged to the Authorized Participant on the day such Authorized Participant redeems a Creation Unit, and is the same regardless of the number of Creation Units redeemed by the Authorized Participant on the applicable business day. Creations and redemptions for cash (when cash creations and redemptions (in whole or in part) are available or specified) are also subject to an additional charge (up to the maximum amounts shown in the table below). This charge is intended to compensate for brokerage, tax, foreign exchange, execution, market impact and other costs and expenses related to cash transactions. Investors who use the services of a broker or other financial intermediary to acquire or dispose of fund shares may pay fees for such services.

Legg Mason Equity ETFs	43

The following table shows, as of October 31, 2018, the approximate value of one Creation Unit of each fund, standard fees and maximum additional charges for creations and redemptions (as described above):

	Approximate Value of a Creation Unit ($)	Creation Unit Size	Standard Creation/ Redemption Transaction Fee ($)	Maximum Additional Charge for Creations* (%)	Maximum Additional Charge for Redemptions* (%)
Developed ex-US Diversified Core ETF	5,458,000	200,000	7,000	2.0	2.0

Emerging Markets Diversified Core ETF	6,822,500	250,000	10,000	2.0	2.0

US Diversified Core ETF	3,140,000	100,000	1,500	2.0	2.0

*	As a percentage of the NAV per Creation Unit, inclusive, in the case of redemptions, of the standard redemption transaction fee.

44	Legg Mason Equity ETFs

Indexes

The Underlying Indexes are created and sponsored by QS Investors, the funds’ subadviser and an affiliated person of the manager and each fund. The Underlying Indexes are the exclusive property of QS Investors. The Trust has entered into a license agreement with QS Investors to use the Underlying Indexes at no charge. QS Investors has retained Solactive AG, an unaffiliated third party, to calculate the Underlying Indexes. Solactive AG publishes information regarding the market value of each Underlying Index.

Legg Mason Equity ETFs	45

Disclaimers

The MSCI World ex USA Index, the MSCI Emerging Markets Index and the MSCI USA IMI Index (the “MSCI Indexes”) were used by QS Investors as the reference universes for selection of the component securities included in the QS DBI Developed ex-US Diversified Index, the QS DBI Emerging Markets Diversified Index and the QS DBI US Diversified Index, respectively. MSCI Inc. does not in any way sponsor, support, promote or endorse the QS DBI Developed ex-US Diversified Index, the QS DBI Emerging Markets Diversified Index or the QS DBI US Diversified Index or the Legg Mason Developed ex-US Diversified Core ETF, the Legg Mason Emerging Markets Diversified Core ETF or the Legg Mason US Diversified Core ETF. MSCI Inc. was not and is not involved in any way in the creation, calculation, maintenance or review of the QS DBI Developed ex-US Diversified Index, the QS DBI Emerging Markets Diversified Index or the QS DBI US Diversified Index. The MSCI Indexes were provided on an “as is” basis. MSCI Inc., its affiliates and any other person or entity involved in or related to compiling, computing or creating the MSCI Indexes (collectively, the “MSCI Parties”) expressly disclaim all warranties (including, without limitation, any warranties of originality, accuracy, completeness, timeliness, non-infringement, merchantability and fitness for a particular purpose). Without limiting any of the foregoing, in no event shall any MSCI Party have any liability for any direct, indirect, special, incidental, punitive, consequential (including without limitation lost profits) or any other damages in connection with the MSCI Indexes, the QS DBI Developed ex-US Diversified Index, the QS DBI Emerging Markets Diversified Index, the QS DBI US Diversified Index, the Legg Mason Developed ex-US Diversified Core ETF, the Legg Mason Emerging Markets Diversified Core ETF or the Legg Mason US Diversified Core ETF.

The funds are not sponsored, promoted, sold or supported in any other manner by Solactive AG nor does Solactive AG offer any express or implicit guarantee or assurance either with regard to the results of using the Underlying Indexes and/or Underlying Index trademarks or the Underlying Index Price at any time or in any other respect. The Underlying Indexes are calculated and published by Solactive AG. Solactive AG uses its best efforts to ensure that the Underlying Indexes are calculated correctly. Irrespective of its obligations towards a fund, Solactive AG has no obligation to point out errors in the Underlying Indexes to third parties including but not limited to investors and/or financial intermediaries of the fund. Neither publication of the Underlying Indexes by Solactive AG nor the licensing of the Underlying Indexes or Underlying Index trademarks for the purpose of use in connection with a fund constitutes a recommendation by Solactive AG to invest capital in said fund nor does it in any way represent an assurance or opinion of Solactive AG with regard to any investment in said fund.

QS Investors does not guarantee the accuracy and/or the completeness of the Underlying Indexes or any data included therein, and QS Investors shall not have any liability for any errors, omissions or interruptions therein. QS Investors makes no warranty, express or implied, as to results to be obtained by a fund, owners of the shares of a fund or any other person or entity from the use of the Underlying Indexes or any data included therein, either in connection with a fund or for any other use. QS Investors makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Underlying Indexes or any data included therein. Without limiting any of the foregoing, in no event shall QS Investors have any liability for any special, punitive, direct, indirect or consequential damages (including lost profits) arising out of matters relating to the use of the Underlying Indexes, even if notified of the possibility of such damages.

46	Legg Mason Equity ETFs

Financial highlights

The financial highlights tables are intended to help you understand the performance of each fund for the past five years, unless otherwise noted. Total return represents the rate that a shareholder would have earned (or lost) on a fund share assuming reinvestment of all dividends and distributions. The information below, for fiscal years ended October 31, 2017 or later, has been audited by each fund’s independent registered public accounting firm, PricewaterhouseCoopers LLP, whose report, along with each fund’s financial statements, is incorporated by reference into the funds’ SAI (see back cover) and is included in each fund’s annual report. The information for the years prior to the fiscal year ended October 31, 2017 was audited by another independent registered public accounting firm. Each fund’s annual report is available upon request by calling toll-free 1-877-721-1926.

Developed ex-US Diversified Core ETF
For a share of beneficial interest outstanding throughout each year ended October 31, unless otherwise noted:
	2018[1]	2017[1]	2016[1,2]

Net asset value, beginning of year	$29.13	$24.87	$24.95

Income (loss) from operations:
Net investment income	0.85	0.67	0.60
Net realized and unrealized gain (loss)	(2.23)	4.34	(0.68)
Total income (loss) from operations	(1.38)	5.01	(0.08)

Less distributions from:
Net investment income	(0.46)	(0.75)	—
Total distributions	(0.46)	(0.75)	—

Net asset value, end of year	$27.29	$29.13	$24.87
Total return, based on NAV[3]	(4.83)%	20.78%	(0.32)%

Net assets, end of year (000s)	$10,916	$11,653	$4,975

Ratios to average net assets:
Gross expenses	0.40%	0.40%	0.40%[4]
Net expenses	0.40	0.40	0.40 [4]
Net investment income	2.88	2.47	2.87 [4]

Portfolio turnover rate	19%	29%[5]	31%[5]
[1]	Per share amounts have been calculated using the average shares method.
[2]	For the period December 28, 2015 (inception date) to October 31, 2016.
[3]

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. The total return calculation assumes that distributions are reinvested at NAV. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	Annualized.
[5]	Portfolio turnover excludes the value of portfolio securities received or delivered as a result of in-kind fund share transactions.

Legg Mason Equity ETFs	47

Emerging Markets Diversified Core ETF
For a share of beneficial interest outstanding throughout each year ended October 31, unless otherwise noted:
	2018[1]	2017[1]	2016[1,2]

Net asset value, beginning of year	$32.30	$28.26	$25.04

Income (loss) from operations:
Net investment income	0.68	0.65	0.46
Net realized and unrealized gain (loss)	(4.27)	4.37	2.76
Total income (loss) from operations	(3.59)	5.02	3.22

Less distributions from:
Net investment income	(0.73)	(0.53)	—
Net realized gains	(0.45)	(0.45)	—
Total distributions	(1.18)	(0.98)	—

Net asset value, end of year	$27.53	$32.30	$28.26
Total return, based on NAV[3]	(11.64)%	18.75%	12.86%

Net assets, end of year (000s)	$13,765	$16,148	$7,065

Ratios to average net assets:
Gross expenses	0.50%	0.50%	0.50%[4]
Net expenses	0.50	0.50	0.50 [4]
Net investment income	2.18	2.19	2.07 [4]

Portfolio turnover rate	30%	27%[5]	18%[5]
[1]	Per share amounts have been calculated using the average shares method.
[2]	For the period December 28, 2015 (inception date) to October 31, 2016.
[3]

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. The total return calculation assumes that distributions are reinvested at NAV. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	Annualized.
[5]	Portfolio turnover excludes the value of portfolio securities received or delivered as a result of in-kind fund share transactions.

48	Legg Mason Equity ETFs

US Diversified Core ETF
For a share of beneficial interest outstanding throughout each year ended October 31, unless otherwise noted:
	2018[1]	2017[1]	2016[1,2]

Net asset value, beginning of year	$31.02	$26.46	$25.02

Income from operations:
Net investment income	0.52	0.52	0.42
Net realized and unrealized gain	1.23	4.60	1.02
Total income from operations	1.75	5.12	1.44

Less distributions from:
Net investment income	(0.51)	(0.56)	—
Net realized gains	(0.86)	—	—
Total distributions	(1.37)	(0.56)	—

Net asset value, end of year	$31.40	$31.02	$26.46
Total return, based on NAV[3]	5.62%	19.62%	5.76%

Net assets, end of year (000s)	$3,266	$3,226	$2,752

Ratios to average net assets:
Gross expenses	0.30%	0.30%	0.30%[4]
Net expenses	0.30	0.30	0.30 [4]
Net investment income	1.62	1.79	1.93 [4]

Portfolio turnover rate[5]	24%	29%	22%
[1]	Per share amounts have been calculated using the average shares method.
[2]	For the period December 28, 2015 (inception date) to October 31, 2016.
[3]

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. The total return calculation assumes that distributions are reinvested at NAV. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	Annualized.
[5]	Portfolio turnover excludes the value of portfolio securities received or delivered as a result of in-kind fund share transactions.

Legg Mason Equity ETFs	49

Legg Mason Equity

ETFs

Legg Mason Developed ex-US Diversified Core ETF

Legg Mason Emerging Markets Diversified Core ETF

Legg Mason US Diversified Core ETF

You may visit www.leggmason.com/etfliterature for a free copy of a Prospectus, Statement of Additional Information (“SAI”) or an Annual or Semi-Annual Report.

Shareholder reports Additional information about a fund’s investments is available in the fund’s Annual and Semi-Annual Reports to shareholders. In the fund’s Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the fund’s performance during its last fiscal year. The independent registered public accounting firm’s report and financial statements in the fund’s Annual Report are incorporated by reference into (are legally a part of) this Prospectus.

Each fund sends only one report to a household if more than one account has the same last name and same address. Contact your Service Agent or the fund if you do not want this policy to apply to you.

Statement of additional information The SAI provides more detailed information about the funds and is incorporated by reference into (is legally a part of) this Prospectus.

You can make inquiries about the funds or obtain shareholder reports or the SAI (without charge) by contacting your Service Agent, by calling the funds at 1-877-721-1926, or by writing to the funds at 100 First Stamford Place, Attn: Shareholder Services – 5th Floor, Stamford, Connecticut 06902.

Reports and other information about the funds are available on the EDGAR Database on the Securities and Exchange Commission’s Internet site at http://www.sec.gov. Copies of this information may be obtained for a duplicating fee by electronic request at the following E-mail address: publicinfo@sec.gov.

If someone makes a statement about the funds that is not in this Prospectus, you should not rely upon that information. Neither the funds nor the distributor is offering to sell shares of a fund to any person to whom the fund may not lawfully sell its shares.

(Investment Company Act file no. 811-23096) ETFF201515ST 03/19

Prospectus	March 1, 2019

LEGG MASON EQUITY ETFs

LEGG MASON EMERGING MARKETS LOW VOLATILITY HIGH DIVIDEND ETF

CBOE BZX (Ticker Symbol): LVHE

Beginning in April 2021, as permitted by regulations adopted by the Securities and Exchange Commission, the fund intends to no longer mail paper copies of the fund’s shareholder reports, unless you specifically request paper copies of the reports from your financial intermediary (such as a broker-dealer or bank). Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically (“e-delivery”), you will not be affected by this change and you need not take any action. If you have not already elected e-delivery, you may elect to receive shareholder reports and other communications from the fund electronically by contacting your financial intermediary.

You may elect to receive all future reports in paper free of charge by contacting your financial intermediary to request that you continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all Legg Mason Funds held in your account with your financial intermediary.

The Securities and Exchange Commission has not approved or disapproved these securities or determined whether this Prospectus is accurate or complete. Any statement to the contrary is a crime.

INVESTMENT PRODUCTS: NOT FDIC INSURED ● NO BANK GUARANTEE ● MAY LOSE VALUE

Investment objective

Legg Mason Emerging Markets Low Volatility High Dividend ETF (the “fund”) seeks to track the investment results of an index composed of publicly traded equity securities of emerging markets outside of the United States with relatively high yield and low price and earnings volatility while mitigating exposure to fluctuations between the values of the U.S. dollar and currencies in which the fund’s securities are denominated.

Fees and expenses of the fund

The accompanying table describes the fees and expenses that you may pay if you buy and hold shares of the fund. You may also incur usual and customary brokerage commissions and other charges when buying or selling shares of the fund, which are not reflected in the table. The management agreement between Legg Mason ETF Investment Trust (the “Trust”) and Legg Mason Partners Fund Advisor, LLC (“LMPFA” or the “manager”) (the “Management Agreement”) provides that LMPFA will pay all operating expenses of the fund, except interest expenses, taxes, brokerage expenses, future Rule 12b-1 fees (if any), acquired fund fees and expenses, extraordinary expenses and the management fee payable to LMPFA under the Management Agreement. LMPFA will also pay all subadvisory fees of the fund.

Shareholder fees

(fees paid directly from your investment)
None

Annual fund operating expenses (%)

(expenses that you pay each year as a percentage of the value of your investment)

Management fees	0.50

Distribution and/or service (12b-1) fees	0.00

Other expenses	None

Total annual fund operating expenses	0.50

Example:

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other funds. The example assumes:

•	You invest $10,000 in the fund for the time periods indicated
•	Your investment has a 5% return each year and the fund’s operating expenses remain the same

You may also incur usual and customary brokerage commissions and other charges when buying or selling shares of the fund, which are not reflected in the example.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Number of years you own your shares ($)
	1 year	3 years	5 years	10 years
Legg Mason Emerging Markets Low Volatility High Dividend ETF	51	160	279	629

Portfolio turnover. The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 27% of the average value of its portfolio.

2	Legg Mason Emerging Markets Low Volatility High Dividend ETF

Principal investment strategies

The fund seeks to track the investment results of the QS Emerging Markets Low Volatility High Dividend Hedged Index (the “Underlying Index”). The Underlying Index seeks to provide stable income through investments in stocks of profitable companies in emerging markets outside of the United States with relatively high dividend yields or anticipated dividend yields and lower price and earnings volatility, while mitigating exposure to exchange-rate fluctuations between the U.S. dollar and currencies in which the component securities are denominated. The Underlying Index is designed to have higher returns than an equivalent unhedged investment when the currencies in which its component securities are denominated are weakening relative to the U.S. dollar. Conversely, the Underlying Index is designed to have lower returns than an equivalent unhedged investment when the currencies in which its component securities are denominated are rising relative to the U.S. dollar. The Underlying Index is based on a proprietary methodology created and sponsored by QS Investors, LLC (“QS Investors”), the fund’s subadviser. QS Investors is affiliated with both LMPFA and the fund. The fund will invest at least 80% of its net assets, plus borrowings for investment purposes, if any, in securities that compose its Underlying Index. Securities that compose the Underlying Index include depositary receipts representing securities in the Underlying Index. While emerging markets equities are volatile, the Underlying Index seeks to have less volatility than emerging markets generally.

The Underlying Index is composed of equity securities in emerging markets outside of the United States across a range of market capitalizations that are included in the MSCI Emerging Markets IMI Index. Stocks in the Underlying Index must have demonstrated profitability over the last four fiscal quarters as a whole. Only stocks that have paid or are anticipated to pay a dividend are included in the Underlying Index. The methodology calculates a composite “stable yield” score. The methodology adjusts the yield of stocks with relatively high price volatility (as measured over the past 12 months based on the standard deviation of daily returns) and earnings volatility (as measured by the variation of past earnings and projected earnings) and from countries with relatively high interest rates downward. The methodology adjusts the yield of stocks with relatively low price volatility and earnings volatility and from countries with relatively low interest rates upward. The Underlying Index will also take into account foreign withholding taxes on dividend payments to minimize their impact on distribution yield. Underlying Index weights are calculated to maximize its stable yield score subject to concentration limits, liquidity requirements and turnover restraints. QS Investors anticipates that the number of component securities in the Underlying Index will range from 50 to 200, but this number may vary due to market conditions. As initially constituted and balanced, no individual component of the Underlying Index will exceed 2.5% of the Underlying Index, no individual sector will exceed 25% of the Underlying Index, no country will exceed 15% of the Underlying Index, no region will exceed 50% of the Underlying Index and real estate investment trust (“REIT”) components as a whole will not exceed 15% of the Underlying Index. The Underlying Index’s components are reconstituted annually and rebalanced quarterly. The Underlying Index is reconstituted on a different date from the MSCI Emerging Markets IMI Index. The fund’s securities portfolio is rebalanced when the Underlying Index is rebalanced or reconstituted. The composition of the Underlying Index and the fund after reconstitution and rebalancing may fluctuate and exceed the above Underlying Index limitations due to market movements. As of December 31, 2018, the Underlying Index consisted of securities from the following 19 countries: Brazil, Chile, China, Czech Republic, Greece, Hungary, India, Malaysia, Mexico, Pakistan, Philippines, Qatar, Russia, South Africa, South Korea, Taiwan, Thailand, Turkey and United Arab Emirates.

The fund may invest up to 20% of its net assets in foreign currency forward contracts and other currency hedging instruments, certain index futures, options, options on index futures, swap contracts or other derivatives (“Financial Instruments”) related to its Underlying Index and its component securities; cash and cash equivalents; other investment companies, including ETFs; and in securities and other instruments not included in its Underlying Index, but which QS Investors believes will help the fund track its Underlying Index. As noted below, the fund invests in currency hedging instruments to offset the fund’s exposure to currencies in which the fund’s holdings are denominated. The fund may also invest in equity index futures and currency derivatives to gain exposure to local markets or segments of local markets for cash flow management purposes and as a portfolio management technique.

QS Investors determines whether an issuer is located in an emerging market country by reference to the MSCI Emerging Markets IMI Index methodology. MSCI Inc., which constructs the MSCI Emerging Markets IMI Index, will generally deem an issuer to be located in an emerging market country if it is organized under the laws of the emerging market country and it is primarily listed in the emerging market country. In the event that these factors point to more than one country, the MSCI Emerging Markets IMI Index methodology provides for consideration of certain additional factors.

Hedging. The fund’s investments will be denominated in foreign currencies, thereby potentially subjecting the fund to fluctuations in exchange rates between such currencies and the U.S. dollar. The Underlying Index applies a methodology to attempt to “hedge” against such fluctuations. The Underlying Index will not include individual currencies in its hedging component if on the monthly hedge rebalancing date the hedge carry, or the quoted mid-point forward discount, exceeds certain pre-determined extreme values. The fund may attempt to use representative sampling in its selection of currencies for hedging. In order to replicate the “hedging” component of the Underlying Index, the fund intends to enter into foreign currency forward contracts designed to offset the fund’s exposure to currencies in which the fund’s holdings are denominated. The fund’s exposure to foreign currency forward contracts generally is based on the aggregate exposure of the fund to the currencies and will generally be reset on a monthly basis. While this approach is designed to minimize the impact of currency fluctuations on fund returns, this does not necessarily eliminate exposure to all currency fluctuations. The return of the forward currency contracts may not perfectly offset the actual fluctuations of non-U.S. currencies relative to the U.S. dollar. The fund may also enter into forward currency futures, options on foreign currency and currency swaps, and may purchase currency structured notes. At times, there will be differences in the relative values of the foreign currency hedging instruments and the underlying foreign securities until the portfolio is rebalanced.

Legg Mason Emerging Markets Low Volatility High Dividend ETF	3

Index investing. The fund uses a “passive” or indexing investment approach to achieve its investment objective. Unlike many investment companies, the fund does not try to outperform its Underlying Index and does not seek temporary defensive positions when markets decline or appear overvalued. Indexing may eliminate the chance that the fund will substantially outperform the Underlying Index and also may reduce some of the risks of active management, such as poor security selection. Indexing seeks to achieve lower costs and better after-tax performance by keeping portfolio turnover low in comparison to actively managed investment companies.

QS Investors may use a representative sampling indexing strategy to manage the fund. “Representative sampling” is an indexing strategy that involves investing in a representative sample of securities that collectively has an investment profile similar to that of the Underlying Index. When representative sampling is used, the securities selected are expected to have, in the aggregate, investment characteristics (based on factors such as return variability, risk, market capitalization, country/region exposures and sector exposures) and fundamental characteristics (such as portfolio yield, price/earnings ratios and price/book ratios) similar to those of the Underlying Index. The fund may or may not hold all of the securities in the Underlying Index.

Industry concentration policy. The fund will concentrate its investments (i.e., hold 25% or more of its total assets) in a particular industry to approximately the same extent that the Underlying Index is concentrated in the securities of such particular industry. For purposes of this limitation, securities of the U.S. government (including its agencies and instrumentalities) and repurchase agreements collateralized by U.S. government securities are not considered to be issued by members of any industry.

As of the end of the fund’s fiscal year, the top three industry sectors represented by the fund’s Underlying Index were financials, materials and communication services. These industry sectors may change over time.

Principal risks

Risk is inherent in all investing. The value of your investment in the fund, as well as the amount of return you receive on your investment, may fluctuate significantly. You may lose part or all of your investment in the fund or your investment may not perform as well as other similar investments. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or government agency. The following is an alphabetical list of the principal risks of investing in the fund.

Asset class risk. Securities or other assets in the Underlying Index or in the fund’s portfolio may underperform in comparison to the general financial markets, a particular financial market or other asset classes.

Assets under management risk. From time to time a third party, LMPFA and/or affiliates of LMPFA or the fund may invest in the fund and hold its investment for a specific period of time in order for the fund to achieve size or scale. There can be no assurance that any such entity will not redeem its investment, that it will not redeem at an inopportune time for the fund or that the size of the fund will be maintained at a level necessary to enable the fund to remain viable. Such redemption may cause the fund to sell assets (or invest cash) at disadvantageous times or prices, increase or accelerate taxable gains or transaction costs and may negatively affect the fund’s net asset value, performance, or ability to satisfy redemptions in a timely manner.

Authorized Participant concentration risk. Only an Authorized Participant may engage in creation or redemption transactions directly with the fund. “Authorized Participant” means broker-dealers that are permitted to create and redeem shares directly with the fund and who have investors who have entered into agreements with the fund’s distributor. The fund has a limited number of institutions that act as Authorized Participants. To the extent that these institutions exit the business or are unable to proceed with creation and/or redemption orders with respect to the fund and no other Authorized Participant is able to step forward to create or redeem, in either of these cases, fund shares may trade at a discount to net asset value and possibly face trading halts and/or delisting.

Calculation methodology risk. The Underlying Index relies on various sources of information to assess the criteria of issuers, including information that may be based on assumptions and estimates. The fund, LMPFA and QS Investors do not guarantee the accuracy of the Underlying Index or have liability for any errors therein.

Communication services sector risk. Companies in the communication services sector may be affected by industry competition, substantial capital requirements, government regulation and obsolescence of telecommunications products and services due to technological advancement.

Concentration risk. The fund may be susceptible to an increased risk of loss, including losses due to events that adversely affect the fund’s investments more than the market as a whole, to the extent that the fund’s investments are concentrated in the securities of a particular issuer or issuers within the same geographic region, market, industry, group of industries, sector or asset class.

Currency hedging risk. When a derivative is used as a hedge against a position that the fund holds, any loss generated by the derivative is intended to be substantially offset by gains on the hedged investment, and vice versa. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. Hedges are sometimes subject to imperfect matching between the derivative and the reference asset, and there can be no assurance that the fund’s hedging transactions will be effective.

Foreign currency forward contracts do not eliminate movements in the value of non-U.S. currencies and securities but rather allow the fund to establish a fixed rate of exchange for a future point in time. Exchange rates may be volatile and may change quickly and unpredictably in response to both global economic developments and economic conditions in a geographic region in which the fund or the Underlying Index invests. In addition,

4	Legg Mason Emerging Markets Low Volatility High Dividend ETF

the fund’s exposure to the currencies may not be fully hedged at all times. At certain times, the fund may use an optimized hedging strategy and will hedge a smaller number of currencies to reduce hedging costs. In addition, because the fund’s currency hedge generally is reset on a monthly basis, currency risk can develop or increase intra month. Furthermore, while the fund is designed to hedge against currency fluctuations, it is possible that a degree of currency exposure may remain even at the time a hedging transaction is implemented. As a result, the fund may not be able to structure its hedging transactions as anticipated or its hedging transactions may not successfully reduce the currency risk included in the fund’s portfolio.

The effectiveness of the fund’s currency hedging strategy will in general be affected by the volatility of both the Underlying Index and the volatility of the U.S. dollar relative to the currencies to be hedged, measured on an aggregate basis. Increased volatility in either or both the Underlying Index and the U.S. dollar relative to the currencies to be hedged will generally reduce the effectiveness of the fund’s currency hedging strategy. In addition, volatility in one or more of the currencies may offset stability in another currency and reduce the overall effectiveness of the hedges. The effectiveness of the fund’s currency hedging strategy may also in general be affected by interest rates. Significant differences between U.S. dollar interest rates and foreign currency interest rates may impact the effectiveness of the fund’s currency hedging strategy.

Currency risk. The value of investments in securities denominated in foreign currencies increases or decreases as the rates of exchange between those currencies and the U.S. dollar change. Currency conversion costs and currency fluctuations could erase investment gains or add to investment losses. Currency exchange rates can be volatile, and are affected by factors such as general economic conditions, the actions of the U.S. and foreign governments or central banks, the imposition of currency controls and speculation.

Cybersecurity risk. Cybersecurity incidents, both intentional and unintentional, may allow an unauthorized party to gain access to fund assets, fund or customer data (including private shareholder information), or proprietary information, cause the fund, the manager, the subadvisers, Authorized Participants, the relevant listing exchange and/or their service providers (including, but not limited to, fund accountants, custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or loss of operational functionality or prevent fund investors from purchasing, redeeming or exchanging shares or receiving distributions. The fund, the manager, and the subadvisers have limited ability to prevent or mitigate cybersecurity incidents affecting third party service providers. Cybersecurity incidents may result in financial losses to the fund and its shareholders, and substantial costs may be incurred in order to prevent any future cybersecurity incidents.

Derivatives risk. Using derivatives can increase fund losses and reduce opportunities for gains when market prices, interest rates, currencies, or the derivatives themselves, behave in a way not anticipated by the fund. Using derivatives also can have a leveraging effect and increase fund volatility. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Derivatives may be difficult to sell, unwind or value, and the counterparty may default on its obligations to the fund. Derivatives are generally subject to the risks applicable to the assets, rates, indices or other indicators underlying the derivative. The value of a derivative may fluctuate more than the underlying assets, rates, indices or other indicators to which it relates. Use of derivatives may have different tax consequences for the fund than an investment in the underlying security, and those differences may affect the amount, timing and character of income distributed to shareholders. The U.S. government and foreign governments are in the process of adopting and implementing regulations governing derivatives markets, including mandatory clearing of certain derivatives, margin and reporting requirements. The ultimate impact of the regulations remains unclear. Additional regulation of derivatives may make derivatives more costly, limit their availability or utility, otherwise adversely affect their performance or disrupt markets.

Dividend-paying stock risk. There is no guarantee that the issuers of the stocks held by the fund will pay dividends in the future or that, if dividends are paid, they will remain at their current levels or increase over time. The fund’s emphasis on dividend-paying stocks could cause the fund to underperform similar funds that invest without consideration of a company’s track record of paying dividends or ability to pay dividends in the future. Dividend-paying stocks may not participate in a broad market advance to the same degree as other stocks, and a sharp rise in interest rates or economic downturn could cause a company to unexpectedly reduce or eliminate its dividend.

Financial services sector risk. The fund is more susceptible to any economic, business, political, regulatory or other developments that adversely affect issuers in the financial services sector, including the commercial banking and insurance industries, than a fund that does not focus its investments in the financial services sector. Economic downturns, credit losses, data breaches and severe price competition, among other things, can negatively affect this sector. The profitability of financial services companies is dependent on the availability and cost of capital and can be significantly affected by changes in interest rates and monetary policy. Financial services companies are also subject to extensive government regulation, and policy and legislative changes in the United States and other countries are changing many aspects of financial regulation. Financial services companies will be particularly affected by these changes in regulation, and the impact of these changes on any individual company or on the sector as a whole may not be fully known for some time. Interconnectedness or interdependence among financial services companies increases the risk that the financial distress or failure of one financial services company may materially and adversely affect a number of other financial services companies. In recent years, cyber attacks and technology malfunctions have become increasingly frequent in this sector and have caused significant losses to companies in this sector, which may negatively impact the fund.

Foreign custody and settlement risk. Less developed markets are more likely to experience problems with the clearing and settling of trades and the holding of securities by local banks, agents and depositories. Settlement of trades in these markets can take longer than in other markets and the fund may not receive its proceeds from the sale of certain securities for an extended period (possible several weeks or even longer).

Foreign investments and emerging markets risk. The fund’s investments in securities of foreign issuers or issuers with significant exposure to foreign markets involve additional risk. Foreign countries in which the fund may invest may have markets that are less liquid, less regulated and more volatile than U.S. markets. The value of the fund’s investments may decline because of factors affecting the particular issuer as well as foreign

Legg Mason Emerging Markets Low Volatility High Dividend ETF	5

markets and issuers generally, such as unfavorable or unsuccessful government actions, reduction of government or central bank support and political or financial instability. Lack of information may also affect the value of these securities. To the extent the fund focuses its investments in a single country or only a few countries in a particular geographic region, economic, political, regulatory or other conditions affecting such country or region may have a greater impact on fund performance relative to a more geographically diversified fund.

The risks of foreign investments are heightened when investing in issuers in emerging market countries. Emerging market countries tend to have economic, political and legal systems that are less fully developed and are less stable than those of more developed countries. Less developed markets are more likely to experience problems with the clearing and settling of trades and the holding of securities by banks, agents and depositories. They are often particularly sensitive to market movements because their market prices tend to reflect speculative expectations. Low trading volumes may result in a lack of liquidity and in extreme price volatility.

Index-related risk. There is no guarantee that the fund will achieve a high degree of correlation to the Underlying Index and therefore achieve its investment objective. Market disruptions and regulatory restrictions could have an adverse effect on the fund’s ability to adjust its exposure to the required levels in order to track the Underlying Index. Errors in index data, index computations and/or the construction of the Underlying Index in accordance with its methodology may occur from time to time and may not be identified and corrected by the index administrator for a period of time or at all, which may have an adverse impact on the fund and its shareholders.

Index sampling risk. The fund may not fully replicate its Underlying Index (including for operational reasons or due to costs of access to a market) and may hold securities not included in the Underlying Index. As a result, the fund is subject to the risk that QS Investors’ investment strategy, the implementation of which is subject to a number of constraints, may not produce the intended results.

Issuer risk. The market price of a security can go up or down more than the market as a whole and can perform differently from the value of the market as a whole, due to factors specifically relating to the security’s issuer, such as disappointing earnings reports by the issuer, unsuccessful products or services, loss of major customers, changes in management, corporate actions, negative perception in the marketplace, major litigation against the issuer or changes in government regulations affecting the issuer or the competitive environment. The fund may experience a substantial or complete loss on an individual security.

Large capitalization company risk. Large capitalization companies may fall out of favor with investors based on market and economic conditions. In addition, larger companies may not be able to attain the high growth rates of successful smaller companies and may be less capable of responding quickly to competitive challenges and industry changes. As a result, the fund’s value may not rise as much as, or may fall more than, the value of funds that focus on companies with smaller market capitalizations.

Liquidity risk. Some assets held by the fund may be impossible or difficult to sell and some assets that the fund wants to invest in may be impossible or difficult to purchase, particularly during times of market turmoil or due to adverse changes in the conditions of a particular issuer. These illiquid assets may also be difficult to value. Markets may become illiquid when, for instance, there are few, if any, interested buyers or sellers or when dealers are unwilling or unable to make a market for certain securities. If the fund is forced to sell an illiquid asset to meet redemption requests or other cash needs, the fund may be forced to sell at a loss. The fund may not receive its proceeds from the sale of certain securities for an extended period (for example, several weeks or even longer).

Market events risk. In the past decade financial markets throughout the world have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. Governmental and non-governmental issuers have defaulted on, or been forced to restructure, their debts. These conditions may continue, recur, worsen or spread. Events that have contributed to these market conditions include, but are not limited to, major cybersecurity events; geopolitical events (including wars and terror attacks); measures to address budget deficits; downgrading of sovereign debt; changes in oil and commodity prices; dramatic changes in currency exchange rates; and public sentiment.

U.S. and non-U.S. governments and central banks have provided significant support to financial markets, including by keeping interest rates at historically low levels. The U.S. Federal Reserve is reducing its market support activities and has begun raising interest rates. Certain non-U.S. governments and central banks have implemented or may implement so-called negative rates (e.g., charging depositors who keep their cash at a bank) to spur economic growth. Further Federal Reserve or other U.S. or non-U.S. governmental or central bank actions, including interest rate increases or contrary actions by different governments, could negatively affect financial markets generally, increase market volatility and reduce the value and liquidity of securities in which the fund invests.

Policy and legislative changes in the United States and in other countries and other events affecting global markets, such as the United Kingdom’s expected exit from the European Union (or Brexit), are affecting many aspects of financial regulation and may in some instances contribute to decreased liquidity and increased volatility in the financial markets. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time.

Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, terrorism, natural disasters and other circumstances in one country or region could have profound impacts on global economies or markets. As a result, whether or not the fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the fund’s investments may be negatively affected.

6	Legg Mason Emerging Markets Low Volatility High Dividend ETF

Market trading risk. The fund faces numerous market trading risks, including the potential lack of an active market for fund shares, losses from trading in secondary markets, periods of high volatility and disruptions in the creation/redemption process. Any of these factors, among others, may lead to the fund’s shares trading at a premium or discount to net asset value.

Absence of active market. Although shares of the fund are listed for trading on one or more stock exchanges, there can be no assurance that an active trading market for such shares will develop or be maintained by market makers or Authorized Participants. Authorized Participants are not obligated to execute purchase or redemption orders for Creation Units. In periods of market volatility, market makers and/or Authorized Participants may be less willing to transact in fund shares. The absence of an active market for the fund’s shares may contribute to the fund’s shares trading at a premium or discount to NAV.

Shares of the fund may trade at prices other than NAV. Shares of the fund trade on stock exchanges at prices at, above or below the fund’s most recent net asset value. The net asset value of the fund is calculated at the end of each business day and fluctuates with changes in the market value of the fund’s holdings. The trading price of the fund’s shares fluctuates continuously throughout trading hours based on both market supply of and demand for fund shares and the underlying value of the fund’s portfolio holdings or net asset value. As a result, the trading prices of the fund’s shares may deviate significantly from net asset value during periods of market volatility, including during periods of high redemption requests or other unusual market conditions. ANY OF THESE FACTORS, AMONG OTHERS, MAY LEAD TO THE FUND’S SHARES TRADING AT A PREMIUM OR DISCOUNT TO NET ASSET VALUE.

Materials sector risk. Companies in the materials sector may be adversely impacted by the volatility of commodity prices, changes in exchange rates, depletion of resources, over-production, litigation and changes in government regulations, among other factors.

National closed market trading risk. Where the underlying securities held by the fund trade on foreign exchanges that are closed when the securities exchange on which the fund’s shares trade is open, there are likely to be deviations between the current price of such an underlying security and the last quoted price for the underlying security (i.e., the fund’s quote from the closed foreign market), resulting in premiums or discounts to the fund’s net asset value that may be greater than those experienced by other ETFs.

Passive investment risk. The fund is not actively managed and neither LMPFA nor QS Investors attempts to take defensive positions.

Small and medium capitalization company risk. The fund will be exposed to additional risks as a result of its investments in the securities of small and medium capitalization companies. Small and medium capitalization companies may fall out of favor with investors; may have limited product lines, operating histories, markets or financial resources; or may be dependent upon a limited management group. The prices of securities of small and medium capitalization companies generally are more volatile than those of large capitalization companies and are more likely to be adversely affected than large capitalization companies by changes in earnings results and investor expectations or poor economic or market conditions, including those experienced during a recession. Securities of small and medium capitalization companies may underperform large capitalization companies, may be harder to sell at times and at prices the portfolio managers believe appropriate and may have greater potential for losses.

Small fund risk. When the fund’s size is small, the fund may experience low trading volume and wide bid/ask spreads. In addition, the fund may face the risk of being delisted if the fund does not meet certain conditions of the listing exchange.

Stock market and equity securities risk. The stock markets are volatile and the market prices of the fund’s equity securities may decline generally. Equity securities may have greater price volatility than other asset classes, such as fixed income securities, and may fluctuate in price based on actual or perceived changes in a company’s financial condition and overall market and economic conditions and perceptions. If the market prices of the equity securities owned by the fund fall, the value of your investment in the fund will decline.

Tracking error risk. The fund may be subject to tracking error, which is the divergence of the fund’s performance from that of the Underlying Index. Tracking error may occur because of differences between the securities and other instruments held in the fund’s portfolio and those included in the Underlying Index, pricing differences, transaction costs, the fund’s holding of uninvested cash, differences in timing of the accrual of distributions, the requirements associated with pass-through tax treatment, portfolio transactions carried out to minimize the distribution of capital gains to shareholders, changes to the Underlying Index or the need to meet various new or existing regulatory requirements. Tracking error may be heightened during times of increased market volatility or other unusual market conditions. Tracking error also may result because the fund incurs fees and expenses, while the Underlying Index does not.

Trading issues risk. Trading in fund shares on CBOE BZX may be halted in certain circumstances. There can be no assurance that the requirements of CBOE BZX necessary to maintain the listing of the fund will continue to be met.

Valuation risk. The sales price the fund could receive upon the sale of any particular portfolio investment may differ from the fund’s valuation of the investment and may differ from the value used by the Underlying Index, particularly for securities that trade in thin or volatile markets or that are valued using a fair value methodology. Authorized Participants who purchase or redeem fund shares on days when the fund is holding fair-valued securities may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the fund had not fair-valued securities or had used a different valuation methodology. The fund’s ability to value its investments may be impacted by technological issues and/or errors by pricing services or other third party service providers.

Legg Mason Emerging Markets Low Volatility High Dividend ETF	7

Volatility risk. The market prices of the securities or other assets in the fund’s portfolio may fluctuate, sometimes rapidly and unpredictably. The price of a security may fluctuate due to factors affecting markets generally or particular industries. The market price of a security or other asset may also be more volatile than the market as a whole. This volatility may affect the fund’s net asset value. Although the Underlying Index’s models were created to invest in stocks that exhibit low volatility characteristics, there is no guarantee that these models and strategies will be successful. Securities or other assets in the fund’s portfolio may be subject to price volatility and the prices may not be any less volatile than the market as a whole and could be more volatile. Events or financial circumstances affecting individual securities or sectors may increase the volatility of the fund.

These and other risks are discussed in more detail in the Prospectus or in the Statement of Additional Information.

8	Legg Mason Emerging Markets Low Volatility High Dividend ETF

Performance

The accompanying bar chart and table provide some indication of the risks of investing in the fund. The bar chart shows changes in the fund’s performance from year to year. The table shows the average annual total returns of the fund and also compares the fund’s performance with the average annual total returns of an index or other benchmark. The fund makes updated performance information, including its current net asset value, available at www.leggmason.com/etfproducts (select fund), or by calling the fund at 1-877-721-1926.

The fund’s past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future.

Total returns (%)

Before taxes

Best Quarter (09/30/2018): 6.42    Worst Quarter (12/31/2018): (5.76)

Average annual total returns (%)
(for periods ended December 31, 2018)

	1 year	Since inception	Inception date
Return before taxes	(1.61)	6.21	11/17/2016
Return after taxes on distributions	(3.40)	4.70
Return after taxes on distributions and sale of fund shares	(0.10)	4.57
QS Emerging Markets Low Volatility High Dividend Hedged Index (reflects no deduction for fees, expenses or taxes)	(0.77)	6.82
MSCI Emerging Markets IMI Index (Local) (reflects no deduction for fees, expenses or taxes)	(10.52)	8.31

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. Returns after taxes on distributions and sale of fund shares are higher than returns before taxes for certain periods shown because they reflect the tax benefit of capital losses realized on the sale of fund shares.

Legg Mason Emerging Markets Low Volatility High Dividend ETF	9

Management

Investment manager: Legg Mason Partners Fund Advisor, LLC (“LMPFA”)

Subadviser: QS Investors, LLC (“QS Investors”)

Portfolio managers: Russell Shtern and Michael LaBella. Mr. Shtern (Head of Global Equity Portfolio Management at QS Investors) and Mr. LaBella (Head of Global Equity Strategy at QS Investors) have been portfolio managers of the fund since 2016.

Purchase and sale of fund shares

The fund is an exchange-traded fund (commonly referred to as an “ETF”). Individual shares of the fund are listed on a national securities exchange and are redeemable only by Authorized Participants in Creation Units (as defined in this section). Most investors will buy and sell shares of the fund through a broker-dealer. The price of fund shares is based on market price, and because ETF shares trade at market prices rather than at net asset value, shares may trade at a price greater than net asset value (a premium) or less than net asset value (a discount). The fund will only issue or redeem shares that have been aggregated into blocks of 120,000 shares or multiples thereof (“Creation Units”) to Authorized Participants who have entered into agreements with the fund’s distributor. The fund generally will issue or redeem Creation Units in return for a designated portfolio of securities (and an amount of cash) that the fund specifies each day.

Tax information

The fund’s distributions are taxable, and will be taxed as ordinary income and/or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account. Withdrawals from such tax-deferred arrangements may be subject to tax at a later date.

Payments to broker/dealers and other financial intermediaries

If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as a bank), LMPFA or other related companies may pay the intermediary for marketing activities and presentations, educational training programs, conferences, the development of technology platforms and reporting systems or other services related to the sale or promotion of the fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

10	Legg Mason Emerging Markets Low Volatility High Dividend ETF

More on the fund’s investment strategies, investments and risks

Introduction

The fund is an exchange-traded fund (“ETF”), and the shares of the fund are listed for trading on CBOE BZX. The market price for a share of the fund may be different from the fund’s most recent net asset value (“NAV”).

ETFs are funds that trade like other publicly traded securities. The fund is designed to track an index. Similar to shares of an index mutual fund, each share of the fund represents an ownership interest in an underlying portfolio of securities and other instruments intended to track a market index. Unlike shares of a mutual fund, which can be bought and redeemed from the issuing fund by all shareholders at a price based on NAV, shares of the fund may be purchased or redeemed directly from the fund at NAV solely by Authorized Participants (as defined in the “Creations and redemptions” section of this Prospectus). Also unlike shares of a mutual fund, shares of the fund are listed on a national securities exchange and trade in the secondary market at market prices that change throughout the day. An index is a financial calculation, based on a grouping of financial instruments, that is not an investment product, while the fund is an actual investment portfolio. The performance of the fund and its Underlying Index may vary for a number of reasons, including transaction costs, non-U.S. currency valuations, asset valuations, corporate actions (such as mergers and spin-offs), timing variances and differences between the fund’s portfolio and its Underlying Index resulting from the fund’s use of representative sampling or from legal restrictions (such as diversification requirements) that apply to the fund but not to its Underlying Index. “Tracking error” is the divergence of the performance (return) of the fund’s portfolio from that of its Underlying Index. QS Investors expects that, over time, the fund’s tracking error will not exceed 5%. Because the fund may use a representative sampling indexing strategy, it can be expected to have a larger tracking error than if it used a replication indexing strategy. “Replication” is an indexing strategy in which a fund invests in substantially all of the securities in its underlying index in approximately the same proportions as in the underlying index.

Investment objective

The fund seeks to track the investment results of an index composed of publicly traded equity securities of emerging markets outside of the United States with relatively high yield and low price and earnings volatility while mitigating exposure to fluctuations between the values of the U.S. dollar and currencies in which the fund’s securities are denominated.

Principal investment strategies

The fund seeks to track the investment results of the QS Emerging Markets Low Volatility High Dividend Hedged Index (the “Underlying Index”). The Underlying Index seeks to provide stable income through investments in stocks of profitable companies in emerging markets outside of the United States with relatively high dividend yields or anticipated dividend yields and lower price and earnings volatility, while mitigating exposure to exchange-rate fluctuations between the U.S. dollar and currencies in which the fund’s securities are denominated. The Underlying Index is designed to have higher returns than an equivalent unhedged investment when the currencies in which its component securities are denominated are weakening relative to the U.S. dollar. Conversely, the Underlying Index is designed to have lower returns than an equivalent unhedged investment when the currencies in which its component securities are denominated are rising relative to the U.S. dollar. While emerging markets equities are volatile, the Underlying Index seeks to have less volatility than emerging markets generally.

The Underlying Index is based on a proprietary methodology created and sponsored by QS Investors, the fund’s subadviser. QS Investors is affiliated with both LMPFA and the fund. The Underlying Index is composed of equity securities in emerging markets outside of the United States across a range of market capitalizations that are included in the MSCI Emerging Markets IMI Index. Stocks in the Underlying Index must have demonstrated profitability over the last four fiscal quarters as a whole. Only stocks that have paid or are anticipated to pay a dividend are included in the Underlying Index. The methodology calculates a composite “stable yield” score. The methodology adjusts the yield of stocks with relatively high price volatility (as measured by standard deviation of daily returns) and earnings volatility (as measured by the variation of past earnings and projected earnings) and from countries with relatively high interest rates downward. The methodology adjusts the yield of stocks with relatively low price volatility and earnings volatility and from countries with relatively low interest rates upward. The Underlying Index will also take into account foreign withholding taxes on dividend payments to minimize their impact on distribution yield. Underlying Index weights are calculated to maximize its stable yield score subject to concentration limits, liquidity requirements and turnover restraints. QS Investors anticipates that the number of component securities in the Underlying Index will range from 50 to 200, but this number may vary due to market conditions. As initially constituted and balanced, no individual component of the Underlying Index will exceed 2.5% of the Underlying Index, no individual sector will exceed 25% of the Underlying Index, no country will exceed 15% of the Underlying Index, no region will exceed 50% of the Underlying Index and real estate investment trust (“REIT”) components as a whole will not exceed 15% of the Underlying Index. The Underlying Index’s components are reconstituted annually and rebalanced quarterly. The Underlying Index is reconstituted on a different date from the MSCI Emerging Markets IMI Index. The composition of the Underlying Index and the fund after reconstitution and rebalancing may fluctuate and exceed the above Underlying Index limitations due to market movements. As of December 31, 2018, the Underlying Index consisted of securities from the following 19 countries: Brazil, Chile, China, Czech Republic, Greece, Hungary, India, Malaysia, Mexico, Pakistan, Philippines, Qatar, Russia, South Africa, South Korea, Taiwan, Thailand, Turkey and United Arab Emirates.

QS Investors determines whether an issuer is located in an emerging market country by reference to the MSCI Emerging Markets IMI Index methodology. MSCI Inc., which constructs the MSCI Emerging Markets IMI Index, will generally deem an issuer to be located in an emerging market country if it is organized under the laws of the emerging market country and it is primarily listed in the emerging market country. In the event that

Legg Mason Emerging Markets Low Volatility High Dividend ETF	11

these factors point to more than one country, the MSCI Emerging Markets IMI Index methodology provides for consideration of certain additional factors.

The fund’s investments will be denominated in foreign currencies, thereby potentially subjecting the fund to fluctuations in exchange rates between such currencies and the U.S. dollar. The Underlying Index applies a methodology to attempt to “hedge” against such fluctuations by employing a one-month forward rate against the value of securities denominated in non-U.S. currencies that are included in the Underlying Index. The Underlying Index will not include individual currencies in its hedging component if on the monthly hedge rebalancing date the hedge carry, or the quoted mid-point forward discount, exceeds certain pre-determined extreme values. The fund may attempt to use representative sampling in its selection of currencies for hedging. The fund expects that the hedge will generally be reset on a monthly basis. The Underlying Index is designed to have higher returns than an equivalent unhedged investment when those currencies are weakening relative to the U.S. dollar. Conversely, the Underlying Index is designed to have lower returns than an equivalent unhedged investment when those currencies are rising relative to the U.S. dollar.

The fund’s securities portfolio is rebalanced when the Underlying Index is rebalanced or reconstituted. The fund may trade at times other than when the Underlying Index is rebalanced or reconstituted for a variety of reasons, including when adjustments may be made to its representative sampling process from time to time or when investing cash.

The fund will invest at least 80% of its net assets, plus borrowings for investment purposes, if any, in securities that compose its Underlying Index. Securities that compose the Underlying Index include depositary receipts representing securities in the Underlying Index.

The fund may invest up to 20% of its net assets in foreign currency forward contracts and other currency hedging instruments, certain index futures, options, options on index futures, swap contracts or other derivatives (“Financial Instruments”) related to its Underlying Index and its component securities; cash and cash equivalents; other investment companies, including ETFs; and in securities and other instruments not included in its Underlying Index, but which QS Investors believes will help the fund track its Underlying Index. As noted below, the fund invests in currency hedging instruments to offset the fund’s exposure to currencies in which the fund’s holdings are denominated. The fund may also invest in equity index futures and currency derivatives to gain exposure to local markets or segments of local markets for cash flow management purposes and as a portfolio management technique.

In order to replicate the “hedging” component of the Underlying Index, the fund intends to enter into foreign currency forward contracts designed to offset the fund’s exposure to currencies in which the fund’s holdings are denominated. A foreign currency forward contract is a contract between two parties to buy or sell a specified amount of a specific currency in the future at an agreed upon exchange rate. The fund’s exposure to foreign currency forward contracts generally is based on the exposure of the fund to those currencies. The Underlying Index hedges foreign currencies in the Index back to the U.S. dollar by selling foreign currency forwards at the one-month forward rate. The size and exchange rate of each currency hedge generally is reset by the Underlying Index one time per month. While this approach is designed to minimize the impact of currency fluctuations on fund returns, this does not necessarily eliminate exposure to all currency fluctuations. The return of the forward currency contracts may not perfectly offset the actual fluctuations of non-U.S. currencies relative to the U.S. dollar. The fund may also enter into forward currency futures, options on foreign currency and currency swaps, and may purchase currency structured notes. At times, there will be differences in the relative values of the foreign currency hedging instruments and the underlying foreign securities until the portfolio is rebalanced.

Index investing. The fund uses a “passive” or indexing investment approach to achieve its investment objective. Unlike many investment companies, the fund does not try to outperform its Underlying Index and does not seek temporary defensive positions when markets decline or appear overvalued. Indexing may eliminate the chance that the fund will substantially outperform the Underlying Index and also may reduce some of the risks of active management, such as poor security selection. Indexing seeks to achieve lower costs and better after-tax performance by keeping portfolio turnover low in comparison to actively managed investment companies.

QS Investors may use a representative sampling indexing strategy to manage the fund. “Representative sampling” is an indexing strategy that involves investing in a representative sample of securities that collectively has an investment profile similar to that of the Underlying Index. When representative sampling is used, the securities selected are expected to have, in the aggregate, investment characteristics (based on factors such as return variability, risk, market capitalization, country/region exposures and sector exposures) and fundamental characteristics (such as portfolio yield, price/earnings ratios and price/book ratios) similar to those of the Underlying Index. The fund may or may not hold all of the securities in the Underlying Index.

Industry concentration policy. The fund will concentrate its investments (i.e., hold 25% or more of its total assets) in a particular industry to approximately the same extent that the Underlying Index is concentrated in the securities of such particular industry. For purposes of this limitation, securities of the U.S. government (including its agencies and instrumentalities) and repurchase agreements collateralized by U.S. government securities are not considered to be issued by members of any industry.

As of the end of the fund’s fiscal year, the top three industry sectors represented by the fund’s Underlying Index were financials, materials and communication services. These industry sectors may change over time.

Important information

The fund’s investment objective may be changed by the Board of Trustees (the “Board”) without shareholder approval and on notice to shareholders.

There is no assurance that the fund will meet its investment objective.

12	Legg Mason Emerging Markets Low Volatility High Dividend ETF

The fund’s 80% investment policy may be changed by the Board without shareholder approval upon 60 days’ prior notice to shareholders.

The fund’s other investment strategies and policies may be changed from time to time without shareholder approval, unless specifically stated otherwise in this Prospectus or in the Statement of Additional Information (“SAI”).

Under new continuous listing standards adopted by the fund’s listing exchange, which went into effect on January 1, 2018, the fund is required to confirm on an ongoing basis that the components of its Underlying Index satisfy the applicable listing requirements. In the event that the Underlying Index does not comply with the applicable listing requirements, the fund would be required to rectify such non-compliance by requesting that the index provider modify the Underlying Index, adopting a new underlying index, or obtaining relief from the Securities and Exchange Commission. Failure to rectify such non-compliance may result in the fund’s being delisted by the listing exchange.

Cash management

The fund may hold cash pending investment, and may invest in money market instruments for cash management purposes. The amount of assets the fund may hold for cash management purposes will depend on market conditions and the need to meet expected redemption requests.

Foreign investments

The fund may invest in foreign securities, either directly or through depositary receipts. A depositary receipt is a type of negotiable (transferable) financial security that is traded on a local stock exchange but represents a security, usually in the form of equity, that is issued by a foreign publicly listed company.

Derivatives

Derivatives are financial instruments whose value depends upon, or is derived from, the value of an asset, such as one or more underlying investments, indexes or currencies. The fund may engage in a variety of transactions using derivatives, including certain index futures, options, options on index futures, swap contracts or other derivatives related to its Underlying Index and its component securities. Derivatives may be used by the fund for any of the following purposes:

•	As a substitute for buying or selling securities
•	As a means of providing exposure to types of investments or market factors
•	As a cash flow management technique

A derivative contract will obligate or entitle the fund to deliver or receive an asset or cash payment based on the change in value of one or more underlying investments, indexes or currencies. When the fund enters into derivatives transactions, it may be required to segregate assets or enter into offsetting positions, in accordance with applicable regulations. Such segregation is not a hedging technique and will not limit the fund’s exposure to loss. The fund will, therefore, have investment risk with respect to both the derivative itself and the assets that have been segregated to offset the fund’s derivative exposure. If such segregated assets represent a large portion of the fund’s portfolio, portfolio management may be affected as covered positions may have to be reduced if it becomes necessary for the fund to reduce the amount of segregated assets in order to meet redemptions or other obligations.

Exchange-traded funds (ETFs)

The fund may invest in shares of open-end investment management companies or unit investment trusts that are traded on a stock exchange, called ETFs. Investing in an index-based ETF gives the fund exposure to the securities comprising the index on which the ETF is based and the fund will gain or lose value depending on the performance of the index.

Exchange-traded notes (ETNs)

The fund may invest in ETNs, which are debt securities that combine certain aspects of ETFs and bonds. ETNs, like ETFs, may be traded on stock exchanges and their value depends on the performance of the underlying index and the credit rating of the issuer. ETNs may be held to maturity, but unlike bonds there are no periodic interest payments and principal is not protected.

Real estate investment trusts (REITs)

The fund may invest up to 15% of its assets in REITs. REITs are pooled investment vehicles that invest primarily in income producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Unlike corporations, entities that qualify as REITs for U.S. federal income tax purposes are not taxed on income distributed to their shareholders, provided they comply with the applicable requirements of the Internal Revenue Code of 1986, as amended (the “Code”). The fund will indirectly bear its proportionate share of any management and other expenses that may be charged by the REITs in which it invests, in addition to the expenses paid by the fund.

Percentage and other limitations

The fund’s compliance with its investment limitations and requirements described in this Prospectus is usually determined at the time of investment. If such a percentage limitation is complied with at the time of an investment, any subsequent change resulting from a change in asset values or characteristics will not constitute a violation of that limitation.

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More on risks of investing in the fund

Below are descriptions of the main factors that may play a role in shaping the fund’s overall risk profile. The descriptions appear in alphabetical order, not in order of importance.

Asset class risk. Securities or other assets in the Underlying Index or in the fund’s portfolio may underperform in comparison to the general financial markets, a particular financial market or other asset classes. This may cause the fund to underperform other investment vehicles that invest in different asset classes.

Assets under management risk. From time to time a third party, LMPFA and/or affiliates of LMPFA or the fund may invest in the fund and hold its investment for a specific period of time in order for the fund to achieve size or scale. There can be no assurance that any such entity will not redeem its investment, that it will not redeem at an inopportune time for the fund or that the size of the fund will be maintained at a level necessary to enable the fund to remain viable. Such redemption may cause the fund to sell assets (or invest cash) at disadvantageous times or prices, increase or accelerate taxable gains or transaction costs and may negatively affect the fund’s net asset value, performance, or ability to satisfy redemptions in a timely manner.

Authorized Participant concentration risk. Only an Authorized Participant may engage in creation or redemption transactions directly with the fund. “Authorized Participant” means broker-dealers that are permitted to create and redeem shares directly with the fund and who have investors who have entered into agreements with the fund’s distributor. The fund has a limited number of institutions that act as Authorized Participants. To the extent that these institutions exit the business or are unable to proceed with creation and/or redemption orders with respect to the fund and no other Authorized Participant is able to step forward to create or redeem, in either of these cases, fund shares may trade at a discount to net asset value and possibly face trading halts and/or delisting. Authorized Participant concentration risk may be heightened for ETFs that invest in foreign securities.

Calculation methodology risk. The Underlying Index relies on various sources of information to assess the criteria of issuers, including information that may be based on assumptions and estimates. The fund, LMPFA and QS Investors do not guarantee the accuracy of the Underlying Index or have liability for any errors therein.

Cash management risk. The value of the investments held by the fund for cash management purposes may be affected by changing interest rates and by changes in credit ratings of the investments. If the fund holds cash uninvested, the cash will be subject to the credit risk of the depository institution holding the cash. If a significant amount of the fund’s assets are used for cash management purposes, the fund will be less likely to achieve its investment objective. The fund’s investments in money market instruments will likely cause the fund’s returns to differ from those of the Underlying Index.

Communication services sector risk. Companies in the communication services sector may encounter distressed cash flows due to the need to commit substantial capital to meet increasing competition, particularly in developing new products and services using new technology. Technological innovations may make the products and services of certain communication services companies obsolete.

Communication services providers are generally required to obtain franchises or licenses in order to provide services in a given location. Licensing and franchise rights in the telecommunications sector are limited, which may provide an advantage to certain participants. Limited availability of such rights, high barriers to market entry and regulatory oversight, among other factors, have led to consolidation of companies within the sector, which could lead to further regulation or other negative effects in the future.

Concentration risk. The fund may be susceptible to an increased risk of loss, including losses due to events that adversely affect the fund’s investments more than the market as a whole, to the extent that the fund’s investments are concentrated in the securities of a particular issuer or issuers within the same geographic region, market, industry, group of industries, sector or asset class.

Currency hedging risk. When a derivative is used as a hedge against a position that the fund holds, any loss generated by the derivative is intended to be substantially offset by gains on the hedged investment, and vice versa. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. Hedges are sometimes subject to imperfect matching between the derivative and the reference asset, and there can be no assurance that the fund’s hedging transactions will be effective.

Foreign currency forward contracts do not eliminate movements in the value of non-U.S. currencies and securities but rather allow the fund to establish a fixed rate of exchange for a future point in time. Exchange rates may be volatile and may change quickly and unpredictably in response to both global economic developments and economic conditions in a geographic region in which the fund or the Underlying Index invests. In addition, the fund’s exposure to the currencies may not be fully hedged at all times. At certain times, the fund may use an optimized hedging strategy and will hedge a smaller number of currencies to reduce hedging costs. In addition, because the fund’s currency hedge generally is reset on a monthly basis, currency risk can develop or increase intra month. Furthermore, while the fund is designed to hedge against currency fluctuations, it is possible that a degree of currency exposure may remain even at the time a hedging transaction is implemented. As a result, the fund may not be able to structure its hedging transactions as anticipated or its hedging transactions may not successfully reduce the currency risk included in the fund’s portfolio.

The effectiveness of the fund’s currency hedging strategy will in general be affected by the volatility of both the Underlying Index and the volatility of the U.S. dollar relative to the currencies to be hedged, measured on an aggregate basis. Increased volatility in either or both the Underlying Index and the U.S. dollar relative to the currencies to be hedged will generally reduce the effectiveness of the fund’s currency hedging strategy. In addition,

14	Legg Mason Emerging Markets Low Volatility High Dividend ETF

volatility in one or more of the currencies may offset stability in another currency and reduce the overall effectiveness of the hedges. The effectiveness of the fund’s currency hedging strategy may also in general be affected by interest rates. Significant differences between U.S. dollar interest rates and foreign currency interest rates may impact the effectiveness of the fund’s currency hedging strategy.

Currency risk. The value of investments in securities denominated in foreign currencies increases or decreases as the rates of exchange between those currencies and the U.S. dollar change. Currency conversion costs and currency fluctuations could erase investment gains or add to investment losses. Currency exchange rates can be volatile, and are affected by factors such as general economic conditions, the actions of the U.S. and foreign governments or central banks, the imposition of currency controls and speculation.

Cybersecurity risk. Cybersecurity incidents, both intentional and unintentional, may allow an unauthorized party to gain access to fund assets, fund or customer data (including private shareholder information), or proprietary information, cause the fund, the manager, the subadvisers, Authorized Participants, the relevant listing exchange and/or their service providers (including, but not limited to, fund accountants, custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or loss of operational functionality or prevent fund investors from purchasing, redeeming or exchanging shares or receiving distributions. The fund, the manager, and the subadvisers have limited ability to prevent or mitigate cybersecurity incidents affecting third party service providers. Cybersecurity incidents may result in financial losses to the fund and its shareholders, and substantial costs may be incurred in order to prevent any future cybersecurity incidents.

Derivatives risk. Derivatives involve special risks and costs and may result in losses to the fund, even when used for hedging purposes. The fund may not fully benefit from or may lose money on forward currency transactions if changes in currency exchange rates do not occur as anticipated or do not correspond accurately to changes in the value of the fund’s holdings. The fund’s ability to use forward foreign currency transactions successfully depends on a number of factors, including the forward foreign currency transactions being available at prices that are not too costly, the availability of liquid markets and the ability of the portfolio managers to accurately predict the direction of changes in currency exchange rates. Currency exchange rates may be volatile and may be affected by, among other factors, the general economics of a country, the actions of U.S. and foreign governments or central banks, the imposition of currency controls and speculation. A security may be denominated in a currency that is different from the currency where the issuer is domiciled. The other parties to certain derivatives transactions present the same types of credit risk as issuers of fixed income securities. For example, the fund’s currency transactions are subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. Derivatives also tend to involve greater liquidity risk and they may be difficult to value. The fund may be unable to terminate or sell its derivative positions. In fact, many over-the-counter derivatives will not have liquidity beyond the counterparty to the instrument. Derivatives are generally subject to the risks applicable to the assets, rates, indices or other indicators underlying the derivative. The value of a derivative may fluctuate more than the underlying assets, rates, indices or other indicators to which it relates. Use of derivatives or similar instruments may have different tax consequences for the fund than an investment in the underlying security, and those differences may affect the amount, timing and character of income distributed to shareholders. The fund’s use of derivatives may also increase the amount of taxes payable by shareholders. Using derivatives also can have a leveraging effect which may increase investment losses and increase the fund’s volatility, which is the degree to which the fund’s share price may fluctuate within a short time period. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. The U.S. government and non-U.S. governments are in the process of adopting and implementing regulations governing derivatives markets. The ultimate impact of the regulations remains unclear. Additional regulation of derivatives may make derivatives more costly, limit their availability or utility, otherwise adversely affect their performance or disrupt markets. The fund may be exposed to additional risks as a result of the additional regulations. The extent and impact of the additional regulations are not yet fully known and may not be for some time.

Risks associated with the use of derivatives are magnified to the extent that an increased portion of the fund’s assets are committed to derivatives in general or are invested in just one type of derivative.

Dividend-paying stock risk. There is no guarantee that the issuers of the stocks held by the fund will pay dividends in the future or that, if dividends are paid, they will remain at their current levels or increase over time. The fund’s emphasis on dividend-paying stocks could cause the fund to underperform similar funds that invest without consideration of a company’s track record of paying dividends or ability to pay dividends in the future. Dividend-paying stocks may not participate in a broad market advance to the same degree as other stocks, and a sharp rise in interest rates or economic downturn could cause a company to unexpectedly reduce or eliminate its dividend.

Exchange-traded notes (“ETNs”) risk. ETNs are not structured as investment companies and thus are not regulated under the 1940 Act. ETNs may be traded on stock exchanges and generally track specified market indexes, and their value depends on the performance of the underlying index and the credit rating of the issuer. However, there may be substantial differences between the price at which the ETN is traded and the value of the underlying index. ETNs are not collateralized by securities in underlying indexes. The issuer of an ETN is responsible for payments of principal and interest under the ETN. ETNs may be held to maturity, but there are no periodic interest payments and principal is not protected. The fund is exposed to the risk that an ETN’s issuer will not have sufficient assets to make interest or principal payments. Unlike ETFs, ETNs are not investments in a dedicated pool of the issuer’s assets and operate more like unsecured debt. The fund could lose some or the entire amount invested in an ETN.

Financial services sector risk. Companies in the financials sector of an economy are subject to extensive governmental regulation and intervention, which may adversely affect the scope of their activities, the prices they can charge, the amount of capital they must maintain and, potentially, their size. Governmental regulation may change frequently and may have significant adverse consequences for companies in the financials sector, including effects not intended by such regulation. The impact of more stringent capital requirements, or recent or future regulation in various countries of any individual financial company or of the financials sector as a whole, cannot be predicted. Certain risks may impact the

Legg Mason Emerging Markets Low Volatility High Dividend ETF	15

value of investments in the financials sector more severely than those of investments outside this sector, including the risks associated with companies that operate with substantial financial leverage. Companies in the financials sector may also be adversely affected by increases in interest rates and loan losses, decreases in the availability of money or asset valuations, credit rating downgrades and adverse conditions in other related markets. Insurance companies, in particular, may be subject to severe price competition and/or rate regulation, which may have an adverse impact on their profitability. The financials sector is particularly sensitive to fluctuations in interest rates. The financials sector is also a target for cyber attacks, and may experience technology malfunctions and disruptions. In recent years, cyber attacks and technology failures have become increasingly frequent in this sector and have reportedly caused losses to companies in this sector, which may negatively impact a fund. Interconnectedness or interdependence among financial services companies increases the risk that the financial distress or failure of one financial services company may materially and adversely affect a number of other financial services companies.

Foreign custody and settlement risk. Foreign custody risk refers to the risks inherent in the process of clearing and settling trades and to the holding of securities, cash and other assets by local banks, agents and depositories in securities markets outside the United States. Low trading volumes and volatile prices in less developed markets make trades harder to complete and settle, and governments or trade groups may compel local agents to hold securities in designated depositories that may not be subject to independent evaluation. Local agents are held only to the standards of care of their local markets, and thus may be subject to limited or no government oversight. In an extreme case, the fund’s securities may be misappropriated or the fund may be unable to sell its securities. In general, the less developed a country’s securities market is, the greater the likelihood of custody problems. Settlement of trades in these markets can take longer than in other markets and the fund may not receive its proceeds from the sale of certain securities for an extended period (possibly several weeks or even longer).

Foreign investments and emerging markets risk. The fund’s investments in securities of foreign issuers or issuers with significant exposure to foreign markets involve additional risk. Foreign countries in which the fund may invest may have markets that are less liquid, less regulated and more volatile than U.S. markets. The value of the fund’s investments may decline because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable or unsuccessful government actions, reduction of government or central bank support and political or financial instability. Lack of information may also affect the value of these securities. To the extent the fund focuses its investments in a single country or only a few countries in a particular geographic region, economic, political, regulatory or other conditions affecting such country or region may have a greater impact on fund performance relative to a more geographically diversified fund.

The value of the fund’s foreign investments may also be affected by foreign tax laws, special U.S. tax considerations and restrictions on receiving the investment proceeds from a foreign country. Dividends or interest on, or proceeds from the sale or disposition of, foreign securities may be subject to non-U.S. withholding or other taxes.

In some foreign countries, less information is available about issuers and markets because of less rigorous accounting and regulatory standards than in the United States. It may be difficult for the fund to pursue claims against a foreign issuer in the courts of a foreign country. Some securities issued by non-U.S. governments or their subdivisions, agencies and instrumentalities may not be backed by the full faith and credit of such governments. Even where a security is backed by the full faith and credit of a government, it may be difficult for the fund to pursue its rights against the government. Some non-U.S. governments have defaulted on principal and interest payments, and more may do so. In certain foreign markets, settlement and clearance procedures may result in delays in payment for or delivery of securities not typically associated with settlement and clearance of U.S. investments.

The risks of foreign investments are heightened when investing in issuers in emerging market countries. Emerging market countries tend to have economic, political and legal systems that are less fully developed and are less stable than those of more developed countries. They are often particularly sensitive to market movements because their market prices tend to reflect speculative expectations. Low trading volumes may result in a lack of liquidity and in extreme price volatility. Investors should be able to tolerate sudden, sometimes substantial, fluctuations in the value of their investments. Emerging market countries may have policies that restrict investment by foreigners or that prevent foreign investors from withdrawing their money at will.

Index-based ETF risk. Investing in an index ETF will give the fund exposure to the securities comprising the index on which the ETF is based and will expose the fund to risks similar to those of investing directly in those securities. Unlike shares of typical mutual funds or unit investment trusts, shares of index-based ETFs are traded on an exchange and may trade throughout a trading day. Index-based ETFs are bought and sold based on market values and not at net asset value, and therefore, may trade at either a premium or discount to net asset value. The fund expects to generally gain or lose value on holdings of an index-based ETF consistent with the performance of the index on which the ETF is based. The fund will indirectly bear its proportionate share of the management fees and other expenses that are charged by the ETF in addition to the management fees and other expenses paid by the fund. The fund will also pay brokerage commissions in connection with the purchase and sale of shares of ETFs.

Index-related risk. Solactive AG serves as the index administrator for the Underlying Index. Solactive AG serves as the calculation agent for the Underlying Index. The fund seeks to achieve a return which corresponds generally to the price and yield performance, before fees and expenses, of its Underlying Index as published by Solactive AG. There is no assurance that Solactive AG or any agents that may act on its behalf will compile the Underlying Index accurately, or that the Underlying Index will be determined, composed or calculated accurately. While the index administrator provides descriptions of what the Underlying Index is designed to achieve, neither the index administrator nor its agents provide any warranty or accept any liability in relation to the quality, accuracy or completeness of the Underlying Index or the related data, and they do not guarantee that the Underlying Index will be in line with QS Investors’ methodology. QS Investors’ mandate as described in this Prospectus is to manage the fund consistently with the Underlying Index provided by the index administrator. Consequently, QS Investors does not provide any warranty or guarantee

16	Legg Mason Emerging Markets Low Volatility High Dividend ETF

against the calculation agent’s or others’ errors. Errors in respect of the quality, accuracy and completeness of the data used to compile each Underlying Index may occur from time to time and may not be identified and corrected by the index administrator for a period of time or at all, particularly where the indices are less commonly used as benchmarks by funds or managers. Therefore, gains, losses or costs associated with errors of the index administrator or its agents will generally be borne by the fund and its shareholders. For example, during a period where the fund’s Underlying Index contains incorrect constituents, the fund would have market exposure to such constituents and would be underexposed to the Underlying Index’s other constituents. Such errors may negatively or positively impact the fund and its shareholders. Any gains due to the index administrator’s or others’ errors will be kept by the fund and its shareholders and any losses resulting from the index administrator’s or others’ errors will be borne by the fund and its shareholders.

Apart from scheduled rebalances, the index administrator or its agents may carry out additional ad hoc rebalances to the Underlying Index in order, for example, to correct an error in the selection of index constituents. When the Underlying Index of the fund is rebalanced and the fund in turn rebalances its portfolio to attempt to increase the correlation between the fund’s portfolio and the Underlying Index, any transaction costs and market exposure arising from such portfolio rebalancing will be borne directly by the fund and its shareholders. Therefore, errors and additional ad hoc rebalances carried out by the index administrator to the Underlying Index may increase the fund’s costs and tracking error risk, which is the risk that the fund’s returns may not track those of the Underlying Index.

If the Underlying Index includes the securities of the listed parent company of the manager or the subadviser or another issuer that is affiliated with the manager or the subadviser, or the securities of an issuer that the fund may not hold for other legal or regulatory reasons, the fund will generally not be able to purchase that security. The exclusion of such security may cause performance to vary from that of the Underlying Index.

Index sampling risk. The fund may not fully replicate its Underlying Index (including for operational reasons or due to costs of access to a market) and may hold securities not included in the Underlying Index. As a result, the fund is subject to the risk that QS Investors’ investment strategy, the implementation of which is subject to a number of constraints, may not produce the intended results.

Issuer risk. The market price of a security can go up or down more than the market as a whole and can perform differently from the value of the market as a whole, due to factors specifically relating to the security’s issuer, such as disappointing earnings reports by the issuer, unsuccessful products or services, loss of major customers, changes in management, corporate actions, negative perception in the marketplace, major litigation against the issuer or changes in government regulations affecting the issuer or the competitive environment. The fund may experience a substantial or complete loss on an individual security.

Large capitalization company risk. Large capitalization companies may fall out of favor with investors based on market and economic conditions. In addition, larger companies may not be able to attain the high growth rates of successful smaller companies and may be less capable of responding quickly to competitive challenges and industry changes. As a result, the fund’s value may not rise as much as, or may fall more than, the value of funds that focus on companies with smaller market capitalizations.

Leverage risk. The value of your investment may be more volatile if the fund borrows or uses instruments, such as derivatives, that have a leveraging effect on the fund’s portfolio. Other risks described in the Prospectus also will be compounded because leverage generally magnifies the effect of a change in the value of an asset and creates a risk of loss of value on a larger pool of assets than the fund would otherwise have had. The fund may also have to sell assets at inopportune times to satisfy its obligations. The use of leverage is considered to be a speculative investment practice and may result in the loss of a substantial amount, and possibly all, of the fund’s assets. In addition, the fund’s portfolio will be leveraged if it exercises its right to delay payment on a redemption, and losses will result if the value of the fund’s assets declines between the time a redemption request is deemed to be received by the fund and the time the fund liquidates assets to meet redemption requests.

Liquidity risk. Liquidity risk exists when particular investments are impossible or difficult to sell. Although most of the fund’s investments must be liquid at the time of investment, investments may become illiquid after purchase by the fund, particularly during periods of market turmoil. Markets may become illiquid when, for instance, there are few, if any, interested buyers or sellers or when dealers are unwilling or unable to make a market for certain securities. As a general matter, dealers recently have been less willing to make markets for fixed income securities. When the fund holds illiquid investments, the portfolio may be harder to value, especially in changing markets, and if the fund is forced to sell these investments to meet redemption requests or for other cash needs, the fund may suffer a loss. The fund may experience heavy redemptions that could cause the fund to liquidate its assets at inopportune times or at a loss or depressed value, which could cause the value of your investment to decline. In addition, when there is illiquidity in the market for certain investments, the fund, due to limitations on illiquid investments, may be unable to achieve its desired level of exposure to a certain sector.

Market events risk. In the past decade financial markets throughout the world have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. Governmental and non-governmental issuers have defaulted on, or been forced to restructure, their debts. These conditions may continue, recur, worsen or spread. Events that have contributed to these market conditions include, but are not limited to, major cybersecurity events; geopolitical events (including wars and terror attacks); measures to address budget deficits; downgrading of sovereign debt; changes in oil and commodity prices; dramatic changes in currency exchange rates; and public sentiment.

U.S. and non-U.S. governments and central banks have provided significant support to financial markets, including by keeping interest rates at historically low levels. The U.S. Federal Reserve is reducing its market support activities and has begun raising interest rates. Certain non-U.S. governments and central banks have implemented or may implement so-called negative rates (e.g., charging depositors who keep their cash at a bank) to spur economic growth. Further Federal Reserve or other U.S. or non-U.S. governmental or central bank actions, including interest rate

Legg Mason Emerging Markets Low Volatility High Dividend ETF	17

increases or contrary actions by different governments, could negatively affect financial markets generally, increase market volatility and reduce the value and liquidity of securities in which the fund invests.

Policy and legislative changes in the United States and in other countries and other events affecting global markets, such as the United Kingdom’s expected exit from the European Union (or Brexit), are affecting many aspects of financial regulation and may in some instances contribute to decreased liquidity and increased volatility in the financial markets. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time.

Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, terrorism, natural disasters and other circumstances in one country or region could have profound impacts on global economies or markets. As a result, whether or not the fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the fund’s investments may be negatively affected.

Market sector risk. The fund may be significantly overweight or underweight in certain companies, industries or market sectors, which (when overweight) may cause the fund’s performance to be more sensitive to developments affecting those companies, industries or market sectors.

Market trading risk.

Absence of active market. Although shares of the fund are listed for trading on one or more stock exchanges, there can be no assurance that an active trading market for such shares will develop or be maintained by market makers or Authorized Participants. Authorized Participants are not obligated to execute purchase or redemption orders for Creation Units. In periods of market volatility, market makers and/or Authorized Participants may be less willing to transact in fund shares. The absence of an active market for the fund’s shares may contribute to the fund’s shares trading at a premium or discount to NAV.

Risk of secondary listings. The fund’s shares may be listed or traded on U.S. and non-U.S. stock exchanges other than the U.S. stock exchange where the fund’s primary listing is maintained, and may otherwise be made available to non-U.S. investors through funds or structured investment vehicles similar to depositary receipts. There can be no assurance that the fund’s shares will continue to trade on any such stock exchange or in any market or that the fund’s shares will continue to meet the requirements for listing or trading on any exchange or in any market. The fund’s shares may be less actively traded in certain markets than in others, and investors are subject to the execution and settlement risks and market standards of the market where they or their broker direct their trades for execution. Certain information available to investors who trade fund shares on a U.S. stock exchange during regular U.S. market hours may not be available to investors who trade in other markets, which may result in secondary market prices in such markets being less efficient.

Secondary market trading risk. Shares of the fund may trade in the secondary market at times when the fund does not accept orders to purchase or redeem shares. At such times, shares may trade in the secondary market with more significant premiums or discounts than might be experienced at times when the fund accepts purchase and redemption orders.

Secondary market trading in fund shares may be halted by a stock exchange because of market conditions or for other reasons. In addition, trading in fund shares on a stock exchange or in any market may be subject to trading halts caused by extraordinary market volatility pursuant to “circuit breaker” rules on the stock exchange or market.

Shares of the fund, similar to shares of other issuers listed on a stock exchange, may be sold short and are therefore subject to the risk of increased volatility and price decreases associated with being sold short.

Shares of the fund may trade at prices other than NAV. Shares of the fund trade on stock exchanges at prices at, above or below the fund’s most recent net asset value. The net asset value of the fund is calculated at the end of each business day and fluctuates with changes in the market value of the fund’s holdings. The trading price of the fund’s shares fluctuates continuously throughout trading hours based on both market supply of and demand for fund shares and the underlying value of the fund’s portfolio holdings or net asset value. As a result, the trading prices of the fund’s shares may deviate significantly from net asset value during periods of market volatility, including during periods of high redemption requests or other unusual market conditions. ANY OF THESE FACTORS, AMONG OTHERS, MAY LEAD TO THE FUND’S SHARES TRADING AT A PREMIUM OR DISCOUNT TO NET ASSET VALUE. However, because shares can be created and redeemed in Creation Units at net asset value, the subadviser believes that large discounts or premiums to the net asset value of the fund are not likely to be sustained over the long term (unlike shares of many closed-end funds, which frequently trade at appreciable discounts from, and sometimes at premiums to, their net asset values). While the creation/redemption feature is designed to make it more likely that the fund’s shares normally will trade on stock exchanges at prices close to the fund’s next calculated net asset value, exchange prices are not expected to correlate exactly with the fund’s net asset value due to timing reasons, supply and demand imbalances and other factors. In addition, disruptions to creations and redemptions, including disruptions at market makers, Authorized Participants, or market participants, or during periods of significant market volatility, may result in trading prices for shares of the fund that differ significantly from its net asset value. Authorized Participants may be less willing to create or redeem fund shares if there is a lack of an active market for such shares or its underlying investments, which may contribute to the fund’s shares trading at a discount to net asset value.

Costs of buying or selling fund shares. Buying or selling fund shares on an exchange involves two types of costs that apply to all securities transactions. When buying or selling shares of the fund through a broker, you will likely incur a brokerage commission and other charges. In addition, you may incur the cost of the “spread”; that is, the difference between what investors are willing to pay for fund shares (the “bid” price) and the price at which they are willing to sell fund shares (the “ask” price). There may also be regulatory and other charges that are incurred as a result of

18	Legg Mason Emerging Markets Low Volatility High Dividend ETF

trading activity. The spread varies over time for shares of the fund based on trading volume and market liquidity, and is generally narrower if the fund has more trading volume and market liquidity and wider if the fund has less trading volume and market liquidity. In addition, increased market volatility may cause increased spreads. Because of the costs inherent in buying or selling fund shares, frequent trading may detract significantly from investment results and an investment in fund shares may not be advisable for investors who anticipate regularly trading in fund shares.

Materials sector risk. Companies in the materials sector may be adversely affected by commodity price volatility, exchange rates, import controls, increased competition, depletion of resources, technical advances, labor relations, over-production, litigation and government regulations, among other factors. Companies in the materials sector are also at risk of liability for environmental damage and product liability claims. Production of materials may exceed demand as a result of market imbalances or economic downturns, leading to poor investment returns.

National closed market trading risk. Where the underlying securities held by the fund trade on foreign exchanges that are closed when the securities exchange on which the fund’s shares trade is open, there are likely to be deviations between the current price of such an underlying security and the last quoted price for the underlying security (i.e., the fund’s quote from the closed foreign market), resulting in premiums or discounts to the fund’s net asset value that may be greater than those experienced by other ETFs.

Operational risk. Your ability to transact with the fund or the valuation of your investment may be negatively impacted because of the operational risks arising from factors such as processing errors and human errors, inadequate or failed internal or external processes, failures in systems and technology, changes in personnel, and errors caused by third party service providers or trading counterparties. It is not possible to identify all of the operational risks that may affect the fund or to develop processes and controls that completely eliminate or mitigate the occurrence of such failures. The fund and its shareholders could be negatively impacted as a result.

Passive investment risk. The fund uses an indexing strategy and invests in securities included in or representative of its Underlying Index regardless of their investment merit. The fund is not actively managed and does not attempt to use defensive strategies or reduce the effects of any long-term periods of poor stock performance. The fund’s expenses, changes in securities markets, changes in the composition of the Underlying Index, the performance of the fund’s derivative positions (if any) and the timing of purchases and redemptions of fund shares may affect the correlation between fund and Underlying Index performance. The fund may not perform as well as other investments if, among other things, the Underlying Index declines or performs poorly relative to other related indexes or individual securities or the securities issued by companies that comprise the Underlying Index fall out of favor with investors. Market disruptions and regulatory restrictions could have an adverse effect on the fund’s ability to adjust its exposure to the required levels in order to track the Underlying Index. The Underlying Index is relatively new and has limited performance history.

REITs risk. Investments in REITs expose the fund to risks similar to investing directly in real estate. The value of these underlying investments may be affected by changes in the value of the underlying real estate, the quality of the property management, the creditworthiness of the issuer of the investments, and changes in property taxes, interest rates and the real estate regulatory environment. Investments in REITs are also affected by general economic conditions. REITs are also subject to heavy cash flow dependency, defaults by borrowers and self-liquidation. REITs usually charge management fees, which may result in layering the fees paid by the fund. REITs may be leveraged, which increases risk. In addition, REITs could possibly fail to (i) qualify for favorable tax treatment under applicable tax law, or (ii) maintain their exemptions from registration under the Investment Company Act of 1940, as amended. The above factors may also adversely affect a borrower’s or a lessee’s ability to meet its obligations to the REIT. In the event of a default by a borrower or lessee, the REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments.

Risks of Investments in China A-shares through the Stock Connect Program. The fund may invest in China A-shares of certain Chinese companies through the Shanghai-Hong Kong Stock Connect and/or the Shenzhen-Hong Kong Stock Connect program (“Connect Program”). Trading through the Connect Program is subject to a number of restrictions that may affect the fund’s investments and returns. For example, the Connect Program is subject to quota limitations and an investor cannot purchase and sell the same security on the same trading day, which may restrict the fund’s ability to invest in China A-shares through the Connect Program and to enter into or exit trades on a timely basis. Investments made through the Connect Program are subject to trading, clearance and settlement procedures that are relatively new and the actual effect on the market for trading China A-shares with the introduction of large numbers of foreign investors is unknown. In the event that the relevant systems fail to function properly, trading in China A-Shares through the Connect Program could be disrupted. In addition, there may be circumstances in which trading in China A-shares is not operationally feasible for the Underlying Index’s service providers, and the Underlying Index may not be able to include China A-shares. In such cases, the fund’s Underlying Index will not include China A-shares, and the fund’s performance could be adversely affected.

Small and medium capitalization company risk. The fund will be exposed to additional risks as a result of its investments in the securities of small and medium capitalization companies. Small and medium capitalization companies may fall out of favor with investors; may have limited product lines, operating histories, markets or financial resources; or may be dependent upon a limited management group. The prices of securities of small and medium capitalization companies generally are more volatile than those of large capitalization companies and are more likely to be adversely affected than large capitalization companies by changes in earnings results and investor expectations or poor economic or market conditions, including those experienced during a recession. Securities of small and medium capitalization companies may underperform large capitalization companies, may be harder to sell at times and at prices the portfolio managers believe appropriate and may have greater potential for losses.

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Small fund risk. When the fund’s size is small, the fund may experience low trading volume and wide bid/ask spreads. In addition, the fund may face the risk of being delisted if the fund does not meet certain conditions of the listing exchange. If the fund were to be required to delist from the listing exchange, the value of the fund may rapidly decline. In addition, any resulting liquidation of the fund could cause the fund to incur elevated transaction costs for the fund and negative tax consequences for its shareholders.

Stock market and equity securities risk. The stock markets are volatile and the market prices of the fund’s equity securities may decline generally. Equity securities may have greater price volatility than other asset classes, such as fixed income securities, and may fluctuate in price based on actual or perceived changes in a company’s financial condition and overall market and economic conditions and perceptions. If the market prices of the equity securities owned by the fund fall, the value of your investment in the fund will decline.

Tracking error risk. Tracking error is the divergence of the fund’s performance from that of its Underlying Index. The fund’s portfolio composition and performance may not match, and may vary substantially from, that of the Underlying Index for any period of time, in part because there may be a delay in the fund’s implementation of any changes to the composition of the Underlying Index. Tracking error may also occur because of pricing differences, transaction costs, differences in accrual of distributions, tax gains or losses, or the need to meet new or existing regulatory requirements. Unlike the fund, the returns of an Underlying Index are not reduced by investment and other operating expenses, including the trading costs associated with implementing changes to its portfolio of investments. Tracking error risk may be heightened during times of market volatility or other unusual market conditions. Because the Underlying Index is not subject to the tax diversification requirements to which the fund must adhere, the fund may be required to deviate its investments from the securities and relative weightings of the Underlying Index. For tax efficiency purposes, the fund may sell certain securities to realize losses, which will result in a deviation from the Underlying Index.

Trading issues risk. Trading in shares of the fund on CBOE BZX may be halted due to market conditions or for reasons that, in the view of CBOE BZX, make trading in shares inadvisable. In addition, trading in shares on CBOE BZX is subject to trading halts caused by extraordinary market volatility pursuant to CBOE BZX’s “circuit breaker” rules. There can be no assurance that the requirements of CBOE BZX necessary to maintain the listing of the fund will continue to be met or will remain unchanged.

Valuation risk. Many factors may influence the price at which the fund could sell any particular portfolio investment. The sales price may well differ—higher or lower—from the fund’s last valuation, and such differences could be significant, particularly for illiquid securities and securities that trade in relatively thin markets and/or markets that experience extreme volatility. If market conditions make it difficult to value some investments, the fund may value these investments using more subjective methods, such as fair value methodologies. Valuation methodologies may be further impacted by technological issues and/or errors by pricing vendors or their personnel. Authorized Participants who purchase or redeem fund shares on days when the fund is holding fair-valued securities may receive fewer or more shares, or lower or higher redemption proceeds, than they would have received if the fund had not fair-valued securities or had used a different valuation methodology. The value of foreign securities, certain fixed income securities and currencies, as applicable, may be materially affected by events after the close of the markets in which they are traded, but before the fund determines its net asset value. The fund’s ability to value its investments may be impacted by technological issues and/or errors by pricing services or other third party service providers.

Volatility risk. The value of the securities or other assets in the fund’s portfolio may fluctuate, sometimes rapidly and unpredictably. The value of a security or other asset may fluctuate due to factors affecting markets generally or particular industries. The value of a security may also be more volatile than the market as a whole. This volatility may affect the fund’s net asset value. Although the Underlying Index’s models were created to invest in stocks that exhibit low volatility characteristics, there is no guarantee that these models and strategies will be successful. Securities or other assets in the fund’s portfolio may be subject to price volatility and the prices may not be any less volatile than the market as a whole and could be more volatile. Events or financial circumstances affecting individual securities or sectors may increase the volatility of the fund.

Please note that there are other factors that could adversely affect your investment and that could prevent the fund from achieving its investment objective. More information about risks appears in the SAI. Before investing, you should carefully consider the risks that you will assume.

Portfolio holdings

On each business day, the fund will disclose on www.leggmason.com/etfproducts (click on the name of the fund) the identities and quantities of the fund’s portfolio holdings and other assets held by the fund that will form the basis for the fund’s calculation of its net asset value per share at the end of the business day. A description of the fund’s policies and procedures with respect to the disclosure of its portfolio holdings is available in the SAI.

Tax advantaged product structure

Unlike many conventional mutual funds which are only bought and sold at closing NAVs, the shares of the fund have been designed to be created and redeemed principally in-kind (although under some circumstances its shares are created and redeemed partially for cash) in Creation Units at each day’s market close. These in-kind arrangements are designed to mitigate adverse effects on the fund’s portfolio that could arise from frequent cash purchase and redemption transactions that affect the NAV of the fund. Moreover, in contrast to conventional mutual funds, where frequent redemptions can have an adverse tax impact on taxable shareholders because of the need to sell portfolio securities—which, in turn, may generate taxable gain—the in-kind redemption mechanism of the fund, to the extent used, generally is not expected to lead to a tax event for shareholders whose shares are not being redeemed or sold.

20	Legg Mason Emerging Markets Low Volatility High Dividend ETF

More on fund management

Legg Mason Partners Fund Advisor, LLC (“LMPFA” or the “manager”) is the fund’s investment manager. LMPFA, with offices at 620 Eighth Avenue, New York, New York 10018, also serves as the investment manager of other Legg Mason-sponsored funds. LMPFA provides administrative and certain oversight services to the fund. As of December 31, 2018, LMPFA’s total assets under management were approximately $184.8 billion.

QS Investors, LLC (“QS Investors” or the “subadviser”) provides the day-to-day portfolio management of the fund, except for the management of a certain portion of the fund’s cash and short-term instruments that is allocated to Western Asset Management Company, LLC (formerly known as Western Asset Management Company) (“Western Asset”). QS Investors has offices at 880 Third Avenue, 7th Floor, New York, New York 10022. QS Investors provides asset management services primarily for institutional accounts, such as corporate pension and profit sharing plans; endowments and foundations; investment companies (including mutual funds); and state, municipal and foreign governmental entities. As of December 31, 2018, QS Investors had assets under management of $17.9 billion.

Western Asset manages the portion of the fund’s cash and short-term instruments allocated to it. Western Asset, established in 1971, has offices at 385 East Colorado Boulevard, Pasadena, California 91101 and 620 Eighth Avenue, New York, New York 10018. Western Asset acts as investment adviser to institutional accounts, such as corporate pension plans, mutual funds and endowment funds. As of December 31, 2018, the total assets under management of Western Asset and its supervised affiliates were approximately $424.5 billion.

LMPFA, QS Investors and Western Asset are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”). Legg Mason, whose principal executive offices are at 100 International Drive, Baltimore, Maryland 21202, is a global asset management company. As of December 31, 2018, Legg Mason’s asset management operations had aggregate assets under management of approximately $727.2 billion.

Portfolio managers

Russell Shtern, CFA, and Michael LaBella, CFA, have served as the fund’s portfolio managers since 2016.

Mr. Shtern is Head of Global Equity Portfolio Management at QS Investors. He was formerly portfolio manager for Diversification Based Investing Equity and Tax Managed Equity for Deutsche Asset Management’s Quantitative Strategies Group, from 2003 to 2010. Prior to this he spent three years at Deutsche Bank Securities supporting equity derivatives and global program trading desks. He has a B.B.A. from Pace University.

Mr. LaBella is Head of Global Equity Strategy at QS Investors. He LaBella was at Deutsche Bank from 2005 to 2010, where he served as a portfolio manager for the Quantitative Strategies Group and as an institutional sales trader in the Corporate and Investment Bank. He has a B.S. in Financial Economics from Binghamton University.

The SAI provides information about the compensation of the portfolio managers, other accounts managed by the portfolio managers and any fund shares held by the portfolio managers.

Management fee

Pursuant to the management agreement and subject to the general supervision of the Board, LMPFA provides or causes to be furnished all investment management, supervisory, administrative and other services reasonably necessary for the operation of the fund, including certain distribution services (provided pursuant to a separate distribution agreement) and investment advisory services (provided pursuant to separate subadvisory agreements) under a unitary fee structure. The fund is responsible for paying interest expenses, taxes, brokerage expenses, future 12b-1 fees (if any), acquired fund fees and expenses, extraordinary expenses and the management fee payable to LMPFA under the management agreement.

The fund pays management fees as follows:

Name of Fund	Management Fee
Legg Mason Emerging Markets Low Volatility High Dividend ETF	0.50% of average daily net assets

For the fiscal year ended October 31, 2018, the fund paid LMPFA an effective management fee of 0.50% of the fund’s average daily net assets for management services.

A discussion regarding the basis for the Board’s approval of the fund’s management agreement and subadvisory agreements is available in the fund’s Semi-Annual Report for the period ended April 30, 2018.

Additional information

The fund enters into contractual arrangements with various parties, including, among others, the fund’s investment manager and the subadvisers, who provide services to the fund. Shareholders are not parties to, or intended (or “third-party”) beneficiaries of, those contractual arrangements.

This Prospectus and the SAI provide information concerning the fund that you should consider in determining whether to purchase shares of the fund. The fund may make changes to this information from time to time. Neither this Prospectus nor the SAI is intended to give rise to any contract rights or other rights in any shareholder, other than rights conferred by federal or state securities laws.

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Distribution

Legg Mason Investor Services, LLC (“LMIS”), 100 International Drive, Baltimore, Maryland 21202, serves as the distributor of Creation Units for the fund on an agency basis. LMIS does not maintain a secondary market in the fund’s shares. LMIS has no role in determining the fund’s policies or the securities that are purchased or sold by the fund.

The Board has adopted a distribution and service plan (“Plan”) pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended. Under the Plan, the fund is authorized to pay distribution fees in connection with the sale and distribution of its shares and pay service fees in connection with the provision of ongoing services to shareholders of the fund and the maintenance of shareholder accounts in an amount up to 0.25% of its average daily net assets each year. No Rule 12b-1 fees are currently paid by the fund, and there are no current plans to impose these fees.

Additional payments

Legg Mason or its affiliates make payments to broker-dealers, registered investment advisers, banks or other intermediaries (together, “intermediaries”) related to marketing activities and presentations, educational training programs, conferences, the development of technology platforms and reporting systems, or their making shares of the fund available to their customers generally and in certain investment programs. Such payments, which may be significant to the intermediary, are not made by the fund. Rather, such payments are made by Legg Mason or its affiliates from their own resources, which come directly or indirectly in part from fees paid by the fund. A financial intermediary may make decisions about which investment options it recommends or makes available, or the level of services provided, to its customers based on the payments it is eligible to receive. Therefore, such payments to an intermediary create conflicts of interest between the intermediary and its customers and may cause the intermediary to recommend the fund over another investment. More information regarding these payments is contained in the fund’s SAI. Please contact your salesperson or other investment professional for more information regarding any such payments his or her firm may receive from Legg Mason or its affiliates.

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Shareholder information

Additional shareholder information, including how to buy and sell shares of the fund, is available free of charge by calling toll-free: 1-877-721-1926 or visiting our website at www.leggmason.com/etfliterature.

Purchasing and selling shares

Shares of the fund may be acquired or redeemed directly from the fund only in Creation Units or multiples thereof, as discussed in the “Creations and redemptions” section of this Prospectus. Only an Authorized Participant (as defined in the “Creations and redemptions” section) may engage in creation or redemption transactions directly with the fund. Once created, shares of the fund generally trade in the secondary market in amounts less than a Creation Unit.

Shares of the fund are listed for trading on the secondary market on CBOE BZX. Shares can be bought and sold throughout the trading day like other publicly traded shares. There is no minimum investment. Although shares are generally purchased and sold in “round lots” of 100 shares, brokerage firms typically permit investors to purchase or sell shares in smaller “odd lots” at no per-share price differential. The fund’s shares trade on CBOE BZX as follows:

Name of Fund	Ticker Symbol

Legg Mason Emerging Markets Low Volatility High Dividend ETF	LVHE

Share prices are reported in dollars and cents per share

Buying or selling fund shares on an exchange or other secondary market involves two types of costs that may apply to all securities transactions. When buying or selling shares of the fund through a broker, you may incur a brokerage commission and other charges. The commission is frequently a fixed amount and may be a significant proportional cost for investors seeking to buy or sell small amounts of shares. In addition, you may incur the cost of the “spread,” that is, any difference between the bid price and the ask price. The spread varies over time for shares of the fund based on the fund’s trading volume and market liquidity, and is generally lower if the fund has high trading volume and market liquidity, and higher if the fund has little trading volume and market liquidity (which is often the case for funds that are newly launched or small in size). The fund’s spread may also be impacted by the liquidity of the underlying securities held by the fund, particularly for newly launched or smaller funds or in instances of significant volatility of the underlying securities.

Authorized Participants may acquire shares directly from the fund and may tender their shares for redemption directly to the fund, at net asset value per share only in Creation Units.

The fund’s primary listing exchange is CBOE BZX. CBOE BZX is open for trading Monday through Friday and is closed on weekends and the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Section 12(d)(1) of the 1940 Act restricts investments by investment companies in the securities of other investment companies. Registered investment companies are permitted to invest in the fund beyond the limits set forth in Section 12(d)(1), subject to certain terms and conditions set forth in SEC rules or in an SEC exemptive order issued to the fund. In order for a registered investment company to invest in shares of the fund beyond the limitations of Section 12(d)(1) pursuant to the exemptive relief obtained by the fund, the registered investment company (outside the Legg Mason fund family) must enter into an agreement with the fund.

Frequent purchases and redemptions of fund shares

The Board has evaluated the risks of frequent purchases and redemptions of fund shares (“market timing”) activities by the fund’s shareholders. The Board noted that the fund’s shares can only be purchased and redeemed directly from the fund in Creation Units by Authorized Participants and that the vast majority of trading in the fund’s shares occurs on the secondary market. Because the secondary market trades do not involve the fund directly, it is unlikely those trades would cause many of the harmful effects of market timing, including dilution, disruption of portfolio management, increases in the fund’s trading costs and the realization of capital gains.

With respect to trades directly with the fund, to the extent effected in-kind, those trades do not cause any of the harmful effects (as previously noted) that may result from frequent cash trades. To the extent that the fund permits or requires trades to be effected in whole or in part in cash, the Board noted that those trades could result in dilution to the fund and increased transaction costs, which could negatively impact the fund’s ability to achieve its investment objective. However, the Board noted that direct trading by Authorized Participants is critical to ensuring that the fund’s shares trade at or close to net asset value. The fund also employs fair valuation pricing to minimize potential dilution from market timing. The fund imposes transaction fees on in-kind purchases and redemptions of fund shares to cover the custodial and other costs incurred by the fund in effecting in-kind trades. These fees may increase if an investor substitutes cash in part or in whole for securities, reflecting the fact that the fund’s trading costs increase in those circumstances. Given this structure, the Board determined that it is not necessary to apply policies and procedures to the fund to detect and deter market timing.

Legg Mason Emerging Markets Low Volatility High Dividend ETF	23

Book entry

Shares are held in book-entry form, which means that no stock certificates are issued. The Depository Trust Company (“DTC”) or its nominee is the record owner of all outstanding shares of the fund and is recognized as the owner of all shares for all purposes.

Investors owning shares are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for all shares. Participants in DTC include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of shares, you are not entitled to receive physical delivery of stock certificates or to have shares registered in your name, and you are not considered a registered owner of shares. Therefore, to exercise any right as an owner of shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other stocks that you hold in book entry or “street name” form.

Fund share trading prices

The trading prices of the fund’s shares in the secondary market generally differ from the fund’s daily net asset value and are affected by market forces such as the supply of and demand for ETF shares and underlying securities held by the fund, economic conditions and other factors. Information regarding the intraday value of shares of the fund, also known as the “intra-day indicative value” (“IIV”), is disseminated every 15 seconds throughout each trading day by the national securities exchange on which the fund’s shares are listed or by market data vendors or other information providers. The IIV is based on the current market value of the securities and/or cash required to be deposited in exchange for a Creation Unit but does not include a reduction for the fees, operating expenses or transaction costs incurred by the fund. The IIV does not necessarily reflect the precise composition of the current portfolio of securities held by the fund at a particular point in time or the best possible valuation of the current portfolio. Therefore, the IIV should not be viewed as a “real-time” update of the fund’s net asset value, which is computed only once a day. The IIV is generally determined by using both current market quotations and/or price quotations obtained from broker-dealers and other market intermediaries that may trade in the portfolio securities held by the fund. The quotations of certain fund holdings may not be updated during U.S. trading hours if such holdings do not trade in the United States and thus may not reflect the current fair value of those securities. The fund is not involved in, or responsible for, the calculation or dissemination of the IIV nor makes any representation or warranty as to its accuracy.

Calculation of net asset value

The fund’s net asset value per share is the value of its assets minus its liabilities divided by the number of shares outstanding.

The fund calculates its net asset value every day the New York Stock Exchange (the “NYSE”) is open. The fund generally values its securities and other assets and calculates its net asset value as of the scheduled close of regular trading on the NYSE, normally at 4:00 p.m. (Eastern time). If the NYSE closes at a time other than the scheduled closing time, the fund will calculate its net asset value as of the scheduled closing time. The NYSE is closed on certain holidays listed in the SAI.

Valuation of the fund’s securities and other assets is performed in accordance with procedures approved by the Board. These procedures delegate most valuation functions to the manager, which generally uses independent third party pricing services approved by the Board. Under the procedures, assets are valued as follows:

•

Equity securities and certain derivative instruments that are traded on an exchange are valued at the closing price (which may be reported at a different time than the time at which the fund’s NAV is calculated) or, if that price is unavailable or deemed by the manager not representative of market value, the last sale price. Where a security is traded on more than one exchange (as is often the case overseas), the security is generally valued at the price on the exchange considered by the manager to be the primary exchange. In the case of securities not traded on an exchange, or if exchange prices are not otherwise available, the prices are typically determined by independent third party pricing services that use a variety of techniques and methodologies.

•

The valuations for fixed income securities and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of fair valuation techniques and methodologies.

•

The valuations of securities traded on foreign markets and certain fixed income securities will generally be based on prices determined as of the earlier closing time of the markets on which they primarily trade, unless a significant event has occurred. When the fund holds securities or other assets that are denominated in a foreign currency, the fund will use the currency exchange rates, generally determined as of 4:00 p.m. (London time). Foreign markets are open for trading on weekends and other days when the fund does not price its shares. Therefore, the value of the fund’s shares may change on days when you will not be able to purchase or sell the fund’s shares.

•

Investments in ETFs and closed-end funds listed on an exchange are valued at the closing sale or official closing price on that exchange. Investments in open-end funds other than ETFs are valued at the NAV per share of the class of the underlying fund held by the fund as determined on each business day.

•

If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers. When such prices or quotations are not available, or when the manager believes that they are unreliable, the manager may price securities using fair value procedures approved by the Board. These procedures permit, among other things, the use of a formula or other method that takes into consideration market indices, yield curves and other specific adjustments to determine fair value. Fair value of a security is the amount, as determined by the manager in good faith, that the fund might reasonably expect to receive upon a current sale of the security. The fund may also

24	Legg Mason Emerging Markets Low Volatility High Dividend ETF

use fair value procedures if the manager determines that a significant event has occurred between the time at which a market price is determined and the time at which the fund’s net asset value is calculated.

Many factors may influence the price at which the fund could sell any particular portfolio investment. The sales price may well differ—higher or lower—from the fund’s last valuation, and such differences could be significant, particularly for securities that trade in relatively thin markets and/or markets that experience extreme volatility. Moreover, valuing securities using fair value methodologies involves greater reliance on judgment than valuing securities based on market quotations. A fund that uses fair value methodologies may value those securities higher or lower than another fund using market quotations or its own fair value methodologies to price the same securities. There can be no assurance that a fund could obtain the value assigned to a security if it were to sell the security at approximately the time at which the fund determines its net asset value.

Legg Mason Emerging Markets Low Volatility High Dividend ETF	25

Dividends, other distributions and taxes

Dividends and other distributions

The fund generally distributes long-term capital gain, if any, once a year, typically in December and at such other times as are necessary.

The fund generally pays dividends, if any, as follows:

Fund	Income dividend distributions
Legg Mason Emerging Markets Low Volatility High Dividend ETF	Quarterly

The fund may pay additional distributions and dividends in order to avoid a federal tax.

Dividends and other distributions on shares of the fund are distributed on a pro rata basis to beneficial owners of such shares. Dividend payments are made through DTC participants and indirect participants to beneficial owners then of record with proceeds received from the fund.

The Board reserves the right to revise the dividend policy or postpone the payment of dividends if warranted in the Board’s judgment due to unusual circumstances.

Reinvestment of distributions

Distributions are paid by the fund in cash. No dividend reinvestment service is provided by the fund. Broker-dealers may make available the DTC book-entry Dividend Reinvestment Service for use by beneficial owners of the fund for reinvestment of their dividend distributions. Beneficial owners should contact their broker to determine the availability and costs of the service and the details of participation therein. Brokers may require beneficial owners to adhere to specific procedures and timetables. If this service is available and used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole shares of the fund purchased in the secondary market.

Taxes

The following discussion is very general, applies only to shareholders who are U.S. persons, and does not address shareholders subject to special rules, such as those who hold fund shares through an IRA, 401(k) plan or other tax-advantaged account. Except as specifically noted, the discussion is limited to federal income tax matters, and does not address state, local, foreign or non-income taxes. Further information regarding taxes, including certain federal income tax considerations relevant to non-U.S. persons, is included in the SAI. Because each shareholder’s circumstances are different and special tax rules may apply, you should consult your tax adviser about federal, state, local and/or foreign tax considerations that may be relevant to your particular situation.

Taxes on distributions

In general, dividends and distributions are all taxable events. Distributions of investment income that the fund reports as “qualified dividend income” may be eligible to be taxed to noncorporate shareholders at the reduced rates applicable to long-term capital gain if certain requirements are satisfied. Distributions of net capital gain reported by the fund as capital gain dividends are taxable to you as long-term capital gain regardless of how long you have owned your shares. Noncorporate shareholders ordinarily pay tax at reduced rates on long-term capital gain. Substitute payments received on fund shares that are lent out will be ineligible for being reported as qualified dividend income and for other potentially beneficial tax treatment.

You may want to avoid buying shares when the fund is about to declare a dividend or capital gain distribution because it will be taxable to you even though it may economically represent a return of a portion of your investment.

A Medicare contribution tax is imposed at the rate of 3.8% on the net investment income of U.S. individuals with income exceeding specified thresholds, and on undistributed net investment income of certain estates and trusts. Net investment income generally includes for this purpose dividends and capital gain distributions paid by the fund and gain on the redemption or exchange of fund shares.

A dividend declared by the fund in October, November or December and paid during January of the following year will, in certain circumstances, be treated as paid in December for tax purposes.

Interest received by the fund with respect to non-U.S. securities may give rise to withholding and other taxes imposed by non-U.S. countries. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes. If more than 50% of the total assets of the fund at the close of a year consists of securities of non-U.S. corporations, the fund may “pass through” to you certain non-U.S. income taxes (including withholding taxes) paid by the fund. This means that you would be considered to have received as an additional dividend your share of such non-U.S. taxes, but you may be entitled to either a corresponding tax deduction in calculating your U.S. federal taxable income, or, subject to certain limitations, a credit in calculating your U.S. federal income tax.

If you are neither a resident nor a citizen of the United States or if you are a non-U.S. entity, the fund’s ordinary income dividends (which include distributions of net short-term capital gains) will generally be subject to a 30% U.S. federal withholding tax, unless a lower treaty rate applies.

26	Legg Mason Emerging Markets Low Volatility High Dividend ETF

A 30% withholding tax is currently imposed on U.S.-source dividends, interest and other income items and will be imposed on proceeds from the sale of property producing U.S.-source dividends and interest paid after December 31, 2018, to (i) foreign financial institutions, including non-U.S. investment funds, unless they agree to collect and disclose to the U.S. Internal Revenue Service (“IRS”) information regarding their direct and indirect U.S. account holders and (ii) certain other foreign entities, unless they certify certain information regarding their direct and indirect U.S. owners. To avoid withholding, foreign financial institutions will need to (i) enter into agreements with the IRS that state that they will provide the IRS information, including the names, addresses and taxpayer identification numbers of direct and indirect U.S. account holders; comply with due diligence procedures with respect to the identification of U.S. accounts; report to the IRS certain information with respect to U.S. accounts maintained, agree to withhold tax on certain payments made to non-compliant foreign financial institutions or to account holders who fail to provide the required information; and determine certain other information concerning their account holders, or (ii) in the event that an applicable intergovernmental agreement and implementing legislation are adopted, provide local revenue authorities with similar account holder information. Other foreign entities may need to report the name, address, and taxpayer identification number of each substantial U.S. owner or provide certifications of no substantial U.S. ownership, unless certain exceptions apply.

If you are a resident or a citizen of the United States, by law, back-up withholding will apply to your distributions and proceeds if you have not provided a taxpayer identification number or social security number and made other required certifications.

Taxes when shares are sold

Capital gain or loss realized upon a sale of fund shares is generally treated as a long-term gain or loss if the shares have been held for more than one year. Any capital gain or loss realized upon a sale of fund shares held for one year or less is generally treated as short-term gain or loss, except that any capital loss on the sale of shares held for six months or less is treated as long-term capital loss to the extent that capital gain dividends were paid with respect to such shares. Any such capital gains, including from sales of fund shares or from capital gain dividends, are included in “net investment income” for purposes of the 3.8% U.S. federal Medicare contribution tax mentioned above.

Legg Mason Emerging Markets Low Volatility High Dividend ETF	27

Creations and redemptions

Prior to trading in the secondary market, shares of the fund are “created” at NAV by market makers, large investors and institutions only in block-size Creation Units or multiples thereof. The following table sets forth the number of shares of the fund that constitute a Creation Unit:

Fund	Creation unit size
Legg Mason Emerging Markets Low Volatility High Dividend ETF	120,000

Each “creator” or “Authorized Participant” enters into an authorized participant agreement with LMIS, the fund’s distributor. Only an Authorized Participant may create or redeem Creation Units directly with the fund.

A creation transaction, which is subject to acceptance by LMIS, generally takes place when an Authorized Participant deposits into the fund a designated portfolio of securities (including any portion of such securities for which cash may be substituted) and a specified amount of cash approximating the holdings of the fund in exchange for a specified number of Creation Units (a “Creation Basket”). Except in limited circumstances, the composition of such portfolio will correspond pro rata to the positions in the fund’s portfolio.

Similarly, shares can be redeemed only in Creation Units, generally for a designated portfolio of securities (including any portion of such securities for which cash may be substituted) held by the fund (“Fund Securities”) and a specified amount of cash. Except in limited circumstances, the composition of such portfolio will correspond pro rata to the positions in the fund’s portfolio. Except when aggregated in Creation Units, shares are not redeemable by the fund.

The prices at which creations and redemptions occur are based on the next calculation of net asset value after a creation or redemption order is received in an acceptable form under the authorized participant agreement.

In the event of a system failure or other interruption, including disruptions at market makers or Authorized Participants, orders to purchase or redeem Creation Units either may not be executed according to the fund’s instructions or may not be executed at all, or the fund may not be able to place or change orders.

It is anticipated that Creation Units will have a significant amount of cash due to the number of countries where cash purchases will be required for securities. To the extent the fund engages in in-kind transactions, the fund intends to comply with the U.S. federal securities laws in accepting securities for deposit and satisfying redemptions with redemption securities by, among other means, assuring that any securities accepted for deposit and any securities used to satisfy redemption requests will be sold in transactions that would be exempt from registration under the Securities Act of 1933 (the “1933 Act”). Further, an Authorized Participant that is not a “qualified institutional buyer,” as such term is defined in Rule 144A under the 1933 Act, will not be able to receive restricted securities eligible for resale under Rule 144A.

Information about the procedures regarding creation and redemption of Creation Units (including the cut-off times for receipt of creation and redemption orders) is included in the fund’s SAI.

Because new shares may be created and issued on an ongoing basis, at any point during the life of the fund a “distribution,” as such term is used in the 1933 Act, may be occurring. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner that could render them statutory underwriters subject to the prospectus delivery and liability provisions of the 1933 Act. Any determination of whether one is an underwriter must take into account all the relevant facts and circumstances of each particular case.

Broker-dealers should also note that dealers who are not “underwriters” but are participating in a distribution (as contrasted to ordinary secondary transactions), and thus dealing with shares that are part of an “unsold allotment” within the meaning of Section 4(a)(3)(C) of the 1933 Act, would be unable to take advantage of the prospectus delivery exemption provided by Section 4(a)(3) of the 1933 Act. For delivery of prospectuses to exchange members, the prospectus delivery mechanism of Rule 153 under the 1933 Act is available only with respect to transactions on a national securities exchange.

Costs associated with creations and redemptions. Authorized Participants are charged standard creation and redemption transaction fees to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units. The standard creation and redemption transaction fees are set forth in the table below. The standard creation transaction fee is charged to the Authorized Participant on the day such Authorized Participant creates a Creation Unit, and is the same regardless of the number of Creation Units purchased by the Authorized Participant on the applicable business day. Similarly, the standard redemption transaction fee is charged to the Authorized Participant on the day such Authorized Participant redeems a Creation Unit, and is the same regardless of the number of Creation Units redeemed by the Authorized Participant on the applicable business day. Creations and redemptions for cash (when cash creations and redemptions (in whole or in part) are available or specified) are also subject to an additional charge (up to the maximum amounts shown in the table below). This charge is intended to compensate for brokerage, tax, foreign exchange, execution, market impact and other costs and expenses related to cash transactions. Investors who use the services of a broker or other financial intermediary to acquire or dispose of fund shares may pay fees for such services.

28	Legg Mason Emerging Markets Low Volatility High Dividend ETF

The following table shows, as of October 31, 2018 the approximate value of one Creation Unit of the fund, standard fees and maximum additional charges for creations and redemptions (as described above):

	Approximate Value of a Creation Unit ($)	Creation Unit Size	Standard Creation/ Redemption Transaction Fee ($)	Maximum Additional Charge for Creations* (%)	Maximum Additional Charge for Redemptions* (%)
Legg Mason Emerging Markets Low Volatility High Dividend ETF	3,138,000	120,000	5,000	2.0	2.0

*        As a percentage of the NAV per Creation Unit, inclusive, in the case of redemptions, of the standard redemption transaction fee.

Legg Mason Emerging Markets Low Volatility High Dividend ETF	29

Index

The Underlying Index is created and sponsored by QS Investors, the fund’s subadviser and an affiliated person of the manager and the fund. The Underlying Index is the exclusive property of QS Investors. The Trust has entered into a license agreement with QS Investors to use the Underlying Index at no charge. QS Investors has retained Solactive AG, an unaffiliated third party, to calculate the Underlying Index. Solactive AG publishes information regarding the market value of the Underlying Index.

30	Legg Mason Emerging Markets Low Volatility High Dividend ETF

Disclaimers

The MSCI Emerging Markets IMI Index (the “MSCI Index”) was used by QS Investors as the reference universe for selection of the component securities included in the Underlying Index. MSCI Inc. does not in any way sponsor, support, promote or endorse the Underlying Index or the fund. MSCI Inc. was not and is not involved in any way in the creation, calculation, maintenance or review of the Underlying Index. The MSCI Index was provided on an “as is” basis. MSCI Inc., its affiliates and any other person or entity involved in or related to compiling, computing or creating the MSCI Index (collectively, the “MSCI Parties”) expressly disclaim all warranties (including, without limitation, any warranties of originality, accuracy, completeness, timeliness, non-infringement, merchantability and fitness for a particular purpose). Without limiting any of the foregoing, in no event shall any MSCI Party have any liability for any direct, indirect, special, incidental, punitive, consequential (including without limitation lost profits) or any other damages in connection with the MSCI Index, the Underlying Index or the fund.

The fund is not sponsored, promoted, sold or supported in any other manner by Solactive AG nor does Solactive AG offer any express or implicit guarantee or assurance either with regard to the results of using the Underlying Index and/or Underlying Index trademark or the Underlying Index Price at any time or in any other respect. The Underlying Index is calculated and published by Solactive AG. Solactive AG uses its best efforts to ensure that the Underlying Index is calculated correctly. Irrespective of its obligations towards the fund, Solactive AG has no obligation to point out errors in the Underlying Index to third parties including but not limited to investors and/or financial intermediaries of the fund. Neither publication of the Underlying Index by Solactive AG nor the licensing of the Underlying Index or Underlying Index trademark for the purpose of use in connection with the fund constitutes a recommendation by Solactive AG to invest capital in said fund nor does it in any way represent an assurance or opinion of Solactive AG with regard to any investment in said fund.

QS Investors does not guarantee the accuracy and/or the completeness of the Underlying Index or any data included therein, and QS Investors shall not have any liability for any errors, omissions or interruptions therein. QS Investors makes no warranty, express or implied, as to results to be obtained by the fund, owners of the shares of the fund or any other person or entity from the use of the Underlying Index, or any data included therein, either in connection with the fund or for any other use. QS Investors makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall QS Investors have any liability for any special, punitive, direct, indirect or consequential damages (including lost profits) arising out of matters relating to the use of the Underlying Index, even if notified of the possibility of such damages.

Legg Mason Emerging Markets Low Volatility High Dividend ETF	31

Financial highlights

The financial highlights table is intended to help you understand the performance of the fund for the past five years, unless otherwise noted. Total return represents the rate that a shareholder would have earned (or lost) on a fund share assuming reinvestment of all dividends and distributions. Unless otherwise noted, this information has been audited by the fund’s independent registered public accounting firm, PricewaterhouseCoopers LLP, whose report, along with the fund’s financial statements, is incorporated by reference into the fund’s SAI (see back cover) and is included in the fund’s annual report. The fund’s annual report is available upon request by calling toll-free 1-877-721-1926.

For a share of beneficial interest outstanding throughout each year ended October 31, unless otherwise noted:
	2018[1]	2017[1,2]

Net asset value, beginning of year	$27.58	$24.94

Income (loss) from operations:
Net investment income	1.13	1.01
Net realized and unrealized gain (loss)	(1.34)	2.57
Total income (loss) from operations	(0.21)	3.58

Less distributions from:
Net investment income	(1.22)	(0.94)
Total distributions	(1.22)	(0.94)

Net asset value, end of year	$26.15	$27.58
Total return, based on NAV[3]	(0.87)%	14.53%

Net assets, end of year (000s)	$6,276	$3,310

Ratios to average net assets:
Gross expenses	0.50%	0.50%[4]
Net expenses	0.50	0.50 [4]
Net investment income	4.10	3.93 [4]

Portfolio turnover rate[5]	27%	25%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period November 17, 2016 (inception date) to October 31, 2017.

[3]

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. The total return calculation assumes that distributions are reinvested at NAV. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	Annualized.

[5]	Portfolio turnover excludes the value of portfolio securities received or delivered as a result of in-kind fund share transactions.

32	Legg Mason Emerging Markets Low Volatility High Dividend ETF

Legg Mason Equity

ETFs

Legg Mason Emerging Markets Low Volatility High Dividend ETF

You may visit www.leggmason.com/etfliterature for a free copy of a Prospectus, Statement of Additional Information (“SAI”) or an Annual or Semi-Annual Report.

Shareholder reports Additional information about the fund’s investments is available in the fund’s Annual and Semi-Annual Reports to shareholders. In the fund’s Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the fund’s performance during its last fiscal year. The independent registered public accounting firm’s report and financial statements in the fund’s Annual Report are incorporated by reference into (are legally a part of) this Prospectus.

The fund sends only one report to a household if more than one account has the same last name and same address. Contact your Service Agent or the fund if you do not want this policy to apply to you.

Statement of additional information The SAI provides more detailed information about the fund and is incorporated by reference into (is legally a part of) this Prospectus.

You can make inquiries about the fund or obtain shareholder reports or the SAI (without charge) by contacting your Service Agent, by calling the fund at 1-877-721-1926, or by writing to the fund at 100 First Stamford Place, Attn: Shareholder Services – 5th Floor, Stamford, Connecticut 06902.

Reports and other information about the fund are available on the EDGAR Database on the Securities and Exchange Commission’s Internet site at http://www.sec.gov. Copies of this information may be obtained for a duplicating fee by electronic request at the following E-mail address: publicinfo@sec.gov.

If someone makes a statement about the fund that is not in this Prospectus, you should not rely upon that information. Neither the fund nor the distributor is offering to sell shares of the fund to any person to whom the fund may not lawfully sell its shares.

(Investment Company Act file no. 811-23096) ETFF318108ST 03/19

Prospectus      March 1, 2019

LEGG MASON EQUITY

ETFS

LEGG MASON INTERNATIONAL LOW VOLATILITY HIGH DIVIDEND ETF

CBOE BZX (Ticker Symbol): LVHI

LEGG MASON LOW VOLATILITY HIGH DIVIDEND ETF

NASDAQ (Ticker Symbol): LVHD

Beginning in April 2021, as permitted by regulations adopted by the Securities and Exchange Commission, each fund intends to no longer mail paper copies of the fund’s shareholder reports, unless you specifically request paper copies of the reports from your financial intermediary (such as a broker-dealer or bank). Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically (“e-delivery”), you will not be affected by this change and you need not take any action. If you have not already elected e-delivery, you may elect to receive shareholder reports and other communications from each fund electronically by contacting your financial intermediary.

You may elect to receive all future reports in paper free of charge by contacting your financial intermediary to request that you continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all Legg Mason Funds held in your account with your financial intermediary.

The Securities and Exchange Commission has not approved or disapproved these securities or determined whether this Prospectus is accurate or complete. Any statement to the contrary is a crime.

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Legg Mason International Low Volatility High Dividend ETF

Investment objective

Legg Mason International Low Volatility High Dividend ETF (the “fund”) seeks to track the investment results of an index composed of publicly traded equity securities of developed markets outside of the United States with relatively high yield and low price and earnings volatility while mitigating exposure to fluctuations between the values of the U.S. dollar and other international currencies.

Fees and expenses of the fund

The accompanying table describes the fees and expenses that you may pay if you buy and hold shares of the fund. You may also incur usual and customary brokerage commissions and other charges when buying or selling shares of the fund, which are not reflected in the table. The management agreement between Legg Mason ETF Investment Trust (the “Trust”) and Legg Mason Partners Fund Advisor, LLC (“LMPFA” or the “manager”) (the “Management Agreement”) provides that LMPFA will pay all operating expenses of the fund, except interest expenses, taxes, brokerage expenses, future Rule 12b-1 fees (if any), acquired fund fees and expenses, extraordinary expenses and the management fee payable to LMPFA under the Management Agreement. LMPFA will also pay all subadvisory fees of the fund.

Shareholder fees
(fees paid directly from your investment)
None

Annual fund operating expenses (%)
(expenses that you pay each year as a percentage of the value of your investment)
Management fees	0.40
Distribution and/or service (12b-1) fees	0.00
Other expenses	None
Total annual fund operating expenses	0.40

Example:

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other funds. The example assumes:

•	You invest $10,000 in the fund for the time periods indicated

•	Your investment has a 5% return each year and the fund’s operating expenses remain the same

You may also incur usual and customary brokerage commissions and other charges when buying or selling shares of the fund, which are not reflected in the example.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Number of years you own your shares ($)
	1 year	3 years	5 years	10 years
Legg Mason International Low Volatility High Dividend ETF	41	129	225	506

Portfolio turnover. The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 41% of the average value of its portfolio.

2	Legg Mason Equity ETFs

Principal investment strategies

The fund seeks to track the investment results of the QS International Low Volatility High Dividend Hedged Index (the “Underlying Index”). The Underlying Index seeks to provide more stable income through investments in stocks of profitable companies in developed markets outside of the United States with relatively high dividend yields or anticipated dividend yields and lower price and earnings volatility, while mitigating exposure to exchange-rate fluctuations between the U.S. dollar and other international currencies. The Underlying Index is designed to have higher returns than an equivalent unhedged investment when the currencies in which its component securities are denominated are weakening relative to the U.S. dollar. Conversely, the Underlying Index is designed to have lower returns than an equivalent unhedged investment when the currencies in which its component securities are denominated are rising relative to the U.S. dollar. The Underlying Index is based on a proprietary methodology created and sponsored by QS Investors, LLC (“QS Investors”), the fund’s subadviser. QS Investors is affiliated with both LMPFA and the fund. The fund will invest at least 80% of its net assets, plus borrowings for investment purposes, if any, in securities that compose its Underlying Index. Securities that compose the Underlying Index include depositary receipts representing securities in the Underlying Index.

The Underlying Index is composed of equity securities in developed markets outside of the United States across a range of market capitalizations that are included in the MSCI World ex-US IMI Index. Stocks in the Underlying Index must have demonstrated profitability over the last four fiscal quarters as a whole. Only stocks that have paid or are anticipated to pay a dividend are included in the Underlying Index. The methodology calculates a composite “stable yield” score, with the yield of stocks with relatively high price volatility (as measured over the past 12 months based on the standard deviation of daily returns) and earnings volatility (as measured by the variation of past earnings and projected earnings) and from countries with relatively high interest rates adjusted downward and the yield of stocks with relatively low price volatility and earnings volatility and from countries with relatively low interest rates adjusted upward. The Underlying Index will also take into account foreign withholding taxes on dividend payments to minimize their impact on distribution yield. Underlying Index weights are calculated to maximize its stable yield score subject to concentration limits, liquidity requirements and turnover restraints. QS Investors anticipates that the number of component securities in the Underlying Index will range from 50 to 200 but this number may vary due to market conditions. As initially constituted and balanced, no individual component of the Underlying Index will exceed 2.5% of the Underlying Index, no individual sector will exceed 25% of the Underlying Index, no country will exceed 15% of the Underlying Index, no region will exceed 50% of the Underlying Index and real estate investment trust (“REIT”) components as a whole will not exceed 15% of the Underlying Index. The Underlying Index’s components are reconstituted annually and rebalanced quarterly. The fund’s securities portfolio is rebalanced when the Underlying Index is rebalanced or reconstituted. The composition of the Underlying Index and the fund after reconstitution and rebalancing may fluctuate and exceed the above Underlying Index limitations due to market movements. As of December 31, 2018, the Underlying Index consisted of securities from the following 20 countries: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Israel, Italy, Japan, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom. The Underlying Index may include large-, mid- or small-capitalization companies.

The fund may invest up to 20% of its net assets in foreign currency forward contracts and other currency hedging instruments, certain index futures, options, options on index futures, swap contracts or other derivatives (“Financial Instruments”) related to its Underlying Index and its component securities; cash and cash equivalents; other investment companies, including ETFs; and in securities and other instruments not included in its Underlying Index, but which QS Investors believes will help the fund track its Underlying Index. As noted below, the fund invests in currency hedging instruments to offset the fund’s exposure to the currencies in which the fund’s holdings are denominated. The fund may also invest in equity index futures and currency derivatives to gain exposure to local markets or segments of local markets for cash flow management purposes and as a portfolio management technique.

Hedging. The fund’s investments will be denominated in foreign currencies, thereby potentially subjecting the fund to fluctuations in exchange rates between such currencies and the U.S. dollar. The Underlying Index applies a methodology to effectively create a “hedge” against such fluctuations. In order to replicate the “hedging” component of the Underlying Index, the fund intends to enter into foreign currency forward contracts designed to offset the fund’s exposure to the currencies in which the fund’s holdings are denominated. The fund’s exposure to foreign currency forward contracts is based on the aggregate exposure of the fund to the currencies and will generally be reset on a monthly basis. The fund may also enter into forward currency futures, options on foreign currency and currency swaps, and may purchase currency structured notes. At times, there will be differences in the relative values of the foreign currency forwards and the underlying foreign securities until the portfolio is rebalanced.

Index investing. The fund uses a “passive” or indexing investment approach to achieve its investment objective. Unlike many investment companies, the fund does not try to outperform its Underlying Index and does not seek temporary defensive positions when markets decline or appear overvalued. Indexing may eliminate the chance that the fund will substantially outperform the Underlying Index and also may reduce some of the risks of active management, such as poor security selection. Indexing seeks to achieve lower costs and better after-tax performance by keeping portfolio turnover low in comparison to actively managed investment companies.

QS Investors may use a representative sampling indexing strategy to manage the fund. “Representative sampling” is an indexing strategy that involves investing in a representative sample of securities that collectively has an investment profile similar to that of the Underlying Index. When representative sampling is used, the securities selected are expected to have, in the aggregate, investment characteristics (based on factors such as return variability, risk, market capitalization, country/region exposures and sector exposures) and fundamental characteristics (such as portfolio yield, price/earnings ratios and price/book ratios) similar to those of the Underlying Index. The fund may or may not hold all of the securities in the Underlying Index.

Legg Mason Equity ETFs	3

Industry concentration policy. The fund will concentrate its investments (i.e., hold 25% or more of its total assets) in a particular industry to approximately the same extent that the Underlying Index is concentrated in the securities of such particular industry. For purposes of this limitation, securities of the U.S. government (including its agencies and instrumentalities) and repurchase agreements collateralized by U.S. government securities are not considered to be issued by members of any industry.

As of the end of the fund’s fiscal year, the top three industry sectors represented by the fund’s Underlying Index were financials, communication services and utilities. These industry sectors may change over time.

Principal risks

Risk is inherent in all investing. The value of your investment in the fund, as well as the amount of return you receive on your investment, may fluctuate significantly. You may lose part or all of your investment in the fund or your investment may not perform as well as other similar investments. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or government agency. The following is an alphabetical list of the principal risks of investing in the fund.

Asset class risk. Securities or other assets in the Underlying Index or in the fund’s portfolio may underperform in comparison to the general financial markets, a particular financial market or other asset classes.

Authorized Participant concentration risk. Only an Authorized Participant may engage in creation or redemption transactions directly with the fund. “Authorized Participant” means broker-dealers that are permitted to create and redeem shares directly with the fund and who have investors who have entered into agreements with the fund’s distributor. The fund has a limited number of institutions that act as Authorized Participants. To the extent that these institutions exit the business or are unable to proceed with creation and/or redemption orders with respect to the fund and no other Authorized Participant is able to step forward to create or redeem, in either of these cases, fund shares may trade at a discount to net asset value and possibly face trading halts and/or delisting.

Calculation methodology risk. The Underlying Index relies on various sources of information to assess the criteria of issuers, including information that may be based on assumptions and estimates. The fund, LMPFA and QS Investors do not guarantee the accuracy of the Underlying Index or have liability for any errors therein.

Communication services sector risk. Companies in the communication services sector may be affected by industry competition, substantial capital requirements, government regulation and obsolescence of telecommunications products and services due to technological advancement.

Concentration risk. The fund may be susceptible to an increased risk of loss, including losses due to events that adversely affect the fund’s investments more than the market as a whole, to the extent that the fund’s investments are concentrated in the securities of a particular issuer or issuers within the same geographic region, market, industry, group of industries, sector or asset class.

Currency hedging risk. When a derivative is used as a hedge against a position that the fund holds, any loss generated by the derivative is intended to be substantially offset by gains on the hedged investment, and vice versa. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. Hedges are sometimes subject to imperfect matching between the derivative and the reference asset, and there can be no assurance that the fund’s hedging transactions will be effective.

Foreign currency forward contracts do not eliminate movements in the value of non-U.S. currencies and securities but rather allow the fund to establish a fixed rate of exchange for a future point in time. Exchange rates may be volatile and may change quickly and unpredictably in response to both global economic developments and economic conditions in a geographic region in which the fund or the Underlying Index invests. In addition, the fund’s exposure to the currencies may not be fully hedged at all times. At certain times, the fund may use an optimized hedging strategy and will hedge a smaller number of currencies to reduce hedging costs. In addition, because the fund’s currency hedge generally is reset on a monthly basis, currency risk can develop or increase intra month. Furthermore, while the fund is designed to hedge against currency fluctuations, it is possible that a degree of currency exposure may remain even at the time a hedging transaction is implemented. As a result, the fund may not be able to structure its hedging transactions as anticipated or its hedging transactions may not successfully reduce the currency risk included in the fund’s portfolio.

The effectiveness of the fund’s currency hedging strategy will in general be affected by the volatility of both the Underlying Index and the volatility of the U.S. dollar relative to the currencies to be hedged, measured on an aggregate basis. Increased volatility in either or both the Underlying Index and the U.S. dollar relative to the currencies to be hedged will generally reduce the effectiveness of the fund’s currency hedging strategy. In addition, volatility in one or more of the currencies may offset stability in another currency and reduce the overall effectiveness of the hedges. The effectiveness of the fund’s currency hedging strategy may also in general be affected by interest rates. Significant differences between U.S. dollar interest rates and foreign currency interest rates may impact the effectiveness of the fund’s currency hedging strategy.

Currency risk. The value of investments in securities denominated in foreign currencies increases or decreases as the rates of exchange between those currencies and the U.S. dollar change. Currency conversion costs and currency fluctuations could erase investment gains or add to investment losses. Currency exchange rates can be volatile, and are affected by factors such as general economic conditions, the actions of the U.S. and foreign governments or central banks, the imposition of currency controls and speculation.

Cybersecurity risk. Cybersecurity incidents, both intentional and unintentional, may allow an unauthorized party to gain access to fund assets, fund or customer data (including private shareholder information), or proprietary information, cause the fund, the manager, the subadvisers, Authorized

4	Legg Mason Equity ETFs

Participants, the relevant listing exchange and/or their service providers (including, but not limited to, fund accountants, custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or loss of operational functionality or prevent fund investors from purchasing, redeeming or exchanging shares or receiving distributions. A fund, the manager, and the subadvisers have limited ability to prevent or mitigate cybersecurity incidents affecting third party service providers. Cybersecurity incidents may result in financial losses to the fund and its shareholders, and substantial costs may be incurred in order to prevent any future cybersecurity incidents.

Derivatives risk. Using derivatives can increase fund losses and reduce opportunities for gains when market prices, interest rates, currencies, or the derivatives themselves, behave in a way not anticipated by the fund. Using derivatives also can have a leveraging effect and increase fund volatility. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Derivatives may be difficult to sell, unwind or value, and the counterparty may default on its obligations to the fund. Derivatives are generally subject to the risks applicable to the assets, rates, indices or other indicators underlying the derivative. The value of a derivative may fluctuate more than the underlying assets, rates, indices or other indicators to which it relates. Use of derivatives may have different tax consequences for the fund than an investment in the underlying security, and those differences may affect the amount, timing and character of income distributed to shareholders. The U.S. government and foreign governments are in the process of adopting and implementing regulations governing derivatives markets, including mandatory clearing of certain derivatives, margin and reporting requirements. The ultimate impact of the regulations remains unclear. Additional regulation of derivatives may make derivatives more costly, limit their availability or utility, otherwise adversely affect their performance or disrupt markets.

Dividend-paying stock risk. There is no guarantee that the issuers of the stocks held by the fund will pay dividends in the future or that, if dividends are paid, they will remain at their current levels or increase over time. The fund’s emphasis on dividend-paying stocks could cause the fund to underperform similar funds that invest without consideration of a company’s track record of paying dividends or ability to pay dividends in the future. Dividend-paying stocks may not participate in a broad market advance to the same degree as other stocks, and a sharp rise in interest rates or economic downturn could cause a company to unexpectedly reduce or eliminate its dividend.

Financial services sector risk. The fund is more susceptible to any economic, business, political, regulatory or other developments that adversely affect issuers in the financial services sector, including the commercial banking and insurance industries, than a fund that does not focus its investments in the financial services sector. Economic downturns, credit losses, data breaches and severe price competition, among other things, can negatively affect this sector. The profitability of financial services companies is dependent on the availability and cost of capital and can be significantly affected by changes in interest rates and monetary policy. Financial services companies are also subject to extensive government regulation, and policy and legislative changes in the United States and other countries are changing many aspects of financial regulation. Financial services companies will be particularly affected by these changes in regulation, and the impact of these changes on any individual company or on the sector as a whole may not be fully known for some time. Interconnectedness or interdependence among financial services companies increases the risk that the financial distress or failure of one financial services company may materially and adversely affect a number of other financial services companies. In recent years, cyber attacks and technology malfunctions have become increasingly frequent in this sector and have caused significant losses to companies in this sector, which may negatively impact the fund.

Foreign investments risk. The fund’s investments in securities of foreign issuers or issuers with significant exposure to foreign markets involve additional risk. Foreign countries in which the fund may invest may have markets that are less liquid, less regulated and more volatile than U.S. markets. The value of the fund’s investments may decline because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable or unsuccessful government actions, reduction of government or central bank support and political or financial instability. Lack of information may also affect the value of these securities.

Index-related risk. There is no guarantee that the fund will achieve a high degree of correlation to the Underlying Index and therefore achieve its investment objective. Market disruptions and regulatory restrictions could have an adverse effect on the fund’s ability to adjust its exposure to the required levels in order to track the Underlying Index. Errors in index data, index computations and/or the construction of the Underlying Index in accordance with its methodology may occur from time to time and may not be identified and corrected by the index administrator for a period of time or at all, which may have an adverse impact on the fund and its shareholders.

Index sampling risk. The fund may not fully replicate its Underlying Index (including for operational reasons or due to costs of access to a market) and may hold securities not included in the Underlying Index. As a result, the fund is subject to the risk that QS Investors’ investment strategy, the implementation of which is subject to a number of constraints, may not produce the intended results.

Issuer risk. The market price of a security can go up or down more than the market as a whole and can perform differently from the value of the market as a whole, due to factors specifically relating to the security’s issuer, such as disappointing earnings reports by the issuer, unsuccessful products or services, loss of major customers, changes in management, corporate actions, negative perception in the marketplace, major litigation against the issuer or changes in government regulations affecting the issuer or the competitive environment. The fund may experience a substantial or complete loss on an individual security.

Large capitalization company risk. Large capitalization companies may fall out of favor with investors based on market and economic conditions. In addition, larger companies may not be able to attain the high growth rates of successful smaller companies and may be less capable of responding quickly to competitive challenges and industry changes. As a result, the fund’s value may not rise as much as, or may fall more than, the value of funds that focus on companies with smaller market capitalizations.

Legg Mason Equity ETFs	5

Liquidity risk. Some assets held by the fund may be impossible or difficult to sell and some assets that the fund wants to invest in may be impossible or difficult to purchase, particularly during times of market turmoil or due to adverse changes in the conditions of a particular issuer. These illiquid assets may also be difficult to value. Markets may become illiquid when, for instance, there are few, if any, interested buyers or sellers or when dealers are unwilling or unable to make a market for certain securities. If the fund is forced to sell an illiquid asset to meet redemption requests or other cash needs, the fund may be forced to sell at a loss. The fund may not receive its proceeds from the sale of certain securities for an extended period (for example, several weeks or even longer).

Market events risk. In the past decade financial markets throughout the world have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. Governmental and non-governmental issuers have defaulted on, or been forced to restructure, their debts. These conditions may continue, recur, worsen or spread. Events that have contributed to these market conditions include, but are not limited to, major cybersecurity events; geopolitical events (including wars and terror attacks); measures to address budget deficits; downgrading of sovereign debt; changes in oil and commodity prices; dramatic changes in currency exchange rates; and public sentiment.

U.S. and non-U.S. governments and central banks have provided significant support to financial markets, including by keeping interest rates at historically low levels. The U.S. Federal Reserve is reducing its market support activities and has begun raising interest rates. Certain non-U.S. governments and central banks have implemented or may implement so-called negative rates (e.g., charging depositors who keep their cash at a bank) to spur economic growth. Further Federal Reserve or other U.S. or non-U.S. governmental or central bank actions, including interest rate increases or contrary actions by different governments, could negatively affect financial markets generally, increase market volatility and reduce the value and liquidity of securities in which the fund invests.

Policy and legislative changes in the United States and in other countries and other events affecting global markets, such as the United Kingdom’s expected exit from the European Union (or Brexit), are affecting many aspects of financial regulation and may in some instances contribute to decreased liquidity and increased volatility in the financial markets. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time.

Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, terrorism, natural disasters and other circumstances in one country or region could have profound impacts on global economies or markets. As a result, whether or not the fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the fund’s investments may be negatively affected.

Market trading risk. The fund faces numerous market trading risks, including the potential lack of an active market for fund shares, losses from trading in secondary markets, periods of high volatility and disruptions in the creation/redemption process. Any of these factors, among others, may lead to the fund’s shares trading at a premium or discount to net asset value.

Absence of active market. Although shares of the fund are listed for trading on one or more stock exchanges, there can be no assurance that an active trading market for such shares will develop or be maintained by market makers or Authorized Participants. Authorized Participants are not obligated to execute purchase or redemption orders for Creation Units. In periods of market volatility, market makers and/or Authorized Participants may be less willing to transact in fund shares. The absence of an active market for the fund’s shares may contribute to the fund’s shares trading at a premium or discount to NAV.

Shares of the fund may trade at prices other than NAV. Shares of the fund trade on stock exchanges at prices at, above or below the fund’s most recent net asset value. The net asset value of the fund is calculated at the end of each business day and fluctuates with changes in the market value of the fund’s holdings. The trading price of the fund’s shares fluctuates continuously throughout trading hours based on both market supply of and demand for fund shares and the underlying value of the fund’s portfolio holdings or net asset value. As a result, the trading prices of the fund’s shares may deviate significantly from net asset value during periods of market volatility, including during periods of high redemption requests or other unusual market conditions. ANY OF THESE FACTORS, AMONG OTHERS, MAY LEAD TO THE FUND’S SHARES TRADING AT A PREMIUM OR DISCOUNT TO NET ASSET VALUE.

Passive investment risk. The fund is not actively managed and neither LMPFA nor QS Investors attempts to take defensive positions.

Real estate securities related risk. Real estate securities are subject to the same risks as direct investments in real estate and mortgages, and their value will depend on the value of the underlying properties or the underlying loans or interests. The underlying loans may be subject to the risks of default or of prepayments that occur earlier or later than expected, and such loans may also include so-called “subprime” mortgages. The value of these securities will rise and fall in response to many factors, including economic conditions, the demand for rental property and interest rates. In particular, the value of these securities may decline when interest rates rise and will also be affected by the real estate market and by the management of the underlying properties.

Small and medium capitalization company risk. The fund will be exposed to additional risks as a result of its investments in the securities of small and medium capitalization companies. Small and medium capitalization companies may fall out of favor with investors; may have limited product lines, operating histories, markets or financial resources; or may be dependent upon a limited management group. The prices of securities of small and medium capitalization companies generally are more volatile than those of large capitalization companies and are more likely to be adversely affected than large capitalization companies by changes in earnings results and investor expectations or poor economic or market conditions, including those experienced during a recession. Securities of small and medium capitalization companies may underperform large

6	Legg Mason Equity ETFs

capitalization companies, may be harder to sell at times and at prices the portfolio managers believe appropriate and may have greater potential for losses.

Stock market and equity securities risk. The stock markets are volatile and the market prices of the fund’s equity securities may decline generally. Equity securities may have greater price volatility than other asset classes, such as fixed income securities, and may fluctuate in price based on actual or perceived changes in a company’s financial condition and overall market and economic conditions and perceptions. If the market prices of the equity securities owned by the fund fall, the value of your investment in the fund will decline.

Tracking error risk. The fund may be subject to tracking error, which is the divergence of the fund’s performance from that of the Underlying Index. Tracking error may occur because of differences between the securities and other instruments held in the fund’s portfolio and those included in the Underlying Index, pricing differences, transaction costs, the fund’s holding of uninvested cash, differences in timing of the accrual of distributions, the requirements associated with pass-through tax treatment, portfolio transactions carried out to minimize the distribution of capital gains to shareholders, changes to the Underlying Index or the need to meet various new or existing regulatory requirements. Tracking error may be heightened during times of increased market volatility or other unusual market conditions. Tracking error also may result because the fund incurs fees and expenses, while the Underlying Index does not.

Trading issues risk. Trading in fund shares on CBOE BZX may be halted in certain circumstances. There can be no assurance that the requirements of CBOE BZX necessary to maintain the listing of the fund will continue to be met.

Utilities sector risk. Investments in energy related utilities companies involve special considerations, including the risk of changing commodity prices, government regulation and oversight, increased tariffs, changes in tax laws, interest rate fluctuations and changes in the cost of providing utility services. The utilities sector is also subject to potential terrorist attacks, natural disasters and severe weather conditions, catastrophic accidents or other events, as well as regulatory and operational burdens associated with the operation and maintenance of facilities.

Valuation risk. The sales price the fund could receive upon the sale of any particular portfolio investment may differ from the fund’s valuation of the investment and may differ from the value used by the Underlying Index, particularly for securities that trade in thin or volatile markets or that are valued using a fair value methodology. Authorized Participants who purchase or redeem fund shares on days when the fund is holding fair-valued securities may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the fund had not fair-valued securities or had used a different valuation methodology. The fund’s ability to value its investments may be impacted by technological issues and/or errors by pricing services or other third party service providers.

Volatility risk. The market prices of the securities or other assets in the fund’s portfolio may fluctuate, sometimes rapidly and unpredictably. The price of a security may fluctuate due to factors affecting markets generally or particular industries. The market price of a security or other asset may also be more volatile than the market as a whole. This volatility may affect the fund’s net asset value. Although the Underlying Index’s models were created to invest in stocks that exhibit low volatility characteristics, there is no guarantee that these models and strategies will be successful. Securities or other assets in the fund’s portfolio may be subject to price volatility and the prices may not be any less volatile than the market as a whole and could be more volatile. Events or financial circumstances affecting individual securities or sectors may increase the volatility of the fund.

These and other risks are discussed in more detail in the Prospectus or in the Statement of Additional Information.

Legg Mason Equity ETFs	7

Performance

The accompanying bar chart and table provide some indication of the risks of investing in the fund. The bar chart shows changes in the fund’s performance from year to year. The table shows the average annual total returns of the fund and also compares the fund’s performance with the average annual total returns of an index or other benchmark. The fund makes updated performance information, including its current net asset value, available at www.leggmason.com/etfproducts (select fund), or by calling the fund at 1-877-721-1926.

The fund’s past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future.

Best Quarter (03/31/2017): 5.22    Worst Quarter (12/31/2018): (6.31)

Average annual total returns (%)
(for periods ended December 31, 2018)

	1 year	Since inception	Inception date
Return before taxes	(5.44)	4.60	07/27/2016
Return after taxes on distributions	(7.98)	2.79
Return after taxes on distributions and sale of fund shares	(1.95)	3.31
QS International Low Volatility High Dividend Hedged Index (reflects no deduction for fees, expenses or taxes)	(5.32)	5.21
MSCI World ex-US IMI Index (Local) (reflects no deduction for fees, expenses or taxes)	(11.52)	4.16

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. Returns after taxes on distributions and sale of fund shares are higher than returns before taxes for certain periods shown because they reflect the tax benefit of capital losses realized on the sale of fund shares.

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Management

Investment manager: Legg Mason Partners Fund Advisor, LLC (“LMPFA”)

Subadviser: QS Investors, LLC (“QS Investors”)

Portfolio managers: Russell Shtern and Michael LaBella. Mr. Shtern (Head of Global Equity Portfolio Management at QS Investors) and Mr. LaBella (Head of Global Equity Strategy at QS Investors) have been portfolio managers of the fund since 2016.

Purchase and sale of fund shares

The fund is an exchange-traded fund (commonly referred to as an “ETF”). Individual shares of the fund are listed on a national securities exchange and are redeemable only by Authorized Participants in Creation Units (as defined in this section). Most investors will buy and sell shares of the fund through a broker-dealer. The price of fund shares is based on market price, and because ETF shares trade at market prices rather than at net asset value, shares may trade at a price greater than net asset value (a premium) or less than net asset value (a discount). The fund will only issue or redeem shares that have been aggregated into blocks of 60,000 shares or multiples thereof (“Creation Units”) to Authorized Participants who have entered into agreements with the fund’s distributor. The fund generally will issue or redeem Creation Units in return for a designated portfolio of securities (and an amount of cash) that the fund specifies each day.

Tax information

The fund’s distributions are taxable, and will be taxed as ordinary income and/or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account. Withdrawals from such tax-deferred arrangements may be subject to tax at a later date.

Payments to broker/dealers and other financial intermediaries

If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as a bank), LMPFA or other related companies may pay the intermediary for marketing activities and presentations, educational training programs, conferences, the development of technology platforms and reporting systems or other services related to the sale or promotion of the fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Legg Mason Equity ETFs	9

Legg Mason Low Volatility High Dividend ETF

Investment objective

Legg Mason Low Volatility High Dividend ETF (the “fund”) seeks to track the investment results of an index composed of equity securities of U.S. companies with relatively high yield and low price and earnings volatility.

Fees and expenses of the fund

The accompanying table describes the fees and expenses that you may pay if you buy and hold shares of the fund. You may also incur usual and customary brokerage commissions and other charges when buying or selling shares of the fund, which are not reflected in the table. The management agreement between Legg Mason ETF Investment Trust (the “Trust”) and Legg Mason Partners Fund Advisor, LLC (“LMPFA” or the “manager”) (the “Management Agreement”) provides that LMPFA will pay all operating expenses of the fund, except interest expenses, taxes, brokerage expenses, future Rule 12b-1 fees (if any), acquired fund fees and expenses, extraordinary expenses and the management fee payable to LMPFA under the Management Agreement. LMPFA will also pay all subadvisory fees of the fund.

Shareholder fees
(fees paid directly from your investment)
None

Annual fund operating expenses (%)
(expenses that you pay each year as a percentage of the value of your investment)
Management fees	0.27
Distribution and/or service (12b-1) fees	0.00
Other expenses	None
Total annual fund operating expenses	0.27

Example:

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other funds. The example assumes:

•	You invest $10,000 in the fund for the time periods indicated

•	Your investment has a 5% return each year and the fund’s operating expenses remain the same

You may also incur usual and customary brokerage commissions and other charges when buying or selling shares of the fund, which are not reflected in the example.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Number of years you own your shares ($)
	1 year	3 years	5 years	10 years
Legg Mason Low Volatility High Dividend ETF	28	87	152	343

Portfolio turnover. The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 44% of the average value of its portfolio.

10	Legg Mason Equity ETFs

Principal investment strategies

The fund seeks to track the investment results of the QS Low Volatility High Dividend Index (the “Underlying Index”). The Underlying Index seeks to provide more stable income through investments in stocks of profitable U.S. companies with relatively high dividend yields and lower price and earnings volatility. The Underlying Index is based on a proprietary methodology created and sponsored by QS Investors, LLC (“QS Investors”), the fund’s subadviser. QS Investors is affiliated with both LMPFA and the fund. The Underlying Index is composed of stocks of U.S. companies across a wide range of market capitalizations, including the largest 3,000 U.S. stocks as determined by the Solactive US Broad Market Index. Stocks in the Underlying Index must have demonstrated profitability over the last four fiscal quarters as a whole. Stocks whose yields are not supported by earnings are excluded from the Underlying Index. The methodology calculates a composite “stable yield” score, with the yield of stocks with relatively higher price volatility and earnings volatility adjusted downward and the yield of stocks with relatively lower price volatility and earnings volatility adjusted upward. QS Investors anticipates that the number of component securities in the Underlying Index will range from 50 to 100. As initially constituted and balanced, no individual component of the Underlying Index will exceed 2.5% of the Underlying Index, no individual sector will exceed 25% of the Underlying Index, and real estate investment trust (“REIT”) components as a whole will not exceed 15% of the Underlying Index. The Underlying Index’s components are reconstituted annually and rebalanced quarterly. The composition of the Underlying Index and the fund after reconstitution and rebalancing may fluctuate and exceed the above Underlying Index limitations due to market movements. The Underlying Index may include large-, mid- or small-capitalization companies.

The fund’s portfolio is rebalanced when the Underlying Index is rebalanced or reconstituted. The fund may trade at times other than when the Underlying Index is rebalanced or reconstituted for a variety of reasons, including when adjustments may be made to its representative sampling process from time to time or when investing cash.

The fund will invest at least 80% of its net assets, plus borrowings for investment purposes, if any, in securities that compose the Underlying Index.

The fund may invest up to 20% of its net assets in certain index futures, options, options on index futures, swap contracts or other derivatives (“Financial Instruments”) related to its Underlying Index and its component securities; cash and cash equivalents; other investment companies, including exchange-traded funds; and in securities and other instruments not included in its Underlying Index but which QS Investors believes will help the fund track its Underlying Index. The fund may invest in exchange-traded equity index futures to manage sector exposure and for cash management purposes.

Index investing. The fund uses a “passive” or indexing investment approach to achieve its investment objective. Unlike many investment companies, the fund does not try to outperform its Underlying Index and does not seek temporary defensive positions when markets decline or appear overvalued. Indexing may eliminate the chance that the fund will substantially outperform the Underlying Index and also may reduce some of the risks of active management, such as poor security selection. Indexing seeks to achieve lower costs and better after-tax performance by keeping portfolio turnover low in comparison to actively managed investment companies.

QS Investors may use a representative sampling indexing strategy to manage the fund. “Representative sampling” is an indexing strategy that involves investing in a representative sample of securities that collectively has an investment profile similar to that of the Underlying Index. When representative sampling is used, the securities selected are expected to have, in the aggregate, investment characteristics (based on factors such as return variability, risk, market capitalization, country/region exposures and sector exposures) and fundamental characteristics (such as portfolio yield, price/earnings ratios and price/book ratios) similar to those of the Underlying Index. The fund may or may not hold all of the securities in the Underlying Index.

Industry concentration policy. The fund will concentrate its investments (i.e., hold 25% or more of its total assets) in a particular industry to approximately the same extent that the Underlying Index is concentrated in the securities of such particular industry. For purposes of this limitation, securities of the U.S. government (including its agencies and instrumentalities) and repurchase agreements collateralized by U.S. government securities are not considered to be issued by members of any industry.

As of the end of the fund’s fiscal year, the top three industry sectors represented by the fund’s Underlying Index were utilities, consumer staples and real estate. These industry sectors may change over time.

Principal risks

Risk is inherent in all investing. The value of your investment in the fund, as well as the amount of return you receive on your investment, may fluctuate significantly. You may lose part or all of your investment in the fund or your investment may not perform as well as other similar investments. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or government agency. The following is an alphabetical list of the principal risks of investing in the fund.

Asset class risk. Securities or other assets in the Underlying Index or in the fund’s portfolio may underperform in comparison to the general financial markets, a particular financial market or other asset classes.

Authorized Participant concentration risk. Only an Authorized Participant may engage in creation or redemption transactions directly with the fund. “Authorized Participant” means broker-dealers that are permitted to create and redeem shares directly with the fund and who have investors who have entered into agreements with the fund’s distributor. The fund has a limited number of institutions that act as Authorized Participants. To

Legg Mason Equity ETFs	11

the extent that these institutions exit the business or are unable to proceed with creation and/or redemption orders with respect to the fund and no other Authorized Participant is able to step forward to create or redeem, in either of these cases, fund shares may trade at a discount to net asset value and possibly face trading halts and/or delisting.

Calculation methodology risk. The Underlying Index relies on various sources of information to assess the criteria of issuers, including information that may be based on assumptions and estimates. The fund, LMPFA and QS Investors do not guarantee the accuracy of the Underlying Index or have liability for any errors therein.

Concentration risk. The fund may be susceptible to an increased risk of loss, including losses due to events that adversely affect the fund’s investments more than the market as a whole, to the extent that the fund’s investments are concentrated in the securities of a particular issuer or issuers within the same geographic region, market, industry, group of industries, sector or asset class.

Consumer staples sector risk. The consumer staples sector may be affected by the regulation of various product components and production methods, trading and tariff arrangements, marketing campaigns and changes in consumer demand. Tobacco companies, in particular, may be adversely affected by new laws, regulations and litigation. The consumer staples sector may also be adversely affected by changes or trends in commodity prices, which may be influenced by unpredictable factors.

Cybersecurity risk. Cybersecurity incidents, both intentional and unintentional, may allow an unauthorized party to gain access to fund assets, fund or customer data (including private shareholder information), or proprietary information, cause the fund, the manager, the subadvisers, Authorized Participants, the relevant listing exchange and/or their service providers (including, but not limited to, fund accountants, custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or loss of operational functionality or prevent fund investors from purchasing, redeeming or exchanging shares or receiving distributions. A fund, the manager, and the subadvisers have limited ability to prevent or mitigate cybersecurity incidents affecting third party service providers. Cybersecurity incidents may result in financial losses to the fund and its shareholders, and substantial costs may be incurred in order to prevent any future cybersecurity incidents.

Derivatives risk. Using derivatives can increase fund losses and reduce opportunities for gains when market prices, interest rates, currencies, or the derivatives themselves, behave in a way not anticipated by the fund. Using derivatives also can have a leveraging effect and increase fund volatility. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Derivatives may be difficult to sell, unwind or value, and the counterparty may default on its obligations to the fund. Derivatives are generally subject to the risks applicable to the assets, rates, indices or other indicators underlying the derivative. The value of a derivative may fluctuate more than the underlying assets, rates, indices or other indicators to which it relates. Use of derivatives may have different tax consequences for the fund than an investment in the underlying security, and those differences may affect the amount, timing and character of income distributed to shareholders. The U.S. government and foreign governments are in the process of adopting and implementing regulations governing derivatives markets, including mandatory clearing of certain derivatives, margin and reporting requirements. The ultimate impact of the regulations remains unclear. Additional regulation of derivatives may make derivatives more costly, limit their availability or utility, otherwise adversely affect their performance or disrupt markets.

Dividend-paying stock risk. There is no guarantee that the issuers of the stocks held by the fund will pay dividends in the future or that, if dividends are paid, they will remain at their current levels or increase over time. The fund’s emphasis on dividend-paying stocks could cause the fund to underperform similar funds that invest without consideration of a company’s track record of paying dividends or ability to pay dividends in the future. Dividend-paying stocks may not participate in a broad market advance to the same degree as other stocks, and a sharp rise in interest rates or economic downturn could cause a company to unexpectedly reduce or eliminate its dividend.

Index-related risk. There is no guarantee that the fund will achieve a high degree of correlation to the Underlying Index and therefore achieve its investment objective. Market disruptions and regulatory restrictions could have an adverse effect on the fund’s ability to adjust its exposure to the required levels in order to track the Underlying Index. Errors in index data, index computations and/or the construction of the Underlying Index in accordance with its methodology may occur from time to time and may not be identified and corrected by the index administrator for a period of time or at all, which may have an adverse impact on the fund and its shareholders.

Index sampling risk. The fund may not fully replicate its Underlying Index (including for operational reasons or due to costs of access to a market) and may hold securities not included in the Underlying Index. As a result, the fund is subject to the risk that QS Investors’ investment strategy, the implementation of which is subject to a number of constraints, may not produce the intended results.

Issuer risk. The market price of a security can go up or down more than the market as a whole and can perform differently from the value of the market as a whole, due to factors specifically relating to the security’s issuer, such as disappointing earnings reports by the issuer, unsuccessful products or services, loss of major customers, changes in management, corporate actions, negative perception in the marketplace, major litigation against the issuer or changes in government regulations affecting the issuer or the competitive environment. The fund may experience a substantial or complete loss on an individual security.

Large capitalization company risk. Large capitalization companies may fall out of favor with investors based on market and economic conditions. In addition, larger companies may not be able to attain the high growth rates of successful smaller companies and may be less capable of responding quickly to competitive challenges and industry changes. As a result, the fund’s value may not rise as much as, or may fall more than, the value of funds that focus on companies with smaller market capitalizations.

12	Legg Mason Equity ETFs

Liquidity risk. Some assets held by the fund may be impossible or difficult to sell and some assets that the fund wants to invest in may be impossible or difficult to purchase, particularly during times of market turmoil or due to adverse changes in the conditions of a particular issuer. These illiquid assets may also be difficult to value. Markets may become illiquid when, for instance, there are few, if any, interested buyers or sellers or when dealers are unwilling or unable to make a market for certain securities. If the fund is forced to sell an illiquid asset to meet redemption requests or other cash needs, the fund may be forced to sell at a loss. The fund may not receive its proceeds from the sale of certain securities for an extended period (for example, several weeks or even longer).

Market events risk. In the past decade financial markets throughout the world have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. Governmental and non-governmental issuers have defaulted on, or been forced to restructure, their debts. These conditions may continue, recur, worsen or spread. Events that have contributed to these market conditions include, but are not limited to, major cybersecurity events; geopolitical events (including wars and terror attacks); measures to address budget deficits; downgrading of sovereign debt; changes in oil and commodity prices; dramatic changes in currency exchange rates; and public sentiment.

U.S. and non-U.S. governments and central banks have provided significant support to financial markets, including by keeping interest rates at historically low levels. The U.S. Federal Reserve is reducing its market support activities and has begun raising interest rates. Certain non-U.S. governments and central banks have implemented or may implement so-called negative rates (e.g., charging depositors who keep their cash at a bank) to spur economic growth. Further Federal Reserve or other U.S. or non-U.S. governmental or central bank actions, including interest rate increases or contrary actions by different governments, could negatively affect financial markets generally, increase market volatility and reduce the value and liquidity of securities in which the fund invests.

Policy and legislative changes in the United States and in other countries and other events affecting global markets, such as the United Kingdom’s expected exit from the European Union (or Brexit), are affecting many aspects of financial regulation and may in some instances contribute to decreased liquidity and increased volatility in the financial markets. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time.

Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, terrorism, natural disasters and other circumstances in one country or region could have profound impacts on global economies or markets. As a result, whether or not the fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the fund’s investments may be negatively affected.

Market trading risk. The fund faces numerous market trading risks, including the potential lack of an active market for fund shares, losses from trading in secondary markets, periods of high volatility and disruptions in the creation/redemption process. Any of these factors, among others, may lead to the fund’s shares trading at a premium or discount to net asset value.

Absence of active market. Although shares of the fund are listed for trading on one or more stock exchanges, there can be no assurance that an active trading market for such shares will develop or be maintained by market makers or Authorized Participants. Authorized Participants are not obligated to execute purchase or redemption orders for Creation Units. In periods of market volatility, market makers and/or Authorized Participants may be less willing to transact in fund shares. The absence of an active market for the fund’s shares may contribute to the fund’s shares trading at a premium or discount to NAV.

Shares of the fund may trade at prices other than NAV. Shares of the fund trade on stock exchanges at prices at, above or below the fund’s most recent net asset value. The net asset value of the fund is calculated at the end of each business day and fluctuates with changes in the market value of the fund’s holdings. The trading price of the fund’s shares fluctuates continuously throughout trading hours based on both market supply of and demand for fund shares and the underlying value of the fund’s portfolio holdings or net asset value. As a result, the trading prices of the fund’s shares may deviate significantly from net asset value during periods of market volatility, including during periods of high redemption requests or other unusual market conditions. ANY OF THESE FACTORS, AMONG OTHERS, MAY LEAD TO THE FUND’S SHARES TRADING AT A PREMIUM OR DISCOUNT TO NET ASSET VALUE.

Passive investment risk. The fund is not actively managed and neither LMPFA nor QS Investors attempts to take defensive positions.

Real estate securities related risk. Real estate securities are subject to the same risks as direct investments in real estate and mortgages, and their value will depend on the value of the underlying properties or the underlying loans or interests. The underlying loans may be subject to the risks of default or of prepayments that occur earlier or later than expected, and such loans may also include so-called “subprime” mortgages. The value of these securities will rise and fall in response to many factors, including economic conditions, the demand for rental property and interest rates. In particular, the value of these securities may decline when interest rates rise and will also be affected by the real estate market and by the management of the underlying properties.

Small and medium capitalization company risk. The fund will be exposed to additional risks as a result of its investments in the securities of small and medium capitalization companies. Small and medium capitalization companies may fall out of favor with investors; may have limited product lines, operating histories, markets or financial resources; or may be dependent upon a limited management group. The prices of securities of small and medium capitalization companies generally are more volatile than those of large capitalization companies and are more likely to be adversely affected than large capitalization companies by changes in earnings results and investor expectations or poor economic or market conditions, including those experienced during a recession. Securities of small and medium capitalization companies may underperform large

Legg Mason Equity ETFs	13

capitalization companies, may be harder to sell at times and at prices the portfolio managers believe appropriate and may have greater potential for losses.

Stock market and equity securities risk. The stock markets are volatile and the market prices of the fund’s equity securities may decline generally. Equity securities may have greater price volatility than other asset classes, such as fixed income securities, and may fluctuate in price based on actual or perceived changes in a company’s financial condition and overall market and economic conditions and perceptions. If the market prices of the equity securities owned by the fund fall, the value of your investment in the fund will decline.

Tracking error risk. The fund may be subject to tracking error, which is the divergence of the fund’s performance from that of the Underlying Index. Tracking error may occur because of differences between the securities and other instruments held in the fund’s portfolio and those included in the Underlying Index, pricing differences, transaction costs, the fund’s holding of uninvested cash, differences in timing of the accrual of distributions, the requirements associated with pass-through tax treatment, portfolio transactions carried out to minimize the distribution of capital gains to shareholders, changes to the Underlying Index or the need to meet various new or existing regulatory requirements. Tracking error may be heightened during times of increased market volatility or other unusual market conditions. Tracking error also may result because the fund incurs fees and expenses, while the Underlying Index does not.

Trading issues risk. Trading in fund shares on NASDAQ may be halted in certain circumstances. There can be no assurance that the requirements of NASDAQ necessary to maintain the listing of the fund will continue to be met.

Utilities sector risk. Investments in energy related utilities companies involve special considerations, including the risk of changing commodity prices, government regulation and oversight, increased tariffs, changes in tax laws, interest rate fluctuations and changes in the cost of providing utility services. The utilities sector is also subject to potential terrorist attacks, natural disasters and severe weather conditions, catastrophic accidents or other events, as well as regulatory and operational burdens associated with the operation and maintenance of facilities.

Valuation risk. The sales price the fund could receive upon the sale of any particular portfolio investment may differ from the fund’s valuation of the investment and may differ from the value used by the Underlying Index, particularly for securities that trade in thin or volatile markets or that are valued using a fair value methodology. Authorized Participants who purchase or redeem fund shares on days when the fund is holding fair-valued securities may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the fund had not fair-valued securities or had used a different valuation methodology. The fund’s ability to value its investments may be impacted by technological issues and/or errors by pricing services or other third party service providers.

Volatility risk. The market prices of the securities or other assets in the fund’s portfolio may fluctuate, sometimes rapidly and unpredictably. The price of a security may fluctuate due to factors affecting markets generally or particular industries. The market price of a security or other asset may also be more volatile than the market as a whole. This volatility may affect the fund’s net asset value. Although the Underlying Index’s models were created to invest in stocks that exhibit low volatility characteristics, there is no guarantee that these models and strategies will be successful. Securities or other assets in the fund’s portfolio may be subject to price volatility and the prices may not be any less volatile than the market as a whole and could be more volatile. Events or financial circumstances affecting individual securities or sectors may increase the volatility of the fund.

These and other risks are discussed in more detail in the Prospectus or in the Statement of Additional Information.

14	Legg Mason Equity ETFs

Performance

The accompanying bar chart and table provide some indication of the risks of investing in the fund. The bar chart shows changes in the fund’s performance from year to year. The table shows the average annual total returns of the fund and also compares the fund’s performance with the average annual total returns of an index or other benchmark. The fund makes updated performance information, including its current net asset value, available at www.leggmason.com/etfproducts (select fund), or by calling the fund at 1-877-721-1926.

The fund’s past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future.

Best Quarter (03/31/2016): 9.62    Worst Quarter (03/31/2018): (5.39)

Average annual total returns (%)
(for periods ended December 31, 2018)

	1 year	Since inception	Inception date
Return before taxes	(5.18)	8.24	12/28/2015
Return after taxes on distributions	(6.10)	7.30
Return after taxes on distributions and sale of fund shares	(2.56)	6.25
QS Low Volatility High Dividend Index (reflects no deduction for fees, expenses or taxes)	(4.93)	8.56
Russell 3000 Index (reflects no deduction for fees, expenses or taxes)	(5.24)	8.72

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. Returns after taxes on distributions and sale of fund shares are higher than returns before taxes for certain periods shown because they reflect the tax benefit of capital losses realized on the sale of fund shares.

Legg Mason Equity ETFs	15

Management

Investment manager: Legg Mason Partners Fund Advisor, LLC (“LMPFA”)

Subadviser: QS Investors, LLC (“QS Investors”)

Portfolio managers: Robert Wang, Russell Shtern and Michael LaBella. Mr. Wang (Head of Portfolio Management at QS Investors), Mr. Shtern (Head of Global Equity Portfolio Management at QS Investors) and Mr. LaBella (Head of Global Equity Strategy at QS Investors) have been portfolio managers of the fund since 2015.

Purchase and sale of fund shares

The fund is an exchange-traded fund (commonly referred to as an “ETF”). Individual shares of the fund are listed on a national securities exchange and are redeemable only by Authorized Participants in Creation Units (as defined in this section). Most investors will buy and sell shares of the fund through a broker-dealer. The price of fund shares is based on market price, and because ETF shares trade at market prices rather than at net asset value, shares may trade at a price greater than net asset value (a premium) or less than net asset value (a discount). The fund will only issue or redeem shares that have been aggregated into blocks of 50,000 shares or multiples thereof (“Creation Units”) to Authorized Participants who have entered into agreements with the fund’s distributor. The fund generally will issue or redeem Creation Units in return for a designated portfolio of securities (and an amount of cash) that the fund specifies each day.

Tax information

The fund’s distributions are taxable, and will be taxed as ordinary income and/or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account. Withdrawals from such tax-deferred arrangements may be subject to tax at a later date.

Payments to broker/dealers and other financial intermediaries

If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as a bank), LMPFA or other related companies may pay the intermediary for marketing activities and presentations, educational training programs, conferences, the development of technology platforms and reporting systems or other services related to the sale or promotion of the fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

16	Legg Mason Equity ETFs

More on the funds’ investment strategies, investments and risks

Introduction

Each fund is an exchange-traded fund (“ETF”). Shares of International Low Volatility High Dividend ETF are listed for trading on the Cboe BZX Exchange, Inc. (“CBOE BZX”) and shares of Low Volatility High Dividend ETF are listed for trading on The NASDAQ Stock Market, LLC (“NASDAQ”). The market price for a share of each fund may be different from the fund’s most recent net asset value.

ETFs are funds that trade like other publicly traded securities. Each fund is designed to track an index. Similar to shares of an index mutual fund, each share of a fund represents an ownership interest in an underlying portfolio of securities and other instruments intended to track a market index. Unlike shares of a mutual fund, which can be bought and redeemed from the issuing fund by all shareholders at a price based on net asset value, shares of the funds may be purchased or redeemed directly from a fund at net asset value solely by Authorized Participants. Also unlike shares of a mutual fund, shares of the funds are listed on a national securities exchange and trade in the secondary market at market prices that change throughout the day.

An index is a financial calculation, based on a grouping of financial instruments, that is not an investment product, while each fund is an actual investment portfolio. The performance of each fund and its Underlying Index may vary for a number of reasons, including transaction costs, non-U.S. currency valuations, asset valuations, corporate actions (such as mergers and spin-offs), timing variances and differences between a fund’s portfolio and its Underlying Index resulting from the fund’s use of representative sampling or from legal restrictions (such as diversification requirements) that apply to the fund but not to its Underlying Index. “Tracking error” is the divergence of the performance (return) of the fund’s portfolio from that of its Underlying Index. QS Investors expects that, over time, each fund’s tracking error will not exceed 5%. Because each fund may use a representative sampling indexing strategy, it can be expected to have a larger tracking error than if it used a replication indexing strategy. “Replication” is an indexing strategy in which a fund invests in substantially all of the securities in its underlying index in approximately the same proportions as in the underlying index.

Legg Mason International Low Volatility High Dividend ETF

Investment objective

The fund seeks to track the investment results of an index composed of publicly traded equity securities of developed markets outside of the United States with relatively high yield and low price and earnings volatility while mitigating exposure to fluctuations between the values of the U.S. dollar and other international currencies.

Principal investment strategies

The fund seeks to track the investment results of the QS International Low Volatility High Dividend Hedged Index (the “Underlying Index”). The Underlying Index seeks to provide more stable income through investments in stocks of profitable companies in developed markets outside of the United States with relatively high dividend yields and lower price and earnings volatility while mitigating exposure to exchange-rate fluctuations between the U.S. dollar and other international currencies. The Underlying Index is designed to have higher returns than an equivalent unhedged investment when the currencies in which its component securities are denominated are weakening relative to the U.S. dollar. Conversely, the Underlying Index is designed to have lower returns than an equivalent unhedged investment when the currencies in which its component securities are denominated are rising relative to the U.S. dollar. The Underlying Index is based on a proprietary methodology created and sponsored by QS Investors, the fund’s subadviser. QS Investors is affiliated with both LMPFA and the fund. The Underlying Index is composed of equity securities in developed markets outside of the United States across a range of market capitalizations that are included in the MSCI World ex-US IMI Index. Stocks in the Underlying Index must have demonstrated profitability over the last four fiscal quarters as a whole. Only stocks that have paid or are anticipated to pay a dividend are included in the Underlying Index. The methodology calculates a composite “stable yield” score, with the yield of stocks with relatively high price volatility (as measured by standard deviation of daily returns) and earnings volatility (as measured by the variation of past earnings and projected earnings) and from countries with relatively high interest rates adjusted downward and the yield of stocks with relatively low price volatility and earnings volatility and from countries with relatively low interest rates adjusted upward. The Underlying Index will also take into account foreign withholding taxes on dividend payments to minimize their impact on distribution yield. Underlying Index weights are calculated to maximize its stable yield score subject to concentration limits, liquidity requirements and turnover restraints. QS Investors anticipates that the number of component securities in the Underlying Index will range from 50 to 200 but this number may vary due to market conditions. As initially constituted and balanced, no individual component of the Underlying Index will exceed 2.5% of the Underlying Index, no individual sector will exceed 25% of the Underlying Index, no country will exceed 15% of the Underlying Index, no region will exceed 50% of the Underlying Index and real estate investment trust (“REIT”) components as a whole will not exceed 15% of the Underlying Index. The Underlying Index’s components are reconstituted annually and rebalanced quarterly. The composition of the Underlying Index and the fund after reconstitution and rebalancing may fluctuate and exceed the above Underlying Index limitations due to market movements. As of December 31, 2018, the Underlying Index consisted of securities from the following 20 countries: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Israel, Italy, Japan, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom. The Underlying Index may include large-, mid- or small-capitalization companies.

Legg Mason Equity ETFs	17

The fund’s investments will be denominated in foreign currencies, thereby potentially subjecting the fund to fluctuations in exchange rates between such currencies and the U.S. dollar. The Underlying Index applies a methodology to effectively create a “hedge” against such fluctuations by employing a one-month forward rate against the total value of the non-U.S. dollar denominated securities included in the Underlying Index. The fund expects that the hedge will generally be reset on a monthly basis. The Underlying Index is designed to have higher returns than an equivalent unhedged investment when the currencies are weakening relative to the U.S. dollar. Conversely, the Underlying Index is designed to have lower returns than an equivalent unhedged investment when the currencies are rising relative to the U.S. dollar.

The fund’s securities portfolio is rebalanced when the Underlying Index is rebalanced or reconstituted. The fund may trade at times other than when the Underlying Index is rebalanced or reconstituted for a variety of reasons, including when adjustments may be made to its representative sampling process from time to time or when investing cash.

The fund will invest at least 80% of its net assets, plus borrowings for investment purposes, if any, in securities that compose its Underlying Index. Securities that compose the Underlying Index include depositary receipts representing securities in the Underlying Index.

The fund may invest up to 20% of its net assets in foreign currency forward contracts and other currency hedging instruments, certain index futures, options, options on index futures, swap contracts or other derivatives (“Financial Instruments”) related to its Underlying Index and its component securities; cash and cash equivalents; other investment companies, including ETFs; and in securities and other instruments not included in its Underlying Index, but which QS Investors believes will help the fund track its Underlying Index. As noted below, the fund invests in currency hedging instruments to offset the fund’s exposure to the currencies in which the fund’s holdings are denominated. The fund may also invest in equity index futures and currency derivatives to gain exposure to local markets or segments of local markets for cash flow management purposes and as a portfolio management technique.

In order to replicate the “hedging” component of the Underlying Index, the fund intends to enter into foreign currency forward contracts designed to offset the fund’s exposure to the currencies in which the fund’s holdings are denominated. A foreign currency forward contract is a contract between two parties to buy or sell a specified amount of a specific currency in the future at an agreed upon exchange rate. The fund’s exposure to foreign currency forward contracts is based on the aggregate exposure of the fund to the currencies. The Underlying Index hedges each foreign currency in the Index back to the U.S. dollar by selling foreign currency forwards at the one-month forward rate. The size and exchange rate of each currency hedge is reset by the Underlying Index one time per month. The fund may also enter into forward currency futures, options on foreign currency and currency swaps, and may purchase currency structured notes. At times, there will be differences in the relative values of the foreign currency forwards and the underlying foreign securities until the portfolio is rebalanced.

Index investing. The fund uses a “passive” or indexing investment approach to achieve its investment objective. Unlike many investment companies, the fund does not try to outperform its Underlying Index and does not seek temporary defensive positions when markets decline or appear overvalued. Indexing may eliminate the chance that the fund will substantially outperform the Underlying Index and also may reduce some of the risks of active management, such as poor security selection. Indexing seeks to achieve lower costs and better after-tax performance by keeping portfolio turnover low in comparison to actively managed investment companies.

QS Investors may use a representative sampling indexing strategy to manage the fund. “Representative sampling” is an indexing strategy that involves investing in a representative sample of securities that collectively has an investment profile similar to that of the Underlying Index. When representative sampling is used, the securities selected are expected to have, in the aggregate, investment characteristics (based on factors such as return variability, risk, market capitalization, country/region exposures and sector exposures) and fundamental characteristics (such as portfolio yield, price/earnings ratios and price/book ratios) similar to those of the Underlying Index. The fund may or may not hold all of the securities in the Underlying Index.

Industry concentration policy. The fund will concentrate its investments (i.e., hold 25% or more of its total assets) in a particular industry to approximately the same extent that the Underlying Index is concentrated in the securities of such particular industry. For purposes of this limitation, securities of the U.S. government (including its agencies and instrumentalities) and repurchase agreements collateralized by U.S. government securities are not considered to be issued by members of any industry.

As of the end of the fund’s fiscal year, the top three industry sectors represented by the fund’s Underlying Index were financials, communication services and utilities. These industry sectors may change over time.

Legg Mason Low Volatility High Dividend ETF

Investment objective

Legg Mason Low Volatility High Dividend ETF (the “Low Volatility High Dividend ETF”) seeks to track the investment results of an index composed of equity securities of U.S. companies with relatively high yield and low price and earnings volatility.

Principal investment strategies

The Low Volatility High Dividend ETF (referred to in this section as the “fund”) seeks to track the investment results of the QS Low Volatility High Dividend Index (the “Underlying Index”). The Underlying Index seeks to provide more stable income through investments in stocks of profitable U.S. companies with relatively high dividend yields and lower price and earnings volatility. The Underlying Index is based on a proprietary methodology

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created and sponsored by QS Investors, the fund’s subadviser. QS Investors is affiliated with both LMPFA and the fund. The Underlying Index is composed of stocks of U.S. companies across a wide range of market capitalizations, including the largest 3,000 U.S. stocks as determined by the Solactive US Broad Market Index. Stocks in the Underlying Index must have demonstrated profitability over the last four fiscal quarters as a whole. Stocks whose yields are not supported by earnings are excluded from the Underlying Index. The methodology calculates a composite “stable yield” score, with the yield of stocks with relatively higher price volatility and earnings volatility adjusted downward and the yield of stocks with relatively lower price volatility and earnings volatility adjusted upward. QS Investors anticipates that the number of component securities in the Underlying Index will range from 50 to 100. As initially constituted and balanced, no individual component of the Underlying Index will exceed 2.5% of the Underlying Index, no individual sector will exceed 25% of the Underlying Index, and REIT components as a whole will not exceed 15% of the Underlying Index. The Underlying Index’s components are reconstituted annually and rebalanced quarterly. The composition of the Underlying Index and the fund after reconstitution and rebalancing may fluctuate and exceed the above Underlying Index limitations due to market movements. The Underlying Index may include large-, mid- or small-capitalization companies.

The fund’s portfolio is rebalanced when the Underlying Index is rebalanced or reconstituted. The fund may trade at times other than when the Underlying Index is rebalanced or reconstituted for a variety of reasons, including when adjustments may be made to its representative sampling process from time to time or when investing cash.

The fund will invest at least 80% of its net assets, plus borrowings for investment purposes, if any, in securities that compose the Underlying Index.

The fund may invest up to 20% of its net assets in certain Financial Instruments related to its Underlying Index and its component securities; cash and cash equivalents; other investment companies, including exchange-traded funds; and in securities and other instruments not included in its Underlying Index but which QS Investors believes will help the fund track its Underlying Index. The fund may invest in exchange-traded equity index futures to manage sector exposure and for cash management purposes.

Index investing. The fund uses a “passive” or indexing investment approach to achieve its investment objective. Unlike many investment companies, the fund does not try to outperform its Underlying Index and does not seek temporary defensive positions when markets decline or appear overvalued. Indexing may eliminate the chance that the fund will substantially outperform the Underlying Index and also may reduce some of the risks of active management, such as poor security selection. Indexing seeks to achieve lower costs and better after-tax performance by keeping portfolio turnover low in comparison to actively managed investment companies.

QS Investors may use a representative sampling indexing strategy to manage the fund. “Representative sampling” is an indexing strategy that involves investing in a representative sample of securities that collectively has an investment profile similar to that of the Underlying Index. When representative sampling is used, the securities selected are expected to have, in the aggregate, investment characteristics (based on factors such as return variability, risk, market capitalization, country/region exposures and sector exposures) and fundamental characteristics (such as portfolio yield, price/earnings ratios and price/book ratios) similar to those of the Underlying Index. The fund may or may not hold all of the securities in the Underlying Index.

Industry concentration policy. The fund will concentrate its investments (i.e., hold 25% or more of its total assets) in a particular industry to approximately the same extent that the Underlying Index is concentrated in the securities of such particular industry. For purposes of this limitation, securities of the U.S. government (including its agencies and instrumentalities) and repurchase agreements collateralized by U.S. government securities are not considered to be issued by members of any industry.

As of the end of the fund’s fiscal year, the top three industry sectors represented by the fund’s Underlying Index were utilities, consumer staples and real estate. These industry sectors may change over time.

Important information

Each fund’s investment objective may be changed by the Board of Trustees (the “Board”) without shareholder approval and on notice to shareholders.

There is no assurance that a fund will meet its investment objective.

Each fund’s 80% investment policy may be changed by the Board without shareholder approval upon 60 days’ prior notice to shareholders.

Each fund’s other investment strategies and policies may be changed from time to time without shareholder approval, unless specifically stated otherwise in this Prospectus or in the Statement of Additional Information (“SAI”).

Under new continuous listing standards adopted by each fund’s listing exchange, which went into effect on January 1, 2018, each fund is required to confirm on an ongoing basis that the components of its Underlying Index satisfy the applicable listing requirements. In the event that the Underlying Index does not comply with the applicable listing requirements, a fund would be required to rectify such non-compliance by requesting that the index provider modify the Underlying Index, adopting a new underlying index, or obtaining relief from the Securities and Exchange Commission. Failure to rectify such non-compliance may result in a fund’s being delisted by the listing exchange.

Cash management

Each fund may hold cash pending investment, and may invest in money market instruments for cash management purposes. The amount of assets each fund may hold for cash management purposes will depend on market conditions and the need to meet expected redemption requests.

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Foreign investments

The International Low Volatility High Dividend ETF may invest in foreign securities, either directly or through depositary receipts. A depositary receipt is a type of negotiable (transferable) financial security that is traded on a local stock exchange but represents a security, usually in the form of equity, that is issued by a foreign publicly listed company.

Derivatives

Derivatives are financial instruments whose value depends upon, or is derived from, the value of an asset, such as one or more underlying investments, indexes or currencies. Each fund may engage in a variety of transactions using derivatives, including certain index futures, options, options on index futures, swap contracts or other derivatives related to its Underlying Index and its component securities. Derivatives may be used by each fund for any of the following purposes:

•	As a substitute for buying or selling securities
•	As a means of providing exposure to types of investments or market factors
•	As a cash flow management technique

A derivative contract will obligate or entitle a fund to deliver or receive an asset or cash payment based on the change in value of one or more underlying investments, indexes or currencies. When a fund enters into derivatives transactions, it may be required to segregate assets or enter into offsetting positions, in accordance with applicable regulations. Such segregation is not a hedging technique and will not limit the fund’s exposure to loss. A fund will, therefore, have investment risk with respect to both the derivative itself and the assets that have been segregated to offset the fund’s derivative exposure. If such segregated assets represent a large portion of the fund’s portfolio, portfolio management may be affected as covered positions may have to be reduced if it becomes necessary for the fund to reduce the amount of segregated assets in order to meet redemptions or other obligations.

Exchange-traded funds (ETFs)

Each fund may invest in shares of open-end investment management companies or unit investment trusts that are traded on a stock exchange, called ETFs. Investing in an index-based ETF gives a fund exposure to the securities comprising the index on which the ETF is based and the fund will gain or lose value depending on the performance of the index.

Exchange-traded notes (ETNs)

Each fund may invest in ETNs, which are debt securities that combine certain aspects of ETFs and bonds. ETNs, like ETFs, may be traded on stock exchanges and their value depends on the performance of the underlying index and the credit rating of the issuer. ETNs may be held to maturity, but unlike bonds there are no periodic interest payments and principal is not protected.

Real estate investment trusts (REITs)

Each fund may invest up to 15% of its assets in REITs. REITs are pooled investment vehicles that invest primarily in income producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Unlike corporations, entities that qualify as REITs for U.S. federal income tax purposes are not taxed on income distributed to their shareholders, provided they comply with the applicable requirements of the Internal Revenue Code of 1986, as amended (the “Code”). Each fund will indirectly bear its proportionate share of any management and other expenses that may be charged by the REITs in which it invests, in addition to the expenses paid by a fund.

Percentage and other limitations

Each fund’s compliance with its investment limitations and requirements described in this Prospectus is usually determined at the time of investment. If such a percentage limitation is complied with at the time of an investment, any subsequent change resulting from a change in asset values or characteristics will not constitute a violation of that limitation.

More on risks of investing in the funds

Below are descriptions of the main factors that may play a role in shaping the fund’s overall risk profile. The descriptions appear in alphabetical order, not in order of importance.

Asset class risk. Securities or other assets in the Underlying Index or in the fund’s portfolio may underperform in comparison to the general financial markets, a particular financial market or other asset classes. This may cause the fund to underperform other investment vehicles that invest in different asset classes.

Assets under management risk. From time to time a third party, LMPFA and/or affiliates of LMPFA or the fund may invest in the fund and hold its investment for a specific period of time in order for the fund to achieve size or scale. There can be no assurance that any such entity will not redeem its investment, that it will not redeem at an inopportune time for the fund or that the size of the fund will be maintained at a level necessary to enable the fund to remain viable. Such redemption may cause the fund to sell assets (or invest cash) at disadvantageous times or prices, increase or accelerate taxable gains or transaction costs and may negatively affect the fund’s net asset value, performance, or ability to satisfy redemptions in a timely manner.

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Authorized Participant concentration risk. Only an Authorized Participant may engage in creation or redemption transactions directly with the fund. “Authorized Participant” means broker-dealers that are permitted to create and redeem shares directly with the fund and who have investors who have entered into agreements with the fund’s distributor. The fund has a limited number of institutions that act as Authorized Participants. To the extent that these institutions exit the business or are unable to proceed with creation and/or redemption orders with respect to the fund and no other Authorized Participant is able to step forward to create or redeem, in either of these cases, fund shares may trade at a discount to net asset value and possibly face trading halts and/or delisting. Authorized Participant concentration risk may be heightened for ETFs that invest in foreign securities.

Calculation methodology risk. The Underlying Index relies on various sources of information to assess the criteria of issuers, including information that may be based on assumptions and estimates. The fund, LMPFA and QS Investors do not guarantee the accuracy of the Underlying Index or have liability for any errors therein.

Cash management risk. The value of the investments held by a fund for cash management purposes may be affected by changing interest rates and by changes in credit ratings of the investments. If a fund holds cash uninvested, the cash will be subject to the credit risk of the depository institution holding the cash. If a significant amount of the fund’s assets are used for cash management purposes, the fund will be less likely to achieve its investment objective. The fund’s investments in money market instruments will likely cause the fund’s returns to differ from those of the Underlying Index.

Communication services sector risk (International Low Volatility High Dividend ETF). Companies in the communication services sector may encounter distressed cash flows due to the need to commit substantial capital to meet increasing competition, particularly in developing new products and services using new technology. Technological innovations may make the products and services of certain communication services companies obsolete.

Communication services providers are generally required to obtain franchises or licenses in order to provide services in a given location. Licensing and franchise rights in the telecommunications sector are limited, which may provide an advantage to certain participants. Limited availability of such rights, high barriers to market entry and regulatory oversight, among other factors, have led to consolidation of companies within the sector, which could lead to further regulation or other negative effects in the future.

Concentration risk. A fund may be susceptible to an increased risk of loss, including losses due to events that adversely affect a fund’s investments more than the market as a whole, to the extent that the fund’s investments are concentrated in the securities of a particular issuer or issuers within the same geographic region, market, industry, group of industries, sector or asset class.

Consumer staples sector risk (Low Volatility High Dividend ETF). The consumer staples sector may be affected by the regulation of various product components and production methods, trading and tariff arrangements, marketing campaigns and changes in consumer demand. Tobacco companies, in particular, may be adversely affected by new laws, regulations and litigation. The consumer staples sector may also be adversely affected by changes or trends in commodity prices, which may be influenced by unpredictable factors.

Currency hedging risk (International Low Volatility High Dividend ETF). When a derivative is used as a hedge against a position that the fund holds, any loss generated by the derivative is intended to be substantially offset by gains on the hedged investment, and vice versa. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. Hedges are sometimes subject to imperfect matching between the derivative and the reference asset, and there can be no assurance that the fund’s hedging transactions will be effective.

Foreign currency forward contracts do not eliminate movements in the value of non-U.S. currencies and securities but rather allow the fund to establish a fixed rate of exchange for a future point in time. Exchange rates may be volatile and may change quickly and unpredictably in response to both global economic developments and economic conditions in a geographic region in which the fund or the Underlying Index invests. In addition, the fund’s exposure to the currencies may not be fully hedged at all times. At certain times, the fund may use an optimized hedging strategy and will hedge a smaller number of currencies to reduce hedging costs. In addition, because the fund’s currency hedge generally is reset on a monthly basis, currency risk can develop or increase intra month. Furthermore, while the fund is designed to hedge against currency fluctuations, it is possible that a degree of currency exposure may remain even at the time a hedging transaction is implemented. As a result, the fund may not be able to structure its hedging transactions as anticipated or its hedging transactions may not successfully reduce the currency risk included in the fund’s portfolio.

The effectiveness of the fund’s currency hedging strategy will in general be affected by the volatility of both the Underlying Index and the volatility of the U.S. dollar relative to the currencies to be hedged, measured on an aggregate basis. Increased volatility in either or both the Underlying Index and the U.S. dollar relative to the currencies to be hedged will generally reduce the effectiveness of the fund’s currency hedging strategy. In addition, volatility in one or more of the currencies may offset stability in another currency and reduce the overall effectiveness of the hedges. The effectiveness of the fund’s currency hedging strategy may also in general be affected by interest rates. Significant differences between U.S. dollar interest rates and foreign currency interest rates may impact the effectiveness of the fund’s currency hedging strategy.

Currency risk (International Low Volatility High Dividend ETF). The value of investments in securities denominated in foreign currencies increases or decreases as the rates of exchange between those currencies and the U.S. dollar change. Currency conversion costs and currency fluctuations could erase investment gains or add to investment losses. Currency exchange rates can be volatile, and are affected by factors such as general economic conditions, the actions of the U.S. and foreign governments or central banks, the imposition of currency controls and speculation.

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Cybersecurity risk. Cybersecurity incidents, both intentional and unintentional, may allow an unauthorized party to gain access to fund assets, fund or customer data (including private shareholder information), or proprietary information, cause a fund, the manager, the subadvisers, Authorized Participants, the relevant listing exchange and/or their service providers (including, but not limited to, fund accountants, custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or loss of operational functionality or prevent fund investors from purchasing, redeeming or exchanging shares or receiving distributions. A fund, the manager, and the subadvisers have limited ability to prevent or mitigate cybersecurity incidents affecting third party service providers. Cybersecurity incidents may result in financial losses to the fund and its shareholders, and substantial costs may be incurred in order to prevent any future cybersecurity incidents.

Derivatives risk. Derivatives involve special risks and costs and may result in losses to the fund, even when used for hedging purposes. The fund may not fully benefit from or may lose money on forward currency transactions if changes in currency exchange rates do not occur as anticipated or do not correspond accurately to changes in the value of the fund’s holdings. The fund’s ability to use forward foreign currency transactions successfully depends on a number of factors, including the forward foreign currency transactions being available at prices that are not too costly, the availability of liquid markets and the ability of the portfolio managers to accurately predict the direction of changes in currency exchange rates. Currency exchange rates may be volatile and may be affected by, among other factors, the general economics of a country, the actions of U.S. and foreign governments or central banks, the imposition of currency controls and speculation. A security may be denominated in a currency that is different from the currency where the issuer is domiciled. The other parties to certain derivatives transactions present the same types of credit risk as issuers of fixed income securities. For example, the fund’s currency transactions are subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. Derivatives also tend to involve greater liquidity risk and they may be difficult to value. The fund may be unable to terminate or sell its derivative positions. In fact, many over-the-counter derivatives will not have liquidity beyond the counterparty to the instrument. Derivatives are generally subject to the risks applicable to the assets, rates, indices or other indicators underlying the derivative. The value of a derivative may fluctuate more than the underlying assets, rates, indices or other indicators to which it relates. Use of derivatives or similar instruments may have different tax consequences for the fund than an investment in the underlying security, and those differences may affect the amount, timing and character of income distributed to shareholders. The fund’s use of derivatives may also increase the amount of taxes payable by shareholders. Using derivatives also can have a leveraging effect which may increase investment losses and increase the fund’s volatility, which is the degree to which the fund’s share price may fluctuate within a short time period. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. The U.S. government and non-U.S. governments are in the process of adopting and implementing regulations governing derivatives markets. The ultimate impact of the regulations remains unclear. Additional regulation of derivatives may make derivatives more costly, limit their availability or utility, otherwise adversely affect their performance or disrupt markets. The fund may be exposed to additional risks as a result of the additional regulations. The extent and impact of the additional regulations are not yet fully known and may not be for some time.

Risks associated with the use of derivatives are magnified to the extent that an increased portion of the fund’s assets are committed to derivatives in general or are invested in just one type of derivative.

Dividend-paying stock risk. There is no guarantee that the issuers of the stocks held by a fund will pay dividends in the future or that, if dividends are paid, they will remain at their current levels or increase over time. Each fund’s emphasis on dividend-paying stocks could cause the fund to underperform similar funds that invest without consideration of a company’s track record of paying dividends or ability to pay dividends in the future. Dividend-paying stocks may not participate in a broad market advance to the same degree as other stocks, and a sharp rise in interest rates or economic downturn could cause a company to unexpectedly reduce or eliminate its dividend.

Exchange-traded notes (“ETNs”) risk. ETNs are not structured as investment companies and thus are not regulated under the 1940 Act. ETNs may be traded on stock exchanges and generally track specified market indexes, and their value depends on the performance of the underlying index and the credit rating of the issuer. However, there may be substantial differences between the price at which the ETN is traded and the value of the underlying index. ETNs are not collateralized by securities in underlying indexes. The issuer of an ETN is responsible for payments of principal and interest under the ETN. ETNs may be held to maturity, but there are no periodic interest payments and principal is not protected. Each fund is exposed to the risk that an ETN’s issuer will not have sufficient assets to make interest or principal payments. Unlike ETFs, ETNs are not investments in a dedicated pool of the issuer’s assets and operate more like unsecured debt. Each fund could lose some or the entire amount invested in an ETN.

Financial services sector risk (International Low Volatility High Dividend ETF). Companies in the financials sector of an economy are subject to extensive governmental regulation and intervention, which may adversely affect the scope of their activities, the prices they can charge, the amount of capital they must maintain and, potentially, their size. Governmental regulation may change frequently and may have significant adverse consequences for companies in the financials sector, including effects not intended by such regulation. The impact of more stringent capital requirements, or recent or future regulation in various countries of any individual financial company or of the financials sector as a whole, cannot be predicted. Certain risks may impact the value of investments in the financials sector more severely than those of investments outside this sector, including the risks associated with companies that operate with substantial financial leverage. Companies in the financials sector may also be adversely affected by increases in interest rates and loan losses, decreases in the availability of money or asset valuations, credit rating downgrades and adverse conditions in other related markets. Insurance companies, in particular, may be subject to severe price competition and/or rate regulation, which may have an adverse impact on their profitability. The financials sector is particularly sensitive to fluctuations in interest rates. The financials sector is also a target for cyber attacks, and may experience technology malfunctions and disruptions. In recent years, cyber attacks and technology failures have become increasingly frequent in this sector and have reportedly caused losses to companies in this sector, which may

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negatively impact a fund. Interconnectedness or interdependence among financial services companies increases the risk that the financial distress or failure of one financial services company may materially and adversely affect a number of other financial services companies.

Foreign investments risk (International Low Volatility High Dividend ETF). A fund’s investments in securities of foreign issuers or issuers with significant exposure to foreign markets involve additional risk. Foreign countries in which a fund may invest may have markets that are less liquid, less regulated and more volatile than U.S. markets. The value of a fund’s investments may decline because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable or unsuccessful government actions, reduction of government or central bank support and political or financial instability. Lack of information may also affect the value of these securities.

The value of a fund’s foreign investments may also be affected by foreign tax laws, special U.S. tax considerations and restrictions on receiving the investment proceeds from a foreign country. Dividends or interest on, or proceeds from the sale or disposition of, foreign securities may be subject to non-U.S. withholding or other taxes. Foreign investments may also be adversely affected by U.S. government or international economic sanctions, which could eliminate the value of an investment.

In some foreign countries, less information is available about issuers and markets because of less rigorous accounting and regulatory standards than in the United States. It may be difficult for a fund to pursue claims against a foreign issuer in the courts of a foreign country. Some securities issued by non-U.S. governments or their subdivisions, agencies and instrumentalities may not be backed by the full faith and credit of such governments. Even where a security is backed by the full faith and credit of a government, it may be difficult for a fund to pursue its rights against the government. Some non-U.S. governments have defaulted on principal and interest payments, and more may do so. In certain foreign markets, settlement and clearance procedures may result in delays in payment for or delivery of securities not typically associated with settlement and clearance of U.S. investments.

The risks of foreign investments are heightened when investing in issuers in emerging market countries.

Index-based ETF risk. Investing in an index ETF will give the fund exposure to the securities comprising the index on which the ETF is based and will expose the fund to risks similar to those of investing directly in those securities. Unlike shares of typical mutual funds or unit investment trusts, shares of index-based ETFs are traded on an exchange and may trade throughout a trading day. Index-based ETFs are bought and sold based on market values and not at net asset value, and therefore, may trade at either a premium or discount to net asset value. The fund expects to generally gain or lose value on holdings of an index-based ETF consistent with the performance of the index on which the ETF is based. The fund will indirectly bear its proportionate share of the management fees and other expenses that are charged by the ETF in addition to the management fees and other expenses paid by each fund. Each fund will also pay brokerage commissions in connection with the purchase and sale of shares of ETFs.

Index-related risk. Solactive AG serves as the index administrator for the Underlying Index. Solactive AG serves as the calculation agent for the Underlying Index. The fund seeks to achieve a return which corresponds generally to the price and yield performance, before fees and expenses, of its Underlying Index as published by Solactive AG. There is no assurance that Solactive AG or any agents that may act on its behalf will compile the Underlying Index accurately, or that the Underlying Index will be determined, composed or calculated accurately. While the index administrator provides descriptions of what the Underlying Index is designed to achieve, neither the index administrator nor its agents provide any warranty or accept any liability in relation to the quality, accuracy or completeness of the Underlying Index or the related data, and they do not guarantee that the Underlying Index will be in line with QS Investors’ methodology. QS Investors’ mandate as described in this Prospectus is to manage the fund consistently with the Underlying Index provided by the index administrator. Consequently, QS Investors does not provide any warranty or guarantee against the calculation agent’s or others’ errors. Errors in respect of the quality, accuracy and completeness of the data used to compile each Underlying Index may occur from time to time and may not be identified and corrected by the index administrator for a period of time or at all, particularly where the indices are less commonly used as benchmarks by funds or managers. Therefore, gains, losses or costs associated with errors of the index administrator or its agents will generally be borne by the fund and its shareholders. For example, during a period where the fund’s Underlying Index contains incorrect constituents, the fund would have market exposure to such constituents and would be underexposed to the Underlying Index’s other constituents. Such errors may negatively or positively impact the fund and its shareholders. Any gains due to the index administrator’s or others’ errors will be kept by the fund and its shareholders and any losses resulting from the index administrator’s or others’ errors will be borne by the fund and its shareholders.

Apart from scheduled rebalances, the index administrator or its agents may carry out additional ad hoc rebalances to the Underlying Index in order, for example, to correct an error in the selection of index constituents. When the Underlying Index of the fund is rebalanced and the fund in turn rebalances its portfolio to attempt to increase the correlation between the fund’s portfolio and the Underlying Index, any transaction costs and market exposure arising from such portfolio rebalancing will be borne directly by the fund and its shareholders. Therefore, errors and additional ad hoc rebalances carried out by the index administrator to the Underlying Index may increase the fund’s costs and tracking error risk, which is the risk that the fund’s returns may not track those of the Underlying Index.

If the Underlying Index includes the securities of the listed parent company of the manager or the subadviser or another issuer that is affiliated with the manager or the subadviser, or the securities of an issuer that the fund may not hold for other legal or regulatory reasons, the fund will generally not be able to purchase that security. The exclusion of such security may cause performance to vary from that of the Underlying Index.

Index sampling risk. A fund may not fully replicate its Underlying Index (including for operational reasons or due to costs of access to a market) and may hold securities not included in the Underlying Index. As a result, the fund is subject to the risk that QS Investors’ investment strategy, the implementation of which is subject to a number of constraints, may not produce the intended results.

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Issuer risk. The market price of a security can go up or down more than the market as a whole and can perform differently from the value of the market as a whole, due to factors specifically relating to the security’s issuer, such as disappointing earnings reports by the issuer, unsuccessful products or services, loss of major customers, changes in management, corporate actions, negative perception in the marketplace, major litigation against the issuer or changes in government regulations affecting the issuer or the competitive environment. The fund may experience a substantial or complete loss on an individual security.

Large capitalization company risk. Large capitalization companies may fall out of favor with investors based on market and economic conditions. In addition, larger companies may not be able to attain the high growth rates of successful smaller companies and may be less capable of responding quickly to competitive challenges and industry changes. As a result, the fund’s value may not rise as much as, or may fall more than, the value of funds that focus on companies with smaller market capitalizations.

Leverage risk. The value of your investment may be more volatile if a fund borrows or uses instruments, such as derivatives, that have a leveraging effect on the fund’s portfolio. Other risks described in the Prospectus also will be compounded because leverage generally magnifies the effect of a change in the value of an asset and creates a risk of loss of value on a larger pool of assets than the fund would otherwise have had. The fund may also have to sell assets at inopportune times to satisfy its obligations. The use of leverage is considered to be a speculative investment practice and may result in the loss of a substantial amount, and possibly all, of a fund’s assets. In addition, a fund’s portfolio will be leveraged if it exercises its right to delay payment on a redemption, and losses will result if the value of a fund’s assets declines between the time a redemption request is deemed to be received by a fund and the time a fund liquidates assets to meet redemption requests.

Liquidity risk. Liquidity risk exists when particular investments are impossible or difficult to sell. Although most of the funds’ investments must be liquid at the time of investment, investments may become illiquid after purchase by a fund, particularly during periods of market turmoil. Markets may become illiquid when, for instance, there are few, if any, interested buyers or sellers or when dealers are unwilling or unable to make a market for certain securities. As a general matter, dealers recently have been less willing to make markets for fixed income securities. When a fund holds illiquid investments, the portfolio may be harder to value, especially in changing markets, and if a fund is forced to sell these investments to meet redemption requests or for other cash needs, the fund may suffer a loss. A fund may experience heavy redemptions that could cause the fund to liquidate its assets at inopportune times or at a loss or depressed value, which could cause the value of your investment to decline. In addition, when there is illiquidity in the market for certain investments, a fund, due to limitations on illiquid investments, may be unable to achieve its desired level of exposure to a certain sector.

Market events risk. In the past decade financial markets throughout the world have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. Governmental and non-governmental issuers have defaulted on, or been forced to restructure, their debts. These conditions may continue, recur, worsen or spread. Events that have contributed to these market conditions include, but are not limited to, major cybersecurity events; geopolitical events (including wars and terror attacks); measures to address budget deficits; downgrading of sovereign debt; changes in oil and commodity prices; dramatic changes in currency exchange rates; and public sentiment.

U.S. and non-U.S. governments and central banks have provided significant support to financial markets, including by keeping interest rates at historically low levels. The U.S. Federal Reserve is reducing its market support activities and has begun raising interest rates. Certain non-U.S. governments and central banks have implemented or may implement so-called negative rates (e.g., charging depositors who keep their cash at a bank) to spur economic growth. Further Federal Reserve or other U.S. or non-U.S. governmental or central bank actions, including interest rate increases or contrary actions by different governments, could negatively affect financial markets generally, increase market volatility and reduce the value and liquidity of securities in which a fund invests.

Policy and legislative changes in the United States and in other countries and other events affecting global markets, such as the United Kingdom’s expected exit from the European Union (or Brexit), are affecting many aspects of financial regulation and may in some instances contribute to decreased liquidity and increased volatility in the financial markets. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time.

Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, terrorism, natural disasters and other circumstances in one country or region could have profound impacts on global economies or markets. As a result, whether or not a fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of a fund’s investments may be negatively affected.

Market sector risk. The fund may be significantly overweight or underweight in certain companies, industries or market sectors, which (when overweight) may cause the fund’s performance to be more sensitive to developments affecting those companies, industries or market sectors.

Market trading risk.

Absence of active market. Although shares of the fund are listed for trading on one or more stock exchanges, there can be no assurance that an active trading market for such shares will develop or be maintained by market makers or Authorized Participants. Authorized Participants are not obligated to execute purchase or redemption orders for Creation Units. In periods of market volatility, market makers and/or Authorized Participants may be less willing to transact in fund shares. The absence of an active market for the fund’s shares may contribute to the fund’s shares trading at a premium or discount to NAV.

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Risk of secondary listings. The fund’s shares may be listed or traded on U.S. and non-U.S. stock exchanges other than the U.S. stock exchange where the fund’s primary listing is maintained, and may otherwise be made available to non-U.S. investors through funds or structured investment vehicles similar to depositary receipts. There can be no assurance that the fund’s shares will continue to trade on any such stock exchange or in any market or that the fund’s shares will continue to meet the requirements for listing or trading on any exchange or in any market. The fund’s shares may be less actively traded in certain markets than in others, and investors are subject to the execution and settlement risks and market standards of the market where they or their broker direct their trades for execution. Certain information available to investors who trade fund shares on a U.S. stock exchange during regular U.S. market hours may not be available to investors who trade in other markets, which may result in secondary market prices in such markets being less efficient.

Secondary market trading risk. Shares of the fund may trade in the secondary market at times when the fund does not accept orders to purchase or redeem shares. At such times, shares may trade in the secondary market with more significant premiums or discounts than might be experienced at times when the fund accepts purchase and redemption orders.

Secondary market trading in fund shares may be halted by a stock exchange because of market conditions or for other reasons. In addition, trading in fund shares on a stock exchange or in any market may be subject to trading halts caused by extraordinary market volatility pursuant to “circuit breaker” rules on the stock exchange or market.

Shares of the fund, similar to shares of other issuers listed on a stock exchange, may be sold short and are therefore subject to the risk of increased volatility and price decreases associated with being sold short.

Shares of the fund may trade at prices other than NAV. Shares of the fund trade on stock exchanges at prices at, above or below the fund’s most recent net asset value. The net asset value of the fund is calculated at the end of each business day and fluctuates with changes in the market value of the fund’s holdings. The trading price of the fund’s shares fluctuates continuously throughout trading hours based on both market supply of and demand for fund shares and the underlying value of the fund’s portfolio holdings or net asset value. As a result, the trading prices of the fund’s shares may deviate significantly from net asset value during periods of market volatility, including during periods of high redemption requests or other unusual market conditions. ANY OF THESE FACTORS, AMONG OTHERS, MAY LEAD TO THE FUND’S SHARES TRADING AT A PREMIUM OR DISCOUNT TO NET ASSET VALUE. However, because shares can be created and redeemed in Creation Units at net asset value, the subadviser believes that large discounts or premiums to the net asset value of the fund are not likely to be sustained over the long term (unlike shares of many closed-end funds, which frequently trade at appreciable discounts from, and sometimes at premiums to, their net asset values). While the creation/redemption feature is designed to make it more likely that the fund’s shares normally will trade on stock exchanges at prices close to the fund’s next calculated net asset value, exchange prices are not expected to correlate exactly with the fund’s net asset value due to timing reasons, supply and demand imbalances and other factors. In addition, disruptions to creations and redemptions, including disruptions at market makers, Authorized Participants, or market participants, or during periods of significant market volatility, may result in trading prices for shares of the fund that differ significantly from its net asset value. Authorized Participants may be less willing to create or redeem fund shares if there is a lack of an active market for such shares or its underlying investments, which may contribute to the fund’s shares trading at a discount to net asset value.

Costs of buying or selling fund shares. Buying or selling fund shares on an exchange involves two types of costs that apply to all securities transactions. When buying or selling shares of the fund through a broker, you will likely incur a brokerage commission and other charges. In addition, you may incur the cost of the “spread”; that is, the difference between what investors are willing to pay for fund shares (the “bid” price) and the price at which they are willing to sell fund shares (the “ask” price). There may also be regulatory and other charges that are incurred as a result of trading activity. The spread varies over time for shares of the fund based on trading volume and market liquidity, and is generally narrower if the fund has more trading volume and market liquidity and wider if the fund has less trading volume and market liquidity. In addition, increased market volatility may cause increased spreads. Because of the costs inherent in buying or selling fund shares, frequent trading may detract significantly from investment results and an investment in fund shares may not be advisable for investors who anticipate regularly trading in fund shares.

National closed market trading risk (International Low Volatility High Dividend ETF). Where the underlying securities held by a fund trade on foreign exchanges that are closed when the securities exchange on which the fund’s shares trade is open, there are likely to be deviations between the current price of such an underlying security and the last quoted price for the underlying security (i.e., the fund’s quote from the closed foreign market), resulting in premiums or discounts to the fund’s net asset value that may be greater than those experienced by other ETFs.

Operational risk. Your ability to transact with a fund or the valuation of your investment may be negatively impacted because of the operational risks arising from factors such as processing errors and human errors, inadequate or failed internal or external processes, failures in systems and technology, changes in personnel, and errors caused by third party service providers or trading counterparties. It is not possible to identify all of the operational risks that may affect a fund or to develop processes and controls that completely eliminate or mitigate the occurrence of such failures. A fund and its shareholders could be negatively impacted as a result.
Passive investment risk. Each fund uses an indexing strategy and invests in securities included in or representative of its Underlying Index regardless of their investment merit. The fund is not actively managed and does not attempt to use defensive strategies or reduce the effects of any long-term periods of poor stock performance. The fund’s expenses, changes in securities markets, changes in the composition of the Underlying Index, the performance of the fund’s derivative positions (if any) and the timing of purchases and redemptions of fund shares may affect the correlation between fund and Underlying Index performance. The fund may not perform as well as other investments if, among other things, the Underlying Index declines or performs poorly relative to other related indexes or individual securities or the securities issued by companies that

Legg Mason Equity ETFs	25

comprise the Underlying Index fall out of favor with investors. Market disruptions and regulatory restrictions could have an adverse effect on the fund’s ability to adjust its exposure to the required levels in order to track the Underlying Index. The Underlying Index is relatively new and has limited performance history.

General risks of real estate-related investments. Real estate-related investments are subject to varying degrees of risk. Real estate values are affected by a number of factors, including (i) changes in the general economic climate (such as changes in interest rates), (ii) local real estate conditions (such as an oversupply of space or a reduction in demand for space), (iii) the quality and philosophy of management of the real estate-related company, (iv) competition (such as competition based on rental rates), (v) specific features of properties (such as location), (vi) financial condition of tenants, buyers and sellers of properties, (vii) quality of maintenance, insurance and management services, (viii) changes in operating costs, (ix) government regulations (including those governing usage, improvements, zoning and taxes), (x) the availability of financing and (xi) potential liability under environmental and other laws (such as successor liability if investing in existing entities). Real estate-related investments are speculative in nature and may be illiquid in nature. Investing in real estate investment trusts (“REITs”) involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. REITs usually charge management fees, which may result in layering the fees paid by the fund.

Small and medium capitalization company risk. The fund will be exposed to additional risks as a result of its investments in the securities of small and medium capitalization companies. Small and medium capitalization companies may fall out of favor with investors; may have limited product lines, operating histories, markets or financial resources; or may be dependent upon a limited management group. The prices of securities of small and medium capitalization companies generally are more volatile than those of large capitalization companies and are more likely to be adversely affected than large capitalization companies by changes in earnings results and investor expectations or poor economic or market conditions, including those experienced during a recession. Securities of small and medium capitalization companies may underperform large capitalization companies, may be harder to sell at times and at prices the portfolio managers believe appropriate and may have greater potential for losses.

Stock market and equity securities risk. The stock markets are volatile and the market prices of a fund’s equity securities may decline generally. Equity securities may have greater price volatility than other asset classes, such as fixed income securities, and may fluctuate in price based on actual or perceived changes in a company’s financial condition and overall market and economic conditions and perceptions. If the market prices of the equity securities owned by a fund fall, the value of your investment in the fund will decline.

Tracking error risk. Tracking error is the divergence of the fund’s performance from that of its Underlying Index. The fund’s portfolio composition and performance may not match, and may vary substantially from, that of the Underlying Index for any period of time, in part because there may be a delay in the fund’s implementation of any changes to the composition of the Underlying Index. Tracking error may also occur because of pricing differences, transaction costs, differences in accrual of distributions, tax gains or losses, or the need to meet new or existing regulatory requirements. Unlike the fund, the returns of an Underlying Index are not reduced by investment and other operating expenses, including the trading costs associated with implementing changes to its portfolio of investments. Tracking error risk may be heightened during times of market volatility or other unusual market conditions. Because the Underlying Index is not subject to the tax diversification requirements to which the fund must adhere, the fund may be required to deviate its investments from the securities and relative weightings of the Underlying Index. For tax efficiency purposes, the fund may sell certain securities to realize losses, which will result in a deviation from the Underlying Index.

Trading issues risk. Trading in shares of the fund on CBOE BZK and NASDAQ (each, an “Exchange”) may be halted due to market conditions or for reasons that, in the view of an Exchange, make trading in shares inadvisable. In addition, trading in shares on an Exchange is subject to trading halts caused by extraordinary market volatility pursuant to an Exchange’s “circuit breaker” rules. There can be no assurance that the requirements of an Exchange necessary to maintain the listing of the fund will continue to be met or will remain unchanged.

Utilities sector risk. Investments in utilities companies involve special considerations, including the risk of changing commodity prices, government regulation and oversight, increased tariffs, changes in tax laws, interest rate fluctuations and changes in the cost of providing utility services. The utilities sector is also subject to potential terrorist attacks, natural disasters and severe weather conditions, as well as regulatory and operational burdens associated with the operation and maintenance of facilities. Government regulators monitor and control utility revenues and costs, and therefore may limit utility profits. In certain countries, regulatory authorities may also restrict a company’s access to new markets, thereby diminishing the company’s long-term prospects. The deregulation of certain utility companies may eliminate restrictions on profits but may also subject these companies to greater risks of loss.

The electric utility industry consists of companies that are engaged principally in the generation, transmission and sale of electric energy, although many also provide other energy-related services. In the past, electric utility companies, in general, have been favorably affected by lower fuel and financing costs and the full or near completion of major construction programs. In addition, many of these companies have generated cash flows in excess of current operating expenses and construction expenditures, permitting some degree of diversification into unregulated businesses. Some electric utilities have also taken advantage of the right to sell power outside of their traditional geographic areas. Electric utility companies have historically been subject to the risks associated with increases in fuel and other operating costs, high interest costs on borrowings needed for capital construction programs, costs associated with compliance with environmental and safety regulations and changes in the regulatory climate. As interest rates declined, many utilities refinanced high cost debt and in doing so improved their fixed charges coverage. Regulators, however, lowered allowed rates of return as interest rates declined and thereby caused the benefits of the rate declines to be shared wholly or in part with customers. In a period of rising interest rates, the allowed rates of return may not keep pace with the utilities’ increased costs. The construction and operation of

26	Legg Mason Equity ETFs

nuclear power facilities are subject to strict scrutiny by, and evolving regulations of, the Nuclear Regulatory Commission and state agencies that have comparable jurisdiction. Strict scrutiny might result in higher operating costs and higher capital expenditures, with the risk that the regulators may disallow inclusion of these costs in rate authorizations or the risk that a company may not be permitted to operate or complete construction of a facility. In addition, operators of nuclear power plants may be subject to significant costs for disposal of nuclear fuel and for decommissioning such plants.

Gas transmission companies and gas distribution companies are undergoing significant changes. In the United States, interstate transmission companies are regulated by the Federal Energy Regulatory Commission, which is reducing its regulation of the industry. Many companies have diversified into oil and gas exploration and development, making returns more sensitive to energy prices. In the recent decade, gas utility companies have been adversely affected by disruptions in the oil industry and have also been affected by increased concentration and competition. Natural gas is the cleanest of the hydrocarbon fuels, and this may result in incremental shifts in fuel consumption toward natural gas and away from oil and coal, even for electricity generation. However, technological or regulatory changes within the industry may delay or prevent this result.

Valuation risk. Many factors may influence the price at which the fund could sell any particular portfolio investment. The sales price may well differ—higher or lower—from the fund’s last valuation, and such differences could be significant, particularly for illiquid securities and securities that trade in relatively thin markets and/or markets that experience extreme volatility. If market conditions make it difficult to value some investments, the fund may value these investments using more subjective methods, such as fair value methodologies. Valuation methodologies may be further impacted by technological issues and/or errors by pricing vendors or their personnel. Authorized Participants who purchase or redeem fund shares on days when the fund is holding fair-valued securities may receive fewer or more shares, or lower or higher redemption proceeds, than they would have received if the fund had not fair-valued securities or had used a different valuation methodology. The value of foreign securities, certain fixed income securities and currencies, as applicable, may be materially affected by events after the close of the markets in which they are traded, but before the fund determines its net asset value. The fund’s ability to value its investments may be impacted by technological issues and/or errors by pricing services or other third party service providers.

Volatility risk. The value of the securities or other assets in a fund’s portfolio may fluctuate, sometimes rapidly and unpredictably. The value of a security or other asset may fluctuate due to factors affecting markets generally or particular industries. The value of a security may also be more volatile than the market as a whole. This volatility may affect the fund’s net asset value. Although the Underlying Index’s models were created to invest in stocks that exhibit low volatility characteristics, there is no guarantee that these models and strategies will be successful. Securities or other assets in the fund’s portfolio may be subject to price volatility and the prices may not be any less volatile than the market as a whole and could be more volatile. Events or financial circumstances affecting individual securities or sectors may increase the volatility of the fund.

Please note that there are other factors that could adversely affect your investment and that could prevent a fund from achieving its investment objective. More information about risks appears in the SAI. Before investing, you should carefully consider the risks that you will assume.

Portfolio holdings

On each business day, each fund will disclose on www.leggmason.com/etfproducts (click on the name of the fund) the identities and quantities of each fund’s portfolio holdings and other assets held by a fund that will form the basis for each fund’s calculation of its net asset value per share at the end of the business day. A description of the fund’s policies and procedures with respect to the disclosure of its portfolio holdings is available in the SAI.

Tax advantaged product structure

Unlike many conventional mutual funds which are only bought and sold at closing NAVs, the shares of each fund have been designed to be created and redeemed principally in-kind (although under some circumstances its shares are created and redeemed partially for cash) in Creation Units at each day’s market close. These in-kind arrangements are designed to mitigate adverse effects on the fund’s portfolio that could arise from frequent cash purchase and redemption transactions that affect the NAV of the fund. Moreover, in contrast to conventional mutual funds, where frequent redemptions can have an adverse tax impact on taxable shareholders because of the need to sell portfolio securities—which, in turn, may generate taxable gain—the in-kind redemption mechanism of the funds, to the extent used, generally is not expected to lead to a tax event for shareholders whose shares are not being redeemed or sold.

Legg Mason Equity ETFs	27

More on fund management

Legg Mason Partners Fund Advisor, LLC (“LMPFA” or the “manager”) is each fund’s investment manager. LMPFA, with offices at 620 Eighth Avenue, New York, New York 10018, also serves as the investment manager of other Legg Mason-sponsored funds. LMPFA provides administrative and certain oversight services to the funds. As of December 31, 2018, LMPFA’s total assets under management were approximately $184.8 billion.

QS Investors, LLC (“QS Investors” or the “subadviser”) provides the day-to-day portfolio management of each fund, except for the management of a certain portion of the funds’ cash and short-term instruments that is allocated to Western Asset Management Company, LLC (formerly known as Western Asset Management Company) (“Western Asset”). QS Investors has offices at 880 Third Avenue, 7th Floor, New York, New York 10022. QS Investors provides asset management services primarily for institutional accounts, such as corporate pension and profit sharing plans; endowments and foundations; investment companies (including mutual funds); and state, municipal and foreign governmental entities. As of December 31, 2018, QS Investors had assets under management of $17.9 billion.

Western Asset manages the portion of each fund’s cash and short-term instruments allocated to it. Western Asset, established in 1971, has offices at 385 East Colorado Boulevard, Pasadena, California 91101 and 620 Eighth Avenue, New York, New York 10018. Western Asset acts as investment adviser to institutional accounts, such as corporate pension plans, mutual funds and endowment funds. As of December 31, 2018, the total assets under management of Western Asset and its supervised affiliates were approximately $424.5 billion.

LMPFA, QS Investors and Western Asset are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”). Legg Mason, whose principal executive offices are at 100 International Drive, Baltimore, Maryland 21202, is a global asset management company. As of December 31, 2018, Legg Mason’s asset management operations had aggregate assets under management of approximately $727.2 billion.

Portfolio managers

Russell Shtern, CFA, and Michael LaBella, CFA, have served as International Low Volatility High Dividend ETF’s portfolio managers since 2016. Robert Wang, Russell Shtern, CFA, and Michael LaBella, CFA, have served as Low Volatility High Dividend ETF’s portfolio managers since 2015.

Mr. Wang is Head of Portfolio Management at QS Investors . He was formerly head of Quantitative Strategies Portfolio Management for Deutsche Asset Management’s Quantitative Strategies Group and senior fixed income portfolio manager from 1995 to 2010. Prior to joining Deutsche Asset Management, he spent 13 years at J.P. Morgan and Co. trading fixed income, derivatives and foreign exchange products. Mr. Wang has a B.S. from The Wharton School of the University of Pennsylvania.

Mr. Shtern is Head of Global Equity Portfolio Management at QS Investors. He was formerly portfolio manager for Diversification Based Investing Equity and Tax Managed Equity for Deutsche Asset Management’s Quantitative Strategies Group, from 2003 to 2010. Prior to this he spent three years at Deutsche Bank Securities supporting equity derivatives and global program trading desks. He has a B.B.A. from Pace University.

Mr. LaBella is Head of Global Equity Strategy at QS Investors. He was at Deutsche Bank from 2005 to 2010, where he served as a portfolio manager for the Quantitative Strategies Group and as an institutional sales trader in the Corporate and Investment Bank. He has a B.S. in Financial Economics from Binghamton University.

The SAI provides information about the compensation of the portfolio managers, other accounts managed by the portfolio managers and any fund shares held by the portfolio managers.

Management fee

Pursuant to the Management Agreement and subject to the general supervision of the Board, LMPFA provides or causes to be furnished all investment management, supervisory, administrative and other services reasonably necessary for the operation of the fund, including certain distribution services (provided pursuant to a separate distribution agreement) and investment advisory services (provided pursuant to separate subadvisory agreements) under a unitary fee structure. Each fund is responsible for paying interest expenses, taxes, brokerage expenses, future 12b-1 fees (if any), acquired fund fees and expenses, extraordinary expenses and the management fee payable to LMPFA under the Management Agreement.

Each fund pays management fees as follows:

Fund	Management Fee (% of average daily net assets)
International Low Volatility High Dividend ETF	0.40
Low Volatility High Dividend ETF	0.27

For the fiscal year ended October 31, 2018, each of the following funds paid LMPFA an effective management fee equal to the following percentages of the fund’s average daily net assets for management services:

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Fund	Effective Management Fee (%)
International Low Volatility High Dividend ETF	0.40%
Low Volatility High Dividend ETF	0.27%

A discussion regarding the basis for the Board’s approval of the management agreement and subadvisory agreements for International Low Volatility High Dividend ETF is available in the fund’s Semi-Annual Report for the period ended April 30, 2018.

A discussion regarding the basis for the Board’s approval of the management agreement and subadvisory agreements for Low Volatility High Dividend ETF is available in the fund’s Semi-Annual Report for the period ended April 30, 2018.

Additional information

Each fund enters into contractual arrangements with various parties, including, among others, each fund’s investment manager and the subadvisers, who provide services to the funds. Shareholders are not parties to, or intended (or “third-party”) beneficiaries of, those contractual arrangements.

This Prospectus and the SAI provide information concerning each fund that you should consider in determining whether to purchase shares of a fund. A fund may make changes to this information from time to time. Neither this Prospectus nor the SAI is intended to give rise to any contract rights or other rights in any shareholder, other than rights conferred by federal or state securities laws.

Distribution

Legg Mason Investor Services, LLC (“LMIS”), 100 International Drive, Baltimore, Maryland 21202, serves as the distributor of Creation Units for the fund on an agency basis. LMIS does not maintain a secondary market in the funds’ shares. LMIS has no role in determining the fund’s policies or the securities that are purchased or sold by the funds.

The Board has adopted a distribution and service plan (“Plan”) pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended. Under the Plan, each fund is authorized to pay distribution fees in connection with the sale and distribution of its shares and pay service fees in connection with the provision of ongoing services to shareholders of the fund and the maintenance of shareholder accounts in an amount up to 0.25% of its average daily net assets each year. No Rule 12b-1 fees are currently paid by the funds, and there are no current plans to impose these fees.

Additional payments

Legg Mason or its affiliates make payments to broker-dealers, registered investment advisers, banks or other intermediaries (together, “intermediaries”) related to marketing activities and presentations, educational training programs, conferences, the development of technology platforms and reporting systems, or their making shares of the funds available to their customers generally and in certain investment programs. Such payments, which may be significant to the intermediary, are not made by the funds. Rather, such payments are made by Legg Mason or its affiliates from their own resources, which come directly or indirectly in part from fees paid by the funds. A financial intermediary may make decisions about which investment options it recommends or makes available, or the level of services provided, to its customers based on the payments it is eligible to receive. Therefore, such payments to an intermediary create conflicts of interest between the intermediary and its customers and may cause the intermediary to recommend the funds over another investment. More information regarding these payments is contained in the funds’ SAI. Please contact your salesperson or other investment professional for more information regarding any such payments his or her firm may receive from Legg Mason or its affiliates.

Legg Mason Equity ETFs	29

Shareholder information

Additional shareholder information, including how to buy and sell shares of the funds, is available free of charge by calling toll-free: 1-877-721-1926 or visiting our website at www.leggmason.com/etfliterature.

Purchasing and selling shares

Shares of a fund may be acquired or redeemed directly from the fund only in Creation Units or multiples thereof, as discussed in the “Creations and redemptions” section of this Prospectus. Only an Authorized Participant (as defined in the “Creations and redemptions” section) may engage in creation or redemption transactions directly with a fund. Once created, shares of the funds generally trade in the secondary market in amounts less than a Creation Unit.

Shares of each fund are listed for trading on the secondary market on CBOE BZK (for International Low Volatility High Dividend ETF) and NASDAQ (for Low Volatility High Dividend ETF). Shares can be bought and sold throughout the trading day like other publicly traded shares. There is no minimum investment. Although shares are generally purchased and sold in “round lots” of 100 shares, brokerage firms typically permit investors to purchase or sell shares in smaller “odd lots” at no per-share price differential. The funds’ shares trade on CBOE BZK (for International Low Volatility High Dividend ETF) and NASDAQ (for Low Volatility High Dividend ETF) as follows:

Fund	Ticker Symbol
International Low Volatility High Dividend ETF	LVHI
Low Volatility High Dividend ETF	LVHD

Share prices are reported in dollars and cents per share

Buying or selling fund shares on an exchange or other secondary market involves two types of costs that may apply to all securities transactions. When buying or selling shares of a fund through a broker, you may incur a brokerage commission and other charges. The commission is frequently a fixed amount and may be a significant proportional cost for investors seeking to buy or sell small amounts of shares. In addition, you may incur the cost of the “spread,” that is, any difference between the bid price and the ask price. The spread varies over time for shares of a fund based on the fund’s trading volume and market liquidity, and is generally lower if the fund has high trading volume and market liquidity, and higher if the fund has little trading volume and market liquidity (which is often the case for funds that are newly launched or small in size). A fund’s spread may also be impacted by the liquidity of the underlying securities held by the fund, particularly for newly launched or smaller funds or in instances of significant volatility of the underlying securities.

Authorized Participants may acquire shares directly from the funds and may tender their shares for redemption directly to the funds, at net asset value per share only in Creation Units.

The funds’ primary listing exchange is CBOE BZK (for International Low Volatility High Dividend ETF) and NASDAQ (for Low Volatility High Dividend ETF). CBOE BZK (for International Low Volatility High Dividend ETF) and NASDAQ (for Low Volatility High Dividend ETF) are open for trading Monday through Friday and is closed on weekends and the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Section 12(d)(1) of the 1940 Act restricts investments by investment companies in the securities of other investment companies. Registered investment companies are permitted to invest in the funds beyond the limits set forth in
Section 12(d)(1), subject to certain terms and conditions set forth in SEC rules or in an SEC exemptive order issued to the funds. In order for a registered investment company to invest in shares of the funds beyond the limitations of
Section 12(d)(1) pursuant to the exemptive relief obtained by the funds, the registered investment company (outside the Legg Mason fund family) must enter into an agreement with the funds.

Frequent purchases and redemptions of fund shares

The Board has evaluated the risks of frequent purchases and redemptions of fund shares (“market timing”) activities by the funds’ shareholders. The Board noted that the funds’ shares can only be purchased and redeemed directly from the funds in Creation Units by Authorized Participants and that the vast majority of trading in the funds’ shares occurs on the secondary market. Because the secondary market trades do not involve the funds directly, it is unlikely those trades would cause many of the harmful effects of market timing, including dilution, disruption of portfolio management, increases in the funds’ trading costs and the realization of capital gains.

With respect to trades directly with the funds, to the extent effected in-kind, those trades do not cause any of the harmful effects (as previously noted) that may result from frequent cash trades. To the extent that a fund permits or requires trades to be effected in whole or in part in cash, the Board noted that those trades could result in dilution to a fund and increased transaction costs, which could negatively impact the fund’s ability to achieve its investment objective. However, the Board noted that direct trading by Authorized Participants is critical to ensuring that the funds’ shares trade at or close to net asset value. Each fund also employs fair valuation pricing to minimize potential dilution from market timing. Each fund imposes transaction fees on in-kind purchases and redemptions of fund shares to cover the custodial and other costs incurred by the funds in effecting in-kind trades. These fees may increase if an investor substitutes cash in part or in whole for securities, reflecting the fact that a fund’s

30	Legg Mason Equity ETFs

trading costs increase in those circumstances. Given this structure, the Board determined that it is not necessary to apply policies and procedures to the funds to detect and deter market timing.

Book entry

Shares are held in book-entry form, which means that no stock certificates are issued. The Depository Trust Company (“DTC”) or its nominee is the record owner of all outstanding shares of the funds and is recognized as the owner of all shares for all purposes.

Investors owning shares are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for all shares. Participants in DTC include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of shares, you are not entitled to receive physical delivery of stock certificates or to have shares registered in your name, and you are not considered a registered owner of shares. Therefore, to exercise any right as an owner of shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other stocks that you hold in book entry or “street name” form.

Fund share trading prices

The trading prices of each fund’s shares in the secondary market generally differ from the fund’s daily net asset value and are affected by market forces such as the supply of and demand for ETF shares and underlying securities held by the fund, economic conditions and other factors. Information regarding the intraday value of shares of each fund, also known as the “intra-day indicative value” (“IIV”), is disseminated every 15 seconds throughout each trading day by the national securities exchange on which the fund’s shares are listed or by market data vendors or other information providers. The IIV is based on the current market value of the securities and/or cash required to be deposited in exchange for a Creation Unit but does not include a reduction for the fees, operating expenses or transaction costs incurred by the fund. The IIV does not necessarily reflect the precise composition of the current portfolio of securities held by a fund at a particular point in time or the best possible valuation of the current portfolio. Therefore, the IIV should not be viewed as a “real-time” update of a fund’s net asset value, which is computed only once a day. The IIV is generally determined by using both current market quotations and/or price quotations obtained from broker-dealers and other market intermediaries that may trade in the portfolio securities held by the fund. The quotations of certain fund holdings may not be updated during U.S. trading hours if such holdings do not trade in the United States and thus may not reflect the current fair value of those securities. A fund is not involved in, or responsible for, the calculation or dissemination of the IIV nor makes any representation or warranty as to its accuracy.

Calculation of net asset value

Each fund’s net asset value per share is the value of its assets minus its liabilities divided by the number of shares outstanding.

Each fund calculates its net asset value every day the New York Stock Exchange (the “NYSE”) is open. Each fund generally values its securities and other assets and calculates its net asset value as of the scheduled close of regular trading on the NYSE, normally at 4:00 p.m. (Eastern time). If the NYSE closes at a time other than the scheduled closing time, each fund will calculate its net asset value as of the scheduled closing time. The NYSE is closed on certain holidays listed in the SAI.

Valuation of the funds’ securities and other assets is performed in accordance with procedures approved by the Board. These procedures delegate most valuation functions to the manager, which generally uses independent third party pricing services approved by the Board. Under the procedures, assets are valued as follows:

•

Equity securities and certain derivative instruments that are traded on an exchange are valued at the closing price (which may be reported at a different time than the time at which the fund’s NAV is calculated) or, if that price is unavailable or deemed by the manager not representative of market value, the last sale price. Where a security is traded on more than one exchange (as is often the case overseas), the security is generally valued at the price on the exchange considered by the manager to be the primary exchange. In the case of securities not traded on an exchange, or if exchange prices are not otherwise available, the prices are typically determined by independent third party pricing services that use a variety of techniques and methodologies.

•

The valuations for fixed income securities and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of fair valuation techniques and methodologies.

•

The valuations of securities traded on foreign markets and certain fixed income securities will generally be based on prices determined as of the earlier closing time of the markets on which they primarily trade, unless a significant event has occurred. When a fund holds securities or other assets that are denominated in a foreign currency, the fund will use the currency exchange rates, generally determined as of 4:00 p.m. (London time). Foreign markets are open for trading on weekends and other days when a fund does not price its shares. Therefore, the value of a fund’s shares may change on days when you will not be able to purchase or sell the fund’s shares.

•

Investments in ETFs and closed-end funds listed on an exchange are valued at the closing sale or official closing price on that exchange. Investments in open-end funds other than ETFs are valued at the NAV per share of the class of the underlying fund held by a fund as determined on each business day.

•

If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers. When such prices or quotations are not available, or when the manager believes that they are unreliable, the manager may price securities using fair value procedures approved by the Board. These procedures permit, among other things, the use of a formula or other method that takes into

Legg Mason Equity ETFs	31

consideration market indices, yield curves and other specific adjustments to determine fair value. Fair value of a security is the amount, as determined by the manager in good faith, that a fund might reasonably expect to receive upon a current sale of the security. Each fund may also use fair value procedures if the manager determines that a significant event has occurred between the time at which a market price is determined and the time at which a fund’s net asset value is calculated.

Many factors may influence the price at which a fund could sell any particular portfolio investment. The sales price may well differ—higher or lower—from the fund’s last valuation, and such differences could be significant, particularly for securities that trade in relatively thin markets and/or markets that experience extreme volatility. Moreover, valuing securities using fair value methodologies involves greater reliance on judgment than valuing securities based on market quotations. A fund that uses fair value methodologies may value those securities higher or lower than another fund using market quotations or its own fair value methodologies to price the same securities. There can be no assurance that a fund could obtain the value assigned to a security if it were to sell the security at approximately the time at which the fund determines its net asset value.

32	Legg Mason Equity ETFs

Dividends, other distributions and taxes

Dividends and other distributions

Each fund generally distributes long-term capital gain, if any, once a year, typically in December and at such other times as are necessary.

Each fund generally pays dividends, if any, as follows:

Fund	Income dividend distributions
International Low Volatility High Dividend ETF	Quarterly
Low Volatility High Dividend ETF	Quarterly

A fund may pay additional distributions and dividends in order to avoid a federal tax.

Dividends and other distributions on shares of the funds are distributed on a pro rata basis to beneficial owners of such shares. Dividend payments are made through DTC participants and indirect participants to beneficial owners then of record with proceeds received from the funds.

The Board reserves the right to revise the dividend policy or postpone the payment of dividends if warranted in the Board’s judgment due to unusual circumstances.

Reinvestment of distributions

Distributions are paid by the funds in cash. No dividend reinvestment service is provided by the funds. Broker-dealers may make available the DTC book-entry Dividend Reinvestment Service for use by beneficial owners of the funds for reinvestment of their dividend distributions. Beneficial owners should contact their broker to determine the availability and costs of the service and the details of participation therein. Brokers may require beneficial owners to adhere to specific procedures and timetables. If this service is available and used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole shares of a fund purchased in the secondary market.

Taxes

The following discussion is very general, applies only to shareholders who are U.S. persons, and does not address shareholders subject to special rules, such as those who hold fund shares through an IRA, 401(k) plan or other tax-advantaged account. Except as specifically noted, the discussion is limited to federal income tax matters, and does not address state, local, foreign or non-income taxes. Further information regarding taxes, including certain federal income tax considerations relevant to non-U.S. persons, is included in the SAI. Because each shareholder’s circumstances are different and special tax rules may apply, you should consult your tax adviser about federal, state, local and/or foreign tax considerations that may be relevant to your particular situation.

Taxes on distributions

In general, dividends and distributions are all taxable events. Distributions of investment income that a fund reports as “qualified dividend income” may be eligible to be taxed to noncorporate shareholders at the reduced rates applicable to long-term capital gain if certain requirements are satisfied. Distributions of net capital gain reported by a fund as capital gain dividends are taxable to you as long-term capital gain regardless of how long you have owned your shares. Noncorporate shareholders ordinarily pay tax at reduced rates on long-term capital gain. Substitute payments received on fund shares that are lent out will be ineligible for being reported as qualified dividend income and for other potentially beneficial tax treatment.

You may want to avoid buying shares when a fund is about to declare a dividend or capital gain distribution because it will be taxable to you even though it may economically represent a return of a portion of your investment.

A Medicare contribution tax is imposed at the rate of 3.8% on the net investment income of U.S. individuals with income exceeding specified thresholds, and on undistributed net investment income of certain estates and trusts. Net investment income generally includes for this purpose dividends and capital gain distributions paid by the fund and gain on the redemption or exchange of fund shares.

A dividend declared by a fund in October, November or December and paid during January of the following year will, in certain circumstances, be treated as paid in December for tax purposes.

Interest received by a fund with respect to non-U.S. securities may give rise to withholding and other taxes imposed by non-U.S. countries. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes. If more than 50% of the total assets of a fund at the close of a year consists of securities of non-U.S. corporations, the fund may “pass through” to you certain non-U.S. income taxes (including withholding taxes) paid by the fund. This means that you would be considered to have received as an additional dividend your share of such non-U.S. taxes, but you may be entitled to either a corresponding tax deduction in calculating your U.S. federal taxable income, or, subject to certain limitations, a credit in calculating your U.S. federal income tax.

If you are neither a resident nor a citizen of the United States or if you are a non-U.S. entity, a fund’s ordinary income dividends (which include distributions of net short-term capital gains) will generally be subject to a 30% U.S. federal withholding tax, unless a lower treaty rate applies.

Legg Mason Equity ETFs	33

A 30% withholding tax is currently imposed on U.S.-source dividends, interest and other income items and will be imposed on proceeds from the sale of property producing U.S.-source dividends and interest paid after December 31, 2018, to (i) foreign financial institutions, including non-U.S. investment funds, unless they agree to collect and disclose to the U.S. Internal Revenue Service (“IRS”) information regarding their direct and indirect U.S. account holders and (ii) certain other foreign entities, unless they certify certain information regarding their direct and indirect U.S. owners. To avoid withholding, foreign financial institutions will need to (i) enter into agreements with the IRS that state that they will provide the IRS information, including the names, addresses and taxpayer identification numbers of direct and indirect U.S. account holders; comply with due diligence procedures with respect to the identification of U.S. accounts; report to the IRS certain information with respect to U.S. accounts maintained, agree to withhold tax on certain payments made to non-compliant foreign financial institutions or to account holders who fail to provide the required information; and determine certain other information concerning their account holders, or (ii) in the event that an applicable intergovernmental agreement and implementing legislation are adopted, provide local revenue authorities with similar account holder information. Other foreign entities may need to report the name, address, and taxpayer identification number of each substantial U.S. owner or provide certifications of no substantial U.S. ownership, unless certain exceptions apply.

If you are a resident or a citizen of the United States, by law, back-up withholding will apply to your distributions and proceeds if you have not provided a taxpayer identification number or social security number and made other required certifications.

Taxes when shares are sold

Capital gain or loss realized upon a sale of fund shares is generally treated as a long-term gain or loss if the shares have been held for more than one year. Any capital gain or loss realized upon a sale of fund shares held for one year or less is generally treated as short-term gain or loss, except that any capital loss on the sale of shares held for six months or less is treated as long-term capital loss to the extent that capital gain dividends were paid with respect to such shares. Any such capital gains, including from sales of fund shares or from capital gain dividends, are included in “net investment income” for purposes of the 3.8% U.S. federal Medicare contribution tax mentioned above.

34	Legg Mason Equity ETFs

Creations and redemptions

Prior to trading in the secondary market, shares of each fund are “created” at NAV by market makers, large investors and institutions only in block-size Creation Units or multiples thereof. The following table sets forth the number of shares of a fund that constitute a Creation Unit for that fund:

Fund	Creation unit size
International Low Volatility High Dividend ETF	60,000
Low Volatility High Dividend ETF	50,000

Each “creator” or “Authorized Participant” enters into an authorized participant agreement with LMIS, the funds’ distributor. Only an Authorized Participant may create or redeem Creation Units directly with the funds.

A creation transaction, which is subject to acceptance by LMIS, generally takes place when an Authorized Participant deposits into a fund a designated portfolio of securities (including any portion of such securities for which cash may be substituted) and a specified amount of cash approximating the holdings of the fund in exchange for a specified number of Creation Units (a “Creation Basket”). Except in limited circumstances, the composition of such portfolio will correspond pro rata to the positions in the fund’s portfolio.

Similarly, shares can be redeemed only in Creation Units, generally for a designated portfolio of securities (including any portion of such securities for which cash may be substituted) held by the fund (“Fund Securities”) and a specified amount of cash. Except in limited circumstances, the composition of such portfolio will correspond pro rata to the positions in the fund’s portfolio. Except when aggregated in Creation Units, shares are not redeemable by the funds.

The prices at which creations and redemptions occur are based on the next calculation of net asset value after a creation or redemption order is received in an acceptable form under the authorized participant agreement.

In the event of a system failure or other interruption, including disruptions at market makers or Authorized Participants, orders to purchase or redeem Creation Units either may not be executed according to a fund’s instructions or may not be executed at all, or the fund may not be able to place or change orders.

To the extent a fund engages in in-kind transactions, the fund intends to comply with the U.S. federal securities laws in accepting securities for deposit and satisfying redemptions with redemption securities by, among other means, assuring that any securities accepted for deposit and any securities used to satisfy redemption requests will be sold in transactions that would be exempt from registration under the Securities Act of 1933 (the “1933 Act”). Further, an Authorized Participant that is not a “qualified institutional buyer,” as such term is defined in Rule 144A under the 1933 Act, will not be able to receive restricted securities eligible for resale under Rule 144A.

Information about the procedures regarding creation and redemption of Creation Units (including the cut-off times for receipt of creation and redemption orders) is included in the funds’ SAI.

Because new shares may be created and issued on an ongoing basis, at any point during the life of a fund a “distribution,” as such term is used in the 1933 Act, may be occurring. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner that could render them statutory underwriters subject to the prospectus delivery and liability provisions of the 1933 Act. Any determination of whether one is an underwriter must take into account all the relevant facts and circumstances of each particular case.

Broker-dealers should also note that dealers who are not “underwriters” but are participating in a distribution (as contrasted to ordinary secondary transactions), and thus dealing with shares that are part of an “unsold allotment” within the meaning of Section 4(a)(3)(C) of the 1933 Act, would be unable to take advantage of the prospectus delivery exemption provided by Section 4(a)(3) of the 1933 Act. For delivery of prospectuses to exchange members, the prospectus delivery mechanism of Rule 153 under the 1933 Act is available only with respect to transactions on a national securities exchange.

Costs associated with creations and redemptions. Authorized Participants are charged standard creation and redemption transaction fees to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units. The standard creation and redemption transaction fees are set forth in the table below. The standard creation transaction fee is charged to the Authorized Participant on the day such Authorized Participant creates a Creation Unit, and is the same regardless of the number of Creation Units purchased by the Authorized Participant on the applicable business day. Similarly, the standard redemption transaction fee is charged to the Authorized Participant on the day such Authorized Participant redeems a Creation Unit, and is the same regardless of the number of Creation Units redeemed by the Authorized Participant on the applicable business day. Creations and redemptions for cash (when cash creations and redemptions (in whole or in part) are available or specified) are also subject to an additional charge (up to the maximum amounts shown in the table below). This charge is intended to compensate for brokerage, tax, foreign exchange, execution, market impact and other costs and expenses related to cash transactions. Investors who use the services of a broker or other financial intermediary to acquire or dispose of fund shares may pay fees for such services.

Legg Mason Equity ETFs	35

The following table shows, as of October 31, 2018, the approximate value of one Creation Unit of each fund, standard fees and maximum additional charges for creations and redemptions (as described above):

	Approximate Value of a Creation Unit ($)	Creation Unit Size	Standard Creation/ Redemption Transaction Fee ($)	Maximum Additional Charge for Creations* (%)	Maximum Additional Charge for Redemptions* (%)
International Low Volatility High Dividend ETF	1,585,200	60,000	1,000	2.0	2.0
Low Volatility High Dividend ETF	1,509,000	50,000	350	2.0	2.0

*	As a percentage of the NAV per Creation Unit, inclusive, in the case of redemptions, of the standard redemption transaction fee.

36	Legg Mason Equity ETFs

Indexes

The Underlying Indexes are created and sponsored by QS Investors, the funds’ subadviser and an affiliated person of the manager and each fund. The Underlying Indexes are the exclusive property of QS Investors. The Trust has entered into a license agreement with QS Investors to use the Underlying Indexes at no charge. QS Investors has retained Solactive AG, an unaffiliated third party, to calculate the Underlying Indexes. QS Investors has retained Solactive AG as the index administrator with respect to the Underlying Index for Low Volatility High Dividend ETF. As the index administrator, Solactive AG manages the Underlying Index for Low Volatility High Dividend ETF. Solactive AG publishes information regarding the market value of each Underlying Index.

Legg Mason Equity ETFs	37

Disclaimers

International Low Volatility High Dividend ETF

The MSCI World ex-US IMI Index (the “MSCI Index”) was used by QS Investors as the reference universe for selection of the component securities included in the Underlying Index. MSCI Inc. does not in any way sponsor, support, promote or endorse the Underlying Index or the fund. MSCI Inc. was not and is not involved in any way in the creation, calculation, maintenance or review of the Underlying Index. The MSCI Index was provided on an “as is” basis. MSCI Inc., its affiliates and any other person or entity involved in or related to compiling, computing or creating the MSCI Index (collectively, the “MSCI Parties”) expressly disclaim all warranties (including, without limitation, any warranties of originality, accuracy, completeness, timeliness, non-infringement, merchantability and fitness for a particular purpose). Without limiting any of the foregoing, in no event shall any MSCI Party have any liability for any direct, indirect, special, incidental, punitive, consequential (including without limitation lost profits) or any other damages in connection with the MSCI Indexes, the Underlying Index or the fund.

Low Volatility High Dividend ETF

The fund is not sponsored, promoted, sold or supported in any other manner by Solactive AG nor does Solactive AG offer any express or implicit guarantee or assurance either with regard to the results of using the Solactive US Broad Market Index (the “Solactive Index”) and/or Solactive Index trademark or the Solactive Index Price at any time or in any other respect. The Solactive Index is calculated and published by Solactive AG. Solactive AG uses its best efforts to ensure that the Solactive Index is calculated correctly. Irrespective of its obligations towards the fund, Solactive AG has no obligation to point out errors in the Solactive Index to third parties including but not limited to investors and/or financial intermediaries of the fund. Neither publication of the Solactive Index by Solactive AG nor the licensing of the Solactive Index or Solactive Index trademark for the purpose of use in connection with the fund constitutes a recommendation by Solactive AG to invest capital in the fund nor does it in any way represent an assurance or opinion of Solactive AG with regard to any investment in the fund.

International Low Volatility High Dividend ETF and Low Volatility High Dividend ETF

The funds are not sponsored, promoted, sold or supported in any other manner by Solactive AG nor does Solactive AG offer any express or implicit guarantee or assurance either with regard to the results of using each fund’s Underlying Index and/or Underlying Index trademark or the Underlying Index Price at any time or in any other respect. Each fund’s Underlying Index is calculated and published by Solactive AG. Solactive AG uses its best efforts to ensure that the Underlying Indexes are calculated correctly. Irrespective of its obligations towards the funds, Solactive AG has no obligation to point out errors in the Underlying Indexes to third parties including but not limited to investors and/or financial intermediaries of the funds. Neither publication of each Underlying Index by Solactive AG nor the licensing of each Underlying Index or Underlying Index trademark for the purpose of use in connection with the funds constitutes a recommendation by Solactive AG to invest capital in the funds nor does it in any way represent an assurance or opinion of Solactive AG with regard to any investment in the funds.

QS Investors does not guarantee the accuracy and/or the completeness of the Underlying Indexes or any data included therein, and QS Investors shall not have any liability for any errors, omissions or interruptions therein. QS Investors makes no warranty, express or implied, as to results to be obtained by a fund, owners of the shares of a fund or any other person or entity from the use of the Underlying Indexes or any data included therein, either in connection with a fund or for any other use. QS Investors makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Underlying Indexes or any data included therein. Without limiting any of the foregoing, in no event shall QS Investors have any liability for any special, punitive, direct, indirect or consequential damages (including lost profits) arising out of matters relating to the use of the Underlying Indexes, even if notified of the possibility of such damages.

38	Legg Mason Equity ETFs

Financial highlights

The financial highlights tables are intended to help you understand the performance of each fund for the past five years, unless otherwise noted. Total return represents the rate that a shareholder would have earned (or lost) on a fund share assuming reinvestment of all dividends and distributions. The information below, for fiscal years ended October 31, 2017 or later, has been audited by each fund’s independent registered public accounting firm, PricewaterhouseCoopers LLP, whose report, along with each fund’s financial statements, is incorporated by reference into the funds’ SAI (see back cover) and is included in each fund’s annual report. The information for the years prior to the fiscal year ended October 31, 2017 was audited by another independent registered public accounting firm. Each fund’s annual report is available upon request by calling toll-free 1-877-721-1926.

International Low Volatility High Dividend ETF

For a share of beneficial interest outstanding throughout each year ended October 31, unless otherwise noted:
	2018[1]	2017[1]	2016[1,2]

Net asset value, beginning of year	$28.19	$25.25	$25.18

Income (loss) from operations:
Net investment income	1.22	0.85	0.17
Net realized and unrealized gain (loss)	(1.65)	3.21	0.02
Total income (loss) from operations	(0.43)	4.06	0.19

Less distributions from:
Net investment income	(1.34)	(0.90)	(0.12)
Net realized gains	—	(0.22)	—
Total distributions	(1.34)	(1.12)	(0.12)

Net asset value, end of year	$26.42	$28.19	$25.25
Total return, based on NAV[3]	(1.49)%	16.35%	0.75%

Net assets, end of year (000s)	$49,144	$60,898	$3,030

Ratios to average net assets:
Gross expenses	0.40%	0.40%	0.40%[4]
Net expenses	0.40	0.40	0.40 [4]
Net investment income	4.46	3.13	2.57 [4]

Portfolio turnover rate[5]	41%	31%	18%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period July 27, 2016 (inception date) to October 31, 2016.

[3]

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. The total return calculation assumes that distributions are reinvested at NAV. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	Annualized.

[5]	Portfolio turnover excludes the value of portfolio securities received or delivered as a result of in-kind fund share transactions.

Legg Mason Equity ETFs	39

Low Volatility High Dividend ETF

For a share of beneficial interest outstanding throughout each year ended October 31, unless otherwise noted:
	2018[1]	2017[1]	2016[1,2]

Net asset value, beginning of year	$30.60	$27.55	$24.96

Income (loss) from operations:
Net investment income	1.09	1.03	0.80
Net realized and unrealized gain (loss)	(0.41)	3.03	2.26	[3]
Total income from operations	0.68	4.06	3.06

Less distributions from:
Net investment income	(1.09)	(1.01)	(0.47)
Total distributions	(1.09)	(1.01)	(0.47)

Net asset value, end of year	$30.19	$30.60	$27.55
Total return, based on NAV[4]	2.25%	14.89%	12.28%

Net assets, end of year (millions)	$578	$447	$95

Ratios to average net assets:
Gross expenses	0.27%	0.29%	0.30%[5]
Net expenses	0.27	0.29	0.30	[5]
Net investment income	3.60	3.45	3.42	[5]

Portfolio turnover rate[6]	44%	28%	48%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period December 28, 2015 (inception date) to October 31, 2016.

[3]

Calculation of the net gain per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized losses presented in the Statement of Operations due to the timing of the sales and repurchases of Fund shares in relation to fluctuating market values of the investments of the Fund.

[4]

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. The total return calculation assumes that distributions are reinvested at NAV. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]	Annualized.

[6]	Portfolio turnover excludes the value of portfolio securities received or delivered as a result of in-kind fund share transactions.

40	Legg Mason Equity ETFs

Legg Mason Equity

ETFs

Legg Mason International Low Volatility High Dividend ETF

Legg Mason Low Volatility High Dividend ETF

You may visit www.leggmason.com/etfliterature for a free copy of a Prospectus, Statement of Additional Information (“SAI”) or an Annual or Semi-Annual Report.

Shareholder reports Additional information about a fund’s investments is available in the fund’s Annual and Semi-Annual Reports to shareholders. In the fund’s Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the fund’s performance during its last fiscal year. The independent registered public accounting firm’s report and financial statements in the fund’s Annual Report are incorporated by reference into (are legally a part of) this Prospectus.

Each fund sends only one report to a household if more than one account has the same last name and same address. Contact your Service Agent or the fund if you do not want this policy to apply to you.

Statement of additional information The SAI provides more detailed information about the funds and is incorporated by reference into (is legally a part of) this Prospectus.

You can make inquiries about the funds or obtain shareholder reports or the SAI (without charge) by contacting your Service Agent, by calling the funds at 1-877-721-1926, or by writing to the funds at 100 First Stamford Place, Attn: Shareholder Services – 5th Floor, Stamford, Connecticut 06902.

Reports and other information about the funds are available on the EDGAR Database on the Securities and Exchange Commission’s Internet site at http://www.sec.gov. Copies of this information may be obtained for a duplicating fee by electronic request at the following E-mail address: publicinfo@sec.gov.

If someone makes a statement about the funds that is not in this Prospectus, you should not rely upon that information. Neither the funds nor the distributor is offering to sell shares of a fund to any person to whom the fund may not lawfully sell its shares.

(Investment Company Act

file no. 811-23096)

ETFF290642ST 03/19

Prospectus	March 1, 2019
LEGG MASON EQUITY ETFS

Legg Mason Global Infrastructure ETF

NASDAQ (Ticker Symbol): INFR

Beginning in April 2021, as permitted by regulations adopted by the Securities and Exchange Commission, the fund intends to no longer mail paper copies of the fund’s shareholder reports, unless you specifically request paper copies of the reports from your financial intermediary (such as a broker-dealer or bank). Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically (“e-delivery”), you will not be affected by this change and you need not take any action. If you have not already elected e-delivery, you may elect to receive shareholder reports and other communications from the fund electronically by contacting your financial intermediary.

You may elect to receive all future reports in paper free of charge by contacting your financial intermediary to request that you continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all Legg Mason Funds held in your account with your financial intermediary.

The Securities and Exchange Commission has not approved or disapproved these securities or determined whether this Prospectus is accurate or complete. Any statement to the contrary is a crime.
INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Investment objective

Legg Mason Global Infrastructure ETF (the “fund”) seeks to track the investment results of an index composed of infrastructure-related equity securities from global markets constructed through the application of several fundamental factors.

Fees and expenses of the fund

The accompanying table describes the fees and expenses that you may pay if you buy and hold shares of the fund. You may also incur usual and customary brokerage commissions and other charges when buying or selling shares of the fund, which are not reflected in the table. The management agreement between Legg Mason ETF Investment Trust (the “Trust”) and Legg Mason Partners Fund Advisor, LLC (“LMPFA” or the “manager”) (the “Management Agreement”) provides that LMPFA will pay all operating expenses of the fund, except interest expenses, taxes, brokerage expenses, future Rule 12b-1 fees (if any), acquired fund fees and expenses, extraordinary expenses and the management fee payable to LMPFA under the Management Agreement. LMPFA will also pay all subadvisory fees of the fund.

Shareholder fees

(fees paid directly from your investment)

None

Annual fund operating expenses (%)

(expenses that you pay each year as a percentage of the value of your investment)

Management fees	0.45

Distribution and/or service (12b-1) fees	0.00

Other expenses	None

Total annual fund operating expenses	0.45

Fees waived and/or expenses reimbursed[1]	(0.05)

Total annual fund operating expenses after waiving fees and/or reimbursing expenses[2]	0.40
[1]

The manager has agreed to waive and/or reimburse management fees so that the ratio of total annual fund operating expenses will not exceed 0.40% (subject to the same exclusions as the Management Agreement). This arrangement cannot be terminated prior to March 1, 2020 without the Board of Trustees’ consent.

[2]	Total annual fund operating expenses after waiving fees and/or reimbursing expenses have been restated to reflect current management fees and expense caps, as applicable.

Example:

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other funds. The example assumes:

•	You invest $10,000 in the fund for the time periods indicated
•	Your investment has a 5% return each year and the fund’s operating expenses remain the same

You may also incur usual and customary brokerage commissions and other charges when buying or selling shares of the fund, which are not reflected in the example.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Number of years you own your shares ($)

	1 year	3 years	5 years	10 years

Legg Mason Global Infrastructure ETF	41	139	247	563

Portfolio turnover. The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 45% of the average value of its portfolio.

2	Legg Mason Global Infrastructure ETF

Principal investment strategies

The fund seeks to track the investment results of the RARE Global Infrastructure Index (the “Underlying Index”). The Underlying Index is constructed from global infrastructure-related equity securities. The Underlying Index utilizes a proprietary methodology created and sponsored by RARE Infrastructure (North America) Pty Limited (“RARE”), the fund’s subadviser. RARE is affiliated with both LMPFA and the fund. The fund will invest at least 80% of its net assets, plus borrowings for investment purposes, if any, in securities that compose its Underlying Index. Securities that compose the Underlying Index include depositary receipts representing securities in the Underlying Index.

The Underlying Index is composed of equity securities in developed and developing markets that are included in the MSCI ACWI All Cap Index. Companies in the MSCI ACWI All Cap Index are screened to include only companies within the following Global Industry Classification Standard (GICS) sub-industries and are classified into infrastructure sectors as follows:

Utilities Infrastructure Sector	Economically Sensitive Infrastructure Sector
Electric Utilities	Airport Services
Gas Utilities	Cable & Satellite
Independent Power Producers & Energy Traders	Highways & Railtracks
Multi-Utilities	Marine Ports & Services
Renewable Electricity	Oil & Gas Storage & Transportation
Water Utilities	Railroads
Specialized Real Estate Investment Trusts (“REITs”)

The Underlying Index applies multiple screens to select securities that provide investors with exposure to securities that most closely match RARE’s definition of infrastructure. Factors used to select the securities include:

•	Market capitalization and average daily volume
•	Forward looking dividend yields
•	Operating cash flow yield

The subadviser believes that companies that score high on the screens applied by the Underlying Index should be considered high quality companies.

The infrastructure exposure score is calculated using revenue, earnings, earnings before interest, tax, depreciation and amortization, and similar measures to include only those companies that have more than a 60% exposure to infrastructure, including utilities. The infrastructure exposure score of each company in the Underlying Index will be calculated at least on an annual basis.

Each company within the Underlying Index is given a weight based on its market capitalization adjusted by its infrastructure exposure and security price volatility.

The weight of each sector in the Underlying Index will range from 40% to 60% and will be adjusted quarterly based on movements in the OECD G7 Leading Indicators Index, which attempts to identify trends in the economic cycle.

RARE anticipates that the number of component securities in the Underlying Index will range from 75 to 200. Companies in the Underlying Index are assigned to four regions: Asia Pacific, Emerging Markets, Europe and North America, with no region exceeding 50% of the Underlying Index. A company is assigned to a region based on its listing domicile. A company’s regional economic exposure may be different from its listing domicile.

As of December 31, 2018, the Underlying Index consisted of securities from the following 28 countries: Australia, Brazil, Canada, Chile, China (HK Listed), Czech Republic, France, Germany, Hong Kong, Italy, Japan, Luxembourg, Malaysia, Mexico, Netherlands, New Zealand, Philippines, Portugal, Qatar, Russia, South Korea, Spain, Switzerland, Taiwan, Thailand, United Arab Emirates, United Kingdom and United States. The countries represented by companies in the Underlying Index may change from time to time due to market conditions.

As initially constituted and balanced, no individual security in the Underlying Index will exceed 5%, and no individual security may have a weight of less than 0.10%.

The Underlying Index’s securities are reconstituted quarterly and rebalanced quarterly. The Underlying Index is reconstituted on different dates from the MSCI ACWI All Cap Index. The fund’s securities portfolio is rebalanced when the Underlying Index is rebalanced or reconstituted. The composition of the Underlying Index and the fund after reconstitution and rebalancing may fluctuate and exceed the above Underlying Index limitations due to market movements and other factors.

The fund may invest up to 20% of its net assets in certain index futures, options, and options on index futures (“Financial Instruments”) related to its Underlying Index and its component securities; cash and cash equivalents; other investment companies, including exchange-traded funds; and in securities and other instruments not included in its Underlying Index but which RARE believes will help the fund track its Underlying Index, including structured instruments such as participation notes and low exercise price warrants or other similar instruments. The fund may invest in Financial Instruments to gain exposure to local markets, as a substitute for buying or selling securities or for cash management purposes.

Legg Mason Global Infrastructure ETF	3

Index investing. The fund uses a “passive” or indexing investment approach to achieve its investment objective. Unlike many investment companies, the fund does not try to outperform its Underlying Index and does not seek temporary defensive positions when markets decline or appear overvalued. Indexing may eliminate the chance that the fund will substantially outperform the Underlying Index and also may reduce some of the risks of active management, such as poor security selection. Indexing seeks to achieve lower costs and better after-tax performance by keeping portfolio turnover low in comparison to actively managed investment companies.

RARE may use a representative sampling indexing strategy to manage the fund. “Representative sampling” is an indexing strategy that involves investing in a representative sample of securities that collectively has an investment profile similar to that of the Underlying Index. When representative sampling is used, the securities selected are expected to have, in the aggregate, investment characteristics (based on factors such as return variability, risk, market capitalization, country/region exposures and sector exposures) and fundamental characteristics (such as portfolio yield, price/earnings ratios and price/book ratios) similar to those of the Underlying Index. The fund may or may not hold all of the securities in the Underlying Index.

Industry concentration policy. The fund will concentrate its investments (i.e., hold 25% or more of its total assets) in a particular industry to approximately the same extent that the Underlying Index is concentrated in the securities of such particular industry. For purposes of this limitation, securities of the U.S. government (including its agencies and instrumentalities) and repurchase agreements collateralized by U.S. government securities are not considered to be issued by members of any industry.

As of the end of the fund’s fiscal year, the top three industry sectors represented by the fund’s Underlying Index were utilities, industrials and energy. These industry sectors may change over time.

Principal risks

Risk is inherent in all investing. The value of your investment in the fund, as well as the amount of return you receive on your investment, may fluctuate significantly. You may lose part or all of your investment in the fund or your investment may not perform as well as other similar investments. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or government agency. The following is an alphabetical list of the principal risks of investing in the fund.

Asset class risk. Securities or other assets in the Underlying Index or in the fund’s portfolio may underperform in comparison to the general financial markets, a particular financial market or other asset classes.

Assets under management risk. From time to time a third party, LMPFA and/or affiliates of LMPFA or the fund may invest in the fund and hold its investment for a specific period of time in order for the fund to achieve size or scale. There can be no assurance that any such entity will not redeem its investment, that it will not redeem at an inopportune time for the fund or that the size of the fund will be maintained at a level necessary to enable the fund to remain viable. Such redemption may cause the fund to sell assets (or invest cash) at disadvantageous times or prices, increase or accelerate taxable gains or transaction costs and may negatively affect the fund’s net asset value, performance, or ability to satisfy redemptions in a timely manner.

Authorized Participant concentration risk. Only an Authorized Participant may engage in creation or redemption transactions directly with the fund. “Authorized Participant” means broker-dealers that are permitted to create and redeem shares directly with the fund and who have investors who have entered into agreements with the fund’s distributor. The fund has a limited number of institutions that act as Authorized Participants. To the extent that these institutions exit the business or are unable to proceed with creation and/or redemption orders with respect to the fund and no other Authorized Participant is able to step forward to create or redeem, in either of these cases, fund shares may trade at a discount to net asset value and possibly face trading halts and/or delisting.

Calculation methodology risk. The Underlying Index relies on various sources of information to assess the criteria of issuers, including information that may be based on assumptions and estimates. The fund, LMPFA and RARE do not guarantee the accuracy of the Underlying Index or have liability for any errors therein.

Concentration risk. The fund may be susceptible to an increased risk of loss, including losses due to events that adversely affect the fund’s investments more than the market as a whole, to the extent that the fund’s investments are concentrated in the securities of a particular issuer or issuers within the same geographic region, market, industry, group of industries, sector or asset class.

Currency risk. The value of investments in securities denominated in foreign currencies increases or decreases as the rates of exchange between those currencies and the U.S. dollar change. Currency conversion costs and currency fluctuations could erase investment gains or add to investment losses. Currency exchange rates can be volatile, and are affected by factors such as general economic conditions, the actions of the U.S. and foreign governments or central banks, the imposition of currency controls and speculation.

Foreign custody and settlement risk. Less developed markets are more likely to experience problems with the clearing and settling of trades and the holding of securities by local banks, agents and depositories. Settlement of trades in these markets can take longer than in other markets and the fund may not receive its proceeds from the sale of certain securities for an extended period (possible several weeks or even longer).

Cybersecurity risk. Cybersecurity incidents, both intentional and unintentional, may allow an unauthorized party to gain access to fund assets, fund or customer data (including private shareholder information), or proprietary information, cause the fund, the manager, the subadvisers, Authorized

4	Legg Mason Global Infrastructure ETF

Participants, the relevant listing exchange and/or their service providers (including, but not limited to, fund accountants, custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or loss of operational functionality or prevent fund investors from purchasing, redeeming or exchanging shares or receiving distributions. The fund, the manager, and the subadvisers have limited ability to prevent or mitigate cybersecurity incidents affecting third party service providers. Cybersecurity incidents may result in financial losses to the fund and its shareholders, and substantial costs may be incurred in order to prevent any future cybersecurity incidents.

Derivatives risk. Using derivatives can increase fund losses and reduce opportunities for gains when market prices, interest rates, currencies, or the derivatives themselves, behave in a way not anticipated by the fund. Using derivatives also can have a leveraging effect and increase fund volatility. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Derivatives may be difficult to sell, unwind or value, and the counterparty may default on its obligations to the fund. Derivatives are generally subject to the risks applicable to the assets, rates, indices or other indicators underlying the derivative. The value of a derivative may fluctuate more than the underlying assets, rates, indices or other indicators to which it relates. Use of derivatives may have different tax consequences for the fund than an investment in the underlying security, and those differences may affect the amount, timing and character of income distributed to shareholders. The U.S. government and foreign governments are in the process of adopting and implementing regulations governing derivatives markets, including mandatory clearing of certain derivatives, margin and reporting requirements. The ultimate impact of the regulations remains unclear. Additional regulation of derivatives may make derivatives more costly, limit their availability or utility, otherwise adversely affect their performance or disrupt markets.

Dividend-paying stock risk. There is no guarantee that the issuers of the stocks held by the fund will pay dividends in the future or that, if dividends are paid, they will remain at their current levels or increase over time. The fund’s emphasis on dividend-paying stocks could cause the fund to underperform similar funds that invest without consideration of a company’s track record of paying dividends or ability to pay dividends in the future. Dividend-paying stocks may not participate in a broad market advance to the same degree as other stocks, and a sharp rise in interest rates or economic downturn could cause a company to unexpectedly reduce or eliminate its dividend.

Energy sector risk. The market value of securities in the energy sector may decline for many reasons, including, among others, changes in energy prices, energy supply and demand, government regulations and energy conservation efforts.

Foreign investments and emerging markets risk. The fund’s investments in securities of foreign issuers or issuers with significant exposure to foreign markets involve additional risk. Foreign countries in which the fund may invest may have markets that are less liquid, less regulated and more volatile than U.S. markets. The value of the fund’s investments may decline because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable or unsuccessful government actions, reduction of government or central bank support and political or financial instability. Lack of information may also affect the value of these securities. To the extent the fund focuses its investments in a single country or only a few countries in a particular geographic region, economic, political, regulatory or other conditions affecting such country or region may have a greater impact on fund performance relative to a more geographically diversified fund.

The risks of foreign investments are heightened when investing in issuers in emerging market countries. Emerging market countries tend to have economic, political and legal systems that are less fully developed and are less stable than those of more developed countries. Less developed markets are more likely to experience problems with the clearing and settling of trades and the holding of securities by banks, agents and depositories. They are often particularly sensitive to market movements because their market prices tend to reflect speculative expectations. Low trading volumes may result in a lack of liquidity and in extreme price volatility.

Index-related risk. There is no guarantee that the fund will achieve a high degree of correlation to the Underlying Index and therefore achieve its investment objective. Market disruptions and regulatory restrictions could have an adverse effect on the fund’s ability to adjust its exposure to the required levels in order to track the Underlying Index. Errors in index data, index computations and/or the construction of the Underlying Index in accordance with its methodology may occur from time to time and may not be identified and corrected by the index administrator for a period of time or at all, which may have an adverse impact on the fund and its shareholders.

Index sampling risk. The fund may not fully replicate its Underlying Index (including for operational reasons or due to costs of access to a market) and may hold securities not included in the Underlying Index. As a result, the fund is subject to the risk that RARE’s investment strategy, the implementation of which is subject to a number of constraints, may not produce the intended results.

Infrastructure sector risk. Because the fund invests significantly in companies that are engaged in the infrastructure business, the fund is more susceptible to adverse economic, regulatory, political, legal and other changes affecting such companies. In particular, companies that are engaged in the infrastructure business can be affected by changing energy and commodity prices, changes in the cost of providing energy, utilities, or other infrastructure services, increased government regulation and oversight, government budgetary constraints, environmental conservation efforts, catastrophic accidents or other events, litigation, negative publicity and perception, increased tariffs, changes in tax laws, and changes in macroeconomic factors such as interest rate fluctuations or GDP growth, among other factors. Companies that are engaged in the infrastructure business may also operate facilities that are negatively affected by terrorist attacks, strikes, labor shortages and social unrest, natural disasters, environmental damage and severe weather conditions, as well as regulatory and operational burdens associated with the operation and maintenance of such facilities.

Issuer risk. The market price of a security can go up or down more than the market as a whole and can perform differently from the value of the market as a whole, due to factors specifically relating to the security’s issuer, such as disappointing earnings reports by the issuer, unsuccessful products or services, loss of major customers, changes in management, corporate actions, negative perception in the marketplace, major litigation

Legg Mason Global Infrastructure ETF	5

against the issuer or changes in government regulations affecting the issuer or the competitive environment. The fund may experience a substantial or complete loss on an individual security.

Large capitalization company risk. Large capitalization companies may fall out of favor with investors based on market and economic conditions. In addition, larger companies may not be able to attain the high growth rates of successful smaller companies and may be less capable of responding quickly to competitive challenges and industry changes. As a result, the fund’s value may not rise as much as, or may fall more than, the value of funds that focus on companies with smaller market capitalizations.

Liquidity risk. Some assets held by the fund may be impossible or difficult to sell and some assets that the fund wants to invest in may be impossible or difficult to purchase, particularly during times of market turmoil or due to adverse changes in the conditions of a particular issuer. These illiquid assets may also be difficult to value. Markets may become illiquid when, for instance, there are few, if any, interested buyers or sellers or when dealers are unwilling or unable to make a market for certain securities. If the fund is forced to sell an illiquid asset to meet redemption requests or other cash needs, the fund may be forced to sell at a loss. The fund may not receive its proceeds from the sale of certain securities for an extended period (for example, several weeks or even longer).

Market events risk. In the past decade financial markets throughout the world have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. Governmental and non-governmental issuers have defaulted on, or been forced to restructure, their debts. These conditions may continue, recur, worsen or spread. Events that have contributed to these market conditions include, but are not limited to, major cybersecurity events; geopolitical events (including wars and terror attacks); measures to address budget deficits; downgrading of sovereign debt; changes in oil and commodity prices; dramatic changes in currency exchange rates; and public sentiment.

U.S. and non-U.S. governments and central banks have provided significant support to financial markets, including by keeping interest rates at historically low levels. The U.S. Federal Reserve is reducing its market support activities and has begun raising interest rates. Certain non-U.S. governments and central banks have implemented or may implement so-called negative rates (e.g., charging depositors who keep their cash at a bank) to spur economic growth. Further Federal Reserve or other U.S. or non-U.S. governmental or central bank actions, including interest rate increases or contrary actions by different governments, could negatively affect financial markets generally, increase market volatility and reduce the value and liquidity of securities in which the fund invests.

Policy and legislative changes in the United States and in other countries and other events affecting global markets, such as the United Kingdom’s expected exit from the European Union (or Brexit), are affecting many aspects of financial regulation and may in some instances contribute to decreased liquidity and increased volatility in the financial markets. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time.

Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, terrorism, natural disasters and other circumstances in one country or region could have profound impacts on global economies or markets. As a result, whether or not the fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the fund’s investments may be negatively affected.

Market trading risk. The fund faces numerous market trading risks, including the potential lack of an active market for fund shares, losses from trading in secondary markets, periods of high volatility and disruptions in the creation/redemption process. Any of these factors, among others, may lead to the fund’s shares trading at a premium or discount to net asset value.

Absence of active market. Although shares of the fund are listed for trading on one or more stock exchanges, there can be no assurance that an active trading market for such shares will develop or be maintained by market makers or Authorized Participants. Authorized Participants are not obligated to execute purchase or redemption orders for Creation Units. In periods of market volatility, market makers and/or Authorized Participants may be less willing to transact in fund shares. The absence of an active market for the fund’s shares may contribute to the fund’s shares trading at a premium or discount to NAV.

Shares of the fund may trade at prices other than NAV. Shares of the fund trade on stock exchanges at prices at, above or below the fund’s most recent net asset value. The net asset value of the fund is calculated at the end of each business day and fluctuates with changes in the market value of the fund’s holdings. The trading price of the fund’s shares fluctuates continuously throughout trading hours based on both market supply of and demand for fund shares and the underlying value of the fund’s portfolio holdings or net asset value. As a result, the trading prices of the fund’s shares may deviate significantly from net asset value during periods of market volatility, including during periods of high redemption requests or other unusual market conditions. ANY OF THESE FACTORS, AMONG OTHERS, MAY LEAD TO THE FUND’S SHARES TRADING AT A PREMIUM OR DISCOUNT TO NET ASSET VALUE.

National closed market trading risk. Where the underlying securities held by the fund trade on foreign exchanges that are closed when the securities exchange on which the fund’s shares trade is open, there are likely to be deviations between the current price of such an underlying security and the last quoted price for the underlying security (i.e., the fund’s quote from the closed foreign market), resulting in premiums or discounts to the fund’s net asset value that may be greater than those experienced by other ETFs.

Passive investment risk. The fund is not actively managed and neither LMPFA nor RARE attempts to take defensive positions.

6	Legg Mason Global Infrastructure ETF

Small and medium capitalization company risk. The fund will be exposed to additional risks as a result of its investments in the securities of small and medium capitalization companies. Small and medium capitalization companies may fall out of favor with investors; may have limited product lines, operating histories, markets or financial resources; or may be dependent upon a limited management group. The prices of securities of small and medium capitalization companies generally are more volatile than those of large capitalization companies and are more likely to be adversely affected than large capitalization companies by changes in earnings results and investor expectations or poor economic or market conditions, including those experienced during a recession. Securities of small and medium capitalization companies may underperform large capitalization companies, may be harder to sell at times and at prices the portfolio managers believe appropriate and may have greater potential for losses.

Small fund risk. When the fund’s size is small, the fund may experience low trading volume and wide bid/ask spreads. In addition, the fund may face the risk of being delisted if the fund does not meet certain conditions of the listing exchange.

Stock market and equity securities risk. The stock markets are volatile and the market prices of the fund’s equity securities may decline generally. Equity securities may have greater price volatility than other asset classes, such as fixed income securities, and may fluctuate in price based on actual or perceived changes in a company’s financial condition and overall market and economic conditions and perceptions. If the market prices of the equity securities owned by the fund fall, the value of your investment in the fund will decline.

Structured instruments risk. Instruments that have similar economic characteristics to equity securities, such as participation notes or other structured instruments (“structured instruments”), are complex, synthetic instruments that generally have been structured to attempt to replicate the performance of a particular equity or market (“reference assets”). There can be no assurance that structured instruments will trade at the same price or have the same value as the reference assets. In addition, structured instruments may be subject to transfer restrictions and may be illiquid or thinly traded, which may also expose the fund to risks of mispricing or improper valuation. In addition to risks associated with a direct investment in the reference asset to which the instrument is linked, structured instruments typically are not secured by the reference assets and are therefore dependent solely upon the counterparty for repayment.

Tracking error risk. The fund may be subject to tracking error, which is the divergence of the fund’s performance from that of the Underlying Index. Tracking error may occur because of differences between the securities and other instruments held in the fund’s portfolio and those included in the Underlying Index, pricing differences, transaction costs, the fund’s holding of uninvested cash, differences in timing of the accrual of distributions, the requirements associated with pass-through tax treatment, portfolio transactions carried out to minimize the distribution of capital gains to shareholders, changes to the Underlying Index or the need to meet various new or existing regulatory requirements. Tracking error may be heightened during times of increased market volatility or other unusual market conditions. Tracking error also may result because the fund incurs fees and expenses, while the Underlying Index does not.

Trading issues risk. Trading in fund shares on NASDAQ may be halted in certain circumstances. There can be no assurance that the requirements of NASDAQ necessary to maintain the listing of the fund will continue to be met.

Utilities sector risk. Investments in energy related utilities companies involve special considerations, including the risk of changing commodity prices, government regulation and oversight, increased tariffs, changes in tax laws, interest rate fluctuations and changes in the cost of providing utility services. The utilities sector is also subject to potential terrorist attacks, natural disasters and severe weather conditions, catastrophic accidents or other events, as well as regulatory and operational burdens associated with the operation and maintenance of facilities.

Valuation risk. The sales price the fund could receive upon the sale of any particular portfolio investment may differ from the fund’s valuation of the investment and may differ from the value used by the Underlying Index, particularly for securities that trade in thin or volatile markets or that are valued using a fair value methodology. Authorized Participants who purchase or redeem fund shares on days when the fund is holding fair-valued securities may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the fund had not fair-valued securities or had used a different valuation methodology. The fund’s ability to value its investments may be impacted by technological issues and/or errors by pricing services or other third party service providers.

Volatility risk. The market prices of the securities or other assets in the fund’s portfolio may fluctuate, sometimes rapidly and unpredictably. The price of a security may fluctuate due to factors affecting markets generally or particular industries. The market price of a security or other asset may also be more volatile than the market as a whole. This volatility may affect the fund’s net asset value. Although the Underlying Index’s models were created to invest in stocks that exhibit low volatility characteristics, there is no guarantee that these models and strategies will be successful. Securities or other assets in the fund’s portfolio may be subject to price volatility and the prices may not be any less volatile than the market as a whole and could be more volatile. Events or financial circumstances affecting individual securities or sectors may increase the volatility of the fund.

These and other risks are discussed in more detail in the Prospectus or in the Statement of Additional Information.

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Performance

The accompanying bar chart and table provide some indication of the risks of investing in the fund. The bar chart shows changes in the fund’s performance from year to year. The table shows the average annual total returns of the fund and also compares the fund’s performance with the average annual total returns of an index or other benchmark. The fund makes updated performance information, including its current net asset value, available at www.leggmason.com/etfproducts (select fund), or by calling the fund at 1-877-721-1926.

The fund’s past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future.

Total returns (%)

Before taxes

Best Quarter (03/31/2017): 7.85    Worst Quarter (03/31/ 2018): (4.85)

Average annual total returns (%)
(for periods ended December 31, 2018)
	1 year	Since inception	Inception date
Return before taxes	(6.34)	5.72	12/29/2016

Return after taxes on distributions	(7.26)	4.92

Return after taxes on distributions and sale of fund shares	(3.20)	4.42

RARE Global Infrastructure Index (reflects no deduction for fees, expenses or taxes)	(6.06)	6.49

S&P Global Infrastructure Index (reflects no deduction for fees, expenses or taxes)	(10.37)	3.28

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. Returns after taxes on distributions and sale of fund shares are higher than returns before taxes for certain periods shown because they reflect the tax benefit of capital losses realized on the sale of fund shares.

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Management

Investment manager: Legg Mason Partners Fund Advisor, LLC (“LMPFA”)

Subadviser: RARE Infrastructure (North America) Pty Ltd. (“RARE”)

Portfolio managers: Charles Hamieh has been portfolio manager of the fund since 2016.

Purchase and sale of fund shares

The fund is an exchange-traded fund (commonly referred to as an “ETF”). Individual shares of the fund are listed on a national securities exchange and are redeemable only by Authorized Participants in Creation Units (as defined in this section). Most investors will buy and sell shares of the fund through a broker-dealer. The price of fund shares is based on market price, and because ETF shares trade at market prices rather than at net asset value, shares may trade at a price greater than net asset value (a premium) or less than net asset value (a discount). The fund will only issue or redeem shares that have been aggregated into blocks of 100,000 shares or multiples thereof (“Creation Units”) to Authorized Participants who have entered into agreements with the fund’s distributor. The fund generally will issue or redeem Creation Units in return for a designated portfolio of securities (and an amount of cash) that the fund specifies each day.

Tax information

The fund’s distributions are taxable, and will be taxed as ordinary income and/or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account. Withdrawals from such tax-deferred arrangements may be subject to tax at a later date.

Payments to broker/dealers and other financial intermediaries

If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as a bank), LMPFA or other related companies may pay the intermediary for marketing activities and presentations, educational training programs, conferences, the development of technology platforms and reporting systems or other services related to the sale or promotion of the fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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More on the fund’s investment strategies, investments and risks

Introduction

The fund is an exchange-traded fund (“ETF”), and the shares of the fund are listed for trading on NASDAQ. The market price for a share of the fund may be different from the fund’s most recent net asset value (“NAV”).

ETFs are funds that trade like other publicly traded securities. The fund is designed to track an index. Similar to shares of an index mutual fund, each share of the fund represents an ownership interest in an underlying portfolio of securities and other instruments intended to track a market index. Unlike shares of a mutual fund, which can be bought and redeemed from the issuing fund by all shareholders at a price based on NAV, shares of the fund may be purchased or redeemed directly from the fund at NAV solely by Authorized Participants (as defined in the “Creations and redemptions” section of this Prospectus). Also unlike shares of a mutual fund, shares of the fund are listed on a national securities exchange and trade in the secondary market at market prices that change throughout the day.

An index is a financial calculation, based on a grouping of financial instruments, that is not an investment product, while the fund is an actual investment portfolio. The performance of the fund and its Underlying Index may vary for a number of reasons, including transaction costs, non-U.S. currency valuations, asset valuations, corporate actions (such as mergers and spin-offs), timing variances and differences between the fund’s portfolio and its Underlying Index resulting from the fund’s use of representative sampling or from legal restrictions (such as diversification requirements) that apply to the fund but not to its Underlying Index. “Tracking error” is the divergence of the performance (return) of the fund’s portfolio from that of its Underlying Index. RARE expects that, over time, the fund’s tracking error will not exceed 5%. Because the fund may use a representative sampling indexing strategy, it can be expected to have a larger tracking error than if it used a replication indexing strategy. “Replication” is an indexing strategy in which a fund invests in substantially all of the securities in its underlying index in approximately the same proportions as in the underlying index.

Investment objective

The fund seeks to track the investment results of an index composed of infrastructure-related equity securities from global markets constructed through the application of several fundamental factors.

Principal investment strategies

The fund seeks to track the investment results of the RARE Global Infrastructure Index (the “Underlying Index”). The Underlying Index is constructed from global infrastructure-related equity securities. The Underlying Index utilizes a proprietary methodology created and sponsored by RARE Infrastructure (North America) Pty Limited (“RARE”), the fund’s subadviser. RARE is affiliated with both LMPFA and the fund. The fund will invest at least 80% of its net assets, plus borrowings for investment purposes, if any, in securities that compose its Underlying Index. Securities that compose the Underlying Index include depositary receipts representing securities in the Underlying Index.

The Underlying Index is composed of equity securities in developed and developing markets that are included in the MSCI ACWI All Cap Index. Companies in the MSCI ACWI All Cap Index are screened to include only companies within the following Global Industry Classification Standard (GICS) sub-industries and are classified into infrastructure sectors as follows:

Utilities Infrastructure Sector	Economically Sensitive Infrastructure Sector

Electric Utilities	Airport Services

Gas Utilities	Cable & Satellite

Independent Power Producers & Energy Traders	Highways & Railtracks

Multi-Utilities	Marine Ports & Services

Renewable Electricity	Oil & Gas Storage & Transportation

Water Utilities	Railroads

Specialized Real Estate Investment Trusts (“REITs”)

The Underlying Index applies multiple screens to select securities that provide investors with exposure to securities that most closely match RARE’s definition of infrastructure. Factors used to select the securities include:

•	Market capitalization and average daily volume
•	Forward looking dividend yields
•	Operating cash flow yield

The subadviser believes that companies that score high on the screens applied by the Underlying Index should be considered high quality companies.

The infrastructure exposure score is calculated using revenue, earnings, earnings before interest, tax, depreciation and amortization, and similar measures to include only those companies that have more than a 60% exposure to infrastructure, including utilities. The infrastructure exposure score of each company in the Underlying Index will be calculated at least on an annual basis.

Each company within the Underlying Index is given a weight based on its market capitalization adjusted by its infrastructure exposure and security price volatility. The daily share price return volatility is measured over a three-year period with each company assigned to a “Volatility Quartile.” The

10	Legg Mason Global Infrastructure ETF

top quartile of companies (highest volatility) have their weights adjusted by a factor of 25%, the second quartile have their weights adjusted by a factor of 50%, and so on.

The weight of each sector in the Underlying Index will range from 40% to 60% and will be adjusted quarterly based on movements in the OECD G7 Leading Indicators Index (the “LEI Index”), which attempts to identify trends in the economic cycle. The sector weight allocation is determined at the time of the quarterly reweighting of the Underlying Index by observing the LEI Index, with the quarter on quarter change in the LEI Index being used to determine adjustments to sector weightings. A balanced portfolio is assumed to be 50% in utilities infrastructure and 50% in economically sensitive infrastructure. If the LEI Index indicates that economic activity will increase, then the economically sensitive weight of the Underlying Index is increased and, conversely, as the LEI Index indicates economic activity will decrease, then the utilities weight of the Underlying Index is increased.

RARE anticipates that the number of component securities in the Underlying Index will range from 75 to 200. Companies in the Underlying Index are assigned to four regions: Asia Pacific, Emerging Markets, Europe and North America, with no region exceeding 50% of the Underlying Index. A company is assigned to a region based on its listing domicile. A company’s regional economic exposure may be different from its listing domicile.

As of December 31, 2018, the Underlying Index consisted of securities from the following 28 countries: Australia, Brazil, Canada, Chile, China (HK Listed), Czech Republic, France, Germany, Hong Kong, Italy, Japan, Luxembourg, Malaysia, Mexico, Netherlands, New Zealand, Philippines, Portugal, Qatar, Russia, South Korea, Spain, Switzerland, Taiwan, Thailand, United Arab Emirates, United Kingdom and United States. The countries represented by companies in the Underlying Index may change from time to time due to market conditions. As initially constituted and balanced, no individual security in the Underlying Index will exceed 5%, and no individual security may have a weight of less than 0.10%.

The Underlying Index’s securities are reconstituted quarterly and rebalanced quarterly. The Underlying Index is reconstituted on different dates from the MSCI ACWI All Cap Index. The fund’s securities portfolio is rebalanced when the Underlying Index is rebalanced or reconstituted. The composition of the Underlying Index and the fund after reconstitution and rebalancing may fluctuate and exceed the above Underlying Index limitations due to market movements and other factors.

The fund’s securities portfolio is rebalanced when the Underlying Index is rebalanced or reconstituted. The fund may trade at times other than when the Underlying Index is rebalanced or reconstituted for a variety of reasons, including when adjustments may be made to its representative sampling process from time to time or when investing cash.

The fund may invest up to 20% of its net assets in certain index futures, options, and options on index futures (“Financial Instruments”) related to its Underlying Index and its component securities; cash and cash equivalents; other investment companies, including ETFs; and in securities and other instruments not included in its Underlying Index but which RARE believes will help the fund track its Underlying Index, including structured instruments such as participation notes and low exercise price warrants or other similar instruments. The fund may invest in Financial Instruments to gain exposure to local markets, as a substitute for buying or selling securities or for cash management purposes.

Index investing. The fund uses a “passive” or indexing investment approach to achieve its investment objective. Unlike many investment companies, the fund does not try to outperform its Underlying Index and does not seek temporary defensive positions when markets decline or appear overvalued. Indexing may eliminate the chance that the fund will substantially outperform the Underlying Index and also may reduce some of the risks of active management, such as poor security selection. Indexing seeks to achieve lower costs and better after-tax performance by keeping portfolio turnover low in comparison to actively managed investment companies.

RARE may use a representative sampling indexing strategy to manage the fund. “Representative sampling” is an indexing strategy that involves investing in a representative sample of securities that collectively has an investment profile similar to that of the Underlying Index. When representative sampling is used, the securities selected are expected to have, in the aggregate, investment characteristics (based on factors such as return variability, risk, market capitalization, country/region exposures and sector exposures) and fundamental characteristics (such as portfolio yield, price/earnings ratios and price/book ratios) similar to those of the Underlying Index. The fund may or may not hold all of the securities in the Underlying Index.

Industry concentration policy. The fund will concentrate its investments (i.e., hold 25% or more of its total assets) in a particular industry to approximately the same extent that the Underlying Index is concentrated in the securities of such particular industry. For purposes of this limitation, securities of the U.S. government (including its agencies and instrumentalities) and repurchase agreements collateralized by U.S. government securities are not considered to be issued by members of any industry.

As of the end of the fund’s fiscal year, the top three industry sectors represented by the fund’s Underlying Index were utilities, industrials and energy. These industry sectors may change over time.

Important information

The fund’s investment objective may be changed by the Board of Trustees (the “Board”) without shareholder approval and on notice to shareholders.

There is no assurance that the fund will meet its investment objective.

The fund’s 80% investment policy may be changed by the Board without shareholder approval upon 60 days’ prior notice to shareholders.

The fund’s other investment strategies and policies may be changed from time to time without shareholder approval, unless specifically stated otherwise in this Prospectus or in the Statement of Additional Information (“SAI”).

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Under new continuous listing standards adopted by the fund’s listing exchange, which went into effect on January 1, 2018, the fund is required to confirm on an ongoing basis that the components of its Underlying Index satisfy the applicable listing requirements. In the event that the Underlying Index does not comply with the applicable listing requirements, the fund would be required to rectify such non-compliance by requesting that the index provider modify the Underlying Index, adopting a new underlying index, or obtaining relief from the Securities and Exchange Commission. Failure to rectify such non-compliance may result in the fund’s being delisted by the listing exchange.

Cash management

The fund may hold cash pending investment, and may invest in money market instruments for cash management purposes. The amount of assets the fund may hold for cash management purposes will depend on market conditions and the need to meet expected redemption requests.

Derivatives

Derivatives are financial instruments whose value depends upon, or is derived from, the value of an asset, such as one or more underlying investments, indexes or currencies. The fund may engage in a variety of transactions using derivatives, including certain index futures, options, and options on index futures related to its Underlying Index and its component securities. Derivatives may be used by the fund for any of the following purposes:

•	As a substitute for buying or selling securities
•	As a means of providing exposure to types of investments or market factors
•	As a cash flow management technique

A derivative contract will obligate or entitle the fund to deliver or receive an asset or cash payment based on the change in value of one or more underlying investments, indexes or currencies. When the fund enters into derivatives transactions, it may be required to segregate assets or enter into offsetting positions, in accordance with applicable regulations. Such segregation is not a hedging technique and will not limit the fund’s exposure to loss. The fund will, therefore, have investment risk with respect to both the derivative itself and the assets that have been segregated to offset the fund’s derivative exposure. If such segregated assets represent a large portion of the fund’s portfolio, portfolio management may be affected as covered positions may have to be reduced if it becomes necessary for the fund to reduce the amount of segregated assets in order to meet redemptions or other obligations.

Foreign investments

The fund may invest in foreign securities, either directly or through depositary receipts. A depositary receipt is a type of negotiable (transferable) financial security that is traded on a local stock exchange but represents a security, usually in the form of equity, that is issued by a foreign publicly listed company.

Exchange-traded funds (ETFs)

The fund may invest in shares of open-end investment management companies or unit investment trusts that are traded on a stock exchange, called ETFs. Investing in an index-based ETF gives the fund exposure to the securities comprising the index on which the ETF is based and the fund will gain or lose value depending on the performance of the index.

Exchange-traded notes (ETNs)

The fund may invest in ETNs, which are debt securities that combine certain aspects of ETFs and bonds. ETNs, like ETFs, may be traded on stock exchanges and their value depends on the performance of the underlying index and the credit rating of the issuer. ETNs may be held to maturity, but unlike bonds there are no periodic interest payments and principal is not protected.

Master limited partnerships (MLPs)

MLPs are limited partnerships whose interests (limited partnership units) are traded on securities exchanges like shares of corporate stock. Currently, most MLPs operate in the energy, natural resources or real estate sectors. MLPs are generally treated as partnerships for U.S. federal income tax purposes. A U.S. entity that is treated as a partnership for federal income tax purposes is not itself subject to federal income tax. Instead, the entity’s partners are required to report on their federal income tax returns their shares of each item of the entity’s income, gain, loss and deduction for each taxable year of the entity ending with or within the partner’s taxable year. A cash distribution from a partnership is not itself taxable to the extent it does not exceed the distributee partner’s basis in its partnership interest, and is treated as capital gain to the extent any cash distributed to a partner exceeds the partner’s basis in the partnership. If the fund invests in the equity securities of an MLP, the fund will be a partner in that MLP. Thus, the fund will be required to take into account the fund’s allocable share of the income, gains, losses, deductions, expenses and credits recognized by each such MLP, regardless of whether the MLP distributes cash to the fund. The cash distributions that the fund may receive with respect to its investments in equity securities of MLPs may exceed the net taxable income allocated to the fund from such MLPs because of tax deductions such as depreciation, amortization and depletion that will be allocated to the fund from the MLPs.

Depreciation or other cost recovery deductions passed through to the fund from investments in MLPs in a given year will generally reduce the fund’s taxable income, but those deductions may be recaptured in the fund’s income in one or more subsequent years. When recognized and distributed, recapture income will generally be taxable to shareholders at the time of the distribution at ordinary income tax rates, even though those shareholders might not have held shares in the fund at the time the deductions were taken by the fund, and even though those

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shareholders will not have corresponding economic gain on their shares at the time of the recapture. In order to distribute recapture income or to fund redemption requests, the fund may need to liquidate investments, which may lead to additional recapture income.

Certain limited partnership units have restrictions that limit or restrict the acquisition of such units by regulated investment companies such as the fund. Such limits or restrictions, if enforced, could limit the availability of such units to the fund or result in a forced sale at a below market price and/or loss of rights to receive MLP distributions.

Real estate investment trusts (REITs)

REITs are pooled investment vehicles that invest primarily in income producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Unlike corporations, entities that qualify as REITs for U.S. federal income tax purposes are not taxed on income distributed to their shareholders, provided they comply with the applicable requirements of the Internal Revenue Code of 1986, as amended (the “Code”). The fund will indirectly bear its proportionate share of any management and other expenses that may be charged by the REITs in which it invests, in addition to the expenses paid by the fund.

Structured instruments

Structured instruments, including participation notes, structured notes, low exercise price warrants and other related instruments purchased by the fund, are generally privately negotiated financial instruments where the interest or value of the structured instrument is linked to equity securities or equity indices or other instruments or indices (reference instruments). These instruments may be used to access emerging markets. They provide investors with economic exposure closely correlated with a direct holding in an individual stock, basket of stocks or equity indices in a single security. Issuers of structured securities include corporations and banks.

Structured instruments differ from debt securities in several aspects. The interest rate or the principal amount payable upon maturity or redemption may increase or decrease, depending upon changes in the value of the reference instrument. The terms of a structured instrument may provide that, in certain circumstances, no principal is due at maturity and, therefore, may result in a loss of invested capital by the fund. Receipt of the reference instrument is also, in certain circumstances exchanged upon maturity of the instrument.

A structured instrument may be positively, negatively, or both positively and negatively indexed; that is, its value or interest rate may increase or decrease if the value of the reference instrument increases. Similarly, its value or interest rate may increase or decrease if the value of the reference instrument decreases. Further, the change in the principal amount payable with respect to, or the interest rate of, a structured instrument may be calculated as a multiple of the percentage change (positive or negative) in the value of the underlying reference instrument(s); therefore, the value of such structured instrument may be very volatile. Also, caps can be placed on the amount of appreciation with regard to the reference instrument.

Percentage and other limitations

The fund’s compliance with its investment limitations and requirements described in this Prospectus is usually determined at the time of investment. If such a percentage limitation is complied with at the time of an investment, any subsequent change resulting from a change in asset values or characteristics will not constitute a violation of that limitation.

More on risks of investing in the fund

Below are descriptions of the main factors that may play a role in shaping the fund’s overall risk profile. The descriptions appear in alphabetical order, not in order of importance.

Asset class risk. Securities or other assets in the Underlying Index or in the fund’s portfolio may underperform in comparison to the general financial markets, a particular financial market or other asset classes. This may cause the fund to underperform other investment vehicles that invest in different asset classes.

Assets under management risk. From time to time a third party, LMPFA and/or affiliates of LMPFA or the fund may invest in the fund and hold its investment for a specific period of time in order for the fund to achieve size or scale. There can be no assurance that any such entity will not redeem its investment, that it will not redeem at an inopportune time for the fund or that the size of the fund will be maintained at a level necessary to enable the fund to remain viable. Such redemption may cause the fund to sell assets (or invest cash) at disadvantageous times or prices, increase or accelerate taxable gains or transaction costs and may negatively affect the fund’s net asset value, performance, or ability to satisfy redemptions in a timely manner.

Authorized Participant concentration risk. Only an Authorized Participant may engage in creation or redemption transactions directly with the fund. “Authorized Participant” means broker-dealers that are permitted to create and redeem shares directly with the fund and who have investors who have entered into agreements with the fund’s distributor. The fund has a limited number of institutions that act as Authorized Participants. To the extent that these institutions exit the business or are unable to proceed with creation and/or redemption orders with respect to the fund and no other Authorized Participant is able to step forward to create or redeem, in either of these cases, fund shares may trade at a discount to net asset value and possibly face trading halts and/or delisting. Authorized Participant concentration risk may be heightened for ETFs that invest in foreign securities.

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Calculation methodology risk. The Underlying Index relies on various sources of information to assess the criteria of issuers, including information that may be based on assumptions and estimates. The fund, LMPFA and RARE do not guarantee the accuracy of the Underlying Index or have liability for any errors therein.

Cash management risk. The value of the investments held by the fund for cash management purposes may be affected by changing interest rates and by changes in credit ratings of the investments. If the fund holds cash uninvested, the cash will be subject to the credit risk of the depository institution holding the cash. If a significant amount of the fund’s assets are used for cash management purposes, the fund will be less likely to achieve its investment objective. The fund’s investments in money market instruments will likely cause the fund’s returns to differ from those of the Underlying Index.

Concentration risk. The fund may be susceptible to an increased risk of loss, including losses due to events that adversely affect the fund’s investments more than the market as a whole, to the extent that the fund’s investments are concentrated in the securities of a particular issuer or issuers within the same geographic region, market, industry, group of industries, sector or asset class.

Currency risk. The value of investments in securities denominated in foreign currencies increases or decreases as the rates of exchange between those currencies and the U.S. dollar change. Currency conversion costs and currency fluctuations could erase investment gains or add to investment losses. Currency exchange rates can be volatile, and are affected by factors such as general economic conditions, the actions of the U.S. and foreign governments or central banks, the imposition of currency controls and speculation.

Foreign custody and settlement risk. Foreign custody risk refers to the risks inherent in the process of clearing and settling trades and to the holding of securities, cash and other assets by local banks, agents and depositories in securities markets outside the United States. Low trading volumes and volatile prices in less developed markets make trades harder to complete and settle, and governments or trade groups may compel local agents to hold securities in designated depositories that may not be subject to independent evaluation. Local agents are held only to the standards of care of their local markets, and thus may be subject to limited or no government oversight. In an extreme case, the fund’s securities may be misappropriated or the fund may be unable to sell its securities. In general, the less developed a country’s securities market is, the greater the likelihood of custody problems. Settlement of trades in these markets can take longer than in other markets and the fund may not receive its proceeds from the sale of certain securities for an extended period (possibly several weeks or even longer).

Cybersecurity risk. Cybersecurity incidents, both intentional and unintentional, may allow an unauthorized party to gain access to fund assets, fund or customer data (including private shareholder information), or proprietary information, cause the fund, the manager, the subadvisers, Authorized Participants, the relevant listing exchange and/or their service providers (including, but not limited to, fund accountants, custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or loss of operational functionality or prevent fund investors from purchasing, redeeming or exchanging shares or receiving distributions. The fund, the manager, and the subadvisers have limited ability to prevent or mitigate cybersecurity incidents affecting third party service providers. Cybersecurity incidents may result in financial losses to the fund and its shareholders, and substantial costs may be incurred in order to prevent any future cybersecurity incidents.

Derivatives risk. Derivatives involve special risks and costs and may result in losses to the fund, even when used for hedging purposes. The fund may not fully benefit from or may lose money on forward currency transactions if changes in currency exchange rates do not occur as anticipated or do not correspond accurately to changes in the value of the fund’s holdings. The fund’s ability to use forward foreign currency transactions successfully depends on a number of factors, including the forward foreign currency transactions being available at prices that are not too costly, the availability of liquid markets and the ability of the portfolio managers to accurately predict the direction of changes in currency exchange rates. Currency exchange rates may be volatile and may be affected by, among other factors, the general economics of a country, the actions of U.S. and foreign governments or central banks, the imposition of currency controls and speculation. A security may be denominated in a currency that is different from the currency where the issuer is domiciled. The other parties to certain derivatives transactions present the same types of credit risk as issuers of fixed income securities. For example, the fund’s currency transactions are subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. Derivatives also tend to involve greater liquidity risk and they may be difficult to value. The fund may be unable to terminate or sell its derivative positions. In fact, many over-the-counter derivatives will not have liquidity beyond the counterparty to the instrument. Derivatives are generally subject to the risks applicable to the assets, rates, indices or other indicators underlying the derivative. The value of a derivative may fluctuate more than the underlying assets, rates, indices or other indicators to which it relates. Use of derivatives or similar instruments may have different tax consequences for the fund than an investment in the underlying security, and those differences may affect the amount, timing and character of income distributed to shareholders. The fund’s use of derivatives may also increase the amount of taxes payable by shareholders. Using derivatives also can have a leveraging effect which may increase investment losses and increase the fund’s volatility, which is the degree to which the fund’s share price may fluctuate within a short time period. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. The U.S. government and non-U.S. governments are in the process of adopting and implementing regulations governing derivatives markets. The ultimate impact of the regulations remains unclear. Additional regulation of derivatives may make derivatives more costly, limit their availability or utility, otherwise adversely affect their performance or disrupt markets. The fund may be exposed to additional risks as a result of the additional regulations. The extent and impact of the additional regulations are not yet fully known and may not be for some time.

Risks associated with the use of derivatives are magnified to the extent that an increased portion of the fund’s assets are committed to derivatives in general or are invested in just one type of derivative.

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Dividend-paying stock risk. There is no guarantee that the issuers of the stocks held by the fund will pay dividends in the future or that, if dividends are paid, they will remain at their current levels or increase over time. The fund’s emphasis on dividend-paying stocks could cause the fund to underperform similar funds that invest without consideration of a company’s track record of paying dividends or ability to pay dividends in the future. Dividend-paying stocks may not participate in a broad market advance to the same degree as other stocks, and a sharp rise in interest rates or economic downturn could cause a company to unexpectedly reduce or eliminate its dividend.

Energy sector risk. The energy sector of an economy is cyclical and highly dependent on energy prices. The market value of companies in the local energy sector is strongly affected by the levels and volatility of global energy prices, energy supply and demand, capital expenditures on exploration and production of energy sources, energy conservation efforts, catastrophic accidents or other events, exchange rates, interest rates, economic conditions, tax treatment, increased competition and technological advances, among other factors. Companies in this sector may be subject to substantial government regulation and contractual fixed pricing, which may increase the cost of doing business and limit the earnings of these companies. A significant portion of the revenues of these companies depends on a relatively small number of customers, including governmental entities and utilities. As a result, governmental budget constraints may have a material adverse effect on the stock prices of companies in this sector. Energy companies may also operate in, or engage in, transactions involving countries with less developed regulatory regimes or a history of expropriation, nationalization or other adverse policies. Energy companies also face a significant risk of liability from accidents resulting in injury or loss of life or property, pollution or other environmental problems, equipment malfunctions or mishandling of materials and a risk of loss from terrorism, political strife and natural disasters. Any such event could have serious consequences for the general population of the affected area and could have an adverse impact on the fund’s portfolio and the performance of the fund. Energy companies can be significantly affected by the supply of, and demand for, specific products (e.g., oil and natural gas) and services, exploration and production spending, government subsidization, world events and general economic conditions. Energy companies may have relatively high levels of debt and may be more likely than other companies to restructure their businesses if there are downturns in energy markets or in the global economy. Companies in the energy infrastructure sector also may be adversely affected by changes in exchange rates, interest rates, economic conditions, tax treatment, government regulation and intervention, negative perception, efforts at energy conservation and world events in the regions in which the companies operate (e.g., expropriation, nationalization, confiscation of assets and property or the imposition of restrictions on foreign investments and repatriation of capital, military coups, social unrest, violence or labor unrest). Companies in the energy infrastructure sector may have significant capital investments in, or engage in transactions involving, emerging market countries, which may heighten these risks.

Exchange-traded notes (“ETNs”) risk. ETNs are not structured as investment companies and thus are not regulated under the 1940 Act. ETNs may be traded on stock exchanges and generally track specified market indexes, and their value depends on the performance of the underlying index and the credit rating of the issuer. However, there may be substantial differences between the price at which the ETN is traded and the value of the underlying index. ETNs are not collateralized by securities in underlying indexes. The issuer of an ETN is responsible for payments of principal and interest under the ETN. ETNs may be held to maturity, but there are no periodic interest payments and principal is not protected. The fund is exposed to the risk that an ETN’s issuer will not have sufficient assets to make interest or principal payments. Unlike ETFs, ETNs are not investments in a dedicated pool of the issuer’s assets and operate more like unsecured debt. The fund could lose some or the entire amount invested in an ETN.

Foreign investments and emerging markets risk. The fund’s investments in securities of foreign issuers or issuers with significant exposure to foreign markets involve additional risk. Foreign countries in which the fund may invest may have markets that are less liquid, less regulated and more volatile than U.S. markets. The value of the fund’s investments may decline because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable or unsuccessful government actions, reduction of government or central bank support and political or financial instability. Lack of information may also affect the value of these securities. To the extent the fund focuses its investments in a single country or only a few countries in a particular geographic region, economic, political, regulatory or other conditions affecting such country or region may have a greater impact on fund performance relative to a more geographically diversified fund.

The value of the fund’s foreign investments may also be affected by foreign tax laws, special U.S. tax considerations and restrictions on receiving the investment proceeds from a foreign country. Dividends or interest on, or proceeds from the sale or disposition of, foreign securities may be subject to non-U.S. withholding or other taxes.

In some foreign countries, less information is available about issuers and markets because of less rigorous accounting and regulatory standards than in the United States. It may be difficult for the fund to pursue claims against a foreign issuer in the courts of a foreign country. Some securities issued by non-U.S. governments or their subdivisions, agencies and instrumentalities may not be backed by the full faith and credit of such governments. Even where a security is backed by the full faith and credit of a government, it may be difficult for the fund to pursue its rights against the government. Some non-U.S. governments have defaulted on principal and interest payments, and more may do so. In certain foreign markets, settlement and clearance procedures may result in delays in payment for or delivery of securities not typically associated with settlement and clearance of U.S. investments.

The risks of foreign investments are heightened when investing in issuers in emerging market countries. Emerging market countries tend to have economic, political and legal systems that are less fully developed and are less stable than those of more developed countries. They are often particularly sensitive to market movements because their market prices tend to reflect speculative expectations. Low trading volumes may result in a lack of liquidity and in extreme price volatility. Investors should be able to tolerate sudden, sometimes substantial, fluctuations in the value of their investments. Emerging market countries may have policies that restrict investment by foreigners or that prevent foreign investors from withdrawing their money at will.

Legg Mason Global Infrastructure ETF	15

Index-based ETF risk. Investing in an index ETF will give the fund exposure to the securities comprising the index on which the ETF is based and will expose the fund to risks similar to those of investing directly in those securities. Unlike shares of typical mutual funds or unit investment trusts, shares of index-based ETFs are traded on an exchange and may trade throughout a trading day. Index-based ETFs are bought and sold based on market values and not at net asset value, and therefore, may trade at either a premium or discount to net asset value. The fund expects to generally gain or lose value on holdings of an index-based ETF consistent with the performance of the index on which the ETF is based. The fund will indirectly bear its proportionate share of the management fees and other expenses that are charged by the ETF in addition to the management fees and other expenses paid by the fund. The fund will also pay brokerage commissions in connection with the purchase and sale of shares of ETFs.

Index-related risk. RARE serves as the index administrator for the Underlying Index. Solactive AG serves as the calculation agent for the Underlying Index. The fund seeks to achieve a return which corresponds generally to the price and yield performance, before fees and expenses, of its Underlying Index as published by Solactive AG. There is no assurance that Solactive AG or any agents that may act on its behalf will compile the Underlying Index accurately, or that the Underlying Index will be determined, composed or calculated accurately. While the index administrator provides descriptions of what the Underlying Index is designed to achieve, neither the index administrator nor its agents provide any warranty or accept any liability in relation to the quality, accuracy or completeness of the Underlying Index or the related data, and they do not guarantee that the Underlying Index will be in line with RARE’s methodology. RARE’s mandate as described in this Prospectus is to manage the fund consistently with the Underlying Index provided by the index administrator. Consequently, RARE does not provide any warranty or guarantee against the calculation agent’s or others’ errors. Errors in respect of the quality, accuracy and completeness of the data used to compile each Underlying Index may occur from time to time and may not be identified and corrected by the index administrator for a period of time or at all, particularly where the indices are less commonly used as benchmarks by funds or managers. Therefore, gains, losses or costs associated with errors of the index administrator or its agents will generally be borne by the fund and its shareholders. For example, during a period where the fund’s Underlying Index contains incorrect constituents, the fund would have market exposure to such constituents and would be underexposed to the Underlying Index’s other constituents. Such errors may negatively or positively impact the fund and its shareholders. Any gains due to the index administrator’s or others’ errors will be kept by the fund and its shareholders and any losses resulting from the index administrator’s or others’ errors will be borne by the fund and its shareholders.

Apart from scheduled rebalances, the index administrator or its agents may carry out additional ad hoc rebalances to the Underlying Index in order, for example, to correct an error in the selection of index constituents. When the Underlying Index of the fund is rebalanced and the fund in turn rebalances its portfolio to attempt to increase the correlation between the fund’s portfolio and the Underlying Index, any transaction costs and market exposure arising from such portfolio rebalancing will be borne directly by the fund and its shareholders. Therefore, errors and additional ad hoc rebalances carried out by the index administrator to the Underlying Index may increase the fund’s costs and tracking error risk, which is the risk that the fund’s returns may not track those of the Underlying Index.

If the Underlying Index includes the securities of the listed parent company of the manager or the subadviser or another issuer that is affiliated with the manager or the subadviser, or the securities of an issuer that the fund may not hold for other legal or regulatory reasons, the fund will generally not be able to purchase that security. The exclusion of such security may cause performance to vary from that of the Underlying Index.

Index sampling risk. The fund may not fully replicate its Underlying Index (including for operational reasons or due to costs of access to a market) and may hold securities not included in the Underlying Index. As a result, the fund is subject to the risk that RARE’s investment strategy, the implementation of which is subject to a number of constraints, may not produce the intended results.

Infrastructure sector risk. Because the fund invests significantly in companies that are engaged in the infrastructure business, the fund is more susceptible to adverse economic, regulatory, political, legal and other changes affecting such companies. In particular, companies that are engaged in the infrastructure business can be affected by changing energy and commodity prices, changes in the cost of providing energy, utilities, or other infrastructure services, increased government regulation and oversight, government budgetary constraints, environmental conservation efforts, litigation, liabilities arising from accidents or catastrophic events such as oil spills, gas leaks or dam failures, negative publicity and perception, increased tariffs, changes in tax laws, and changes in macroeconomic factors such as interest rate fluctuations or GDP growth, among other factors. Companies that are engaged in the infrastructure business may also operate facilities that are negatively affected by terrorist attacks, strikes and social unrest, natural disasters, environmental damage and severe weather conditions, as well as regulatory and operational burdens associated with the operation and maintenance of such facilities.

Infrastructure companies may be focused in the energy, natural resources, utilities and real estate sectors of the economy. A downturn in the energy, natural resources, utilities or real estate sectors of the economy could have an adverse impact on the fund. At times the performance of securities of companies in these infrastructure sectors of the economy may lag the performance of other sectors or the broader market as a whole.

Issuer risk. The market price of a security can go up or down more than the market as a whole and can perform differently from the value of the market as a whole, due to factors specifically relating to the security’s issuer, such as disappointing earnings reports by the issuer, unsuccessful products or services, loss of major customers, changes in management, corporate actions, negative perception in the marketplace, major litigation against the issuer or changes in government regulations affecting the issuer or the competitive environment. The fund may experience a substantial or complete loss on an individual security.

Large capitalization company risk. Large capitalization companies may fall out of favor with investors based on market and economic conditions. In addition, larger companies may not be able to attain the high growth rates of successful smaller companies and may be less capable of responding

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quickly to competitive challenges and industry changes. As a result, the fund’s value may not rise as much as, or may fall more than, the value of funds that focus on companies with smaller market capitalizations.

Liquidity risk. Liquidity risk exists when particular investments are impossible or difficult to sell. Although most of the fund’s investments must be liquid at the time of investment, investments may become illiquid after purchase by the fund, particularly during periods of market turmoil. Markets may become illiquid when, for instance, there are few, if any, interested buyers or sellers or when dealers are unwilling or unable to make a market for certain securities. As a general matter, dealers recently have been less willing to make markets for fixed income securities. When the fund holds illiquid investments, the portfolio may be harder to value, especially in changing markets, and if the fund is forced to sell these investments to meet redemption requests or for other cash needs, the fund may suffer a loss. The fund may experience heavy redemptions that could cause the fund to liquidate its assets at inopportune times or at a loss or depressed value, which could cause the value of your investment to decline. In addition, when there is illiquidity in the market for certain investments, the fund, due to limitations on illiquid investments, may be unable to achieve its desired level of exposure to a certain sector.

Market events risk. In the past decade financial markets throughout the world have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. Governmental and non-governmental issuers have defaulted on, or been forced to restructure, their debts. These conditions may continue, recur, worsen or spread. Events that have contributed to these market conditions include, but are not limited to, major cybersecurity events; geopolitical events (including wars and terror attacks); measures to address budget deficits; downgrading of sovereign debt; changes in oil and commodity prices; dramatic changes in currency exchange rates; and public sentiment.

U.S. and non-U.S. governments and central banks have provided significant support to financial markets, including by keeping interest rates at historically low levels. The U.S. Federal Reserve is reducing its market support activities and has begun raising interest rates. Certain non-U.S. governments and central banks have implemented or may implement so-called negative rates (e.g., charging depositors who keep their cash at a bank) to spur economic growth. Further Federal Reserve or other U.S. or non-U.S. governmental or central bank actions, including interest rate increases or contrary actions by different governments, could negatively affect financial markets generally, increase market volatility and reduce the value and liquidity of securities in which the fund invests.

Policy and legislative changes in the United States and in other countries and other events affecting global markets, such as the United Kingdom’s expected exit from the European Union (or Brexit), are affecting many aspects of financial regulation and may in some instances contribute to decreased liquidity and increased volatility in the financial markets. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time.

Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, terrorism, natural disasters and other circumstances in one country or region could have profound impacts on global economies or markets. As a result, whether or not the fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the fund’s investments may be negatively affected.

Market sector risk. The fund may be significantly overweight or underweight in certain companies, industries or market sectors, which (when overweight) may cause the fund’s performance to be more sensitive to developments affecting those companies, industries or market sectors.

Market trading risk.

Absence of active market. Although shares of the fund are listed for trading on one or more stock exchanges, there can be no assurance that an active trading market for such shares will develop or be maintained by market makers or Authorized Participants. Authorized Participants are not obligated to execute purchase or redemption orders for Creation Units. In periods of market volatility, market makers and/or Authorized Participants may be less willing to transact in fund shares. The absence of an active market for the fund’s shares may contribute to the fund’s shares trading at a premium or discount to NAV.

Risk of secondary listings. The fund’s shares may be listed or traded on U.S. and non-U.S. stock exchanges other than the U.S. stock exchange where the fund’s primary listing is maintained, and may otherwise be made available to non-U.S. investors through funds or structured investment vehicles similar to depositary receipts. There can be no assurance that the fund’s shares will continue to trade on any such stock exchange or in any market or that the fund’s shares will continue to meet the requirements for listing or trading on any exchange or in any market. The fund’s shares may be less actively traded in certain markets than in others, and investors are subject to the execution and settlement risks and market standards of the market where they or their broker direct their trades for execution. Certain information available to investors who trade fund shares on a U.S. stock exchange during regular U.S. market hours may not be available to investors who trade in other markets, which may result in secondary market prices in such markets being less efficient.

Secondary market trading risk. Shares of the fund may trade in the secondary market at times when the fund does not accept orders to purchase or redeem shares. At such times, shares may trade in the secondary market with more significant premiums or discounts than might be experienced at times when the fund accepts purchase and redemption orders.

Secondary market trading in fund shares may be halted by a stock exchange because of market conditions or for other reasons. In addition, trading in fund shares on a stock exchange or in any market may be subject to trading halts caused by extraordinary market volatility pursuant to “circuit breaker” rules on the stock exchange or market.

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Shares of the fund, similar to shares of other issuers listed on a stock exchange, may be sold short and are therefore subject to the risk of increased volatility and price decreases associated with being sold short.

Shares of the fund may trade at prices other than NAV. Shares of the fund trade on stock exchanges at prices at, above or below the fund’s most recent net asset value. The net asset value of the fund is calculated at the end of each business day and fluctuates with changes in the market value of the fund’s holdings. The trading price of the fund’s shares fluctuates continuously throughout trading hours based on both market supply of and demand for fund shares and the underlying value of the fund’s portfolio holdings or net asset value. As a result, the trading prices of the fund’s shares may deviate significantly from net asset value during periods of market volatility, including during periods of high redemption requests or other unusual market conditions. ANY OF THESE FACTORS, AMONG OTHERS, MAY LEAD TO THE FUND’S SHARES TRADING AT A PREMIUM OR DISCOUNT TO NET ASSET VALUE. However, because shares can be created and redeemed in Creation Units at net asset value, the subadviser believes that large discounts or premiums to the net asset value of the fund are not likely to be sustained over the long term (unlike shares of many closed-end funds, which frequently trade at appreciable discounts from, and sometimes at premiums to, their net asset values). While the creation/redemption feature is designed to make it more likely that the fund’s shares normally will trade on stock exchanges at prices close to the fund’s next calculated net asset value, exchange prices are not expected to correlate exactly with the fund’s net asset value due to timing reasons, supply and demand imbalances and other factors. In addition, disruptions to creations and redemptions, including disruptions at market makers, Authorized Participants, or market participants, or during periods of significant market volatility, may result in trading prices for shares of the fund that differ significantly from its net asset value. Authorized Participants may be less willing to create or redeem fund shares if there is a lack of an active market for such shares or its underlying investments, which may contribute to the fund’s shares trading at a discount to net asset value.

Costs of buying or selling fund shares. Buying or selling fund shares on an exchange involves two types of costs that apply to all securities transactions. When buying or selling shares of the fund through a broker, you will likely incur a brokerage commission and other charges. In addition, you may incur the cost of the “spread”; that is, the difference between what investors are willing to pay for fund shares (the “bid” price) and the price at which they are willing to sell fund shares (the “ask” price). There may also be regulatory and other charges that are incurred as a result of trading activity. The spread varies over time for shares of the fund based on trading volume and market liquidity, and is generally narrower if the fund has more trading volume and market liquidity and wider if the fund has less trading volume and market liquidity. In addition, increased market volatility may cause increased spreads. Because of the costs inherent in buying or selling fund shares, frequent trading may detract significantly from investment results and an investment in fund shares may not be advisable for investors who anticipate regularly trading in fund shares.

MLP risk. An investment in MLP units involves certain risks which differ from an investment in the securities of a corporation. Holders of MLP units have the rights typically afforded to limited partners in a limited partnership. Additionally, conflicts of interest may exist between common unit holders and the general partner of an MLP; for example, a conflict may arise as a result of incentive distribution payments. The amount of cash that any MLP has available to pay its unit holders in the form of distributions/dividends depends on the amount of cash flow generated from such company’s operations. Cash flow from operations will vary from quarter to quarter and is largely dependent on factors affecting the MLP’s operations and factors affecting the energy, natural resources or real estate sectors in general. Investing in MLPs involves certain risks related to investing in the underlying assets of the MLPs. MLPs may be adversely affected by fluctuations in the prices of commodities and may be impacted by the levels of supply and demand for commodities. The performance of MLPs operating in the real estate sector may be linked to the performance of the real estate markets, including the risk of falling property values and declining rents, and from changes in interest rates or inflation. Much of the benefit the fund derives from its investment in equity securities of MLPs is a result of MLPs generally being treated as partnerships for U.S. federal income tax purposes. A change in current tax law, or a change in the business of a given MLP, could result in an MLP being treated as a corporation for U.S. federal income tax purposes and subject to corporate level tax on its income, and could reduce the amount of cash available for distribution by the MLP to its unit holders, such as the fund.

National closed market trading risk. Where the underlying securities held by the fund trade on foreign exchanges that are closed when the securities exchange on which the fund’s shares trade is open, there are likely to be deviations between the current price of such an underlying security and the last quoted price for the underlying security (i.e., the fund’s quote from the closed foreign market), resulting in premiums or discounts to the fund’s net asset value that may be greater than those experienced by other ETFs.

North American economy risk. A decrease in imports or exports, changes in tariffs or trade regulations or an economic recession in any North American country can have a significant economic effect on the entire North American region and on some or all of the North American countries in which the fund invests. The United States is Canada’s and Mexico’s largest trading and investment partner. The Canadian and Mexican economies are significantly affected by developments in the U.S. economy. Policy and legislative changes in one country may have a significant effect on North American markets generally, as well as on the value of certain securities held by the fund. In September 2018, the countries negotiated the U.S.-Mexico-Canada Agreement, a new trade agreement that would replace the North American Trade Agreement (“NAFTA”). Compared to NAFTA, this new agreement reflects various policy changes, the effects of which are still being determined. Congress is expected to review and either approve or reject the new agreement in early 2019.

Operational risk. Your ability to transact with the fund or the valuation of your investment may be negatively impacted because of the operational risks arising from factors such as processing errors and human errors, inadequate or failed internal or external processes, failures in systems and technology, changes in personnel, and errors caused by third party service providers or trading counterparties. It is not possible to identify all of the operational risks that may affect the fund or to develop processes and controls that completely eliminate or mitigate the occurrence of such failures. The fund and its shareholders could be negatively impacted as a result.

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Passive investment risk. The fund uses an indexing strategy and invests in securities included in or representative of its Underlying Index regardless of their investment merit. The fund is not actively managed and does not attempt to use defensive strategies or reduce the effects of any long-term periods of poor stock performance. The fund’s expenses, changes in securities markets, changes in the composition of the Underlying Index, the performance of the fund’s derivative positions (if any) and the timing of purchases and redemptions of fund shares may affect the correlation between fund and Underlying Index performance. The fund may not perform as well as other investments if, among other things, the Underlying Index declines or performs poorly relative to other related indexes or individual securities or the securities issued by companies that comprise the Underlying Index fall out of favor with investors. Market disruptions and regulatory restrictions could have an adverse effect on the fund’s ability to adjust its exposure to the required levels in order to track the Underlying Index. The Underlying Index is relatively new and has limited performance history.

REITs risk. Investments in REITs expose the fund to risks similar to investing directly in real estate. The value of these underlying investments may be affected by changes in the value of the underlying real estate, the quality of the property management, the creditworthiness of the issuer of the investments, and changes in property taxes, interest rates and the real estate regulatory environment. Investments in REITs are also affected by general economic conditions. REITs are also subject to heavy cash flow dependency, defaults by borrowers and self-liquidation. REITs usually charge management fees, which may result in layering the fees paid by the fund. REITs may be leveraged, which increases risk. In addition, REITs could possibly fail to (i) qualify for favorable tax treatment under applicable tax law, or (ii) maintain their exemptions from registration under the Investment Company Act of 1940, as amended. The above factors may also adversely affect a borrower’s or a lessee’s ability to meet its obligations to the REIT. In the event of a default by a borrower or lessee, the REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments.

Risk of investing in depositary receipts. Certain component securities of the Underlying Index are in the form of depositary receipts, including American Depositary Receipts (“ADRs”) and Global Depositary Receipts (“GDRs”). While the use of ADRs and GDRs, which are traded on exchanges and represent an ownership in a foreign security, provide an alternative to directly purchasing the underlying foreign securities in their respective national markets and currencies, investments in ADRs and GDRs continue to be subject to certain of the risks associated with investing directly in foreign securities.

Risk of investing in the United States. The fund has significant exposure to U.S. issuers. A decrease in imports or exports, changes in trade regulations and/or an economic recession in the United States may have a material adverse effect on the U.S. economy and the securities listed on U.S. exchanges. Policy and legislative changes in the United States are changing many aspects of financial and other regulation and may have a significant effect on the U.S. markets generally, as well as the value of certain securities. In addition, a continued rise in the U.S. public debt level or U.S. austerity measures may adversely affect U.S. economic growth and the securities to which the fund has exposure.

Risks of Investments in China A-shares through the Stock Connect Program. The fund may invest in China A-shares of certain Chinese companies through the Shanghai-Hong Kong Stock Connect and/or the Shenzhen-Hong Kong Stock Connect program (“Connect Program”). Trading through the Connect Program is subject to a number of restrictions that may affect the fund’s investments and returns. For example, the Connect Program is subject to quota limitations and an investor cannot purchase and sell the same security on the same trading day, which may restrict the fund’s ability to invest in China A-shares through the Connect Program and to enter into or exit trades on a timely basis. Investments made through the Connect Program are subject to trading, clearance and settlement procedures that are relatively new and the actual effect on the market for trading China A-shares with the introduction of large numbers of foreign investors is unknown. In the event that the relevant systems fail to function properly, trading in China A-Shares through the Connect Program could be disrupted. In addition, there may be circumstances in which trading in China A-shares is not operationally feasible for the Underlying Index’s service providers, and the Underlying Index may not be able to include China A-shares. In such cases, the fund’s Underlying Index will not include China A-shares, and the fund’s performance could be adversely affected.

Small and medium capitalization company risk. The fund will be exposed to additional risks as a result of its investments in the securities of small and medium capitalization companies. Small and medium capitalization companies may fall out of favor with investors; may have limited product lines, operating histories, markets or financial resources; or may be dependent upon a limited management group. The prices of securities of small and medium capitalization companies generally are more volatile than those of large capitalization companies and are more likely to be adversely affected than large capitalization companies by changes in earnings results and investor expectations or poor economic or market conditions, including those experienced during a recession. Securities of small and medium capitalization companies may underperform large capitalization companies, may be harder to sell at times and at prices the portfolio managers believe appropriate and may have greater potential for losses.

Small fund risk. When the fund’s size is small, the fund may experience low trading volume and wide bid/ask spreads. In addition, the fund may face the risk of being delisted if the fund does not meet certain conditions of the listing exchange. If the fund were to be required to delist from the listing exchange, the value of the fund may rapidly decline. In addition, any resulting liquidation of the fund could cause the fund to incur elevated transaction costs for the fund and negative tax consequences for its shareholders.

Stock market and equity securities risk. The stock markets are volatile and the market prices of the fund’s equity securities may decline generally. Equity securities may have greater price volatility than other asset classes, such as fixed income securities, and may fluctuate in price based on actual or perceived changes in a company’s financial condition and overall market and economic conditions and perceptions. If the market prices of the equity securities owned by the fund fall, the value of your investment in the fund will decline.

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Structured instruments risk. The fund may invest in instruments that have similar economic characteristics to equity securities, such as participation notes or other structured instruments that may be developed from time to time (“structured instruments”). Structured instruments are notes that are issued by banks, broker-dealers or their affiliates and are designed to offer a return linked to a particular underlying equity or market.

If the structured instrument were held to maturity, the issuer would pay to the purchaser the underlying instrument’s value at maturity with any necessary adjustments. The holder of a structured instrument that is linked to a particular underlying security or instrument may be entitled to receive dividends paid in connection with that underlying security or instrument, but typically does not receive voting rights as it would if it directly owned the underlying security or instrument. Structured instruments have transaction costs. In addition, there can be no assurance that there will be a trading market for a structured instrument or that the trading price of a structured instrument will equal the underlying value of the security, instrument or market that it seeks to replicate. Unlike a direct investment in equity securities, structured instruments typically involve a term or expiration date, potentially increasing the fund’s turnover rate, transaction costs and tax liability.

Due to transfer restrictions, the secondary markets on which a structured instrument is traded may be less liquid than the market for other securities, or may be completely illiquid, which may expose the fund to risks of mispricing or improper valuation. Structured instruments typically constitute general unsecured contractual obligations of the banks, broker-dealers or their relevant affiliates that issue them, which subjects the fund to counterparty risk (and this risk may be amplified if the fund purchases structured instruments from only a small number of issuers). Structured instruments also have the same risks associated with a direct investment in the underlying securities, instruments or markets that they seek to replicate.

Tracking error risk. Tracking error is the divergence of the fund’s performance from that of its Underlying Index. The fund’s portfolio composition and performance may not match, and may vary substantially from, that of the Underlying Index for any period of time, in part because there may be a delay in the fund’s implementation of any changes to the composition of the Underlying Index. Tracking error may also occur because of pricing differences, transaction costs, differences in accrual of distributions, tax gains or losses, or the need to meet new or existing regulatory requirements. Unlike the fund, the returns of an Underlying Index are not reduced by investment and other operating expenses, including the trading costs associated with implementing changes to its portfolio of investments. Tracking error risk may be heightened during times of market volatility or other unusual market conditions. Because the Underlying Index is not subject to the tax diversification requirements to which the fund must adhere, the fund may be required to deviate its investments from the securities and relative weightings of the Underlying Index. For tax efficiency purposes, the fund may sell certain securities to realize losses, which will result in a deviation from the Underlying Index.

Trading issues risk. Trading in shares of the fund on NASDAQ may be halted due to market conditions or for reasons that, in the view of NASDAQ, make trading in shares inadvisable. In addition, trading in shares on NASDAQ is subject to trading halts caused by extraordinary market volatility pursuant to NASDAQ’s “circuit breaker” rules. There can be no assurance that the requirements of NASDAQ necessary to maintain the listing of the fund will continue to be met or will remain unchanged.

Transportation sub-industries risk. Issuers in the transportation sub-industries may be adversely affected by economic changes, increases in fuel and operating costs, labor relations, and insurance costs. Transportation companies in certain countries may also be subject to significant government regulation and oversight, which may adversely affect their businesses. Other risk factors that may affect transportation companies include the risk of increases in fuel and other operating costs and the effects of regulatory changes or other government decisions.

Utilities sector risk. Investments in utilities companies involve special considerations, including the risk of changing commodity prices, government regulation and oversight, increased tariffs, changes in tax laws, interest rate fluctuations and changes in the cost of providing utility services. The utilities sector is also subject to potential terrorist attacks, natural disasters and severe weather conditions, as well as regulatory and operational burdens associated with the operation and maintenance of facilities. Government regulators monitor and control utility revenues and costs, and therefore may limit utility profits. In certain countries, regulatory authorities may also restrict a company’s access to new markets, thereby diminishing the company’s long-term prospects. The deregulation of certain utility companies may eliminate restrictions on profits but may also subject these companies to greater risks of loss.

The electric utility industry consists of companies that are engaged principally in the generation, transmission and sale of electric energy, although many also provide other energy-related services. In the past, electric utility companies, in general, have been favorably affected by lower fuel and financing costs and the full or near completion of major construction programs. In addition, many of these companies have generated cash flows in excess of current operating expenses and construction expenditures, permitting some degree of diversification into unregulated businesses. Some electric utilities have also taken advantage of the right to sell power outside of their traditional geographic areas. Electric utility companies have historically been subject to the risks associated with increases in fuel and other operating costs, high interest costs on borrowings needed for capital construction programs, costs associated with compliance with environmental and safety regulations and changes in the regulatory climate. As interest rates declined, many utilities refinanced high cost debt and in doing so improved their fixed charges coverage. Regulators, however, lowered allowed rates of return as interest rates declined and thereby caused the benefits of the rate declines to be shared wholly or in part with customers. In a period of rising interest rates, the allowed rates of return may not keep pace with the utilities’ increased costs. The construction and operation of nuclear power facilities are subject to strict scrutiny by, and evolving regulations of, the Nuclear Regulatory Commission and state agencies that have comparable jurisdiction. Strict scrutiny might result in higher operating costs and higher capital expenditures, with the risk that the regulators may disallow inclusion of these costs in rate authorizations or the risk that a company may not be permitted to operate or complete construction of a facility. In addition, operators of nuclear power plants may be subject to significant costs for disposal of nuclear fuel and for decommissioning such plants.

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Gas transmission companies and gas distribution companies are undergoing significant changes. In the United States, interstate transmission companies are regulated by the Federal Energy Regulatory Commission, which is reducing its regulation of the industry. Many companies have diversified into oil and gas exploration and development, making returns more sensitive to energy prices. In the recent decade, gas utility companies have been adversely affected by disruptions in the oil industry and have also been affected by increased concentration and competition. Natural gas is the cleanest of the hydrocarbon fuels, and this may result in incremental shifts in fuel consumption toward natural gas and away from oil and coal, even for electricity generation. However, technological or regulatory changes within the industry may delay or prevent this result.

Valuation risk. Many factors may influence the price at which the fund could sell any particular portfolio investment. The sales price may well differ—higher or lower—from the fund’s last valuation, and such differences could be significant, particularly for illiquid securities and securities that trade in relatively thin markets and/or markets that experience extreme volatility. If market conditions make it difficult to value some investments, the fund may value these investments using more subjective methods, such as fair value methodologies. Valuation methodologies may be further impacted by technological issues and/or errors by pricing vendors or their personnel. Authorized Participants who purchase or redeem fund shares on days when the fund is holding fair-valued securities may receive fewer or more shares, or lower or higher redemption proceeds, than they would have received if the fund had not fair-valued securities or had used a different valuation methodology. The value of foreign securities, certain fixed income securities and currencies, as applicable, may be materially affected by events after the close of the markets in which they are traded, but before the fund determines its net asset value. The fund’s ability to value its investments may be impacted by technological issues and/or errors by pricing services or other third party service providers.

Volatility risk. The value of the securities or other assets in the fund’s portfolio may fluctuate, sometimes rapidly and unpredictably. The value of a security or other asset may fluctuate due to factors affecting markets generally or particular industries. The value of a security may also be more volatile than the market as a whole. This volatility may affect the fund’s net asset value. Although the Underlying Index’s models were created to invest in stocks that exhibit low volatility characteristics, there is no guarantee that these models and strategies will be successful. Securities or other assets in the fund’s portfolio may be subject to price volatility and the prices may not be any less volatile than the market as a whole and could be more volatile. Events or financial circumstances affecting individual securities or sectors may increase the volatility of the fund.

Please note that there are other factors that could adversely affect your investment and that could prevent the fund from achieving its investment objective. More information about risks appears in the SAI. Before investing, you should carefully consider the risks that you will assume.

Portfolio holdings

On each business day, the fund will disclose on www.leggmason.com/etfproducts (click on the name of the fund) the identities and quantities of the fund’s portfolio holdings and other assets held by the fund that will form the basis for the fund’s calculation of its net asset value per share at the end of the business day. A description of the fund’s policies and procedures with respect to the disclosure of its portfolio holdings is available in the SAI.

Tax advantaged product structure

Unlike many conventional mutual funds which are only bought and sold at closing NAVs, the shares of the fund have been designed to be created and redeemed principally in-kind (although under some circumstances its shares are created and redeemed partially for cash) in Creation Units at each day’s market close. These in-kind arrangements are designed to mitigate adverse effects on the fund’s portfolio that could arise from frequent cash purchase and redemption transactions that affect the NAV of the fund. Moreover, in contrast to conventional mutual funds, where frequent redemptions can have an adverse tax impact on taxable shareholders because of the need to sell portfolio securities—which, in turn, may generate taxable gain—the in-kind redemption mechanism of the fund, to the extent used, generally is not expected to lead to a tax event for shareholders whose shares are not being redeemed or sold.

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More on fund management

Legg Mason Partners Fund Advisor, LLC (“LMPFA” or the “manager”) is the fund’s investment manager. LMPFA, with offices at 620 Eighth Avenue, New York, New York 10018, also serves as the investment manager of other Legg Mason-sponsored funds. LMPFA provides administrative and certain oversight services to the fund. As of December 31, 2018, LMPFA’s total assets under management were approximately $184.8 billion.

RARE Infrastructure (North America) Pty Ltd. (“RARE” or the “subadviser”) provides the day-to-day portfolio management of the fund, except for any portion of the fund’s cash and short-term instruments that is allocated to Western Asset Management Company (“Western Asset”). RARE has offices at Level 13, 35 Clarence Street, Sydney, NSW 2000 Australia. RARE and its affiliates manage assets for clients around the globe including government, corporate and industry pension funds, sovereign wealth funds, as well as retail funds in Australia and Canada. RARE is a wholly-owned subsidiary of RARE Infrastructure Limited (“RIL”), an Australian based investment manager. As of December 31, 2018, the total assets under management of RARE, RIL, and their supervised affiliates were approximately $3.4 billion.

Western Asset manages the portion of the fund’s cash and short-term instruments allocated to it. Western Asset, established in 1971, has offices at 385 East Colorado Boulevard, Pasadena, California 91101 and 620 Eighth Avenue, New York, New York 10018. Western Asset acts as investment adviser to institutional accounts, such as corporate pension plans, mutual funds and endowment funds. As of December 31, 2018, the total assets under management of Western Asset and its supervised affiliates were approximately $424.5 billion.

LMPFA, RARE and Western Asset are subsidiaries of Legg Mason, Inc. (“Legg Mason”). Legg Mason wholly owns LMPFA and Western Asset and holds a 85% majority interest in RIL, the parent company of RARE. Legg Mason, whose principal executive offices are at 100 International Drive, Baltimore, Maryland 21202, is a global asset management company. As of December 31, 2018, Legg Mason’s asset management operations had aggregate assets under management of approximately $727.2 billion.

Portfolio managers

Charles Hamieh has served as the fund’s portfolio manager since 2016.

Charles Hamieh is a Portfolio Manager and Senior Investment Analyst of RARE and RIL. Prior to joining RIL in 2010, Mr. Hamieh was Director and Senior Analyst, Global Infrastructure Securities at AMP Capital. Mr. Hamieh has also held portfolio management and investment analyst roles within infrastructure at Hastings Funds Management, Challenger Financial Services Group, and again at AMP Capital Investors. Mr. Hamieh holds a Bachelor of Economics from the University of Western Sydney.

The SAI provides information about the compensation of the portfolio manager, other accounts managed by the portfolio manager and any fund shares held by the portfolio manager.

Expense limitation

The manager has agreed to waive and/or reimburse management fees so that the ratio of total annual fund operating expenses will not exceed 0.40% (subject to the same exclusions as the management agreement). This arrangement cannot be terminated prior to March 1, 2020 without the Board of Trustees’ consent.

Management fee

Pursuant to the management agreement and subject to the general supervision of the Board, LMPFA provides or causes to be furnished all investment management, supervisory, administrative and other services reasonably necessary for the operation of the fund, including certain distribution services (provided pursuant to a separate distribution agreement) and investment advisory services (provided pursuant to separate subadvisory agreements) under a unitary fee structure. The fund is responsible for paying interest expenses, taxes, brokerage expenses, future 12b-1 fees (if any), acquired fund fees and expenses, extraordinary expenses and the management fee payable to LMPFA under the management agreement. The fund pays a management fee at an annual rate of 0.45% of its average daily net assets.

Prior to May 4, 2018, the fund paid a management fee at an annual rate of 0.53% of its average daily net assets.

For the fiscal year ended October 31, 2018, the fund paid LMPFA an effective management fee of 0.47% of the fund’s average daily net assets for management services.

A discussion regarding the basis for the Board’s approval of the fund’s management agreement and subadvisory agreements is available in the fund’s Semi-Annual Report for the period ended April 30, 2017.

Additional information

The fund enters into contractual arrangements with various parties, including, among others, the fund’s investment manager and the subadvisers, who provide services to the fund. Shareholders are not parties to, or intended (or “third-party”) beneficiaries of, those contractual arrangements.

This Prospectus and the SAI provide information concerning the fund that you should consider in determining whether to purchase shares of the fund. The fund may make changes to this information from time to time. Neither this Prospectus nor the SAI is intended to give rise to any contract rights or other rights in any shareholder, other than rights conferred by federal or state securities laws.

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Distribution

Legg Mason Investor Services, LLC (“LMIS”), 100 International Drive, Baltimore, Maryland 21202, serves as the distributor of Creation Units for the fund on an agency basis. LMIS does not maintain a secondary market in the fund’s shares. LMIS has no role in determining the fund’s policies or the securities that are purchased or sold by the fund.

The Board has adopted a distribution and service plan (“Plan”) pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended. Under the Plan, the fund is authorized to pay distribution fees in connection with the sale and distribution of its shares and pay service fees in connection with the provision of ongoing services to shareholders of the fund and the maintenance of shareholder accounts in an amount up to 0.25% of its average daily net assets each year. No Rule 12b-1 fees are currently paid by the fund, and there are no current plans to impose these fees.

Additional payments

Legg Mason or its affiliates make payments to broker-dealers, registered investment advisers, banks or other intermediaries (together, “intermediaries”) related to marketing activities and presentations, educational training programs, conferences, the development of technology platforms and reporting systems, or their making shares of the fund available to their customers generally and in certain investment programs. Such payments, which may be significant to the intermediary, are not made by the fund. Rather, such payments are made by Legg Mason or its affiliates from their own resources, which come directly or indirectly in part from fees paid by the fund. A financial intermediary may make decisions about which investment options it recommends or makes available, or the level of services provided, to its customers based on the payments it is eligible to receive. Therefore, such payments to an intermediary create conflicts of interest between the intermediary and its customers and may cause the intermediary to recommend the fund over another investment. More information regarding these payments is contained in the fund’s SAI. Please contact your salesperson or other investment professional for more information regarding any such payments his or her firm may receive from Legg Mason or its affiliates.

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Shareholder information

Additional shareholder information, including how to buy and sell shares of the fund, is available free of charge by calling toll-free: 1-877-721-1926 or visiting our website at www.leggmason.com/etfliterature.

Purchasing and selling shares

Shares of the fund may be acquired or redeemed directly from the fund only in Creation Units or multiples thereof, as discussed in the “Creations and redemptions” section of this Prospectus. Only an Authorized Participant (as defined in the “Creations and redemptions” section) may engage in creation or redemption transactions directly with the fund. Once created, shares of the fund generally trade in the secondary market in amounts less than a Creation Unit.

Shares of the fund are listed for trading on the secondary market on NASDAQ. Shares can be bought and sold throughout the trading day like other publicly traded shares. There is no minimum investment. Although shares are generally purchased and sold in “round lots” of 100 shares, brokerage firms typically permit investors to purchase or sell shares in smaller “odd lots” at no per-share price differential. The fund’s shares trade on NASDAQ as follows:

Name of Fund	Ticker Symbol

Legg Mason Global Infrastructure ETF	INFR

Share prices are reported in dollars and cents per share

Buying or selling fund shares on an exchange or other secondary market involves two types of costs that may apply to all securities transactions. When buying or selling shares of the fund through a broker, you may incur a brokerage commission and other charges. The commission is frequently a fixed amount and may be a significant proportional cost for investors seeking to buy or sell small amounts of shares. In addition, you may incur the cost of the “spread,” that is, any difference between the bid price and the ask price. The spread varies over time for shares of the fund based on the fund’s trading volume and market liquidity, and is generally lower if the fund has high trading volume and market liquidity, and higher if the fund has little trading volume and market liquidity (which is often the case for funds that are newly launched or small in size). The fund’s spread may also be impacted by the liquidity of the underlying securities held by the fund, particularly for newly launched or smaller funds or in instances of significant volatility of the underlying securities.

Authorized Participants may acquire shares directly from the fund and may tender their shares for redemption directly to the fund, at net asset value per share only in Creation Units.

The fund’s primary listing exchange is NASDAQ. NASDAQ is open for trading Monday through Friday and is closed on weekends and the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Section 12(d)(1) of the 1940 Act restricts investments by investment companies in the securities of other investment companies. Registered investment companies are permitted to invest in the fund beyond the limits set forth in Section 12(d)(1), subject to certain terms and conditions set forth in SEC rules or in an SEC exemptive order issued to the fund. In order for a registered investment company to invest in shares of the fund beyond the limitations of Section 12(d)(1) pursuant to the exemptive relief obtained by the fund, the registered investment company (outside the Legg Mason fund family) must enter into an agreement with the fund.

Frequent purchases and redemptions of fund shares

The Board has evaluated the risks of frequent purchases and redemptions of fund shares (“market timing”) activities by the fund’s shareholders. The Board noted that the fund’s shares can only be purchased and redeemed directly from the fund in Creation Units by Authorized Participants and that the vast majority of trading in the fund’s shares occurs on the secondary market. Because the secondary market trades do not involve the fund directly, it is unlikely those trades would cause many of the harmful effects of market timing, including dilution, disruption of portfolio management, increases in the fund’s trading costs and the realization of capital gains.

With respect to trades directly with the fund, to the extent effected in-kind, those trades do not cause any of the harmful effects (as previously noted) that may result from frequent cash trades. To the extent that the fund permits or requires trades to be effected in whole or in part in cash, the Board noted that those trades could result in dilution to the fund and increased transaction costs, which could negatively impact the fund’s ability to achieve its investment objective. However, the Board noted that direct trading by Authorized Participants is critical to ensuring that the fund’s shares trade at or close to net asset value. The fund also employs fair valuation pricing to minimize potential dilution from market timing. The fund imposes transaction fees on in-kind purchases and redemptions of fund shares to cover the custodial and other costs incurred by the fund in effecting in-kind trades. These fees may increase if an investor substitutes cash in part or in whole for securities, reflecting the fact that the fund’s trading costs increase in those circumstances. Given this structure, the Board determined that it is not necessary to apply policies and procedures to the fund to detect and deter market timing.

24	Legg Mason Global Infrastructure ETF

Book entry

Shares are held in book-entry form, which means that no stock certificates are issued. The Depository Trust Company (“DTC”) or its nominee is the record owner of all outstanding shares of the fund and is recognized as the owner of all shares for all purposes.

Investors owning shares are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for all shares. Participants in DTC include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of shares, you are not entitled to receive physical delivery of stock certificates or to have shares registered in your name, and you are not considered a registered owner of shares. Therefore, to exercise any right as an owner of shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other stocks that you hold in book entry or “street name” form.

Fund share trading prices

The trading prices of the fund’s shares in the secondary market generally differ from the fund’s daily net asset value and are affected by market forces such as the supply of and demand for ETF shares and underlying securities held by the fund, economic conditions and other factors. Information regarding the intraday value of shares of the fund, also known as the “intra-day indicative value” (“IIV”), is disseminated every 15 seconds throughout each trading day by the national securities exchange on which the fund’s shares are listed or by market data vendors or other information providers. The IIV is based on the current market value of the securities and/or cash required to be deposited in exchange for a Creation Unit but does not include a reduction for the fees, operating expenses or transaction costs incurred by the fund. The IIV does not necessarily reflect the precise composition of the current portfolio of securities held by the fund at a particular point in time or the best possible valuation of the current portfolio. Therefore, the IIV should not be viewed as a “real-time” update of the fund’s net asset value, which is computed only once a day. The IIV is generally determined by using both current market quotations and/or price quotations obtained from broker-dealers and other market intermediaries that may trade in the portfolio securities held by the fund. The quotations of certain fund holdings may not be updated during U.S. trading hours if such holdings do not trade in the United States and thus may not reflect the current fair value of those securities. The fund is not involved in, or responsible for, the calculation or dissemination of the IIV nor makes any representation or warranty as to its accuracy.

Calculation of net asset value

The fund’s net asset value per share is the value of its assets minus its liabilities divided by the number of shares outstanding.

The fund calculates its net asset value every day the New York Stock Exchange (the “NYSE”) is open. The fund generally values its securities and other assets and calculates its net asset value as of the scheduled close of regular trading on the NYSE, normally at 4:00 p.m. (Eastern time). If the NYSE closes at a time other than the scheduled closing time, the fund will calculate its net asset value as of the scheduled closing time. The NYSE is closed on certain holidays listed in the SAI.

Valuation of the fund’s securities and other assets is performed in accordance with procedures approved by the Board. These procedures delegate most valuation functions to the manager, which generally uses independent third party pricing services approved by the Board. Under the procedures, assets are valued as follows:

•

Equity securities and certain derivative instruments that are traded on an exchange are valued at the closing price (which may be reported at a different time than the time at which the fund’s NAV is calculated) or, if that price is unavailable or deemed by the manager not representative of market value, the last sale price. Where a security is traded on more than one exchange (as is often the case overseas), the security is generally valued at the price on the exchange considered by the manager to be the primary exchange. In the case of securities not traded on an exchange, or if exchange prices are not otherwise available, the prices are typically determined by independent third party pricing services that use a variety of techniques and methodologies.

•

The valuations for fixed income securities and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of fair valuation techniques and methodologies.

•

The valuations of securities traded on foreign markets and certain fixed income securities will generally be based on prices determined as of the earlier closing time of the markets on which they primarily trade, unless a significant event has occurred. When the fund holds securities or other assets that are denominated in a foreign currency, the fund will use the currency exchange rates, generally determined as of 4:00 p.m. (London time). Foreign markets are open for trading on weekends and other days when the fund does not price its shares. Therefore, the value of the fund’s shares may change on days when you will not be able to purchase or sell the fund’s shares.

•

Investments in ETFs and closed-end funds listed on an exchange are valued at the closing sale or official closing price on that exchange. Investments in open-end funds other than ETFs are valued at the NAV per share of the class of the underlying fund held by the fund as determined on each business day.

•

If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers. When such prices or quotations are not available, or when the manager believes that they are unreliable, the manager may price securities using fair value procedures approved by the Board. These procedures permit, among other things, the use of a formula or other method that takes into consideration market indices, yield curves and other specific adjustments to determine fair value. Fair value of a security is the amount, as determined by the manager in good faith, that the fund might reasonably expect to receive upon a current sale of the security. The fund may also

Legg Mason Global Infrastructure ETF	25

use fair value procedures if the manager determines that a significant event has occurred between the time at which a market price is determined and the time at which the fund’s net asset value is calculated.

Many factors may influence the price at which the fund could sell any particular portfolio investment. The sales price may well differ—higher or lower—from the fund’s last valuation, and such differences could be significant, particularly for securities that trade in relatively thin markets and/or markets that experience extreme volatility. Moreover, valuing securities using fair value methodologies involves greater reliance on judgment than valuing securities based on market quotations. A fund that uses fair value methodologies may value those securities higher or lower than another fund using market quotations or its own fair value methodologies to price the same securities. There can be no assurance that a fund could obtain the value assigned to a security if it were to sell the security at approximately the time at which the fund determines its net asset value.

26	Legg Mason Global Infrastructure ETF

Dividends, other distributions and taxes

Dividends and other distributions

The fund generally distributes long-term capital gain, if any, once a year, typically in December and at such other times as are necessary.

The fund generally pays dividends, if any, as follows:

Fund	Income dividend distributions
Legg Mason Global Infrastructure ETF	Quarterly

The fund may pay additional distributions and dividends in order to avoid a federal tax.

Dividends and other distributions on shares of the fund are distributed on a pro rata basis to beneficial owners of such shares. Dividend payments are made through DTC participants and indirect participants to beneficial owners then of record with proceeds received from the fund.

The Board reserves the right to revise the dividend policy or postpone the payment of dividends if warranted in the Board’s judgment due to unusual circumstances.

Reinvestment of distributions

Distributions are paid by the fund in cash. No dividend reinvestment service is provided by the fund. Broker-dealers may make available the DTC book-entry Dividend Reinvestment Service for use by beneficial owners of the fund for reinvestment of their dividend distributions. Beneficial owners should contact their broker to determine the availability and costs of the service and the details of participation therein. Brokers may require beneficial owners to adhere to specific procedures and timetables. If this service is available and used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole shares of the fund purchased in the secondary market.

Taxes

The following discussion is very general, applies only to shareholders who are U.S. persons, and does not address shareholders subject to special rules, such as those who hold fund shares through an IRA, 401(k) plan or other tax-advantaged account. Except as specifically noted, the discussion is limited to federal income tax matters, and does not address state, local, foreign or non-income taxes. Further information regarding taxes, including certain federal income tax considerations relevant to non-U.S. persons, is included in the SAI. Because each shareholder’s circumstances are different and special tax rules may apply, you should consult your tax adviser about federal, state, local and/or foreign tax considerations that may be relevant to your particular situation.

Taxes on distributions

In general, dividends and distributions are all taxable events. Distributions of investment income that the fund reports as “qualified dividend income” may be eligible to be taxed to noncorporate shareholders at the reduced rates applicable to long-term capital gain if certain requirements are satisfied. Distributions of net capital gain reported by the fund as capital gain dividends are taxable to you as long-term capital gain regardless of how long you have owned your shares. Noncorporate shareholders ordinarily pay tax at reduced rates on long-term capital gain. Substitute payments received on fund shares that are lent out will be ineligible for being reported as qualified dividend income and for other potentially beneficial tax treatment.

You may want to avoid buying shares when the fund is about to declare a dividend or capital gain distribution because it will be taxable to you even though it may economically represent a return of a portion of your investment.

A Medicare contribution tax is imposed at the rate of 3.8% on the net investment income of U.S. individuals with income exceeding specified thresholds, and on undistributed net investment income of certain estates and trusts. Net investment income generally includes for this purpose dividends and capital gain distributions paid by the fund and gain on the redemption or exchange of fund shares.

A dividend declared by the fund in October, November or December and paid during January of the following year will, in certain circumstances, be treated as paid in December for tax purposes.

Interest received by the fund with respect to non-U.S. securities may give rise to withholding and other taxes imposed by non-U.S. countries. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes. If more than 50% of the total assets of the fund at the close of a year consists of securities of non-U.S. corporations, the fund may “pass through” to you certain non-U.S. income taxes (including withholding taxes) paid by the fund. This means that you would be considered to have received as an additional dividend your share of such non-U.S. taxes, but you may be entitled to either a corresponding tax deduction in calculating your U.S. federal taxable income, or, subject to certain limitations, a credit in calculating your U.S. federal income tax.

If you are neither a resident nor a citizen of the United States or if you are a non-U.S. entity, the fund’s ordinary income dividends (which include distributions of net short-term capital gains) will generally be subject to a 30% U.S. federal withholding tax, unless a lower treaty rate applies.

Legg Mason Global Infrastructure ETF	27

A 30% withholding tax is currently imposed on U.S.-source dividends, interest and other income items and will be imposed on proceeds from the sale of property producing U.S.-source dividends and interest paid after December 31, 2018, to (i) foreign financial institutions, including non-U.S. investment funds, unless they agree to collect and disclose to the U.S. Internal Revenue Service (“IRS”) information regarding their direct and indirect U.S. account holders and (ii) certain other foreign entities, unless they certify certain information regarding their direct and indirect U.S. owners. To avoid withholding, foreign financial institutions will need to (i) enter into agreements with the IRS that state that they will provide the IRS information, including the names, addresses and taxpayer identification numbers of direct and indirect U.S. account holders; comply with due diligence procedures with respect to the identification of U.S. accounts; report to the IRS certain information with respect to U.S. accounts maintained, agree to withhold tax on certain payments made to non-compliant foreign financial institutions or to account holders who fail to provide the required information; and determine certain other information concerning their account holders, or (ii) in the event that an applicable intergovernmental agreement and implementing legislation are adopted, provide local revenue authorities with similar account holder information. Other foreign entities may need to report the name, address, and taxpayer identification number of each substantial U.S. owner or provide certifications of no substantial U.S. ownership, unless certain exceptions apply.

If you are a resident or a citizen of the United States, by law, back-up withholding will apply to your distributions and proceeds if you have not provided a taxpayer identification number or social security number and made other required certifications.

Taxes when shares are sold

Capital gain or loss realized upon a sale of fund shares is generally treated as a long-term gain or loss if the shares have been held for more than one year. Any capital gain or loss realized upon a sale of fund shares held for one year or less is generally treated as short-term gain or loss, except that any capital loss on the sale of shares held for six months or less is treated as long-term capital loss to the extent that capital gain dividends were paid with respect to such shares. Any such capital gains, including from sales of fund shares or from capital gain dividends, are included in “net investment income” for purposes of the 3.8% U.S. federal Medicare contribution tax mentioned above.

28	Legg Mason Global Infrastructure ETF

Creations and redemptions

Prior to trading in the secondary market, shares of the fund are “created” at NAV by market makers, large investors and institutions only in block-size Creation Units or multiples thereof. The following table sets forth the number of shares of the fund that constitute a Creation Unit:

Fund	Creation unit size
Legg Mason Global Infrastructure ETF	100,000

Each “creator” or “Authorized Participant” enters into an authorized participant agreement with LMIS, the fund’s distributor. Only an Authorized Participant may create or redeem Creation Units directly with the fund.

A creation transaction, which is subject to acceptance by LMIS, generally takes place when an Authorized Participant deposits into the fund a designated portfolio of securities (including any portion of such securities for which cash may be substituted) and a specified amount of cash approximating the holdings of the fund in exchange for a specified number of Creation Units (a “Creation Basket”). Except in limited circumstances, the composition of such portfolio will correspond pro rata to the positions in the fund’s portfolio.

Similarly, shares can be redeemed only in Creation Units, generally for a designated portfolio of securities (including any portion of such securities for which cash may be substituted) held by the fund (“Fund Securities”) and a specified amount of cash. Except in limited circumstances, the composition of such portfolio will correspond pro rata to the positions in the fund’s portfolio. Except when aggregated in Creation Units, shares are not redeemable by the fund.

The prices at which creations and redemptions occur are based on the next calculation of net asset value after a creation or redemption order is received in an acceptable form under the authorized participant agreement.

In the event of a system failure or other interruption, including disruptions at market makers or Authorized Participants, orders to purchase or redeem Creation Units either may not be executed according to the fund’s instructions or may not be executed at all, or the fund may not be able to place or change orders.

To the extent the fund engages in in-kind transactions, the fund intends to comply with the U.S. federal securities laws in accepting securities for deposit and satisfying redemptions with redemption securities by, among other means, assuring that any securities accepted for deposit and any securities used to satisfy redemption requests will be sold in transactions that would be exempt from registration under the Securities Act of 1933 (the “1933 Act”). Further, an Authorized Participant that is not a “qualified institutional buyer,” as such term is defined in Rule 144A under the 1933 Act, will not be able to receive restricted securities eligible for resale under Rule 144A.

Information about the procedures regarding creation and redemption of Creation Units (including the cut-off times for receipt of creation and redemption orders) is included in the fund’s SAI.

Because new shares may be created and issued on an ongoing basis, at any point during the life of the fund a “distribution,” as such term is used in the 1933 Act, may be occurring. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner that could render them statutory underwriters subject to the prospectus delivery and liability provisions of the 1933 Act. Any determination of whether one is an underwriter must take into account all the relevant facts and circumstances of each particular case.

Broker-dealers should also note that dealers who are not “underwriters” but are participating in a distribution (as contrasted to ordinary secondary transactions), and thus dealing with shares that are part of an “unsold allotment” within the meaning of Section 4(a)(3)(C) of the 1933 Act, would be unable to take advantage of the prospectus delivery exemption provided by Section 4(a)(3) of the 1933 Act. For delivery of prospectuses to exchange members, the prospectus delivery mechanism of Rule 153 under the 1933 Act is available only with respect to transactions on a national securities exchange.

Costs associated with creations and redemptions. Authorized Participants are charged standard creation and redemption transaction fees to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units. The standard creation and redemption transaction fees are set forth in the table below. The standard creation transaction fee is charged to the Authorized Participant on the day such Authorized Participant creates a Creation Unit, and is the same regardless of the number of Creation Units purchased by the Authorized Participant on the applicable business day. Similarly, the standard redemption transaction fee is charged to the Authorized Participant on the day such Authorized Participant redeems a Creation Unit, and is the same regardless of the number of Creation Units redeemed by the Authorized Participant on the applicable business day. Creations and redemptions for cash (when cash creations and redemptions (in whole or in part) are available or specified) are also subject to an additional charge (up to the maximum amounts shown in the table below). This charge is intended to compensate for brokerage, tax, foreign exchange, execution, market impact and other costs and expenses related to cash transactions. Investors who use the services of a broker or other financial intermediary to acquire or dispose of fund shares may pay fees for such services.

The following table shows, as of October 31, 2018 the approximate value of one Creation Unit of the fund, standard fees and maximum additional charges for creations and redemptions (as described above):

Legg Mason Global Infrastructure ETF	29

	Approximate Value of a Creation Unit ($)	Creation Unit Size	Standard Creation/ Redemption Transaction Fee ($)	Maximum Additional Charge for Creations* (%)	Maximum Additional Charge for Redemptions* (%)
Legg Mason Global Infrastructure ETF	2,649,000	100,000	1,000	2.0	2.0

*        As a percentage of the NAV per Creation Unit, inclusive, in the case of redemptions, of the standard redemption transaction fee.

30	Legg Mason Global Infrastructure ETF

Index

The Underlying Index is created and sponsored by RARE, the fund’s subadviser and an affiliated person of the manager and the fund. The Underlying Index is the exclusive property of the RARE Group of companies. The Trust has entered into a license agreement with RARE to use the Underlying Index at no charge. RARE has retained Solactive AG, an unaffiliated third party, to calculate the Underlying Index. RARE serves as the index administrator with respect to the Underlying Index. As the index administrator, RARE manages the Underlying Index. Solactive AG publishes information regarding the market value of the Underlying Index.

Legg Mason Global Infrastructure ETF	31

Disclaimers

The MSCI ACWI All Cap Index (the “MSCI Index”) was used by RARE as the reference universe for selection of the component securities included in the Underlying Index. MSCI Inc. does not in any way sponsor, support, promote or endorse the Underlying Index or the fund. MSCI Inc. was not and is not involved in any way in the creation, calculation, maintenance or review of the Underlying Index. The MSCI Index was provided on an “as is” basis. MSCI Inc., its affiliates and any other person or entity involved in or related to compiling, computing or creating the MSCI Index (collectively, the “MSCI Parties”) expressly disclaim all warranties (including, without limitation, any warranties of originality, accuracy, completeness, timeliness, non-infringement, merchantability and fitness for a particular purpose). Without limiting any of the foregoing, in no event shall any MSCI Party have any liability for any direct, indirect, special, incidental, punitive, consequential (including without limitation lost profits) or any other damages in connection with the MSCI Index, the Underlying Index or the fund.

The fund is not sponsored, promoted, sold or supported in any other manner by Solactive AG nor does Solactive AG offer any express or implicit guarantee or assurance either with regard to the results of using the Underlying Index and/or Underlying Index trademark or the Underlying Index Price at any time or in any other respect. The Underlying Index is calculated and published by Solactive AG. Solactive AG uses its best efforts to ensure that the Underlying Index is calculated correctly. Irrespective of its obligations towards the fund, Solactive AG has no obligation to point out errors in the Underlying Index to third parties including but not limited to investors and/or financial intermediaries of the fund. Neither publication of the Underlying Index by Solactive AG nor the licensing of the Underlying Index or Underlying Index trademark for the purpose of use in connection with the fund constitutes a recommendation by Solactive AG to invest capital in said fund nor does it in any way represent an assurance or opinion of Solactive AG with regard to any investment in said fund.

RARE does not guarantee the accuracy and/or the completeness of the Underlying Index or any data included therein, and RARE shall not have any liability for any errors, omissions or interruptions therein. RARE makes no warranty, express or implied, as to results to be obtained by the fund, owners of the shares of the fund or any other person or entity from the use of the Underlying Index, or any data included therein, either in connection with the fund or for any other use. RARE makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall RARE have any liability for any special, punitive, direct, indirect or consequential damages (including lost profits) arising out of matters relating to the use of the Underlying Index, even if notified of the possibility of such damages.

32	Legg Mason Global Infrastructure ETF

Financial highlights

The financial highlights table is intended to help you understand the performance of the fund for the past five years, unless otherwise noted. Total return represents the rate that a shareholder would have earned (or lost) on a fund share assuming reinvestment of all dividends and distributions. Unless otherwise noted, this information has been audited by the fund’s independent registered public accounting firm, PricewaterhouseCoopers LLP, whose report, along with the fund’s financial statements, is incorporated by reference into the fund’s SAI (see back cover) and is included in the fund’s annual report. The fund’s annual report is available upon request by calling toll-free 1-877-721-1926.

For a share of beneficial interest outstanding throughout each year ended October 31, unless otherwise noted:
	2018 [1]	2017 [1,2]

Net asset value, beginning of year	$29.15	$25.18

Income (loss) from operations:
Net investment income	1.01	0.64
Net realized and unrealized gain (loss)	(2.64)	3.88
Total income (loss) from operations	(1.63)	4.52

Less distributions from:
Net investment income	(1.03)	(0.55)
Total distributions	(1.03)	(0.55)

Net asset value, end of year	$26.49	$29.15
Total return, based on NAV[3]	(5.76)%	18.04%

Net assets, end of year (000s)	$29,137	$34,975

Ratios to average net assets:
Gross expenses	0.49%	0.53%[4]
Net expenses[5]	0.47 [6]	0.53 [4]
Net investment income	3.57	2.67 [4]

Portfolio turnover rate[7]	45%	43%
[1]	Per share amounts have been calculated using the average shares method.
[2]	For the period December 29, 2016 (inception date) to October 31, 2017.
[3]

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. The total return calculation assumes that distributions are reinvested at NAV. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	Annualized.
[5]

As a result of an expense limitation, effective May 4, 2018, the ratio of total annual operating expenses, other than interest expenses, taxes, brokerage expenses, future 12b-1 fees (if any), acquired fund fees and expenses, extraordinary expenses and the management fee payable to LMPFA under the investment management agreement, to average net assets did not exceed 0.40%. This expense limitation cannot be terminated prior to February 29, 2020 without the Board of Trustees’ consent.

[6]	Reflects fee waivers and/or expense reimbursements.
[7]	Portfolio turnover excludes the value of portfolio securities received or delivered as a result of in-kind fund share transactions.

Legg Mason Global Infrastructure ETF	33

Legg Mason Equity

ETFs

Legg Mason Global Infrastructure ETF

You may visit www.leggmason.com/etfliterature for a free copy of a Prospectus, Statement of Additional Information (“SAI”) or an Annual or Semi-Annual Report.

Shareholder reports Additional information about the fund’s investments is available in the fund’s Annual and Semi-Annual Reports to shareholders. In the fund’s Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the fund’s performance during its last fiscal year. The independent registered public accounting firm’s report and financial statements in the fund’s Annual Report are incorporated by reference into (are legally a part of) this Prospectus.

The fund sends only one report to a household if more than one account has the same last name and same address. Contact your Service Agent or the fund if you do not want this policy to apply to you.

Statement of additional information The SAI provides more detailed information about the fund and is incorporated by reference into (is legally a part of) this Prospectus.

You can make inquiries about the fund or obtain shareholder reports or the SAI (without charge) by contacting your Service Agent, by calling the fund at 1-877-721-1926, or by writing to the fund at 100 First Stamford Place, Attn: Shareholder Services – 5th Floor, Stamford, Connecticut 06902.

Reports and other information about the fund are available on the EDGAR Database on the Securities and Exchange Commission’s Internet site at http://www.sec.gov. Copies of this information may be obtained for a duplicating fee by electronic request at the following E-mail address: publicinfo@sec.gov.

If someone makes a statement about the fund that is not in this Prospectus, you should not rely upon that information. Neither the fund nor the distributor is offering to sell shares of the fund to any person to whom the fund may not lawfully sell its shares.

(Investment Company Act

file no. 811-23096)

ETFF318112ST 03/19

March 1, 2019

LEGG MASON ETF INVESTMENT TRUST

Fund	Exchange	Ticker Symbol
LEGG MASON DEVELOPED EX-US DIVERSIFIED CORE ETF (“Developed ex-US Diversified Core ETF”)	NASDAQ	DDBI

LEGG MASON EMERGING MARKETS DIVERSIFIED CORE ETF (“Emerging Markets Diversified Core ETF”)	NASDAQ	EDBI

LEGG MASON EMERGING MARKETS LOW VOLATILITY HIGH DIVIDEND ETF (“Emerging Markets Low Volatility High Dividend ETF”)	CBOE BZX	LVHE

LEGG MASON INTERNATIONAL LOW VOLATILITY HIGH DIVIDEND ETF (“International Low Volatility High Dividend ETF”)	CBOE BZX	LVHI

LEGG MASON LOW VOLATILITY HIGH DIVIDEND ETF (“Low Volatility High Dividend ETF”)	NASDAQ	LVHD

LEGG MASON US DIVERSIFIED CORE ETF (“US Diversified Core ETF”)	NASDAQ	UDBI

620 Eighth Avenue

New York, New York 10018

1-877-721-1926

STATEMENT OF ADDITIONAL INFORMATION

This Statement of Additional Information (“SAI”) is not a prospectus and is meant to be read in conjunction with the Prospectus of the Fund, dated March 1, 2019, as amended or supplemented from time to time, and is incorporated by reference in its entirety into each Prospectus. This SAI contains additional information about each fund listed above (references to the “Fund” mean each Fund listed on this cover page, unless otherwise noted).

Additional information about the Fund’s investments is available in the Fund’s annual and semi-annual reports to shareholders. The annual report contains financial statements that are incorporated herein by reference. The Fund’s Prospectus and copies of the annual and semi-annual reports may be obtained free of charge by writing the Fund at 100 First Stamford Place, Attn: Shareholder Services—5th Floor, Stamford, Connecticut 06902, by calling the telephone number set forth above, by sending an e-mail request to prospectus@leggmason.com or by visiting www.leggmason.com/etfliterature. Legg Mason Investor Services, LLC (the “Distributor”), a wholly-owned broker/dealer subsidiary of Legg Mason, Inc. (“Legg Mason”), serves as the Fund’s sole and exclusive distributor. The Fund only issues or redeems shares that have been aggregated into blocks of shares, called Creation Units, to authorized participants who have entered into agreements with the Fund’s distributor. The following table sets forth the number of shares that constitute a Creation Unit for the Fund:

Fund	Creation Unit Size

Developed ex-US Diversified Core ETF	200,000

Emerging Markets Diversified Core ETF	250,000

Emerging Markets Low Volatility High Dividend ETF	120,000

International Low Volatility High Dividend ETF	60,000

Low Volatility High Dividend ETF	50,000

US Diversified Core ETF	100,000

THIS SAI IS NOT A PROSPECTUS AND IS AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS ONLY IF PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.

No person has been authorized to give any information or to make any representations not contained in the Prospectus or this SAI in connection with the offering made by the Prospectus and, if given or made, such information or representations must not be relied upon as having been authorized by the Fund or the Distributor. The Prospectus and this SAI do not constitute an offering by the Fund or by the Distributor in any jurisdiction in which such offering may not lawfully be made.

GLOSSARY OF TERMS

Because the following is a combined glossary of terms used for all the Legg Mason Funds, certain terms below may not apply to your fund. Any terms used but not defined herein have the meaning ascribed to them in the applicable Fund’s prospectus.

“1933 Act” means the Securities Act of 1933, as amended.

“1934 Act” means the Securities Exchange Act of 1934, as amended.

“1940 Act” means the Investment Company Act of 1940, as amended.

“1940 Act Vote” means the vote of the lesser of (a) more than 50% of the outstanding shares of the Fund or (b) 67% or more of the shares of the Fund present at a shareholders’ meeting if more than 50% of the outstanding shares of that Fund are represented at the meeting in person or by proxy.

“Advisers Act” means the Investment Advisers Act of 1940, as amended.

“Authorized Participant” means broker-dealers that are permitted to create and redeem shares directly with the Fund and who have investors who have entered into agreements with the Fund’s Distributor.

“Board” means the Board of Trustees.

“Cash Component” means a deposit of a specified cash payment that is exchanged (with Deposit Securities, if any) for Creation Units of the Fund.

“CEA” means the Commodity Exchange Act, as amended.

“CFTC” means the U.S. Commodity Futures Trading Commission.

“Code” means the Internal Revenue Code of 1986, as amended.

“Creation Units” means aggregations of a specified number of shares by which the Fund offers and issues.

“Deposit Securities” means the basket of securities and/or instruments exchanged (with the Cash Component, if any) for Creation Units of the Fund.

“Distributor” means the party that is responsible for the distribution or sale of the Fund’s shares. Legg Mason Investor Services, LLC (“LMIS”) is the Fund’s distributor.

“DTC” means The Depository Trust Company, which is a limited-purpose trust company, which was created to hold securities of participants of DTC (“DTC Participants”) and to facilitate the clearance and settlement of securities transactions among the DTC Participants in such securities through electronic book-entry changes in accounts of the DTC Participants, thereby eliminating the need for physical movement of securities certificates.

“Exchange” means the applicable exchange on which shares of the Fund are listed for trading on the secondary market as indicated on the front cover of this SAI.

“FINRA” means the Financial Industry Regulatory Authority, Inc.

“Fund” means the Fund or Funds listed on the cover of this SAI unless stated otherwise.

“Fund Deposit” means the minimum initial and subsequent investment amount for a Creation Unit of the Fund and consists of the Deposit Securities and Cash Component.

“Fundamental Investment Policy” means an investment policy of the Fund that may be changed only by a 1940 Act Vote. Only those policies expressly designated as such are fundamental investment policies. All other policies and restrictions may be changed by the Board without shareholder approval.

“Independent Trustee” means a Trustee of the Trust who is not an “interested person” (as defined in the 1940 Act) of the Trust.

“IRAs” means Individual Retirement Accounts.

“IRS” means Internal Revenue Service.

“IIV” means the Fund’s intra-day indicative value.

“Legg Mason” means Legg Mason, Inc.

“Legg Mason Funds” means the funds managed by Legg Mason Partners Fund Advisor, LLC or an affiliate.

“Manager” or “LMPFA” means Legg Mason Partners Fund Advisor, LLC.

“NAV” means net asset value.

“NASDAQ” means NASDAQ Stock Market, LLC.

“NRSROs” means nationally recognized (or non-U.S.) statistical rating organizations, including, but not limited to, Moody’s Investors Service, Inc. (“Moody’s”), Fitch Ratings and S&P Global Ratings (“S&P”).

“NSCC” means the National Securities Clearing Corporation.

“NYSE” means the New York Stock Exchange.

“Plan” means the distribution and service plan adopted pursuant to Rule 12b-1 under the 1940 Act.

“Prospectus” means the prospectus of a Fund as referenced on the cover page of this SAI.

“Redemption Securities” means the securities that will be delivered in an in-kind transfer in a redemption.

“SAI” means this Statement of Additional Information.

“SEC” means the U.S. Securities and Exchange Commission.

“Subadviser” means QS Investors, LLC and Western Asset Management Company, LLC, as applicable, and as referred to in the Fund’s Prospectus and this SAI.

“Transmittal Date” the date on which an order to create Creation Units or an order to redeem Creation Units is placed.

“Trust” means Legg Mason ETF Investment Trust.

“Trustees” means the trustees of the Trust.

“Underlying Index” means the QS DBI Developed ex-US Diversified Index, QS International Low Volatility High Dividend Hedged Index, QS Low Volatility High Dividend Index, QS DBI Emerging Markets Diversified Index, QS DBI US Diversified Index, or QS Emerging Markets Low Volatility High Dividend Hedged Index, as applicable.

INVESTMENT POLICIES

Investment Objective and Strategies

The Fund is registered under the 1940 Act, as an open-end management investment company. The Fund’s Prospectus discusses the Fund’s investment objective and strategies. The following is a summary of certain strategies and investment limitations of the Fund and supplements the description of the Fund’s investment strategies in its Prospectus. Additional information regarding investments practices and risk factors with respect to the Fund may also be found below in the section entitled Investment Practices and Risk Factors.

US Diversified Core ETF

●	Investment objective. The Fund seeks to track the investment results of an index composed of publicly traded U.S. equity securities.
●	The Fund is a passively-managed ETF.
●

The Fund seeks to track the investment results of the Underlying Index. The Fund will invest at least 80% of its net assets, plus borrowings for investment purposes, if any, in securities that compose the Underlying Index. The Fund’s 80% investment policy be changed by the Board without shareholder approval upon 60 days’ prior notice to shareholders.

●

The Fund may invest up to 20% of its net assets in certain index futures, options, options on index futures, swap contracts or other derivatives related to its Underlying Index and its component securities; cash and cash equivalents; other investment companies, including ETFs; and in securities and other instruments not included in its Underlying Index, but which the Subadviser believes will help the Fund track its Underlying Index. The Fund may invest in exchange-traded equity index futures to manage industry exposure and for cash management purposes.

●

Industry Concentration Policy. The Fund will concentrate its investments (i.e., hold 25% or more of its total assets) in a particular industry to approximately the same extent that the Underlying Index is concentrated in the securities of such particular industry. For purposes of this limitation, securities of the U.S. government (including its agencies and instrumentalities) and repurchase agreements collateralized by U.S. government securities are not considered to be issued by members of any industry.

●	The Fund may hold no more than 25% of the Fund’s net assets (taken at the then-current market value) as required collateral for short sales at any one time.

Developed ex-US Diversified Core ETF

●	Investment objective. The Fund seeks to track the investment results of an index composed of publicly traded equity securities of developed markets outside of the United States.
●	The Fund is a passively-managed ETF.
●

The Fund seeks to track the investment results of the Underlying Index. The Fund will invest at least 80% of its net assets, plus borrowings for investment purposes, if any, in securities that compose the Underlying Index. The Fund’s 80% investment policy be changed by the Board without shareholder approval upon 60 days’ prior notice to shareholders.

●

The Fund may invest up to 20% of its net assets in certain index futures, options, options on index futures, swap contracts or other derivatives related to its Underlying Index and its component securities; cash and cash equivalents; other investment companies, including ETFs; and in securities and other instruments not included in its Underlying Index, but which the Subadviser believes will help the Fund track its Underlying Index. The Fund may invest in exchange-traded equity index futures and currency derivatives to gain exposure to local markets and may also use currency derivatives for cash management purposes.

●

Industry Concentration Policy. The Fund will concentrate its investments (i.e., hold 25% or more of its total assets) in a particular industry to approximately the same extent that the Underlying Index is concentrated in the securities of such particular industry. For purposes of this limitation, securities of the U.S. government (including its agencies and instrumentalities) and repurchase agreements collateralized by U.S. government securities are not considered to be issued by members of any industry.

●	The Fund may hold no more than 25% of the Fund’s net assets (taken at the then-current market value) as required collateral for short sales at any one time.

Emerging Markets Diversified Core ETF

•	Investment objective. The Fund seeks to track the investment results of an index composed of publicly traded equity securities in emerging markets.
•	The Fund is a passively-managed ETF.
•

The Fund seeks to track the investment results of the Underlying Index. The Fund will invest at least 80% of its net assets, plus borrowings for investment purposes, if any, in securities that compose the Underlying Index. The Fund’s 80% investment policy be changed by the Board without shareholder approval upon 60 days’ prior notice to shareholders.

•

The Fund may invest up to 20% of its net assets in certain index futures, options, options on index futures, swap contracts or other derivatives related to its Underlying Index and its component securities; cash and cash equivalents; other investment companies, including ETFs; and in securities and other instruments not included in its Underlying Index, but which the Subadviser believes will help the Fund track its Underlying Index. The Fund may invest in exchange-traded equity index futures and currency derivatives to gain exposure to local markets and may also use currency derivatives for cash management purposes.
•

Industry Concentration Policy. The Fund will concentrate its investments (i.e., hold 25% or more of its total assets) in a particular industry to approximately the same extent that the Underlying Index is concentrated in the securities of such particular industry. For purposes of this limitation, securities of the U.S. government (including its agencies and instrumentalities) and repurchase agreements collateralized by U.S. government securities are not considered to be issued by members of any industry.

•	The Fund may hold no more than 25% of the Fund’s net assets (taken at the then-current market value) as required collateral for short sales at any one time.

International Low Volatility High Dividend ETF

•

Investment objective. The Fund seeks to track the investment results of an index composed of publicly traded equity securities of developed markets outside of the United States with relatively high yield and low price and earnings volatility while mitigating exposure to fluctuations between the values of the U.S. dollar and other international currencies.

•	The Fund is a passively-managed ETF.
•

The Fund seeks to track the investment results of the Underlying Index. The Fund will invest at least 80% of its net assets, plus borrowings for investment purposes, if any, in securities that compose the Underlying Index. The Fund’s 80% investment policy be changed by the Board without shareholder approval upon 60 days’ prior notice to shareholders.

•

The Fund may invest up to 20% of its net assets in foreign currency forward contracts and other currency hedging instruments, certain index futures, options, options on index futures, swap contracts or other derivatives related to its Underlying Index and its component securities; cash and cash equivalents; other investment companies, including ETFs; and in securities and other instruments not included in its Underlying Index, but which the Subadviser believes will help the Fund track its Underlying Index. The Fund invests in currency hedging instruments to offset the Fund’s exposure to the currencies in which the Fund’s holdings are denominated. The Fund may also invest in equity index futures and currency derivatives to gain exposure to local markets or segments of local markets for cash flow management purposes and as a portfolio management technique.

•

Industry Concentration Policy. The Fund will concentrate its investments (i.e., hold 25% or more of its total assets) in a particular industry to approximately the same extent that the Underlying Index is concentrated in the securities of such particular industry. For purposes of this limitation, securities of the U.S. government (including its agencies and instrumentalities) and repurchase agreements collateralized by U.S. government securities are not considered to be issued by members of any industry.

•	The Fund may hold no more than 25% of the Fund’s net assets (taken at the then-current market value) as required collateral for short sales at any one time.

Low Volatility High Dividend ETF

•	Investment objective. The Fund seeks to track the investment results of an index composed of equity securities of U.S. companies with relatively high yield and low price and earnings volatility.
•	The Fund is a passively-managed ETF.
•

The Fund seeks to track the investment results of the Underlying Index. The Fund will invest at least 80% of its net assets, plus borrowings for investment purposes, if any, in securities that compose the Underlying Index. The Fund’s 80% investment policy be changed by the Board without shareholder approval upon 60 days’ prior notice to shareholders.

•

The Fund may invest up to 20% of its net assets in certain index futures, options, options on index futures, swap contracts or other derivatives related to its Underlying Index and its component securities; cash and cash equivalents; other investment companies, including ETFs; and in securities and other instruments not included in its Underlying Index, but which the Subadviser believes will help the Fund track its Underlying Index. The Fund may invest in exchange-traded equity index futures to manage sector exposure and for cash management purposes.

•

Industry Concentration Policy. The Fund will concentrate its investments (i.e., hold 25% or more of its total assets) in a particular industry to approximately the same extent that the Underlying Index is concentrated in the securities of such particular industry. For purposes of this limitation, securities of the U.S. government (including its agencies and instrumentalities) and repurchase agreements collateralized by U.S. government securities are not considered to be issued by members of any industry.

•	The Fund may hold no more than 25% of the Fund’s net assets (taken at the then-current market value) as required collateral for short sales at any one time.

Emerging Markets Low Volatility High Dividend ETF

•

Investment objective. The Fund seeks to track the investment results of an index composed of publicly traded equity securities of emerging markets outside of the United States with relatively high yield and low price and earnings volatility while mitigating exposure to fluctuations between the values of the U.S. dollar and currencies in which the Fund’s securities are denominated.

•	The Fund is a passively-managed ETF.
•

The Fund seeks to track the investment results of the Underlying Index. The Fund will invest at least 80% of its net assets, plus borrowings for investment purposes, if any, in securities that compose the Underlying Index. The Fund’s 80% investment policy be changed by the Board without shareholder approval upon 60 days’ prior notice to shareholders.

•

The Fund may invest up to 20% of its net assets in foreign currency forward contracts and other currency hedging instruments, certain index futures, options, options on index futures, swap contracts or other derivatives related to its Underlying Index and its component securities; cash and cash equivalents; other investment companies, including ETFs; and in securities and other instruments not included in its Underlying Index, but which the Subadviser believes will help the Fund track its Underlying Index. The Fund invests in currency hedging instruments to offset the Fund’s exposure to currencies in which the Fund’s holdings are denominated. The Fund may also invest in equity index futures and currency derivatives to gain exposure to local markets or segments of local markets for cash flow management purposes and as a portfolio management technique.

•

Industry Concentration Policy. The Fund will concentrate its investments (i.e., hold 25% or more of its total assets) in a particular industry to approximately the same extent that the Underlying Index is concentrated in the securities of such particular industry. For purposes of this limitation, securities of the U.S. government (including its agencies and instrumentalities) and repurchase agreements collateralized by U.S. government securities are not considered to be issued by members of any industry.

•	The Fund may hold no more than 25% of the Fund’s net assets (taken at the then-current market value) as required collateral for short sales at any one time.

Fundamental and Non-Fundamental Investment Policies

General

The Fund has adopted the fundamental and non-fundamental investment policies below for the protection of shareholders. Fundamental investment policies of the Fund may not be changed without a 1940 Act Vote. The Board may change non-fundamental investment policies at any time without shareholder approval and upon notice to shareholders.

If any percentage restriction described below (other than the limitation on borrowing) is complied with at the time of an investment, a later increase or decrease in the percentage resulting from a change in asset values or characteristics will not constitute a violation of such restriction, unless otherwise noted below.

The Fund’s investment objective is non-fundamental.

Fundamental Investment Policies

The Fund’s fundamental investment policies are as follows:

Borrowing: The Fund may not borrow money except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

Underwriting: The Fund may not engage in the business of underwriting the securities of other issuers except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

Lending: The Fund may lend money or other assets to the extent permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

Senior Securities: The Fund may not issue senior securities except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

Real Estate: The Fund may not purchase or sell real estate except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

Commodities: The Fund may purchase or sell commodities or contracts related to commodities to the extent permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

Concentration:

US Diversified Core ETF, Developed ex-US Diversified Core ETF, Emerging Markets Diversified Core ETF, International Low Volatility High Dividend ETF and Low Volatility High Dividend ETF: The Fund will not invest more than 25% of its total assets in the securities of one or more issuers conducting their principal business activities in the same industry, except as permitted by exemptive relief or other relief or permission from the SEC, SEC staff or other authority with appropriate jurisdiction, and except that the Fund may invest more than 25% of the value of its total assets in securities of issuers in the same industry if the index that the Fund replicates concentrates in an industry.

Emerging Markets Low Volatility High Dividend ETF: The Fund will not invest more than 25% of its total assets in the securities of one or more issuers conducting their principal business activities in the same industry, except as permitted by exemptive relief or other relief or permission from the SEC, SEC staff or other authority with appropriate jurisdiction, and except that the Fund may invest more than 25% of the value of its total assets in securities of issuers in the same industry to approximately the same extent that its Underlying Index concentrates in the securities of such particular industry.

With respect to the fundamental policy relating to borrowing money set forth above, the 1940 Act permits a fund to borrow money in amounts of up to one-third of the fund’s total assets from banks for any purpose, and to borrow up to 5% of the fund’s total assets from banks or other lenders for temporary purposes. (A fund’s total assets include the amounts being borrowed.) To limit the risks attendant to borrowing, the 1940 Act requires a fund to maintain an “asset coverage” of at least 300% of the amount of its borrowings, provided that in the event that the fund’s asset coverage falls below 300%, the fund is required to reduce the amount of its borrowings so that it meets the 300% asset coverage threshold within three days (not including Sundays and holidays). Asset coverage means the ratio that the value of a fund’s total assets (including amounts borrowed), minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Certain trading practices and investments, such as reverse repurchase agreements, may be considered to be borrowings, and thus subject to the 1940 Act restrictions. Borrowing money to increase portfolio holdings is known as “leveraging.” Borrowing, especially when used for leverage, may cause the value of the Fund’s shares to be more volatile than if the Fund did not borrow. This is because borrowing tends to magnify the effect of any increase or decrease in the value of the Fund’s portfolio holdings. Borrowed money thus creates an opportunity for greater gains, but also greater losses. To repay borrowings, the Fund may have to sell securities at a time and at a price that is unfavorable to the Fund. There also are costs associated with borrowing money, and these costs would offset and could eliminate the Fund’s net investment income in any given period. Currently, the Fund does not have any intention of borrowing money for leverage. The policy above will be interpreted to permit the Fund to engage in trading practices and investments that may be considered to be borrowing to the extent permitted by the 1940 Act. Short-term credits necessary for the settlement of securities transactions and arrangements with respect to securities lending will not be considered to be borrowings under the policy. Practices and investments that may involve leverage but are not considered to be borrowings are not subject to the policy.

With respect to the fundamental policy relating to underwriting set forth above, the 1940 Act does not prohibit a fund from engaging in the underwriting business or from underwriting the securities of other issuers; in fact, the 1940 Act permits a fund to have underwriting commitments of up to 25% of its assets under certain circumstances. Those circumstances currently are that the amount of the fund’s underwriting commitments, when added to the value of the fund’s investments in issuers where the fund owns more than 10% of the outstanding voting securities of those issuers, cannot exceed the 25% cap. A fund engaging in transactions involving the acquisition or disposition of portfolio securities may be considered to be an underwriter under the 1933 Act. Under the 1933 Act, an underwriter may be liable for material omissions or misstatements in an issuer’s registration statement or prospectus. Securities purchased from an issuer and not registered for sale under the 1933 Act are considered restricted securities. There may be a limited market for these securities. If these securities are registered under the 1933 Act, they may then be eligible for sale but participating in the sale may subject the seller to underwriter liability. These risks could apply to a fund investing in restricted securities. Although it is not believed that the application of the 1933 Act provisions described above would cause the Fund to be engaged in the business of underwriting, the policy above will be interpreted not to prevent the Fund from engaging in transactions involving the acquisition or disposition of portfolio securities, regardless of whether the Fund may be considered to be an underwriter under the 1933 Act.

With respect to the fundamental policy relating to lending set forth above, the 1940 Act does not prohibit a fund from making loans; however, SEC staff interpretations currently prohibit funds from lending more than one-third of their total assets, except through the purchase of debt obligations or the use of repurchase agreements. (A repurchase agreement is an agreement to purchase a security, coupled with an agreement to sell that security back to the original seller on an agreed-upon date at a price that reflects current interest rates. The SEC frequently treats repurchase agreements as loans.) While lending securities may be a source of income to the Fund, as with other extensions of credit, there are risks of delay in recovery or even loss of rights in the underlying securities should the borrower fail financially. However, loans would be made only when the Fund’s Subadviser believes the income justifies the attendant risks. The Fund also will be permitted by this policy to make loans of money, including to other funds. The Fund would have to obtain exemptive relief from the SEC to make loans to other funds. The policy above will be interpreted not to prevent the Fund from purchasing or investing in debt obligations and loans. In addition, collateral arrangements with respect to options, forward currency and futures transactions and other derivative instruments, as well as delays in the settlement of securities transactions, will not be considered loans.

With respect to the fundamental policy relating to issuing senior securities set forth above, “senior securities” are defined as fund obligations that have a priority over the fund’s shares with respect to the payment of dividends or the distribution of fund assets. The 1940 Act prohibits a fund from issuing senior securities, except that the fund may borrow money in amounts of up to one-third of the fund’s total assets from banks for any purpose. A fund also may borrow up to 5% of the fund’s total assets from banks or other lenders for temporary purposes, and these borrowings are not considered senior securities. The issuance of senior securities by a fund can increase the speculative character of the fund’s outstanding shares through leveraging. Leveraging of the Fund’s portfolio through the issuance of senior securities magnifies the potential for gain or loss on monies, because even though the Fund’s net assets remain the same, the total risk to investors is increased to the extent of the Fund’s gross assets. The policy above will be interpreted not to prevent collateral arrangements with respect to swaps, options, forward or futures contracts or other derivatives, or the posting of initial or variation margin.

With respect to the fundamental policy relating to real estate set forth above, the 1940 Act does not prohibit a fund from owning real estate; however, a fund is limited in the amount of illiquid assets it may purchase. Investing in real estate may involve risks, including that real estate is generally considered illiquid and may be difficult to value and sell. Owners of real estate may be subject to various liabilities, including environmental liabilities. To the extent that investments in real estate are considered illiquid, the current SEC staff position generally limits a fund’s purchases of illiquid securities to 15% of net assets. The policy above will be interpreted not to prevent the Fund from investing in real estate-related companies, companies whose businesses consist in whole or in part of investing in real estate, instruments (like mortgages) that are secured by real estate or interests therein, or real estate investment trust securities.

With respect to the fundamental policy relating to commodities set forth above, the 1940 Act does not prohibit a fund from owning commodities, whether physical commodities and contracts related to physical commodities (such as oil or grains and related futures contracts), or financial commodities and contracts related to financial commodities (such as currencies and, possibly, currency futures). However, a fund is limited in the amount of illiquid assets it may purchase. To the extent that investments in commodities are considered illiquid, the current SEC staff position generally limits a fund’s purchases of illiquid securities to 15% of net assets. If the Fund were to invest in a physical commodity or a physical commodity-related instrument, the Fund would be subject to the additional risks of the particular physical commodity and its related market. The value of commodities and commodity-related instruments may be extremely volatile and may be affected either directly or indirectly by a variety of factors. There also may be storage charges and risks of loss associated with physical commodities. The policy above will be interpreted to permit investments in exchange traded funds that invest in physical and/or financial commodities.

With respect to the fundamental policy relating to concentration set forth above, the 1940 Act does not define what constitutes “concentration” in an industry. The SEC staff has taken the position that investment of 25% or more of a fund’s total assets in one or more issuers conducting their principal activities in the same industry or group of industries constitutes concentration. It is possible that interpretations of concentration could change in the future. A fund that invests a significant percentage of its total assets in a single industry may be particularly susceptible to adverse events affecting that industry and may be more risky than a fund that does not concentrate in an industry. The policy above will be interpreted to refer to concentration as that term may be interpreted from time to time. The policy also will be interpreted to permit investment without limit in the following: securities of the U.S. government and its agencies or instrumentalities; securities of state, territory, possession or municipal governments and their authorities, agencies, instrumentalities or political subdivisions; securities of foreign governments; and repurchase agreements collateralized by any such obligations. Accordingly, issuers of the foregoing securities will not be considered to be members of any industry. There also will be no limit on investment in issuers domiciled in a single jurisdiction or country, however, the Trust understands that the SEC staff considers securities issued by a foreign government to be in a single industry for purposes of calculating applicable limits on concentration. In addition, Developed ex-US Diversified Core ETF, Emerging Markets Diversified Core ETF, International Low Volatility High Dividend ETF and Low Volatility High Dividend ETF may invest more than 25% of the value of its total assets in securities of issuers in the same industry if the index that the Fund replicates concentrates in an industry. Emerging Markets Low Volatility High Dividend ETF may invest more than 25% of the value of its total assets in securities of issuers in the same industry to approximately the same extent that its Underlying Index concentrates in the securities of such particular industry. The policy also will be interpreted to give broad authority to the Fund as to how to classify issuers within or among industries.

The Fund’s fundamental policies will be interpreted broadly. For example, the policies will be interpreted to refer to the 1940 Act and the related rules as they are in effect from time to time, and to interpretations and modifications of or relating to the 1940 Act by the SEC and others as they are given from time to time. When a policy provides that an investment practice may be conducted as permitted by the 1940 Act, the policy will be interpreted to mean either that the 1940 Act expressly permits the practice or that the 1940 Act does not prohibit the practice.

Diversification

The Fund is currently classified as a diversified fund under the 1940 Act. This means that the Fund may not purchase securities of an issuer (other than obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities) if, with respect to 75% of its total assets, (a) more than 5% of the Fund’s total assets would be invested in securities of that issuer or (b) the Fund would hold more than 10% of the outstanding voting securities of that issuer. With respect to the remaining 25% of its total assets, the Fund can invest more than 5% of its assets in one issuer. Under the 1940 Act, the Fund cannot change its classification from diversified to non-diversified without shareholder approval.

Non-Fundamental Investment Policies

The Fund’s non-fundamental investment policies are as follows:

●

The Fund may not invest in other registered open-end management investment companies and registered unit investment trusts in reliance upon the provisions of subparagraphs (G) or (F) of Section 12(d)(1) of the 1940 Act. The foregoing investment policy does not restrict the Fund from (i) acquiring securities of other registered investment companies in connection with a merger, consolidation, reorganization, or acquisition of assets, or (ii) purchasing the securities of registered investment companies, to the extent otherwise permissible under Section 12(d)(1) of the 1940 Act.

●

The Fund may not purchase or otherwise acquire any security if, as a result, more than 15% of its net assets would be invested in securities that are illiquid. The Fund monitors the portion of the Fund’s total assets that is invested in illiquid securities on an ongoing basis, not only at the time of investment in such securities.

Commodity Exchange Act Regulation- Exclusion from Commodity Pool Operator Definition

The Fund is operated by persons who have claimed an exclusion, granted to operators of registered investment companies like the Fund, from registration as a “commodity pool operator” with respect to the Fund under the CEA and, therefore are not subject to registration or regulation with respect to the Fund under the CEA. As a result, the Fund is limited in its ability to trade instruments subject to the CFTC’s jurisdiction, including commodity futures (which include futures on broad-based securities indexes, interest rate futures and currency futures), options on commodity futures, and certain swaps or other investments, either directly or indirectly through investments in other investment vehicles (collectively, “Commodity Interests”).

Under this exclusion, the Fund must satisfy one of the following two trading limitations whenever it establishes a new Commodity Interest position: (1) the aggregate initial margin and premiums required to establish the Fund’s Commodity Interest positions does not exceed 5% of the liquidation value of the Fund’s portfolio (after accounting for unrealized profits and unrealized losses on any such investments); or (2) the aggregate net notional value of the Fund’s Commodity Interests, determined at the time the most recent position was established, does not exceed 100% of the liquidation value of the Fund’s portfolio (after accounting for unrealized profits and unrealized losses on any such positions). The Fund is not required to consider its exposure to such instruments if they are held for “bona fide hedging” purposes, as such term is defined in the rules of the CFTC. In addition to meeting one of the foregoing trading limitations, the Fund may not be marketed as a commodity pool or otherwise as a vehicle for trading in the markets for Commodity Interests.

If the Fund’s operators were to lose their ability to claim this exclusion with respect to the Fund, such persons would be required to comply with certain CFTC rules regarding commodity pools that could impose additional regulatory requirements and compliance obligations.

Low Volatility High Dividend ETF and International Low Volatility High Dividend ETF

The Fund may be exposed indirectly to Commodity Interests. Such exposure may result from the Fund’s investment in other investment vehicles, including investment companies that are not managed by the Manager or one of its affiliates, certain securitized vehicles, and/or non-equity REITs. These investment vehicles are referred to collectively as “underlying funds.” The Manager may have limited or no information as to what an underlying fund may be invested in at any given time, because they are not managed by the Manager or persons affiliated with the Manager and their holdings will likely change over time. The CFTC staff has issued temporary no-action relief from registration as a commodity pool operator for certain managers of fund of funds that engage in limited trading in Commodity Interests. In order to rely on this no-action relief, the Manager must meet certain conditions (including certain compliance measures), and otherwise be able to rely on a claim of exclusion from the CPO definition. The Manager has filed the required notice to claim this no-action relief.

INVESTMENT PRACTICES AND RISK FACTORS

In addition to the investment strategies and the risks described in the Fund’s Prospectus and in this SAI under Investment Objective and Strategies, the Fund may employ other investment practices and may be subject to other risks, which are described below. The Fund may engage in the practices described below to the extent consistent with its investment objectives, strategies, policies and restrictions. However, as with any investment or investment technique, even when the Fund’s Prospectus or this discussion indicates that the Fund may engage in an activity, the Fund may not actually do so for a variety of reasons. In addition, new types of instruments and other securities may be developed and marketed from time to time. Consistent with its investment limitations, the Fund expects to invest in those new types of securities and instruments that its portfolio manager believes may assist the Fund in achieving its investment objective.

This discussion is not intended to limit the Fund’s investment flexibility, unless such a limitation is expressly stated, and therefore will be construed by the Fund as broadly as possible. Statements concerning what the Fund may do are not intended to limit any other activity.

Bank Obligations

The Fund may invest in all types of bank obligations, including certificates of deposit (“CDs”), time deposits and bankers’ acceptances. CDs are short-term negotiable obligations of commercial banks. Time deposits are non-negotiable deposits maintained in banking institutions for specified periods of time at stated interest rates. Bankers’ acceptances are time drafts drawn on commercial banks by borrowers usually in connection with international transactions.

U.S. commercial banks organized under federal law are supervised and examined by the Comptroller of the Currency and are required to be members of the Federal Reserve System and to be insured by the Federal Deposit Insurance Corporation (the “FDIC”). U.S. banks organized under state law are supervised and examined by state banking authorities, but are members of the Federal Reserve System only if they elect to join. Most state banks are insured by the FDIC (although such insurance may not be of material benefit to the Fund, depending upon the principal amount of CDs of each bank held by the Fund) and are subject to federal examination and to a substantial body of federal law and regulation. As a result of federal and state laws and regulations, U.S. branches of U.S. banks are, among other things, generally required to maintain specified levels of reserves, and are subject to other supervision and regulation designed to promote financial soundness. Banks may be particularly susceptible to certain economic factors, such as interest rate changes and adverse developments in the market for real estate. Fiscal and monetary policy and general economic cycles can affect the availability and cost of funds, loan demand and asset quality and thereby impact the earnings and financial conditions of banks.

Obligations of foreign branches of U.S. banks, such as CDs and time deposits, may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation and governmental regulation. Such obligations are subject to different risks than are those of U.S. banks or U.S. branches of foreign banks. These risks relate to foreign economic and political developments, foreign governmental restrictions that may adversely affect payment of principal and interest on the obligations, foreign exchange controls and foreign withholding and other taxes on interest income. Foreign branches of U.S. banks and foreign branches of foreign banks are not necessarily subject to the same or similar regulatory requirements that apply to U.S. banks, such as mandatory reserve requirements, loan limitations and accounting, auditing and financial recordkeeping requirements. In addition, less information may be publicly available about a foreign branch of a U.S. bank or about a foreign bank than about a U.S. bank.

Obligations of U.S. branches of foreign banks may be general obligations of the parent bank, in addition to the issuing branch, or may be limited by the terms of a specific obligation and by federal and state regulation as well as governmental action in the country in which the foreign bank has its head office. A U.S. branch of a foreign bank with assets in excess of $1 billion may or may not be subject to reserve requirements imposed by the Federal Reserve System or by the state in which the branch is located if the branch is licensed in that state. In addition, branches licensed by the Comptroller of the Currency and branches licensed by certain states (“State Branches”) may or may not be required to: (a) pledge to the regulator, by depositing assets with a designated bank within the state; and (b) maintain assets within the state in an amount equal to a specified percentage of the aggregate amount of liabilities of the foreign bank payable at or through all of its agencies or branches within the state. The deposits of State Branches may not necessarily be insured by the FDIC. In addition, there may be less publicly available information about a U.S. branch of a foreign bank than about a U.S. bank.

Commercial Paper

Commercial paper (including variable amount master demand notes and funding agreements) consists of short-term, unsecured promissory notes issued by corporations, partnerships, trusts and other entities to finance short-term credit needs.

Common Stock

Common stocks are shares of a corporation or other entity that entitle the holder to a pro rata share of the profits of the corporation, if any, without preference over any other shareholder or class of shareholders, including holders of the entity’s preferred stock and other senior equity securities. Common stock usually carries with it the right to vote and frequently an exclusive right to do so.

Convertible Securities

Convertible securities are fixed income securities (usually debt or preferred stock) that may be converted or exchanged for a prescribed amount of common stock or other equity securities of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion or exchange, convertible securities ordinarily provide a stream of income with generally higher yields than those of common stocks of the same or similar issuers, but lower than the yield of nonconvertible debt. However, there can be no assurance of current income because the issuers of the convertible securities may default on their obligations. Convertible securities are usually subordinated to comparable nonconvertible debt or preferred stock, but rank senior to common stock in a corporation’s capital structure.

The value of a convertible security is generally related to (1) its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege and/or (2) its worth, at market value, if converted or exchanged into the underlying common stock. A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument, which may be less than the ultimate conversion or exchange value.

Convertible securities are subject both to the stock market risk associated with equity securities and to the credit and interest rate risks associated with fixed income securities. As the market price of the equity security underlying a convertible security falls, the convertible security tends to trade on the basis of its yield and other fixed income characteristics. As the market price of such equity security rises, the convertible security tends to trade on the basis of its equity conversion features. Investments in convertible securities generally entail less risk than investments in common stock of the same issuer.

Synthetic Convertible Securities

A synthetic convertible security is comprised of two distinct securities that together resemble convertible securities in certain respects. Synthetic convertible securities are created by combining non-convertible bonds or preferred shares with common stocks, warrants or stock call options. The options that will form elements of synthetic convertible securities will be listed on a securities exchange. The two components of a synthetic convertible security, which will be issued with respect to the same entity, generally are not offered as a unit, and may be purchased and sold by the Fund at different times. Synthetic convertible securities differ from convertible securities in certain respects, including that each component of a synthetic convertible security has a separate market value and responds differently to market fluctuations. Investing in synthetic convertible securities involves the risk normally involved in holding the securities comprising the synthetic convertible security.

Cybersecurity Risk

With the increased use of technologies such as mobile devices and Web-based or “cloud” applications, and the dependence on the Internet and computer systems to conduct business, the Fund is susceptible to operational, information security and related risks. In general, cybersecurity incidents can result from deliberate attacks or unintentional events (arising from external or internal sources) that may cause the Fund to lose proprietary information, suffer data corruption, physical damage to a computer or network system or lose operational capacity. Cybersecurity attacks include, but are not limited to, infection by malicious software, such as malware or computer viruses or gaining unauthorized access to digital systems, networks or devices that are used to service the Fund’s operations (e.g., through “hacking,” “phishing” or malicious software coding) or other means for purposes of misappropriating assets or sensitive information, corrupting data, or causing operational disruption. Cybersecurity attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on the Fund’s websites (i.e., efforts to make network services unavailable to intended users). In addition, authorized persons could inadvertently or intentionally release confidential or proprietary information stored on the Fund’s systems.

Cybersecurity incidents affecting the Fund’s Manager, the Subadviser, other service providers to the Fund or its shareholders (including, but not limited to, Fund accountants, custodians, sub-custodians, transfer agents and financial intermediaries) have the ability to cause disruptions and impact business operations, potentially resulting in financial losses to both the Fund and its shareholders, interference with the Fund’s ability to calculate its net asset value, impediments to trading, the inability of Fund shareholders to transact business and the Fund to process transactions (including fulfillment of Fund share purchases and redemptions), violations of applicable privacy and other laws (including the release of private shareholder information) and attendant breach notification and credit monitoring costs, regulatory fines, penalties, litigation costs, reputational damage, reimbursement or other compensation costs, forensic investigation and remediation costs, and/or additional compliance costs. Similar adverse consequences could result from cybersecurity incidents affecting issuers of securities in which the Fund invests, counterparties with which the Fund engages in transactions, governmental and other regulatory authorities, exchange and other financial market operators, banks, brokers, dealers, insurance companies and other financial institutions (including financial intermediaries and other service providers) and other parties. In addition, substantial costs may be incurred in order to safeguard against and reduce the risk of any cybersecurity incidents in the future. In addition to administrative, technological and procedural safeguards, the Fund’s Manager and the Subadviser have established business continuity plans in the event of, and risk management systems to prevent or reduce the impact of, such cybersecurity incidents. However, there are inherent limitations in such plans and systems, including the possibility that certain risks have not been identified, as well as the rapid development of new threats. Furthermore, the Fund cannot control the cybersecurity plans and systems put in place by its service providers or any other third parties whose operations may affect the Fund and its shareholders. The Fund and its shareholders could be negatively impacted as a result.

Derivatives — Generally

A derivative is a financial instrument that has a value based on, or derived from, the value of one or more underlying reference instruments or measures of value or interest rates (“underlying instruments”), such as a security, a commodity, a currency, an index, an interest rate or a currency exchange rate. A derivative can also have a value based on the likelihood that an event will or will not occur. Derivatives include futures contracts, forward contracts, options and swaps.

The Fund may use derivatives for any purpose, including but not limited to, to attempt to enhance income, yield or return, as a substitute for investing directly in a security or asset, or as a hedging technique in an attempt to manage risk in the Fund’s portfolio. The Fund may choose not to make use of derivatives for a variety of reasons, and no assurance can be given that any derivatives strategy employed will be successful. The Fund’s use of derivative instruments may be limited from time to time by applicable law, availability or by policies adopted by the Board or Manager.

The Fund may utilize multiple derivative instruments and combinations of derivative instruments to seek to adjust the risk and return characteristics of its overall position. Combined positions will typically contain elements of risk that are present in each of its component transactions. It is possible that the combined position will not achieve its intended goal and will instead increase losses or risk to the Fund. Because combined positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

The Fund may enter into derivatives with standardized terms that have no or few special or unusual components, which are generally traded on an exchange, as well as derivatives with more complex features, singly or in combination. Non-standardized derivatives are generally traded over the counter (“OTC”). OTC derivatives may be standardized or have customized features and may have limited or no liquidity. The Fund’s derivatives contracts may be centrally cleared or settled bilaterally directly with a counterparty. The Fund’s derivatives contracts may be cash settled or physically settled.

In addition to the instruments and strategies discussed in this section, additional opportunities in connection with derivatives and other similar or related techniques may become available to the Fund as a result of the development of new techniques, the development of new derivative instruments or a regulatory authority broadening the range of permitted transactions. The Fund may utilize these opportunities and techniques to the extent that they are consistent with the Fund’s investment objectives and permitted by its investment limitations and applicable regulatory authorities. These opportunities and techniques may involve risks different from or in addition to those summarized herein.

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Risks of Derivatives Generally. The use of derivatives involves special considerations and risks, certain of which are summarized below, and may result in losses to the Fund. In general, derivatives may increase the volatility of the Fund and may involve a small investment of cash relative to the magnitude of the risk or exposure assumed. Even a small investment in derivatives may magnify or otherwise increase investment losses to the Fund.

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Market risk. Derivatives can be complex, and their success depends in part upon the portfolio manager’s ability to forecast correctly future market or other trends or occurrences or other financial or economic factors or the value of the underlying instrument. Even if the portfolio manager’s forecasts are correct, other factors may cause distortions or dislocations in the markets that result in losses or otherwise unsuccessful transactions. Derivatives may behave in unexpected ways, especially in abnormal or volatile market conditions. The market value of the derivative itself or the market value of underlying instruments may change in a way that is adverse to the Fund’s interest. There is no assurance that the use of derivatives will be advantageous to the Fund or that the portfolio manager will use derivatives to hedge at an appropriate time.

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Liquidity risk. The Fund’s ability to close out or unwind a derivative prior to expiration or maturity depends on the existence of a liquid market or, in the absence of such a market, the ability and willingness of the other party to the transaction (the “counterparty”) to enter into a transaction closing out the position. If there is no market or the Fund is not successful in its negotiations, the Fund may not be able to sell or unwind the derivative position at an advantageous or anticipated time or price. This may also be the case if the counterparty becomes insolvent. The Fund may be required to make delivery of portfolio securities or other underlying instruments in order to close out a position or to sell portfolio securities or assets at a disadvantageous time or price in order to obtain cash to close out the position. While a position remains open, the Fund continues to be subject to investment risk on a derivative. The Fund may or may not be able to take other actions or enter into other transactions, including hedging transactions, to limit or reduce its exposure to the derivative. Liquidity risk may be enhanced if a derivative transaction is particularly large. Certain derivatives, including certain OTC options and swaps, may be considered illiquid and therefore subject to the Fund’s limitation on illiquid investments.
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Leverage risk. Certain derivative transactions may have a leveraging effect on the Fund, meaning that the Fund can obtain significant investment exposure in return for meeting a relatively small margin or other investment requirement. An adverse change in the value of an underlying instrument can result in losses substantially greater than the amount invested in the derivative itself. When the Fund engages in transactions that have a leveraging effect, the value of the Fund is likely to be more volatile and certain other risks also are likely to be compounded. This is because leverage generally magnifies the effect of any increase or decrease in the value of an investment. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment.

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Margin risk. Certain derivatives require the Fund to make margin payments, a form of security deposit intended to protect against nonperformance of the derivative contract. The Fund may have to post additional margin if the value of the derivative position changes in a manner adverse to the Fund. Derivatives may be difficult to value, which may result in increased payment requirements to counterparties or a loss of value to the Fund. If the Fund has insufficient cash to meet additional margin requirements, it might need to sell securities at a disadvantageous time.

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Speculation risk. Derivatives used for non-hedging purposes may result in losses which are not offset by increases in the value of portfolio holdings or declines in the cost of securities or other assets to be acquired. In the event that the Fund uses a derivative as an alternative to purchasing or selling other investments or in order to obtain desired exposure to an index or market, the Fund will be exposed to the same risks as are incurred in purchasing or selling the other investments directly, as well as the risks of the derivative transaction itself, such as counterparty risk.

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Cover risk. As described below, the Fund may be required to maintain segregated assets as “cover,” or make margin payments when it takes positions in derivatives involving obligations to third parties (i.e., derivatives other than purchased options). If the Fund were unable to close out its positions in such derivatives, it might be required to continue to maintain such assets or accounts or make such payments until the position expired or matured. These requirements might impair the Fund’s ability to sell a portfolio security or make an investment at a time when it would otherwise be favorable to do so, or require that the Fund sell a portfolio security at a disadvantageous time.

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Counterparty risk. Certain derivatives involve the risk of loss resulting from the actual or potential insolvency or bankruptcy of the counterparty or the failure by the counterparty to make required payments or otherwise comply with the terms of the contract. In the event of default by a counterparty, the Fund may have contractual remedies pursuant to the agreements related to the transaction, which may be limited by applicable law in the case of the counterparty’s bankruptcy. The Fund may not be able to recover amounts owed to it by an insolvent counterparty.

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Operational risk. There may be incomplete or erroneous documentation or inadequate collateral or margin, or transactions may fail to settle. The Fund may have only contractual remedies in the event of a counterparty default, and there may be delays, costs or disagreements as to the meaning of contractual terms and litigation in enforcing those remedies.

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OTC risk. Derivative transactions that are traded OTC, such as options, swaps, forward contracts, and options on foreign currencies, are entered into directly with counterparties or financial institutions acting as market makers, rather than being traded on exchanges or centrally cleared. Because OTC derivatives and other transactions are traded between counterparties based on contractual relationships, the Fund is subject to the risk that a counterparty will not perform its obligations under the related contracts. Although the Fund intends to enter into transactions only with counterparties which the Fund believes to be creditworthy, there can be no assurance that a counterparty will not default and that the Fund will not sustain a loss on a transaction as a result. Information available on counterparty creditworthiness may be incomplete or outdated, thus reducing the ability to anticipate counterparty defaults. The Fund bears the risk of loss of the amount expected to be received under an OTC derivative in the event of the default or bankruptcy of counterparty to the OTC derivative. When a counterparty’s obligations are not fully secured by collateral, then the Fund is essentially an unsecured creditor of the counterparty. If the counterparty defaults, the Fund will have contractual remedies, but there is no assurance that a counterparty will be able to meet its obligations pursuant to such contracts or that, in the event of default, the Fund will succeed in enforcing contractual remedies. Credit/counterparty risk still exists even if a counterparty’s obligations are secured by collateral because the Fund’s interest in collateral may not be perfected or additional collateral may not be promptly posted as required. Credit/counterparty risk also may be more pronounced if a counterparty’s obligations exceed the amount of collateral held by the Fund (if any), the Fund is unable to exercise its interest in collateral upon default by the counterparty, or the termination value of the instrument varies significantly from the marked-to-market value of the instrument.
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Non-U.S. derivatives risk. Derivative transactions may be conducted OTC outside of the United States or traded on foreign exchanges. Such transactions may not be regulated as effectively as similar transactions in the United States, may not involve a clearing mechanism and related guarantees and are subject to the risk of governmental actions affecting trading in, or the price of, foreign securities or currencies. The value of such positions also could be adversely affected by (1) other foreign political, legal and economic factors, (2) lesser availability than in the United States of data on which to make trading decisions, (3) delays in the Fund’s ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (4) the imposition of different exercise and settlement terms, procedures, margin requirements, fees, taxes or other charges than in the United States and (5) lesser trading volume. Many of the risks of OTC derivatives transactions are also applicable to derivative transactions conducted outside the United States, including counterparty risk.

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Currency derivatives risk. Currency related transactions may be negatively affected by government exchange controls, blockages, and manipulations. Exchange rates may be influenced by factors extrinsic to a country’s economy. Also, there is no systematic reporting of last sale information with respect to foreign currencies. As a result, the information on which trading in currency derivatives is based may not be as complete as, and may be delayed beyond, comparable data for other types of transactions.

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Turnover risk. Use of derivatives involves transaction costs, which may be significant. The Fund may be required to sell or purchase investments in connection with derivative transactions, potentially increasing the Fund’s portfolio turnover rate and transaction costs. Use of derivatives also may increase the amount of taxable income to shareholders.

Risks Associated with Hedging with Derivatives. If the portfolio manager uses a hedging strategy at the wrong time or judges market conditions incorrectly, hedging strategies may reduce the Fund’s return. Successful use of derivatives to hedge positions depends on the correlation between the price of the derivative and the price of the hedged asset.

The Fund may attempt to protect against declines in the value of the Fund’s portfolio assets by entering into a variety of derivatives transactions, including selling futures contracts, entering into swaps or purchasing puts on indices or futures contracts (short hedging). Short hedging involves the risk that the prices of the futures contracts or the value of the swap or the applicable index will correlate imperfectly with price movements in the Fund’s assets. If the value of the assets held in the Fund’s portfolio declines while the Fund has used derivative instruments in a short hedge, and the prices referenced in the short hedge do not also decline, the value of the Fund’s assets would decline, and the short hedge would not hedge or mitigate the loss in the value of the assets. With respect to a derivative transaction based on an index, the risk of imperfect correlation increases as the composition of the Fund’s portfolio diverges from the assets included in the applicable index. To compensate for the imperfect correlation of movements in the price of the portfolio securities being hedged and movements in the price of the hedging instruments, the Fund may use derivative instruments in a greater dollar amount than the dollar amount of portfolio assets being hedged. It might do so if the historical volatility of the prices of the portfolio assets being hedged is more than the historical volatility of the applicable index.

If the Fund has used derivatives to hedge or otherwise reduce the Fund’s risk exposure to a particular position and then disposes of that position at a time at which it cannot also settle, terminate or close out the corresponding hedge position, this may create short investment exposure. Certain “short” derivative positions involve investment leverage, and the amount of the Fund’s potential loss is theoretically unlimited.

The Fund can use derivative instruments to establish a position in the market as a temporary substitute for the purchase of individual securities or other assets (long hedging) by buying futures contracts and/or calls on such futures contracts, indices or on securities or other assets, or entering into swaps. It is possible that when the Fund does so the market might decline. If the Fund then decides not to invest in the assets because of concerns that the market might decline further or for other reasons, the Fund will realize a loss on the hedge position that is not offset by a reduction in the price of the asset the Fund had intended to purchase.

Risk of Government Regulation of Derivatives. The regulation of derivatives transactions and funds that engage in such transactions is an evolving area of law and is subject to modification by government and judicial action. It is impossible to fully predict the effects of new and existing legislation and regulation, but the effects could be substantial and adverse. Additional regulation could, among other things, make derivatives more costly, limit their availability or utility, otherwise adversely affect their performance or disrupt markets. Such regulation may limit or prevent the Fund from using derivatives as part of its investment strategy and could ultimately prevent the Fund from being able to achieve its investment goals. Limitations or restrictions applicable to the counterparties with which the Fund engages in derivative transactions could also prevent the Fund from using derivatives or affect pricing or other factors relating to derivatives or may change the availability of certain investments.

The Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) has caused broad changes to the OTC derivatives market and granted significant authority to the SEC and the CFTC to regulate OTC derivatives and market participants. Pursuant to such authority, rules have been enacted that currently require clearing of many OTC derivatives transactions and may require clearing of additional OTC derivatives transactions in the future and that impose minimum margin and capital requirements for uncleared OTC derivatives transactions. Similar regulations are being adopted in other jurisdictions around the world. The implementation of the clearing requirement has increased the costs of derivatives transactions since investors have to pay fees to clearing members and are typically required to post more margin for cleared derivatives than had historically been the case. The costs of derivatives transactions are expected to increase further as clearing members raise their fees to cover the costs of additional capital requirements and other regulatory changes. While the new rules and regulations and central clearing of some derivatives transactions are designed to reduce systemic risk (i.e., the risk that the interdependence of large derivatives dealers could cause them to suffer liquidity, solvency or other challenges simultaneously), there is no assurance that they will achieve that result, and in the meantime, mandatory clearing of derivatives may expose the Fund to new kinds of costs and risks.

Additionally, new regulations may result in increased uncertainty about credit/counterparty risk and may limit the flexibility of the Fund to protect its interests in the event of an insolvency of a derivatives counterparty. In the event of a counterparty’s (or its affiliate’s) insolvency, the Fund’s ability to exercise remedies, such as the termination of transactions, netting of obligations and realization on collateral, could be stayed or eliminated under the rules of the applicable exchange or clearing corporation or under new special resolution regimes adopted in the United States, the European Union and various other jurisdictions. Such regimes provide government authorities with broad authority to intervene when a financial institution is experiencing financial difficulty. In particular, with respect to counterparties who are subject to such proceedings in the European Union, the liabilities of such counterparties to the Fund could be reduced, eliminated, or converted to equity in such counterparties (sometimes referred to as a “bail in”).

Cover. The Fund’s use of derivatives may create financial obligations to third parties which if not covered could be construed as “senior securities” (as defined in the 1940 Act). To the extent that the Fund determined that such obligations may be deemed to create “senior securities,” the Fund intends to segregate or earmark liquid assets or otherwise “cover” such obligations. The Fund may cover such obligations using methods that are currently or in the future permitted under the 1940 Act, the rules and regulations thereunder or orders issued by the SEC thereunder and to the extent deemed appropriate by the Fund, interpretations and guidance of the SEC staff.

The Fund segregates with its custodian or otherwise earmarks cash, cash equivalents or liquid assets in an amount the Fund believes to be adequate to ensure that it has sufficient liquid assets to meet its obligations under its derivatives contracts, or the Fund may engage in other measures to “cover” its obligations with respect to such transactions. The amounts that are segregated or earmarked may be based on the derivative’s notional value or on the daily mark-to-market obligation under the derivatives contract and may be reduced by amounts on deposit with the applicable broker or counterparty to the derivatives transaction. The Fund may segregate or earmark amounts in addition to the amounts described above. For example, if the Fund writes a physically settled put option, it will typically segregate or earmark liquid assets equal to the exercise price of the option, less margin on deposit, or hold the underlying instrument directly; if the Fund writes a cash settled put option, it will typically segregate or earmark liquid assets equal to the amount the option is in the money (meaning the difference between the exercise price of the option and the current market price of the underlying instrument, when the exercise price of the option is higher than the market price of the underlying instrument), marked to market on a daily basis, less margin on deposit. Alternatively, the Fund may, in certain circumstances, enter into an offsetting position rather than segregating or designating liquid assets (e.g., the Fund may cover a written put option with a purchased put option with the same or higher exercise price or cover a written call option with a purchased call option with the same or lower exercise price).

The segregation of assets does not reduce the risks to the Fund of entering into transactions in derivatives. Additionally, although the portfolio manager attempts to ensure that the Fund has sufficient liquid assets in respect of its obligations under its derivative contracts, it is possible that the Fund’s liquid assets may be insufficient to support such obligations under its derivatives positions. The Fund may modify its asset segregation policies from time to time.

Foreign Currency Instruments and Hedging Strategies

The Fund may use options and futures contracts on foreign currencies and forward currency contracts and currency swap agreements (collectively, “Currency Instruments”), deliverable and non-deliverable, to attempt to hedge against movements in the values of the foreign currencies in which the Fund’s securities are denominated or to attempt to enhance the Fund’s return or yield. The Fund may also use such investments to attempt to establish a short position or to gain exposure to a market that would be more costly or difficult to access with other types of investments, such as bonds or currency. The Fund may also engage in foreign currency transactions on a spot (cash) basis at the rate prevailing in the currency exchange market at the time of the transaction. The Fund may determine not to hedge, and the Fund may be completely unhedged at any point in time. In cases when a particular currency is difficult to hedge or difficult to hedge against the U.S. dollar, the Fund may seek to hedge against price movements in that currency by entering into transactions using Currency Instruments on another currency or a basket of currencies, the value of which the portfolio manager believes will have a high degree of positive correlation to the value of the currency being hedged. The risk that movements in the price of the Currency Instrument will not correlate perfectly with movements in the price of the currency subject to the hedging transaction is magnified when this strategy is used.

Currency Instruments Risks. In addition to the risks found under “Derivatives – Risks of Derivatives Generally,” Currency Instruments are subject to the following risks:

The value of Currency Instruments depends on the value of the underlying foreign currency relative to the U.S. dollar. Because foreign currency transactions occurring in the interbank market might involve substantially larger amounts than those involved in the Fund’s use of such Currency Instruments, the Fund could be disadvantaged by having to deal in the odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots. There is no systematic reporting of last sale information for foreign currencies or any regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Quotation information generally is representative of very large transactions in the interbank market and thus might not reflect odd-lot transactions where rates might be less favorable. The interbank market in foreign currencies is a global, round-the-clock market. To the extent the U.S. options or futures markets are closed while the markets for the underlying currencies remain open, significant price and rate movements might take place in the underlying markets that cannot be reflected in the U.S. markets for the Currency Instruments until they reopen.

Settlement of hedging transactions involving foreign currencies might be required to take place within the country issuing the underlying currency. Thus, the Fund might be required to accept or make delivery of the underlying foreign currency in accordance with any U.S. or foreign regulations regarding the maintenance of foreign banking arrangements by U.S. residents and might be required to pay any fees, taxes and charges associated with such delivery assessed in the issuing country.

Forward Currency Contracts

The Fund may enter into forward currency contracts to purchase or sell foreign currencies for a fixed amount of U.S. dollars or another currency at a future date and at a price set by the parties to the forward currency contract. Forward currency contracts are traded directly between currency traders (usually large commercial banks) and their customers (such as the Fund).

The Fund may purchase a forward currency contract to lock in the U.S. dollar price of a security denominated in a foreign currency that the Fund intends to acquire (a long hedge). The Fund may sell a forward currency contract to lock in the U.S. dollar equivalent of the proceeds from the anticipated sale of a security, dividend or interest payment denominated in a foreign currency (a short hedge). A “position hedge” is when the Fund owns a security denominated in, for example, euros and to protect against a possible decline in the euro’s value, the Fund enters into a forward currency contract to sell euros in return for U.S. dollars. A “position hedge” tends to offset both positive and negative currency fluctuations but would not offset changes in security values caused by other factors. A “proxy hedge” is when the Fund owns a security denominated in, for example, euros and to protect against a possible decline in the euro’s value, the Fund enters into a forward currency contract to sell a currency expected to perform similarly to the euro in return for U.S. dollars. A “proxy hedge” could offer advantages in terms of cost, yield or efficiency, but generally would not hedge currency exposure as effectively as a position hedge to the extent the proxy currency does not perform similarly to the targeted currency. The Fund could, in fact, lose money on both legs of the hedge, i.e., between the euro and proxy currency, and between the proxy currency and the dollar. The Fund also may use forward currency contracts to attempt to enhance return or yield. The Fund could use forward currency contracts to increase its exposure to foreign currencies that the portfolio manager believes might rise in value relative to the U.S. dollar, or shift its exposure to foreign currency fluctuations from one country to another. For example, if the Fund’s portfolio manager believes that the U.S. dollar will increase in value relative to the euro, the Fund could write a forward contract to buy U.S. dollars in three months at the current price in order to sell those U.S. dollars for a profit if the U.S. dollar does in fact appreciate in value relative to the euro. The cost to the Fund of engaging in forward currency contracts varies with factors such as the currency involved, the length of the contract period and the market conditions then prevailing. Because forward currency contracts are usually entered into on a principal basis, no fees or commissions are involved. When the Fund enters into a forward currency contract, it relies on the counterparty to make or take delivery of the underlying currency at the maturity of the contract. Failure by the counterparty to do so would result in the loss of any expected benefit of the transaction.

The precise matching of forward currency contract amounts, and the value of the securities involved generally will not be possible because the value of such securities, measured in the foreign currency, will change after the forward currency contract has been established. Thus, the Fund may need to purchase or sell foreign currencies in the spot (i.e., cash) market to the extent such foreign currencies are not covered by forward currency contracts. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain.

Successful use of forward currency contracts depends on the portfolio manager’s skill in analyzing and predicting currency values. Forward currency contracts may substantially change the Fund’s exposure to changes in currency exchange rates and could result in losses to the Fund if currencies do not perform as the portfolio manager anticipates. There is no assurance that the portfolio manager’s use of forward currency contracts will be advantageous to the Fund or that the portfolio manager will hedge at an appropriate time.

Non-deliverable Forwards. The consummation of a deliverable foreign exchange forward requires the actual exchange of the principal amounts of the two currencies in the contract (i.e., settlement on a physical basis). Forward currency contracts in which the Fund may engage also include non-deliverable forwards (“NDFs”). NDFs are cash-settled, short-term forward contracts on foreign currencies (each a “Reference Currency”) that are non-convertible and that may be thinly traded or illiquid. NDFs involve an obligation to pay an amount equal to the difference between the prevailing market exchange rate for the Reference Currency and the agreed upon exchange rate, with respect to an agreed notional amount. NDFs are subject to many of the risks associated with derivatives in general and forward currency transactions, including risks associated with fluctuations in foreign currency and the risk that the counterparty will fail to fulfill its obligations.

Under the Dodd-Frank Act, NDFs are classified as “swaps” and are therefore subject to the full panoply of CFTC swap regulations under the Dodd-Frank Act. Although NDFs have historically been traded OTC, in the future, pursuant to the Dodd-Frank Act, they may be subject to mandatory clearing. For more information on central clearing and trading of cleared swaps, see “Swaps” below. Non-centrally-cleared NDFs are subject to mandatory minimum margin requirements for uncleared swaps. Deliverable foreign exchange forwards that solely involve the exchange of two different currencies on a specific future date at a fixed rate agreed upon by the parties are not considered “swaps” and accordingly are not subject to many of the regulations that apply to NDFs. However, as mandated by the Dodd-Frank Act and set forth in CFTC regulations adopted thereunder, foreign exchange forwards must be reported to a swap data repository, and swap dealers and major swap participants who are party to such transactions remain subject to the business conduct standards pertaining to swaps in connection with such deliverable foreign exchange forwards.

Futures Contracts and Options on Futures Contracts

Generally, a futures contract is an exchange-traded, standardized agreement that obligates the seller of the contract to deliver a specified quantity of an underlying instrument, such as a security, currency or commodity, to the purchaser of the contract, who has the obligation to take delivery of the underlying instrument, at a specified price and date. In the case of futures on indices, the two parties agree to take or make delivery of an amount of cash equal to the difference between the level of the index at the close of the last trading day of the contract and the price at which the contract originally was written. Options on futures give the purchaser the right to assume a position in a futures contract at the specified exercise price at any time during the period of the option.

Futures contracts, by their terms, have stated expirations and, at a specified point in time prior to expiration, trading in a futures contract for the current delivery month will cease. As a result, an investor wishing to maintain exposure to a futures contract with the nearest expiration must close out the position in the expiring contract and establish a new position in the contract for the next delivery month, a process referred to as “rolling.” The process of rolling a futures contract can be profitable or unprofitable depending in large part on whether the futures price for the subsequent delivery month is less than or more than the price of the expiring contract.

Futures contracts may be used for hedging and non-hedging purposes, such as to simulate full investment in the underlying instrument while retaining a cash balance for portfolio management purposes, as a substitute for direct investment in the underlying instrument, to facilitate trading, to reduce transaction costs, or to seek higher investment returns (e.g., when a futures contract or option is priced more attractively than the underlying instrument). In addition, futures strategies can be used to manage the average duration of the Fund’s fixed income portfolio, if applicable. The Fund may sell a debt futures contract or a call option thereon or purchase a put option on that futures contract to attempt to shorten the portfolio’s average duration. Alternatively, the Fund may buy a debt futures contract or a call option thereon or sell a put option thereon to attempt to lengthen the portfolio’s average duration.

At the inception of a futures contract the Fund is required to deposit “initial margin” with a futures commission merchant (“FCM”) in an amount at least equal to the amount designated by the futures exchange (typically equal to 10% or less of the contract value). Margin must also be deposited when writing a call or put option on a futures contract, in accordance with applicable exchange rules. Unlike margin in securities transactions, initial margin on futures contracts does not represent a borrowing, but rather is in the nature of a performance bond or good-faith deposit that is required to be returned to the Fund at the termination of the transaction if all contractual obligations have been satisfied. Under certain circumstances, such as periods of high volatility, the Fund may be required by an exchange to increase the level of its initial margin payment, and initial margin requirements might be increased generally in the future by regulatory action.

In addition to initial margin payments, during the life of the transaction “variation margin” payments are made to and from the FCM as the value of the margin and the underlying derivative transaction varies, a process known as “marking-to-market.” Variation margin is intended to represent a daily settlement of the Fund’s obligations to or from a FCM. When the Fund purchases an option on a futures contract, the premium paid plus transaction costs is all that is at risk. However, there may be circumstances when the purchase of an option on a futures contract would result in a loss to the Fund when the use of a futures contract would not, such as when there is no movement in the value of the securities or currencies being hedged. In that case, the Fund would lose the premium it paid for the option plus transaction costs. In contrast, when the Fund purchases or sells a futures contract or writes a call or put option thereon, it is subject to daily variation margin calls that could be substantial in the event of adverse price movements. If the Fund has insufficient cash to meet daily variation margin requirements, it might need to sell securities at a time when such sales are disadvantageous.

Although some futures and options on futures call for making or taking delivery of the underlying instrument, generally those contracts are closed out prior to delivery by offsetting purchases or sales of matching futures or options (involving the same instrument and delivery month). If an offsetting purchase price is less than the original sale price, the Fund realizes a gain, or if it is more, the Fund realizes a loss. If an offsetting sale price is more than the original purchase price, the Fund realizes a gain, or if it is less, the Fund realizes a loss. The Fund will also bear transaction costs for each contract, which will be included in these calculations. Positions in futures and options on futures may be closed only on an exchange or board of trade that provides a secondary market. However, there can be no assurance that a liquid secondary market will exist for a particular contract at a particular time. In such event, it may not be possible to close a futures contract or options position.

Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract or an option on a futures contract can vary from the previous day’s settlement price; once that limit is reached, no trades may be made that day at a price beyond the limit. Daily price limits do not limit potential losses because prices could move to the daily limit for several consecutive days with little or no trading, thereby preventing liquidation of unfavorable positions. If the Fund were unable to liquidate a futures contract or an option on a futures position due to the absence of a liquid secondary market, the imposition of price limits or otherwise, it could incur substantial losses. The Fund would continue to be subject to market risk with respect to the position. In addition, except in the case of purchased options, the Fund would continue to be required to make daily variation margin payments and might be required to maintain the position being hedged by the future or option or to segregate cash or securities (or designate these assets on its books as segregated).

Risks of Futures Contracts and Options Thereon: In addition to the risks found under “Derivatives – Risks of Derivatives Generally,” futures contracts and options on futures contracts are subject to the following risks:

Successful use of futures contracts and related options depends upon the ability of the portfolio manager to assess movements in the direction of prices of securities, commodities, measures of value, or interest or exchange rates, which requires different skills and techniques than assessing the value of individual securities. Moreover, futures contracts relate not to the current price level of the underlying instrument, but to the anticipated price level at some point in the future; accordingly trading of stock index futures may not reflect the trading of the securities that are used to formulate the index or even actual fluctuations in the index itself. There is, in addition, the risk that movements in the price of the futures contract will not correlate with the movements in the prices of the securities being hedged. Price distortions in the marketplace, resulting from increased participation by speculators in the futures market (among other things), may also impair the correlation between movements in the prices of futures contracts and movements in the prices of the hedged securities. If the price of the futures contract moves less than the price of securities that are the subject of the hedge, the hedge will not be fully effective; but if the price of the securities being hedged has moved in an unfavorable direction, the Fund would be in a better position than if it had not hedged at all. If the price of the securities being hedged has moved in a favorable direction, this advantage may be partially offset by losses on the futures position.

Positions in futures contracts may be closed out only on an exchange or board of trade that provides a market for such futures contracts. Although the Fund intends to purchase and sell futures only on exchanges or boards of trade where there appears to be a liquid market, there is no assurance that such a market will exist for any particular contract at any particular time. In such event, it may not be possible to close a futures position and, in the event of adverse price movements, the Fund would continue to be required to make variation margin payments. Options have a limited life and thus can be disposed of only within a specific time period.

Purchasers of options on futures contracts pay a premium in cash at the time of purchase which, in the event of adverse price movements, could be lost. Sellers of options on futures contracts must post initial margin and are subject to additional margin calls that could be substantial in the event of adverse price movements. Because of the low margin deposits required, futures trading involves a high degree of leverage; as a result, a relatively small price movement in a futures contract may result in immediate and substantial loss, or gain, to the Fund. In addition, the Fund’s activities in the futures markets may result in a higher portfolio turnover rate (see “Portfolio Transactions and Brokerage”) and additional transaction costs in the form of added brokerage commissions.

As noted above, exchanges may impose limits on the amount by which the price of a futures contract or related option is permitted to change in a single day. If the price of a contract moves to the limit for several consecutive days, the Fund may be unable during that time to close its position in that contract and may have to continue making payments of variation margin. The Fund may also be unable to dispose of securities or other instruments being used as “cover” during such a period. The CFTC and domestic exchanges have also established speculative position limits on the maximum speculative position that any person, or group of persons acting in concert, may hold or control in particular contracts and certain related swaps. Under current regulations, other accounts managed by the Manager or, if applicable, Subadviser are combined with the positions held by the Fund under the Manager’s or, if applicable, Subadviser’s management for position limit purposes. This trading could preclude additional trading by the Fund in such contracts.

When the Fund engages in futures transactions, it will also be exposed to the credit risk of its FCM. If the Fund’s FCM becomes bankrupt or insolvent, or otherwise defaults on its obligations to the Fund, the Fund may not receive all amounts owed to it in respect of its trading, even if the clearinghouse fully discharges all of its obligations. If an FCM were not to appropriately segregate client assets to the full extent required by the CEA, the Fund might not be fully protected in the event of the bankruptcy of an FCM. In the event of an FCM’s bankruptcy, the Fund would be limited to recovering only a pro rata share of all available funds segregated on behalf of an FCM’s combined customer accounts, even if certain property held by an FCM is specifically traceable to the Fund (for example, U.S. Treasury bills deposited by the Fund). Such situations could arise due to various factors, or a combination of factors, including inadequate FCM capitalization, inadequate controls on customer trading and inadequate customer capital. In addition, in the event of the bankruptcy or insolvency of a clearinghouse, the Fund might experience a loss of funds deposited through its FCM as margin with the clearinghouse, a loss of unrealized profits on its open positions and the loss of funds owed to it as realized profits on closed positions. Such a bankruptcy or insolvency might also cause a substantial delay before the Fund could obtain the return of funds owed to it by an FCM who is a member of such clearinghouse.

Options

A call option gives the purchaser the right to buy, and obligates the writer to sell, an underlying investment (such as a specified security, commodity, currency, interest rate, currency exchange rate or index) at an agreed-upon price (“strike price”). A put option gives the purchaser the right to sell, and obligates the writer to buy, an underlying investment at an agreed-upon price. An American-style option may be exercised at any time during the term of the option, while a European-style option may be exercised only at the expiration of the option. Purchasers of options pay an amount, known as a premium, to the option writer in exchange for the right granted under the option contract.

The value of an option position will reflect, among other things, the current market value of the underlying instrument, the time remaining until expiration, the relationship of the strike price to the market price of the underlying instrument, the historical price volatility of the underlying instrument and general market conditions. If the purchaser does not exercise the option, it will expire and the purchaser will have only lost the premium paid. If a secondary market exists, a purchaser or the writer may terminate a put option position prior to its exercise by selling it in the secondary market at its current price. The Fund will pay a brokerage commission each time it buys or sells an option. Such commissions may be higher than those that would apply to direct purchases or sales of the underlying instrument.

Exchange-traded options in the United States are issued by a clearing organization affiliated with the exchange on which the option is listed and are standardized with respect to the underlying instrument, expiration date, contract size and strike price. In contrast, OTC options (options not traded on exchanges) are contracts between the Fund and a counterparty (usually a securities dealer or a bank) with no clearing organization guarantee. The terms of OTC options generally are established through negotiation with the other party to the option contract (the counterparty). For a discussion on options on futures see “Futures Contracts and Options on Futures Contracts”.

Put Options. In return for receipt of the premium, the writer of a put option assumes the obligation to pay the strike price for the option’s underlying instrument if the buyer exercises the option. A put writer would generally expect to profit, although its gain would be limited to the amount of the premium it received, if the underlying instrument’s price remains greater than or equal to the strike price. If the underlying instrument’s price falls below the strike price, the put writer would expect to suffer a loss. The buyer of a put option can expect to realize a gain if the underlying instrument’s price falls enough to offset the cost of purchasing the option. Any losses suffered by the buyer would be limited to the amount of the premium plus related transaction costs.

Optional delivery standby commitments are a type of put that gives the buyer of an underlying instrument the right to sell the underlying instrument back to the seller on specified terms to induce a purchase of the underlying instrument.

Call Options. In return for the receipt of the premium, the writer of a call option assumes the obligation to sell the underlying instrument at the strike price to the buyer upon exercise of the option. A call writer would generally expect to profit, although its gain would be limited to the amount of the premium it received, if the option goes unexercised, which typically occurs when the underlying instrument’s price remains less than or equal to the strike price. If the underlying instrument’s prices were to rise above the strike price, the writer of the call option would generally expect to suffer a loss, which is theoretically unlimited. A call buyer’s maximum loss is the premium paid for the call option, whereas the buyer’s maximum profit is theoretically unlimited.

Straddles. A long straddle is the purchase of a call and a put option with the same expiration date and relating to the same underlying instrument where the strike price of the put is less than or equal to the strike price of the call. The Fund may enter into a long straddle when its portfolio manager believes that the underlying instrument’s price will move significantly during the term of the options. A short straddle is a combination of a call and a put written on the same underlying instrument with the same expiration date where the strike price of the put is less than or equal to the strike price of the call. In a covered short straddle, the underlying instrument is considered cover for both the put and the call that the Fund has written. The Fund may enter into a short straddle when the portfolio manager believes that it is unlikely that underlying instrument’s prices will experience volatility during the term of the options.

Options on Indices. Puts and calls on indices are similar to puts and calls on other underlying instruments except that all settlements are in cash and gains or losses depend on changes in the level of the index rather than on price movements of individual underlying instruments. The writer of a call on an index receives a premium and the obligation to pay the purchaser an amount of cash equal to the difference between the closing level of the index and the strike price times a specified multiple

(“multiplier”), if the closing level of the index is greater than the strike price of the call. The writer of a put on an index receives a premium and the obligation to deliver to the buyer an amount of cash equal to the difference between the closing level of the index and strike price times the multiplier if the closing level is less than the strike price.

Risks of Options – In addition to the risks described under “Derivatives – Risks of Derivatives Generally,” options are also subject to the following risks:

Options on Indices Risk. The risks of investment in options on indices may be greater than options on securities and other instruments. Because index options are settled in cash, when the Fund writes a call on an index it generally cannot provide in advance for other underlying instruments because it may not be practical for the call writer to hedge its potential settlement obligations by acquiring and holding the underlying securities. The Fund can offset some of the risk of writing a call index option by holding a diversified portfolio of securities similar to those on which the underlying index is based. However, the Fund cannot, as a practical matter, acquire and hold a portfolio containing exactly the same securities as underlie the index and, as a result, bears a risk that the value of the securities held will vary from the value of the index.

If the Fund exercises an index option before the closing index value for that day is available, there is the risk that the level of the underlying index may subsequently change. If such a change causes the exercised option to fall out-of-the-money, the Fund will be required to pay the difference between the closing index value and the strike price of the option (times the applicable multiplier) to the assigned writer.

Timing Risk. The hours of trading for options may not conform to the hours during which the underlying instrument are traded. To the extent that the options markets close before the markets for the underlying instrument, significant price and rate movements can take place in the underlying markets that cannot be reflected in the options markets. Options are marked to market daily and their value will be affected by changes in the value of the underlying instrument, changes in the dividend rates of the underlying securities, an increase in interest rates, changes in the actual or perceived volatility of the stock market and the underlying instrument and the remaining time to the options’ expiration. Additionally, the exercise price of an option may be adjusted downward before the option’s expiration as a result of the occurrence of certain corporate or other events affecting the underlying instrument, such as extraordinary dividends, stock splits, merger or other extraordinary distributions or events. A reduction in the exercise price of an option would reduce the Fund’s capital appreciation potential on an underlying instrument.

Swaps

Generally, a swap agreement involves the exchange between two parties of their respective commitments to pay or receive cash flows, e.g., an exchange of floating rate payments for fixed-rate payments. Swaps may be negotiated bilaterally and traded OTC (OTC swaps) or, for certain types of swaps, must be executed through a centralized exchange or regulated facility and be cleared through a regulated clearinghouse (cleared swaps). Swaps include but are not limited to, interest rate swaps, total return swaps, index swaps, inflation indexed swaps, currency swaps, credit default swaps and options on swaps or “swaptions”.

OTC swap agreements can be individually negotiated and structured to include exposure to a variety of different types of investments (such as individual securities, baskets of securities and securities indices) or market factors. The swapped returns are generally calculated with respect to a notional amount, that is, the nominal or face amount used to calculate the payments to be made between the parties to the OTC swap.

The Fund may enter into a swap agreement for hedging or non-hedging purposes, including but not limited to, to enhance returns, increase liquidity, protect against currency and security price fluctuations, manage duration and gain exposure to certain markets or securities in a more cost-efficient manner.

When the Fund enters into a swap agreement on a net basis, the net amount of the excess, if any, of the Fund’s obligations over its entitlements with respect to each swap will be accrued on a daily basis and an amount of cash, cash equivalent or liquid assets having an aggregate market value at least equal to the accrued excess will be segregated in an account with the Fund’s custodian that satisfies the requirements of the 1940 Act. The Fund will take similar action with respect to its total obligations under any swaps that are not entered into on a net basis and with respect to any caps or floors that are written by the Fund. See “Interest Rate Swaps, Caps and Floors” below.

Risks of Swaps Generally. In addition to the risks found under “Derivatives – Risks of Derivatives Generally,” swaps are subject to the following risks:

Depending on their structure, swap agreements may increase or decrease the overall volatility of the Fund’s investments and its share price and yield and may affect the Fund’s exposure to long- or short-term interest rates (in the United States or abroad), foreign currency values, mortgage-backed security values, corporate borrowing rates or other market factors such as security prices or inflation rates.

Swap agreements will tend to shift the Fund’s investment exposure from one type of investment to another. For example, if the Fund agrees to exchange payments in U.S. dollars for payments in foreign currency, the swap agreement would tend to decrease the Fund’s exposure to U.S. interest rates and increase its exposure to foreign currency and interest rates.

The swap market is a relatively new market and is largely unregulated. The absence of a central exchange or market for swap transactions may lead, in some instances, to difficulties in trading and valuation, especially in the event of market disruptions.

Cleared Swaps. Recent legislation and implementing regulation require certain swaps to be cleared through a regulated clearinghouse. Although this clearing mechanism is generally intended to reduce counterparty credit risk, it may disrupt or limit the swap market and may result in swaps being more difficult to trade or value. As swaps become more standardized, the Fund may not be able to enter into swaps that meet its investment needs. The Fund also may not be able to find a clearinghouse willing to accept a swap for clearing. In a cleared swap, a central clearing organization will be the counterparty to the transaction. The Fund will assume the risk that the clearinghouse may be unable to perform its obligations.

When the Fund enters into a cleared swap transaction, the Fund is subject to the credit and counterparty risk of the clearing house and the clearing member through which it holds its cleared position. Credit/counterparty risk of market participants with respect to centrally cleared swaps is concentrated in a few clearing houses, and it is not clear how an insolvency proceeding of a clearing house would be conducted and what impact an insolvency of a clearing house would have on the financial system. A clearing member is obligated by contract and by applicable regulation to segregate all funds received from customers with respect to cleared derivatives transactions from the clearing member’s proprietary assets. However, all funds and other property received by a clearing broker from its customers generally are held by the clearing broker on a commingled basis in an omnibus account, and the clearing member may invest those funds in certain instruments permitted under the applicable regulations. The assets of the Fund might not be fully protected in the event of the bankruptcy of the Fund’s clearing member, because the Fund would be limited to recovering only a pro rata share of all available funds segregated on behalf of the clearing broker’s customers for a relevant account class. Also, the clearing member is required to transfer to the clearing organization the amount of margin required by the clearing organization for cleared derivatives, which amounts generally are held in an omnibus account at the clearing organization for all customers of the clearing member. Regulations promulgated by the CFTC require that the clearing member notify the clearing house of the amount of initial margin provided by the clearing member to the clearing organization that is attributable to each customer. However, if the clearing member does not provide accurate reporting, the Fund is subject to the risk that a clearing organization will use the Fund’s assets held in an omnibus account at the clearing organization to satisfy payment obligations of a defaulting customer of the clearing member to the clearing organization. In addition, clearing members generally provide to the clearing organization the net amount of variation margin required for cleared swaps for all of its customers in the aggregate, rather than the gross amount of each customer. The Fund is therefore subject to the risk that a clearing organization will not make variation margin payments owed to the Fund if another customer of the clearing member has suffered a loss and is in default, and the risk that the Fund will be required to provide additional variation margin to the clearing house before the clearing house will move the Fund’s cleared derivatives transactions to another clearing member. In addition, if a clearing member does not comply with the applicable regulations or its agreement with the Fund, or in the event of fraud or misappropriation of customer assets by a clearing member, the Fund could have only an unsecured creditor claim in an insolvency of the clearing member with respect to the margin held by the clearing member.

In some ways, centrally cleared swaps arrangements are less favorable to the Fund than OTC swaps arrangements. For example, the Fund may be required to provide greater amounts of margin for cleared swaps than for OTC swaps. Also, in contrast to OTC swaps, following a period of notice to the Fund, a clearing member generally can require termination of existing cleared swaps at any time or increases in margin requirements above the margin that the clearing member required at the beginning of a transaction. Clearing houses also have broad rights to increase margin requirements for existing transactions or to terminate transactions at any time. Any increase in margin requirements or termination by the clearing member or the clearing house could interfere with the ability of the Fund to pursue its investment strategy. Further, any increase in margin requirements by a clearing member could also expose the Fund to greater credit risk of its clearing member, because margin for cleared swaps in excess of clearing house margin requirements typically is held by the clearing member. While the documentation in place between the Fund and its clearing members generally provides that the clearing members will accept for clearing all transactions submitted for clearing that are within credit limits (specified in advance) for the Fund, the Fund is still subject to the risk that no clearing member will be willing or able to clear a transaction. In those cases, the transaction might have to be terminated, and the Fund could lose some or all of the benefit of the transaction, including loss of an increase in the value of the transaction and/or loss of hedging protection offered by the transaction. In addition, the documentation governing the relationship between the Fund and its clearing members is developed by the clearing members and generally is less favorable to the Fund than typical OTC swap documentation. For example, this documentation generally includes a one-way indemnity by the Fund in favor of the clearing member, indemnifying the clearing member against losses it incurs in connection with acting as the Fund’s clearing member, and the documentation typically does not give the Fund any rights to exercise remedies if the clearing member defaults or becomes insolvent.

Some types of cleared swaps are required to be executed on an exchange or on a swap execution facility (“SEF”). A SEF is a trading platform where multiple market participants can execute swaps by accepting bids and offers made by multiple other participants in the platform. While this execution requirement is designed to increase transparency and liquidity in the cleared swap market, trading on a SEF can create additional costs and risks for the Fund. For example, SEFs typically charge fees, and if the Fund executes swaps on a SEF through a broker intermediary, the intermediary may impose fees as well. Also, the Fund may indemnify a SEF, or a broker intermediary who executes cleared swaps on a SEF on the Fund’s behalf, against any losses or costs that may be incurred as a result of the Fund’s transactions on the SEF.

The Fund may enter into swap transactions with certain counterparties pursuant to master netting agreements. A master netting agreement provides that all swaps entered into between the Fund and that counterparty shall be regarded as parts of an integral agreement. If amounts are payable on a particular date in the same currency in respect of more than one swap transaction, the amount payable shall be the net amount. In addition, the master netting agreement may provide that if one party defaults generally or on any swap, the counterparty can terminate all outstanding swaps with that party. As a result, to the extent the Fund enters into master netting agreements with a counterparty, the Fund may be required to terminate a greater number of swap agreements than if it had not entered into such an agreement, which may result in losses to the Fund.

Interest Rate Swaps, Caps and Floors. Interest rate swaps are agreements between two parties to exchange interest rate payment obligations. Typically, one party’s obligation is based on a fixed interest rate while the other party’s obligation is based on an interest rate that fluctuates with changes in a designated benchmark. An interest rate cap transaction entitles the purchaser, to the extent that a specified index exceeds a predetermined value, to receive payments on a notional principal amount from the party selling the cap. An interest rate floor transaction entitles the purchaser, to the extent that a specified index falls below a predetermined value, to receive payments on a notional principal amount from the party selling the floor. A collar combines elements of buying a cap and a floor. Caps and floors have an effect similar to buying or writing options. Caps and floors are typically less liquid than swaps.

Options on Swaps (“Swaptions”). A swaption is a contract that gives the counterparty the right, but not the obligation to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms. The Fund may write (sell) and purchase put and call swaptions. Swaptions are generally subject to the same risks involved in the use of options and swaps. Depending on the terms of the option agreement, the Fund will generally incur a greater degree of risk when it writes a swaption than it will incur when it purchases a swaption. When the Fund purchases a swaption, only the amount of premium the Fund paid is at risk should the option expire unexercised. However, when a Fund writes a swaption, upon exercise of the option the Fund will become obligated according to the terms of the underlying agreement, which may result in losses to the Fund in excess of the premium it received.

Credit Default Swaps and Related Investments. The Fund may enter into credit default swap contracts for investment purposes and to add leverage to its investment portfolio. As the seller in a credit default swap contract, the Fund would be required to pay the par (or other agreed-upon) value of a debt-reference obligation to the counterparty in the event of a default by a third party on the debt obligation. In return, the Fund would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the Fund would keep the stream of payments and would have no payment obligations. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its net assets, the Fund would be subject to investment exposure on the swap. Credit default swap contracts involve special risks and may result in losses to the Fund. Credit default swaps may in some cases be illiquid, and they increase credit risk since the Fund has exposure to both the issuer of the referenced obligation and the counterparty to the credit default swap. As there is no central exchange or market for certain credit default swap transactions, they may be difficult to trade or value, especially in the event of market disruptions. It is possible that developments in the swap market, including new or modified government regulation, could adversely affect the Fund’s ability to terminate existing credit default swap agreements or to realize amounts to be received under such agreements.

The Fund may also purchase credit default swap contracts to attempt to hedge against the risk of default of debt securities held in its portfolio, in which case the Fund would function as the counterparty referenced in the preceding paragraph. This would involve the risk that the investment may expire worthless and would only generate income in the event of an actual default by the issuer of the underlying obligation (or, as applicable, a credit downgrade or other indication of financial instability). It would also involve credit risk—that the seller may fail to satisfy its payment obligations to the Fund in the event of a default.

The Fund may invest in credit default swap index products that provide exposure to multiple credit default swaps. The Fund can either buy the index (take on credit exposure) or sell the index (pass credit exposure to a counterparty). Such investments are subject to the associated risks with investments in credit default swaps discussed above.

Dividend Paying Stocks

Investing in dividend-paying stocks involves the risk that such stocks may fall out of favor with investors and underperform the market. Companies that issue dividend- paying stocks are not required to continue to pay dividends on such stocks. Therefore, there is the possibility that such companies could reduce or eliminate the payment of dividends in the future or the anticipated acceleration of dividends could not occur. Depending upon market conditions, dividend-paying stocks that meet the Fund’s investment criteria may not be widely available and/or may be highly concentrated in only a few market sectors. This may limit the ability of the Fund to produce current income while remaining fully diversified.

Equity-Linked Notes (“ELNs”)

ELNs are securities that are valued based upon the performance of one or more equity securities, such as a stock index, a group of stocks or a single stock. ELNs offer the opportunity to participate in the appreciation of the underlying local equity securities where the Fund may not have established local market access. Investments in ELNs are subject to risk of loss of principal investment.

Equity Securities

Equity securities include exchange-traded and over-the-counter common and preferred stocks, warrants and rights, and securities convertible into common stocks. Equity securities fluctuate in price based on changes in a company’s financial condition and overall market and economic conditions. The value of a particular security may decline due to factors that affect a particular industry or industries, such as an increase in production costs, competitive conditions or labor shortages; or due to general market conditions, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or generally adverse investor sentiment. The value of an equity security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. The value of a company’s equity securities may deteriorate because of a variety of factors, including disappointing earnings reports by the issuer, unsuccessful products or services, loss of major customers, major litigation against the issuer or changes in government regulations affecting the issuer or the competitive environment.

Exchange Traded Funds (“ETFs”)

ETFs are ownership interests in investment companies, unit investment trusts, depositary receipts and other pooled investment vehicles that are traded on an exchange and that hold a portfolio of securities or other financial instruments (the “Underlying Assets”). The Underlying Assets are typically selected to correspond to the securities that comprise a particular broad based sector or international index, or to provide exposure to a particular industry sector or asset class, including precious metals or other commodities. “Short ETFs” seek a return similar to the inverse, or a multiple of the inverse, of a reference index. Short ETFs carry additional risks because their Underlying Assets may include a variety of financial instruments, including futures and options on futures, options on securities and securities indexes, swap agreements and forward contracts, and a short ETF may engage in short sales. An ETF’s losses on short sales are potentially unlimited; however, the Fund’s risk would be limited to the amount it invested in the ETF. Certain ETFs are actively managed by a portfolio manager or management team that makes investment decisions on Underlying Assets without seeking to replicate the performance of a reference index or industry sector or asset class.

Unlike shares of typical open-end management investment companies or unit investment trusts, shares of ETFs are designed to be traded throughout the trading day and bought and sold based on market price rather than net asset value. Shares can trade at either a premium or discount to net asset value. The portfolios held by ETFs are typically publicly disclosed on each trading day and an approximation of actual net asset value is disseminated throughout the trading day. Because of this transparency, the trading prices of ETFs tend to closely track the actual net asset value of the Underlying Assets and the ETF will generally gain or lose value depending on the performance of the Underlying Assets. In the future, as new products become available, the Fund may invest in ETFs that do not have this same level of transparency and, therefore, may be more likely to trade at a larger discount or premium to actual net asset values.

Gains or losses on the Fund’s investment in ETFs will ultimately depend on the purchase and sale price of the ETF. An active trading market for an ETF’s shares may not develop or be maintained and trading of an ETF’s shares may be halted if the listing exchange’s officials deem such action appropriate, the shares are delisted from the exchange or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally. The performance of an ETF will be reduced by transaction and other expenses, including fees paid by the ETF to service providers. Investors in ETFs are eligible to receive their portion of income, if any, accumulated on the securities held in the portfolio, less fees and expenses of the ETF.

An investment in an ETF involves risks similar to investing directly in the Underlying Assets, including the risk that the value of the Underlying Assets may fluctuate in accordance with changes in the financial condition of their issuers, the value of securities and other financial instruments generally, and other market factors.

If an ETF is a registered investment company (as defined in the 1940 Act), the limitations applicable to the Fund’s ability to purchase securities issued by other investment companies apply absent exemptive relief. The SEC has granted orders for exemptive relief to certain ETFs that permit investments in those ETFs by other investment companies (such as the Fund) in excess of these limits. Under the orders, other investment companies generally may acquire up to 25% of the assets of an ETF. Some ETFs are not structured as investment companies and thus are not regulated under the 1940 Act.

Exchange Traded Notes (“ETNs”)

ETNs are senior, unsecured, unsubordinated debt securities issued by a bank or other financial institution whose returns are linked to the performance of one or more assets, reference rates or indexes, minus applicable fees. ETNs are publicly traded on a securities exchange but can also be held until maturity. At maturity, the issuer pays to the investor a cash amount linked to the performance of the specific asset, rate or index to which the ETN is linked minus certain fees.

ETNs do not make periodic coupon payments or provide principal protection. ETNs are subject to credit risk and the value of the ETN may drop due to a downgrade in the issuer’s credit rating, despite the underlying market benchmark or strategy remaining unchanged. The value of an ETN may also be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying assets, changes in the applicable interest rates, changes in the issuer’s credit rating, and economic, legal, political or geographic events that affect the referenced underlying asset. There may be times when an ETN trades at a premium or discount to its net asset value. When the Fund invests in ETNs it will bear its proportionate share of any fees and expenses borne by the ETN. These fees and expenses generally reduce the return realized at maturity or upon redemption from an investment in an ETN; therefore, the value of the index underlying the ETN must increase significantly in order for an investor in an ETN to receive at least the principal amount of the investment at maturity or upon redemption. The Fund’s decision to sell its ETN holdings may be limited by the availability of a secondary market or restrictions on the right to redeem its investment in an ETN.

ETNs are also subject to tax risk. The tax rules are uncertain with respect to the treatment of income or gains arising in respect of commodity-linked ETNs and certain commodity-linked structured notes; also, the timing and character of income or gains arising from ETNs can be uncertain. The IRS and Congress are considering proposals that would change the timing and character of income and gains from ETNs. An adverse determination or future guidance by the IRS with respect to the treatment of ETNs (which determination or guidance could be retroactive) may affect the Fund’s ability to qualify for treatment as a RIC and to avoid a fund-level tax.

Foreign Securities

The risks of investing in securities of non-U.S. issuers or issuers with significant exposure to non-U.S. markets may be related, among other things, to (i) differences in size, liquidity and volatility of, and the degree and manner of regulation of, the securities markets of certain non-U.S. markets compared to the securities markets in the U.S.; (ii) economic, political and social factors; and (iii) foreign exchange matters, such as restrictions on the repatriation of capital, fluctuations in exchange rates between the U.S. dollar and the currencies in which the Fund’s portfolio securities are quoted or denominated, exchange control regulations and costs associated with currency exchange. The political and economic structures in certain foreign countries, particularly emerging markets, are expected to undergo significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristic of more developed countries.

Unanticipated political or social developments may affect the values of the Fund’s investments in such countries. The economies and securities and currency markets of many emerging markets have experienced significant disruption and declines. There can be no assurances that these economic and market disruptions will not continue.

Legal remedies available to investors in certain foreign countries may be less extensive than those available to investors in the U.S. or other foreign countries. Accounting standards in other countries are also not necessarily the same as in the United States. If the accounting standards in another country do not require as much detail as U.S. accounting standards, it may be harder for the portfolio manager to completely and accurately determine a company’s financial condition. In addition, the U.S. Government has from time to time in the past imposed restrictions, through penalties and otherwise, on foreign investments by U.S. investors such as the Fund. Also, brokerage commissions and other costs of buying or selling securities often are higher in foreign countries than they are in the U.S. This reduces the amount the Fund can earn on its investments.

The Fund generally holds its foreign securities and cash in foreign banks and securities depositories. Some foreign banks and securities depositories may be recently organized or new to the foreign custody business. In addition, there may be limited or no regulatory oversight over their operations. Also, the laws of certain countries may put limits on the Fund’s ability to recover its assets if a foreign bank or depository or issuer of a security or any of their agents goes bankrupt. In addition, it is often more expensive for the Fund to buy, sell and hold securities in certain foreign markets than in the U.S. The increased expense of investing in foreign markets reduces the amount the Fund can earn on its investments and typically results in a higher operating expense ratio for the Fund as compared to investment companies that invest only in the United States.

Securities of some foreign companies are less liquid, and their prices are more volatile, than securities of comparable domestic companies. Certain foreign countries are known to experience long delays between the trade and settlement dates of securities purchased or sold resulting in increased exposure of the Fund to market and foreign exchange fluctuations brought about by such delays, and to the corresponding negative impact on Fund liquidity.

Foreign Currency Risks

The U.S. dollar value of securities denominated in a foreign currency will vary with changes in currency exchange rates, which can be volatile. Accordingly, changes in the value of the currency in which the Fund’s investments are denominated relative to the U.S. dollar will affect the Fund’s net asset value. Exchange rates are generally affected by the forces of supply and demand in the international currency markets, the relative merits of investing in different countries and the intervention or failure to intervene of U.S. or foreign governments and central banks. However, currency exchange rates may fluctuate based on factors intrinsic to a country’s economy. Some emerging market countries also may have managed currencies, which are not free floating against the U.S. dollar. In addition, emerging markets are subject to the risk of restrictions upon the free conversion of their currencies into other currencies. Any devaluations relative to the U.S. dollar in the currencies in which the Fund’s securities are quoted would reduce the Fund’s net asset value per share.

Investment in Emerging Markets

Investors are strongly advised to consider carefully the special risks involved in emerging markets, which are in addition to the usual risks of investing in developed foreign markets around the world.

The risks of investing in securities in emerging countries include: (i) less social, political and economic stability; (ii) the smaller size of the markets for such securities and lower volume of trading, which result in a lack of liquidity and in greater price volatility; (iii) certain national policies that may restrict the Fund’s investment opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests; (iv) foreign taxation; (v) the absence of developed structures governing private or foreign investment or allowing for judicial redress for injury to private property; and (vi) military unrest, war and terrorism.

Investors should note that upon the accession to power of authoritarian regimes, the governments of a number of emerging market countries previously expropriated large quantities of real and personal property similar to the property which may be represented by the securities purchased by the Fund. The claims of property owners against those governments were never finally settled. There can be no assurance that any property represented by securities purchased by the Fund will not also be expropriated, nationalized, or otherwise confiscated at some time in the future. If such confiscation were to occur, the Fund could lose a substantial portion or all of its investments in such countries. The Fund’s investments would similarly be adversely affected by exchange control regulation in any of those countries.

Certain countries in which the Fund may invest may have vocal minorities that advocate radical religious or revolutionary philosophies or support ethnic independence. Any disturbance on the part of such individuals could carry the potential for widespread destruction or confiscation of property owned by individuals and entities foreign to such country and could cause the loss of the Fund’s investment in those countries.

Settlement mechanisms in emerging market securities may be less efficient and reliable than in more developed markets. In such emerging securities markets there may be delays and failures in share registration and delivery. In certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. The inability of the Fund to make intended securities purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. Inability to dispose of a portfolio security caused by settlement problems could result either in losses to the Fund due to subsequent declines in the value of the portfolio security or, if the Fund has entered into a contract to sell the security, in possible liability to the purchaser. There may also be a danger that, because of uncertainties in the operation of settlement systems in individual markets, competing claims may arise in respect of securities held by or to be transferred to the Fund. Furthermore, compensation schemes may be non-existent, limited or inadequate to meet the Fund’s claims in any of these events.

Inflation and rapid fluctuations in inflation rates have had, and may continue to have, very negative effects on the economies and securities markets of certain emerging markets. While some emerging market countries have sought to develop a number of corrective mechanisms to reduce inflation or mitigate its effects, inflation may continue to have significant effects both on emerging market economies and their securities markets. In addition, many of the currencies of emerging market countries have experienced steady devaluations relative to the U.S. dollar and major devaluations have occurred in certain countries. Economies in emerging markets generally are heavily dependent upon international trade and, accordingly, have been and may continue to be affected adversely by economic conditions, trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade.

Because of the high levels of foreign-denominated debt owed by many emerging market countries, fluctuating exchange rates can significantly affect the debt service obligations of those countries. This could, in turn, affect local interest rates, profit margins and exports, which are a major source of foreign exchange earnings.

To the extent an emerging market country faces a liquidity crisis with respect to its foreign exchange reserves, it may increase restrictions on the outflow of any foreign exchange. Repatriation is ultimately dependent on the ability of the Fund to liquidate its investments and convert the local currency proceeds obtained from such liquidation into U.S. dollars. Where this conversion must be done through official channels (usually the central bank or certain authorized commercial banks), the ability to obtain U.S. dollars is dependent on the availability of such U.S. dollars through those channels and, if available, upon the willingness of those channels to allocate those U.S. dollars to the Fund. The Fund’s ability to obtain U.S. dollars may be adversely affected by any increased restrictions imposed on the outflow of foreign exchange. If the Fund is unable to repatriate any amounts due to exchange controls, it may be required to accept an obligation payable at some future date by the central bank or other governmental entity of the jurisdiction involved. If such conversion can legally be done outside official channels, either directly or indirectly, the Fund’s ability to obtain U.S. dollars may not be affected as much by any increased restrictions except to the extent of the price which may be required to be paid in U.S. dollars. Furthermore, repatriation of investment income, capital and the proceeds of sales by foreign investors may require governmental registration and/or approval in some countries.

Many emerging market countries have little experience with the corporate form of business organization and may not have well-developed corporation and business laws or concepts of fiduciary duty in the business context. The Fund may encounter substantial difficulties in obtaining and enforcing judgments against individuals and companies located in certain emerging market countries. It may be difficult or impossible to obtain or enforce legislation or remedies against governments, their agencies and sponsored entities.

Disclosure and regulatory standards in emerging markets in many respects are less stringent than in the United States and other major markets. There also may be a lower level of monitoring and regulation of emerging markets and the activities of investors in such markets; enforcement of existing regulations has been extremely limited.

Trading in the securities of emerging markets presents additional credit and financial risks. The Fund may have limited access to, or there may be a limited number of, potential counterparties that trade in the securities of emerging market issuers. Governmental regulations may restrict potential counterparties to certain financial institutions located or operating in the particular emerging market. Potential counterparties may not possess, adopt or implement creditworthiness standards, financial reporting standards or legal and contractual protections similar to those in developed markets. Currency hedging techniques may not be available or may be limited. The Fund may not be able to reduce or mitigate risks related to trading with emerging market counterparties.

The risk also exists that an emergency situation may arise in one or more emerging markets as a result of which trading of securities may cease or may be substantially curtailed and prices for the Fund’s portfolio securities in such markets may not be readily available. Section 22(e) of the 1940 Act permits a registered investment company to suspend redemption of its shares for any period during which an emergency exists, as determined by the SEC. Accordingly, if the Fund believes that appropriate circumstances warrant, it may apply to the SEC for a determination that an emergency exists within the meaning of Section 22(e) of the 1940 Act. During the period commencing from the Fund’s identification of such conditions until the date of SEC action, the portfolio securities in the affected markets will be valued at fair value as determined in good faith by or under the direction of the Board.

Although it might be theoretically possible to hedge for anticipated income and gains, the ongoing and indeterminate nature of the risks associated with emerging market investing (and the costs associated with hedging transactions) makes it very difficult to hedge effectively against such risks.

Europe — Recent Events

A number of countries in Europe have experienced severe economic and financial difficulties. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts; many other issuers have faced difficulties obtaining credit or refinancing existing obligations; financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit; and financial markets in Europe and elsewhere have experienced extreme volatility and declines in asset values and liquidity. These difficulties may continue, worsen or spread within and outside of Europe. Responses to the financial problems by European governments, central banks and others, including austerity measures and reforms, may not work, may result in social unrest and may limit future growth and economic recovery or have other unintended consequences.

Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world. In addition, on June 23, 2016, voters in the United Kingdom approved withdrawal from the European Union. On March 29, 2017, the United Kingdom formally notified the European Council of its intention to leave the European Union; as a result, the United Kingdom will remain a member state, subject to European Union law with privileges to provide services under the single market directives, for at least two years from that date. Given the size and importance of the United Kingdom’s economy, uncertainty about its legal, political, and economic relationship with the remaining member states of the European Union may continue to be a source of instability. Moreover, other countries may seek to withdraw from the European Union and/or abandon the euro, the common currency of the European Union. A number of countries in Europe have suffered terror attacks, and additional attacks may occur in the future. Ukraine has experienced ongoing military conflict; this conflict may expand and military attacks could occur elsewhere in Europe. Europe has also been struggling with mass migration from the Middle East and Africa.

The ultimate effects of these events and other socio-political or geopolitical issues are not known but could profoundly affect global economies and markets. Whether or not the Fund invests in securities of issuers located in Europe or with significant exposure to European issuers or countries, these events could negatively affect the value and liquidity of the Fund’s investments.

Investing in the Greater China Region

Investing in the Greater China region, consisting of Hong Kong, the People’s Republic of China and Taiwan, among other locations, involves a high degree of risk and special considerations not typically associated with investing in more established economies or securities markets. Such risks may include: (a) social, economic and political uncertainty (including the risk of armed conflict); (b) the risk of nationalization or expropriation of assets or confiscatory taxation; (c) dependency on exports and the corresponding importance of international trade; (d) increasing competition from Asia’s other low-cost emerging economies; (e) greater price volatility and significantly smaller market capitalization of securities markets; (f) substantially less liquidity, particularly of certain share classes of Chinese securities; (g) currency exchange rate fluctuations and the lack of available currency hedging instruments; (h) higher rates of inflation; (i) controls on foreign investment and limitations on repatriation of invested capital and on the fund’s ability to exchange local currencies for U.S. dollars; (j) greater governmental involvement in and control over the economy; (k) uncertainty regarding the People’s Republic of China’s commitment to economic reforms; (l) the fact that Chinese companies may be smaller, less seasoned and newly-organized companies; (m) the differences in, or lack of, auditing and financial reporting standards which may result in unavailability of material information about issuers; (n) the fact that statistical information regarding the economy of the Greater China region may be inaccurate or not comparable to statistical information regarding the U.S. or other economies; (o) less extensive, and still developing, legal systems and regulatory frameworks regarding the securities markets, business entities and commercial transactions; (p) the fact that the settlement period of securities transactions in foreign markets may be longer; (q) the fact that it may be more difficult, or impossible, to obtain and/or enforce a judgment than in other countries; (r) the rapid and erratic nature of growth, particularly in the People’s Republic of China, resulting in inefficiencies and dislocations; (s) economies characterized by over-extension of credit and rising unemployment; and (t) the risk that, because of the degree of interconnectivity between the economies and financial markets of China, Hong Kong and Taiwan, any sizable reduction in the demand for goods from China, or an economic downturn in China, could negatively affect the economies and financial markets of Hong Kong and Taiwan, as well.

The People’s Republic of China is dominated by the one-party rule of the Communist Party. Investments in China involve the risk of greater control over the economy, political and legal uncertainties and currency fluctuations or blockage. The government of the People’s Republic of China exercises significant control over economic growth through the allocation of resources, controlling payment of foreign currency denominated obligations, setting monetary policy, and providing preferential treatment to particular industries or companies. For over three decades, the government of the People’s Republic of China has been reforming economic and market practices and providing a larger sphere for private ownership of property. While currently contributing to growth and prosperity, the government may decide not to continue to support these economic reform programs and could possibly return to the completely centrally planned economy that existed prior to 1978.

As with all transition economies, China’s ability to develop and sustain a credible legal, regulatory, monetary, and socioeconomic system could influence the course of outside investment. The real estate market in China has been extremely volatile. Additionally, local government debt is high, and the level of that debt may pose a threat to the Chinese economy. Over the long term, China’s aging infrastructure, worsening environmental conditions, rapid and inequitable urbanization, and quickly widening urban and rural income gap, which all carry political and economic implications, are among the country’s major challenges.

China continues to exercise control over the value of its currency, rather than allowing the value of the currency to be determined by market forces. While the currency has historically been managed in a tight range relative to the U.S. dollar, it may in the future be subject to greater uncertainty if Chinese authorities change the policies that determine the exchange rate mechanism. This type of currency regime may experience sudden and significant currency adjustments, which may adversely impact investment returns.

While the Chinese economy has grown rapidly in recent years, there is no assurance that this growth rate will be maintained. China may experience substantial rates of inflation or economic recessions, causing a negative effect on the economy and the securities market. China’s economy is heavily dependent on export growth. Reduction in spending on Chinese products and services, institution of tariffs or other trade barriers by China or its trading partners, or a downturn in any of the economies of China’s key trading partners may have an adverse impact on the securities of Chinese issuers. China’s economy may be adversely impacted by trade or political disputes with China’s major trading partners, including the U.S.

The willingness and ability of the government of the People’s Republic of China to support the Greater China region markets is uncertain. Taiwan and Hong Kong do not exercise the same level of control over their economies as does the People’s

Republic of China, but changes to their political and economic relationships with the People’s Republic of China could adversely impact investments in Taiwan and Hong Kong. Following the establishment of the People’s Republic of China by the Communist Party in 1949, the Chinese government renounced various debt obligations incurred by China’s predecessor governments, which obligations remain in default, and expropriated assets without compensation. There can be no assurance that the Chinese government will not take similar action in the future. An investment in the Fund involves risk of a total loss. The political reunification of China and Taiwan is a highly problematic issue and is unlikely to be settled in the near future. This situation poses a threat to Taiwan’s economy and could negatively affect its stock market. Hong Kong is closely tied to China, economically and through China’s 1997 acquisition of the country as a Special Autonomous Region. China has committed by treaty to preserve Hong Kong’s autonomy and its economic, political and social freedoms until 2047. However, if China would exert its authority so as to alter the economic, political or legal structures or the existing social policy of Hong Kong, investor and business confidence in Hong Kong could be negatively affected, which in turn could negatively affect markets and business performance. Hong Kong’s success depends, in large part, on its ability to retain the legal, financial, and monetary systems that allow economic freedom and market expansion.

Military conflicts, either in response to internal social unrest or conflicts with other countries, could disrupt economic development. The Chinese economy is vulnerable to the long-running disagreements with Hong Kong related to integration and religious and nationalist disputes with Tibet and the Xinjiang region. China has a complex territorial dispute regarding the sovereignty of Taiwan that has included threats of invasion; Taiwan- based companies and individuals are significant investors in China. Military conflict between China and Taiwan may adversely affect securities of Chinese issuers. In addition, China has strained international relations with Japan, India, Russia and other neighbors due to territorial disputes, historical animosities and other defense concerns. China could be affected by military events on the Korean peninsula or internal instability within North Korea. These situations may cause uncertainty in the Chinese market and may adversely affect performance of the Chinese economy.

The Greater China region has historically been prone to natural disasters such as earthquakes, droughts, floods and tsunamis and is economically sensitive to environmental events. Any such event could cause a significant impact on the economy of, or investments in, the Greater China region.

Risks of Investments in China A-shares through the Stock Connect Program

The Fund may invest in China A-shares of certain Chinese companies through the Shanghai-Hong Kong Stock Connect and/or the Shenzhen-Hong Kong Stock Connect program (“Connect Program”). The Connect Program is subject to quota limitations and an investor cannot purchase and sell the same security on the same trading day, which may restrict the ability to invest in China A-shares through the Connect Program and to enter into or exit trades on a timely basis. The Shanghai or Shenzhen market may be open at a time when the Connect Program is not trading, with the result that prices of China A-shares may fluctuate at times when the Fund is unable to add to or exit its position. Only certain China A-shares are eligible to be accessed through the Connect Program. Such securities may lose their eligibility at any time, in which case they could be sold but could no longer be purchased through the Connect Program. Because the Connect Program is relatively new, the actual effect on the market for trading China A-shares with the introduction of large numbers of foreign investors is unknown. In addition, there is no assurance that the necessary systems required to operate the Connect Program will function properly or will continue to be adapted to changes and developments in both markets. In the event that the relevant systems do not function properly, trading through the Connect Program could be disrupted. In addition, there may be circumstances in which trading in China A-shares is not operationally feasible for the Underlying Index’s service providers, and the Underlying Index may not be able to include China A-shares. In such cases, the Fund’s Underlying Index will not include China A-shares, and the Fund’s performance could be adversely affected.

The Connect Program is subject to regulations promulgated by regulatory authorities for both exchanges and the authorities may promulgate further regulations or restrictions, such as limitations on redemptions or suspension of trading, if they believe it necessary to assure orderly markets or for other reasons, which may adversely impact the Connect Program. There is no guarantee that the exchanges will continue to support the Connect Program in the future. Investments in China A-shares may not be covered by the securities investor protection programs of an exchange and, without the protection of such programs, will be subject to the risk of default by the broker. In the event that the depository of an exchange defaults, the Fund may not be able to recover fully its losses from the depository or may be delayed in receiving proceeds as part of any recovery process. It is currently unclear whether applicable courts would consider that the Fund, rather than the nominee, is the beneficial owner of China A-shares purchased through the Connect Program. Therefore, the Fund may not be able to exercise the rights of a shareholder and may be limited in its ability to pursue claims against the issuer of a security. The Fund may not be able to participate in corporate actions affecting China A-shares held through the Connect Program due to time constraints or for other operational reasons. Similarly, the Fund may not be able to appoint proxies or participate in shareholders’ meetings due to current limitations on the use of multiple proxies in China. Because all trades on the Connect Program in respect of eligible China A-shares must be settled in Renminbi (RMB), the Chinese currency, investors must have timely access to a reliable supply of offshore RMB, which cannot be guaranteed.

Trades on the Connect Program are subject to certain requirements prior to trading. If these requirements are not completed prior to the market opening, the Fund cannot sell the shares on that trading day. In addition, these requirements may limit the number of brokers that the Fund may use to execute trades. If an investor holds 5% or more of the total shares issued by a China-A share issuer, the investor must return any profits obtained from the purchase and sale of those shares if both transactions occur within a six-month period. If the Fund holds 5% or more of the total shares of a China-A share issuer through its Connect Program investments, its profits may be subject to these limitations. In addition, it is not currently clear whether all accounts managed by an adviser and/or its affiliates will be aggregated for purposes of this limitation. If that is the case, it makes it more likely that the Fund’s profits may be subject to these limitations.

The China A-shares market can have a higher propensity for trading suspensions than many other global equity markets. Trading suspensions in certain stocks could lead to greater market execution risk, valuation risks, liquidity risks and costs for the Fund. The Shanghai and Shenzhen markets currently apply a daily limit, set at 10%, of the amount of fluctuation permitted in the prices of A shares during a single trading day. The daily limit refers to price movements only and does not restrict trading within the relevant limit. There can be no assurance that a liquid market on an exchange will exist for any particular China A share or for any particular time.

Eurodollar or Yankee Obligations

Eurodollar bank obligations are U.S. dollar denominated debt obligations issued outside the U.S. capital markets by non-U.S. branches of U.S. banks and by non-U.S. banks. Yankee obligations are U.S. dollar denominated obligations issued in the U.S. capital markets by non-U.S. issuers. Eurodollar (and to a limited extent, Yankee) obligations are subject to certain sovereign risks. One such risk is the possibility that a non-U.S. government might prevent U.S. dollar denominated funds from flowing across its borders. Other risks include: adverse political and economic developments in a non-U.S. country; the extent and quality of government regulation of financial markets and institutions; the imposition of non-U.S. withholding taxes; and expropriation or nationalization of non-U.S. issuers.

Sovereign Government and Supranational Debt Obligations

The Fund may invest in all types of debt securities of governmental issuers in all countries, including emerging markets. These sovereign debt securities may include: debt securities issued or guaranteed by governments, governmental agencies or instrumentalities and political subdivisions located in emerging market countries; debt securities issued by government owned, controlled or sponsored entities located in emerging market countries; interests issued for the purpose of restructuring the investment characteristics of instruments issued by any of the above issuers; Brady Bonds, which are debt securities issued under the framework of the Brady Plan as a means for debtor nations to restructure their outstanding external indebtedness; participations in loans between emerging market governments and financial institutions; or debt securities issued by supranational entities such as the World Bank. A supranational entity is a bank, commission or company established or financially supported by the national governments of one or more countries to promote reconstruction or development. Included among these entities are the Asian Development Bank, the European Union, the European Investment Bank, the Inter-American Development Bank, the International Monetary Fund, the United Nations, the World Bank and the European Bank for Reconstruction and Development. Supranational organizations have no taxing authority and are dependent on their members for payments of interest and principal. There is no guarantee that one or more members of a supranational organization will continue to make capital contributions. If such contributions are not made, the organization may be unable to pay interest or repay principal on its debt securities, and the Fund may lose money on such investments. Further, the lending activities of such entities are limited to a percentage of their total capital, reserves and net income.

Sovereign debt is subject to risks in addition to those relating to non-U.S. investments generally. As a sovereign entity, the issuing government may be immune from lawsuits in the event of its failure or refusal to pay the obligations when due. The debtor’s willingness or ability to repay in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign currency reserves, the availability of sufficient foreign currency exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor’s policy toward principal international lenders and the political constraints to which the sovereign debtor may be subject. Sovereign debtors may also be dependent on disbursements or assistance from foreign governments or multinational agencies, the country’s access to trade and other international credits, and the country’s balance of trade. Assistance may be dependent on a country’s implementation of austerity measures and reforms, economic performance and/or the timely service of such debtor’s obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties’ commitments to lend funds to the governmental entity, which may further impair such debtor’s ability or willingness to service its debts in a timely manner. Some sovereign debtors have rescheduled their debt payments, declared moratoria on payments or restructured their debt to effectively eliminate portions of it, and similar occurrences may happen in the future. There is no bankruptcy proceeding by which sovereign debt on which governmental entities have defaulted may be collected in whole or in part.

Depositary Receipts

Depositary receipts demonstrate ownership of shares of a foreign issuer and are alternatives to directly purchasing the underlying foreign security. Depositary receipts may be sponsored or unsponsored and include American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”), European Depositary Receipts (“EDRs”) and non-voting depositary receipts (“NVDRs”). ADRs in registered form are typically issued by a U.S. bank or trust company, traded in U.S. dollars, and are designed for use in the domestic market. GDRs, EDRs, NVDRs and other similar instruments may be issued by a U.S. or non-U.S. entity and may be traded in other currencies. GDRs are tradable both in the United States and Europe and are designed for use throughout the world. EDRs are issued in bearer form and are designed for use in European securities markets.

Depositary receipts in general are subject to many of the risks associated with foreign investing (e.g., increased market, liquidity, currency, political, information and other risks), and even where traded in U.S. dollars are subject to currency risk if the underlying security is traded in a foreign currency. Unsponsored depositary receipts are issued without the participation of the issuer of the underlying foreign security and there may be less information available about such issuers than there is with respect to domestic companies and issuers of securities underlying sponsored depositary receipts. Even if there is information available, there may not be a correlation between such information and the market value of the depositary receipts.

Illiquid Investments and Restricted Securities

The Fund may invest up to 15% of its net assets in illiquid investments. An illiquid security is any security which the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the security. To the extent required by applicable law and SEC guidance, the Fund will not acquire an illiquid security if such acquisition would cause the aggregate value of illiquid securities to exceed 15% of the Fund’s net assets. If at any time the portfolio manager determines that the value of illiquid securities held by the Fund exceeds 15% of the Fund’s net assets, the portfolio manager will take such steps as it considers appropriate to reduce the percentage as soon as reasonably practicable.

Restricted securities are securities subject to legal or contractual restrictions on their resale, such as private placements. Such restrictions might prevent the sale of restricted securities at a time when the sale would otherwise be desirable. Under SEC regulations, certain restricted securities acquired through private placements can be traded freely among qualified purchasers. While restricted securities are generally classified as illiquid, the Fund may determine that a particular restricted security is “liquid.” Investing in these restricted securities could have the effect of increasing the Fund’s illiquidity if qualified purchasers become, for a time, uninterested in buying these securities.

Restricted securities may be sold only (1) pursuant to SEC Rule 144A or another exemption, (2) in privately negotiated transactions or (3) in public offerings with respect to which a registration statement is in effect under the 1933 Act. Rule 144A securities, although not registered in the U.S., may be sold to qualified institutional buyers in accordance with Rule 144A under the 1933 Act. As noted above, the Fund may determine that some Rule 144A securities are liquid. Where registration is required, the Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a restricted security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than prevailed when it decided to sell.

Illiquid securities may be difficult to value, and the Fund may have difficulty disposing of such securities promptly. The Fund does not consider non-U.S. securities to be restricted if they can be freely sold in the principal markets in which they are traded, even if they are not registered for sale in the U.S.

Liquidity Risk Management. In October 2016, the SEC adopted Rule 22e-4 under the 1940 Act requiring, among other things, that the Fund and other Legg Mason open-end funds establish a liquidity risk management program that is reasonably designed to assess and manage liquidity risk. Effective December 1, 2018, the Fund implemented initial portions of its liquidity risk management program to meet the relevant requirements. Additionally, the Board, including a majority of the Independent Trustees, approved the designation of the Fund’s liquidity risk management program administrator to administer such program and will review no less frequently than annually a written report prepared by the liquidity risk management program administrator that addresses the operation of the program and assesses its adequacy and effectiveness of implementation. Certain aspects of the liquidity risk management program were implemented effective December 1, 2018, and the entire program will take effect on June 1, 2019. Costs associated with complying with the rule could impact the Fund’s performance and its ability to achieve its investment objective.

Investments in Other Investment Companies

Subject to applicable statutory and regulatory limitations described below, the Fund may invest in shares of other investment companies, including shares of open-end and closed-end investment companies affiliated or unaffiliated with the Fund, business development companies, exchange-traded funds and unregistered investment companies.

An investment in an investment company is subject to the risks associated with that investment company’s portfolio securities. Investments in closed-end funds may entail the additional risk that the market value of such investments may be substantially less than their net asset value. To the extent the Fund invests in shares of another investment company, the Fund will indirectly bear a proportionate share of that investment company’s advisory fees and other operating expenses. These fees are in addition to the advisory fees and other operational expenses incurred directly by the Fund. In addition, the Fund could incur a sales charge in connection with purchasing an investment company security or a redemption fee upon the redemption of such security.

Section 12(d)(1)(A) of the 1940 Act provides that a fund may not purchase or otherwise acquire the securities of other “registered investment companies” (as defined in the 1940 Act) if, as a result of such purchase or acquisition, it would own: (i) more than 3% of the total outstanding voting stock of the acquired investment company; (ii) securities issued by any one investment company having a value in excess of 5% of the fund’s total assets; or (iii) securities issued by all investment companies having an aggregate value in excess of 10% of the fund’s total assets. Certain exceptions may be available from these limits such as when the Fund invests in certain exchange-traded funds or money-market funds or in investment companies that are part of the same group of investment companies as the Fund.

Money Market Instruments Generally

Money market instruments are short-term IOUs issued by banks or other non-governmental issuers, the U.S. or non-U.S. governments, or state or local governments. Money market instruments generally have maturity dates of 13 months or less, and may pay interest at fixed, floating or adjustable rates, or may be issued at a discount. Money market instruments may include certificates of deposit, bankers’ acceptances, variable rate demand securities (where the interest rate is reset periodically and the holder may demand payment from the issuer or another obligor at any time), preferred shares, fixed-term obligations, commercial paper (short-term unsecured debt), asset-backed commercial paper, other mortgage-backed and asset-backed securities and repurchase agreements. Asset-backed commercial paper refers to a debt security with an original term to maturity of up to 270 days that may be backed by residential and commercial mortgage loans or mortgage-backed securities or other types of receivables. Payments due on asset-backed commercial paper are supported by cash flows from underlying assets, or one or more liquidity or credit support providers, or both.

Preferred Securities

There are two basic types of preferred securities: traditional and hybrid-preferred securities. Traditional preferred securities consist of preferred stock issued by an entity taxable as a corporation. Preferred stocks, which may offer fixed or floating rate dividends, are perpetual instruments and considered equity securities. Preferred stocks are subordinated to debt instruments in a company’s capital structure, in terms of priority to corporate income and claim to corporate assets, and therefore will be subject to greater credit risk than debt instruments. Alternatively, hybrid-preferred securities may be issued by corporations, generally in the form of interest-bearing notes with preferred securities characteristics, or by an affiliated trust or partnership of the corporation, generally in the form of preferred interests in subordinated debentures or similarly structured securities. The hybrid-preferred securities market consists of both fixed and adjustable coupon rate securities that are either perpetual in nature or have stated maturity dates.

Traditional Preferred Securities. Traditional preferred securities pay fixed or floating dividends to investors and have “preference” over common stock in the payment of dividends and the liquidation of a company’s assets. This means that a company must pay dividends on preferred stock before paying any dividends on its common stock. In order to be payable, distributions on such preferred securities must be declared by the issuer’s board of directors. Income payments on preferred securities may be cumulative, causing dividends and distributions to accumulate even if not declared by the board of directors or otherwise made payable. In such a case, all accumulated dividends must be paid before any dividend on the common stock can be paid. However, many traditional preferred stocks are non-cumulative, in which case dividends do not accumulate and need not ever be paid. There is no assurance that dividends or distributions on the traditional preferred securities in which the Fund invests will be declared or otherwise made payable. Preferred securities may also contain provisions under which payments must be stopped (i.e., stoppage is compulsory, not discretionary). The conditions under which this occurs may relate to, for instance, capitalization levels. Hence, if a company incurs significant losses that deplete retained earnings automatic payment stoppage could occur. In some cases the terms of the preferred securities provide that the issuer would be obligated to attempt to issue common shares to raise funds for the purpose of making the preferred payments. However, there is no guarantee that the issuer would be successful in placing common shares.

Preferred stockholders usually have no right to vote for corporate directors or on other matters. Shares of traditional preferred securities have a liquidation preference that generally equals the original purchase price at the date of issuance. The market value of preferred securities may be affected by, among other factors, favorable and unfavorable changes impacting the issuer or industries in which they operate, movements in interest rates and inflation, and the broader economic and credit environments, and by actual and anticipated changes in tax laws, such as changes in corporate and individual income tax rates. Because the claim on an issuer’s earnings represented by traditional preferred securities may become onerous when interest rates fall below the rate payable on such securities, the issuer may redeem the securities. Thus, in declining interest rate environments in particular, the Fund’s holdings of higher rate-paying fixed rate preferred securities may be reduced, and the Fund may be unable to acquire securities of comparable credit quality paying comparable rates with the redemption proceeds.

Hybrid-Preferred Securities. Hybrid-preferred securities are typically junior and fully subordinated liabilities of an issuer or the beneficiary of a guarantee that is junior and fully subordinated to the other liabilities of the guarantor. In addition, hybrid-preferred securities typically permit an issuer to defer the payment of income for eighteen months or more without triggering an event of default. Generally, the maximum deferral period is five years. Because of their subordinated position in the capital structure of an issuer, the ability to defer payments for extended periods of time without default consequences to the issuer, and certain other features (such as restrictions on common dividend payments by the issuer or ultimate guarantor when full cumulative payments on the hybrid preferred securities have not been made), these hybrid-preferred securities are often treated as close substitutes for traditional preferred securities, both by issuers and investors. Hybrid-preferred securities have many of the key characteristics of equity due to their subordinated position in an issuer’s capital structure and because their quality and value are heavily dependent on the profitability of the issuer rather than on any legal claims to specific assets or cash flows. Hybrid-preferred securities include, but are not limited to, trust preferred securities (TRUPS®); enhanced trust preferred securities (Enhanced TRUPS®); trust-originated preferred securities (TOPrS®); monthly-income preferred securities (MIPS®); quarterly-income bond securities (QUIBS®); quarterly-income debt securities (QUIDS®); quarterly-income preferred securities (QUIPSSM); corporate trust securities (CorTS®); public income notes (PINES®); and other hybrid-preferred securities. Hybrid-preferred securities are typically issued with a final maturity date. In certain instances, a final maturity date may be extended and/or the final payment of principal may be deferred at the issuer’s option for a specified time without default. No redemption can typically take place unless all cumulative payment obligations have been met, although issuers may be able to engage in open-market repurchases without regard to whether all payments have been paid.

Many hybrid-preferred securities are issued by trusts or other special purpose entities established by operating companies and are not a direct obligation of an operating company. At the time the trust or special purpose entity sells such preferred securities to investors, it purchases debt of the operating company (with terms comparable to those of the trust or special purpose entity securities), and the operating company deducts for tax purposes the interest paid on the debt held by the trust or special purpose entity. The trust or special purpose entity is generally required to be treated as transparent for U.S. federal income tax purposes such that the holders of the trust preferred securities are treated as owning beneficial interests in the underlying debt of the operating company. Accordingly, payments on the hybrid-preferred securities are generally treated as interest rather than dividends for U.S. federal income tax purposes and, as such, are not eligible for the dividends received deduction (“DRD”) or the reduced rates of tax that apply to qualified dividend income. The trust or special purpose entity in turn is a holder of the operating company’s debt and has priority with respect to the operating company’s earnings and profits over the operating company’s common stockholders, but is typically subordinated to other classes of the operating company’s debt. Typically a preferred security has a credit rating that is lower than that of its corresponding operating company’s senior debt securities.

Within the category of hybrid-preferred securities are senior debt instruments that trade in the broader preferred securities market. These debt instruments, which are sources of long-term capital for the issuers, have structural features similar to other preferred securities such as maturities ranging from 30 years to perpetuity, call features, quarterly payments, exchange listings and the inclusion of accrued interest in the trading price. Preferred securities may be subject to changes in regulations and there can be no assurance that the current regulatory treatment of preferred securities will continue.

Real Estate Investment Trusts (“REITs”)

REITs are pooled investment vehicles which invest primarily in income producing real estate or real estate-related loans or interests. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. REITs are not taxed on income distributed to shareholders provided they comply with the applicable requirements of the Code. Debt securities issued by REITs, for the most part, are general and unsecured obligations and are subject to risks associated with REITs. Like mutual funds, REITs have expenses, including advisory and administration fees paid by certain REITs and, as a result, the Fund is indirectly subject to those fees if the Fund invests in REITs.

Investing in REITs involves certain risks, including declines in the value of the underlying real estate, risks related to general and local economic conditions, possible lack of availability of mortgage funds, overbuilding, extended vacancies of properties, increased competition, increases in property taxes and operating expenses, changes in zoning laws, losses due to costs resulting from the clean-up of environmental problems, liability to third parties for damages resulting from environmental problems, casualty or condemnation losses, limitations on rents, changes in neighborhood values and in the appeal of properties to tenants. Equity REITs may also be subject to property and casualty risks as their insurance policies may not completely recover repair or replacement of assets damaged by fires, floods, earthquakes or other natural disasters. REITs whose underlying assets are concentrated in properties used by a particular industry, such as healthcare, are also subject to industry-related risks. Certain “special purpose” REITs may invest their assets in specific real estate sectors, such as hotels, nursing homes or warehouses, and are therefore subject to the risks associated with adverse developments in any such sectors.

REITs (especially mortgage REITs) are subject to interest rate risks. When interest rates decline, the value of a REIT’s investment in fixed income obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT’s investment in fixed-rate obligations can be expected to decline. If the REIT invests in adjustable rate debt instruments the interest rates on which are reset periodically, yields on a REIT’s investments in such loans will gradually align themselves to reflect changes in market interest rates. This causes the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed-rate obligations. However, REIT shares can be more volatile than, and perform differently from, larger company securities since REITs tend to be small- to medium-sized companies in relation to the equity markets as a whole. REITs may have limited financial resources, may trade less frequently and in a limited volume and may be subject to more abrupt or erratic price movements than larger company securities.

REITs are dependent upon the skills of their managers and are generally not diversified. REITs may be highly leveraged, and financial covenants may affect the ability of REITs to operate effectively. REITs are generally dependent upon maintaining cash flows to repay borrowings, to cover operating costs, and to make distributions to shareholders and are subject to the risk of default by lessees and borrowers. In the event of a default by a borrower or lessee, the REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments. If REITs are net sellers of assets or do not reinvest principal, they are also subject to self-liquidation. In addition, REITs could possibly fail to qualify for tax-free pass-through of net income and gains under the Code or to maintain their exemptions from registration as an investment company under the 1940 Act. In the event of any such failure to qualify as a REIT under the Code, the company would be subject to corporate level taxation, significantly reducing the return to the Fund on its investment in such company.

Repurchase Agreements

Under the terms of a typical repurchase agreement, the Fund would acquire one or more underlying debt securities from a counterparty (typically a bank or a broker-dealer), subject to the counterparty’s obligation to repurchase, and the Fund to resell, the securities at an agreed-upon time and price. The Fund may enter into repurchase agreements where the underlying collateral consists entirely of cash items and/or securities of the U.S. Government, its agencies, its instrumentalities, or U.S. Government sponsored enterprises. The Fund may also enter into repurchase agreements where the underlying collateral consists of other types of securities, including securities the Fund could not purchase directly. For such repurchase agreements, the underlying securities which serve as collateral may include, but are not limited to, U.S. government securities, municipal securities, corporate debt obligations, asset-backed securities (including collateralized mortgage obligations (“CMOs”)), convertible securities and common and preferred stock and may be of below investment grade quality. The repurchase price is typically greater than the purchase price paid by the Fund, thereby determining the Fund’s yield. A repurchase agreement is similar to, and may be treated as, a secured loan, where the Fund loans cash to the counterparty and the loan is secured by the underlying securities as collateral. All repurchase agreements entered into by the Fund are required to be collateralized so that at all times during the term of a repurchase agreement, the value of the underlying securities is at least equal to the amount of the repurchase price. Also, the Fund or its custodian is required to have control of the collateral, which the portfolio manager believes will give the Fund a valid, perfected security interest in the collateral.

Repurchase agreements could involve certain risks in the event of default or insolvency of the counterparty, including possible delays or restrictions upon the Fund’s ability to dispose of the underlying securities, the risk of a possible decline in the value of the underlying securities during the period in which the Fund seeks to assert its right to them, the risk that there may be a limited market or no market for disposition of such underlying securities, the risk of incurring expenses associated with asserting those rights and the risk of losing all or part of the income from the agreement. The Fund will seek to mitigate these risks but there is no guarantee that such efforts will be successful. If the Fund enters into a repurchase agreement involving securities the Fund could not purchase directly, and the counterparty defaults, the Fund may become the holder of such securities. Repurchase agreements collateralized by securities other than U.S. government securities may be subject to greater risks and are more likely to have a term to maturity of longer than seven days. Repurchase agreements with a maturity of more than seven days are considered to be illiquid.

Repurchase agreements may be entered into or novated with a financial clearing house, which would become the Fund’s counterparty. The Fund would then become subject to the rules of the clearing house, which may limit the Fund’s rights and remedies (including recourse to collateral) or delay or restrict the rights and remedies, and expose the Fund to the risks of the clearinghouses’ insolvency.

Pursuant to an exemptive order issued by the SEC, the Fund, along with other affiliated entities managed by the Manager, may transfer uninvested cash balances into one or more joint accounts for the purpose of entering into repurchase agreements secured by cash and U.S. government securities, subject to certain conditions.

Reverse Repurchase Agreements

The Fund may enter into reverse repurchase agreements. A reverse repurchase agreement has the characteristics of a secured borrowing by the Fund and creates leverage in the Fund’s portfolio. In a reverse repurchase transaction, the Fund sells a portfolio instrument to another person, such as a financial institution or broker-dealer, in return for cash. At the same time, the Fund agrees to repurchase the instrument at an agreed-upon time and at a price that is greater than the amount of cash that the Fund received when it sold the instrument, representing the equivalent of an interest payment by the Fund for the use of the cash. During the term of the transaction, the Fund will continue to receive any principal and interest payments (or the equivalent thereof) on the underlying instruments.

The Fund may engage in reverse repurchase agreements as a means of raising cash to satisfy redemption requests or for other temporary or emergency purposes. Unless otherwise limited in the Fund’s Prospectus or this SAI, the Fund may also engage in reverse repurchase agreements to the extent permitted by its fundamental investment policies in order to raise additional cash to be invested by the Fund’s portfolio manager in other securities or instruments in an effort to increase the Fund’s investment returns.

During the term of the transaction, the Fund will remain at risk for any fluctuations in the market value of the instruments subject to the reverse repurchase agreement as if it had not entered into the transaction. When the Fund reinvests the proceeds of a reverse repurchase agreement in other securities, the Fund will also be at risk for any fluctuations in the market value of the securities in which the proceeds are invested. Like other forms of leverage, this makes the value of an investment in the Fund more volatile and increases the Fund’s overall investment exposure. In addition, if the Fund’s return on its investment of the proceeds of the reverse repurchase agreement does not equal or exceed the implied interest that it is obligated to pay under the reverse repurchase agreement, engaging in the transaction will lower the Fund’s return.

When the Fund enters into a reverse repurchase agreement, it is subject to the risk that the buyer under the agreement may file for bankruptcy, become insolvent or otherwise default on its obligations to the Fund. In the event of a default by the counterparty, there may be delays, costs and risks of loss involved in the Fund’s exercising its rights under the agreement, or those rights may be limited by other contractual agreements or obligations or by applicable law.

In addition, the Fund may be unable to sell the instruments subject to the reverse repurchase agreement at a time when it would be advantageous to do so, or may be required to liquidate portfolio securities at a time when it would be disadvantageous to do so in order to make payments with respect to its obligations under a reverse repurchase agreement. This could adversely affect the Fund’s strategy and result in lower fund returns. At the time the Fund enters into a reverse repurchase agreement, the Fund is required to set aside cash or other appropriate liquid securities in the amount of the Fund’s obligation under the reverse repurchase agreement or take certain other actions in accordance with SEC guidelines, which may affect the Fund’s liquidity and ability to manage its assets. Although complying with SEC guidelines would have the effect of limiting the amount of fund assets that may be committed to reverse repurchase agreements and other similar transactions at any time, it does not otherwise mitigate the risks of entering into reverse repurchase agreements.

The Fund will not engage in reverse repurchase agreements if its total borrowings exceed 33-1/3% of its total assets.

Securities Lending

The Fund may lend its portfolio securities, provided that cash or equivalent collateral, equal to at least 100% of the market value of such securities, is continuously maintained by the other party with the Fund. During the pendency of the transaction, the other party will pay the Fund an amount equivalent to any dividends or interest paid on such securities, and the Fund may invest the cash collateral and earn additional income, or it may receive an agreed upon amount of interest income from the other party who has delivered equivalent collateral. These transactions are subject to termination at the option of the Fund or the other party. The Fund may pay administrative and custodial fees in connection with these transactions and may pay a negotiated portion of the interest earned on the cash or equivalent collateral to the other party or placing agent or broker. Although voting rights or rights to consent with respect to the relevant securities generally pass to the other party, the Fund will make arrangements to vote or consent with respect to a material event affecting such securities. SEC guidance currently states that a fund may loan securities equal in value to no more than one third of its total asset value, including collateral received in connection with such transactions (at market value computed at the time of the transaction). The risks in lending portfolio securities include possible delay in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. The Fund runs the risk that the counterparty to a loan transaction will default on its obligation and that the value of the collateral received may decline before the Fund can dispose of it. If the Fund receives cash as collateral and invests that cash, the Fund is subject to the risk that the collateral will decline in value before the Fund must return it to the counterparty. Subject to the foregoing, loans of fund securities are effectively borrowings by the Fund and have economic characteristics similar to reverse repurchase agreements. The Fund does not currently intend to engage in securities lending, although it may engage in transactions (such as reverse repurchase agreements) which have similar characteristics.

Short Sales

Short sales are transactions in which the Fund sells a security it does not own in anticipation of a decline in the market value of the security, also known as “naked” short sales. To make delivery to the buyer, the Fund must borrow the security. The Fund is then obligated to replace the borrowed security by purchasing the same security at market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Fund. The lender of the security is entitled to retain the proceeds from the short sale and or other collateral until the Fund replaces the borrowed security. Until the security is replaced, the Fund is required to pay to the lender the amount of any dividends or interest paid on shares sold short. To borrow the security, the Fund also may be required to pay a premium, which would increase the cost of the security sold.

Until the Fund replaces a borrowed security, the Fund must segregate assets held by its custodian as collateral to such a level that the amount segregated plus the amount deposited with the broker as collateral will equal the current value of the security sold short. To the extent that the liquid securities segregated by the Fund’s custodian are subject to gain or loss, and the securities sold short are subject to the possibility of gain or loss, leverage is created. The liquid securities utilized by the Fund in this respect will normally be primarily composed of cash or equity portfolio securities that are subject to gains or losses and, accordingly, when the Fund executes short sales leverage will normally be created.

The Fund will realize a gain if the price of a security declines between the date of the short sale and the date on which the Fund purchases a security to replace the borrowed security. On the other hand, the Fund will incur a loss if the price of the security increases between those dates. The amount of any gain will be decreased and the amount of any loss increased by any premium or interest that the Fund may be required to pay the lender. There is also a risk that a borrowed security will need to be returned to the lender on short notice. If the request for the return of a security occurs at a time when other short sellers of the security are receiving similar requests, a “short squeeze” can occur, meaning that the Fund might be compelled, at the most disadvantageous time, to replace the borrowed security with a security purchased on the open market, possibly at prices significantly in excess of the proceeds received earlier.

Short selling is a technique that may be considered speculative and involves risks beyond the initial capital necessary to secure each transaction. It should be noted that possible losses from short sales differ from those losses that could arise from a cash investment in a security because losses from a short sale may be limitless, while the losses from a cash investment in a security cannot exceed the total amount of the investment in the security.

Short Sales Against the Box. The Fund may also make short sales “against the box,” meaning that at all times when a short position is open, the Fund owns an equal amount of such securities or owns securities convertible into or exchangeable, without payment of further consideration, for securities of the same issues as, and in an amount equal to, the securities sold short. Short sales “against the box” result in a “constructive sale” and may require the Fund to recognize any gain unless an exception to the constructive sale rule applies.

Small and Mid Cap Companies

Investments in securities of companies with small and medium market capitalizations may offer greater opportunity for appreciation than larger companies, but involve special risks. The securities of those companies may be subject to more abrupt fluctuations in market price and may be more sensitive to economic conditions than larger, more established companies. Small and mid cap company stock prices may, to a degree, fluctuate independently of larger company stock prices, i.e., small and mid cap company stocks may decline in price as the prices of large company stocks rise or vice versa.

Small and mid cap companies may have newer or limited product lines, limited markets or financial resources, or they may be dependent upon a limited or inexperienced management group. In addition, securities of these companies are subject to the risk that, during certain periods, the liquidity of particular issuers or industries will shrink or disappear with little forewarning as a result of adverse economic or market conditions, or adverse investor perceptions, whether or not accurate. Securities of small and mid cap companies may not be widely traded and it may be difficult for the Fund to dispose of such securities, or receive an advantageous price.

Small and mid cap companies may require substantial additional capital to support their operations, to finance expansion or to maintain their competitive position; and may have substantial borrowings or may otherwise have a weak financial condition, and may be susceptible to bankruptcy. Transaction costs for these investments are often higher than those of larger capitalization companies. There is typically less publicly available information about small cap companies.

Some small and mid cap companies also may be relatively new issuers, which carries risks in addition to the risks of other small and mid cap companies. New issuers may be more speculative because such companies are relatively unseasoned. These companies will often be involved in the development or marketing of a new product with no established market, which could lead to significant losses.

Tracking Error Risk

Tracking error is the divergence of the Fund’s performance from that of its Underlying Index. The Fund’s portfolio composition and performance may not match, and may vary substantially from, that of the Underlying Index for any period of time, in part because there may be a delay in the Fund’s implementation of any changes to the composition of the Underlying Index. Tracking error may also occur because of pricing differences, differences between the valuation of the underlying currencies of the securities and the instruments used to hedge the currencies, transaction costs, the Fund’s holding of uninvested cash, differences in accrual of distributions, tax gains or losses, costs of entering into currency forward contracts on a frequent basis, or the need to meet new or existing regulatory requirements. Unlike the Fund, the returns of the Underlying Index are not reduced by investment and other operating expenses, including the trading costs associated with implementing changes to its portfolio of investments. Tracking error risk may be heightened during times of market volatility or other unusual market conditions. Because the Underlying Index is not subject to the tax diversification requirements to which the Fund must adhere, the Fund may be required to deviate its investments from the securities and relative weightings of the Underlying Index. For tax efficiency purposes, the Fund may sell certain securities to realize losses, which will result in a deviation from the Underlying Index.

Warrants and Rights

Warrants are instruments that give the holder the right to purchase equity securities at a specific price valid for a specified time period. Warrants are typically issued with preferred stock or bonds but can often be traded separately from the securities with which they were initially sold. Warrants may be purchased with values that vary depending on the change in value of one or more specified indexes (“index warrants”). Index warrants are generally issued by banks or other financial institutions and give the holder the right, at any time during the term of the warrant, to receive upon exercise of the warrant a cash payment from the issuer based on the value of the underlying index. Rights are similar to warrants but typically have a shorter duration than warrants and are issued directly by an issuer to existing stockholders and provide those holders the right to purchase additional shares of stock at a later date.

Warrants and rights may be considered speculative in that they have no voting rights, pay no dividends, and have no rights with respect to the assets of the issuer. The prices of warrants and rights do not necessarily move with the prices of the underlying securities. If the market price of the underlying security does not exceed the exercise price of the warrant or right plus the cost thereof before the expiration date, the Fund could sustain losses despite advantageous changes in the market price of the underlying security. Warrants and rights not exercised before their expiration date cease to have value.

Low Exercise Price Call Warrants. Low exercise price call warrants, sometimes also referred to as equity-linked participation certificates, are used to gain exposure to stocks in difficult to access local markets. These warrants typically have a strike price set where the value of the warrants will be identical to the price of the underlying stock. The value of these warrants fluctuates in line with the value of the underlying stock price and therefore, the risk and return profile of the warrants is very similar to owning the underlying securities, but the Fund may also be exposed to the risk of the counterparty that issued the warrant. These warrants have no voting rights. Dividends issued to the warrant issuer by the underlying issuer will be distributed to the warrant holders, net of any taxes or commissions imposed by the local jurisdiction in respect of the receipt of such amount. In addition, these warrants are not exchangeable into the ordinary shares of the underlying stock. These warrants are typically sold in private placement transactions and may be classified as derivative instruments.

MANAGEMENT

Trustees and Officers

The business and affairs of the Fund are conducted by management under the supervision and subject to the direction of its Board. The business address of each Trustee (including each Independent Trustee) is c/o Jane Trust, Legg Mason, 100 International Drive, 11th Floor, Baltimore, Maryland 21202. The tables below provide information about each of the Trustees and officers of the Trust.

Independent Trustees#:

Name and Year of Birth	Position(s) with Trust	Term of Office* and Length of Time Served**	Principal Occupation(s) During the Past Five Years	Number of Funds in the Legg Mason Funds Complex Overseen by Trustee***	Other Board Memberships Held by Trustee During the Past Five Years

Paul R. Ades Born 1940	Trustee	Since 1983	Paul R. Ades, PLLC (law firm) (since 2000)	48	None
Andrew L. Breech Born 1952	Trustee	Since 1991	President, Dealer Operating Control Service, Inc. (automotive retail management) (since 1985)	48	None
Dwight B. Crane Born 1937	Trustee	Since 1981	Professor Emeritus, Harvard Business School (since 2007); formerly, Professor, Harvard Business School (1969 to 2007); Independent Consultant (since 1969)	48	None
Althea L. Duersten Born 1951	Trustee	Since 2014	Retired (since 2011); formerly, Chief Investment Officer, North America, JP Morgan Chase (investment bank) and member of JPMorgan Executive Committee (2007 to 2011)	48	Non-Executive Director, Rokos Capital Management LLP (since 2019)
Stephen R. Gross± Born 1947	Trustee	Since 2019	Chairman Emeritus (since 2011) and formerly, Chairman, HLB Gross Collins, P.C. (accounting and consulting firm) (1979 to 2011); Executive Director of Business Builders Team, LLC (since 2005); Principal, Gross Consulting Group, LLC (since 2011); CEO, Gross Capital Partners, LLC (since 2014); CEO, Trusted CFO Solutions, LLC (since 2011)	93	None
Susan M. Heilbron± Born 1945	Trustee	Since 2019	Retired; formerly, President, Lacey & Heilbron (communications consulting) (1990 to 2002); General Counsel and Executive Vice President, The Trump Organization (1986 to 1990); Senior Vice President, New York State Urban Development Corporation (1984 to 1986); Associate, Cravath, Swaine & Moore LLP (1980 to 1984 and 1977 to 1979)	93	Formerly, Director, Lincoln Savings Bank, FSB (1991 to 1994); Director, Trump Shuttle, Inc. (air transportation) (1989 to 1990); Director, Alexander’s Inc. (department store) (1987 to 1990)
Frank G. Hubbard Born 1937	Trustee	Since 1993	President, Fealds, Inc. (business development) (since 2016); formerly, President, Avatar International Inc. (business development) (1998 to 2015)	48	None
Howard J. Johnson Born 1938	Trustee and Chairman of the Board	From 1981 to 1998 and since 2000 (Chairman of the Board since 2013)	Chief Executive Officer, Genesis Imaging LLC (technology company) (since 2003)	48	None
Jerome H. Miller Born 1938	Trustee	Since 1995	Retired	48	None

Ken Miller Born 1942	Trustee	Since 1983	Retired; formerly, President, Young Stuff Apparel Group, Inc. (apparel manufacturer), division of Li & Fung (1963 to 2012)	48	None
Thomas F. Schlafly Born 1948	Trustee	Since 1983	Chairman, The Saint Louis Brewery, LLC (brewery) (since 2012); formerly, President, The Saint Louis Brewery, Inc. (1989 to 2012); Senior Counsel (since 2017) and formerly, Partner (2009 to 2016), Thompson Coburn LLP (law firm)	48	Director, Citizens National Bank of Greater St. Louis (since 2006)

Interested Trustee and Officer:

Name and Year of Birth	Position(s) with Trust	Term of Office* and Length of Time Served**	Principal Occupation(s) During the Past Five Years	Number of Funds in the Legg Mason Funds Complex Overseen by Trustee***	Other Board Memberships Held by Trustee During the Past Five Years

Jane Trust, CFA† Born 1962	Trustee, President and Chief Executive Officer	Since 2015	Senior Managing Director of Legg Mason & Co., LLC (“Legg Mason & Co.”) (since 2018); Managing Director of Legg Mason & Co. (2016 to 2018); Officer and/or Trustee/Director of 146 funds associated with LMPFA or its affiliates (since 2015); President and Chief Executive Officer of LMPFA (since 2015); formerly, Senior Vice President of LMPFA (2015); Director of ClearBridge, LLC (formerly, Legg Mason Capital Management, LLC) (2007 to 2014); Managing Director of Legg Mason Investment Counsel & Trust Co. (2000 to 2007)	137	None

#	Trustees who are not “interested persons” of the Trust within the meaning of Section 2(a)(19) of the 1940 Act.
*	Each Trustee serves until his or her respective successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.
**	Indicates the earliest year in which the Trustee became a board member for a fund in the Legg Mason fund complex.
***	Information is for the calendar year ended December 31, 2018, except as otherwise noted.
‡

Mr. Gross and Ms. Heilbron were appointed to the Board effective February 6, 2019; both are also independent board members of the Legg Mason Partners Fixed Income Board. Information pertaining to the Numbers of the Funds in the Legg Mason Funds Complex Overseen by Trustee is as of February 6, 2019.

†	Ms. Trust is an “interested person” of the Trust, as defined in the 1940 Act, because of her position with LMPFA and/or certain of its affiliates.

Additional Officers:

Name, Year of Birth and Address	Position(s) with Trust	Term of Office* and Length of Time Served**	Principal Occupation(s) During the Past Five Years

Jenna Bailey Born 1978 Legg Mason 100 First Stamford Place 5th Floor Stamford, CT 06902	Identity Theft Prevention Officer	Since 2015	Identity Theft Prevention Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2015); Compliance Officer of Legg Mason & Co. (since 2013); Assistant Vice President of Legg Mason & Co. (since 2011); formerly, Associate Compliance Officer of Legg Mason & Co. (2011 to 2013)

Ted P. Becker Born 1951 Legg Mason 620 Eighth Avenue 49th Floor New York, NY 10018	Chief Compliance Officer	Since 2007	Director of Global Compliance at Legg Mason (since 2006); Chief Compliance Officer of LMPFA (since 2006); Managing Director of Compliance of Legg Mason & Co. (since 2005); Chief Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006)

Christopher Berarducci Born 1974 Legg Mason 620 Eighth Avenue 49th Floor New York, NY 10018	Treasurer	Since 2014	Director of Legg Mason & Co. (since 2015); Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2010); formerly, Vice President of Legg Mason & Co. (2011 to 2015); Assistant Controller of certain mutual funds associated with Legg Mason & Co. or its affiliates (prior to 2010)

Robert I. Frenkel Born 1954 Legg Mason 100 First Stamford Place 6th Floor Stamford, CT 06902	Secretary and Chief Legal Officer	Since 2007	Vice President and Deputy General Counsel of Legg Mason (since 2006); Managing Director and General Counsel — U.S. Mutual Funds for Legg Mason & Co. (since 2006) and Legg Mason & Co. predecessors (since 1994); Secretary and Chief Legal Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006)

Jeanne Kelly Born 1951 Legg Mason 620 Eighth Avenue 49th Floor New York, NY 10018	Senior Vice President	Since 2007	Senior Vice President of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2007); Senior Vice President of LMPFA (since 2006); President and Chief Executive Officer of LM Asset Services, LLC (“LMAS”) and Legg Mason Fund Asset Management, Inc. (“LMFAM”) (formerly registered investment advisers) (since 2015); Managing Director of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005); formerly, Senior Vice President of LMFAM (2013 to 2015)

Susan Kerr Born 1949 Legg Mason 620 Eighth Avenue 49th Floor New York, NY 10018	Chief Anti-Money Laundering Compliance Officer	Since 2013	Assistant Vice President of Legg Mason & Co. and LMIS (since 2010); Chief Anti-Money Laundering Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2013) and Anti-Money Laundering Compliance Officer of LMIS (since 2012); Senior Compliance Officer of LMIS (since 2011); formerly, AML Consultant, DTCC (2010); AML Consultant, Rabobank Netherlands (2009); First Vice President, Director of Marketing & Advertising Compliance and Manager of Communications Review Group at Citigroup Inc. (1996 to 2008)

Thomas C. Mandia Born 1962 Legg Mason 100 First Stamford Place 6th Floor Stamford, CT 06902	Assistant Secretary	Since 2007	Managing Director and Deputy General Counsel of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005); Secretary of LMPFA (since 2006); Assistant Secretary of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006); Secretary of LMAS (since 2002) and LMFAM (formerly registered investment advisers) (since 2013)

Richard F. Sennett Born 1970 Legg Mason 100 International Drive Baltimore, MD 21202	Principal Financial Officer	Since 2011	Principal Financial Officer and Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011 and since 2013); Managing Director of Legg Mason & Co. and Senior Manager of the Treasury Policy group for Legg Mason & Co.’s Global Fiduciary Platform (since 2011); formerly, Chief Accountant within the SEC’s Division of Investment Management (2007 to 2011); Assistant Chief Accountant within the SEC’s Division of Investment Management (2002 to 2007)

*	Each officer serves until his or her respective successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.
**	Indicates the earliest year in which the officer took such office.

Qualifications of Trustees, Board Leadership Structure and Oversight and Standing Committees

The Independent Trustees were selected to join the Board based upon the following as to each Trustee: character and integrity; service as a board member of mutual funds in the fund complex; willingness to serve and willingness and ability to commit the time necessary to perform the duties of a Trustee; the fact that service as a Trustee would be consistent with the requirements of the Trust’s retirement policies and the Trustee’s status as not being an “interested person” of the Fund, as defined in the 1940 Act. Ms. Trust was selected to join the Board based upon her investment management and risk oversight experience as an executive and portfolio manager and leadership roles with Legg Mason and affiliated entities. The Board also considered her character and integrity, her willingness to serve and willingness and ability to commit the time necessary to perform the duties of a Trustee, the fact that service as a Trustee would be consistent with requirements of the Trust’s retirement policies, and her status as a representative of Legg Mason. Independent Trustees constitute more than 75% of the Board. Mr. Johnson serves as Chairman of the Board and is an Independent Trustee. Ms. Trust is an interested person of the Fund.

The Board believes that each Trustee’s experience, qualifications, attributes or skills on an individual basis and in combination with those of the other Trustees lead to the conclusion that the Board possesses the requisite attributes and skills. The Board believes that the Trustees’ ability to review critically, evaluate, question and discuss information provided to them, to interact effectively with the Manager, the Subadviser, other service providers, counsel and the independent registered public accounting firm, and to exercise effective business judgment in the performance of their duties support this conclusion. In addition, the following specific experience, qualifications, attributes and/or skills apply to each Trustee.

Each Trustee, except for Ms. Trust and Ms. Duersten, has served as a board member of the mutual funds in the fund complex for at least eight years. Mr. Ades has substantial experience practicing law and advising clients with respect to various business transactions. Mr. Breech has substantial experience as the chief executive of a private corporation. Mr. Crane has substantial experience as an economist, academic and business consultant. Ms. Duersten has substantial experience as a global investment and trading manager in capital markets across multiple asset classes, including as the chief investment officer for the North American region of a major investment bank and service on its executive committee. Mr. Gross has a substantial accounting background and experience as an officer, trustee and board member of various organizations. Ms. Heilbron has substantial legal background and experience, business and consulting experience, and experience as a board member of public companies. Mr. Hubbard has substantial experience in business development and was a senior executive of an operating company. Mr. Johnson has substantial experience as the chief executive of an operating company and in the financial services industry, including as an actuary and pension consultant. Mr. Jerome Miller had substantial experience as an executive in the asset management group of a major broker/dealer. Mr. Ken Miller has substantial experience as a senior executive of an operating company. Mr. Schlafly has substantial experience practicing law and also serves as the non-executive Chairman of a private corporation and as director of a bank. Ms. Trust has been the Chief Executive Officer of the Trust and other funds in the fund complex since 2015 and has investment management and risk oversight experience as an executive and portfolio manager and in leadership roles with Legg Mason and affiliated entities. References to the experience, qualifications, attributes and skills of Trustees are pursuant to requirements of the SEC, do not constitute holding out of the Board or any Trustee as having any special expertise, and shall not impose any greater responsibility or liability on any such person or on the Board.

The Board has five standing Committees: the Audit Committee, the Contract Committee, the Performance Committee, the Governance Committee, and the Compensation and Nominating Committee (which is a sub-committee of the Governance Committee). Each Committee is chaired by an Independent Trustee. The Audit Committee and the Governance Committee are composed of all of the Independent Trustees. The Contract Committee is composed of four Independent Trustees. The Performance Committee is composed of four Independent Trustees. The Compensation and Nominating Committee is composed of five Independent Trustees. Where deemed appropriate, the Board may constitute ad hoc committees.

The Chairman of the Board and the chairs of the Audit and Performance Committees work with the Chief Executive Officer of the Trust to set the agendas for Board and committee meetings. The Chairman of the Board also serves as a key point person for interaction between management and the other Independent Trustees. Through the committees the Independent Trustees consider and address important matters involving the Fund, including those presenting conflicts or potential conflicts of interest for management. The Independent Trustees also regularly meet outside the presence of management and are advised by independent legal counsel. The Board has determined that its committees help ensure that the Fund has effective and independent governance and oversight. The Board also has determined that its leadership structure, in which the Chairman of the Board is not affiliated with Legg Mason, is appropriate. The Board also believes that its leadership structure facilitates the orderly and efficient flow of information between the Independent Trustees and management, including the Fund’s Subadviser.

The Audit Committee oversees the scope of the Fund’s audit, the Fund’s accounting and financial reporting policies and practices and its internal controls. The Audit Committee assists the Board in fulfilling its responsibility for oversight of the integrity of the Fund’s accounting, auditing and financial reporting practices, the qualifications and independence of the Fund’s independent registered public accounting firm and the Fund’s compliance with legal and regulatory requirements. The Audit Committee approves, and recommends to the Board for ratification, the selection, appointment, retention or termination of the Fund’s independent registered public accounting firm and approves the compensation of the independent registered public accounting firm. The Audit Committee also approves all audit and permissible non-audit services provided to the Fund by the independent registered public accounting firm and all permissible non-audit services provided by the Fund’s independent registered public accounting firm to its Manager and any affiliated service providers if the engagement relates directly to the Fund’s operations and financial reporting. The Audit Committee has formed a sub-committee for purposes of reviewing shareholder reports as required under applicable listing standards.

The Contract Committee is charged with assisting the Board in requesting and evaluating such information from the Manager and the Subadviser as may reasonably be necessary to evaluate the terms of the Fund’s investment management agreement, subadvisory arrangements and distribution arrangements.

The Performance Committee is charged with assisting the Board in carrying out its oversight responsibilities over the Fund and fund management with respect to investment management, objectives, strategies, policies and procedures, performance and performance benchmarks, and the applicable risk management process.

The Governance Committee is charged with overseeing Board governance and related Trustee practices, including selecting and nominating persons for election or appointment by the Board as Trustees of the Trust. The Governance Committee has formed the Compensation and Nominating Committee, the function of which is to recommend to the Board the appropriate compensation for serving as a Trustee on the Board. In addition, the Compensation and Nominating Committee is responsible for, among other things, selecting and recommending candidates to fill vacancies on the Board. The Committee may consider nominees recommended by a shareholder. In evaluating potential nominees, including any nominees recommended by shareholders, the Committee takes into consideration various factors, including, among any others it may deem relevant, character and integrity, business and professional experience, and whether the committee believes the person has the ability to apply sound and independent business judgment and would act in the interest of the Fund and its shareholders. Shareholders who wish to recommend a nominee should send recommendations to the Trust’s Secretary that include all information relating to such person that is required to be disclosed in solicitations of proxies for the election of Trustees. A recommendation must be accompanied by a written consent of the individual to stand for election if nominated by the Board and to serve if elected by the shareholders.

Service providers to the Fund, primarily the Fund’s Manager, the Subadviser and, as appropriate, their affiliates, have responsibility for the day-to-day management of the Fund, which includes responsibility for risk management. As an integral part of its responsibility for oversight of the Fund, the Board oversees risk management of the Fund’s investment program and business affairs. Oversight of the risk management process is part of the Board’s general oversight of the Fund and its service providers. The Board has emphasized to the Fund’s Manager and the Subadviser the importance of maintaining vigorous risk management. The Board exercises oversight of the risk management process primarily through the Audit Committee and the Performance Committee, and through oversight by the Board itself.

The Fund is subject to a number of risks, including investment risk, counterparty risk, valuation risk, reputational risk, risk of operational failure or lack of business continuity, and legal, compliance and regulatory risk. Risk management seeks to identify and address risks, i.e., events or circumstances that could have material adverse effects on the business, operations, shareholder services, investment performance or reputation of the Fund. The Fund’s Manager and the Subadviser, the affiliates of the Manager and the Subadviser, or various service providers to the Fund employ a variety of processes, procedures and controls to identify various of those possible events or circumstances, to lessen the probability of their occurrence and/or to mitigate the effects of such events or circumstances if they do occur. Different processes, procedures and controls are employed with respect to different types of risks. Various personnel, including the Fund’s and the Manager’s Chief Compliance Officer and the Manager’s chief risk officer, as well as personnel of the Subadviser and other service providers, such as the Fund’s independent registered public accounting firm, make periodic reports to the Audit Committee, the Performance Committee or to the Board with respect to various aspects of risk management, as well as events and circumstances that have arisen and responses thereto. The Board recognizes that not all risks that may affect the Fund can be identified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to achieve the Fund’s goals, and that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness. Moreover, reports received by the Trustees as to risk management matters are typically summaries of the relevant information. As a result of the foregoing and other factors, the Board’s risk management oversight is subject to inherent limitations.

During the fiscal year ended October 31, 2018, the Board met 4 times, the Audit Committee met 4 times, the Audit Sub-committee met 2 times, the Governance Committee met 4 times, the Performance Committee met 4 times, the Compensation and Nominating Committee met 1 time, and the Contract Committee met 1 time.

Trustee Ownership of Securities

The following tables show the dollar range of equity securities owned by the Trustees in the Fund and other investment companies in the Legg Mason Funds complex overseen by the Trustees as of December 31, 2018.

Dollar Range of Equity Securities in the Fund ($)
Name of Trustee	Developed ex-US Diversified Core ETF	Emerging Markets Diversified Core ETF	Emerging Markets Low Volatility High Dividend ETF	International Low Volatility High Dividend ETF	Low Volatility High Dividend ETF	US Diversified Core ETF	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies in Legg Mason Funds Complex Overseen by Trustee ($)
Independent Trustees:
Paul R. Ades	None	None	None	None	10,001-50,000	None	Over 100,000

Andrew L. Breech	None	None	None	None	None	None	Over 100,000
Dwight B. Crane	None	None	None	None	Over 100,000	None	Over 100,000
Althea L. Duersten	None	None	None	None	None	None	Over 100,000
Stephen R. Gross*	None	None	None	None	None	None	None
Susan M. Heilbron*	None	None	None	None	None	None	50,001-100,000
Frank G. Hubbard	None	None	None	None	10,001- 50,000	10,001- 50,000	Over 100,000
Howard J. Johnson	None	None	None	None	Over 100,000	None	Over 100,000
Jerome H. Miller	None	None	None	None	None	None	Over 100,000
Ken Miller	None	None	None	None	Over 100,000	None	Over 100,000
Thomas F. Schlafly	None	None	None	None	None	None	Over 100,000

Interested Trustee:
Jane Trust	None	None	None	None	None	None	Over 100,000

*	Mr. Gross and Ms. Heilbron were appointed to the Board effective February 6, 2019.

As of December 31, 2018, none of the Independent Trustees or their immediate family members owned beneficially or of record any securities of the Manager, the Subadviser, or the Distributor of the Fund, or of a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with the Manager, the Subadviser, or the Distributor of the Fund.

For serving as a Trustee of the Trust, each Independent Trustee receives an annual retainer plus fees for attending each regularly scheduled meeting and special Board meeting they attend in person or by telephone. Each Independent Trustee is also reimbursed for all out-of-pocket expenses relating to attendance at such meetings. Those Independent Trustees who serve in leadership positions of the Board or Board committees, and members of the Contract Committee, the Performance Committee, and the Compensation and Nominating Committee, receive additional compensation. The Board reviews the level of Trustee compensation periodically and Trustee compensation may change from time to time. Ms. Trust, an “interested person” of the Trust, as defined in the 1940 Act, does not receive compensation from the Fund for her service as Trustee. The Fund pays its pro rata share of the fees and expenses of the Trustees based upon asset size.

Officers of the Trust receive no compensation from the Fund, although they may be reimbursed for reasonable out-of-pocket travel expenses for attending Board meetings.

Trustee Compensation

Information regarding compensation paid to the Trustees is shown below.

	Aggregate Compensation from the Fund*($)
Name of Trustee	Developed ex-US Diversified Core ETF	Emerging Markets Diversified Core ETF	Emerging Markets Low Volatility High Dividend ETF	International Low Volatility High Dividend ETF	Low Volatility High Dividend ETF	US Diversified Core ETF	Total Pension or Retirement Benefits Paid as Part of Fund Expenses* ($)	Total Compensation from Legg Mason Funds Complex Paid to Trustee** ($)
Independent Trustees:
Paul R. Ades	73	99	37	342	3,542	21	None	330,000
Andrew L. Breech	73	99	37	342	3,542	21	None	345,000
Dwight B. Crane	73	99	37	342	3,547	21	None	360,000
Althea L. Duersten	73	99	37	342	3,540	21	None	330,000
Stephen R. Gross***	None	None	None	None	None	None	None	316,000
Susan M. Heilbron***	None	None	None	None	None	None	None	371,000
Frank G. Hubbard	74	100	37	347	3,595	21	None	330,000
Howard J. Johnson****	73	99	37	342	3,546	21	None	365,000
Jerome H. Miller	76	103	38	357	3,707	22	None	335,000
Ken Miller	74	100	37	347	3,596	21	None	335,000
John J. Murphy±	80	108	40	372	3,868	22	None	330,000
Thomas F. Schlafly	81	109	40	378	3,915	23	None	330,000

Interested Trustee:
Jane Trust†	None	None	None	None	None	None	None	None

*	Information is for the fiscal year ended October 31, 2018.
**	Information is for the calendar year ended December 31, 2018.
***	Mr. Gross and Ms. Heilbron were appointed to the Board effective February 6, 2019.
****	The total amount of deferred compensation accrued by the Trust (including earnings or depreciation in value of amounts deferred) through December 31, 2018 for Mr. Howard J. Johnson is $128,528.
±	Compensation paid to Mr. John J. Murphy, a former Trustee, prior to his death on December 31, 2018.
†	Ms. Trust is not compensated for her services as a Trustee because of her affiliations with the Manager.

INVESTMENT MANAGEMENT AND OTHER SERVICE PROVIDER INFORMATION

Manager

The Manager, a limited liability company organized under the laws of the State of Delaware, serves as investment manager to the Fund and provides administrative and certain oversight services to the Fund, pursuant to an investment management agreement (the “Management Agreement”). The Manager has offices at 620 Eighth Avenue, New York, New York, 10018 and also serves as the investment manager of other Legg Mason Funds. The Manager is a wholly-owned subsidiary of Legg Mason, a Maryland corporation. Legg Mason, whose principal executive offices are at 100 International Drive, Baltimore, Maryland 21202, is a global asset management company.

The Manager is responsible for managing the Fund consistent with the 1940 Act, the Code, the Fund’s investment objective, policies and restrictions described in the Prospectus and this SAI and in accordance with any exemptive orders issued by the SEC applicable to the Fund and any SEC staff no-action letters applicable to the Fund. Pursuant to the Management Agreement and subject to the general supervision of the Board, the Manager provides or causes to be furnished all investment management, supervisory, administrative and other services reasonably necessary for the operation of the fund, including: custodians; audit; portfolio accounting; legal; transfer agency and registrar; securities lending; index calculation, maintenance and dissemination; depository; accounting services; indicative optimized portfolio value calculation; printing costs; insurance; certain distribution services (provided pursuant to a separate distribution agreement); and investment advisory services (provided pursuant to separate subadvisory agreements), under what is essentially an all-in fee or a unitary fee structure. The Fund bears other expenses which are not covered under the respective Management Agreement that may vary and will affect the total level of expenses paid by the fund, such as taxes and governmental fees, transaction expenses, costs of borrowing money (including interest expenses), future 12b-1 fees (if any), acquired fund fees and expenses and extraordinary expenses (such as litigation and indemnification expenses). The Manager may earn a profit on the fees charged under the Management Agreement and would benefit from any price decreases in third-party services covered by the Management Agreement, including decreases resulting from an increase in net assets.

The Manager is permitted to enter into contracts with subadvisers or subadministrators, subject to the Board’s approval and to the extent permitted by any exemptive orders or SEC staff no action letters applicable to the Fund. The Manager has entered into subadvisory arrangements, as described below.

The Management Agreement provides that the Manager, its affiliates performing services contemplated by the Management Agreement, and the partners, shareholders, directors, officers and employees of the Manager and such affiliates, will not be liable for any error of judgment or mistake of law, for any loss arising out of any investment, or for any act or omission in the execution of securities transactions for the fund, but the Manager is not protected against any liability to the Fund to which the Manager would be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under the Management Agreement.

After the initial term of two years, the Management Agreement will continue in effect from year to year, provided its continuance is specifically approved at least annually with respect to the fund (a) by the Board or by a 1940 Act Vote, and (b) in either event, by a majority of the Independent Trustees with such Independent Trustees casting votes in person at a meeting called for such purpose.

The Board or a majority of the outstanding voting securities of the fund (as defined in the 1940 Act) may terminate the Management Agreement, without penalty, on not more than 60 days’ nor less than 30 days’ written notice to the Manager. The Manager may terminate the Management Agreement, without penalty, upon not less than 90 days’ written notice to the Fund. The Management Agreement may be terminated immediately upon the mutual written consent of all parties to the Agreement. In addition, the Management Agreement terminates automatically upon its assignment.

For its services under the Fund’s Management Agreement, the Manager receives an investment management fee calculated daily and paid monthly according to the following schedule:

Fund	Investment Management Fee Rate (% of Average Daily Net Assets)

Developed Ex-US Diversified Core ETF	0.40

Emerging Markets Diversified Core ETF	0.50

Emerging Markets Low Volatility High Dividend ETF	0.50

International Low Volatility High Dividend ETF	0.40

Low Volatility High Dividend ETF[1]	0.27

US Diversified Core ETF	0.30

[1]	Prior to July 31, 2017, the Fund paid an investment management fee at an annual rate that was calculated daily and payable monthly equal to 0.30% of the Fund’s average daily net assets.

The table below sets forth the management fees paid by the Fund to the Manager (waived/reimbursed amounts are in parentheses), with respect to the fiscal periods indicated:

Fund	For the Fiscal Period Ended October 31,	Gross Management Fees ($)	Management Fees Waived/Expenses Reimbursed ($)	Net Management Fees (After Waivers/Expense Reimbursements) ($)

US Diversified Core ETF	2018	10,012	0	10,012
	2017	9,004	0	9,004
	2016	6,789	0	6,789

Emerging Markets Diversified Core ETF	2018	78,318	0	78,318
	2017	57,035	0	57,035
	2016	28,021	0	28,021

Developed ex-US Diversified Core ETF	2018	46,911	0	46,911
	2017	26,178	0	26,178
	2016	16,641	0	16,641

Low Volatility High Dividend ETF	2018	1,510,472	0	1,510,472
	2017	586,806	0	586,806
	2016	104,025	0	104,025

International Low Volatility High Dividend ETF	2018	218,537	0	218,537
	2017	98,755	0	98,755
	2016	3,163	0	3,163

Emerging Markets Low Volatility High Dividend ETF	2018	29,920	0	29,920
	2017	15,356	0	15,356

Any expense limitation arrangements in place during the Fund’s past three fiscal periods can be found in the Fund’s Prospectus in effect (as amended or supplemented from time to time) for such year.

Subadviser

QS Investors, LLC serves as the subadviser to the Fund (the “Subadviser”) pursuant to a subadvisory agreement between the Manager and the Subadviser (the “Subadvisory Agreement”). The Subadviser, with offices at 880 Third Avenue, 7th Floor, New York, New York 10022, is a Delaware limited liability company. The Subadviser provides asset management services primarily for institutional accounts, such as pension and profit sharing plans, endowments and foundations, investment companies (including mutual funds) and state and municipal and foreign governmental entities. The Subadviser is a wholly-owned subsidiary of Legg Mason.

As compensation for its services, the Manager pays to the Subadviser a fee equal to 90% of the management fee paid to the Manager by the Fund, net of (i) all fees and expenses incurred by the Manager under the Management Agreement (including without limitation any subadvisory fee paid to another subadviser to the Fund) and (ii) expense waivers and reimbursements. In no event shall the subadvisory fee be less than zero.

Western Asset Management Company, LLC, organized under the laws of the State of California, (“Western Asset” and together with the Subadviser, the “Subadviser”) manages the portion of the Fund’s cash and short-term instruments allocated to it pursuant to a separate subadvisory agreement between the Manager and Western Asset (the “Western Asset Agreement” and together with the Subadvisory Agreement, the “Subadvisory Agreement”). Western Asset, established in 1971, has offices at 385 East Colorado Boulevard, Pasadena, California 91101 and 620 Eighth Avenue, New York, New York 10018. Western Asset acts as investment adviser to institutional accounts, such as corporate pension plans, mutual funds and endowment funds. Western Asset is a wholly-owned subsidiary of Legg Mason. Under the Western Asset Agreement, Western Asset is responsible, subject to the general supervision of the Manager and the Board, for the management of the portion of the Fund’s cash and short term instruments allocated to it. For Western Asset’s services to the Fund, the Manager, not the Fund, pays Western Asset 0.02% of the portion of the Fund’s average daily net assets that are allocated to Western Asset by the Manager, net of expense waivers and reimbursements.

Under the Subadvisory Agreement, subject to the supervision of the Board and the Manager, the Subadviser regularly provides with respect to the portion of the Fund’s assets allocated to it by the Manager, investment research, advice, management and supervision; furnishes a continuous investment program for the allocated assets consistent with the Fund’s investment objectives, policies and restrictions; and places orders pursuant to its investment determinations. The Subadviser may delegate to companies that the Subadviser controls, is controlled by, or is under common control with, certain of the Subadviser’s duties under a Subadvisory Agreement, subject to the Subadviser’s supervision, provided the Subadviser will not be relieved of its duties or obligations under the Subadvisory Agreement as a result of any delegation.

The Subadvisory Agreement will continue in effect for its initial term and thereafter from year to year provided such continuance is specifically approved at least annually (a) by the Board or by a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act), and (b) in either event, by a majority of the Independent Trustees with such Independent Trustees casting votes in person at a meeting called for such purpose. The Board or a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act) may terminate the Subadvisory Agreement without penalty, in each case on not more than 60 days’ nor less than 30 days’ written notice to the Subadviser. The Subadviser may terminate the respective Subadvisory Agreement, on 90 days’ written notice to the Fund and the Manager. The Subadvisory Agreement may be terminated upon the mutual written consent of the Manager and the Subadviser. The Subadvisory Agreement will terminate automatically in the event of assignment (as defined in the 1940 Act) by the applicable Subadviser, and shall not be assignable by the Manager without the consent of the Subadviser.

The Subadvisory Agreement provides that the Subadviser, its affiliates performing services contemplated by the Subadvisory Agreement, and the partners, shareholders, directors, officers and employees of the Subadviser and such affiliates will not be liable for any error of judgment or mistake of law, or for any loss arising out of any investment, or for any act or omission in the execution of securities transactions for the Fund, but the Subadviser is not protected against any liability to the Fund or the Manager to which the Subadviser would be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under the Subadvisory Agreement.

Expenses

In addition to amounts payable under the Management Agreement, the Fund is responsible for the following expenses: taxes and governmental fees; costs (including brokerage commissions, transaction fees or charges, if any, or Acquired Fund Fees and Expenses as such term is defined in Form N-1A as the same may be amended from time to time) in connection with the creation and redemption transactions of the Fund’s shares and purchases and sales of the Fund’s securities and other investments and losses in connection therewith; costs of borrowing money, including interest expenses; and litigation expenses and any non-recurring or extraordinary expenses as may arise, including, without limitation, those relating to actions, suits or proceedings to which the fund is a party and any legal obligation which the Fund may have to indemnify the Fund’s Trustees and officers with respect thereto.

Management may agree to implement an expense cap, waive fees and/or reimburse operating expenses. Any such waived fees and/or reimbursed expenses are described in the Fund’s Prospectus. The expense caps and waived fees and/or reimbursed expenses do not cover extraordinary expenses, such as (a) any expenses or charges related to litigation, derivative actions, demand related to litigation, regulatory or other government investigations and proceedings, “for cause” regulatory inspections and indemnification or advancement of related expenses or costs, to the extent any such expenses are considered extraordinary expenses for the purposes of fee disclosure in Form N-1A as the same may be amended from time to time; (b) transaction costs (such as brokerage commissions and dealer and underwriter spreads) and taxes; and (c) other extraordinary expenses as determined for the purposes of fee disclosure in Form N-1A, as the same may be amended from time to time. Without limiting the foregoing, extraordinary expenses are generally those that are unusual or expected to recur only infrequently, and may include such expenses, by way of illustration, as (i) expenses of the reorganization, restructuring, redomiciling or merger of the Fund or the acquisition of all or substantially all of the assets of another fund; (ii) expenses of holding, and soliciting proxies for, a meeting of shareholders of the Fund (except to the extent relating to routine items such as the election of Trustees or the approval of the independent registered public accounting firm); and (iii) expenses of converting to a new custodian, transfer agent or other service provider, in each case to the extent any such expenses are considered extraordinary expenses for the purposes of fee disclosure in Form N-1A as the same may be amended from time to time.

In order to implement an expense limitation, the Manager will, as necessary, waive management fees or reimburse operating expenses. However, the Manager is permitted to recapture amounts waived or reimbursed by the manager to the Fund during the same fiscal year if the Fund’s total annual fund operating expenses have fallen to a level below the expense limitation shown in the Fund’s Prospectus. In no case will the Manager recapture any amount that would result, on any particular business day of the Fund, in the Fund’s total annual fund operating expenses exceeding such expense limitation or any lower limit then in effect.

Portfolio Managers

Other Accounts Managed by the Portfolio Managers

The table below identifies the portfolio managers, the number of accounts (other than the Fund) for which the portfolio managers have day-to-day management responsibilities and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts. For each category, the number of accounts and total assets in the accounts where fees are based on performance are also indicated, as applicable. Unless noted otherwise, all information is provided as of October 31, 2018.

Portfolio Managers	Type of Account	Number of Accounts Managed	Total Assets Managed (Billions) ($)	Number of Accounts Managed for which Advisory Fee is Performance- Based	Assets Managed for which Advisory Fee is Performance-Based (Billions) ($)

Developed ex-US Diversified Core ETF

Robert Wang	Registered Investment Companies	8	1.46	0	0

	Other Pooled Investment Vehicles	2	0.21	0	0

	Other Accounts	2	0.30	0	0

Russell Shtern	Registered Investment Companies	11	2.27	0	0

	Other Pooled Investment Vehicles	3	0.32	0	0

	Other Accounts	8	0.90	0	0

Michael LaBella	Registered Investment Companies	5	0.65	0	0

	Other Pooled Investment Vehicles	0	0	0	0

	Other Accounts	0	0	0	0

Emerging Markets Diversified Core ETF

Robert Wang	Registered Investment Companies	8	1.46	0	0

	Other Pooled Investment Vehicles	2	0.21	0	0

	Other Accounts	2	0.30	0	0

Russell Shtern	Registered Investment Companies	11	2.27	0	0

	Other Pooled Investment Vehicles	3	0.32	0	0

	Other Accounts	8	0.90	0	0

Michael LaBella	Registered Investment Companies	5	0.65	0	0

	Other Pooled Investment Vehicles	0	0	0	0

	Other Accounts	0	0	0	0

International Low Volatility High Dividend ETF

Russell Shtern	Registered Investment Companies	11	2.23	0	0

	Other Pooled Investment Vehicles	3	0.32	0	0

	Other Accounts	8	0.90	0	0

Michael LaBella	Registered Investment Companies	5	0.61	0	0

	Other Pooled Investment Vehicles	0	0	0	0

	Other Accounts	0	0	0	0

Robert Wang	Registered Investment Companies	8	1.42	0	0

	Other Pooled Investment Vehicles	2	0.21	0	0

	Other Accounts	2	0.30	0	0

Low Volatility High Dividend ETF

Robert Wang	Registered Investment Companies	8	0.90	0	0

	Other Pooled Investment Vehicles	2	0.21	0	0

	Other Accounts	2	0.30	0	0

Russell Shtern	Registered Investment Companies	11	1.70	0	0

	Other Pooled Investment Vehicles	3	0.32	0	0

	Other Accounts	8	0.90	0	0

Michael LaBella	Registered Investment Companies	5	0.08	0	0

	Other Pooled Investment Vehicles	0	0	0	0

	Other Accounts	0	0	0	0

Emerging Markets Low Volatility High Dividend ETF

Russell Shtern	Registered Investment Companies	11	2.27	0	0

	Other Pooled Investment Vehicles	3	0.32	0	0

	Other Accounts	8	0.90	0	0

Michael LaBella	Registered Investment Companies	5	0.66	0	0

	Other Pooled Investment Vehicles	0	0	0	0

	Other Accounts	0	0	0	0

US Diversified Core ETF

Robert Wang	Registered Investment Companies	8	1.47	0	0

	Other Pooled Investment Vehicles	2	0.21	0	0

	Other Accounts	2	0.30	0	0

Russell Shtern	Registered Investment Companies	11	2.28	0	0

	Other Pooled Investment Vehicles	3	0.32	0	0

	Other Accounts	8	0.90	0	0

Michael LaBella	Registered Investment Companies	5	0.66	0	0

	Other Pooled Investment Vehicles	0	0	0	0

	Other Accounts	0	0	0	0

Potential Conflicts of Interest

In this subsection and the next subsection titled “Portfolio Manager Compensation Structure” “Subadviser” refers to QS Investors, LLC.

The Subadviser maintains policies and procedures reasonably designed to detect and minimize potential conflicts of interest inherent in circumstances when a portfolio manager has day-to-day portfolio management responsibilities for multiple portfolios. Nevertheless, no set of policies and procedures can possibly anticipate or relieve all potential conflicts of interest. These conflicts may be real, potential, or perceived; certain of these conflicts are described in detail below.

Allocation of Limited Investment Opportunities. If a portfolio manager identifies a limited investment opportunity (including initial public offerings) that may be suitable for multiple funds and/or accounts, the investment opportunity may be allocated among these several funds or accounts, which may limit a client’s ability to take full advantage of the investment opportunity, due to liquidity constraints or other factors.

The Subadviser has adopted trade allocation procedures designed to ensure that allocations of limited investment opportunities are conducted in a fair and equitable manner between client accounts. Nevertheless, investment opportunities may be allocated differently among client accounts due to the particular characteristics of an account, such as the size of the account, cash position, investment guidelines and restrictions or its sector/country/region exposure or other risk controls, or market restrictions.

Similar Investment Strategies. The Subadviser and its portfolio management team may manage multiple portfolios with similar investment strategies. Investment decisions for each portfolio are generally made based on each portfolio’s investment objectives and guidelines, cash availability, and current holdings. Purchases or sales of securities for the portfolios may be appropriate for other portfolios with like objectives and may be bought or sold in different amounts and at different times in multiple portfolios. In these cases, transactions are allocated to portfolios in a manner believed fair and equitable across client account portfolios by the Subadviser’s methodology. Purchase and sale orders for a portfolio may be combined with those of other portfolios in the interest of achieving the most favorable net results for all clients.

Different Investment Strategies. The Subadviser may manage long-short strategies alongside long-only strategies. As such, the potential exists for short sales of securities in certain portfolios while the same security is held long in one or more other portfolios. In an attempt to mitigate the inherent risks of simultaneous management of long-short and long-only strategies, the Subadviser has established and implemented procedures to promote fair and equitable treatment of all portfolios. The procedures include monitoring and surveillance, supervisory reviews, and compliance oversight of short sale activity.

Differences in Financial Incentives. A conflict of interest may arise where the financial or other benefits available to a portfolio manager or an investment adviser differ among the funds and/or accounts under management. For example, when the structure of an investment adviser’s management fee differs among the funds and/or accounts under its management (such as where certain funds or accounts pay higher management fees or performance-based management fees), a portfolio manager might be motivated to favor certain funds and/or accounts over others. Performance-based fees could also create an incentive for an investment adviser to make investments that are riskier or more speculative. In addition, a portfolio manager might be motivated to favor funds and/or accounts in which he or she or the investment adviser and/or its affiliates have a financial interest. Similarly, the desire to maintain or raise assets under management or to enhance the portfolio manager’s performance record in a particular investment strategy or to derive other rewards, financial or otherwise, could influence a portfolio manager to lend preferential treatment to those funds and/or accounts that could most significantly benefit the portfolio manager. To manage conflicts that arise from management of portfolios with performance-based fees, performance in portfolios with like strategies is regularly reviewed by management.

In multi-asset strategies where the Subadviser is responsible for asset allocation and has the discretionary authority to direct assets to funds or accounts managed by the Subadviser, affiliated managers and/or unaffiliated managers, the Subadviser may have financial or other incentives to advise that client assets be directed to funds or accounts managed by the Subadviser instead of funds or accounts managed by affiliated managers or unaffiliated managers, or to advise that client assets be directed to funds or accounts managed by affiliated managers instead of unaffiliated managers.

The Subadviser has established and implemented various policies and procedures to promote fair and equitable treatment and to manage these and other potential conflicts that may arise from differences in financial incentives. For example, with regard to the management of portfolios with performance-based fees, performance in portfolios with like strategies is regularly reviewed by management. With regard to conflicts associated with fund/manager selection, the Subadviser employs an asset allocation process that is primarily quantitative, and certain investment decisions that could be deemed to result in conflicts of interest (e.g., initial allocations or substantial increases in allocations to funds or accounts managed by the Subadviser) are subject to review and pre-approval by certain management and compliance personnel.

Personal Holdings and Transactions. Investment professionals employed by the Subadviser may manage personal accounts in which they have a fiduciary interest with holdings similar to those of client accounts. The Subadviser also allows its employees to trade in securities that it recommends to advisory clients. The Subadviser’s employees may buy, hold or sell securities at or about the same time that the Subadviser is purchasing, holding or selling the same or similar securities for client account portfolios and the actions taken by such individuals on a personal basis may differ from, or be inconsistent with, the nature and timing of advice or actions taken by the Subadviser for its client accounts. The Subadviser and its employees may also invest in mutual funds and other pooled investment vehicles that are managed by the Subadviser. This may result in a potential conflict of interest since the Subadviser’s employees have knowledge of such funds’ investment holdings, which is non-public information. The Subadviser has implemented a Code of Ethics which is designed to address and mitigate the possibility that these professionals could place their own interests ahead of those of clients. The Code of Ethics addresses this potential conflict of interest by imposing pre-clearance and reporting requirements, blackout periods, supervisory oversight, and other measures designed to reduce conflict.

Portfolio Manager Compensation Structure

Compensation for all investment professionals includes a combination of base salary and annual discretionary bonus as well as a generous benefits package made available to all employees on a non-discretionary basis. Specifically, the compensation package includes:

●	Competitive base salaries;
●

Individual discretionary bonuses based on the investment professional’s added value to the products for which they are responsible. Bonuses are not directly tied to peer group and/or relative performance to any benchmark. The qualitative analysis of a portfolio manager’s individual performance is based on, among other things, the results of an annual management process, and management’s assessment of a portfolio manager’s contributions to the investment team, the investment process, and overall performance (distinct from Fund and other performance). Other factors taken into consideration include the individual’s contributions to model and investment process research, risk management, client service, and new business development; and
●	Corporate profit sharing.

Certain investment professionals may also have longer-term incentive packages that are tied to the success of the organization.

Portfolio Manager Securities Ownership

The table below identifies ownership of equity securities of the Fund by the portfolio managers responsible for the day-to-day management of the Fund as of October 31, 2018.

Portfolio Manager	Dollar Range of Ownership of Securities ($)

Developed Ex-US Diversified Core ETF

Robert Wang	None

Russell Shtern	None

Michael LaBella	1-10,000

Emerging Markets Diversified Core ETF

Robert Wang	None

Russell Shtern	1-10,000

Michael LaBella	1-10,000

Emerging Markets Low Volatility High Dividend ETF

Russell Shtern	None

Michael LaBella	None

International Low Volatility High Dividend ETF

Russell Shtern	None

Michael LaBella	None

Robert Wang	None

Low Volatility High Dividend ETF

Robert Wang	None

Russell Shtern	1-10,000

Michael LaBella	1-10,000

US Diversified Core ETF

Robert Wang	None

Russell Shtern	None

Michael LaBella	1-10,000

Custodian and Transfer Agent

The Fund has entered into an agreement with The Bank of New York Mellon (“BNY Mellon”), 225 Liberty Street, New York, New York 10286, to serve as custodian of the Fund. BNY Mellon, among other things, maintains a custody account or accounts in the name of the Fund, receives and delivers all assets for the Fund upon purchase and upon sale or maturity, collects and receives all income and other payments and distributions on account of the assets of the Fund and makes disbursements on behalf of the Fund. BNY Mellon neither determines the Fund’s investment policies nor decides which securities the Fund will buy or sell. For its services, BNY Mellon receives a monthly fee based upon the daily average market value of securities held in custody and also receives securities transaction charges, including out-of-pocket expenses. The Fund may also periodically enter into arrangements with other qualified custodians with respect to certain types of securities or other transactions such as repurchase agreements or derivatives transactions. BNY Mellon may also act as the Fund’s securities lending agent and in that case would receive a share of the income generated by such activities.

The Trust has also entered into an agreement with BNY Mellon to serve as transfer agent to the Fund. Under its transfer agency agreement with the Trust, BNY Mellon provides the following services with respect to the Fund: (i) performing and facilitating the performance of purchases and redemptions of Creation Units, (ii) preparing and transmitting by means of DTC’s book-entry system payments for dividends and distributions declared by the Fund on or with respect to fund shares, (iii) preparing and delivering reports, information and documents as specified in the agreement, (iv) performing the customary services of a transfer agent and dividend disbursing agent, and (v) rendering certain other miscellaneous services as specified in the transfer agency agreement or as otherwise agreed upon.

Fund Counsel

Willkie Farr & Gallagher LLP, 787 Seventh Avenue, New York, New York 10019, serves as legal counsel to the Trust and the Fund.

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP, 100 East Pratt Street, Suite 2600, Baltimore, MD 21202 serves as the Fund’s independent registered public accounting firm.

EXCHANGE LISTING AND TRADING

A discussion of exchange listing and trading matters associated with an investment in the Fund is contained in the “Shareholder information” section of the Prospectus. The discussion below supplements, and should be read in conjunction with, such section of the Prospectus.

The shares of the Fund are listed for trading on the Exchange. The shares trade on the Exchange at prices that may differ to some degree from their NAV. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of shares of the Fund will continue to be met.

The Exchange may, but is not required to, remove the shares of the Fund from listing subject to certain conditions, including if: (1) following the initial twelve-month period beginning upon the commencement of trading of the Fund, there are fewer than 50 beneficial holders of the shares for 30 or more consecutive trading days; (2) the value of its underlying index or portfolio of securities on which the Fund is based is no longer calculated or available; (3) the IIV of the Fund is no longer calculated or available or the Fund’s disclosed portfolio is not made available to all market participants at the same time; (4) the Trust has failed to file any filings required by the SEC or the Exchange is aware that the Trust is not in compliance with the conditions of any exemptive order or no-action relief granted by the SEC to the Trust with respect to the Fund; or (5) such other event shall occur or condition exists that, in the opinion of the Exchange, makes further dealings on the Exchange inadvisable. In addition, the Exchange will remove the shares of the Fund from listing and trading upon termination of the Trust or the Fund.

As in the case of other publicly-traded securities, when you buy or sell shares through a broker, you will incur a brokerage commission determined by that broker.

In order to provide additional information regarding the indicative value of shares of the Fund, the Exchange or a market data vendor disseminates every 15 seconds through the facilities of the Consolidated Tape Association, or through other widely disseminated means, an updated IIV for the fund as calculated by an information provider or market data vendor. The Trust is not involved in or responsible for any aspect of the calculation or dissemination of the IIV and makes no representation or warranty as to the accuracy of the IIV.

The Fund’s IIV is based on a securities component and a cash component which comprises that day’s Fund Deposit (as defined below), as disseminated prior to that Business Day’s (as defined below) commencement of trading. The IIV does not necessarily reflect the precise composition of the current portfolio of securities held by the Fund at a particular point in time or the best possible valuation of the current portfolio. Therefore, the IIV should not be viewed as a “real-time” update of the Fund’s NAV, which is computed only once a day. The IIV does not include a reduction for the fees, operating expenses or transaction costs incurred by the Fund. The IIV is generally determined by using both current market quotations and/or price quotations obtained from broker-dealers that may trade in the portfolio securities held by the Fund. The quotations of fund holdings may not be updated during U.S. trading hours if such holdings do not trade in the United States and thus may not reflect the current fair value of those securities.

The cash component included in the IIV consists of estimated accrued interest, dividends and other income, less expenses. If applicable, the Fund’s IIV reflects changes in currency exchange rates between the U.S. dollar and the applicable currency.

The Trust reserves the right to adjust the share prices of the Fund in the future to maintain convenient trading ranges for investors. Any adjustments would be accomplished through stock splits or reverse stock splits, which would have no effect on the net assets of the Fund or an investor’s equity interest in the Fund.

The base and trading currencies of the Fund are the U.S. dollar. The base currency is the currency in which the Fund’s NAV per share is calculated and the trading currency is the currency in which shares of the Fund are listed and traded on the Exchange.

CONTINUOUS OFFERING

The method by which Creation Units are created and traded may raise certain issues under applicable securities laws. Because new Creation Units are issued and sold by the fund on an ongoing basis, at any point a “distribution,” as such term is used in the 1933 Act, may occur. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner that could render them statutory underwriters and subject them to the prospectus delivery requirement and liability provisions of the 1933 Act.

For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Units after placing an order with the distributor, breaks them down into constituent shares and sells such shares directly to customers or if it chooses to couple the creation of new shares with an active selling effort involving solicitation of secondary market demand for shares. A determination of whether one is an underwriter for purposes of the 1933 Act must take into account all of the facts and circumstances pertaining to the activities of the broker-dealer or its client in the particular case and the examples mentioned above should not be considered a complete description of all the activities that could lead to a categorization as an underwriter.

Broker-dealer firms should also note that dealers who are not “underwriters” but are effecting transactions in shares, whether or not participating in the distribution of shares, generally are required to deliver a prospectus. This is because the prospectus delivery exemption in Section 4(a)(3) of the 1933 Act is not available in respect of such transactions as a result of Section 24(d) of the 1940 Act. Firms that incur a prospectus delivery obligation with respect to shares of the Fund are reminded that, pursuant to Rule 153 under the 1933 Act, a prospectus delivery obligation under Section 5(b)(2) of the 1933 Act owed to an exchange member in connection with a sale on the Exchange generally is satisfied by the fact that the prospectus is available at the Exchange upon request. The prospectus delivery mechanism provided in Rule 153 is available only with respect to transactions on an exchange.

BOOK ENTRY ONLY SYSTEM

DTC acts as securities depositary for the shares. Shares of the Fund are represented by securities registered in the name of DTC or its nominee and deposited with, or on behalf of, DTC. Certificates will not be issued for shares.

DTC, a limited-purpose trust company, was created to hold securities of participants of DTC (the “DTC Participants”) and to facilitate the clearance and settlement of securities transactions among the DTC Participants in such securities through electronic book-entry changes in accounts of the DTC Participants, thereby eliminating the need for physical movement of securities certificates. DTC Participants include securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations, some of whom (and/or their representatives) own DTC. More specifically, DTC is owned by a number of its DTC Participants and by the NYSE and FINRA. Access to the DTC system is also available to others such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly (the “Indirect Participants”).

Beneficial ownership of shares is limited to DTC Participants, Indirect Participants and persons holding interests through DTC Participants and Indirect Participants. Ownership of beneficial interests in shares (owners of such beneficial interests are referred to herein as “beneficial owners”) is shown on, and the transfer of ownership is effected only through, records maintained by DTC (with respect to DTC Participants) and on the records of DTC Participants (with respect to Indirect Participants and beneficial owners that are not DTC Participants). Beneficial owners will receive from or through the DTC Participant a written confirmation relating to their purchase of shares.

Conveyance of all notices, statements and other communications to beneficial owners is effected as follows. Pursuant to the Depositary Agreement between the Trust and DTC, DTC is required to make available to the Trust upon request and for a fee to be charged to the Trust a listing of the shares holdings of each DTC Participant. The Trust shall inquire of each such DTC Participant as to the number of beneficial owners holding shares, directly or indirectly, through such DTC Participant. The Trust shall provide each such DTC Participant with copies of such notice, statement or other communication, in such form, number and at such place as such DTC Participant may reasonably request, in order that such notice, statement or communication may be transmitted by such DTC Participant, directly or indirectly, to such beneficial owners. In addition, the Trust shall pay to each such DTC Participant a fair and reasonable amount as reimbursement for the expenses attendant to such transmittal, all subject to applicable statutory and regulatory requirements.

Share distributions shall be made to DTC or its nominee, Cede & Co., as the registered holder of all shares. DTC or its nominee, upon receipt of any such distributions, shall credit immediately DTC Participants’ accounts with payments in amounts proportionate to their respective beneficial interests in shares as shown on the records of DTC or its nominee. Payments by DTC Participants to Indirect Participants and beneficial owners of shares held through such DTC Participants will be governed by standing instructions and customary practices, as is now the case with securities held for the accounts of customers in bearer form or registered in a “street name,” and will be the responsibility of such DTC Participants.

The Trust has no responsibility or liability for any aspects of the records relating to or notices to beneficial owners, or payments made on account of beneficial ownership interests in such shares, or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests or for any other aspect of the relationship between DTC and the DTC Participants or the relationship between such DTC Participants and the Indirect Participants and beneficial owners owning through such DTC Participants.

DTC may determine to discontinue providing its service with respect to the shares at any time by giving reasonable notice to the Trust and discharging its responsibilities with respect thereto under applicable law.

Under such circumstances, the Trust shall take action either to find a replacement for DTC to perform its functions at a comparable cost or, if such a replacement is unavailable, to issue and deliver printed certificates representing ownership of shares, unless the Trust makes other arrangements with respect thereto satisfactory to the Exchange.

CREATIONS AND REDEMPTIONS

The Trust issues and sells shares of the Fund only in Creation Units on a continuous basis through the Distributor, without a sales load, at the NAV next determined after receipt of an order in proper form as described in the Participant Agreement (as defined below), on any Business Day (as defined below). The number of shares comprising a Creation Unit is set forth in the chart below:

Fund	Creation Unit Size
Developed ex-US Diversified Core ETF	200,000
Emerging Markets Diversified Core ETF	250,000
Emerging Markets Low Volatility High Dividend ETF	120,000
International Low Volatility High Dividend ETF	60,000
Low Volatility High Dividend ETF	50,000
US Diversified Core ETF	100,000

In its discretion, the Manager reserves the right to increase or decrease the number of the Fund’s shares that constitutes a Creation Unit. The Board reserves the right to declare a split or a consolidation in the number of shares outstanding of the Fund, and to make a corresponding change in the number of shares constituting a Creation Unit, in the event that the per share price in the secondary market rises (or declines) to an amount that falls outside the range deemed desirable by the Board.

A “Business Day” with respect to the Fund is each day the Trust is open, including any day that the Fund is required to be open under Section 22(e) of the 1940 Act, which excludes weekends and the following holidays (or the days on which they are observed): New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Orders from Authorized Participants to create or redeem Creation Units will only be accepted on a Business Day.

Fund Deposit

The consideration for purchase of Creation Units consists of Deposit Securities and cash under limited circumstances. The Deposit Securities will correspond pro rata to the positions in the Fund’s portfolio (including cash positions) except (a) in the case of bonds, for minor differences when it is impossible to break up bonds beyond certain minimum sizes needed for transfer and settlement; (b) for minor differences when rounding is necessary to eliminate fractional shares or lots that are not tradeable round lots; or (c) To Be Announced (“TBA”) transactions, short positions, derivatives and other positions that cannot be transferred in kind; (d) to the extent a Fund determines, on a given Business Day, to use a representative sampling of a Fund’s portfolio; or (e) for temporary periods, to effect changes in a Fund’s portfolio as a result of the rebalancing of its Underlying Index (a “Rebalancing”). The Fund may only use sampling for this purpose if the sample: (i) is designed to generate performance that is highly correlated to the performance of the Fund’s portfolio; (ii) consists entirely of instruments that are already included in the Fund’s portfolio; and (iii) is the same for all Authorized Participants on a given Business Day. If there is a difference between the NAV attributable to a Creation Unit and the aggregate market value of the Deposit Securities or Redemption Securities (as defined below) exchanged for the Creation Unit, the party conveying the instruments with the lower value will pay to the other an amount in cash equal to that difference (the “Cash Component”). Together, the Deposit Securities and Cash Component constitute the “Fund Deposit,” which represents the minimum initial and subsequent investment amount for a Creation Unit of the Fund. Except when a fund is Rebalancing, the Deposit Securities and the securities that will be delivered in an in-kind transfer in a redemption (“Redemption Securities”) will be identical.

Purchases and redemptions of Creation Units may be made in whole or in part on a cash basis, rather than in kind, solely under the following circumstances: (a) to the extent there is a Cash Component, as described above; (b) if, on a given Business Day, the Fund announces before the open of trading that all purchases, all redemptions or all purchases and redemptions on that day will be made entirely in cash; (c) if, upon receiving a purchase or redemption order from an Authorized Participant, the Fund determines to require the purchase or redemption, as applicable, to be made entirely in cash; (d) if, on a given Business Day, the Fund requires all Authorized Participants purchasing or redeeming shares on that day to deposit or receive (as applicable) cash in lieu of some or all of the Deposit Securities or Redemption Securities, respectively, solely because: (i) such instruments are not eligible for transfer either through the NSCC process or DTC process; or (ii) in the case of the Fund holding non-U.S. investments, such instruments are not eligible for trading due to local trading restrictions, local restrictions on securities transfers or other similar circumstances; or (e) if the fund permits an Authorized Participant to deposit or receive (as applicable) cash in lieu of some or all of the Deposit Securities or Redemption Securities, respectively, solely because: (i) such instruments are, in the case of the purchase of a Creation Unit, not available in sufficient quantity; (ii) such instruments are not eligible for trading by an Authorized Participant or the investor on whose behalf the Authorized Participant is acting; or (iii) a holder of shares of the Fund holding non-U.S. investments would be subject to unfavorable income tax treatment if the holder receives redemption proceeds in kind. A purchase or redemption of shares made in whole or in part on a cash basis in reliance on (e)(i) or (e)(ii) is known as a “Custom Order.”

The Fund will cause to be published through the NSCC, on each Business Day, prior to the opening of trading on the Exchange (currently 9:30 a.m., Eastern time), the identity and the required number of each Deposit Security and the amount of the Cash Component (if any) to be included in the current Fund Deposit (based on information at the end of the previous Business Day).

Procedures for Creating Creation Units

To be eligible to place orders with the Distributor and to create a Creation Unit of the Fund, an entity must have executed an agreement with the Distributor, subject to acceptance by the Transfer Agent, with respect to creations and redemptions of Creation Units (“Participant Agreement”) (discussed below). Each such entity must be either (i) a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System (the “Clearing Process”) of the NSCC, a clearing agency that is registered with the SEC; or (ii) a DTC Participant. Any entity that has executed a Participant Agreement is referred to as an “Authorized Participant.” All shares of the Fund, however created, will be entered on the records of DTC in the name of its nominee for the account of a DTC Participant.

The date on which an order to create Creation Units (or an order to redeem Creation Units, as discussed below) is placed is referred to as the “Transmittal Date.” Except with respect to each of Emerging Markets Diversified Core ETF and Emerging Markets Low Volatility High Dividend ETF, and in all cases subject to the terms of the applicable Participant Agreement, all orders to create Creation Units of the Fund must be received by the Distributor no later than the closing time of the regular trading session of the Exchange (“Closing Time”) (ordinarily 4:00 p.m., Eastern time) in each case on the date such order is placed for creation of Creation Units to be effected based on the net asset value of shares of the Fund as next determined after receipt of an order in proper form. Custom Orders must be received by the Distributor no later than 3:00 p.m., Eastern time. On days when the Exchange closes earlier than normal (such as the day before a holiday), the Fund other than the Emerging Markets Diversified Core ETF requires standard orders to create Creation Units to be placed by the earlier closing time and Custom Orders to create Creation Units must be received no later than one hour prior to the earlier closing time. Purchase orders for Creation Units in each of Emerging Markets Diversified Core ETF and Emerging Markets Low Volatility High Dividend ETF must be received by the Distributor within a one-hour window after the Closing Time (ordinarily between 4 p.m. and 5 p.m., Eastern time) on the Transmittal Date to receive the net asset value on the next Business Day immediately following the Transmittal Date.

Orders must be transmitted by an Authorized Participant by telephone or other transmission method acceptable to the Distributor pursuant to procedures set forth in the Participant Agreement. Economic or market disruptions or changes, or telephone or other communication failure may impede the ability to reach the Distributor or an Authorized Participant. The Fund reserves the absolute right to reject a purchase order (see “Acceptance of Creation Orders”).

All investor orders to create Creation Units shall be placed with an Authorized Participant in the form required by such Authorized Participant. In addition, an Authorized Participant may request that an investor make certain representations or enter into agreements with respect to an order (to provide for payments of cash). Investors should be aware that their particular broker may not have executed a Participant Agreement and, therefore, orders to create Creation Units of the Fund will have to be placed by the investor’s broker through an Authorized Participant. In such cases, there may be additional charges to such investor.

Creation Units may be created in advance of the receipt by the Fund of all or a portion of the Fund Deposit. In such cases, the Authorized Participant will remain liable for the full deposit of the missing portion(s) of the Fund Deposit and will be required to post collateral with the Fund consisting of cash in an amount not less than 105% of the marked-to-market value of such missing portion(s). The Fund may use such collateral to buy the missing portion(s) of the Fund Deposit at any time and will subject such Authorized Participant to liability for any shortfall between the cost to the Fund of purchasing such securities and the value of such collateral. The Fund will have no liability for any such shortfall. The Fund will return any unused portion of the collateral to the Authorized Participant once the entire Fund Deposit has been properly received by the Distributor and deposited into the Fund.

Orders for creation that are effected outside the Clearing Process are likely to require transmittal by the DTC Participant earlier on the Transmittal Date than orders effected using the Clearing Process. Those persons placing orders outside the Clearing Process should ascertain the deadlines applicable to DTC and the Federal Reserve Bank wire system by contacting the operations department of the broker or depository institution effectuating such transfer of Deposit Securities and Cash Component.

Subject to the conditions that (i) a properly completed irrevocable purchase order has been submitted by the Authorized Participant (either on its own or another investor’s behalf) not later than the Closing Time on the Transmittal Date for all Funds other than each of Emerging Markets Diversified Core ETF and Emerging Markets Low Volatility High Dividend ETF, and no later than one hour after the Closing Time on the Transmittal Date for each of Emerging Markets Diversified Core ETF and Emerging Markets Low Volatility High Dividend ETF, and (ii) arrangements satisfactory to the Fund are in place for payment of the Cash

Component and any other cash amounts which may be due, the Fund will accept the order, subject to its right (and the right of the Distributor and the Manager) to reject any order not submitted in proper form. A Creation Unit of the Fund will not be issued until the transfer of good title to the Fund of the Deposit Securities and the payment of the Cash Component have been completed. Notwithstanding the foregoing, to the extent contemplated by a Participant Agreement, Creation Units will be issued to an Authorized Participant notwithstanding the fact that the corresponding Fund Deposits have not been received in part or in whole, in reliance on the undertaking of such Authorized Participant to deliver the missing Deposit Securities as soon as possible, which undertaking shall be secured by such Authorized Participant’s delivery and maintenance of collateral. The Participant Agreement will permit the Fund to use such collateral to buy the missing Deposit Securities at any time and will subject the Authorized Participant to liability for any shortfall between the cost to the Fund of purchasing such securities and the value of the collateral.As of the date of this SAI for Emerging Markets Low Volatility High Dividend ETF, cash purchases will be required for securities traded in Brazil, Chile, China, India, Malaysia, Qatar, South Korea, Taiwan and United Arab Emirates.

Placement of Creation Orders Outside the Clearing Process

Authorized Participants making payment for orders of Creation Units of shares of the Fund must have international trading capabilities and must effect such transactions “outside” the NSCC Clearing Process. Once the Custodian has been notified of an order to purchase, it will provide such information to the relevant sub-custodian(s) of the Fund. The Custodian shall cause the sub-custodian(s) of the Fund to maintain an account into which the Authorized Participant shall deliver, on behalf of itself or the party on whose behalf it is acting, the Fund Deposit. Deposit Securities must be maintained by the applicable local sub-custodian(s). Following the notice of intention, an irrevocable order to purchase Creation Units, in the form required by the Fund, must be received by the Distributor, as principal underwriter, from an Authorized Participant on its own or another investor’s behalf by the Closing Time on the Transmittal Date.

The Trust must also receive, on or before the contractual settlement date, immediately available or same day funds estimated by the Custodian to be sufficient to pay the Cash Component next determined after receipt in proper form of the purchase order, together with the creation transaction fee described below.

Acceptance of Creation Orders

The Fund and the Distributor reserve the absolute right to reject or revoke acceptance of a creation order transmitted to it in respect to the Fund, for example, if: (i) the order is not in proper form; (ii) the investor(s), upon obtaining the shares ordered, would own 80% or more of the currently outstanding shares of the Fund; (iii) acceptance of the Fund Deposit would have certain adverse tax consequences to the Fund; (iv) acceptance of the Fund Deposit would, in the opinion of the Fund, be unlawful; (v) acceptance of the Fund Deposit would otherwise, in the discretion of the Fund or the Manager, have an adverse effect on the Fund or the rights of beneficial owners of the Fund; or (vi) in the event that circumstances outside the control of the Fund make it for all practical purposes impossible to process creation orders. Examples of such circumstances include acts of God; public service or utility problems such as fires, floods, extreme weather conditions and power outages resulting in telephone, facsimile and computer failures; market conditions or activities causing trading halts; systems failures involving computer or other information systems affecting the Fund, the Manager, the Subadviser, the Custodian, the Distributor, DTC, NSCC’s Continuous Net Settlement System, Federal Reserve, the Transfer Agent or any other participant in the creation process, and other extraordinary events. The Distributor shall notify the Authorized Participant acting on behalf of the creator of a Creation Unit of its rejection of the order of such person. The Fund, the Transfer Agent and the Distributor are under no duty, however, to give notification of any defects or irregularities in the delivery of Fund Deposits nor shall any of them incur any liability for the failure to give any such notification.

All questions as to the number of shares of Deposit Securities and the validity, form, eligibility, and acceptance for deposit of any securities to be delivered and the amount and form of the Cash Component, as applicable, shall be determined by the Fund, and the Fund’s determination shall be final and binding.

Creation Transaction Fee

The Fund imposes a creation transaction fee as listed in the table below on each creation transaction regardless of the number of Creation Units purchased in the transaction.

Fund	Creation Transaction Fee ($)
Developed ex-US Diversified Core ETF	7,000

Emerging Markets Diversified Core ETF	10,000
Emerging Markets Low Volatility High Dividend ETF	5,000
International Low Volatility High Dividend ETF	1,000
Low Volatility High Dividend ETF	350
US Diversified Core ETF	1,500

In the case of cash creations or where the Fund permits a creator to substitute cash in lieu of depositing a portion of the Deposit Securities, the creator may be assessed an additional variable charge of up to 2.0% of the value of a Creation Unit to compensate the Fund for the costs associated with purchasing the applicable securities.

As a result, in order to seek to replicate the in-kind creation order process, the Fund expects to purchase, in the secondary market or otherwise gain exposure to, the portfolio securities that could have been delivered as a result of an in-kind creation order pursuant to local law or market convention, or for other reasons (“Market Purchases”). In such cases where the Fund makes Market Purchases, the Authorized Participant will reimburse the Fund for, among other things, any difference between the market value at which the securities and/or financial instruments were purchased by the Fund and the cash in lieu amount (which amount, at the Manager’s discretion, may be capped), applicable registration fees, brokerage commissions and certain taxes. The Manager may adjust the transaction fee to the extent the composition of the Deposit Securities changes or cash in lieu is added to the Cash Component to protect ongoing shareholders. Creators of Creation Units are responsible for the costs of transferring the securities constituting the Deposit Securities to the account of the Fund.

Redemption of Creation Units

Shares may be redeemed only in Creation Units at their NAV next determined after receipt of a redemption request in proper form on a Business Day and only through an Authorized Participant. Redemption orders for Creation Units in each of Emerging Markets Diversified Core ETF and Emerging Markets Low Volatility High Dividend ETF must be received by the Distributor in proper form within a one-hour window after the Closing Time (ordinarily between 4 p.m. and 5 p.m., Eastern time) on the Transmittal Date to receive the net asset value the Business Day immediately following the Transmittal Date. Redemption orders for Creation Units in the other Funds must be received by the Distributor in proper form no later than the Closing Time on the Transmittal Date to receive the net asset value on the same Transmittal Date

The Fund will not redeem shares in amounts less than Creation Units (except the Fund may redeem shares in amounts less than a Creation Unit in the event the Fund is being liquidated or for other extraordinary purposes, such as a merger). Beneficial owners must accumulate enough shares in the secondary market to constitute a Creation Unit in order to have such shares redeemed by the Trust. However, only Authorized Participants can trade directly with the Fund. There can be no assurance that there will be sufficient liquidity in the public trading market at any time to permit assembly of a Creation Unit. Authorized Participants should expect to incur brokerage and other costs in connection with assembling a sufficient number of shares to constitute a Creation Unit. All redemptions are subject to the procedures contained in the applicable Participant Agreement.

The Fund is responsible for making available, through the NSCC, immediately prior to the opening of business on the Exchange (currently 9:30 a.m., Eastern time) on each Business Day, the identity of the Fund’s Redemption Securities and/or an amount of cash that will be applicable to redemption requests received in proper form (as described below) on that day. Except when the Fund is Rebalancing, the Redemption Securities will be identical to the Deposit Securities.

Redemptions of Creation Units may be made in whole or in part on a cash basis, rather than in kind, solely under the following circumstances: (a) to the extent there is a Cash Component; (b) if, on a given Business Day, the Fund announces before the open of trading that all purchases, all redemptions or all purchases and redemptions on that day will be made entirely in cash; (c) if, upon receiving a redemption order from an Authorized Participant, the Fund determines to require the redemption to be made entirely in cash; (d) if, on a given Business Day, the Fund requires all Authorized Participants redeeming shares on that day to receive cash in lieu of some or all of the Redemption Securities, solely because: (i) such instruments are not eligible for transfer either through the NSCC or DTC; or (ii) in the case of funds holding non-U.S. investments, such instruments are not eligible for trading due to local trading restrictions, local restrictions on securities transfers or other similar circumstances; or (e) if the Fund permits an Authorized Participant to receive cash in lieu of some or all of the Redemption Securities solely because: (i) such instruments are not eligible for trading by an Authorized Participant or the investor on whose behalf the

Authorized Participant is acting; or (ii) a holder of shares of a fund holding non-U.S. investments would be subject to unfavorable income tax treatment if the holder receives redemption proceeds in kind.

An Authorized Participant, or a beneficial owner of shares for which it is acting, subject to a legal restriction with respect to a particular security included in the redemption of a Creation Unit may be paid an equivalent amount of cash. This would specifically prohibit delivery of Redemption Securities that are not registered in reliance upon Rule 144A under the 1933 Act to a redeeming beneficial owner of shares that is not a “qualified institutional buyer,” as such term is defined under Rule 144A of the 1933 Act. The Authorized Participant may request the redeeming beneficial owner of the shares to complete an order form or to enter into agreements with respect to such matters as compensating cash payment.

The right of redemption may be suspended or the date of payment postponed with respect to the Fund: (i) for any period during which the Exchange is closed (other than customary weekend and holiday closings); (ii) for any period during which trading on the Exchange is suspended or restricted; (iii) for any period during which an emergency exists as a result of which disposal of the shares of the Fund or determination of the Fund’s NAV is not reasonably practicable; or (iv) in such other circumstances as permitted by the SEC.

Redemption Transaction Fee

The Fund imposes a redemption transaction fee as listed in the table below on each redemption transaction regardless of the number of Creation Units being redeemed in the transaction.

Fund	Redemption Transaction Fee ($)
Developed ex-US Diversified Core ETF	7,000
Emerging Markets Diversified Core ETF	10,000
Emerging Markets Low Volatility High Dividend ETF	5,000
International Low Volatility High Dividend ETF	1,000
Low Volatility High Dividend ETF	350
US Diversified Core ETF	1,500

An additional variable charge of up to 2.0% of the value of a Creation Unit for cash redemptions or partial cash redemptions (when cash redemptions are permitted or required for the Fund) may also be imposed to compensate the Fund for the costs associated with selling the applicable securities.

In order to seek to replicate the in-kind redemption order process, the Fund expects to sell, in the secondary market, the portfolio securities or settle any financial instruments that may not be permitted to be re-registered in the name of the Authorized Participant as a result of an in-kind redemption order pursuant to local law or market convention, or for other reasons (“Market Sales”). In such cases where the Fund makes Market Sales, the Authorized Participant will reimburse the Fund for, among other things, any difference between the market value at which the securities and/or financial instruments were sold or settled by the Fund and the cash in lieu amount (which amount, at the Manager’s discretion, may be capped), applicable registration fees, brokerage commissions and certain taxes (“Transaction Costs”). The Manager may adjust the transaction fee to the extent the composition of the Redemption Securities changes or cash in lieu is added to the Cash Component to protect ongoing shareholders. In no event will fees charged by the Fund in connection with a redemption exceed 2% of the value of each Creation Unit. Investors who use the services of a broker or other such intermediary may be charged a fee for such services. To the extent the Fund cannot recoup the amount of Transaction Costs incurred in connection with a redemption from the redeeming shareholder because of the 2% cap or otherwise, those Transaction Costs will be borne by the Fund’s remaining shareholders and negatively affect the Fund’s performance.

Placement of Redemption Orders Outside the Clearing Process

Redemption orders for Creation Units in each of Emerging Markets Diversified Core ETF and Emerging Markets Low Volatility High Dividend ETF must be received by the distributor within a one-hour window after the Closing Time (ordinarily between 4 p.m. and 5 p.m., Eastern time) on the Transmittal Date to receive the net asset value on the next Business Day immediately following the Transmittal Date. Redemption orders for Creation Units of the other Funds must be received by the

Distributor no later than the Closing Time on the Transmittal Date to receive the net asset value next determined after receipt of the order in proper form on the Transmittal Date.

Arrangements satisfactory to the Fund must be in place for the Authorized Participant to transfer the Creation Units through DTC on or before the contractual settlement date. Redemptions of shares for Redemption Securities will be subject to compliance with applicable U.S. federal and state securities laws and the Fund (whether or not it otherwise permits or requires cash redemptions) reserves the right to redeem Creation Units for cash to the extent that the Fund could not lawfully deliver specific Redemption Securities upon redemptions or could not do so without first registering the Deposit Securities under such laws.

In connection with taking delivery of shares for Redemption Securities upon redemption of Creation Units, a redeeming shareholder or entity acting on behalf of a redeeming shareholder must maintain appropriate custody arrangements with a qualified broker-dealer, bank or other custody providers in each jurisdiction in which any of the Redemption Securities are customarily traded, to which account such Redemption Securities will be delivered. If neither the redeeming shareholder nor the entity acting on behalf of a redeeming shareholder has appropriate arrangements to take delivery of the Redemption Securities in the applicable foreign jurisdiction and it is not possible to make other such arrangements, or if it is not possible to effect deliveries of the Redemption Securities in such jurisdictions, the Fund may, in its discretion, exercise its option to redeem such shares in cash, and the redeeming shareholder will be required to receive its redemption proceeds in cash.

Regular Foreign Holidays

The Fund may effect deliveries of Creation Units and portfolio securities on a basis other than the contractually settled date in order to accommodate local holiday schedules, to account for different treatment among foreign and U.S. markets of dividend record dates and ex-dividend dates or under certain other circumstances. The ability of the Trust to effect in-kind creations and redemptions by the contractually settled date is subject, among other things, to the condition that, within the time period from the date of the order to the date of delivery of the securities, there are no days that are holidays in the applicable foreign market. For every occurrence of one or more intervening holidays in the applicable foreign market that are not holidays observed in the U.S. equity market, the redemption settlement cycle may be extended by the number of such intervening holidays. In addition to holidays, other unforeseeable closings in a foreign market due to emergencies may also prevent the Trust from delivering securities within normal settlement periods. The securities delivery cycles currently practicable for transferring portfolio securities to redeeming Authorized Participants, coupled with foreign market holiday schedules, will require a delivery process longer than seven calendar days for the Fund, in certain circumstances. The holidays applicable to the Fund during such periods are listed below, as are instances where more than seven days will be needed to deliver redemption proceeds. Although certain holidays may occur on different dates in subsequent years, the number of days required to deliver redemption proceeds in any given year is not expected to exceed the maximum number of days listed below for the funds. The proclamation of new holidays, the treatment by market participants of certain days as “informal holidays” (e.g., days on which no or limited securities transactions occur, as a result of substantially shortened trading hours), the elimination of existing holidays, or changes in local securities delivery practices, could affect the information set forth herein at some time in the future. Because the portfolio securities of the Fund may trade on days that the Exchange is closed or on days that are not Business Days for the funds, Authorized Participants may not be able to redeem their shares of the Fund, or to purchase and sell shares of the funds on the Exchange, on days when the net asset values of the funds could be significantly affected by events in the relevant non-U.S. markets.

Market Holidays - Calendar Year 2019

ARGENTINA

January 1	April 18	June 20	October 14

March 4	April 19	July 8	November 6

March 5	May 1	July 9	November 18

April 2	June 17	August 19	December 25

AUSTRALIA

January 1	April 22	December 24	December 31

January 28	April 25	December 25

April 19	June 10	December 26

AUSTRIA

January 1	May 1	August 15	December 25

April 19	May 30	November 1	December 26

April 22	June 10	December 24	December 31

BELGIUM

January 1	April 22	December 25

April 19	December 24	December 26

BRAZIL

January 1	March 6	July 9	December 25

January 25	April 19	November 12	December 31

March 4	May 1	November 15

March 5	June 20	December 24

CANADA

January 1	May 20	September 2	December 25

February 18	July 1	October 14	December 26

April 19	August 5

CHILE

January 1	July 16	September 19	November 1

April 19	August 15	September 20	December 25

May 1	September 18	October 31	December 31

May 21

CHINA

January 1	February 7	June 7	October 2

February 4	February 8	June 17	October 3

February 5	April 5	September 13	October 4

February 6	May 1	October 1	October 7

December 25

COLOMBIA

January 1	April 19	July 1	October 14

January 7	May 1	August 7	November 4

March 19	May 14	August 15	November 11

March 25	June 3	August 19	December 25

April 18	June 24

CZECH REPUBLIC

January 1	May 1	October 28	December 25

April 19	May 8	December 24	December 26

April 22	July 5

DENMARK

January 1	April 22	May 31	December 24

April 18	May 17	June 5	December 25

April 19	May 30	June 10	December 31

EGYPT

January 1	April 29	June 5	August 12

January 7	May 1	June 6	August 13

January 24	June 4	July 1	August 14

April 25		July 23	August 15

The Egyptian market is closed every Friday.

FINLAND

January 1	May 1	December 26

April 19	December 25

April 22

FRANCE

January 1	December 25

April 19	December 26

April 22

May 1

GERMANY

January 1	May 1	October 3

March 4	May 30	November 1

April 19	June 10	December 25

April 22	June 20	December 26

GREECE

January 1	April 22	May 1	October 28

March 11	April 26	June 17	December 25

March 25	April 29	August 15	December 26

April 19

HONG KONG

January 1	April 5	May 13	October 1	December 24

February 4	April 18	June 7	October 2	December 25

February 5	April 19	June 17	October 3	December 26

February 6	April 22	June 28	October 4	December 31

February 7	May 1	July 1	October 7

February 8	May 10	September 13

HUNGARY

January 1		October 23	December 27

March 15	May 1	November 1

April 2	June 10	December 24

April 19	August 19	December 25

April 22	August 20	December 26

INDIA

March 4	June 5	October 2	December 25

March 21	August 12	October 7

April 17	August 15	October 8

April 19	September 2	October 28

May 1	September 10	November 12

INDONESIA

January 1	April 3	June 3	August 12

February 5	April 19	June 4	December 24

February 15	May 1	June 5	December 25

March 7	May 19	June 6

	May 30	June 7

IRELAND

January 1	April 19	May 27	September 2	December 24

January 21	April 22	June 3	October 14	December 25

February 18	May 1	July 4	October 28	December 26

March 18	May 6	August 5	November 11	December 31

		August 26	November 28

ISRAEL

March 21	May 9	August 11	October 9

April 9	June 9	September 30	October 14	October 21

April 26	June 10	October 1

May 8	July 22	October 8

The Israeli Market is closed every Friday.

ITALY

January 1	August 15	December 31

April 19	December 24

April 22	December 25

May 1	December 26

JAPAN

January 1	March 21	May 2	August 12	October 22

January 2	April 29	May 3	September 16	November 4

January 3	April 30	May 6	September 23	December 23

January 14	May 1	July 15	October 14	December 31

February 11

MALAYSIA

January 1	May 1	August 12	October 28

January 21	May 20	August 13	December 25

February 1	May 22	September 2

February 5	June 5	September 9

February 6	June 6	September 16

MEXICO

January 1	April 19	December 12

February 4	May 1	December 25

March 18	September 16

April 18	November 18

NETHERLANDS

January 1	June 10

April 19	December 25

April 22	December 26

May 30	December 31

NEW ZEALAND

January 1	April 2	June 3

January 2	April 19	June 4

February 6	April 22	October 22	December 25

March 30	April 25	October 28	December 26

NORWAY

January 1	May 17	December 25

April 18	May 30	December 26

April 19	June 10

April 22	December 24

May 1

PERU

January 1	July 29	December 25

April 18	August 30

April 19	October 8

May 1	November 1

PHILIPPINES

January 1	April 18	August 21	December 25

February 5	April 19	August 26	December 30

February 25	May 1	November 1	December 31

April 9	June 12	December 24

POLAND

January 1	June 20	December 25

April 22	August 15	December 26

May 1	November 1

May 3	November 11

PORTUGAL

January 1	April 25	December 26

April 19	May 1

April 22	December 25

QATAR

January 1		August 11

February 12	June 4	August 12

March 3	June 5	August 13

	June 6	December 18

The Qatar Market is closed every Friday.

RUSSIA

January 1	May 1	November 15

January 2	May 9

January 7	June 12

March 8	November 4

SINGAPORE

January 1	April 19	August 9

February 5	May 1	August 12

February 6	May 20	October 28

February 15	June 5	December 25

SOUTH AFRICA

January 1	May 1	December 16

March 21	June 17	December 25

April 19	August 9	December 26

April 22	September 24

SOUTH KOREA

January 1		May 6	September 12	December 25

February 4	March 1	May 13	September 13

February 5	May 1	June 6	October 3

February 6	May 5	August 15	October 9

SPAIN

January 1	June 20	October 12	December 26

April 18	July 25	November 1

April 19	August 15	December 6

April 22	September 11	December 25

SWEDEN

January 1	June 6	December 31

April 19	June 21

April 22	December 24

May 1	December 25

May 30	December 26

SWITZERLAND

January 1	May 1	December 25

January 2	May 30	December 26

April 19	June 10

April 22	August 1

TAIWAN

January 1	February 7	April 4	September 13

February 4	February 8	April 5	October 10

February 5	February 28	May 1	October 11

February 6	March 1	June 7

THAILAND

January 1	April 16	July 16	October 14	December 31

February 19	April 17	July 17	October 23

April 8	May 1	July 29	December 5

April 15	May 20	August 12	December 10

TURKEY

January 1	June 5	August 12	August 30

April 23	June 6	August 13	October 29

May 1	July 15	August 14

June 4		August 15

UNITED ARAB EMIRATES

January 1	June 4	August 11	September 2	December 2

January 21	June 5	August 12	October 14	December 3

February 18	June 6	August 13	November 10	December 25

April 3	July 4	August 14	November 11

May 27		September 1	November 28

The UAE market is closed every Friday.

UNITED KINGDOM

January 1	May 1	August 26	December 25

January 21	May 6	October 14	December 26

February 18	May 27	November 11	December 31

April 19	July 4	November 28

April 22	September 2	December 24

Market Holidays - Calendar Year 2020

Argentina

January 01	April 02	May 25	October 12	December 08

February 24	April 09	June 17	October 18	December 25

February 25	April 10	July 09	November 23	December 31

March 24	May 01	August 17	December 07

Australia

January 01	April 10	May 04	August 12	November 03

January 27	April 13	June 01	September 28	December 24

March 02	April 14	June 08	October 02	December 25

March 09	April 27	August 03	October 05	December 28

December 31

Austria

January 01	May 21	October 26

January 06	June 01	December 08

April 13	June 11	December 25

May 01	September 24

Belgium

January 01	May 21	November 02

January 06	May 22	November 11

April 13	June 01	December 25

May 01	July 21

Brazil

January 01	May 01	October 12	December 25

February 25	June 11	October 30

April 10	July 09	November 02

April 21	September 07	November 20

Canada

January 01	April 10	May 18	July 09	September 07

February 10	April 13	June 22	July 13	October 12

February 17	April 20	June 24	August 03	November 11

March 16	May 10	July 01	August 17	December 25

December 28

Chile

January 01	June 29	October 12

April 10	July 16	November 02

May 01	September 18	December 08

May 21	August 19	December 25

China

January 01	January 29	May 01	October 05

January 24	January 30	June 25	October 06

January 27	January 31	October 01	October 07

January 28	April 06	October 02

Colombia

January 01	April 10	June 22	August 17	December 08

January 06	May 01	June 29	October 12	December 25

March 19	May 25	July 20	November 02

April 09	June 15	August 07	November 16

Czech Republic

January 01	May 08	November 17

April 10	July 06	December 24

April 13	September 28	December 25

May 01	October 28

Denmark

January 01	May 01	June 05

April 09	May 08	December 24

April 10	May 21	December 25

April 13	June 01	December 31

Egypt

January 07	May 25	July 23	August 20

April 19	May 26	August 01	October 06

April 20	May 27	August 02	October 29

May 24	June 30	August 03

The Egyptian market is closed every Friday.

Finland

January 01	May 01	December 25

January 06	May 21

April 10	June 19

April 13	December 24

France

January 01	May 08	November 11

April 10	May 21	December 25

April 13	June 01

May 01	July 14

Germany

January 01	April 13	June 01

January 06	May 01	June 11

February 24	May 08	November 18

April 10	May 21	December 25

Greece

January 01	April 17	October 28

January 06	April 20	December 25

March 02	May 01

March 25	June 08

Hong Kong

January 01	April 30	October 01

January 28	May 01	October 02

April 10	June 25	December 25

April 13	July 01	December 28

Hungary

January 01	June 01	December 25

April 10	August 20

April 13	August 21

May 01	October 23

Indonesia

January 01	May 07	June 01	October 29

March 25	May 21	July 31	December 25

April 10	May 25	August 17

May 01	May 26	August 20

Ireland

January 01	May 04	December 25

March 17	June 01	December 28

April 10	August 03

April 13	October 26

Israel

March 10	May 31	September 28

April 09	July 30	October 11

April 16	August 19

April 29	August 20

The Israeli Market is closed every Friday.

Italy

January 01	April 28	June 29	December 08

January 06	May 01	July 15	December 25

March 19	June 02	November 02

April 13	June 24	December 07

Japan

January 01	May 04	August 11	November 03

January 13	May 05	September 21	November 23

February 11	May 06	September 22	December 23

April 29	July 20	October 12

Malaysia

January 01	April 10	May 07	June 02	July 31	September 16	November 02	December 11

January 14	April 15	May 08	July 07	August 20	October 12	November 05	December 25

March 04	April 24	May 25	July 17	August 31	October 15	November 11

March 23	May 01	June 01	July 22	September 09	October 29	November 12

Mexico

January 01	April 10	October 12

February 03	May 01	November 02

March 16	May 05	November 16

April 09	September 16	December 25

Netherlands

January 01	May 04	December 25

April 10	May 05

April 13	May 21

April 27	June 01

New Zealand

January 01	February 03	April 10	June 01	November 02

January 02	February 06	April 13	September 28	November 13

January 20	March 09	April 14	October 23	November 30

January 27	March 23	April 27	October 26	December 25

Norway

January 01	May 01	December 25

April 09	May 21

April 10	June 01

April 13	December 24

Peru

January 01	July 29

May 01	October 08

June 29	December 08

July 28	December 25

Philippines

January 01	April 10	July 31	December 08	December 31

February 25	May 01	August 21	December 24

March 16	June 12	August 31	December 25

April 09	June 24	November 30	December 30

Poland

January 01	May 26

January 06	June 11

April 13	June 23

May 01	December 25

Portugal

January 01	June 10	December 01

March 19	June 11	December 08

April 10	June 24	December 25

May 01	October 05

Qatar

February 11	May 26	August 02

March 01	May 27	August 03

March 24	May 28	August 04

March 25	July 30

The Qatar Market is closed every Friday.

Russia

January 01	January 07	May 04

January 02	February 24	May 11

January 03	March 09	June 12

January 06	May 01	November 04

Singapore

January 01	July 31

April 10	December 25

May 01

May 07

South Africa

January 01	May 01	December 16

April 10	June 16	December 25

April 13	August 10	December 28

April 27	September 24

South Korea

January 01	May 05	October 02

January 24	July 17	October 09

April 30	September 30	December 25

May 01	October 01

Sweden

January 01	April 30	December 24

January 06	May 01	December 25

April 10	May 21	December 31

April 13	June 19

Switzerland

January 01	April 02	May 01	June 11	September 14	December 25

January 02	April 10	May 21	June 23	September 21	December 31

January 06	April 13	June 01	June 29	September 25

March 19	April 20	June 07	September 10	December 08

Taiwan

January 01	January 29	May 01	October 09

January 24	February 28	June 25	December 31

January 27	April 03	June 26

January 28	April 06	October 01

Thailand

January 01	April 13	May 07	October 13	December 31

January 02	April 14	May 21	October 23

March 09	April 15	July 28	December 07

April 06	May 01	August 12	December 10

Turkey

January 01	May 25	July 31

April 23	May 26	August 03

May 01	May 27	October 29

May 19	July 15

United Arab Emirates

January 01	May 26	October 29

March 22	July 30	November 30

May 24	August 02	December 02

May 25	August 20	December 03

The UAE market is closed every Friday.

United Kingdom

January 01	April 10	May 25	November 05

January 02	April 13	July 13	November 30

February 25	April 23	August 03	December 25

March 17	May 04	August 31	December 28

Redemptions. The longest redemption cycle for the Fund is a function of the longest redemption cycle among the countries whose securities comprise the Fund. In the calendar years 2019 and 2020, the dates of regular holidays affecting the following securities markets present the worst case (longest) redemption cycle* for the Fund as follows:

SETTLEMENT PERIODS GREATER THAN SEVEN DAYS FOR YEAR 2019

Country	Beginning of Settlement Period	End of Settlement Period	Number of Days in Settlement Period
China	1/30/19 1/31/19 2/1/19	2/11/19 2/12/19 2/13/19	12 12 12
	9/26/19 9/27/19 9/30/19	10/8/19 10/9/19 10/10/19	12 12 10

SETTLEMENT PERIODS GREATER THAN SEVEN DAYS FOR YEAR 2020

Country	Beginning of Settlement Period	End of Settlement Period	Number of Days in Settlement Period
China	1/21/20 1/22/20 1/23/20	2/3/20 2/4/20 2/5/20	13 13 12
	9/28/20 9/29/20 9/30/19	10/8/20 10/9/20 10/12/20	10 10 12

DETERMINATION OF NET ASSET VALUE

The net asset value per share of the Fund is calculated on each day, Monday through Friday, except days on which the NYSE is closed. As of the date of this SAI, the NYSE is normally open for trading every weekday except in the event of an emergency or for the following holidays (or the days on which they are observed): New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Please see the Prospectus for a description of the procedures used by the Fund in valuing its assets.

PORTFOLIO TRANSACTIONS AND BROKERAGE

Portfolio Transactions

Pursuant to the Subadvisory Agreement and subject to the general supervision of the Board and in accordance with the Fund’s investment objectives and strategies, the Subadviser is responsible for the execution of the Fund’s portfolio transactions with respect to assets allocated to the Subadviser. The Subadviser is authorized to place orders pursuant to its investment determinations for the Fund either directly with the issuer or with any broker or dealer, foreign currency dealer, futures commission merchant or others selected by it.

In certain instances, there may be securities that are suitable as an investment for the Fund as well as for one or more of the other clients of the Subadviser. Investment decisions for the Fund and for the Subadviser’s other clients are made with a view to achieving their respective investment objectives. It may develop that a particular security is bought or sold for only one client even though it might be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more clients are selling the same security. Some simultaneous transactions are inevitable when several clients receive investment advice from the same investment adviser, particularly when the same security is suitable for the investment objectives of more than one client. When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed to be equitable to each. It is recognized that in some cases this system could adversely affect the price of or the size of the position obtainable in a security for the Fund. When purchases or sales of the same security for the Fund and for other portfolios managed by the Subadviser occur contemporaneously, the purchase or sale orders may be aggregated in order to obtain any price advantages available to large volume purchases or sales.

Transactions on stock exchanges and other agency transactions involve the payment of negotiated brokerage commissions by the Fund. Transactions in foreign securities often involve the payment of brokerage commissions that may be higher than those in the United States. Fixed income securities are generally traded on a net basis (i.e., without a commission) through dealers acting as principal for their own account and not as brokers. This means that a dealer makes a market for securities by offering to buy at one price and selling the security at a slightly higher price. The difference between the prices is known as a “spread.” Other portfolio transactions may be executed through brokers acting as agents and the Fund will pay a spread or commission in connection with such transactions. The cost of securities purchased from underwriters includes an underwriting commission, concession or a net price. The Fund may also purchase securities directly from the issuer. The aggregate brokerage commissions paid by the Fund for the three most recent fiscal years or periods, as applicable, are set forth below under “Aggregate Brokerage Commissions Paid.”

Brokerage and Research Services

The general policy of the Subadviser in selecting brokers and dealers is to obtain the best results achievable in the context of a number of factors which are considered both in relation to individual trades and broader trading patterns. The Fund may not always pay the lowest commission or spread available. Rather, in placing orders on behalf of the Fund, the Subadviser also takes into account other factors bearing on the overall quality of execution, such as size of the order, difficulty of execution, the reliability of the broker/dealer, the competitiveness of the price and the commission, the research services received and whether the broker/dealer commits its own capital.

In connection with the selection of such brokers or dealers and the placing of such orders, subject to applicable law, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the 1934 Act) to the Fund and/or the other accounts over which the Subadviser or its affiliates exercise investment discretion. The Subadviser is authorized to pay a broker or dealer that provides such brokerage and research services a commission for executing a portfolio transaction for the Fund which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Subadviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. Investment research services include information and analysis on particular companies and industries as well as market or economic trends and portfolio strategy, market quotations for portfolio evaluations, analytical software and similar products and services. If a research service also assists the Subadviser in a non-research capacity (such as bookkeeping or other administrative functions), then only the percentage or component that provides assistance to the Subadviser in the investment decision making process may be paid in commission dollars. This determination may be viewed in terms of either that particular transaction or the overall responsibilities that the Subadviser and its affiliates have with respect to accounts over which they exercise investment discretion. The Subadviser may also have arrangements with brokers pursuant to which such brokers provide research services to the Subadviser in exchange for a certain volume of brokerage transactions to be executed by such brokers. While the payment of higher commissions increases the Fund’s costs, the Subadviser does not believe that the receipt of such brokerage and research services significantly reduces its expenses as Subadviser. Arrangements for the receipt of research services from brokers (so-called “soft dollar” arrangements) may create conflicts of interest. Although the Subadviser is authorized to use soft dollar arrangements in order to obtain research services, it is not required to do so, and the Subadviser may not be able or may choose not to use soft dollar arrangements because of regulatory restrictions, operational considerations or for other reasons.

Research services furnished to the Subadviser by brokers that effect securities transactions for the Fund may be used by the Subadviser in servicing other investment companies and accounts which the Subadviser manages. Similarly, research services furnished to the Subadviser by brokers that effect securities transactions for other investment companies and accounts which the Subadviser manages may be used by the Subadviser in servicing the Fund. Not all of these research services are used by the Subadviser in managing any particular account, including the Fund.

Firms that provide research and brokerage services to the Subadviser may also promote the sale of the Fund or other pooled investment vehicles advised by the Subadviser, and the Subadviser and/or its affiliates may separately compensate them for doing so. Such brokerage business is placed on the basis of brokerage and research services provided by the firm and is not based on any sales of the Fund or other pooled investment vehicles advised by the Subadviser.

The Fund contemplates that, consistent with the policy of obtaining the best net results, brokerage transactions may be conducted through “affiliated broker/dealers,” as defined in the 1940 Act. The Fund’s Board has adopted procedures in accordance with Rule 17e-1 under the 1940 Act to ensure that all brokerage commissions paid to such affiliates are reasonable and fair in the context of the market in which such affiliates operate. For the three most recent fiscal periods (as applicable), the Fund did not pay any brokerage commission to its affiliates.

For the fiscal period ended October 31, 2018, the Fund did not direct any brokerage transactions related to research services and did not pay any brokerage commissions related to research services.

Aggregate Brokerage Commissions Paid

The table below shows the aggregate brokerage commissions paid by the Fund during the periods indicated.

Fund	For the Fiscal Period Ended October 31,	Aggregate Brokerage Commissions Paid ($)
US Diversified Core ETF	2018	318
	2017	420
	2016	357

Emerging Markets Diversified Core ETF	2018	6,548
	2017	7,010
	2016	5,176

Developed ex-US Diversified Core ETF	2018	2,198
	2017	1,872
	2016	1,387

Low Volatility High Dividend ETF	2018	127,141*
	2017	28,640
	2016	10,486

International Low Volatility High Dividend ETF	2018	23,142*
	2017	8,805
	2016	526

Emerging Markets Low Volatility High Dividend ETF	2018	4,444
	2017	3,577

*            The increase in brokerage commissions from November 1, 2017 to October 31, 2018 was due to an increase in assets under management.

Securities of Regular Broker/Dealers

As of October 31, 2018, the value of the Fund’s holdings of the securities of its regular broker/dealers (as defined in Rule 10b-1 under the 1940 Act) were as follows:

Fund	Broker/Dealer	Type of Security Owned D=Debt E=Equity	Market Value (000’s) ($)
US Diversified Core ETF	JPMorgan Chase & Co.	E	8
	T.Rowe Price Group Inc.	E	1

Portfolio Turnover

For reporting purposes, the Fund’s portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the fiscal year by the monthly average of the value of the portfolio securities owned by the Fund during the fiscal year. In determining such portfolio turnover, all securities whose maturities at the time of acquisition were one year or less are excluded. A 100% portfolio turnover rate would occur, for example, if all of the securities in the Fund’s investment portfolio (other than short-term money market securities) were replaced once during the fiscal year.

In the event that portfolio turnover increases, this increase necessarily results in correspondingly greater transaction costs which must be paid by the Fund. To the extent the portfolio trading results in recognition of net short-term capital gains, shareholders will be taxed on distributions of such gains at ordinary tax rates (except shareholders who invest through IRAs and other retirement plans which are not taxed currently on accumulations in their accounts).

Portfolio turnover will not be a limiting factor should the Subadviser deem it advisable to purchase or sell securities.

Fund	For the Fiscal Period Ended 2018 (%)	For the Fiscal Period Ended 2017 (%)
US Diversified Core ETF	24	29
Emerging Markets Diversified Core ETF	30	27
Developed ex-US Diversified Core ETF	19	29
Low Volatility High Dividend ETF	44	28
International Low Volatility High Dividend ETF	41	31

Emerging Markets Low Volatility High Dividend ETF	27	25

SHARE OWNERSHIP

Principal Shareholders

DTC is the securities depository for the shares of the Trust, and shares of the Fund are registered in the name of DTC or its nominee. Although the Fund does not have information concerning the beneficial ownership of shares held in the names of DTC participants, as of February 6, 2019, the name and percentage ownership of each DTC participant that owned of record 5% or more of the outstanding shares of the Fund were as follows:

Fund	Name and Address	Percent of Ownership (%)

Developed ex-US Diversified Core ETF	Merrill Lynch, Pierce Fenner & Smith/8862 MLPF Earl Weeks 4804 Deerlake Dr. E. Jacksonville, FL 32246	73.55

	JP Morgan Securities, LLC/JPMC John Fay 500 Stanton Christiana Road, OPS 4 3rd Floor Newark, DE 19713	17.96

Emerging Markets Diversified Core ETF	Merrill Lynch, Pierce Fenner & Smith/8862 MLPF Earl Weeks 4804 Deerlake Dr. E. Jacksonville, FL 32246	42.13

	JP Morgan Securities, LLC/JPMC John Fay 500 Stanton Christiana Road, OPS 4 3rd Floor Newark, DE 19713	33.63

	Charles Schwab & Co. Inc Christina Young 2423 E. Lincoln Drive Phoenix, AZ 85016	7.04

US Diversified Core ETF	Interactive Brokers Retail Equity Clearing Karin McCarthy 8 Greenwich Office Park Greenwich, CT 06831	47.69

Fund	Name and Address	Percent of Ownership (%)

	LPL Financial Corporation Kristin Kennedy 9785 Towne Center Drive San Diego, CA 92121	14.27

	Merrill Lynch, Pierce Fenner & Smith Earl Weeks 4804 Deerlake Dr. E. Jacksonville, FL 32246	11.51

	Merrill Lynch, Pierce Fenner & Smith/8862 MLPF Earl Weeks 4804 Deerlake Dr. E. Jacksonville, FL 32246	9.66

Fund	Name and Address	Percent of Ownership (%)

International Low Volatility High Dividend ETF	The Bank of New York Mellon Jennifer May 525 William Penn Place Suite 153-0400 Pittsburgh, PA15259	70.08

	National Financial Services LLC Peter Closs 499 Washington Blvd. Jersey City, NJ 07310	5.26

	Charles Schwab & Co. Inc Christina Young 2423 E. Lincoln Drive Phoenix, AZ 85016	5.18

Low Volatility High Dividend ETF
	The Bank of New York Mellon Jennifer May 525 William Penn Place Suite 153-0400 Pittsburgh, PA15259	32.69

TD Ameritrade Clearing Inc. Suzanne Brodd 200 S. 108th Ave. Omaha, NE 68154	24.29

Morgan Stanley Smith Barney LLC John Barry 1300 Thames Street 6th Floor Baltimore, MD 21231	6.12

LPL Financial Corporation Kristin Kennedy 9785 Towne Center Drive San Diego, CA 92121	5.95

Fund	Name and Address	Percent of Ownership (%)
Emerging Markets Low Volatility High Dividend ETF
	LPL Financial Corporation Kristin Kennedy 9785 Towne Center Drive San Diego, CA 92121	18.07

	American Enterprise Investment Svc Erin Stieler 682 AMP Financial Center Minneapolis, MN 55474	17.56

	JP Morgan Securities, LLC/JPMC John Fay 500 Stanton Christiana Road, OPS 4 3rd Floor Newark, DE 19713	17.20
	National Financial Services LLC 200 Liberty Street New York, NY 10281	12.37

	Merrill Lynch, Pierce Fenner & Smith/8862 MLPF Earl Weeks 4804 Deerlake Dr. E. Jacksonville, FL 32246	11.87

	Merrill Lynch, Pierce Fenner & Smith Earl Weeks 4804 Deerlake Dr. E. Jacksonville, FL 32246	8.93

As of February 6, 2019, the Trustees and officers of the Trust, as a group, owned less than 1% of the outstanding shares of the Fund.

DISTRIBUTOR

Legg Mason Investor Services, LLC, a wholly-owned broker/dealer subsidiary of Legg Mason, located at 100 International Drive, Baltimore, Maryland 21202, serves as the sole and exclusive distributor of the Fund pursuant to a written agreement (the “Distribution Agreement”).

Shares of the Fund are continuously offered by the Distributor only in Creation Units, as described in the Fund’s Prospectus and above in the “Creations and Redemptions” section of this SAI. Fund shares in amounts less than Creation Units are generally not distributed by the Distributor or its agent. The Distributor or its agent will arrange for the delivery of the Fund’s Prospectus and, upon request, this SAI to persons purchasing Creation Units and will maintain records of both orders placed with it or its agents and confirmations of acceptance furnished by it or its agents. The Distributor is a broker-dealer registered under the 1934 Act, and a member of the FINRA. The Distributor is also licensed as a broker-dealer in all fifty U.S. states as well as in Puerto Rico, the U.S. Virgin Islands and the District of Columbia.

The Distribution Agreement is renewable from year to year with respect to the Fund if approved (a) by the Board or by a vote of a majority of the Fund’s outstanding voting securities, and (b) by the affirmative vote of a majority of Trustees who are not parties to such agreement or interested persons of any party by votes cast in person at a meeting called for such purpose.

The Distribution Agreement is terminable with respect to the Fund without penalty by the Board or by vote of a majority of the outstanding voting securities of the Fund, or by the Distributor, on not less than 60 days’ written notice to the other party (unless the notice period is waived by mutual consent). The Distribution Agreement will automatically and immediately terminate in the event of its assignment.

Legg Mason or its affiliates may, from time to time and from their own resources, pay, defray or absorb costs relating to distribution, including payments out of their own resources to the distributor, or to otherwise promote the sale of shares.

Legg Mason and/or its affiliates pay certain broker-dealers, registered investment advisers, banks and other financial intermediaries (“Intermediaries”) for certain activities related to the Fund or exchange-traded products in general. Legg Mason and/or its affiliates make these payments from their own assets and not from the assets of the Fund. Although a portion of Legg Mason’s revenue comes directly or indirectly in part from fees paid by the Fund, these payments do not increase the price paid by investors for the purchase of shares of, or the cost of owning, the Fund. Legg Mason and/or its affiliates make payments for Intermediaries’ participation in activities that are designed to make registered representatives, other professionals and individual investors more knowledgeable about exchange-traded products, including the Fund, or for other activities, such as participation in marketing activities and presentations, educational training programs, conferences, the development of technology platforms and reporting systems (“Education Costs”). Legg Mason and/or its affiliates also make payments to Intermediaries for certain printing, publishing and mailing costs associated with the Fund or materials relating to exchange-traded products in general (“Publishing Costs”). In addition, Legg Mason and/or its affiliates make payments to Intermediaries that make shares of the Fund available to their clients, develop new products that feature the Fund or otherwise promote the Fund. Legg Mason and/or its affiliates may also reimburse expenses or make payments from their own assets to Intermediaries or other persons in consideration of services or other activities that Legg Mason and/or its affiliates believe may benefit the exchange-traded products business or facilitate investment in the Fund.

Payments to an Intermediary may be significant to the Intermediary, and amounts that Intermediaries pay to your salesperson or other investment professional may also be significant for your salesperson or other investment professional. Because an Intermediary may make decisions about which investment options it will recommend or make available to its clients or what services to provide for various products based on payments it receives or is eligible to receive, such payments may create conflicts of interest between the Intermediary and its clients and these financial incentives may cause the Intermediary to recommend the Fund over other investments. The same conflicts of interest and financial incentives exist with respect to your salesperson or other investment professional if he or she receives similar payments from his or her Intermediary firm.

Legg Mason and/or its affiliates make Education Costs and Publishing Costs payments to other Intermediaries based on any number of metrics. For example, Legg Mason and/or its affiliates may make payments at year-end or other intervals in a fixed amount, an amount based upon an Intermediary’s services at defined levels or an amount based on the Intermediary’s net sales of one or more funds in a year or other period, any of which arrangements may include an agreed-upon minimum or maximum payment, or any combination of the foregoing. Please contact your salesperson or other investment professional for more information regarding any such payments his or her Intermediary firm may receive. Any payments made by Legg Mason and/or its affiliates to an Intermediary may create the incentive for an Intermediary to encourage customers to buy shares of the Fund.

In addition, Legg Mason and/or its affiliates may enter into other contractual arrangements with Intermediaries that Legg Mason and/or its affiliates believe may benefit the ETF business or facilitate investment in Legg Mason-sponsored ETFs. Such agreements may include payments by Legg Mason and/or its affiliates to such Intermediaries for data collection and provision, technology support, platform enhancement, or co-marketing and cross-promotional efforts. Payments made pursuant to such arrangements may vary in any year and may be different for different Intermediaries. In certain cases, the payments described in the preceding sentence may be subject to certain minimum payment levels. Such payments will not be asset- or revenue-based.

The Fund may participate in certain market maker incentive programs of a national securities exchange in which an affiliate of the Fund would pay a fee to the exchange used for the purpose of incentivizing one or more market makers in the securities of the Fund to enhance the liquidity and quality of the secondary market of securities of the Fund. The fee would then be credited by the exchange to one or more market makers that meet or exceed liquidity and market quality standards with respect to the securities of the Fund. Each market maker incentive program is subject to approval from the SEC. Any such fee payments made to an exchange will be made by an affiliate of the Fund solely for the benefit of the Fund and will not be paid from any Fund assets. Other funds managed by Legg Mason participate in such programs.

Distribution and Service Plan

The Board has adopted a distribution and service plan (the “12b-1 Plan”) pursuant to Rule 12b-1 under the 1940 Act. Under the 12b-1 Plan, the Fund is authorized to pay distribution fees in connection with the sale and distribution of its shares and pay service fees in connection with the provision of ongoing services to shareholders and the maintenance of shareholder accounts in an amount up to 0.25% of its average daily net assets each year.

No Rule 12b-1 fees are currently paid by the Fund, and there are no current plans to impose these fees. However, in the event Rule 12b-1 fees are charged in the future, because these fees would be paid out of the Fund’s assets on an ongoing basis, these fees would increase the cost of your investment in the Fund. By purchasing shares subject to distribution fees and service fees, you might pay more over time than you would by purchasing shares with other types of sales charge arrangements. Long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charge permitted by the rules of FINRA. The net income attributable to shares will be reduced by the amount of distribution fees and service fees and other expenses of the Fund.

PROXY VOTING GUIDELINES AND PROCEDURES

The Manager delegates to the Subadviser the responsibility for voting proxies for the Fund through its contracts with the Subadviser. The Subadviser may use its own proxy voting policies and procedures to vote proxies of the Fund if the Fund’s Board reviews and approves the use of those policies and procedures. Accordingly, the Manager does not expect to have proxy-voting responsibility for the Fund.

Should the Manager become responsible for voting proxies for any reason, such as the inability of the Subadviser to provide investment advisory services, the Manager shall utilize the proxy voting guidelines established by the most recent Subadviser to vote proxies until a new Subadviser is retained and the use of its proxy voting policies and procedures is authorized by the Board. In the case of a material conflict between the interests of the Manager (or its affiliates if such conflict is known to persons responsible for voting at the Manager) and any fund, the Board of Directors of the Manager shall consider how to address the conflict and/or how to vote the proxies. The Manager shall maintain records of all proxy votes in accordance with applicable securities laws and regulations.

The Manager shall be responsible for gathering relevant documents and records related to proxy voting from the Subadviser and providing them to the Fund as required for the Fund to comply with applicable rules under the 1940 Act. The Manager shall also be responsible for coordinating the provision of information to the Board with regard to the proxy voting policies and procedures of the Subadviser, including the actual proxy voting policies and procedures of the Subadviser, changes to such policies and procedures, and reports on the administration of such policies and procedures.

The Subadviser’s proxy voting policies and procedures govern in determining how proxies relating to the Fund’s portfolio securities are voted. A copy of the proxy voting policies and procedures is attached as Appendix A to this SAI. Information regarding how the Fund voted proxies (if any) relating to portfolio securities during the most recent twelve month period ended June 30 is available without charge (1) by calling 1-877-721-1926, (2) on www.leggmason.com/etfliterature (click on the name of the Fund) and (3) on the SEC’s website at http://www.sec.gov.

DISCLOSURE OF PORTFOLIO HOLDINGS

On each Business Day, before the commencement of trading in its shares on the Exchange, the Fund will disclose on www.leggmason.com/etfproducts (click on the name of the Fund) the identities and quantities of the Fund’s portfolio holdings that will form the basis for the Fund’s calculation of NAV per share at the end of the Business Day. The Manager, the Subadviser, and the Fund will not disclose information concerning the identities and quantities of the portfolio securities held by the Fund before such information is publicly disclosed and is available to the entire investing public. Personnel of such entities with knowledge about the composition of a Fund Deposit will be prohibited from disclosing such information to any other person, except as authorized in the course of their employment, until such information is made public. The Trust has executed confidentiality agreements with its service providers who are provided information about the Fund Deposit.

THE TRUST

The certificate of trust to establish the Trust was filed with the State Department of Assessments and Taxation of Maryland on June 8, 2015. The Fund is a series of the Trust. The Trust’s name was changed from Legg Mason ETF Equity Trust to Legg Mason ETF Investment Trust effective on February 15, 2017.

The Trust is a Maryland statutory trust. A Maryland statutory trust is an unincorporated business association that is established under, and governed by, Maryland law. Maryland law provides a statutory framework for the powers, duties, rights and obligations of the Trustees and shareholders of a statutory trust, while the more specific powers, duties, rights and obligations of the Trustees and the shareholders are determined by the trustees as set forth in a trust’s declaration of trust. The Trust’s Declaration of Trust (the “Declaration”) provides that by becoming a shareholder of the Fund, each shareholder shall be expressly held to have agreed to be bound by the provisions of the Declaration and any other governing instrument of the Trust, such as the by-laws of the Trust, which contain additional rules governing the conduct of the business of the Trust.

Some of the more significant provisions of the Declaration are summarized below. The following summary is qualified in its entirety by reference to the applicable provisions of the Declaration.

Shareholder Voting

Under the Declaration, the Trustees have broad authority to direct the business and affairs of the Trust. The Declaration provides for shareholder voting as required by the 1940 Act or other applicable laws but otherwise permits, consistent with Maryland law, actions by the Trustees without seeking the consent of shareholders. For example, the Trustees are empowered to amend the Declaration or authorize the merger or consolidation of the Trust into another trust or entity, reorganize the Trust or any series or class into another trust or entity or a series or class of another entity, sell all or substantially all of the assets of the Trust or any series or class to another entity, or a series or class of another entity, terminate the Trust or any series or class, or adopt or amend the by-laws of the Trust, in each case without shareholder approval if the 1940 Act would not require such approval.

The Fund is not required to hold an annual meeting of shareholders, but the Fund will call special meetings of shareholders whenever required by the 1940 Act or by the terms of the Declaration. The Declaration provides for “dollar-weighted voting” which means that a shareholder’s voting power is determined, not by the number of shares he or she owns, but by the dollar value of those shares determined on the record date. All shareholders of record of all series and classes of the Trust vote together, except where required by the 1940 Act to vote separately by series or by class, or when the Trustees have determined that a matter affects only the interests of one or more series or classes of shares. There is no cumulative voting on any matter submitted to a vote of the shareholders.

Election and Removal of Trustees

The Declaration provides that the Trustees may establish the number of Trustees and that vacancies on the Board may be filled by the remaining Trustees, except when election of Trustees by the shareholders is required under the 1940 Act. When a vote of shareholders is required to elect Trustees, the Declaration provides that such Trustees shall be elected by a plurality of votes cast by shareholders at a meeting at which a quorum is present. The Declaration also provides that a mandatory retirement age may be set by action of two-thirds of the Trustees and that Trustees may be removed, with or without cause, by a vote of shareholders holding two-thirds of the voting power of the Trust, or by a vote of two-thirds of the remaining Trustees. The provisions of the Declaration relating to the election and removal of Trustees may not be amended without the approval of two-thirds of the Trustees.

Amendments to the Declaration

The Trustees are authorized to amend the Declaration without the vote of shareholders, but no amendment may be made that impairs the exemption from personal liability granted in the Declaration to persons who are or have been shareholders, Trustees, officers or, employees of the Trust or that limits the rights to indemnification, advancement of expenses or insurance provided in the Declaration with respect to actions or omissions of persons entitled to indemnification, advancement of expenses or insurance under the Declaration prior to the amendment.

Issuance and Redemption of Shares

The Fund may issue an unlimited number of shares for such consideration and on such terms as the Trustees may determine. All shares offered pursuant to the Prospectus of the Fund, when issued, will be fully paid and non-assessable. Shareholders are not entitled to any appraisal rights with respect to their shares and, except as the Trustees may determine, shall have no preemptive, conversion, exchange or similar rights. The Fund may involuntarily redeem a shareholder’s shares upon certain conditions as may be determined by the Trustees, including, for example, if the shareholder fails to provide the Fund with identification required by law, or if the Fund is unable to verify the information received from the shareholder. Additionally, as discussed below, shares may be redeemed in connection with the closing of small accounts.

Notwithstanding anything to the contrary, the Trustees may in their sole discretion determine that shares of any series or class shall be issued and redeemed only in aggregations of such number of shares and at such time as may be determined by, or determined pursuant to procedures or methods prescribed or approved by, the Trustees from time to time with respect to any series or class. The number of shares comprising an aggregation for purposes of issuance or redemption with respect to any series or class are referred to as a “Creation Unit” and, collectively, as “Creation Units” (or such other term as the Trustees shall determine) The Trustees shall have the power, in connection with the issuance of any Creation Unit, to charge such transaction fees or other fees as the Trustees shall determine. In addition, the Trustees may, from time to time in their sole discretion, determine to change the number of shares constituting a Creation Unit. If the Trustees determine to issue shares of any series or class in Creation Units, then only shares of such series or class comprising a Creation Unit shall be redeemable by the Trust with respect to any applicable series or class. Unless the Trustees otherwise shall determine, there shall be no redemption of any partial or fractional Creation Unit.

Disclosure of Shareholder Holdings

The Declaration specifically requires shareholders, upon demand, to disclose to the Fund such information with respect to their ownership of shares of the Fund, whether direct or indirect, as the Trustees may deem necessary in order to comply with various laws or regulations or for such other purpose as the Trustees may decide. The Fund may disclose such ownership information if required by law or regulation, or as the Trustees otherwise decide.

Small Accounts

The Declaration provides that the Fund may close out a shareholder’s account by redeeming all of the shares in the account if the account falls below a minimum account size (which may vary by class) that may be set by the Trustees from time to time. Alternately, the Declaration permits the Fund to assess a fee for small accounts (which may vary by class) and redeem shares in the account to cover such fees, or convert the shares into another share class that is geared to smaller accounts.

Series and Classes

The Declaration provides that the Trustees may establish series and classes in addition to those currently established and that the Trustees may determine the rights and preferences, limitations and restrictions, including qualifications for ownership, conversion and exchange features, minimum purchase and account size, expenses and charges, and other features of the series and classes. The Trustees may change any of those features, terminate any series or class, combine series with other series in the Trust, combine one or more classes of a series with another class in that series or convert the shares of one class into shares of another class.

Each share of the Fund, as a series of the Trust, represents an interest in the Fund only and not in the assets of any other series of the Trust.

Shareholder, Trustee and Officer Liability

The Declaration provides that shareholders are not personally liable for the obligations of the Fund and requires the Fund to indemnify a shareholder against any loss or expense claimed solely because of the shareholder’s being or having been a shareholder. The Fund will assume the defense of any claim against a shareholder for personal liability at the request of the shareholder. The Declaration further provides that a Trustee acting in his or her capacity as a Trustee is not personally liable to any person, other than the Trust or its shareholders, in connection with the affairs of the Trust. Each Trustee is required to perform his or her duties in good faith and in a manner he or she believes to be in the best interests of the Trust. All actions and omissions of Trustees are presumed to be in accordance with the foregoing standard of performance, and any person alleging the contrary has the burden of proving that allegation.

The Declaration limits a Trustee’s liability to the Trust or any shareholder to the fullest extent permitted under current Maryland law by providing that a Trustee is liable to the Trust or its shareholders for monetary damages only (a) to the extent that it is proved that he or she actually received an improper benefit or profit in money, property, or services or (b) to the extent that a judgment or other final adjudication adverse to the Trustee is entered in a proceeding based on a finding in the proceeding that the Trustee’s action, or failure to act, was the result of active and deliberate dishonesty and was material to the cause of action adjudicated in the proceeding. The Declaration requires the Trust to indemnify any persons who are or who have been Trustees, officers or employees of the Trust to the fullest extent permitted by law against liability and expenses in connection with any claim or proceeding in which he or she is involved by virtue of having been a Trustee, officer or employee. Subject to applicable federal law, expenses related to the defense against any claim to which indemnification may apply shall be advanced by the Trust upon receipt of an undertaking by or on behalf of the recipient of those expenses to repay the advanced amount if it is ultimately found that he or she is not entitled to indemnification. In making any determination as to whether a person has engaged in conduct for which indemnification is not available, or as to whether there is reason to believe that such person ultimately will be found entitled to indemnification, such person shall be afforded a rebuttable presumption that he or she did not engage in conduct for which indemnification is not available.

The Declaration provides that any Trustee who serves as chair of the Board, a member or chair of a committee of the Board, lead independent Trustee, audit committee financial expert, or in any other similar capacity will not be subject to any greater standard of care or liability because of such position.

Derivative Actions

The Declaration provides a detailed process for the bringing of derivative actions by shareholders in order to permit legitimate inquiries and claims while avoiding the time, expense, distraction, and other harm that can be caused to the Fund or its shareholders as a result of spurious shareholder demands and derivative actions. Prior to bringing a derivative action, a demand by no fewer than three unrelated shareholders must be made on the Trustees. The Declaration details information, certifications, undertakings and acknowledgements that must be included in the demand. The Trustees are not required to consider a demand that is not submitted in accordance with the requirements contained in the Declaration. The Declaration also requires that, in order to bring a derivative action, the complaining shareholders must be joined in the action by shareholders owning, at the time of the alleged wrongdoing, at the time of demand, and at the time the action is commenced, shares representing at least 5% of the voting power of the affected funds. The Trustees have a period of 90 days, which may be extended for an additional period not to exceed 60 days, to consider the demand. If a majority of the Trustees who are considered independent for the purposes of considering the demand determine that a suit should be maintained, then the Trust will commence the suit and the suit will proceed directly and not derivatively. If a majority of the independent Trustees determines that maintaining the suit would not be in the best interests of the Fund, the Trustees are required to reject the demand and the complaining shareholders may not proceed with the derivative action unless the shareholders are able to sustain the burden of proof to a court that the decision of the Trustees not to pursue the requested action was not consistent with the standard of performance required of the Trustees in performing their duties. If a demand is rejected, the complaining shareholders will be responsible for the costs and expenses (including attorneys’ fees) incurred by the Trust in connection with the consideration of the demand, if, in the judgment of the independent Trustees, the demand was made without reasonable cause or for an improper purpose. If a derivative action is brought in violation of the Declaration, the shareholders bringing the action may be responsible for the Fund’s costs, including attorneys’ fees.

The Declaration further provides that the Fund shall be responsible for payment of attorneys’ fees and legal expenses incurred by a complaining shareholder only if required by law, and any attorneys’ fees that the Fund is obligated to pay shall be calculated using reasonable hourly rates. The Declaration also requires that actions by shareholders against the Trust or the Fund be brought only in the U.S. District Court for the District of Maryland (Baltimore Division), or if such action may not be brought in that court, then such action shall be brought in the Circuit Court for Baltimore City and that the right to jury trial be waived to the fullest extent permitted by law.

The Declaration further provides that no provision of the Declaration will be effective to require a waiver of compliance with any provision of the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, or the 1940 Act, or of any valid rule, regulation or order of the Commission thereunder.

TAXES

The following is a summary of certain material U.S. federal (and, where noted, state and local) income tax considerations affecting the Fund and its shareholders. This discussion is very general and does not address all the potential U.S. federal income tax consequences that may be applicable to the Fund or to all categories of investors, some of which may be subject to special tax rules. This summary is based upon the Code, its legislative history, Treasury regulations (including temporary and proposed regulations), published rulings, and court decisions, each as of the date of this SAI and all of which are subject to change, possibly with retroactive effect, which could affect the continuing accuracy of this discussion. This discussion assumes that each shareholder holds its shares of the Fund as capital assets for U.S. federal income tax purposes. Current and prospective shareholders are urged to consult their own tax advisers with respect to the specific federal, state, local, and foreign tax consequences of investing in the Fund.

Tax reform legislation commonly known as the Tax Cuts and Jobs Act (the “Tax Act”) was enacted on December 22, 2017. The Tax Act makes significant changes to the U.S. federal income tax rules for individuals and corporations, generally effective for taxable years beginning after December 31, 2017. Most of the changes applicable to individuals are temporary and, without further legislation, will not apply after 2025. The application of certain provisions of the Tax Act is uncertain, and the changes to the Code that the Tax Act enacted may have direct or indirect effects on the Fund, its investments, or its shareholders that cannot be predicted. In addition, legislative, regulatory, or administrative changes to, or in respect of the application of, the Tax Act could be enacted or promulgated at any time, either prospectively or with retroactive effect. Prospective investors should consult their tax advisers regarding the implications of the Tax Act on their investment in the Fund.

Tax Treatment of Creations and Redemptions of Creation Units

An Authorized Participant generally will recognize either gain or loss upon the exchange of Deposit Securities for Creation Units. This gain or loss is calculated by taking the market value of the Creation Units purchased over the Authorized Participant’s aggregate basis in the Deposit Securities exchanged therefor. However, the IRS may apply the wash sales rules to determine that any loss realized upon the exchange of Deposit Securities for Creation Units is not currently deductible. Authorized Participants should consult their own tax advisers. Current U.S. federal income tax laws dictate that capital gain or loss realized from the redemption of Creation Units will generally create long-term capital gain or loss if the Authorized Participant holds the Creation Units for more than one year, or short-term capital gain or loss if the Creation Units were held for one year or less, if the Creation Units are held as capital assets.

Tax Treatment of the Fund

The Fund has elected to be treated, and intends to qualify each year, as a “regulated investment company” under Subchapter M of the Code. To qualify as such, the Fund must, among other things: (a) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, other income (including, but not limited to, gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities or currencies, and net income derived from interests in “qualified publicly traded partnerships” (i.e., partnerships (x) the interests in which are traded on an established securities market or are readily tradable on a secondary market or the substantial equivalent thereof, and (y) that derive less than 90% of their income from sources described in this subparagraph (a) other than qualified publicly traded partnerships); and (b) diversify its holdings so that, at the end of each quarter of the Fund’s taxable year, (i) at least 50% of the market value of the Fund’s assets consists of cash, securities of other regulated investment companies, U.S. government securities, and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund’s assets and not more than 10% of the outstanding voting securities of such issuer and (ii) not more than 25% of the value of the Fund’s assets is invested, including through corporations in which the Fund owns a 20% or larger voting stock interest, (x) in the securities (other than U.S. government securities or securities of other regulated investment companies) of any one issuer, (y) in the securities (other than the securities of other regulated investment companies) of any two or more issuers that the Fund controls and that are treated as engaged in the same, similar, or related trades or businesses, or (z) in the securities of one or more “qualified publicly traded partnerships,” which generally include master limited partnerships.

In general, for purposes of the 90% gross income test described above, income derived from a partnership will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership which would be qualifying income if realized directly by the Fund. However, 100% of the net income derived from an interest in a qualified publicly traded partnership will be treated as qualifying income. In general, qualified publicly traded partnerships will be treated as partnerships for U.S. federal income tax purposes because they meet a passive income requirement under the Code. In addition, although in general the passive loss rules of the Code do not apply to regulated investment companies, such rules do apply to a regulated investment company with respect to items attributable to interests in qualified publicly traded partnerships. The Fund’s investments in partnerships, if any, including in qualified publicly traded partnerships, may result in the Fund being subject to state, local, or foreign income, franchise, or withholding tax liabilities.

For purposes of the diversification test described above, the term “outstanding voting securities of such issuer” will include the equity securities of a qualified publicly traded partnership. Also, for purposes of the diversification test, the identification of the issuer (or, in some cases, issuers) of a particular Fund investment can depend on the terms and conditions of that investment. In some cases, identification of the issuer (or issuers) is uncertain under current law, and an adverse determination or future guidance by the IRS with respect to issuer identification for a particular type of investment may adversely affect the Fund’s ability to meet the diversification test.

As a regulated investment company, the Fund will not be subject to U.S. federal income tax on the portion of its taxable investment income and capital gains that it distributes to its shareholders, provided that it satisfies a minimum distribution requirement. To satisfy the minimum distribution requirement, the Fund must distribute to its shareholders at least the sum of (i) 90% of its “investment company taxable income” (i.e., generally, its taxable income other than the excess of its net long-term capital gain over its net short-term capital loss, plus or minus certain other adjustments, and calculated without regard to the deduction for dividends paid), and (ii) 90% of its net tax-exempt income for the taxable year. The Fund will be subject to income tax at regular corporate tax rates on any taxable income or gains that it does not distribute to its shareholders.

If, for any taxable year, the Fund were to fail to qualify as a regulated investment company under the Code or were to fail to meet the distribution requirement, it would be taxed in the same manner as an ordinary corporation, and distributions to its shareholders would not be deductible by the Fund in computing its taxable income. In addition, in the event of a failure to qualify, the Fund’s distributions, including any distributions of net tax-exempt income and net long-term capital gains, would be taxable to shareholders as ordinary dividend income for U.S. federal income tax purposes to the extent of the Fund’s current and accumulated earnings and profits. However, such dividends would be eligible, subject to any generally applicable limitations, (i) to be treated as qualified dividend income in the case of shareholders taxed as individuals and (ii) for the dividends-received deduction in the case of corporate shareholders. Moreover, if the Fund were to fail to qualify as a regulated investment company in any year, it would be required to pay out its earnings and profits accumulated in that year in order to qualify again as a regulated investment company. If the Fund were to fail to meet the income, diversification, or distribution test described above, the Fund could in some cases cure such failure, including by paying Fund-level tax, paying interest, making additional distributions, or disposing of certain assets. In particular, if in the first instance, the Fund does not satisfy the diversification test as of a particular quarter end, it will have up to 30 days after that quarter end to adjust its holdings in order to comply with the test retroactively. Portfolio transactions executed by the Fund in order to comply with the diversification test will increase the Fund’s portfolio turnover and trading costs and may increase the amount of taxes payable by shareholders to the extent any capital gains are realized as a result of such transactions. If the Fund were to fail to qualify as a regulated investment company for a period greater than two taxable years, the Fund would generally be required to recognize any net built-in gains with respect to certain of its assets upon a disposition of such assets within five years of qualifying as a regulated investment company in a subsequent year.

Certain commodity-linked investments do not or may be determined not to give rise to qualifying income. If the Fund’s non-qualifying income from any source including such commodity-linked investments were to exceed 10% of its gross income for any taxable year, the Fund would fail to qualify as a regulated investment company for that year, unless the Fund cured such failure by paying the Fund-level tax equal to the full amount of such excess.

If the Fund were to fail to distribute in a calendar year at least the sum of (i) 98% of its ordinary income for that year and (ii) 98.2% of its capital gain net income (i.e., the excess of all gains from sales or exchanges of capital assets over the losses from such sales or exchanges) for the one-year period ending October 31 of that year (or November 30 or December 31 of that year if the Fund is permitted to elect and so elects) it would be subject to a 4% nondeductible excise tax. For this purpose, however, any ordinary income or capital gain net income that is retained by the Fund and subject to corporate income tax will be considered to have been distributed by year end. In addition, the minimum amounts that must be distributed in any year to avoid the excise tax will be increased or decreased to reflect any underdistribution or overdistribution, as the case may be, from the previous year. For purposes of the required excise tax distribution, a regulated investment company’s ordinary gains and losses from the sale, exchange or other taxable disposition of property that would otherwise be taken into account after October 31 of a calendar year (or November 30 of that year if the regulated investment company makes the election described above) generally are treated as arising on January 1 of the following calendar year; in the case of a Fund with a December 31 year end that makes the election described above, no such gains or losses will be so treated. The Fund anticipates that it will pay such dividends and will make such distributions as are necessary to avoid the application of this excise tax, but there can be no assurance that it will be able to do so. In determining its net capital gain (i.e., net realized long-term capital gains in excess of net realized short-term capital losses, including any capital loss carryforwards), its taxable income, and its earnings and profits, a regulated investment company generally is permitted to elect to treat part or all of any post-October capital loss (defined as any net capital loss attributable to the portion of the taxable year after October 31, or if there is no such loss, the net long-term capital loss or net short-term capital loss attributable to such portion of the taxable year), or late-year ordinary loss (generally, the sum of its (i) net ordinary loss from the sale, exchange or other taxable disposition of property, attributable to the portion of the taxable year after October 31 and its (ii) other net ordinary loss attributable to the portion of the taxable year after December 31) as if incurred in the succeeding taxable year.

Tax Treatment of the Fund’s Investments

The Fund’s transactions in zero coupon securities, foreign currencies, forward contracts, options, and futures contracts (including options and futures contracts on foreign currencies), if any, will be subject to special provisions of the Code (including provisions relating to “hedging transactions” and “straddles”) that, among other things, may affect the character of gains and losses realized by the Fund (i.e., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the Fund, and defer Fund losses. These rules could therefore affect the character, amount, and timing of distributions to shareholders. These provisions also (a) will require the Fund to “mark to market” certain types of the positions in its portfolio (i.e., require the Fund to treat all unrealized gains and losses with respect to those positions as though they were realized at the end of each year) and (b) may cause the Fund to recognize income prior to or without receiving cash with which to pay dividends or make distributions in amounts necessary to satisfy the distribution requirements for avoiding income and excise taxes. In order to distribute this income and avoid a tax at the Fund level, the Fund might be required to sell portfolio securities that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss.

As a result of entering into swap contracts, if any, the Fund may make or receive periodic net payments. The Fund may also make or receive a payment when a swap is terminated prior to maturity through an assignment of the swap or other closing transaction. Periodic net payments will generally constitute ordinary income or deductions, while termination of a swap will generally result in capital gain or loss (which will be a long -term capital gain or loss if the Fund has been a party to the swap for more than one year). With respect to certain types of swaps, the Fund may be required to recognize currently income or loss with respect to future payments on such swaps or may elect under certain circumstances to mark such swaps to market annually for tax purposes as ordinary income or loss.

Any investments by the Fund in so-called “section 1256 contracts,” such as regulated futures contracts, most foreign currency forward contracts traded in the interbank market, and options on most stock indexes, are subject to special tax rules. Any section 1256 contracts held by the Fund at the end of its taxable year (and, for purposes of the 4% excise tax, on certain later dates as prescribed under the Code) are required to be marked to their market value, and any unrealized gain or loss on those positions will be included in the Fund’s income as if each position had been sold for its fair market value at the end of the taxable year. The resulting gain or loss will be combined with any gain or loss realized by the Fund from positions in section 1256 contracts closed during the taxable year. Provided such positions were held as capital assets and were neither part of a “hedging transaction” nor part of a “straddle,” 60% of the resulting net gain or loss will be treated as long-term capital gain or loss, and 40% of such net gain or loss will be treated as short-term capital gain or loss, regardless of the period of time the positions were actually held by the Fund.

In general, option premiums received by the Fund are not immediately included in the income of the Fund. Instead, the premiums are recognized when the option contract expires, the option is exercised by the holder, or the Fund transfers or otherwise terminates the option (e.g., through a closing transaction). If a call option written by the Fund is exercised and the Fund sells or delivers the underlying security, the Fund generally will recognize capital gain or loss equal to (a) sum of the strike price and the option premium received by the Fund minus (b) the Fund’s basis in the security. Such gain or loss generally will be short-term or long-term depending upon the holding period of the underlying security. If securities are purchased by the Fund pursuant to the exercise of a put option written by it, the Fund generally will subtract the premium received for purposes of computing its cost basis in the securities purchased. Gain or loss arising in respect of a termination of the Fund’s obligation under an option other than through the exercise of the option will be short-term gain or loss depending on whether the premium income received by the Fund is greater or less than the amount paid by the Fund (if any) in terminating the transaction. Thus, for example, if an option written by the Fund expires unexercised, the Fund generally will recognize short-term gain equal to the premium received.

In general, gain or loss on a short sale is recognized when the Fund closes the sale by delivering the borrowed property to the lender, not when the borrowed property is sold. Gain or loss from a short sale is generally considered as capital gain or loss to the extent that the property used to close the short sale constitutes a capital asset in the Fund’s hands. Except with respect to certain situations where the property used by the Fund to close a short sale has a long-term holding period on the date of the short sale, special rules generally treat the gains on short sales as short-term capital gains. These rules may also terminate the running of the holding period of “substantially identical property” held by the Fund. Moreover, a loss on a short sale will be treated as a long-term capital loss if, on the date of the short sale, “substantially identical property” has been held by the Fund for more than one year. In general, the Fund will not be permitted to deduct payments made to reimburse the lender of securities for dividends paid on borrowed stock if the short sale is closed on or before the 45th day after the short sale is entered into.

The Fund may purchase debt obligations with original issue discount (“OID”), market discount, or acquisition discount. Some debt obligations with a fixed maturity date of more than one year from the date of issuance (and all zero-coupon debt obligations with a fixed maturity date of more than one year from the date of issuance) will be treated as debt obligations that are issued with OID. Generally, the amount of the OID is treated as interest income and is included in taxable income (and is accordingly required to be distributed by the Fund) over the term of the debt security, even though payment of that amount is not received until a later time, usually when the debt security matures. Periodic adjustments for inflation in the principal value of inflation-indexed bonds also may be treated as OID that is includible in the Fund’s gross income on a current basis.

Some debt obligations with a fixed maturity date of more than one year from the date of issuance in the secondary market may be treated as having “market discount.” Very generally, market discount is the excess of the stated redemption price of a debt obligation (or in the case of an obligation issued with OID, its “revised issue price”) over the purchase price of such obligation. Under the Code, (i) generally, any gain recognized on the disposition of, and any partial payment of principal on, a debt security having market discount is treated as ordinary income to the extent the gain, or principal payment, does not exceed the “accrued market discount” on such debt security, (ii) alternatively, the Fund may elect to accrue market discount currently, in which case the Fund will be required to include the accrued market discount in the Fund’s income (as ordinary income) and thus distribute it over the term of the debt security, even though payment of that amount is not received until a later time, upon partial of full repayment or disposition of the debt security, and (iii) the rate at which the market discount accrues, and thus is included in the Fund’s income, will depend upon which of the permitted accrual methods the Fund elects.

Some debt obligations with a fixed maturity date of one year or less from the date of issuance that are acquired by the Fund may be treated as having OID or, in certain cases, “acquisition discount” (very generally, the excess of the stated redemption price over the purchase price). The Fund will be required to include the OID or acquisition discount in income (as ordinary income) and thus distribute it over the term of the debt security, even though payment of that amount is not received until a later time, upon partial or full repayment or disposition of the debt security. The rate at which OID or acquisition discount accrues, and thus is included in the Fund’s income, will depend upon which of the permitted accrual methods the Fund elects.

Because the OID, market discount, or acquisition discount earned by the Fund in a taxable year may exceed the total amount of cash interest the Fund receives from the relevant debt obligations, the Fund may have to dispose of one or more of its investments, including at a time when it is not advantageous to do so, and use the proceeds thereof to make distributions in amounts necessary to satisfy the distribution requirements. The Fund may realize capital gains or losses from such dispositions, which would increase or decrease the Fund’s investment company taxable income and/or net capital gain.

In addition, payment -in -kind securities held by the Fund, if any, will give rise to income which is required to be distributed and is taxable even though the Fund receives no interest payment in cash on the security during the year.

Very generally, where the Fund purchases a bond at a price that exceeds the redemption price at maturity (i.e., a premium), the premium is amortizable over the remaining term of the bond. In the case of a taxable bond, if the Fund makes an election applicable to all such bonds it purchases, which election is irrevocable without consent of the IRS, the Fund reduces the current taxable income from the bond by the amortized premium and reduces its tax basis in the bond by the amount of such offset; upon the disposition or maturity of such bonds acquired on or after January 4, 2013, the Fund is permitted to deduct any remaining premium allocable to a prior period. In the case of a tax -exempt bond, tax rules require the Fund to reduce its tax basis by the amount of amortized premium.

The Fund may invest in debt obligations that are in the lowest rating categories or are unrated, including debt obligations of issuers not currently paying interest or that are in default. Investments in debt obligations that are at risk of or in default present special tax issues for the Fund. Tax rules are not entirely clear about issues such as when the Fund may cease to accrue interest, OID or market discount, when and to what extent deductions may be taken for bad debts or worthless securities, and how payments received on obligations in default should be allocated between principal and income. These and other related issues will be addressed by the Fund when, as, and if it invests in such securities, in order to seek to ensure that it distributes sufficient income to preserve its eligibility for treatment as a regulated investment company and does not become subject to U.S. federal income or excise tax.

A portion of the interest paid or accrued on high yield obligations may not (and interest paid on debt obligations, if any, that are considered for tax purposes to be payable in the equity of the issuer or a related party will not) be deductible to the issuer. If a portion of the interest paid or accrued on certain high yield discount obligations is not deductible by the issuer, that portion will be treated as a dividend for purposes of the corporate dividends -received deduction. In such cases, if the issuer of the high yield discount obligations is a domestic corporation, dividend payments by the Fund may be eligible for the dividends -received deduction to the extent of the deemed dividend portion of such accrued interest.

The Fund may be required to treat amounts as taxable income or gain, subject to the distribution requirements referred to above, even though no corresponding amounts of cash are received concurrently, as a result of (1) mark -to -market rules, constructive sale rules or rules applicable to PFICs (as defined below), to partnerships or trusts in which the Fund invests or to certain options, futures, or forward contracts, or “appreciated financial positions,” (2) the inability to obtain cash distributions or other amounts due to currency controls or restrictions on repatriation imposed by a foreign country with respect to the Fund’s investments (including through depositary receipts) in issuers in such country, or (3) tax rules applicable to debt obligations acquired with OID, including zero -coupon or deferred payment bonds and pay -in -kind debt obligations, or to market discount if the Fund elects or is otherwise required to accrue such market discount currently. In order to distribute this income and avoid a tax on the Fund, the Fund might be required to liquidate portfolio securities that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss. The Fund might also meet the distribution requirements by borrowing the necessary cash, thereby incurring interest expenses.

Foreign Investments

Dividends, interest or other income (including, in some cases, capital gains) received by the Fund from investments in foreign securities may be subject to withholding and other taxes imposed by foreign countries. Even if the Fund is entitled to seek a refund in respect of such taxes, it may choose not to. Tax conventions between certain countries and the United States may reduce or eliminate such taxes in some cases. If more than 50% of the value of the Fund’s assets at the close of any taxable year consists of stock or securities of foreign corporations, which for this purpose may include obligations of foreign governmental issuers, the Fund may elect, for U.S. federal income tax purposes, to treat foreign income or withholding taxes paid by the Fund, if any, as paid by its shareholders. For any year that the Fund is eligible for and makes such an election, each shareholder of the Fund will be required to include in income an amount equal to his or her allocable share of qualified foreign income taxes paid by the Fund, and shareholders will be entitled, subject to certain holding period requirements and other limitations, to credit their portions of these amounts against their United States federal income tax due, if any, or to deduct their portions from their United States taxable income, if any. No deductions for foreign taxes paid by the Fund may be claimed, however, by non corporate shareholders who do not itemize deductions and no deductions for foreign taxes will be permitted to individuals in computing their alternative minimum tax liability. Even if the Fund qualifies to make this election, it may choose not to do so; in that case, foreign taxes that the Fund pays will nonetheless reduce the Fund’s taxable income. Foreign taxes paid by the Fund may reduce the return from the Fund’s investments.

Under certain circumstances, if the Fund receives a refund of foreign taxes paid in respect of a prior year, the value of Fund shares could be affected or any foreign tax credits or deductions passed through to shareholders in respect of the Fund’s foreign taxes for the current year could be reduced.

Under Section 988 of the Code, gains or losses attributable to fluctuations in exchange rates between the time the Fund accrues income or receivables or expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such income or pays such liabilities are generally treated as ordinary income or ordinary loss. Similarly, gains or losses on foreign currency, foreign currency forward contracts, certain foreign currency options or futures contracts and the disposition of debt securities denominated in foreign currency, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates, are also treated as ordinary income or loss unless the Fund were to elect otherwise.

The law with respect to the taxation of non-U.S. entities treated as corporations for U.S. federal income tax purposes and the individuals and entities treated as their shareholders changed under the Tax Act. If the Fund owned 10% or more of the voting power of a foreign entity treated as a corporation for U.S. federal income tax purposes for the last tax year of the foreign entity beginning before January 1, 2018, the Fund may be required to include in its income its share of certain deferred foreign income of that foreign entity. Under those circumstances, the Fund may be able to make an election for such amounts to be included in income over eight years. Any income included under this rule may have to be distributed to satisfy the distribution requirements referred to above even though the Fund may receive no corresponding cash amounts, and even though shareholders derived no economic benefit from the foreign entity’s deferred income.

Passive Foreign Investment Companies. If the Fund purchases equity interests (including certain interests treated as equity interests) in foreign entities treated as “passive foreign investment companies” (“PFICs”) for U.S. federal income tax purposes, and does not timely make certain elections, it may be subject to U.S. federal income tax on a portion of any “excess distribution” or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the Fund to its shareholders. Additional charges in the nature of interest may be imposed on the Fund in respect of deferred taxes arising from such distributions or gains.

In general, a PFIC is any foreign corporation in which (i) 75% or more of the gross income for the taxable year is passive income, or (ii) the average percentage of the assets (generally by value, but by adjusted tax basis in certain cases) that produce, or are held for the production of, passive income is at least 50%. Generally, passive income for this purpose means dividends, interest (including income equivalent to interest), royalties, rents, annuities, the excess of gains over losses from certain property transactions and commodities transactions, income from certain notional principal contracts, and foreign currency gains. Passive income for this purpose does not include certain types of passive income excepted by the Code and other guidance.

If the Fund were to invest in a PFIC and timely elect to treat the PFIC as a “qualified electing fund” under the Code for the first year of its holding period in the PFIC stock, in lieu of the foregoing requirements, the Fund would generally be required to include in income each year a portion of the ordinary earnings and net capital gains of the qualified electing fund, even if not distributed to the Fund, and such amounts would be subject to the 90% and excise tax distribution requirements described above. In order to distribute this income and avoid a tax at the Fund level, the Fund might be required to liquidate portfolio securities that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss. In order to make the “qualified electing fund” election, the Fund would be required to obtain certain annual information from the PFICs in which it invests, which may be difficult or impossible to obtain. Dividends paid by PFICs will not be eligible to be treated as “qualified dividend income.” Under proposed Treasury regulations, certain income derived by the Fund for a taxable year from a PFIC with respect to which the Fund has made a qualified electing fund election would generally constitute qualifying income only to the extent the PFIC makes distributions in respect of that income to the Fund.

If the Fund were to invest in a PFIC and make a mark -to -market election, the Fund would be treated as if it had sold and repurchased its stock in that PFIC at the end of each year. In such case, the Fund would report any such gains as ordinary income and would deduct any such losses as ordinary losses to the extent of previously recognized gains. Such an election must be made separately for each PFIC owned by the Fund and, once made, would be effective for all subsequent taxable years of the Fund, unless revoked with the consent of the IRS. By making the election, the Fund could potentially ameliorate the adverse tax consequences with respect to its ownership of shares in a PFIC, but in any particular year might be required to recognize income in excess of the distributions it receives from PFICs and its proceeds from dispositions of PFIC stock. The Fund might have to distribute such excess income and gain to satisfy the 90% distribution requirement and to avoid imposition of the 4% excise tax.

In order to distribute this income and avoid a tax at the Fund level, the Fund might be required to liquidate portfolio securities that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss.

Capital Loss Carryforwards—Not Subject to Expiration

As of October 31, 2018, as set forth below, the Fund had capital losses that are not subject to expiration and may be carried forward to offset future taxable capital gains. These capital losses have been deferred as either short -term or long -term losses and will be deemed to occur on the first day of the next taxable year in the same character as they were originally deferred. Capital losses that are not subject to expiration must be utilized by the Fund before the Fund’s capital loss carryforwards that are subject to expiration, if any, may be utilized.

Fund	Amount of Capital Loss Carryforward ($)
Low Volatility High Dividend ETF	22,231,397

Capital Loss Carryforwards

As of October 31, 2018, the Fund had no unused capital loss carryforwards.

Taxation of U.S. Shareholders

Dividends and Distributions. Dividends and other distributions by the Fund are generally treated under the Code as received by the shareholders at the time the dividend or distribution is made. However, if any dividend or distribution is declared by the Fund in October, November, or December of any calendar year and payable to shareholders of record on a specified date in such a month but is actually paid during the following January, such dividend or distribution will be deemed to have been received by each shareholder on December 31 of the year in which the dividend was declared.

The Fund intends to distribute annually to its shareholders substantially all of its investment company taxable income (determined without regard to the dividends -received deduction), and any net capital gain. However, if the Fund retains for investment an amount equal to all or a portion of its net capital gain, it will be subject to a corporate tax on the amount retained. In that event, the Fund may designate such retained amounts as undistributed capital gains in a notice to its shareholders who (a) will be required to include in income for U.S. federal income tax purposes, as long -term capital gains, their proportionate shares of the undistributed amount, (b) will be entitled to credit their proportionate shares of the income tax paid by the Fund on the undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds to the extent their credits exceed their liabilities, if any, and (c) will be entitled to increase their tax basis, for U.S. federal income tax purposes, in their shares by an amount equal to their share of the excess of the amount of undistributed net capital gain included in their income over the income paid by the Fund on the undistributed amount. Organizations or persons not subject to U.S. federal income tax on such capital gains will be entitled to a refund of their pro rata share of such taxes paid by the Fund upon timely filing appropriate returns or claims for refund with the IRS.

Distributions of net investment income and of net realized short -term capital gains, whether paid in cash or in shares, are taxable to a U.S. shareholder as ordinary income or, if certain conditions are met, as “qualified dividend income,” taxable to individual and certain other non -corporate shareholders at the rates applicable to long-term capital gain. Distributions of net capital gain, if any, that the Fund reports as capital gain dividends are taxable as long -term capital gains, whether paid in cash or in shares, and regardless of how long a shareholder has held shares of the Fund.

In general, dividends may be reported by the Fund as qualified dividend income if they are attributable to qualified dividend income received by the Fund. Qualified dividend income generally means dividend income received from the Fund’s investments in common and preferred stock of U.S. corporations and stock of certain qualified foreign corporations, provided that certain holding period and other requirements are met by both the Fund and the shareholders. If 95% or more of the Fund’s gross income (calculated without taking into account net capital gain derived from sales or other dispositions of stock or securities) consists of qualified dividend income, the Fund may report all distributions of such income as qualified dividend income.

A foreign corporation is treated as a qualified foreign corporation for this purpose if it is incorporated in a possession of the United States or it is eligible for the benefits of certain income tax treaties with the United States and meets certain additional requirements. Certain foreign corporations that are not otherwise qualified foreign corporations will be treated as qualified foreign corporations with respect to dividends paid by them if the stock with respect to which the dividends are paid is readily tradable on an established securities market in the United States. PFICs are not qualified foreign corporations for this purpose. Dividends received by the Fund from REITs generally are not expected to qualify for treatment as qualified dividend income.

A dividend that is attributable to qualified dividend income of the Fund that is paid by the Fund to a shareholder will not be taxable as qualified dividend income to such shareholder (1) if the dividend is received with respect to any share of the Fund held for fewer than 61 days during the 121 -day period beginning on the date which is 60 days before the date on which such share became ex -dividend with respect to such dividend, (2) to the extent that the shareholder is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, or (3) if the shareholder elects to have the dividend treated as investment income for purposes of the limitation on deductibility of investment interest. The “ex -dividend” date is the date on which the owner of the share at the commencement of such date is entitled to receive the next issued dividend payment for such share even if the share is sold by the owner on that date or thereafter.

Certain dividends received by the Fund from U.S. corporations (generally, dividends received by the Fund in respect of any share of stock (1) with a tax holding period of at least 46 days during the 91 -day period beginning on the date that is 45 days before the date on which the stock becomes ex -dividend as to that dividend and (2) that is held in an unleveraged position) and distributed and appropriately so reported by the Fund may be eligible for the dividends -received deduction generally available to corporations under the Code. Certain preferred stock must have a holding period of at least 91 days during the 181 -day period beginning on the date that is 90 days before the date on which the stock becomes ex -dividend as to that dividend in order to be eligible. Capital gain dividends distributed to the Fund from other regulated investment companies are not eligible for the dividends -received deduction. In order to qualify for the deduction, corporate shareholders must meet the minimum holding period requirement stated above with respect to their Fund shares, taking into account any holding period reductions from certain hedging or other transactions or positions that diminish their risk of loss with respect to their Fund shares, and, if they borrow to acquire or otherwise incur debt attributable to Fund shares, they may be denied a portion of the dividends -received deduction with respect to those shares. Any corporate shareholder should consult its tax adviser regarding the possibility that its tax basis in its shares may be reduced, for U.S. federal income tax purposes, by reason of “extraordinary dividends” received with respect to the shares and, to the extent such basis would be reduced below zero, current recognition of income may be required.

For tax years beginning after December 31, 2017 and before January 1, 2026, a non-corporate taxpayer is generally eligible for a deduction of up to 20% of the taxpayer’s “qualified REIT dividends.” If the Fund receives dividends (other than capital gain dividends) in respect of REIT shares, the Fund may report its own dividends as eligible for the 20% deduction, to the extent the Fund’s income is derived from such qualified REIT dividends, as reduced by allocable Fund expenses. In order for the Fund’s dividends to be eligible for this deduction when received by a non-corporate shareholder, the Fund must meet certain holding period requirements with respect to the REIT shares on which the Fund received the eligible dividends, and the non-corporate shareholder must meet certain holding period requirements with respect to the Fund shares.

Dividends and distributions from the Fund will generally be taken into account in determining a shareholder’s “net investment income” for purposes of the Medicare contribution tax applicable to certain individuals, estates and trusts.

Certain tax -exempt educational institutions will be subject to a 1.4% tax on net investment income. For these purposes, certain dividends and capital gain distributions, and certain gains from the disposition of Fund shares (among other categories of income), are generally taken into account in computing a shareholder’s net investment income.

Distributions in excess of the Fund’s current and accumulated earnings and profits will, as to each shareholder, be treated as a tax -free return of capital to the extent of the shareholder’s basis in his or her shares of the Fund, and as a capital gain thereafter (if the shareholder holds his or her shares of the Fund as capital assets). One or more of the Fund’s distributions during the year may include such a return of capital distribution. Each shareholder who receives distributions in the form of additional shares will be treated for U.S. federal income tax purposes as if receiving a distribution in an amount equal to the amount of money that the shareholder would have received if he or she had instead elected to receive cash distributions. The shareholder’s aggregate tax basis in shares of the Fund will be increased by such amount.

Investors considering buying shares just prior to a dividend or capital gain distribution should be aware that, although the price of shares purchased at that time may reflect the amount of the forthcoming distribution, such dividend or distribution may nevertheless be taxable to them.

If Fund shares are held through a qualified retirement plan entitled to tax-advantaged treatment for federal income tax purposes, distributions will generally not be taxable currently. Special tax rules apply to such retirement plans. You should consult your tax adviser regarding the tax treatment of distributions (which may include amounts attributable to Fund distributions) which may be taxable when distributed from the retirement plan.

Sale, Exchange or Redemption of Shares. Upon the sale or exchange of his or her shares, a shareholder will generally recognize a taxable gain or loss equal to the difference between the amount realized and his or her basis in the shares. A redemption of shares by the Fund will be treated as a sale for this purpose. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder’s hands, and will be long -term capital gain or loss if the shareholder held such shares for more than one year and short -term capital gain or loss if the shareholder held such shares for one year or less. Any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced, including by reinvesting dividends or capital gains distributions in the Fund, within a 61 -day period beginning 30 days before and ending 30 days after the disposition of the shares. In such a case, the basis of the shares acquired will be increased to reflect the disallowed loss.

Any loss realized by a shareholder on the sale of Fund shares held by the shareholder for six months or less will be treated for U.S. federal income tax purposes as a long -term capital loss to the extent of any distributions or deemed distributions of long -term capital gains received by the shareholder (including amounts credited to the shareholder as undistributed capital gains) with respect to such shares during that six-month period.

If a shareholder incurs a sales charge in acquiring shares of the Fund, disposes of those shares within 90 days and then by January 31 of the calendar year following the year of disposition acquires shares in a mutual fund for which the otherwise applicable sales charge is reduced by reason of a reinvestment right (e.g., an exchange privilege), the original sales charge will not be taken into account in computing gain or loss on the original shares to the extent the subsequent sales charge is reduced. Instead, the disregarded portion of the original sales charge will be added to the tax basis of the newly acquired shares. Furthermore, the same rule also applies to a disposition of the newly acquired shares made within 90 days of the second acquisition. This provision prevents a shareholder from immediately deducting the sales charge by shifting his or her investment within a family of mutual funds.

If a shareholder recognizes a loss with respect to the Fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder (or certain greater amounts over a combination of years), the shareholder must file with the IRS a disclosure statement on IRS Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. The fact that a loss is so reportable does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper.

If a shareholder’s shares are redeemed to pay a fee because the shareholder’s account balance is less than a certain threshold, the redemption will be treated as a taxable sale or exchange of shares, as described above. Such a fee generally will not be deductible by a shareholder that is an individual for any taxable year beginning after December 31, 2017 and before January 1, 2026, and, for other taxable years, the deductibility of such a fee by a shareholder that is an individual may be subject to generally applicable limitations on miscellaneous itemized deductions.

Basis Reporting. The Fund, or, in the case of a shareholder holding shares through a Service Agent, the Service Agent, will report to the IRS the amount of proceeds that a shareholder receives from a redemption or exchange of Fund shares. The Fund will also report the shareholder’s basis in those shares and the character of any gain or loss that the shareholder realizes on the redemption or exchange (i.e., short -term or long -term), and certain related tax information. If a shareholder has a different basis for different shares of the Fund in the same account (e.g., if a shareholder purchased Fund shares held in the same account when the shares were at different prices), the Fund will by default report the basis of the shares redeemed or exchanged using the average basis method, under which the basis per share is the average of the bases of all the shareholder’s Fund shares in the account.

A shareholder may instruct the Fund to use a method other than average basis for an account. If redemptions, including in connection with payment of an account fee, or exchanges have occurred in an account to which the average basis method applied, the basis of the Fund shares remaining in the account will continue to reflect the average basis notwithstanding the shareholder’s subsequent election of a different method. For further assistance, shareholders who hold their shares directly with the Fund may call the Fund at 1 -877 -721 -1926 Monday through Friday between 8:00 a.m. and 5:30 p.m. (Eastern time). Shareholders who hold shares through a Service Agent should contact the Service Agent for further assistance or for information regarding the Service Agent’s default method for calculating basis and procedures for electing to use an alternative method. Shareholders should consult their tax advisers concerning the tax consequences of applying the average basis method or electing another method of basis calculation and should consider electing such other method prior to making redemptions or exchanges in their accounts.

Backup Withholding. The Fund may be required in certain circumstances to apply backup withholding on dividends, distributions and redemption proceeds payable to non -corporate shareholders who fail to provide the Fund with their correct taxpayer identification numbers or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. Certain shareholders are exempt from backup withholding. Backup withholding is not an additional tax and any amount withheld may be credited against a shareholder’s U.S. federal income tax liability.

Notices. Shareholders will receive, if appropriate, various written notices after the close of the Fund’s taxable year regarding the U.S. federal income tax status of certain dividends, distributions and redemption proceeds that were paid (or that are treated as having been paid) by the Fund to its shareholders during the preceding taxable year. In certain cases, the Fund may be required to amend the tax information reported to you with respect to a particular year. In this event, you may be required to file amended U.S. federal income or other tax returns with respect to such amended information and, if applicable, to pay additional taxes (including potentially interest and penalties) or to seek a tax refund and may incur other related costs.

Other Taxes

Dividends, distributions and redemption proceeds may also be subject to additional state, local and foreign taxes depending on each shareholder’s particular situation. Generally, shareholders will have to pay state or local taxes on Fund dividends and other distributions, although distributions derived from interest on U.S. government obligations (but not distributions of gain from the sale of such obligations) may be exempt from certain state and local taxes.

Taxation of Non-U.S. Shareholders

Ordinary dividends and certain other payments made by the Fund to non -U.S. shareholders are generally subject to federal withholding tax at a 30% rate (or such lower rate as may be determined in accordance with any applicable treaty). In order to obtain a reduced rate of withholding, a non -U.S. shareholder will be required to provide an IRS Form W -8BEN or similar form certifying its entitlement to benefits under a treaty. The withholding tax does not apply to regular dividends paid to a non -U.S. shareholder who provides an IRS Form W -8ECI, certifying that the dividends are effectively connected with the non -U.S. shareholder’s conduct of a trade or business within the United States. Instead, the effectively connected dividends will be subject to regular U.S. federal income tax as if the non -U.S. shareholder were a U.S. shareholder. A non -U.S. corporation receiving effectively connected dividends may also be subject to additional “branch profits tax” imposed at a rate of 30% (or a lower treaty rate). A non -U.S. shareholder who fails to provide an IRS Form W -8BEN or other applicable form may be subject to backup withholding at the appropriate rate. Backup withholding will not be applied to payments that have already been subject to the 30% withholding tax.

The 30% withholding tax generally will not apply to distributions of the excess of net long -term capital gains over net short -term capital losses or to redemption proceeds. The 30% withholding tax also will not apply to dividends that the Fund reports as (a) interest -related dividends, to the extent such dividends are derived from the Fund’s “qualified net interest income,” or (b) short -term capital gain dividends, to the extent such dividends are derived from the Fund’s “qualified short -term gain.” “Qualified net interest income” is the Fund’s net income derived from U.S. -source interest and OID, subject to certain exceptions and limitations. “Qualified short -term gain” generally means the excess of the net short -term capital gain of the Fund for the taxable year over its net long -term capital loss, if any. In the case of shares held through an intermediary, the intermediary may withhold even if the Fund reports a payment as an interest -related dividend or a short -term capital gain dividend. Non -U.S. shareholders should contact their intermediaries with respect to the application of these rules to their accounts.

A non-U.S. shareholder is not, in general, subject to U.S. federal income tax on gains (and is not allowed a deduction for losses) realized on the sale of shares of the Fund unless (i) such gain is effectively connected with the conduct of a trade or business carried on by the non-U.S. shareholder within the United States, (ii) in the case of a non-U.S. shareholder that is an individual, the holder is present in the United States for a period or periods aggregating 183 days or more during the year of the sale and certain other conditions are met or (iii) the special rules relating to gain attributable to the sale or exchange of “United States real property interests” (as defined below, “USRPIs”) apply to the non-U.S. shareholder’s sale of shares of the Fund.

Special rules would apply if the Fund were a qualified investment entity (“QIE”) because it is either a “United States real property holding corporation” (“USRPHC”) or would be a USRPHC but for the operation of certain exceptions to the definition of USRPIs described below. Very generally, a USRPHC is a domestic corporation that holds USRPIs the fair market value of which equals or exceeds 50% of the sum of the fair market values of the corporation’s USRPIs, interests in real property located outside the United States, and other trade or business assets. USRPIs are generally defined as any interest in U.S. real property and any interest (other than solely as a creditor) in a USRPHC or, very generally, an entity that has been a USRPHC in the last five years. A regulated investment company that holds, directly or indirectly, significant interests in REITs may be a USRPHC. Interests in domestically controlled QIEs, including REITs and regulated investment companies that are QIEs, not-greater-than-10% interests in publicly traded classes of stock in REITs and not -greater -than -5% interests in publicly traded classes of stock in regulated investment companies generally are not USRPIs, but these exceptions do not apply for purposes of determining whether the Fund is a QIE. If an interest in the Fund were a USRPI, the Fund would be required to withhold U.S. tax on the proceeds of a share redemption by a greater -than -5% non-U.S. shareholder, in which case such non-U.S. shareholder generally would also be required to file U.S. federal income tax returns and pay any additional taxes due in connection with the redemption.

If the Fund were a QIE, under a special “look through” rule, any distributions by the Fund to a non-U.S. shareholder (including, in certain cases, distributions made by the Fund in redemption of its shares) attributable directly or indirectly to (i) distributions received by the Fund from a lower-tier regulated investment company or REIT that the Fund is required to treat as USRPI gain in its hands and (ii) gains realized on the disposition of USRPIs by the Fund would retain their character as gains realized from USRPIs in the hands of the Fund’s non-U.S. shareholders and would be subject to U.S. tax withholding. In addition, such distributions could result in the non -U.S. shareholder being required to file a U.S. federal income tax return and pay tax on the distributions at regular U.S. federal income tax rates. The consequences to a non-U.S. shareholder, including the rate of such withholding and character of such distributions (e.g., as ordinary income or USRPI gain), would vary depending upon the extent of the non-U.S. shareholder’s current and past ownership of the Fund.

Under legislation commonly known as “FATCA,” the Fund is required to withhold 30% of certain ordinary dividends it pays to shareholders that fail to meet prescribed information reporting or certification requirements. In general, no such withholding will be required with respect to a U.S. person or non -U.S. individual that timely provides the certifications required by the Fund or its agent on a valid IRS Form W -9 or applicable IRS Form W -8, respectively. Shareholders potentially subject to withholding include foreign financial institutions (“FFIs”), such as non -U.S. investment funds, and non -financial foreign entities (“NFFEs”). To avoid withholding under FATCA, an FFI generally must enter into an information sharing agreement with the IRS in which it agrees to report certain identifying information (including name, address, and taxpayer identification number) with respect to its U.S. account holders (which, in the case of an entity shareholder, may include its direct and indirect U.S. owners), and an NFFE generally must identify and provide other required information to the Fund or other withholding agent regarding its U.S. owners, if any. Such non -U.S. shareholders also may fall into certain exempt, excepted or deemed compliant categories as established by regulations and other guidance. A non -U.S. shareholder in a country that has entered into an intergovernmental agreement with the U.S. to implement FATCA will be exempt from FATCA withholding provided that the shareholder and the applicable foreign government comply with the terms of such agreement.

A non -U.S. entity that invests in the Fund will need to provide the Fund with documentation properly certifying the entity’s status under FATCA in order to avoid FATCA withholding.

Non -U.S. investors should consult their own tax advisers regarding the impact of these requirements on their investment in the Fund.

CODES OF ETHICS

Pursuant to Rule 17j-1 under the 1940 Act, the Fund, the Manager, the Subadviser and the Distributor each has adopted a code of ethics that permits its personnel to invest in securities for their own accounts, including securities that may be purchased or held by the Fund. All personal securities transactions by employees must adhere to the requirements of the codes of ethics. Copies of the codes of ethics applicable to personnel of the Fund, the Manager, the Subadviser, the Distributor and the Independent Trustees are on file with the SEC.

FINANCIAL STATEMENTS

The Fund’s Annual Report to shareholders for the fiscal period ended October 31, 2018, contains the Fund’s audited financial statements , accompanying notes and the report of PricewaterhouseCoopers LLP, an independent registered public accounting firm, all of which are incorporated by reference into this SAI. These audited financial statements are available free of charge upon request by calling the Fund at 1-877-721-1926.

Appendix A

Proxy Voting Policies

QS Investors

Proxy Voting Policy

Introduction

QS Investors (“QS”) has adopted and implemented policies and procedures, which it believes are reasonably designed to ensure that proxies are voted in the best economic interest of its clients and in accordance with its fiduciary duties and applicable regulations. This Policy shall apply to all accounts managed by QS. In addition, QS’s Proxy Policy reflects the fiduciary standards and responsibilities for ERISA accounts managed by QS.

Responsibilities

Proxy votes are the property of QS’s advisory clients.1 As such, QS’s authority and responsibility to vote such proxies depends upon its contractual relationships with its clients. QS has delegated responsibility for effecting its advisory clients’ proxy votes to Institutional Shareholder Services (“ISS”), an independent third- party proxy voting specialist. ISS votes QS’s advisory clients’ proxies in accordance with their (ISS’s) proxy guidelines or, in extremely limited circumstances, QS’s specific instructions. Where a client has given specific instructions as to how a proxy should be voted, QS will notify and direct ISS to carry out those instructions. Where no specific instruction exists, QS will follow the procedures set forth in this document and vote such proxies in accordance with ISS’s guidelines. Certain Taft-Hartley clients may direct QS to have ISS vote their proxies in accordance with ISS’s (or other specific) Taft Hartley voting Guidelines.

Alternatively, clients may elect to retain proxy voting authority and responsibility. These and other proxy- related instructions must be outlined in the investment management agreement or other contractual arrangements with each client.

Clients may in certain instances contract with their custodial agent and notify QS that they wish to engage in securities lending transactions. QS will not vote proxies relating to securities in client accounts that are on loan. In such cases, it is the responsibility of the custodian to deduct the number of shares that are on loan to ensure they are not voted by multiple parties.

POLICIES

Proxy voting activities are conducted in the best economic interest of clients.

QS works with ISS to ensure that all proxies are voted in accordance with what we believe to be the best economic interest of QS’s clients. In addition to proxy voting services provided by ISS, QS has also contracted with ISS to provide proxy advisory services. These services include research and other activities designed to gain insight into ballot decisions and make informed voting recommendations consistent with our fiduciary duty to our clients. ISS has developed and maintains Proxy Voting Guidelines (the “Guidelines”) consisting of standard voting positions on a comprehensive list of common proxy voting matters. ISS updates these Guidelines based on consideration of current corporate governance principles, industry standards, client feedback, and a number of other relevant factors. Changes to these Guidelines are communicated to QS upon implementation.

While ISS has been instructed to vote our clients’ proxies in accordance with the Guidelines, QS and our clients retain the right to instruct ISS to vote differently.

[1]

For purposes of these Policies and Procedures, “clients” refers to persons or entities: for which QS serves as investment adviser or sub-adviser; for which QS votes proxies; and that have an economic or beneficial ownership interest in the portfolio securities of issuers soliciting such proxies.

Underlying Funds

Certain QS client accounts, including clients that are “Funds of Funds,” invest in underlying investment funds, including U.S. registered investment companies (“Underlying Funds”). Proxy voting with respect to shares, units or interests in Underlying Funds present diverse and complex policy issues that make the establishment of standard proxy voting guidelines impractical. To the extent that QS has proxy voting authority with respect to shares, units or interests in Underlying Funds, QS shall vote such shares, units or interests in the best interest of client accounts and subject to the general fiduciary principles set forth above rather than in accordance with the Guidelines.

QS’s proxy voting authority on behalf of client accounts (including a Fund of Funds) with respect to shares, units or interests in Underlying Funds is subject to the provisions below in Proxy Voting of Underlying Funds.

Manager of Manager Arrangements

QS advises certain client accounts that are structured as “Manager of Managers” arrangements in which various segments of the accounts are individually managed by a number of underlying investment advisers (“Underlying Managers”). In such arrangements, QS generally does not exercise any proxy voting authority with respect to securities held in the client’s account. Proxy voting authority in such arrangements is typically assigned to the Underlying Managers.

Management Oversight

Management is responsible for overseeing QS’s proxy voting activities, including reviewing and monitoring the Guidelines that provide how ISS will generally vote proxies on behalf of QS clients no less frequently than annually. Compliance is responsible for coordinating with ISS to administer the proxy voting process and overseeing ISS’s proxy responsibilities. Compliance monitors voting activity to ensure that votes are cast in accordance with the Guidelines or client-specific guidelines and/or any applicable regulatory requirements.

Availability of Proxy Voting Policies and Procedures and Proxy Voting Record

Copies of this Policy, as it may be updated from time to time, are made available to clients as required by law and otherwise at QS’s discretion. Clients may also obtain information on how their proxies were voted by QS as required by law and otherwise at QS’s discretion; however, QS must not selectively disclose its investment company clients’ proxy voting records. The Firm will make proxy voting reports available to advisory clients upon request.

ISS’s current Guidelines, summaries, amendments, and other pertinent information can be accessed by visiting their website at the following address: http://www.issgovernance.com/policy.

PROCEDURES

Proxy Voting Guidelines

QS will review ISS’s Guidelines as necessary to support the best economic interests of QS’s clients but generally no less frequently than annually. The Firm will choose to re-adopt or amend portions of or the entirety of the Guidelines, whether as a result of the annual review or otherwise, taking solely into account the best economic interests of QS’s clients. Before re-adopting or amending the Guidelines, Compliance, in consultation with Management, will thoroughly review and evaluate the proposed change(s) and rationale to evaluate potential conflicts with client or employee interests. Rationale for any decisions not to re-adopt ISS’s Guidelines will be fully documented.

Proxy Voting of Underlying Funds

Proxy Voting of Affiliated Funds

With respect to proxy voting for a client account (including a Fund of Funds) investing in shares, units or interests of Underlying Funds advised by QS or an affiliate of QS (including ETFs, open-end mutual funds and closed-end investment companies), proxies relating to any of such affiliated Underlying Funds generally will be voted in accordance with an echo voting procedure under which such proxies are voted in the same proportion as the votes from other shareholders of such affiliated Underlying Fund. QS may vote such proxies in accordance with other voting procedures approved by Management and Compliance, provided such procedures comply with applicable law and/or regulatory requirements.

Proxy Voting of Unaffiliated Funds

With respect to proxy voting for a client account (including a Fund of Funds) investing in shares, units or interests of an Underlying Fund advised by an adviser which is unaffiliated with QS (including ETFs, open-end mutual funds and closed-end investment companies), QS will vote such proxies in accordance with the general fiduciary principles set forth above; provided that QS: (i) will vote proxies relating to shares of ETFs in accordance with an echo voting procedure to the extent required by QS’s Procedures Relating to Compliance with ETF Exemptive Orders under Section 12(d)(1) of the Investment Company Act of 1940, and (ii) will vote proxies relating to shares of open-end mutual funds and closed-end investment companies in accordance with an echo voting procedure to the extent required in order to comply with Section 12(d)(1) under the Investment Company Act of 1940 and rules thereunder. Voting procedures are intended to be in the best interest of client accounts and subject to the general fiduciary principles set forth above, and such procedures are subject to review by Management and Compliance.

Specific proxy voting decisions made by Management

Proxy proposals (i) that are not covered by specific client instructions or the Guidelines; or (ii) that, according to the Guidelines, should be evaluated and voted on a case-by-case basis will be referred to Management and Portfolio Management for review and to provide a voting instruction.

Certain proxy votes may not be cast

In extremely limited cases, QS may determine that it is in the best economic interests of its clients not to vote certain proxies. QS will abstain from voting if:

●	Neither the Guidelines nor specific client instructions cover an issue;
●	ISS does not make a recommendation on the issue; and
●	QS cannot make a good faith determination as to what would be in the client’s best interest (e.g., material conflict cannot be mitigated).

In other cases, it may not be possible to vote certain proxies, despite good faith efforts to do so. Examples may include:

●	Proxy ballot was not received from the custodian;
●	Meeting notice was not received with adequate time for processing; or
●	Legal restrictions, including share blocking, that may restrict liquidity or otherwise limit trading.

ISS will coordinate with Compliance regarding any specific proxies and any categories of proxies that will not or cannot be voted. The reasons for not voting any proxy shall be documented.

Conflict of Interest Procedures

QS seeks to mitigate conflicts inherent in proxy voting and maintain independence by partnering with ISS for voting and administration of all client ballots. These conflicts may include:

●	The issuer is a client of QS;
●	The issuer is a material business partner of QS; or
●	An employee, or an immediate family member of an employee, of QS serves as an officer or director of the issuer.

QS believes that this Policy and our reliance on ISS for independent proxy decision-making reasonably ensure that these and other potential material conflicts are minimized, consistent with our fiduciary duty.

Accordingly, proxies that will be voted in accordance with the Guidelines or in accordance with specific client instructions are not subject to the conflicts of interest procedures described below for items that are referred to QS by ISS.

As a general matter, QS takes the position that relationships between a non-QS Legg Mason business unit and an issuer do not present a conflict of interest for QS in voting proxies with respect to such issuer because QS operates as an independent business unit from other Legg Mason business units and because of the existence of informational barriers between QS and such business units.

Procedures to Address Conflicts of Interest and Improper Influence

Note: This section addresses the limited circumstances in which items that are referred to QS by ISS.

Overriding Principle: ISS will vote all proxies in accordance with the Guidelines. In the limited circumstances where ISS refers items to QS for input or a voting decision, QS will vote those proxies in accordance with what it, in good faith, determines to be the best economic interests of QS’s clients.2

Independence: Compensation for all employees, particularly those with the ability to influence proxy voting in these limited circumstances, cannot be based upon their contribution to any business activity outside of QS without prior approval from Management. Furthermore, they may not discuss proxy votes with any person outside of QS (and within QS only on a need to know basis).

Conflict Review Procedures: For items that are referred to QS from ISS, Compliance will monitor for potential material conflicts of interest in connection with proxy proposals. Promptly upon a determination that a conflict exists in connection with a proxy proposal, the vote shall be escalated to Management. Management will collect and review any information deemed reasonably appropriate to evaluate, in its reasonable judgment, if QS or any person participating in the proxy voting process has, or has the appearance of, a material conflict of interest. For the purposes of this policy, a conflict of interest shall be considered “material” to the extent that a reasonable person could expect the conflict to influence, or appear to influence, QS’s decision on the particular vote at issue.

The information considered may include without limitation information regarding (i) client relationships; (ii) any relevant personal conflict known or brought to their attention; (iii) and any communications with members of the Firm and any person or entity outside of the organization that identifies itself as a QS advisory client regarding the vote at issue.

If notified that QS has a material conflict of interest, the Firm will obtain instructions as to how the proxies should be voted, if time permits, from the affected clients, if notified that certain individuals should be recused from the proxy vote at issue, QS shall do so in accordance with the procedures set forth below.

Note: Any QS employee who becomes aware of a potential material conflict of interest in respect of any proxy vote to be made on behalf of clients shall notify Management and Compliance to evaluate such conflict and determine a recommended course of action.

At the beginning of any discussion regarding how to vote any proxy, Compliance will inquire as to whether any employee or any person participating in the proxy voting process has a personal conflict of interest or has actual knowledge of an actual or apparent conflict that has not been reported to Management and/or Compliance.

Compliance also will inquire of these same parties whether they have actual knowledge regarding whether any director, officer or employee outside of QS that identifies itself as a QS advisory client, has: (i) requested that QS vote a particular proxy in a certain manner; (ii) attempted to influence QS in connection with proxy voting activities; or (iii) otherwise communicated with the Firm regarding the particular proxy vote at issue, and which incident has not yet been reported to management and/or Compliance.

Compliance will determine whether anyone should be recused from the proxy voting process, or whether QS should seek instructions as to how to vote the proxy at issue if time permits, from the effected clients. These inquiries and discussions will be properly documented.

Duty to Report: Any QS employee that is aware of any actual or apparent conflict of interest relevant to, or any attempt by any person outside of organization or any entity that identifies itself as a QS advisory client to influence, how QS votes its proxies has a duty to disclose the existence of the situation to their manager and the details of the matter to the Compliance. In the case of any person participating in the deliberations on a specific vote, such disclosure should be made before engaging in any activities or participating in any discussion pertaining to that vote.

[2]	Any contact from external parties interested in a particular vote that attempts to exert improper pressure or influence shall be reported to Compliance.

Recusal of Members: Compliance will recuse any employee from participating in a specific proxy vote referred to QS if he/she (i) is personally involved in a material conflict of interest; or (ii) as determined by Management and Compliance, has actual knowledge of a circumstance or fact that could affect their independent judgment, in respect of such vote. Management will also exclude from consideration the views of any person (whether requested or volunteered) if Management knows, or if Compliance has determined that such other person has a material conflict of interest with respect to the particular proxy, or has attempted to influence the vote in any manner prohibited by these policies

Other Procedures That Limit Conflicts of Interest

QS has adopted a number of policies, procedures and internal controls that are designed to avoid various conflicts of interest, including those that may arise in connection with proxy voting, including but not limited to the Confidential Information Policy and the Code of Ethics. The Firm expects that these policies, procedures and internal controls will greatly reduce the chance that the Firm (or, its employees) would be involved in, aware of or influenced by, an actual or apparent conflict of interest.

Recordkeeping

QS will retain records of client requests for proxy voting information and any written responses thereto provided by QS, and will retain any documents the Firm or Compliance prepared that were material to making a voting decision or that memorialized the basis for a proxy voting decision.

QS also will create and maintain appropriate records documenting its compliance with this Policy, including records of its deliberations and decisions regarding conflicts of interest and their resolution.

With respect to QS’s investment company clients, ISS will create and maintain such records as are necessary to allow such investment company clients to comply with their recordkeeping, reporting and disclosure obligations under applicable law.

QS will also maintain the following records relating to proxy voting:

●	The name of the issuer of the portfolio security;
●	The exchange ticker symbol of the portfolio security (if symbol is available through reasonably practicable means);
●	The Council on Uniform Securities Identification Procedures number for the portfolio security (if the number is available through reasonably practicable means);
●	The shareholder meeting date;
●	A copy of each proxy statement received by QS;
●	A brief identification of the matter voted on;
●	Whether the matter was proposed by the issuer or by a security holder;
●	Whether QS cast its vote on the matter;
●	How QS cast its vote (e.g., for or against proposal, or abstain; for or withhold regarding election of directors); and
●	Whether QS cast its vote for or against management.

In lieu of keeping copies of proxy statements, QS may rely on proxy statements filed on the EDGAR system. QS also may rely on third party records of proxy statements and votes cast by QS if the third party provides an undertaking to QS to provide such records promptly upon request.

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Appendix B

UNDERLYING INDEXES

Construction and Maintenance Standards for the Underlying Indexes

The Underlying Indexes are created and sponsored by QS Investors, LLC (“QS Investors”), the Fund’s Subadviser and an affiliated person of the Manager and the Fund. The Underlying Indexes are the exclusive property of QS Investors. The Trust has entered into a license agreement with QS Investors to use the Underlying Indexes at no charge. QS Investors has retained Solactive AG, an unaffiliated third party, to calculate each of the Underlying Indexes. Solactive AG publishes information regarding the market value of each Underlying Index. In addition, for each of Emerging Markets Low Volatility High Dividend ETF, Low Volatility High Dividend ETF, and International Low Volatility High Dividend ETF, QS Investors has retained Solactive AG as the index administrator with respect to the respective Fund’s Underlying Index. As the index administrator, Solactive AG manages the Underlying Index.

Developed Ex-US Diversified Core ETF—QS DBI Developed ex-US Diversified Index

Component Selection Criteria and Index Description. The QS DBI Developed ex-US Diversified Index seeks to provide exposure to equity markets in developed counties outside the United States and is based on a proprietary methodology created and sponsored by QS Investors, the Fund’s Subadviser. QS Investors is affiliated with both LMPFA and the Fund. The Underlying Index is composed of equity securities in developed markets outside the United States that are included in the MSCI World ex-US Index. The proprietary rules-based process initially groups this universe of securities into multiple investment categories based on geography and sector. Within each of these investment categories, securities are weighted by market capitalization. The process then combines those investment categories with more highly correlated historical performance into a smaller number of “clusters.” A cluster is a group of investment categories based on geography and sector that have demonstrated a tendency to behave similarly (high correlation). Thereafter, each of these clusters are weighted in the Underlying Index to produce a highly diversified portfolio.

The QS DBI Developed ex-US Diversified Index is reconstituted on an annual basis. The Underlying Index is rebalanced on a quarterly basis. Companies can be added or deleted to the Underlying Index only during the reconstitution or quarterly rebalance dates. The Fund’s portfolio is rebalanced when the Underlying Index is rebalanced or reconstituted. The Fund may trade at times other than when the Underlying Index is rebalanced or reconstituted for a variety of reasons, including when adjustments may be made to its representative sampling process from time to time or when investing cash.

Maintaining the Underlying Index includes monitoring and completing the adjustments for company additions and removals, stock splits, stock dividends, float changes and stock price adjustments due to restructurings, spin-offs and other corporate actions. New additions to the MSCI World ex-US Index due to corporate events will not be added simultaneously to the Underlying Index, but will be considered for inclusion at the following index rebalance/reconstitution

Index Availability. The Underlying Index is calculated continuously and is available from Solactive AG.

Calculation Methodology. The Fund utilizes the Underlying Index calculated with net dividends reinvested. Solactive AG uses the index constituent companies’ country of incorporation to determine the relevant dividend withholding tax rates in calculating net dividends.

Emerging Markets Diversified Core ETF—QS DBI Emerging Markets Diversified Index

Component Selection Criteria and Index Description. The QS DBI Emerging Markets Diversified Index seeks to provide exposure to equity securities in emerging markets and is based on a proprietary methodology created and sponsored by QS Investors, the Fund’s Subadviser. QS Investors is affiliated with both LMPFA and the Fund. The Index consists of emerging markets equity securities that are included in the MSCI Emerging Markets Index. The proprietary rules-based process initially groups this universe of securities into multiple investment categories based on geography and sector. Within each of these investment categories, securities are weighted by market capitalization. The process then combines those investment categories with more highly correlated historical performance into a smaller number of “clusters.” A cluster is a group of investment categories based on geography and sector that have demonstrated a tendency to behave similarly (high correlation). Thereafter, each of these clusters are weighted in the Underlying Index to produce a highly diversified portfolio.

The QS DBI Emerging Markets Diversified Index is reconstituted on an annual basis. The Underlying Index is rebalanced on a quarterly basis. Companies can be added or deleted to the Underlying Index only during the reconstitution or quarterly rebalance dates. The Fund’s portfolio is rebalanced when the Underlying Index is rebalanced or reconstituted. The Fund may trade at times other than when the Underlying Index is rebalanced or reconstituted for a variety of reasons, including when adjustments may be made to its representative sampling process from time to time or when investing cash.

Maintaining the Underlying Index includes monitoring and completing the adjustments for company additions and removals, stock splits, stock dividends, float changes and stock price adjustments due to restructurings, spin-offs and other corporate actions. New additions to the MSCI Emerging Markets Index due to corporate events will not be added simultaneously to the Underlying Index, but will be considered for inclusion at the following index rebalance/reconstitution.

Index Availability. The Underlying Index is calculated continuously and is available from Solactive AG.

Calculation Methodology. The Fund utilizes the Underlying Index calculated with net dividends reinvested. Solactive AG uses the index constituent companies’ country of incorporation to determine the relevant dividend withholding tax rates in calculating net dividends.

Emerging Markets Low Volatility High Dividend ETF - QS Emerging Markets Low Volatility High Dividend Hedged Index

Component Selection Criteria and Index Description. The QS Emerging Markets Low Volatility High Dividend Hedged Index seeks to provide more stable income through investments in stocks of profitable companies in emerging markets outside of the United States with relatively high dividend yields or anticipated dividend yields and lower price and earnings volatility, while mitigating exposure to exchange-rate fluctuations between the U.S. dollar and currencies in which the Fund’s securities are denominated. The Underlying Index is based on a proprietary methodology created and sponsored by QS Investors, the Fund’s Subadviser. QS Investors is affiliated with both LMPFA and the Fund. The Underlying Index is composed of equity securities in emerging markets outside of the United States across a range of market capitalizations that are included in the MSCI Emerging Markets IMI Index. Stocks in the Underlying Index must have demonstrated profitability over the last four fiscal quarters as a whole. Stocks whose yields are not supported by earnings are excluded from the Underlying Index. The methodology calculates a composite “stable yield” score, with the yield of stocks with relatively high price volatility and earnings volatility and from countries with relatively high interest rates adjusted downward and the yield of stocks with relatively low price volatility and earnings volatility and from countries with relatively low interest rates adjusted upward. QS Investors anticipates that the number of component securities in the Underlying Index will range from 50 to 200. As initially constituted and balanced, no individual component of the Underlying Index will exceed 2.5% of the Underlying Index, no individual sector will exceed 25% of the Underlying Index, no country will exceed 15% of the Underlying Index, no region will exceed 50% of the Underlying Index and REIT components as a whole will not exceed 15% of the Underlying Index.

Index Maintenance. The QS Emerging Markets Low Volatility High Dividend Hedged Index is reconstituted annually, with components reviewed on a quarterly basis for continued suitability. Companies can be added to the Underlying Index only at regular index reviews, with the exception of spun-off entities of index constituents or acquirers of index constituents in stock-based takeovers. Companies can only be deleted from the Underlying Index at regular index reviews, with the exception of stocks that face delisting. If a constituent is removed from the MSCI Emerging Markets IMI Index, it will be removed from the QS Emerging Markets Low Volatility High Dividend Hedged Index. The Fund’s portfolio is rebalanced when the Underlying Index is rebalanced or reconstituted. The Fund may trade at times other than when the Underlying Index is rebalanced or reconstituted for a variety of reasons, including when adjustments may be made to its representative sampling process from time to time or when investing cash.

Current index constituents are reviewed to determine if any of them should be removed or replaced due to, among other considerations, changes to their predicted or past dividend payouts, predicted or realized earnings, current valuation or price volatility, as well as volumes traded. In addition, constituent weightings may be adjusted to avoid concentration in sector exposures or individual stock holdings.

Maintaining the Underlying Index includes monitoring and completing the adjustments for company additions and removals, stock splits, stock dividends, float changes and stock price adjustments due to restructurings, spin-offs and other corporate actions.

Index Availability. The Underlying Index is calculated continuously and is available from Solactive AG.

Calculation Methodology. The Fund utilizes the Underlying Index calculated with net dividends reinvested. Solactive AG uses the index constituent companies’ country of incorporation to determine the relevant dividend withholding tax rates in calculating net dividends.

International Low Volatility High Dividend ETF - QS International Low Volatility High Dividend Index

Component Selection Criteria and Index Description. The QS International Low Volatility High Dividend Hedged Index seeks to provide more stable income through investments in stocks of profitable companies in developed markets outside of the United States with relatively high dividend yields and lower price and earnings volatility while mitigating exposure to exchange-rate fluctuations between the U.S. dollar and other international currencies. The Underlying Index is based on a proprietary methodology created and sponsored by QS Investors, the Fund’s Subadviser. QS Investors is affiliated with both LMPFA and the Fund. The Underlying Index is composed of equity securities in developed markets outside of the United States across a range of market capitalizations that are included in the MSCI World ex-US IMI Index. Stocks in the Underlying Index must have demonstrated profitability over the last four fiscal quarters as a whole. Stocks whose yields are not supported by earnings are excluded from the Underlying Index. The methodology calculates a composite “stable yield” score, with the yield of stocks with relatively high price volatility and earnings volatility and from countries with relatively high interest rates adjusted downward and the yield of stocks with relatively low price volatility and earnings volatility and from countries with relatively low interest rates adjusted upward. QS Investors anticipates that the number of component securities in the Underlying Index will range from 50 to 200. As initially constituted and balanced, no individual component of the Underlying Index will exceed 2.5% of the Underlying Index, no individual sector (as defined by QS Investors) will exceed 25% of the Underlying Index, no country (as defined by QS Investors) will exceed 15% of the Underlying Index, no individual geographic region (as defined by QS Investors) will exceed 50% of the Underlying Index and real estate investment trust (“REIT”) components as a whole will not exceed 15% of the Underlying Index.

Index Maintenance. The QS International Low Volatility High Dividend Hedged Index is reconstituted annually, with components reviewed on a quarterly basis for continued suitability. Companies can be added to the Underlying Index only at regular index reviews, with the exception of spun-off entities of index constituents or acquirers of index constituents in stock-based takeovers. Companies can only be deleted from the Underlying Index at regular index reviews, with the exception of stocks that face delisting. If a constituent is removed from the MSCI World ex-US IMI Index, it will be removed from the QS International Low Volatility High Dividend Hedged Index. The Fund’s portfolio is rebalanced when the Underlying Index is rebalanced or reconstituted. The Fund may trade at times other than when the Underlying Index is rebalanced or reconstituted for a variety of reasons, including when adjustments may be made to its representative sampling process from time to time or when investing cash.

Current index constituents are reviewed to determine if any of them should be removed or replaced due to, among other considerations, changes to their predicted or past dividend payouts, predicted or realized earnings, current valuation, price volatility, as well as volumes traded. In addition, constituent weightings may be adjusted to avoid concentration in sector exposures or individual stock holdings.

Maintaining the Underlying Index includes monitoring and completing the adjustments for company additions and removals, stock splits, stock dividends, float changes and stock price adjustments due to restructurings, spin-offs and other corporate actions.

Index Availability. The Underlying Index is calculated continuously and is available from Solactive AG.

Calculation Methodology. The Fund utilizes the Underlying Index calculated with net dividends reinvested. Solactive AG uses the index constituent companies’ country of incorporation to determine the relevant dividend withholding tax rates in calculating net dividends.

Low Volatility High Dividend ETF - QS Low Volatility High Dividend Index

Component Selection Criteria and Index Description. The QS Low Volatility High Dividend Index seeks to provide more stable income through investments in stocks of profitable U.S. companies with relatively high dividend yields and lower price and earnings volatility. The Underlying Index is based on a proprietary methodology created and sponsored by QS Investors, the Fund’s Subadviser. QS Investors is affiliated with both LMPFA and the Fund. The Underlying Index is composed of stocks of U.S. companies across a wide range of market capitalizations, including the largest 3,000 U.S. stocks as determined by the Solactive US Broad Market Index. QS Investors anticipates that the number of component securities in the Underlying Index will range from 50 to 100. Stocks in the Underlying Index must have demonstrated profitability over the last four fiscal quarters as a whole. Stocks whose yields are not supported by earnings are excluded from the Underlying Index. The methodology calculates a composite “stable yield” score, with the yield of stocks with relatively higher price volatility and earnings volatility adjusted downward and the yield of stocks with relatively lower price volatility and earnings volatility adjusted upward. As initially constituted and balanced, no individual component of the Underlying Index will exceed 2.5% of the Underlying Index, no individual sector (as defined by QS Investors) will exceed 25% of the Underlying Index, and REIT components as a whole will not exceed 15% of the Underlying Index.

Index Maintenance. The QS Low Volatility High Dividend Index is reconstituted annually, with components reviewed on a quarterly basis for continued suitability. Companies can be added to the Underlying Index only at regular index reviews, with the exception of spun-off entities of index constituents or acquirers of index constituents in stock-based takeovers. Companies can only be deleted from the Underlying Index at regular index reviews, with the exception of stocks that face delisting. If a constituent is removed from the Solactive US Broad Market Index, it will be removed from the QS Low Volatility High Dividend Index. The Fund’s portfolio is rebalanced when the Underlying Index is rebalanced or reconstituted. The Fund may trade at times other than when the Underlying Index is rebalanced or reconstituted for a variety of reasons, including when adjustments may be made to its representative sampling process from time to time or when investing cash.

Current index constituents are reviewed to determine if any of them should be removed or replaced due to, among other considerations, changes to their predicted or past dividend payouts, predicted or realized earnings, current valuation, price volatility, as well as volumes traded. In addition, constituent weightings may be adjusted to avoid concentration in sector exposures or individual stock holdings.

Maintaining the Underlying Index includes monitoring and completing the adjustments for company additions and removals, stock splits, stock dividends, float changes and stock price adjustments due to restructurings, spin-offs and other corporate actions.

Index Availability. The Underlying Index is calculated continuously and is available from Solactive AG.

Calculation Methodology. The Fund utilizes the Underlying Index calculated with net dividends reinvested. Solactive AG uses the index constituent companies’ country of incorporation to determine the relevant dividend withholding tax rates in calculating net dividends. An index constituent’s regular cash dividend is reinvested into its stock after deduction of withholding tax by the company’s country of incorporation applicable to non-resident investors. Since the Fund is a U.S.-listed ETF of U.S. listed stocks, that withholding rate is set to zero.

US Diversified Core ETF - QS DBI US Diversified Index

Component Selection Criteria and Index Description. The QS DBI US Diversified Index seeks to provide exposure to equities of U.S. companies and is based on a proprietary methodology created and sponsored by QS Investors, the Fund’s Subadviser. QS Investors is affiliated with both LMPFA and the Fund. The Underlying Index is composed of U.S. companies that are included in the MSCI USA IMI Index. The proprietary rules-based process initially groups this universe of securities into multiple investment categories based on industries. Within each of these investment categories, securities are weighted by market capitalization. The process then combines those investment categories with more highly correlated historical performance into a smaller number of “clusters.” A cluster is a group of investment categories based on industry that have demonstrated a tendency to behave similarly (high correlation). Thereafter, each of these clusters are equally weighted in the Underlying Index to produce a diversified portfolio.

The QS DBI US Diversified Index is reconstituted on an annual basis. The Underlying Index is rebalanced on a quarterly basis. Companies can be added or deleted to the Underlying Index only during the reconstitution or quarterly rebalance dates. The Fund’s portfolio is rebalanced when the Underlying Index is rebalanced or reconstituted. The Fund may trade at times other than when the Underlying Index is rebalanced or reconstituted for a variety of reasons, including when adjustments may be made to its representative sampling process from time to time or when investing cash.

Maintaining the Underlying Index includes monitoring and completing the adjustments for company additions and removals, stock splits, stock dividends, float changes and stock price adjustments due to restructurings, spin-offs and other corporate actions. New additions to the MSCI USA IMI Index due to corporate events will not be added simultaneously to the Underlying Index, but will be considered for inclusion at the following index rebalance/reconstitution.

Index Availability. The Underlying Index is calculated continuously and is available from Solactive AG.

Calculation Methodology. The Fund utilizes the Underlying Index calculated with net dividends reinvested. Solactive AG uses the index constituent companies’ country of incorporation to determine the relevant dividend withholding tax rates in calculating net dividends.

Index Disclaimers

The MSCI World ex USA Index, the MSCI Emerging Markets Index, the MSCI Emerging Markets IMI Index, the MSCI World ex-US IMI Index and the MSCI USA IMI Index (the “MSCI Indexes”) were used by QS Investors as the reference universes for selection of the component securities included in the QS DBI Developed ex-US Diversified Index, the QS DBI Emerging Markets Diversified Index, the QS Emerging Markets Low Volatility High Dividend Hedged Index, the QS International Low Volatility High Dividend Hedged Index, and the QS DBI US Diversified Index, respectively. MSCI Inc. does not in any way sponsor, support, promote or endorse the QS DBI Developed ex-US Diversified Index, the QS DBI Emerging Markets Diversified Index, the QS Emerging Markets Low Volatility High Dividend Hedged Index, the QS International Low Volatility High Dividend Hedged Index or the QS DBI US Diversified Index or the Legg Mason Developed ex-US Diversified Core ETF, the Legg Mason Emerging Markets Diversified Core ETF, the Legg Mason Emerging Markets Low Volatility High Dividend ETF, the Legg Mason International Low Volatility High Dividend ETF or the Legg Mason US Diversified Core ETF. MSCI Inc. was not and is not involved in any way in the creation, calculation, maintenance or review of the QS DBI Developed ex-US Diversified Index, the QS DBI Emerging Markets Diversified Index, the QS Emerging Markets Low Volatility High Dividend Hedged Index, the QS International Low Volatility High Dividend Hedged Index or the QS DBI US Diversified Index. The MSCI Indexes were provided on an “as is” basis. MSCI Inc., its affiliates and any other person or entity involved in or related to compiling, computing or creating the MSCI Indexes (collectively, the “MSCI Parties”) expressly disclaim all warranties (including, without limitation, any warranties of originality, accuracy, completeness, timeliness, non-infringement, merchantability and fitness for a particular purpose). Without limiting any of the foregoing, in no event shall any MSCI Party have any liability for any direct, indirect, special, incidental, punitive, consequential (including without limitation lost profits) or any other damages in connection with the MSCI Indexes, the QS DBI Developed ex-US Diversified Index, the QS DBI Emerging Markets Diversified Index, the QS Emerging Markets Low Volatility High Dividend Hedged Index, the QS DBI US Diversified Index, the Legg Mason Developed ex-US Diversified Core ETF, the Legg Mason Emerging Markets Diversified Core ETF, the Legg Mason Emerging Markets Low Volatility High Dividend ETF, the Legg Mason International Low Volatility High Dividend ETF or the Legg Mason US Diversified Core ETF.

The Fund is not sponsored, promoted, sold or supported in any other manner by Solactive AG nor does Solactive AG offer any express or implicit guarantee or assurance either with regard to the results of using the Underlying Indexes and/or Underlying Indexes trade mark or the Underlying Indexes Price at any time or in any other respect. The Underlying Indexes are calculated and published by Solactive AG. Solactive AG uses its best efforts to ensure that the Underlying Indexes are calculated correctly. Irrespective of its obligations towards the Fund, Solactive AG has no obligation to point out errors in the Underlying Indexes to third parties including but not limited to investors and/or financial intermediaries of the Fund. Neither publication of the Underlying Indexes by Solactive AG nor the licensing of the Underlying Indexes or the Underlying Indexes trade mark for the purpose of use in connection with the Fund constitutes a recommendation by Solactive AG to invest capital in said Fund nor does it in any way represent an assurance or opinion of Solactive AG with regard to any investment in said Fund.

QS Investors does not guarantee the accuracy and/or the completeness of the Underlying Indexes or any data included therein, and QS Investors shall not have any liability for any errors, omissions or interruptions therein. QS Investors makes no warranty, express or implied, as to results to be obtained by the Fund, owners of the shares of the Fund or any other person or entity from the use of the Underlying Indexes or any data included therein, either in connection with the Fund or for any other use. QS Investors makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Underlying Indexes or any data included therein. Without limiting any of the foregoing, in no event shall QS Investors have any liability for any special, punitive, direct, indirect or consequential damages (including lost profits) arising out of matters relating to the use of the Underlying Indexes, even if notified of the possibility of such damages.

Low Volatility High Dividend ETF

The Fund is not sponsored, promoted, sold or supported in any other manner by Solactive AG nor does Solactive AG offer any express or implicit guarantee or assurance either with regard to the results of using the Solactive US Broad Market Index (the “Solactive Index”) and/or Solactive Index trade mark or the Solactive Index Price at any time or in any other respect. The Solactive Index is calculated and published by Solactive AG. Solactive AG uses its best efforts to ensure that the Solactive Index is calculated correctly. Irrespective of its obligations towards the Fund, Solactive AG has no obligation to point out errors in the Solactive Index to third parties including but not limited to investors and/or financial intermediaries of the fund. Neither publication of the Solactive Index by Solactive AG nor the licensing of the Solactive Index or Solactive Index trade mark for the purpose of use in connection with the Fund constitutes a recommendation by Solactive AG to invest capital in the Fund nor does it in any way represent an assurance or opinion of Solactive AG with regard to any investment in the Fund.

March 1, 2019

LEGG MASON ETF INVESTMENT TRUST

Fund	Exchange	Ticker Symbol
LEGG MASON GLOBAL INFRASTRUCTURE ETF (the “Fund”)	NASDAQ	INFR

620 Eighth Avenue

New York, New York 10018

1-877-721-1926

STATEMENT OF ADDITIONAL INFORMATION

This Statement of Additional Information (“SAI”) is not a prospectus and is meant to be read in conjunction with the Prospectus of the Fund, dated March 1, 2019, as amended or supplemented from time to time, and is incorporated by reference in its entirety into the Prospectus.

Additional information about the Fund’s investments is available in the Fund’s annual and semi-annual reports to shareholders. The annual report contains financial statements that are incorporated herein by reference. The Fund’s Prospectus and copies of the annual and semi-annual reports may be obtained free of charge by writing the Fund at 100 First Stamford Place, Attn: Shareholder Services—5th Floor, Stamford, Connecticut 06902, by calling the telephone number set forth above, by sending an e-mail request to prospectus@leggmason.com or by visiting www.leggmason.com/etfliterature. Legg Mason Investor Services, LLC (the “Distributor”), a wholly-owned broker/dealer subsidiary of Legg Mason, Inc. (“Legg Mason”), serves as the Fund’s sole and exclusive distributor. The Fund only issues or redeems shares that have been aggregated into blocks of shares, called Creation Units, to authorized participants who have entered into agreements with the Fund’s distributor. The following table sets forth the number of shares that constitute a Creation Unit for the Fund:

Creation Unit Size
100,000

THIS SAI IS NOT A PROSPECTUS AND IS AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS ONLY IF PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.

No person has been authorized to give any information or to make any representations not contained in the Prospectus or this SAI in connection with the offering made by the Prospectus and, if given or made, such information or representations must not be relied upon as having been authorized by the Fund or the Distributor. The Prospectus and this SAI do not constitute an offering by the Fund or by the Distributor in any jurisdiction in which such offering may not lawfully be made.

FINANCIAL STATEMENTS	96
UNDERLYING INDEX	1
APPENDIX A—PROXY VOTING GUIDELINES AND PROCEDURES	A-1
APPENDIX B—UNDERLYING INDEX	B-1

GLOSSARY OF TERMS

Because the following is a combined glossary of terms used for all the Legg Mason Funds, certain terms below may not apply to your fund. Any terms used but not defined herein have the meaning ascribed to them in the applicable Fund’s prospectus.

“1933 Act” means the Securities Act of 1933, as amended.

“1934 Act” means the Securities Exchange Act of 1934, as amended.

“1940 Act” means the Investment Company Act of 1940, as amended.

“1940 Act Vote” means the vote of the lesser of (a) more than 50% of the outstanding shares of the Fund or (b) 67% or more of the shares of the Fund present at a shareholders’ meeting if more than 50% of the outstanding shares of that Fund are represented at the meeting in person or by proxy.

“Advisers Act” means the Investment Advisers Act of 1940, as amended.

“Authorized Participant” means broker-dealers that are permitted to create and redeem shares directly with the Fund and who have investors who have entered into agreements with the Fund’s Distributor.

“Board” means the Board of Trustees.

“Cash Component” means a deposit of a specified cash payment that is exchanged (with Deposit Securities, if any) for Creation Units of the Fund.

“CEA” means the Commodity Exchange Act, as amended.

“CFTC” means the U.S. Commodity Futures Trading Commission.

“Code” means the Internal Revenue Code of 1986, as amended.

“Creation Units” means aggregations of a specified number of shares by which the Fund offers and issues.

“Deposit Securities” means the basket of securities and/or instruments exchanged (with the Cash Component, if any) for Creation Units of the Fund.

“Distributor” means the party that is responsible for the distribution or sale of the Fund’s shares. Legg Mason Investor Services, LLC (“LMIS”) is the Fund’s distributor.

“DTC” means The Depository Trust Company, which is a limited-purpose trust company, which was created to hold securities of participants of DTC (“DTC Participants”) and to facilitate the clearance and settlement of securities transactions among the DTC Participants in such securities through electronic book-entry changes in accounts of the DTC Participants, thereby eliminating the need for physical movement of securities certificates.

“Exchange” means the applicable exchange on which shares of the Fund are listed for trading on the secondary market as indicated on the front cover of this SAI.

“FINRA” means the Financial Industry Regulatory Authority, Inc.

“Fund” means the Fund or Funds listed on the cover of this SAI unless stated otherwise.

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“Fund Deposit” means the minimum initial and subsequent investment amount for a Creation Unit of the Fund and consists of the Deposit Securities and Cash Component.

“Fundamental Investment Policy” means an investment policy of the Fund that may be changed only by a 1940 Act Vote. Only those policies expressly designated as such are fundamental investment policies. All other policies and restrictions may be changed by the Board without shareholder approval.

“Independent Trustee” means a Trustee of the Trust who is not an “interested person” (as defined in the 1940 Act) of the Trust.

“IRAs” means Individual Retirement Accounts.

“IRS” means Internal Revenue Service.

“IIV” means the Fund’s intra-day indicative value.

“Legg Mason” means Legg Mason, Inc.

“Legg Mason Funds” means the funds managed by Legg Mason Partners Fund Advisor, LLC or an affiliate.

“Manager” or “LMPFA” means Legg Mason Partners Fund Advisor, LLC.

“NAV” means net asset value.

“NASDAQ” means NASDAQ Stock Market, LLC.

“NRSROs” means nationally recognized (or non-U.S.) statistical rating organizations, including, but not limited to, Moody’s Investors Service, Inc. (“Moody’s”), Fitch Ratings and S&P Global Ratings (“S&P”).

“NSCC” means the National Securities Clearing Corporation.

“NYSE” means the New York Stock Exchange.

“Plan” means the distribution and service plan adopted pursuant to Rule 12b-1 under the 1940 Act.

“Prospectus” means the prospectus of a Fund as referenced on the cover page of this SAI.

“Redemption Securities” means the securities that will be delivered in an in-kind transfer in a redemption.

“SAI” means this Statement of Additional Information.

“SEC” means the U.S. Securities and Exchange Commission.

“Subadviser” means RARE Infrastructure (North America) Pty Ltd. and Western Asset Management Company, LLC, as applicable, and as referred to in the Fund’s Prospectus and this SAI.

“Transmittal Date” the date on which an order to create Creation Units or an order to redeem Creation Units is placed.

“Trust” means Legg Mason ETF Investment Trust.

“Trustees” means the trustees of the Trust.

“Underlying Index” means the RARE Global Infrastructure Index.

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INVESTMENT POLICIES

Investment Objective and Strategies

The Fund is registered under the 1940 Act, as an open-end management investment company. The Fund’s Prospectus discusses the Fund’s investment objective and strategies. The following is a summary of certain strategies and investment limitations of the Fund and supplements the description of the Fund’s investment strategies in its Prospectus. Additional information regarding investments practices and risk factors with respect to the Fund may also be found below in the section entitled Investment Practices and Risk Factors.

Legg Mason Global Infrastructure ETF

•

Investment objective. The Fund seeks to track the investment results of an index composed of infrastructure-related equity securities from global markets constructed through the application of several fundamental factors.

•	The Fund is a passively-managed ETF.
•

The Fund seeks to track the investment results of the Underlying Index. The Fund will invest at least 80% of its net assets, plus borrowings for investment purposes, if any, in securities that compose the Underlying Index. The Fund’s 80% investment policy be changed by the Board without shareholder approval upon 60 days’ prior notice to shareholders. Additional information on the Underlying Index is provided below.

•

The Fund may invest up to 20% of its net assets in certain index futures, options, options on index futures related to its Underlying Index and its component securities; cash and cash equivalents; other investment companies, including ETFs; and in securities and other instruments not included in its Underlying Index, but which the Subadviser believes will help the Fund track its Underlying Index, including structured instruments such as participation notes and low exercise price warrants or other similar instruments.

•

Industry Concentration Policy. The Fund will concentrate its investments (i.e., hold 25% or more of its total assets) in a particular industry to approximately the same extent that the Underlying Index is concentrated in the securities of such particular industry. For purposes of this limitation, securities of the U.S. government (including its agencies and instrumentalities) and repurchase agreements collateralized by U.S. government securities are not considered to be issued by members of any industry.

•	The Fund may hold no more than 25% of the Fund’s net assets (taken at the then-current market value) as required collateral for short sales at any one time.

RARE Global Infrastructure Index

The Underlying Index is composed of equity securities in developed and developing markets that are included in the MSCI ACWI All Cap Index. Companies in the MSCI ACWI All Cap Index are screened to include only companies within the following Global Industry Classification Standard (GICS) sub-industries and are classified into infrastructure sectors

Utilities Infrastructure Sector	Economically Sensitive Infrastructure Sector
Electric Utilities	Airport Services

Gas Utilities	Cable & Satellite

Independent Power Producers & Energy Traders	Highway & Railtracks

Multi-Utilities	Marine Ports & Services

Renewable Electricity	Oil & Gas Storage & Transportation

Water Utilities	Railroads

Specialized Real Estate Investment Trusts (“REITs”)

The Subadviser calculates the infrastructure exposure of each issuer based on the following:

1.	Percentage of EBITDA (earnings before interest, tax, depreciation and amortization divided by total revenue) from infrastructure over total EBITDA;

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2.	The percentage of EBIT (earnings before interest and tax divided by total revenue) from infrastructure over total EBIT; or

3.	The percentage of revenue from infrastructure over total revenues is used.

The Subadviser uses the following sectors definitions/classifications to classify EBITDA, EBIT or revenue as infrastructure exposure:

•	Electric – Transmission or Distribution Networks or Power Generation
•	Gas – Transmission or Distribution Networks
•	Water – Network or water related services
•	Communications – Towers or Satellite Operators
•	Ports – Container and marine terminals
•	Railways – Freight or passenger railways
•	Toll Roads
•	Airports

Only companies with a score of 6 or higher in infrastructure (6 being 60% of EBITDA, etc.) are included in the Underlying Index. The infrastructure exposure score of each company in the Underlying Index will be calculated at least on an annual basis.

The Underlying Index applies multiple screens to select the more highly-scored individual infrastructure-related securities, including screens for the following factors:

•	Daily share price volatility (measured over a three-year period).
•

Market capitalization and average daily volume: Companies are screened out if their average market capitalization for one year is less than US$500 million and/or if the one-year average daily value traded is less than US$2 million.

•

Forward looking dividend yield (defined as consensus dividends per share payable in the next year divided by the daily average share price for one year): The companies remaining after the market cap and average daily trading volume screen are ranked from highest to lowest in forward-looking dividend yield. The top two quartiles remain in the universe, and the bottom two are subject to an operating cash flow yield screen.

•

Operating cash flow yield (defined as the latest available annual operating cash flow divided by the daily average enterprise value for one year): Companies are ranked from highest to lowest operating cash flow yield, with the top two quartiles being added back into the universe. In addition, companies in the top two quartiles with operating cash flow yield greater than two standard deviations from the mean are also excluded.

Companies with average market capitalizations during the previous year of less than $500 million and/or average daily trading volume during the previous year of less than $2 million are excluded from the Underlying Index. Each company within the Underlying Index is given a weight based on its market capitalization adjusted by its exposure to infrastructure.

The weight of each sector in the Underlying Index will range from 40% to 60% and will be adjusted quarterly based on movements in the OECD G7 Leading Indicators Index, which attempts to anticipate turning points in the business cycle six to nine months before they occur. A positive quarter to quarter change will lead to an increased allocation to the economically sensitive infrastructure sector while a negative quarter to quarter change will lead to a greater allocation to the utilities infrastructure sector.

The Subadviser anticipates that the number of component securities in the Underlying Index will range from 75 to 200. Companies in the Underlying Index are assigned to four regions: Asia Pacific, Emerging Markets, Europe and North America, with no region exceeding 50% of the Underlying Index. As of December 31, 2018, the Underlying Index consisted of securities from the following 28 countries: Australia, Brazil, Canada, Chile, China (HK listed), Czech Republic, France, Germany, Hong Kong, Italy, Japan, Luxembourg, Malaysia, Mexico, Netherlands, New Zealand, Philippines, Portugal, Qatar, Russia, South Korea, Spain, Switzerland, Taiwan, Thailand, United Arab Emirates, United Kingdom and United States. The countries represented by companies in the Underlying Index may change from time to time due to market conditions. As initially constituted and balanced, no individual component of the Underlying Index will exceed 5% of the Underlying Index, and no individual component may have a weight of less than 0.10% of the Underlying Index. A company is assigned to a region based on its listing domicile. A company’s regional economic exposure may be different from its listing domicile.

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The Underlying Index’s components are reconstituted quarterly and rebalanced quarterly. The Underlying Index is reconstituted on different dates from the MSCI ACWI All Cap Index. The Fund’s securities portfolio is rebalanced when the Underlying Index is rebalanced or reconstituted. The composition of the Underlying Index and the Fund after reconstitution and rebalancing may fluctuate and exceed the above Underlying Index limitations due to market movements and other factors.

The Fund’s securities portfolio is rebalanced when the Underlying Index is rebalanced or reconstituted. The Fund may trade at times other than when the Underlying Index is rebalanced or reconstituted for a variety of reasons, including when adjustments may be made to its representative sampling process from time to time or when investing cash.

Fundamental and Non-Fundamental Investment Policies General

The Fund has adopted the fundamental and non-fundamental investment policies below for the protection of shareholders. Fundamental investment policies of the Fund may not be changed without a 1940 Act Vote. The Board may change non-fundamental investment policies at any time without shareholder approval and upon notice to shareholders.

If any percentage restriction described below (other than the limitation on borrowing) is complied with at the time of an investment, a later increase or decrease in the percentage resulting from a change in asset values or characteristics will not constitute a violation of such restriction, unless otherwise noted below.

The Fund’s investment objective is non-fundamental.

Fundamental Investment Policies

The Fund’s fundamental investment policies are as follows:

Borrowing: The Fund may not borrow money except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

Underwriting: The Fund may not engage in the business of underwriting the securities of other issuers except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

Lending: The Fund may lend money or other assets to the extent permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

Senior Securities: The Fund may not issue senior securities except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

Real Estate: The Fund may not purchase or sell real estate except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

Commodities: The Fund may purchase or sell commodities or contracts related to commodities to the extent permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

Concentration: The Fund will not invest more than 25% of its total assets in the securities of one or more issuers conducting their principal business activities in the same industry, except as permitted by exemptive relief or other relief or permission from the SEC, SEC staff or other authority with appropriate jurisdiction, and except that the Fund may invest more than 25% of the value of its total assets in securities of issuers in the same industry to approximately the same extent that its Underlying Index concentrates in the securities of such particular industry.

With respect to the fundamental policy relating to borrowing money set forth above, the 1940 Act permits a fund to borrow money in amounts of up to one-third of the fund’s total assets from banks for any purpose, and to borrow up to 5% of the fund’s total assets from banks or other lenders for temporary purposes. (A fund’s total assets include the amounts being

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borrowed.) To limit the risks attendant to borrowing, the 1940 Act requires a fund to maintain an “asset coverage” of at least 300% of the amount of its borrowings, provided that in the event that the fund’s asset coverage falls below 300%, the fund is required to reduce the amount of its borrowings so that it meets the 300% asset coverage threshold within three days (not including Sundays and holidays). Asset coverage means the ratio that the value of a fund’s total assets (including amounts borrowed), minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Certain trading practices and investments, such as reverse repurchase agreements, may be considered to be borrowings, and thus subject to the 1940 Act restrictions. Borrowing money to increase portfolio holdings is known as “leveraging.” Borrowing, especially when used for leverage, may cause the value of the Fund’s shares to be more volatile than if the Fund did not borrow. This is because borrowing tends to magnify the effect of any increase or decrease in the value of the Fund’s portfolio holdings. Borrowed money thus creates an opportunity for greater gains, but also greater losses. To repay borrowings, the Fund may have to sell securities at a time and at a price that is unfavorable to the Fund. There also are costs associated with borrowing money, and these costs would offset and could eliminate the Fund’s net investment income in any given period. Currently, the Fund does not have any intention of borrowing money for leverage. The policy above will be interpreted to permit the Fund to engage in trading practices and investments that may be considered to be borrowing to the extent permitted by the 1940 Act. Short-term credits necessary for the settlement of securities transactions and arrangements with respect to securities lending will not be considered to be borrowings under the policy. Practices and investments that may involve leverage but are not considered to be borrowings are not subject to the policy.

With respect to the fundamental policy relating to underwriting set forth above, the 1940 Act does not prohibit a fund from engaging in the underwriting business or from underwriting the securities of other issuers; in fact, the 1940 Act permits a fund to have underwriting commitments of up to 25% of its assets under certain circumstances. Those circumstances currently are that the amount of the fund’s underwriting commitments, when added to the value of the fund’s investments in issuers where the fund owns more than 10% of the outstanding voting securities of those issuers, cannot exceed the 25% cap. A fund engaging in transactions involving the acquisition or disposition of portfolio securities may be considered to be an underwriter under the 1933 Act. Under the 1933 Act, an underwriter may be liable for material omissions or misstatements in an issuer’s registration statement or prospectus. Securities purchased from an issuer and not registered for sale under the 1933 Act are considered restricted securities. There may be a limited market for these securities. If these securities are registered under the 1933 Act, they may then be eligible for sale but participating in the sale may subject the seller to underwriter liability. These risks could apply to a fund investing in restricted securities. Although it is not believed that the application of the 1933 Act provisions described above would cause the Fund to be engaged in the business of underwriting, the policy above will be interpreted not to prevent the Fund from engaging in transactions involving the acquisition or disposition of portfolio securities, regardless of whether the Fund may be considered to be an underwriter under the 1933 Act.

With respect to the fundamental policy relating to lending set forth above, the 1940 Act does not prohibit a fund from making loans; however, SEC staff interpretations currently prohibit funds from lending more than one-third of their total assets, except through the purchase of debt obligations or the use of repurchase agreements. (A repurchase agreement is an agreement to purchase a security, coupled with an agreement to sell that security back to the original seller on an agreed-upon date at a price that reflects current interest rates. The SEC frequently treats repurchase agreements as loans.) While lending securities may be a source of income to the Fund, as with other extensions of credit, there are risks of delay in recovery or even loss of rights in the underlying securities should the borrower fail financially. However, loans would be made only when the Fund’s Subadviser believes the income justifies the attendant risks. The Fund also will be permitted by this policy to make loans of money, including to other funds. The Fund would have to obtain exemptive relief from the SEC to make loans to other funds. The policy above will be interpreted not to prevent the Fund from purchasing or investing in debt obligations and loans. In addition, collateral arrangements with respect to options, forward currency and futures transactions and other derivative instruments, as well as delays in the settlement of securities transactions, will not be considered loans.

With respect to the fundamental policy relating to issuing senior securities set forth above, “senior securities” are defined as fund obligations that have a priority over the fund’s shares with respect to the payment of dividends or the distribution of fund assets. The 1940 Act prohibits a fund from issuing senior securities, except that the fund may borrow money in amounts of up to one-third of the fund’s total assets from banks for any purpose. A fund also may borrow up to 5% of the fund’s total assets from banks or other lenders for temporary purposes, and these borrowings are not considered senior securities. The issuance of senior securities by a fund can increase the speculative character of the fund’s outstanding shares through leveraging. Leveraging of the Fund’s portfolio through the issuance of senior securities magnifies the potential for gain or loss on

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monies, because even though the Fund’s net assets remain the same, the total risk to investors is increased to the extent of the Fund’s gross assets. The policy above will be interpreted not to prevent collateral arrangements with respect to swaps, options, forward or futures contracts or other derivatives, or the posting of initial or variation margin.

With respect to the fundamental policy relating to real estate set forth above, the 1940 Act does not prohibit a fund from owning real estate; however, a fund is limited in the amount of illiquid assets it may purchase. Investing in real estate may involve risks, including that real estate is generally considered illiquid and may be difficult to value and sell. Owners of real estate may be subject to various liabilities, including environmental liabilities. To the extent that investments in real estate are considered illiquid, the current SEC staff position generally limits a fund’s purchases of illiquid securities to 15% of net assets. The policy above will be interpreted not to prevent the Fund from investing in real estate-related companies, companies whose businesses consist in whole or in part of investing in real estate, instruments (like mortgages) that are secured by real estate or interests therein, or real estate investment trust securities.

With respect to the fundamental policy relating to commodities set forth above, the 1940 Act does not prohibit a fund from owning commodities, whether physical commodities and contracts related to physical commodities (such as oil or grains and related futures contracts), or financial commodities and contracts related to financial commodities (such as currencies and, possibly, currency futures). However, a fund is limited in the amount of illiquid assets it may purchase. To the extent that investments in commodities are considered illiquid, the current SEC staff position generally limits a fund’s purchases of illiquid securities to 15% of net assets. If the Fund were to invest in a physical commodity or a physical commodity-related instrument, the Fund would be subject to the additional risks of the particular physical commodity and its related market. The value of commodities and commodity-related instruments may be extremely volatile and may be affected either directly or indirectly by a variety of factors. There also may be storage charges and risks of loss associated with physical commodities. The policy above will be interpreted to permit investments in exchange traded funds that invest in physical and/or financial commodities.

With respect to the fundamental policy relating to concentration set forth above, the 1940 Act does not define what constitutes “concentration” in an industry. The SEC staff has taken the position that investment of 25% or more of a fund’s total assets in one or more issuers conducting their principal activities in the same industry or group of industries constitutes concentration. It is possible that interpretations of concentration could change in the future. A fund that invests a significant percentage of its total assets in a single industry may be particularly susceptible to adverse events affecting that industry and may be more risky than a fund that does not concentrate in an industry. The policy above will be interpreted to refer to concentration as that term may be interpreted from time to time. The policy also will be interpreted to permit investment without limit in the following: securities of the U.S. government and its agencies or instrumentalities; securities of state, territory, possession or municipal governments and their authorities, agencies, instrumentalities or political subdivisions; securities of foreign governments; and repurchase agreements collateralized by any such obligations. Accordingly, issuers of the foregoing securities will not be considered to be members of any industry. There also will be no limit on investment in issuers domiciled in a single jurisdiction or country, however, the Trust understands that the SEC staff considers securities issued by a foreign government to be in a single industry for purposes of calculating applicable limits on concentration. In addition, the Fund may invest more than 25% of the value of its total assets in securities of issuers in the same industry to approximately the same extent that its Underlying Index concentrates in the securities of such particular industry. The policy also will be interpreted to give broad authority to the Fund as to how to classify issuers within or among industries.

The Fund’s fundamental policies will be interpreted broadly. For example, the policies will be interpreted to refer to the 1940 Act and the related rules as they are in effect from time to time, and to interpretations and modifications of or relating to the 1940 Act by the SEC and others as they are given from time to time. When a policy provides that an investment practice may be conducted as permitted by the 1940 Act, the policy will be interpreted to mean either that the 1940 Act expressly permits the practice or that the 1940 Act does not prohibit the practice.

Diversification

The Fund is currently classified as a diversified fund under the 1940 Act. This means that the Fund may not purchase securities of an issuer (other than obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities) if, with respect to 75% of its total assets, (a) more than 5% of the Fund’s total assets would be invested in securities of that issuer or (b) the Fund would hold more than 10% of the outstanding voting securities of that issuer. With respect to the remaining 25% of its total assets, the Fund can invest more than 5% of its assets in one issuer. Under the 1940 Act, the Fund cannot change its classification from diversified to non-diversified without shareholder approval.

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Non-Fundamental Investment Policies

The Fund’s non-fundamental investment policies are as follows:

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The Fund may not invest in other registered open-end management investment companies and registered unit investment trusts in reliance upon the provisions of subparagraphs (G) or (F) of Section 12(d)(1) of the 1940 Act. The foregoing investment policy does not restrict the Fund from (i) acquiring securities of other registered investment companies in connection with a merger, consolidation, reorganization, or acquisition of assets, or (ii) purchasing the securities of registered investment companies, to the extent otherwise permissible under Section 12(d)(1) of the 1940 Act.

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The Fund may not purchase or otherwise acquire any security if, as a result, more than 15% of its net assets would be invested in securities that are illiquid. The Fund monitors the portion of the Fund’s total assets that is invested in illiquid securities on an ongoing basis, not only at the time of investment in such securities.

Commodity Exchange Act Regulation- Exclusion from Commodity Pool Operator Definition

The Fund is operated by persons who have claimed an exclusion, granted to operators of registered investment companies like the Fund, from registration as a “commodity pool operator” with respect to the Fund under the CEA and, therefore are not subject to registration or regulation with respect to the Fund under the CEA. As a result, the Fund is limited in its ability to trade instruments subject to the CFTC’s jurisdiction, including commodity futures (which include futures on broad-based securities indexes, interest rate futures and currency futures), options on commodity futures, and certain swaps or other investments, either directly or indirectly through investments in other investment vehicles (collectively, “Commodity Interests”).

Under this exclusion, the Fund must satisfy one of the following two trading limitations whenever it establishes a new Commodity Interest position: (1) the aggregate initial margin and premiums required to establish the Fund’s Commodity Interest positions does not exceed 5% of the liquidation value of the Fund’s portfolio (after accounting for unrealized profits and unrealized losses on any such investments); or (2) the aggregate net notional value of the Fund’s Commodity Interests, determined at the time the most recent position was established, does not exceed 100% of the liquidation value of the Fund’s portfolio (after accounting for unrealized profits and unrealized losses on any such positions). The Fund is not required to consider its exposure to such instruments if they are held for “bona fide hedging” purposes, as such term is defined in the rules of the CFTC. In addition to meeting one of the foregoing trading limitations, the Fund may not be marketed as a commodity pool or otherwise as a vehicle for trading in the markets for Commodity Interests.

If the Fund’s operators were to lose their ability to claim this exclusion with respect to the Fund, such persons would be required to comply with certain CFTC rules regarding commodity pools that could impose additional regulatory requirements and compliance obligations.

INVESTMENT PRACTICES AND RISK FACTORS

In addition to the investment strategies and the risks described in the Fund’s Prospectus and in this SAI under Investment Objective and Strategies, the Fund may employ other investment practices and may be subject to other risks, which are described below. The Fund may engage in the practices described below to the extent consistent with its investment objectives, strategies, policies and restrictions. However, as with any investment or investment technique, even when the Fund’s Prospectus or this discussion indicates that the Fund may engage in an activity, the Fund may not actually do so for a variety of reasons. In addition, new types of instruments and other securities may be developed and marketed from time to time. Consistent with its investment limitations, the Fund expects to invest in those new types of securities and instruments that its portfolio manager believes may assist the Fund in achieving its investment objective.

This discussion is not intended to limit the Fund’s investment flexibility, unless such a limitation is expressly stated, and therefore will be construed by the Fund as broadly as possible. Statements concerning what the Fund may do are not intended to limit any other activity.

Bank Obligations

The Fund may invest in all types of bank obligations, including certificates of deposit (“CDs”), time deposits and bankers’ acceptances. CDs are short-term negotiable obligations of commercial banks. Time deposits are non-negotiable

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deposits maintained in banking institutions for specified periods of time at stated interest rates. Bankers’ acceptances are time drafts drawn on commercial banks by borrowers usually in connection with international transactions.

U.S. commercial banks organized under federal law are supervised and examined by the Comptroller of the Currency and are required to be members of the Federal Reserve System and to be insured by the Federal Deposit Insurance Corporation (the “FDIC”). U.S. banks organized under state law are supervised and examined by state banking authorities, but are members of the Federal Reserve System only if they elect to join. Most state banks are insured by the FDIC (although such insurance may not be of material benefit to the Fund, depending upon the principal amount of CDs of each bank held by the Fund) and are subject to federal examination and to a substantial body of federal law and regulation. As a result of federal and state laws and regulations, U.S. branches of U.S. banks are, among other things, generally required to maintain specified levels of reserves, and are subject to other supervision and regulation designed to promote financial soundness. Banks may be particularly susceptible to certain economic factors, such as interest rate changes and adverse developments in the market for real estate. Fiscal and monetary policy and general economic cycles can affect the availability and cost of funds, loan demand and asset quality and thereby impact the earnings and financial conditions of banks.

Obligations of foreign branches of U.S. banks, such as CDs and time deposits, may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation and governmental regulation. Such obligations are subject to different risks than are those of U.S. banks or U.S. branches of foreign banks. These risks relate to foreign economic and political developments, foreign governmental restrictions that may adversely affect payment of principal and interest on the obligations, foreign exchange controls and foreign withholding and other taxes on interest income. Foreign branches of U.S. banks and foreign branches of foreign banks are not necessarily subject to the same or similar regulatory requirements that apply to U.S. banks, such as mandatory reserve requirements, loan limitations and accounting, auditing and financial recordkeeping requirements. In addition, less information may be publicly available about a foreign branch of a U.S. bank or about a foreign bank than about a U.S. bank.

Obligations of U.S. branches of foreign banks may be general obligations of the parent bank, in addition to the issuing branch, or may be limited by the terms of a specific obligation and by federal and state regulation as well as governmental action in the country in which the foreign bank has its head office. A U.S. branch of a foreign bank with assets in excess of $1 billion may or may not be subject to reserve requirements imposed by the Federal Reserve System or by the state in which the branch is located if the branch is licensed in that state. In addition, branches licensed by the Comptroller of the Currency and branches licensed by certain states (“State Branches”) may or may not be required to: (a) pledge to the regulator, by depositing assets with a designated bank within the state; and (b) maintain assets within the state in an amount equal to a specified percentage of the aggregate amount of liabilities of the foreign bank payable at or through all of its agencies or branches within the state. The deposits of State Branches may not necessarily be insured by the FDIC. In addition, there may be less publicly available information about a U.S. branch of a foreign bank than about a U.S. bank.

Commercial Paper

Commercial paper (including variable amount master demand notes and funding agreements) consists of short-term, unsecured promissory notes issued by corporations, partnerships, trusts and other entities to finance short-term credit needs.

Common Stock

Common stocks are shares of a corporation or other entity that entitle the holder to a pro rata share of the profits of the corporation, if any, without preference over any other shareholder or class of shareholders, including holders of the entity’s preferred stock and other senior equity securities. Common stock usually carries with it the right to vote and frequently an exclusive right to do so.

Convertible Securities

Convertible securities are fixed income securities (usually debt or preferred stock) that may be converted or exchanged for a prescribed amount of common stock or other equity securities of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion or exchange, convertible securities ordinarily provide a stream of income with generally higher yields than those of common stocks of the same or similar issuers, but lower than the yield of nonconvertible debt. However, there can be no

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assurance of current income because the issuers of the convertible securities may default on their obligations. Convertible securities are usually subordinated to comparable nonconvertible debt or preferred stock, but rank senior to common stock in a corporation’s capital structure.

The value of a convertible security is generally related to (1) its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege and/or (2) its worth, at market value, if converted or exchanged into the underlying common stock. A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument, which may be less than the ultimate conversion or exchange value.

Convertible securities are subject both to the stock market risk associated with equity securities and to the credit and interest rate risks associated with fixed income securities. As the market price of the equity security underlying a convertible security falls, the convertible security tends to trade on the basis of its yield and other fixed income characteristics. As the market price of such equity security rises, the convertible security tends to trade on the basis of its equity conversion features. Investments in convertible securities generally entail less risk than investments in common stock of the same issuer.

Synthetic Convertible Securities

A synthetic convertible security is comprised of two distinct securities that together resemble convertible securities in certain respects. Synthetic convertible securities are created by combining non-convertible bonds or preferred shares with common stocks, warrants or stock call options. The options that will form elements of synthetic convertible securities will be listed on a securities exchange. The two components of a synthetic convertible security, which will be issued with respect to the same entity, generally are not offered as a unit, and may be purchased and sold by the Fund at different times. Synthetic convertible securities differ from convertible securities in certain respects, including that each component of a synthetic convertible security has a separate market value and responds differently to market fluctuations. Investing in synthetic convertible securities involves the risk normally involved in holding the securities comprising the synthetic convertible security.

Cybersecurity Risk

With the increased use of technologies such as mobile devices and Web-based or “cloud” applications, and the dependence on the Internet and computer systems to conduct business, the Fund is susceptible to operational, information security and related risks. In general, cybersecurity incidents can result from deliberate attacks or unintentional events (arising from external or internal sources) that may cause the Fund to lose proprietary information, suffer data corruption, physical damage to a computer or network system or lose operational capacity. Cybersecurity attacks include, but are not limited to, infection by malicious software, such as malware or computer viruses or gaining unauthorized access to digital systems, networks or devices that are used to service the Fund’s operations (e.g., through “hacking,” “phishing” or malicious software coding) or other means for purposes of misappropriating assets or sensitive information, corrupting data, or causing operational disruption. Cybersecurity attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on the Fund’s websites (i.e., efforts to make network services unavailable to intended users). In addition, authorized persons could inadvertently or intentionally release confidential or proprietary information stored on the Fund’s systems.

Cybersecurity incidents affecting the Fund’s Manager, the Subadviser, other service providers to the Fund or its shareholders (including, but not limited to, Fund accountants, custodians, sub-custodians, transfer agents and financial intermediaries) have the ability to cause disruptions and impact business operations, potentially resulting in financial losses to both the Fund and its shareholders, interference with the Fund’s ability to calculate its net asset value, impediments to trading, the inability of Fund shareholders to transact business and the Fund to process transactions (including fulfillment of Fund share purchases and redemptions), violations of applicable privacy and other laws (including the release of private shareholder information) and attendant breach notification and credit monitoring costs, regulatory fines, penalties, litigation costs, reputational damage, reimbursement or other compensation costs, forensic investigation and remediation costs, and/or additional compliance costs. Similar adverse consequences could result from cybersecurity incidents affecting issuers of securities in which the Fund invests, counterparties with which the Fund engages in transactions, governmental and other regulatory authorities, exchange and other financial market operators, banks, brokers, dealers, insurance companies and other financial institutions (including financial intermediaries and other service providers) and other parties. In addition, substantial costs may be incurred in order to safeguard against and reduce the risk of any cybersecurity incidents in the future. In addition to

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administrative, technological and procedural safeguards, the Fund’s Manager and the Subadviser have established business continuity plans in the event of, and risk management systems to prevent or reduce the impact of, such cybersecurity incidents. However, there are inherent limitations in such plans and systems, including the possibility that certain risks have not been identified, as well as the rapid development of new threats. Furthermore, the Fund cannot control the cybersecurity plans and systems put in place by its service providers or any other third parties whose operations may affect the Fund and its shareholders. The Fund and its shareholders could be negatively impacted as a result.

Derivatives — Generally

A derivative is a financial instrument that has a value based on, or derived from, the value of one or more underlying reference instruments or measures of value or interest rates (“underlying instruments”), such as a security, a commodity, a currency, an index, an interest rate or a currency exchange rate. A derivative can also have a value based on the likelihood that an event will or will not occur. Derivatives include futures contracts, forward contracts, options and swaps.

The Fund may use derivatives for any purpose, including but not limited to, to attempt to enhance income, yield or return, as a substitute for investing directly in a security or asset, or as a hedging technique in an attempt to manage risk in the Fund’s portfolio. The Fund may choose not to make use of derivatives for a variety of reasons, and no assurance can be given that any derivatives strategy employed will be successful. The Fund’s use of derivative instruments may be limited from time to time by applicable law, availability or by policies adopted by the Board or Manager.

The Fund may utilize multiple derivative instruments and combinations of derivative instruments to seek to adjust the risk and return characteristics of its overall position. Combined positions will typically contain elements of risk that are present in each of its component transactions. It is possible that the combined position will not achieve its intended goal and will instead increase losses or risk to the Fund. Because combined positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

The Fund may enter into derivatives with standardized terms that have no or few special or unusual components, which are generally traded on an exchange, as well as derivatives with more complex features, singly or in combination. Non-standardized derivatives are generally traded over the counter (“OTC”). OTC derivatives may be standardized or have customized features and may have limited or no liquidity. The Fund’s derivatives contracts may be centrally cleared or settled bilaterally directly with a counterparty. The Fund’s derivatives contracts may be cash settled or physically settled.

In addition to the instruments and strategies discussed in this section, additional opportunities in connection with derivatives and other similar or related techniques may become available to the Fund as a result of the development of new techniques, the development of new derivative instruments or a regulatory authority broadening the range of permitted transactions. The Fund may utilize these opportunities and techniques to the extent that they are consistent with the Fund’s investment objectives and permitted by its investment limitations and applicable regulatory authorities. These opportunities and techniques may involve risks different from or in addition to those summarized herein.

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Risks of Derivatives Generally. The use of derivatives involves special considerations and risks, certain of which are summarized below, and may result in losses to the Fund. In general, derivatives may increase the volatility of the Fund and may involve a small investment of cash relative to the magnitude of the risk or exposure assumed. Even a small investment in derivatives may magnify or otherwise increase investment losses to the Fund.

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Market risk. Derivatives can be complex, and their success depends in part upon the portfolio manager’s ability to forecast correctly future market or other trends or occurrences or other financial or economic factors or the value of the underlying instrument. Even if the portfolio manager’s forecasts are correct, other factors may cause distortions or dislocations in the markets that result in losses or otherwise unsuccessful transactions. Derivatives may behave in unexpected ways, especially in abnormal or volatile market conditions. The market value of the derivative itself or the market value of underlying instruments may change in a way that is adverse to the Fund’s interest. There is no assurance that the use of derivatives will be advantageous to the Fund or that the portfolio manager will use derivatives to hedge at an appropriate time.

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Liquidity risk. The Fund’s ability to close out or unwind a derivative prior to expiration or maturity depends on the existence of a liquid market or, in the absence of such a market, the ability and willingness of the other party to the transaction (the “counterparty”) to enter into a transaction closing out the position. If there is no market or the Fund is not successful in its negotiations, the Fund may not be able to sell or unwind the derivative position at an advantageous or anticipated time or

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price. This may also be the case if the counterparty becomes insolvent. The Fund may be required to make delivery of portfolio securities or other underlying instruments in order to close out a position or to sell portfolio securities or assets at a disadvantageous time or price in order to obtain cash to close out the position. While a position remains open, the Fund continues to be subject to investment risk on a derivative. The Fund may or may not be able to take other actions or enter into other transactions, including hedging transactions, to limit or reduce its exposure to the derivative. Liquidity risk may be enhanced if a derivative transaction is particularly large. Certain derivatives, including certain OTC options and swaps, may be considered illiquid and therefore subject to the Fund’s limitation on illiquid investments.
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Leverage risk. Certain derivative transactions may have a leveraging effect on the Fund, meaning that the Fund can obtain significant investment exposure in return for meeting a relatively small margin or other investment requirement. An adverse change in the value of an underlying instrument can result in losses substantially greater than the amount invested in the derivative itself. When the Fund engages in transactions that have a leveraging effect, the value of the Fund is likely to be more volatile and certain other risks also are likely to be compounded. This is because leverage generally magnifies the effect of any increase or decrease in the value of an investment. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment.

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Margin risk. Certain derivatives require the Fund to make margin payments, a form of security deposit intended to protect against nonperformance of the derivative contract. The Fund may have to post additional margin if the value of the derivative position changes in a manner adverse to the Fund. Derivatives may be difficult to value, which may result in increased payment requirements to counterparties or a loss of value to the Fund. If the Fund has insufficient cash to meet additional margin requirements, it might need to sell securities at a disadvantageous time.

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Speculation risk. Derivatives used for non-hedging purposes may result in losses which are not offset by increases in the value of portfolio holdings or declines in the cost of securities or other assets to be acquired. In the event that the Fund uses a derivative as an alternative to purchasing or selling other investments or in order to obtain desired exposure to an index or market, the Fund will be exposed to the same risks as are incurred in purchasing or selling the other investments directly, as well as the risks of the derivative transaction itself, such as counterparty risk.

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Cover risk. As described below, the Fund may be required to maintain segregated assets as “cover,” or make margin payments when it takes positions in derivatives involving obligations to third parties (i.e., derivatives other than purchased options). If the Fund were unable to close out its positions in such derivatives, it might be required to continue to maintain such assets or accounts or make such payments until the position expired or matured. These requirements might impair the Fund’s ability to sell a portfolio security or make an investment at a time when it would otherwise be favorable to do so, or require that the Fund sell a portfolio security at a disadvantageous time.

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Counterparty risk. Certain derivatives involve the risk of loss resulting from the actual or potential insolvency or bankruptcy of the counterparty or the failure by the counterparty to make required payments or otherwise comply with the terms of the contract. In the event of default by a counterparty, the Fund may have contractual remedies pursuant to the agreements related to the transaction, which may be limited by applicable law in the case of the counterparty’s bankruptcy. The Fund may not be able to recover amounts owed to it by an insolvent counterparty.

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Operational risk. There may be incomplete or erroneous documentation or inadequate collateral or margin, or transactions may fail to settle. The Fund may have only contractual remedies in the event of a counterparty default, and there may be delays, costs or disagreements as to the meaning of contractual terms and litigation in enforcing those remedies.

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OTC risk. Derivative transactions that are traded OTC, such as options, swaps, forward contracts, and options on foreign currencies, are entered into directly with counterparties or financial institutions acting as market makers, rather than being traded on exchanges or centrally cleared. Because OTC derivatives and other transactions are traded between counterparties based on contractual relationships, the Fund is subject to the risk that a counterparty will not perform its obligations under the related contracts. Although the Fund intends to enter into transactions only with counterparties which the Fund believes to be creditworthy, there can be no assurance that a counterparty will not default and that the Fund will not sustain a loss on a transaction as a result. Information available on counterparty creditworthiness may be incomplete or outdated, thus reducing the ability to anticipate counterparty defaults. The Fund bears the risk of loss of the amount expected to be received under an OTC derivative in the event of the default or bankruptcy of counterparty to the OTC derivative. When a counterparty’s obligations are not fully secured by collateral, then the Fund is essentially an unsecured creditor of the counterparty. If the counterparty defaults, the Fund will have contractual remedies, but there is no assurance that a counterparty will be able to meet its obligations pursuant to such contracts or that, in the event of default, the Fund will succeed in enforcing contractual remedies. Credit/counterparty risk still exists even if a counterparty’s obligations are

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secured by collateral because the Fund’s interest in collateral may not be perfected or additional collateral may not be promptly posted as required. Credit/counterparty risk also may be more pronounced if a counterparty’s obligations exceed the amount of collateral held by the Fund (if any), the Fund is unable to exercise its interest in collateral upon default by the counterparty, or the termination value of the instrument varies significantly from the marked-to-market value of the instrument.
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Non-U.S. derivatives risk. Derivative transactions may be conducted OTC outside of the United States or traded on foreign exchanges. Such transactions may not be regulated as effectively as similar transactions in the United States, may not involve a clearing mechanism and related guarantees and are subject to the risk of governmental actions affecting trading in, or the price of, foreign securities or currencies. The value of such positions also could be adversely affected by (1) other foreign political, legal and economic factors, (2) lesser availability than in the United States of data on which to make trading decisions, (3) delays in the Fund’s ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (4) the imposition of different exercise and settlement terms, procedures, margin requirements, fees, taxes or other charges than in the United States and (5) lesser trading volume. Many of the risks of OTC derivatives transactions are also applicable to derivative transactions conducted outside the United States, including counterparty risk.

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Currency derivatives risk. Currency related transactions may be negatively affected by government exchange controls, blockages, and manipulations. Exchange rates may be influenced by factors extrinsic to a country’s economy. Also, there is no systematic reporting of last sale information with respect to foreign currencies. As a result, the information on which trading in currency derivatives is based may not be as complete as, and may be delayed beyond, comparable data for other types of transactions.

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Turnover risk. Use of derivatives involves transaction costs, which may be significant. The Fund may be required to sell or purchase investments in connection with derivative transactions, potentially increasing the Fund’s portfolio turnover rate and transaction costs. Use of derivatives also may increase the amount of taxable income to shareholders.

Risks Associated with Hedging with Derivatives. If the portfolio manager uses a hedging strategy at the wrong time or judges market conditions incorrectly, hedging strategies may reduce the Fund’s return. Successful use of derivatives to hedge positions depends on the correlation between the price of the derivative and the price of the hedged asset.

The Fund may attempt to protect against declines in the value of the Fund’s portfolio assets by entering into a variety of derivatives transactions, including selling futures contracts, entering into swaps or purchasing puts on indices or futures contracts (short hedging). Short hedging involves the risk that the prices of the futures contracts or the value of the swap or the applicable index will correlate imperfectly with price movements in the Fund’s assets. If the value of the assets held in the Fund’s portfolio declines while the Fund has used derivative instruments in a short hedge, and the prices referenced in the short hedge do not also decline, the value of the Fund’s assets would decline, and the short hedge would not hedge or mitigate the loss in the value of the assets. With respect to a derivative transaction based on an index, the risk of imperfect correlation increases as the composition of the Fund’s portfolio diverges from the assets included in the applicable index. To compensate for the imperfect correlation of movements in the price of the portfolio securities being hedged and movements in the price of the hedging instruments, the Fund may use derivative instruments in a greater dollar amount than the dollar amount of portfolio assets being hedged. It might do so if the historical volatility of the prices of the portfolio assets being hedged is more than the historical volatility of the applicable index.

If the Fund has used derivatives to hedge or otherwise reduce the Fund’s risk exposure to a particular position and then disposes of that position at a time at which it cannot also settle, terminate or close out the corresponding hedge position, this may create short investment exposure. Certain “short” derivative positions involve investment leverage, and the amount of the Fund’s potential loss is theoretically unlimited.

The Fund can use derivative instruments to establish a position in the market as a temporary substitute for the purchase of individual securities or other assets (long hedging) by buying futures contracts and/or calls on such futures contracts, indices or on securities or other assets, or entering into swaps. It is possible that when the Fund does so the market might decline. If the Fund then decides not to invest in the assets because of concerns that the market might decline further or for other reasons, the Fund will realize a loss on the hedge position that is not offset by a reduction in the price of the asset the Fund had intended to purchase.

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Risk of Government Regulation of Derivatives. The regulation of derivatives transactions and funds that engage in such transactions is an evolving area of law and is subject to modification by government and judicial action. It is impossible to fully predict the effects of new and existing legislation and regulation, but the effects could be substantial and adverse. Additional regulation could, among other things, make derivatives more costly, limit their availability or utility, otherwise adversely affect their performance or disrupt markets. Such regulation may limit or prevent the Fund from using derivatives as part of its investment strategy and could ultimately prevent the Fund from being able to achieve its investment goals. Limitations or restrictions applicable to the counterparties with which the Fund engages in derivative transactions could also prevent the Fund from using derivatives or affect pricing or other factors relating to derivatives or may change the availability of certain investments.

The Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) has caused broad changes to the OTC derivatives market and granted significant authority to the SEC and the CFTC to regulate OTC derivatives and market participants. Pursuant to such authority, rules have been enacted that currently require clearing of many OTC derivatives transactions and may require clearing of additional OTC derivatives transactions in the future and that impose minimum margin and capital requirements for uncleared OTC derivatives transactions. Similar regulations are being adopted in other jurisdictions around the world. The implementation of the clearing requirement has increased the costs of derivatives transactions since investors have to pay fees to clearing members and are typically required to post more margin for cleared derivatives than had historically been the case. The costs of derivatives transactions are expected to increase further as clearing members raise their fees to cover the costs of additional capital requirements and other regulatory changes. While the new rules and regulations and central clearing of some derivatives transactions are designed to reduce systemic risk (i.e., the risk that the interdependence of large derivatives dealers could cause them to suffer liquidity, solvency or other challenges simultaneously), there is no assurance that they will achieve that result, and in the meantime, mandatory clearing of derivatives may expose the Fund to new kinds of costs and risks.

Additionally, new regulations may result in increased uncertainty about credit/counterparty risk and may limit the flexibility of the Fund to protect its interests in the event of an insolvency of a derivatives counterparty. In the event of a counterparty’s (or its affiliate’s) insolvency, the Fund’s ability to exercise remedies, such as the termination of transactions, netting of obligations and realization on collateral, could be stayed or eliminated under the rules of the applicable exchange or clearing corporation or under new special resolution regimes adopted in the United States, the European Union and various other jurisdictions. Such regimes provide government authorities with broad authority to intervene when a financial institution is experiencing financial difficulty. In particular, with respect to counterparties who are subject to such proceedings in the European Union, the liabilities of such counterparties to the Fund could be reduced, eliminated, or converted to equity in such counterparties (sometimes referred to as a “bail in”).

Cover. The Fund’s use of derivatives may create financial obligations to third parties which if not covered could be construed as “senior securities” (as defined in the 1940 Act). To the extent that the Fund determined that such obligations may be deemed to create “senior securities,” the Fund intends to segregate or earmark liquid assets or otherwise “cover” such obligations. The Fund may cover such obligations using methods that are currently or in the future permitted under the 1940 Act, the rules and regulations thereunder or orders issued by the SEC thereunder and to the extent deemed appropriate by the Fund, interpretations and guidance of the SEC staff.

The Fund segregates with its custodian or otherwise earmarks cash, cash equivalents or liquid assets in an amount the Fund believes to be adequate to ensure that it has sufficient liquid assets to meet its obligations under its derivatives contracts, or the Fund may engage in other measures to “cover” its obligations with respect to such transactions. The amounts that are segregated or earmarked may be based on the derivative’s notional value or on the daily mark-to-market obligation under the derivatives contract and may be reduced by amounts on deposit with the applicable broker or counterparty to the derivatives transaction. The Fund may segregate or earmark amounts in addition to the amounts described above. For example, if the Fund writes a physically settled put option, it will typically segregate or earmark liquid assets equal to the exercise price of the option, less margin on deposit, or hold the underlying instrument directly; if the Fund writes a cash settled put option, it will typically segregate or earmark liquid assets equal to the amount the option is in the money (meaning the difference between the exercise price of the option and the current market price of the underlying instrument, when the exercise price of the option is higher than the market price of the underlying instrument), marked to market on a daily basis, less margin on deposit. Alternatively, the Fund may, in certain circumstances, enter into an offsetting position rather than segregating or designating liquid assets (e.g., the

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Fund may cover a written put option with a purchased put option with the same or higher exercise price or cover a written call option with a purchased call option with the same or lower exercise price).

The segregation of assets does not reduce the risks to the Fund of entering into transactions in derivatives. Additionally, although the portfolio manager attempts to ensure that the Fund has sufficient liquid assets in respect of its obligations under its derivative contracts, it is possible that the Fund’s liquid assets may be insufficient to support such obligations under its derivatives positions. The Fund may modify its asset segregation policies from time to time.

Foreign Currency Instruments and Hedging Strategies

The Fund may use options and futures contracts on foreign currencies and forward currency contracts and currency swap agreements (collectively, “Currency Instruments”), deliverable and non-deliverable, to attempt to hedge against movements in the values of the foreign currencies in which the Fund’s securities are denominated or to attempt to enhance the Fund’s return or yield. The Fund may also use such investments to attempt to establish a short position or to gain exposure to a market that would be more costly or difficult to access with other types of investments, such as bonds or currency. The Fund may also engage in foreign currency transactions on a spot (cash) basis at the rate prevailing in the currency exchange market at the time of the transaction. The Fund may determine not to hedge, and the Fund may be completely unhedged at any point in time. In cases when a particular currency is difficult to hedge or difficult to hedge against the U.S. dollar, the Fund may seek to hedge against price movements in that currency by entering into transactions using Currency Instruments on another currency or a basket of currencies, the value of which the portfolio manager believes will have a high degree of positive correlation to the value of the currency being hedged. The risk that movements in the price of the Currency Instrument will not correlate perfectly with movements in the price of the currency subject to the hedging transaction is magnified when this strategy is used.

Currency Instruments Risks. In addition to the risks found under “Derivatives – Risks of Derivatives Generally,” Currency Instruments are subject to the following risks:

The value of Currency Instruments depends on the value of the underlying foreign currency relative to the U.S. dollar. Because foreign currency transactions occurring in the interbank market might involve substantially larger amounts than those involved in the Fund’s use of such Currency Instruments, the Fund could be disadvantaged by having to deal in the odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots. There is no systematic reporting of last sale information for foreign currencies or any regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Quotation information generally is representative of very large transactions in the interbank market and thus might not reflect odd-lot transactions where rates might be less favorable. The interbank market in foreign currencies is a global, round-the-clock market. To the extent the U.S. options or futures markets are closed while the markets for the underlying currencies remain open, significant price and rate movements might take place in the underlying markets that cannot be reflected in the U.S. markets for the Currency Instruments until they reopen.

Settlement of hedging transactions involving foreign currencies might be required to take place within the country issuing the underlying currency. Thus, the Fund might be required to accept or make delivery of the underlying foreign currency in accordance with any U.S. or foreign regulations regarding the maintenance of foreign banking arrangements by U.S. residents and might be required to pay any fees, taxes and charges associated with such delivery assessed in the issuing country.

Forward Currency Contracts

The Fund may enter into forward currency contracts to purchase or sell foreign currencies for a fixed amount of U.S. dollars or another currency at a future date and at a price set by the parties to the forward currency contract. Forward currency contracts are traded directly between currency traders (usually large commercial banks) and their customers (such as the Fund).

The Fund may purchase a forward currency contract to lock in the U.S. dollar price of a security denominated in a foreign currency that the Fund intends to acquire (a long hedge). The Fund may sell a forward currency contract to lock in the U.S. dollar equivalent of the proceeds from the anticipated sale of a security, dividend or interest payment denominated in a foreign currency (a short hedge). A “position hedge” is when the Fund owns a security denominated in, for example, euros and to protect against a possible decline in the euro’s value, the Fund enters into a forward currency contract to sell euros in return for U.S. dollars. A “position hedge” tends to offset both positive and negative currency fluctuations but would not offset changes in security values caused by other factors. A “proxy hedge” is when the Fund owns a security denominated in, for example, euros and to protect against a possible decline in the euro’s value, the Fund enters into a forward currency contract to sell a currency expected to perform similarly to the euro in return for U.S. dollars. A “proxy hedge” could offer advantages in terms of cost, yield or efficiency, but generally would not hedge currency

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exposure as effectively as a position hedge to the extent the proxy currency does not perform similarly to the targeted currency. The Fund could, in fact, lose money on both legs of the hedge, i.e., between the euro and proxy currency, and between the proxy currency and the dollar. The Fund also may use forward currency contracts to attempt to enhance return or yield. The Fund could use forward currency contracts to increase its exposure to foreign currencies that the portfolio manager believes might rise in value relative to the U.S. dollar, or shift its exposure to foreign currency fluctuations from one country to another. For example, if the Fund’s portfolio manager believes that the U.S. dollar will increase in value relative to the euro, the Fund could write a forward contract to buy U.S. dollars in three months at the current price in order to sell those U.S. dollars for a profit if the U.S. dollar does in fact appreciate in value relative to the euro. The cost to the Fund of engaging in forward currency contracts varies with factors such as the currency involved, the length of the contract period and the market conditions then prevailing. Because forward currency contracts are usually entered into on a principal basis, no fees or commissions are involved. When the Fund enters into a forward currency contract, it relies on the counterparty to make or take delivery of the underlying currency at the maturity of the contract. Failure by the counterparty to do so would result in the loss of any expected benefit of the transaction.

The precise matching of forward currency contract amounts, and the value of the securities involved generally will not be possible because the value of such securities, measured in the foreign currency, will change after the forward currency contract has been established. Thus, the Fund may need to purchase or sell foreign currencies in the spot (i.e., cash) market to the extent such foreign currencies are not covered by forward currency contracts. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain.

Successful use of forward currency contracts depends on the portfolio manager’s skill in analyzing and predicting currency values. Forward currency contracts may substantially change the Fund’s exposure to changes in currency exchange rates and could result in losses to the Fund if currencies do not perform as the portfolio manager anticipates. There is no assurance that the portfolio manager’s use of forward currency contracts will be advantageous to the Fund or that the portfolio manager will hedge at an appropriate time.

Non-deliverable Forwards. The consummation of a deliverable foreign exchange forward requires the actual exchange of the principal amounts of the two currencies in the contract (i.e., settlement on a physical basis). Forward currency contracts in which the Fund may engage also include non-deliverable forwards (“NDFs”). NDFs are cash-settled, short-term forward contracts on foreign currencies (each a “Reference Currency”) that are non-convertible and that may be thinly traded or illiquid. NDFs involve an obligation to pay an amount equal to the difference between the prevailing market exchange rate for the Reference Currency and the agreed upon exchange rate, with respect to an agreed notional amount. NDFs are subject to many of the risks associated with derivatives in general and forward currency transactions, including risks associated with fluctuations in foreign currency and the risk that the counterparty will fail to fulfill its obligations.

Under the Dodd-Frank Act, NDFs are classified as “swaps” and are therefore subject to the full panoply of CFTC swap regulations under the Dodd-Frank Act. Although NDFs have historically been traded OTC, in the future, pursuant to the Dodd-Frank Act, they may be subject to mandatory clearing. For more information on central clearing and trading of cleared swaps, see “Swaps” below. Non-centrally-cleared NDFs are subject to mandatory minimum margin requirements for uncleared swaps. Deliverable foreign exchange forwards that solely involve the exchange of two different currencies on a specific future date at a fixed rate agreed upon by the parties are not considered “swaps” and accordingly are not subject to many of the regulations that apply to NDFs. However, as mandated by the Dodd-Frank Act and set forth in CFTC regulations adopted thereunder, foreign exchange forwards must be reported to a swap data repository, and swap dealers and major swap participants who are party to such transactions remain subject to the business conduct standards pertaining to swaps in connection with such deliverable foreign exchange forwards.

Futures Contracts and Options on Futures Contracts

Generally, a futures contract is an exchange-traded, standardized agreement that obligates the seller of the contract to deliver a specified quantity of an underlying instrument, such as a security, currency or commodity, to the purchaser of the contract, who has the obligation to take delivery of the underlying instrument, at a specified price and date. In the case of futures on indices, the two parties agree to take or make delivery of an amount of cash equal to the difference between the level of the index at the close of the last trading day of the contract and the price at which the contract originally was written. Options on

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futures give the purchaser the right to assume a position in a futures contract at the specified exercise price at any time during the period of the option.

Futures contracts, by their terms, have stated expirations and, at a specified point in time prior to expiration, trading in a futures contract for the current delivery month will cease. As a result, an investor wishing to maintain exposure to a futures contract with the nearest expiration must close out the position in the expiring contract and establish a new position in the contract for the next delivery month, a process referred to as “rolling.” The process of rolling a futures contract can be profitable or unprofitable depending in large part on whether the futures price for the subsequent delivery month is less than or more than the price of the expiring contract.

Futures contracts may be used for hedging and non-hedging purposes, such as to simulate full investment in the underlying instrument while retaining a cash balance for portfolio management purposes, as a substitute for direct investment in the underlying instrument, to facilitate trading, to reduce transaction costs, or to seek higher investment returns (e.g., when a futures contract or option is priced more attractively than the underlying instrument). In addition, futures strategies can be used to manage the average duration of the Fund’s fixed income portfolio, if applicable. The Fund may sell a debt futures contract or a call option thereon or purchase a put option on that futures contract to attempt to shorten the portfolio’s average duration. Alternatively, the Fund may buy a debt futures contract or a call option thereon or sell a put option thereon to attempt to lengthen the portfolio’s average duration.

At the inception of a futures contract the Fund is required to deposit “initial margin” with a futures commission merchant (“FCM”) in an amount at least equal to the amount designated by the futures exchange (typically equal to 10% or less of the contract value). Margin must also be deposited when writing a call or put option on a futures contract, in accordance with applicable exchange rules. Unlike margin in securities transactions, initial margin on futures contracts does not represent a borrowing, but rather is in the nature of a performance bond or good-faith deposit that is required to be returned to the Fund at the termination of the transaction if all contractual obligations have been satisfied. Under certain circumstances, such as periods of high volatility, the Fund may be required by an exchange to increase the level of its initial margin payment, and initial margin requirements might be increased generally in the future by regulatory action.

In addition to initial margin payments, during the life of the transaction “variation margin” payments are made to and from the FCM as the value of the margin and the underlying derivative transaction varies, a process known as “marking-to-market.” Variation margin is intended to represent a daily settlement of the Fund’s obligations to or from a FCM. When the Fund purchases an option on a futures contract, the premium paid plus transaction costs is all that is at risk. However, there may be circumstances when the purchase of an option on a futures contract would result in a loss to the Fund when the use of a futures contract would not, such as when there is no movement in the value of the securities or currencies being hedged. In that case, the Fund would lose the premium it paid for the option plus transaction costs. In contrast, when the Fund purchases or sells a futures contract or writes a call or put option thereon, it is subject to daily variation margin calls that could be substantial in the event of adverse price movements. If the Fund has insufficient cash to meet daily variation margin requirements, it might need to sell securities at a time when such sales are disadvantageous.

Although some futures and options on futures call for making or taking delivery of the underlying instrument, generally those contracts are closed out prior to delivery by offsetting purchases or sales of matching futures or options (involving the same instrument and delivery month). If an offsetting purchase price is less than the original sale price, the Fund realizes a gain, or if it is more, the Fund realizes a loss. If an offsetting sale price is more than the original purchase price, the Fund realizes a gain, or if it is less, the Fund realizes a loss. The Fund will also bear transaction costs for each contract, which will be included in these calculations. Positions in futures and options on futures may be closed only on an exchange or board of trade that provides a secondary market. However, there can be no assurance that a liquid secondary market will exist for a particular contract at a particular time. In such event, it may not be possible to close a futures contract or options position.

Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract or an option on a futures contract can vary from the previous day’s settlement price; once that limit is reached, no trades may be made that day at a price beyond the limit. Daily price limits do not limit potential losses because prices could move to the daily limit for several consecutive days with little or no trading, thereby preventing liquidation of unfavorable positions. If the Fund were unable to liquidate a futures contract or an option on a futures position due to the absence of a liquid secondary market, the imposition of price limits or otherwise, it could incur substantial losses. The Fund would continue to be subject to market risk with respect to the position. In addition, except in the case of purchased options, the Fund would continue to be

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required to make daily variation margin payments and might be required to maintain the position being hedged by the future or option or to segregate cash or securities (or designate these assets on its books as segregated).

Risks of Futures Contracts and Options Thereon: In addition to the risks found under “Derivatives – Risks of Derivatives Generally,” futures contracts and options on futures contracts are subject to the following risks:

Successful use of futures contracts and related options depends upon the ability of the portfolio manager to assess movements in the direction of prices of securities, commodities, measures of value, or interest or exchange rates, which requires different skills and techniques than assessing the value of individual securities. Moreover, futures contracts relate not to the current price level of the underlying instrument, but to the anticipated price level at some point in the future; accordingly trading of stock index futures may not reflect the trading of the securities that are used to formulate the index or even actual fluctuations in the index itself. There is, in addition, the risk that movements in the price of the futures contract will not correlate with the movements in the prices of the securities being hedged. Price distortions in the marketplace, resulting from increased participation by speculators in the futures market (among other things), may also impair the correlation between movements in the prices of futures contracts and movements in the prices of the hedged securities. If the price of the futures contract moves less than the price of securities that are the subject of the hedge, the hedge will not be fully effective; but if the price of the securities being hedged has moved in an unfavorable direction, the Fund would be in a better position than if it had not hedged at all. If the price of the securities being hedged has moved in a favorable direction, this advantage may be partially offset by losses on the futures position.

Positions in futures contracts may be closed out only on an exchange or board of trade that provides a market for such futures contracts. Although the Fund intends to purchase and sell futures only on exchanges or boards of trade where there appears to be a liquid market, there is no assurance that such a market will exist for any particular contract at any particular time. In such event, it may not be possible to close a futures position and, in the event of adverse price movements, the Fund would continue to be required to make variation margin payments. Options have a limited life and thus can be disposed of only within a specific time period.

Purchasers of options on futures contracts pay a premium in cash at the time of purchase which, in the event of adverse price movements, could be lost. Sellers of options on futures contracts must post initial margin and are subject to additional margin calls that could be substantial in the event of adverse price movements. Because of the low margin deposits required, futures trading involves a high degree of leverage; as a result, a relatively small price movement in a futures contract may result in immediate and substantial loss, or gain, to the Fund. In addition, the Fund’s activities in the futures markets may result in a higher portfolio turnover rate (see “Portfolio Transactions and Brokerage”) and additional transaction costs in the form of added brokerage commissions.

As noted above, exchanges may impose limits on the amount by which the price of a futures contract or related option is permitted to change in a single day. If the price of a contract moves to the limit for several consecutive days, the Fund may be unable during that time to close its position in that contract and may have to continue making payments of variation margin. The Fund may also be unable to dispose of securities or other instruments being used as “cover” during such a period. The CFTC and domestic exchanges have also established speculative position limits on the maximum speculative position that any person, or group of persons acting in concert, may hold or control in particular contracts and certain related swaps. Under current regulations, other accounts managed by the Manager or, if applicable, Subadviser are combined with the positions held by the Fund under the Manager’s or, if applicable, Subadviser’s management for position limit purposes. This trading could preclude additional trading by the Fund in such contracts.

When the Fund engages in futures transactions, it will also be exposed to the credit risk of its FCM. If the Fund’s FCM becomes bankrupt or insolvent, or otherwise defaults on its obligations to the Fund, the Fund may not receive all amounts owed to it in respect of its trading, even if the clearinghouse fully discharges all of its obligations. If an FCM were not to appropriately segregate client assets to the full extent required by the CEA, the Fund might not be fully protected in the event of the bankruptcy of an FCM. In the event of an FCM’s bankruptcy, the Fund would be limited to recovering only a pro rata share of all available funds segregated on behalf of an FCM’s combined customer accounts, even if certain property held by an FCM is specifically traceable to the Fund (for example, U.S. Treasury bills deposited by the Fund). Such situations could arise due to various factors, or a combination of factors, including inadequate FCM capitalization, inadequate controls on customer trading and inadequate customer capital. In addition, in the event of the bankruptcy or insolvency of a clearinghouse, the Fund might experience a loss of funds deposited through its FCM as margin with the clearinghouse, a loss of unrealized profits on its open positions and the

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loss of funds owed to it as realized profits on closed positions. Such a bankruptcy or insolvency might also cause a substantial delay before the Fund could obtain the return of funds owed to it by an FCM who is a member of such clearinghouse.

Options

A call option gives the purchaser the right to buy, and obligates the writer to sell, an underlying investment (such as a specified security, commodity, currency, interest rate, currency exchange rate or index) at an agreed-upon price (“strike price”). A put option gives the purchaser the right to sell, and obligates the writer to buy, an underlying investment at an agreed-upon price. An American-style option may be exercised at any time during the term of the option, while a European-style option may be exercised only at the expiration of the option. Purchasers of options pay an amount, known as a premium, to the option writer in exchange for the right granted under the option contract.

The value of an option position will reflect, among other things, the current market value of the underlying instrument, the time remaining until expiration, the relationship of the strike price to the market price of the underlying instrument, the historical price volatility of the underlying instrument and general market conditions. If the purchaser does not exercise the option, it will expire and the purchaser will have only lost the premium paid. If a secondary market exists, a purchaser or the writer may terminate a put option position prior to its exercise by selling it in the secondary market at its current price. The Fund will pay a brokerage commission each time it buys or sells an option. Such commissions may be higher than those that would apply to direct purchases or sales of the underlying instrument.

Exchange-traded options in the United States are issued by a clearing organization affiliated with the exchange on which the option is listed and are standardized with respect to the underlying instrument, expiration date, contract size and strike price. In contrast, OTC options (options not traded on exchanges) are contracts between the Fund and a counterparty (usually a securities dealer or a bank) with no clearing organization guarantee. The terms of OTC options generally are established through negotiation with the other party to the option contract (the counterparty). For a discussion on options on futures see “Futures Contracts and Options on Futures Contracts”.

Put Options. In return for receipt of the premium, the writer of a put option assumes the obligation to pay the strike price for the option’s underlying instrument if the buyer exercises the option. A put writer would generally expect to profit, although its gain would be limited to the amount of the premium it received, if the underlying instrument’s price remains greater than or equal to the strike price. If the underlying instrument’s price falls below the strike price, the put writer would expect to suffer a loss. The buyer of a put option can expect to realize a gain if the underlying instrument’s price falls enough to offset the cost of purchasing the option. Any losses suffered by the buyer would be limited to the amount of the premium plus related transaction costs.

Optional delivery standby commitments are a type of put that gives the buyer of an underlying instrument the right to sell the underlying instrument back to the seller on specified terms to induce a purchase of the underlying instrument.

Call Options. In return for the receipt of the premium, the writer of a call option assumes the obligation to sell the underlying instrument at the strike price to the buyer upon exercise of the option. A call writer would generally expect to profit, although its gain would be limited to the amount of the premium it received, if the option goes unexercised, which typically occurs when the underlying instrument’s price remains less than or equal to the strike price. If the underlying instrument’s prices were to rise above the strike price, the writer of the call option would generally expect to suffer a loss, which is theoretically unlimited. A call buyer’s maximum loss is the premium paid for the call option, whereas the buyer’s maximum profit is theoretically unlimited.

Straddles. A long straddle is the purchase of a call and a put option with the same expiration date and relating to the same underlying instrument where the strike price of the put is less than or equal to the strike price of the call. The Fund may enter into a long straddle when its portfolio manager believes that the underlying instrument’s price will move significantly during the term of the options. A short straddle is a combination of a call and a put written on the same underlying instrument with the same expiration date where the strike price of the put is less than or equal to the strike price of the call. In a covered short straddle, the underlying instrument is considered cover for both the put and the call that the Fund has written. The Fund may enter into a short straddle when the portfolio manager believes that it is unlikely that underlying instrument’s prices will experience volatility during the term of the options.

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Options on Indices. Puts and calls on indices are similar to puts and calls on other underlying instruments except that all settlements are in cash and gains or losses depend on changes in the level of the index rather than on price movements of individual underlying instruments. The writer of a call on an index receives a premium and the obligation to pay the purchaser an amount of cash equal to the difference between the closing level of the index and the strike price times a specified multiple (“multiplier”), if the closing level of the index is greater than the strike price of the call. The writer of a put on an index receives a premium and the obligation to deliver to the buyer an amount of cash equal to the difference between the closing level of the index and strike price times the multiplier if the closing level is less than the strike price.

Risks of Options – In addition to the risks described under “Derivatives – Risks of Derivatives Generally,” options are also subject to the following risks:

Options on Indices Risk. The risks of investment in options on indices may be greater than options on securities and other instruments. Because index options are settled in cash, when the Fund writes a call on an index it generally cannot provide in advance for other underlying instruments because it may not be practical for the call writer to hedge its potential settlement obligations by acquiring and holding the underlying securities. The Fund can offset some of the risk of writing a call index option by holding a diversified portfolio of securities similar to those on which the underlying index is based. However, the Fund cannot, as a practical matter, acquire and hold a portfolio containing exactly the same securities as underlie the index and, as a result, bears a risk that the value of the securities held will vary from the value of the index.

If the Fund exercises an index option before the closing index value for that day is available, there is the risk that the level of the underlying index may subsequently change. If such a change causes the exercised option to fall out-of-the-money, the Fund will be required to pay the difference between the closing index value and the strike price of the option (times the applicable multiplier) to the assigned writer.

Timing Risk. The hours of trading for options may not conform to the hours during which the underlying instrument are traded. To the extent that the options markets close before the markets for the underlying instrument, significant price and rate movements can take place in the underlying markets that cannot be reflected in the options markets. Options are marked to market daily and their value will be affected by changes in the value of the underlying instrument, changes in the dividend rates of the underlying securities, an increase in interest rates, changes in the actual or perceived volatility of the stock market and the underlying instrument and the remaining time to the options’ expiration. Additionally, the exercise price of an option may be adjusted downward before the option’s expiration as a result of the occurrence of certain corporate or other events affecting the underlying instrument, such as extraordinary dividends, stock splits, merger or other extraordinary distributions or events. A reduction in the exercise price of an option would reduce the Fund’s capital appreciation potential on an underlying instrument.

Dividend Paying Stocks

Investing in dividend-paying stocks involves the risk that such stocks may fall out of favor with investors and underperform the market. Companies that issue dividend- paying stocks are not required to continue to pay dividends on such stocks. Therefore, there is the possibility that such companies could reduce or eliminate the payment of dividends in the future or the anticipated acceleration of dividends could not occur. Depending upon market conditions, dividend-paying stocks that meet the Fund’s investment criteria may not be widely available and/or may be highly concentrated in only a few market sectors. This may limit the ability of the Fund to produce current income while remaining fully diversified.

Equity Securities

Equity securities include exchange-traded and over-the-counter common and preferred stocks, warrants and rights, and securities convertible into common stocks. Equity securities fluctuate in price based on changes in a company’s financial condition and overall market and economic conditions. The value of a particular security may decline due to factors that affect a particular industry or industries, such as an increase in production costs, competitive conditions or labor shortages; or due to general market conditions, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or generally adverse investor sentiment. The value of an equity security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. The value of a company’s equity securities may deteriorate because of a variety of factors, including disappointing earnings reports by the issuer, unsuccessful products or services, loss of major customers, major litigation against the issuer or changes in government regulations affecting the issuer or the competitive environment.

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Equity-Linked Notes (“ELNs”)

ELNs are securities that are valued based upon the performance of one or more equity securities, such as a stock index, a group of stocks or a single stock. ELNs offer the opportunity to participate in the appreciation of the underlying local equity securities where the Fund may not have established local market access. Investments in ELNs are subject to risk of loss of principal investment.

Exchange Traded Funds (“ETFs”)

ETFs are ownership interests in investment companies, unit investment trusts, depositary receipts and other pooled investment vehicles that are traded on an exchange and that hold a portfolio of securities or other financial instruments (the “Underlying Assets”). The Underlying Assets are typically selected to correspond to the securities that comprise a particular broad based sector or international index, or to provide exposure to a particular industry sector or asset class, including precious metals or other commodities. “Short ETFs” seek a return similar to the inverse, or a multiple of the inverse, of a reference index. Short ETFs carry additional risks because their Underlying Assets may include a variety of financial instruments, including futures and options on futures, options on securities and securities indexes, swap agreements and forward contracts, and a short ETF may engage in short sales. An ETF’s losses on short sales are potentially unlimited; however, the Fund’s risk would be limited to the amount it invested in the ETF. Certain ETFs are actively managed by a portfolio manager or management team that makes investment decisions on Underlying Assets without seeking to replicate the performance of a reference index or industry sector or asset class.

Unlike shares of typical open-end management investment companies or unit investment trusts, shares of ETFs are designed to be traded throughout the trading day and bought and sold based on market price rather than net asset value. Shares can trade at either a premium or discount to net asset value. The portfolios held by ETFs are typically publicly disclosed on each trading day and an approximation of actual net asset value is disseminated throughout the trading day. Because of this transparency, the trading prices of ETFs tend to closely track the actual net asset value of the Underlying Assets and the ETF will generally gain or lose value depending on the performance of the Underlying Assets. In the future, as new products become available, the Fund may invest in ETFs that do not have this same level of transparency and, therefore, may be more likely to trade at a larger discount or premium to actual net asset values.

Gains or losses on the Fund’s investment in ETFs will ultimately depend on the purchase and sale price of the ETF. An active trading market for an ETF’s shares may not develop or be maintained and trading of an ETF’s shares may be halted if the listing exchange’s officials deem such action appropriate, the shares are delisted from the exchange or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally. The performance of an ETF will be reduced by transaction and other expenses, including fees paid by the ETF to service providers. Investors in ETFs are eligible to receive their portion of income, if any, accumulated on the securities held in the portfolio, less fees and expenses of the ETF.

An investment in an ETF involves risks similar to investing directly in the Underlying Assets, including the risk that the value of the Underlying Assets may fluctuate in accordance with changes in the financial condition of their issuers, the value of securities and other financial instruments generally, and other market factors.

If an ETF is a registered investment company (as defined in the 1940 Act), the limitations applicable to the Fund’s ability to purchase securities issued by other investment companies apply absent exemptive relief. The SEC has granted orders for exemptive relief to certain ETFs that permit investments in those ETFs by other investment companies (such as the Fund) in excess of these limits. Under the orders, other investment companies generally may acquire up to 25% of the assets of an ETF. Some ETFs are not structured as investment companies and thus are not regulated under the 1940 Act.

Exchange Traded Notes (“ETNs”)

ETNs are senior, unsecured, unsubordinated debt securities issued by a bank or other financial institution whose returns are linked to the performance of one or more assets, reference rates or indexes, minus applicable fees. ETNs are publicly traded on a securities exchange but can also be held until maturity. At maturity, the issuer pays to the investor a cash amount linked to the performance of the specific asset, rate or index to which the ETN is linked minus certain fees.

ETNs do not make periodic coupon payments or provide principal protection. ETNs are subject to credit risk and the value of the ETN may drop due to a downgrade in the issuer’s credit rating, despite the underlying market benchmark or strategy

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remaining unchanged. The value of an ETN may also be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying assets, changes in the applicable interest rates, changes in the issuer’s credit rating, and economic, legal, political or geographic events that affect the referenced underlying asset. There may be times when an ETN trades at a premium or discount to its net asset value. When the Fund invests in ETNs it will bear its proportionate share of any fees and expenses borne by the ETN. These fees and expenses generally reduce the return realized at maturity or upon redemption from an investment in an ETN; therefore, the value of the index underlying the ETN must increase significantly in order for an investor in an ETN to receive at least the principal amount of the investment at maturity or upon redemption. The Fund’s decision to sell its ETN holdings may be limited by the availability of a secondary market or restrictions on the right to redeem its investment in an ETN.

ETNs are also subject to tax risk. The tax rules are uncertain with respect to the treatment of income or gains arising in respect of commodity-linked ETNs and certain commodity-linked structured notes; also, the timing and character of income or gains arising from ETNs can be uncertain. The IRS and Congress are considering proposals that would change the timing and character of income and gains from ETNs. An adverse determination or future guidance by the IRS with respect to the treatment of ETNs (which determination or guidance could be retroactive) may affect the Fund’s ability to qualify for treatment as a RIC and to avoid a fund-level tax.

Foreign Securities

The risks of investing in securities of non-U.S. issuers or issuers with significant exposure to non-U.S. markets may be related, among other things, to (i) differences in size, liquidity and volatility of, and the degree and manner of regulation of, the securities markets of certain non-U.S. markets compared to the securities markets in the U.S.; (ii) economic, political and social factors; and (iii) foreign exchange matters, such as restrictions on the repatriation of capital, fluctuations in exchange rates between the U.S. dollar and the currencies in which the Fund’s portfolio securities are quoted or denominated, exchange control regulations and costs associated with currency exchange. The political and economic structures in certain foreign countries, particularly emerging markets, are expected to undergo significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristic of more developed countries.

Unanticipated political or social developments may affect the values of the Fund’s investments in such countries. The economies and securities and currency markets of many emerging markets have experienced significant disruption and declines. There can be no assurances that these economic and market disruptions will not continue.

Legal remedies available to investors in certain foreign countries may be less extensive than those available to investors in the U.S. or other foreign countries. Accounting standards in other countries are also not necessarily the same as in the United States. If the accounting standards in another country do not require as much detail as U.S. accounting standards, it may be harder for the portfolio manager to completely and accurately determine a company’s financial condition. In addition, the U.S. Government has from time to time in the past imposed restrictions, through penalties and otherwise, on foreign investments by U.S. investors such as the Fund. Also, brokerage commissions and other costs of buying or selling securities often are higher in foreign countries than they are in the U.S. This reduces the amount the Fund can earn on its investments.

The Fund generally holds its foreign securities and cash in foreign banks and securities depositories. Some foreign banks and securities depositories may be recently organized or new to the foreign custody business. In addition, there may be limited or no regulatory oversight over their operations. Also, the laws of certain countries may put limits on the Fund’s ability to recover its assets if a foreign bank or depository or issuer of a security or any of their agents goes bankrupt. In addition, it is often more expensive for the Fund to buy, sell and hold securities in certain foreign markets than in the U.S. The increased expense of investing in foreign markets reduces the amount the Fund can earn on its investments and typically results in a higher operating expense ratio for the Fund as compared to investment companies that invest only in the United States.

Securities of some foreign companies are less liquid, and their prices are more volatile, than securities of comparable domestic companies. Certain foreign countries are known to experience long delays between the trade and settlement dates of securities purchased or sold resulting in increased exposure of the Fund to market and foreign exchange fluctuations brought about by such delays, and to the corresponding negative impact on Fund liquidity.

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Foreign Currency Risks

The U.S. dollar value of securities denominated in a foreign currency will vary with changes in currency exchange rates, which can be volatile. Accordingly, changes in the value of the currency in which the Fund’s investments are denominated relative to the U.S. dollar will affect the Fund’s net asset value. Exchange rates are generally affected by the forces of supply and demand in the international currency markets, the relative merits of investing in different countries and the intervention or failure to intervene of U.S. or foreign governments and central banks. However, currency exchange rates may fluctuate based on factors intrinsic to a country’s economy. Some emerging market countries also may have managed currencies, which are not free floating against the U.S. dollar. In addition, emerging markets are subject to the risk of restrictions upon the free conversion of their currencies into other currencies. Any devaluations relative to the U.S. dollar in the currencies in which the Fund’s securities are quoted would reduce the Fund’s net asset value per share.

Investment in Emerging Markets

Investors are strongly advised to consider carefully the special risks involved in emerging markets, which are in addition to the usual risks of investing in developed foreign markets around the world.

The risks of investing in securities in emerging countries include: (i) less social, political and economic stability; (ii) the smaller size of the markets for such securities and lower volume of trading, which result in a lack of liquidity and in greater price volatility; (iii) certain national policies that may restrict the Fund’s investment opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests; (iv) foreign taxation; (v) the absence of developed structures governing private or foreign investment or allowing for judicial redress for injury to private property; and (vi) military unrest, war and terrorism.

Investors should note that upon the accession to power of authoritarian regimes, the governments of a number of emerging market countries previously expropriated large quantities of real and personal property similar to the property which may be represented by the securities purchased by the Fund. The claims of property owners against those governments were never finally settled. There can be no assurance that any property represented by securities purchased by the Fund will not also be expropriated, nationalized, or otherwise confiscated at some time in the future. If such confiscation were to occur, the Fund could lose a substantial portion or all of its investments in such countries. The Fund’s investments would similarly be adversely affected by exchange control regulation in any of those countries.

Certain countries in which the Fund may invest may have vocal minorities that advocate radical religious or revolutionary philosophies or support ethnic independence. Any disturbance on the part of such individuals could carry the potential for widespread destruction or confiscation of property owned by individuals and entities foreign to such country and could cause the loss of the Fund’s investment in those countries.

Settlement mechanisms in emerging market securities may be less efficient and reliable than in more developed markets. In such emerging securities markets there may be delays and failures in share registration and delivery. In certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. The inability of the Fund to make intended securities purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. Inability to dispose of a portfolio security caused by settlement problems could result either in losses to the Fund due to subsequent declines in the value of the portfolio security or, if the Fund has entered into a contract to sell the security, in possible liability to the purchaser. There may also be a danger that, because of uncertainties in the operation of settlement systems in individual markets, competing claims may arise in respect of securities held by or to be transferred to the Fund. Furthermore, compensation schemes may be non-existent, limited or inadequate to meet the Fund’s claims in any of these events.

Inflation and rapid fluctuations in inflation rates have had, and may continue to have, very negative effects on the economies and securities markets of certain emerging markets. While some emerging market countries have sought to develop a number of corrective mechanisms to reduce inflation or mitigate its effects, inflation may continue to have significant effects both on emerging market economies and their securities markets. In addition, many of the currencies of emerging market countries have experienced steady devaluations relative to the U.S. dollar and major devaluations have occurred in certain countries. Economies in emerging markets generally are heavily dependent upon international trade and, accordingly, have been and may continue to be affected adversely by economic conditions, trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade.

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Because of the high levels of foreign-denominated debt owed by many emerging market countries, fluctuating exchange rates can significantly affect the debt service obligations of those countries. This could, in turn, affect local interest rates, profit margins and exports, which are a major source of foreign exchange earnings.

To the extent an emerging market country faces a liquidity crisis with respect to its foreign exchange reserves, it may increase restrictions on the outflow of any foreign exchange. Repatriation is ultimately dependent on the ability of the Fund to liquidate its investments and convert the local currency proceeds obtained from such liquidation into U.S. dollars. Where this conversion must be done through official channels (usually the central bank or certain authorized commercial banks), the ability to obtain U.S. dollars is dependent on the availability of such U.S. dollars through those channels and, if available, upon the willingness of those channels to allocate those U.S. dollars to the Fund. The Fund’s ability to obtain U.S. dollars may be adversely affected by any increased restrictions imposed on the outflow of foreign exchange. If the Fund is unable to repatriate any amounts due to exchange controls, it may be required to accept an obligation payable at some future date by the central bank or other governmental entity of the jurisdiction involved. If such conversion can legally be done outside official channels, either directly or indirectly, the Fund’s ability to obtain U.S. dollars may not be affected as much by any increased restrictions except to the extent of the price which may be required to be paid in U.S. dollars. Furthermore, repatriation of investment income, capital and the proceeds of sales by foreign investors may require governmental registration and/or approval in some countries.

Many emerging market countries have little experience with the corporate form of business organization and may not have well-developed corporation and business laws or concepts of fiduciary duty in the business context. The Fund may encounter substantial difficulties in obtaining and enforcing judgments against individuals and companies located in certain emerging market countries. It may be difficult or impossible to obtain or enforce legislation or remedies against governments, their agencies and sponsored entities.

Disclosure and regulatory standards in emerging markets in many respects are less stringent than in the United States and other major markets. There also may be a lower level of monitoring and regulation of emerging markets and the activities of investors in such markets; enforcement of existing regulations has been extremely limited.

Trading in the securities of emerging markets presents additional credit and financial risks. The Fund may have limited access to, or there may be a limited number of, potential counterparties that trade in the securities of emerging market issuers. Governmental regulations may restrict potential counterparties to certain financial institutions located or operating in the particular emerging market. Potential counterparties may not possess, adopt or implement creditworthiness standards, financial reporting standards or legal and contractual protections similar to those in developed markets. Currency hedging techniques may not be available or may be limited. The Fund may not be able to reduce or mitigate risks related to trading with emerging market counterparties.

The risk also exists that an emergency situation may arise in one or more emerging markets as a result of which trading of securities may cease or may be substantially curtailed and prices for the Fund’s portfolio securities in such markets may not be readily available. Section 22(e) of the 1940 Act permits a registered investment company to suspend redemption of its shares for any period during which an emergency exists, as determined by the SEC. Accordingly, if the Fund believes that appropriate circumstances warrant, it may apply to the SEC for a determination that an emergency exists within the meaning of Section 22(e) of the 1940 Act. During the period commencing from the Fund’s identification of such conditions until the date of SEC action, the portfolio securities in the affected markets will be valued at fair value as determined in good faith by or under the direction of the Board.

Although it might be theoretically possible to hedge for anticipated income and gains, the ongoing and indeterminate nature of the risks associated with emerging market investing (and the costs associated with hedging transactions) makes it very difficult to hedge effectively against such risks.

Europe — Recent Events

A number of countries in Europe have experienced severe economic and financial difficulties. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts; many other issuers have faced difficulties obtaining credit or refinancing existing obligations; financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit; and financial markets in Europe and elsewhere have experienced extreme volatility and declines in asset values and liquidity. These difficulties may continue, worsen or spread within and outside of Europe. Responses to the financial problems by European

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governments, central banks and others, including austerity measures and reforms, may not work, may result in social unrest and may limit future growth and economic recovery or have other unintended consequences.

Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world. In addition, on June 23, 2016, voters in the United Kingdom approved withdrawal from the European Union. On March 29, 2017, the United Kingdom formally notified the European Council of its intention to leave the European Union; as a result, the United Kingdom will remain a member state, subject to European Union law with privileges to provide services under the single market directives, for at least two years from that date. Given the size and importance of the United Kingdom’s economy, uncertainty about its legal, political, and economic relationship with the remaining member states of the European Union may continue to be a source of instability. Moreover, other countries may seek to withdraw from the European Union and/or abandon the euro, the common currency of the European Union. A number of countries in Europe have suffered terror attacks, and additional attacks may occur in the future. Ukraine has experienced ongoing military conflict; this conflict may expand and military attacks could occur elsewhere in Europe. Europe has also been struggling with mass migration from the Middle East and Africa.

The ultimate effects of these events and other socio-political or geopolitical issues are not known but could profoundly affect global economies and markets. Whether or not the Fund invests in securities of issuers located in Europe or with significant exposure to European issuers or countries, these events could negatively affect the value and liquidity of the Fund’s investments.

Investing in Asia

Investments in securities of issuers in certain Asian countries involve risks not typically associated with investments in securities of issuers in other regions. Such heightened risks include, among others, expropriation and/or nationalization of assets, confiscatory taxation, piracy of intellectual property data and other security breaches (especially of data stored electronically), political instability, including authoritarian and/or military involvement in governmental decision making, armed conflict and social instability as a result of religious, ethnic and/or socio-economic unrest. Certain Asian economies have experienced rapid rates of economic growth and industrialization in recent years, and there is no assurance that these rates of economic growth and industrialization will be maintained. Certain Asian countries have democracies with relatively short histories, which may increase the risk of political instability. These countries have faced political and military unrest, and further unrest could present a risk to their local economies and securities markets. Indonesia and the Philippines have each experienced violence and terrorism, which has negatively impacted their economies. North Korea and South Korea each have substantial military capabilities, and historical tensions between the two countries present the risk of war; in the recent past, these tensions have escalated. Any outbreak of hostilities between the two countries could have a severe adverse effect on the South Korean economy and securities market. Increased political and social unrest in these geographic areas could adversely affect the performance of investments in this region. Certain governments in this region administer prices on several basic goods, including fuel and electricity, within their respective countries. Certain governments may exercise substantial influence over many aspects of the private sector in their respective countries and may own or control many companies. Future government actions could have a significant effect on the economic conditions in this region, which in turn could have a negative impact on private sector companies. There is also the possibility of diplomatic developments adversely affecting investments in the region. Corruption and the perceived lack of a rule of law in dealings with international companies in certain Asian countries may discourage foreign investment and could negatively impact the long-term growth of certain economies in this region. In addition, certain countries in the region are experiencing high unemployment and corruption, and have fragile banking sectors. Some economies in this region are dependent on a range of commodities, including oil, natural gas and coal. Accordingly, they are strongly affected by international commodity prices and particularly vulnerable to any weakening in global demand for these products. The market for securities in this region may also be directly influenced by the flow of international capital, and by the economic and market conditions of neighboring countries. Adverse economic conditions or developments in neighboring countries may increase investors’ perception of the risk of investing in the region as a whole, which may adversely impact the market value of the securities issued by companies in the region.

Investing in the Greater China Region

Investing in the Greater China region, consisting of Hong Kong, the People’s Republic of China and Taiwan, among other locations, involves a high degree of risk and special considerations not typically associated with investing in more established economies or securities markets. Such risks may include: (a) social, economic and political uncertainty (including the

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risk of armed conflict); (b) the risk of nationalization or expropriation of assets or confiscatory taxation; (c) dependency on exports and the corresponding importance of international trade; (d) increasing competition from Asia’s other low-cost emerging economies; (e) greater price volatility and significantly smaller market capitalization of securities markets; (f) substantially less liquidity, particularly of certain share classes of Chinese securities; (g) currency exchange rate fluctuations and the lack of available currency hedging instruments; (h) higher rates of inflation; (i) controls on foreign investment and limitations on repatriation of invested capital and on the fund’s ability to exchange local currencies for U.S. dollars; (j) greater governmental involvement in and control over the economy; (k) uncertainty regarding the People’s Republic of China’s commitment to economic reforms; (l) the fact that Chinese companies may be smaller, less seasoned and newly-organized companies; (m) the differences in, or lack of, auditing and financial reporting standards which may result in unavailability of material information about issuers; (n) the fact that statistical information regarding the economy of the Greater China region may be inaccurate or not comparable to statistical information regarding the U.S. or other economies; (o) less extensive, and still developing, legal systems and regulatory frameworks regarding the securities markets, business entities and commercial transactions; (p) the fact that the settlement period of securities transactions in foreign markets may be longer; (q) the fact that it may be more difficult, or impossible, to obtain and/or enforce a judgment than in other countries; (r) the rapid and erratic nature of growth, particularly in the People’s Republic of China, resulting in inefficiencies and dislocations; (s) economies characterized by over-extension of credit and rising unemployment; and (t) the risk that, because of the degree of interconnectivity between the economies and financial markets of China, Hong Kong and Taiwan, any sizable reduction in the demand for goods from China, or an economic downturn in China, could negatively affect the economies and financial markets of Hong Kong and Taiwan, as well.

The People’s Republic of China is dominated by the one-party rule of the Communist Party. Investments in China involve the risk of greater control over the economy, political and legal uncertainties and currency fluctuations or blockage. The government of the People’s Republic of China exercises significant control over economic growth through the allocation of resources, controlling payment of foreign currency denominated obligations, setting monetary policy, and providing preferential treatment to particular industries or companies. For over three decades, the government of the People’s Republic of China has been reforming economic and market practices and providing a larger sphere for private ownership of property. While currently contributing to growth and prosperity, the government may decide not to continue to support these economic reform programs and could possibly return to the completely centrally planned economy that existed prior to 1978.

As with all transition economies, China’s ability to develop and sustain a credible legal, regulatory, monetary, and socioeconomic system could influence the course of outside investment. The real estate market in China has been extremely volatile. Additionally, local government debt is high, and the level of that debt may pose a threat to the Chinese economy. Over the long term, China’s aging infrastructure, worsening environmental conditions, rapid and inequitable urbanization, and quickly widening urban and rural income gap, which all carry political and economic implications, are among the country’s major challenges.

China continues to exercise control over the value of its currency, rather than allowing the value of the currency to be determined by market forces. While the currency has historically been managed in a tight range relative to the U.S. dollar, it may in the future be subject to greater uncertainty if Chinese authorities change the policies that determine the exchange rate mechanism. This type of currency regime may experience sudden and significant currency adjustments, which may adversely impact investment returns.

While the Chinese economy has grown rapidly in recent years, there is no assurance that this growth rate will be maintained. China may experience substantial rates of inflation or economic recessions, causing a negative effect on the economy and the securities market. China’s economy is heavily dependent on export growth. Reduction in spending on Chinese products and services, institution of tariffs or other trade barriers by China or its trading partners, or a downturn in any of the economies of China’s key trading partners may have an adverse impact on the securities of Chinese issuers. China’s economy may be adversely impacted by trade or political disputes with China’s major trading partners, including the U.S.

The willingness and ability of the government of the People’s Republic of China to support the Greater China region markets is uncertain. Taiwan and Hong Kong do not exercise the same level of control over their economies as does the People’s Republic of China, but changes to their political and economic relationships with the People’s Republic of China could adversely impact investments in Taiwan and Hong Kong. Following the establishment of the People’s Republic of China by the Communist Party in 1949, the Chinese government renounced various debt obligations incurred by China’s predecessor governments, which obligations remain in default, and expropriated assets without compensation. There can be no assurance that the Chinese

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government will not take similar action in the future. An investment in the Fund involves risk of a total loss. The political reunification of China and Taiwan is a highly problematic issue and is unlikely to be settled in the near future. This situation poses a threat to Taiwan’s economy and could negatively affect its stock market. Hong Kong is closely tied to China, economically and through China’s 1997 acquisition of the country as a Special Autonomous Region. China has committed by treaty to preserve Hong Kong’s autonomy and its economic, political and social freedoms until 2047. However, if China would exert its authority so as to alter the economic, political or legal structures or the existing social policy of Hong Kong, investor and business confidence in Hong Kong could be negatively affected, which in turn could negatively affect markets and business performance. Hong Kong’s success depends, in large part, on its ability to retain the legal, financial, and monetary systems that allow economic freedom and market expansion.

Military conflicts, either in response to internal social unrest or conflicts with other countries, could disrupt economic development. The Chinese economy is vulnerable to the long-running disagreements with Hong Kong related to integration and religious and nationalist disputes with Tibet and the Xinjiang region. China has a complex territorial dispute regarding the sovereignty of Taiwan that has included threats of invasion; Taiwan- based companies and individuals are significant investors in China. Military conflict between China and Taiwan may adversely affect securities of Chinese issuers. In addition, China has strained international relations with Japan, India, Russia and other neighbors due to territorial disputes, historical animosities and other defense concerns. China could be affected by military events on the Korean peninsula or internal instability within North Korea. These situations may cause uncertainty in the Chinese market and may adversely affect performance of the Chinese economy.

The Greater China region has historically been prone to natural disasters such as earthquakes, droughts, floods and tsunamis and is economically sensitive to environmental events. Any such event could cause a significant impact on the economy of, or investments in, the Greater China region.

Risks of Investments in China A-shares through the Stock Connect Program

The Fund may invest in China A-shares of certain Chinese companies through the Shanghai-Hong Kong Stock Connect and/or the Shenzhen-Hong Kong Stock Connect program (“Connect Program”). The Connect Program is subject to quota limitations and an investor cannot purchase and sell the same security on the same trading day, which may restrict the ability to invest in China A-shares through the Connect Program and to enter into or exit trades on a timely basis. The Shanghai or Shenzhen market may be open at a time when the Connect Program is not trading, with the result that prices of China A-shares may fluctuate at times when the Fund is unable to add to or exit its position. Only certain China A-shares are eligible to be accessed through the Connect Program. Such securities may lose their eligibility at any time, in which case they could be sold but could no longer be purchased through the Connect Program. Because the Connect Program is relatively new, the actual effect on the market for trading China A-shares with the introduction of large numbers of foreign investors is unknown. In addition, there is no assurance that the necessary systems required to operate the Connect Program will function properly or will continue to be adapted to changes and developments in both markets. In the event that the relevant systems do not function properly, trading through the Connect Program could be disrupted. In addition, there may be circumstances in which trading in China A-shares is not operationally feasible for the Underlying Index’s service providers, and the Underlying Index will not include China A-shares and the Fund’s performance could be adversely affected.

The Connect Program is subject to regulations promulgated by regulatory authorities for both exchanges and the authorities may promulgate further regulations or restrictions, such as limitations on redemptions or suspension of trading, if they believe it necessary to assure orderly markets or for other reasons, which may adversely impact the Connect Program. There is no guarantee that the exchanges will continue to support the Connect Program in the future. Investments in China A-shares may not be covered by the securities investor protection programs of an exchange and, without the protection of such programs, will be subject to the risk of default by the broker. In the event that the depository of an exchange defaults, the Fund may not be able to recover fully its losses from the depository or may be delayed in receiving proceeds as part of any recovery process. It is currently unclear whether applicable courts would consider that the Fund, rather than the nominee, is the beneficial owner of China A-shares purchased through the Connect Program. Therefore, the Fund may not be able to exercise the rights of a shareholder and may be limited in its ability to pursue claims against the issuer of a security. The Fund may not be able to participate in corporate actions affecting China A-shares held through the Connect Program due to time constraints or for other operational reasons. Similarly, the Fund may not be able to appoint proxies or participate in shareholders’ meetings due to current limitations on the use of multiple proxies in China. Because all trades on the Connect Program in respect of eligible China

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A-shares must be settled in Renminbi (RMB), the Chinese currency, investors must have timely access to a reliable supply of offshore RMB, which cannot be guaranteed.

Trades on the Connect Program are subject to certain requirements prior to trading. If these requirements are not completed prior to the market opening, the Fund cannot sell the shares on that trading day. In addition, these requirements may limit the number of brokers that the Fund may use to execute trades. If an investor holds 5% or more of the total shares issued by a China-A share issuer, the investor must return any profits obtained from the purchase and sale of those shares if both transactions occur within a six-month period. If the Fund holds 5% or more of the total shares of a China-A share issuer through its Connect Program investments, its profits may be subject to these limitations. In addition, it is not currently clear whether all accounts managed by an adviser and/or its affiliates will be aggregated for purposes of this limitation. If that is the case, it makes it more likely that the Fund’s profits may be subject to these limitations.

The China A-shares market can have a higher propensity for trading suspensions than many other global equity markets. Trading suspensions in certain stocks could lead to greater market execution risk, valuation risks, liquidity risks and costs for the Fund. The Shanghai and Shenzhen markets currently apply a daily limit, set at 10%, of the amount of fluctuation permitted in the prices of A shares during a single trading day. The daily limit refers to price movements only and does not restrict trading within the relevant limit. There can be no assurance that a liquid market on an exchange will exist for any particular China A share or for any particular time.

Investing in Australasia

The economies of Australasia, which include Australia and New Zealand, are dependent on exports from the agricultural and mining sectors. This makes Australasian economies susceptible to fluctuations in the commodity markets. Australasian economies are also increasingly dependent on their growing service industries. Australia and New Zealand are located in a part of the world that has historically been prone to natural disasters, such as drought and flooding. Any such event in the future could have a significant adverse impact on the economies of Australia and New Zealand and affect the value of securities held by the fund. The economies of Australia and New Zealand are dependent on trading with certain key trading partners, including Asia, Europe and the United States. The Australia–U.S. Free Trade Agreement has significantly expanded the trading relationship between the United States and Australia. Economic events in the United States, Asia, or in other key trading countries can have a significant economic effect on the Australian economy. The economies of Australia and New Zealand are heavily dependent on the mining sector. Passage of new regulations limiting foreign ownership of companies in the mining sector or imposition of new taxes on profits of mining companies may dissuade foreign investment, and as a result, have a negative impact on companies to which the Fund has exposure.

Depositary Receipts

Depositary receipts demonstrate ownership of shares of a foreign issuer and are alternatives to directly purchasing the underlying foreign security. Depositary receipts may be sponsored or unsponsored and include American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”), European Depositary Receipts (“EDRs”) and non-voting depositary receipts (“NVDRs”). ADRs in registered form are typically issued by a U.S. bank or trust company, traded in U.S. dollars, and are designed for use in the domestic market. GDRs, EDRs, NVDRs and other similar instruments may be issued by a U.S. or non-U.S. entity and may be traded in other currencies. GDRs are tradable both in the United States and Europe and are designed for use throughout the world. EDRs are issued in bearer form and are designed for use in European securities markets.

Depositary receipts in general are subject to many of the risks associated with foreign investing (e.g., increased market, liquidity, currency, political, information and other risks), and even where traded in U.S. dollars are subject to currency risk if the underlying security is traded in a foreign currency. Unsponsored depositary receipts are issued without the participation of the issuer of the underlying foreign security and there may be less information available about such issuers than there is with respect to domestic companies and issuers of securities underlying sponsored depositary receipts. Even if there is information available, there may not be a correlation between such information and the market value of the depositary receipts.

Illiquid Investments and Restricted Securities

The Fund may invest up to 15% of its net assets in illiquid investments. An illiquid security is any security which the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the security. To the extent required by applicable law and SEC

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guidance, the Fund will not acquire an illiquid security if such acquisition would cause the aggregate value of illiquid securities to exceed 15% of the Fund’s net assets. If at any time the portfolio manager determines that the value of illiquid securities held by the Fund exceeds 15% of the Fund’s net assets, the portfolio manager will take such steps as it considers appropriate to reduce the percentage as soon as reasonably practicable.

Restricted securities are securities subject to legal or contractual restrictions on their resale, such as private placements. Such restrictions might prevent the sale of restricted securities at a time when the sale would otherwise be desirable. Under SEC regulations, certain restricted securities acquired through private placements can be traded freely among qualified purchasers. While restricted securities are generally classified as illiquid, the Fund may determine that a particular restricted security is “liquid.” Investing in these restricted securities could have the effect of increasing the Fund’s illiquidity if qualified purchasers become, for a time, uninterested in buying these securities.

Restricted securities may be sold only (1) pursuant to SEC Rule 144A or another exemption, (2) in privately negotiated transactions or (3) in public offerings with respect to which a registration statement is in effect under the 1933 Act. Rule 144A securities, although not registered in the U.S., may be sold to qualified institutional buyers in accordance with Rule 144A under the 1933 Act. As noted above, the Fund may determine that some Rule 144A securities are liquid. Where registration is required, the Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a restricted security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than prevailed when it decided to sell.

Illiquid securities may be difficult to value, and the Fund may have difficulty disposing of such securities promptly. The Fund does not consider non-U.S. securities to be restricted if they can be freely sold in the principal markets in which they are traded, even if they are not registered for sale in the U.S.

Liquidity Risk Management. In October 2016, the SEC adopted Rule 22e-4 under the 1940 Act requiring, among other things, that the Fund and other Legg Mason open-end funds establish a liquidity risk management program that is reasonably designed to assess and manage liquidity risk. Effective December 1, 2018, the Fund implemented initial portions of its liquidity risk management program to meet the relevant requirements. Additionally, the Board, including a majority of the Independent Trustees, approved the designation of the Fund’s liquidity risk management program administrator to administer such program and will review no less frequently than annually a written report prepared by the liquidity risk management program administrator that addresses the operation of the program and assesses its adequacy and effectiveness of implementation. Certain aspects of the liquidity risk management program were implemented effective December 1, 2018, and the entire program will take effect on June 1, 2019. Costs associated with complying with the rule could impact the Fund’s performance and its ability to achieve its investment objective.

Infrastructure Companies Risk

Commodity Price Risk. Companies engaged in the infrastructure business may be affected by fluctuations in the prices of commodities, including, for example, iron ore, steel, copper, natural gas, natural gas liquids, crude oil and coal, in the short- and long-term. Fluctuations in commodity prices would impact directly companies that own such commodities or that require such commodities to engage in the infrastructure business and could impact indirectly companies that engage in transportation, storage, processing, distribution or marketing of such commodities. Fluctuations in commodity prices can result from changes in general economic conditions or political circumstances (especially of key commodity producing and consuming countries); market conditions; weather patterns; domestic production levels; volume of imports; energy conservation; domestic and foreign governmental regulation; international politics; policies of Organization of Petroleum Exporting Countries in the case of crude oil; taxation; tariffs; and the availability and costs of local, intrastate and interstate transportation methods. Infrastructure companies as a whole may also be impacted by the perception that the performance of infrastructure companies is linked to commodity prices. High commodity prices may drive further conservation efforts, and a slowing economy may adversely impact consumption, which may adversely affect the performance of companies operating in the infrastructure business. Recent economic and market events have fueled concerns regarding potential liquidations of commodity futures and options positions.

Regulatory Risk. Companies engaged in the infrastructure business are generally highly regulated. Infrastructure companies may be subject to significant regulation of nearly every aspect of their operations by governmental agencies. Such regulation can change rapidly or over time in both scope and intensity. Various governmental authorities have the power to

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enforce compliance with these regulations and the permits issued under them, and violators are subject to administrative, civil and criminal penalties, including civil fines, injunctions or both. Stricter laws, regulations or enforcement policies could be enacted in the future which would likely increase compliance costs and may materially adversely affect the financial performance of companies engaged in the infrastructure business.

Specifically, infrastructure companies may be subject to environmental laws and regulations, including:

•	laws and regulations that impose obligations related to air emissions;
•	laws and regulations that impose obligations related to discharges of pollutants into regulated bodies of water;
•	laws and regulations that impose requirements for the handling and disposal of waste from facilities; and
•

laws and regulations that regulate the cleanup of hazardous substances that may have been released at properties currently or previously owned or operated by companies or at locations to which waste has been sent for disposal.

Failure to comply with these laws and regulations may trigger a variety of administrative, civil and criminal enforcement measures, including the assessment of monetary penalties, the imposition of remedial requirements, and the issuance of orders enjoining future operations. Certain environmental laws and regulations impose strict, joint and several liability for costs required to clean up and restore sites where hazardous substances have been disposed or otherwise released. Moreover, it is not uncommon for neighboring landowners and other third parties to file claims for personal injury and property damage allegedly caused by the release of hazardous substances or other waste products into the environment.

There is an inherent risk that companies engaged in the infrastructure business may incur environmental costs and liabilities due to the nature of their businesses and the substances they may handle. For example, an accidental release of oil from wells or gathering pipelines could subject an infrastructure company to substantial liabilities for environmental cleanup and restoration costs, claims made by neighboring landowners and other third parties for personal injury and property damage, and fines or penalties for related violations of environmental laws or regulations. Moreover, the possibility exists that stricter laws, regulations or enforcement policies could significantly increase the compliance costs of companies engaged in the infrastructure business. For example, hydraulic fracturing, a technique used in the completion of certain oil and gas wells, has become a subject of increasing regulatory scrutiny and may be subject in the future to more stringent, and more costly to comply with, requirements. Similarly, the implementation of more stringent environmental requirements could significantly increase the cost of any remediation that may become necessary. Companies engaged in the infrastructure business may not be able to recover these costs from insurance.

Voluntary initiatives and mandatory controls have been adopted or are being discussed worldwide to reduce emissions of “greenhouse gases” such as carbon dioxide, a by-product of burning fossil fuels, and methane, the major constituent of natural gas, which many scientists and policymakers believe contribute to global climate change. These measures and future measures could result in increased costs to certain companies in which the Fund may invest to operate and maintain facilities and administer and manage a greenhouse gas emissions program and may reduce demand for fuels that generate greenhouse gases and that are managed or produced by companies in which the Fund may invest. These measures, and other programs addressing greenhouse gas emissions, could reduce demand for energy or raise prices, which may adversely affect the total return of certain of the Fund’s investments.

Weather Risks. Weather plays a role in the seasonality of the cash flows of some infrastructure companies. Energy infrastructure companies may be particularly impacted by weather changes. Although most companies in the energy sector can reasonably predict seasonal weather demand based on normal weather patterns, extreme weather conditions, such as the multiple hurricanes that have severely damaged areas in the U.S. and the Caribbean, demonstrate that no amount of preparation can protect a company from the unpredictability of the weather or possible climate change. The damage done by extreme weather also may serve to increase many insurance premiums and could adversely affect such companies’ financial condition and ability to pay distributions to shareholders.

Catastrophic Event Risk. Infrastructure companies operating in the energy sector are subject to many dangers inherent in the production, exploration, management, transportation, processing and distribution of natural gas, natural gas liquids, crude oil, refined petroleum and petroleum products and other hydrocarbons. These dangers include leaks, fires, explosions, damage to

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facilities and equipment resulting from natural disasters, and inadvertent damage to facilities and equipment (such as those suffered by BP’s Deepwater Horizon drilling platform in 2010). All types of infrastructure assets may be attractive targets in future terrorist attacks.

These dangers give rise to risks of substantial losses as a result of loss or destruction of commodity reserves; damage to or destruction of property, facilities and equipment; pollution and environmental damage; and personal injury or loss of life. Any occurrence of such catastrophic events could bring about a limitation, suspension or discontinuation of the operations of an infrastructure company. Infrastructure companies may not be fully insured against all risks inherent in their business operations and therefore accidents and catastrophic events could adversely affect such companies’ financial condition and ability to pay distributions to shareholders.

Investments in Other Investment Companies

Subject to applicable statutory and regulatory limitations described below, the Fund may invest in shares of other investment companies, including shares of open-end and closed-end investment companies affiliated or unaffiliated with the Fund, business development companies, exchange-traded funds and unregistered investment companies.

An investment in an investment company is subject to the risks associated with that investment company’s portfolio securities. Investments in closed-end funds may entail the additional risk that the market value of such investments may be substantially less than their net asset value. To the extent the Fund invests in shares of another investment company, the Fund will indirectly bear a proportionate share of that investment company’s advisory fees and other operating expenses. These fees are in addition to the advisory fees and other operational expenses incurred directly by the Fund. In addition, the Fund could incur a sales charge in connection with purchasing an investment company security or a redemption fee upon the redemption of such security.

Section 12(d)(1)(A) of the 1940 Act provides that a fund may not purchase or otherwise acquire the securities of other “registered investment companies” (as defined in the 1940 Act) if, as a result of such purchase or acquisition, it would own: (i) more than 3% of the total outstanding voting stock of the acquired investment company; (ii) securities issued by any one investment company having a value in excess of 5% of the fund’s total assets; or (iii) securities issued by all investment companies having an aggregate value in excess of 10% of the fund’s total assets. Certain exceptions may be available from these limits such as when the Fund invests in certain exchange-traded funds or money-market funds or in investment companies that are part of the same group of investment companies as the Fund.

Money Market Instruments Generally

Money market instruments are short-term IOUs issued by banks or other non-governmental issuers, the U.S. or non-U.S. governments, or state or local governments. Money market instruments generally have maturity dates of 13 months or less, and may pay interest at fixed, floating or adjustable rates, or may be issued at a discount. Money market instruments may include certificates of deposit, bankers’ acceptances, variable rate demand securities (where the interest rate is reset periodically and the holder may demand payment from the issuer or another obligor at any time), preferred shares, fixed-term obligations, commercial paper (short-term unsecured debt), asset-backed commercial paper, other mortgage-backed and asset-backed securities and repurchase agreements. Asset-backed commercial paper refers to a debt security with an original term to maturity of up to 270 days that may be backed by residential and commercial mortgage loans or mortgage-backed securities or other types of receivables. Payments due on asset-backed commercial paper are supported by cash flows from underlying assets, or one or more liquidity or credit support providers, or both.

Preferred Securities

There are two basic types of preferred securities: traditional and hybrid-preferred securities. Traditional preferred securities consist of preferred stock issued by an entity taxable as a corporation. Preferred stocks, which may offer fixed or floating rate dividends, are perpetual instruments and considered equity securities. Preferred stocks are subordinated to debt instruments in a company’s capital structure, in terms of priority to corporate income and claim to corporate assets, and therefore will be subject to greater credit risk than debt instruments. Alternatively, hybrid-preferred securities may be issued by corporations, generally in the form of interest-bearing notes with preferred securities characteristics, or by an affiliated trust or partnership of the corporation, generally in the form of preferred interests in subordinated debentures or similarly structured

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securities. The hybrid-preferred securities market consists of both fixed and adjustable coupon rate securities that are either perpetual in nature or have stated maturity dates.

Traditional Preferred Securities. Traditional preferred securities pay fixed or floating dividends to investors and have “preference” over common stock in the payment of dividends and the liquidation of a company’s assets. This means that a company must pay dividends on preferred stock before paying any dividends on its common stock. In order to be payable, distributions on such preferred securities must be declared by the issuer’s board of directors. Income payments on preferred securities may be cumulative, causing dividends and distributions to accumulate even if not declared by the board of directors or otherwise made payable. In such a case, all accumulated dividends must be paid before any dividend on the common stock can be paid. However, many traditional preferred stocks are non-cumulative, in which case dividends do not accumulate and need not ever be paid. There is no assurance that dividends or distributions on the traditional preferred securities in which the Fund invests will be declared or otherwise made payable. Preferred securities may also contain provisions under which payments must be stopped (i.e., stoppage is compulsory, not discretionary). The conditions under which this occurs may relate to, for instance, capitalization levels. Hence, if a company incurs significant losses that deplete retained earnings automatic payment stoppage could occur. In some cases the terms of the preferred securities provide that the issuer would be obligated to attempt to issue common shares to raise funds for the purpose of making the preferred payments. However, there is no guarantee that the issuer would be successful in placing common shares.

Preferred stockholders usually have no right to vote for corporate directors or on other matters. Shares of traditional preferred securities have a liquidation preference that generally equals the original purchase price at the date of issuance. The market value of preferred securities may be affected by, among other factors, favorable and unfavorable changes impacting the issuer or industries in which they operate, movements in interest rates and inflation, and the broader economic and credit environments, and by actual and anticipated changes in tax laws, such as changes in corporate and individual income tax rates. Because the claim on an issuer’s earnings represented by traditional preferred securities may become onerous when interest rates fall below the rate payable on such securities, the issuer may redeem the securities. Thus, in declining interest rate environments in particular, the Fund’s holdings of higher rate-paying fixed rate preferred securities may be reduced, and the Fund may be unable to acquire securities of comparable credit quality paying comparable rates with the redemption proceeds.

Hybrid-Preferred Securities. Hybrid-preferred securities are typically junior and fully subordinated liabilities of an issuer or the beneficiary of a guarantee that is junior and fully subordinated to the other liabilities of the guarantor. In addition, hybrid-preferred securities typically permit an issuer to defer the payment of income for eighteen months or more without triggering an event of default. Generally, the maximum deferral period is five years. Because of their subordinated position in the capital structure of an issuer, the ability to defer payments for extended periods of time without default consequences to the issuer, and certain other features (such as restrictions on common dividend payments by the issuer or ultimate guarantor when full cumulative payments on the hybrid preferred securities have not been made), these hybrid-preferred securities are often treated as close substitutes for traditional preferred securities, both by issuers and investors. Hybrid-preferred securities have many of the key characteristics of equity due to their subordinated position in an issuer’s capital structure and because their quality and value are heavily dependent on the profitability of the issuer rather than on any legal claims to specific assets or cash flows. Hybrid-preferred securities include, but are not limited to, trust preferred securities (TRUPS®); enhanced trust preferred securities (Enhanced TRUPS®); trust-originated preferred securities (TOPrS®); monthly-income preferred securities (MIPS®); quarterly-income bond securities (QUIBS®); quarterly-income debt securities (QUIDS®); quarterly-income preferred securities (QUIPSSM); corporate trust securities (CorTS®); public income notes (PINES®); and other hybrid-preferred securities. Hybrid-preferred securities are typically issued with a final maturity date. In certain instances, a final maturity date may be extended and/or the final payment of principal may be deferred at the issuer’s option for a specified time without default. No redemption can typically take place unless all cumulative payment obligations have been met, although issuers may be able to engage in open-market repurchases without regard to whether all payments have been paid.

Many hybrid-preferred securities are issued by trusts or other special purpose entities established by operating companies and are not a direct obligation of an operating company. At the time the trust or special purpose entity sells such preferred securities to investors, it purchases debt of the operating company (with terms comparable to those of the trust or special purpose entity securities), and the operating company deducts for tax purposes the interest paid on the debt held by the trust or special purpose entity. The trust or special purpose entity is generally required to be treated as transparent for U.S. federal income tax purposes such that the holders of the trust preferred securities are treated as owning beneficial interests in the underlying debt of the operating company. Accordingly, payments on the hybrid-preferred securities are generally treated as

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interest rather than dividends for U.S. federal income tax purposes and, as such, are not eligible for the dividends received deduction (“DRD”) or the reduced rates of tax that apply to qualified dividend income. The trust or special purpose entity in turn is a holder of the operating company’s debt and has priority with respect to the operating company’s earnings and profits over the operating company’s common stockholders, but is typically subordinated to other classes of the operating company’s debt. Typically a preferred security has a credit rating that is lower than that of its corresponding operating company’s senior debt securities.

Within the category of hybrid-preferred securities are senior debt instruments that trade in the broader preferred securities market. These debt instruments, which are sources of long-term capital for the issuers, have structural features similar to other preferred securities such as maturities ranging from 30 years to perpetuity, call features, quarterly payments, exchange listings and the inclusion of accrued interest in the trading price. Preferred securities may be subject to changes in regulations and there can be no assurance that the current regulatory treatment of preferred securities will continue.

Real Estate Investment Trusts (“REITs”)

REITs are pooled investment vehicles which invest primarily in income producing real estate or real estate-related loans or interests. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. REITs are not taxed on income distributed to shareholders provided they comply with the applicable requirements of the Code. Debt securities issued by REITs, for the most part, are general and unsecured obligations and are subject to risks associated with REITs. Like mutual funds, REITs have expenses, including advisory and administration fees paid by certain REITs and, as a result, the Fund is indirectly subject to those fees if the Fund invests in REITs.

Investing in REITs involves certain risks, including declines in the value of the underlying real estate, risks related to general and local economic conditions, possible lack of availability of mortgage funds, overbuilding, extended vacancies of properties, increased competition, increases in property taxes and operating expenses, changes in zoning laws, losses due to costs resulting from the clean-up of environmental problems, liability to third parties for damages resulting from environmental problems, casualty or condemnation losses, limitations on rents, changes in neighborhood values and in the appeal of properties to tenants. Equity REITs may also be subject to property and casualty risks as their insurance policies may not completely recover repair or replacement of assets damaged by fires, floods, earthquakes or other natural disasters. REITs whose underlying assets are concentrated in properties used by a particular industry, such as healthcare, are also subject to industry-related risks. Certain “special purpose” REITs may invest their assets in specific real estate sectors, such as hotels, nursing homes or warehouses, and are therefore subject to the risks associated with adverse developments in any such sectors.

REITs (especially mortgage REITs) are subject to interest rate risks. When interest rates decline, the value of a REIT’s investment in fixed income obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT’s investment in fixed-rate obligations can be expected to decline. If the REIT invests in adjustable rate debt instruments the interest rates on which are reset periodically, yields on a REIT’s investments in such loans will gradually align themselves to reflect changes in market interest rates. This causes the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed-rate obligations. However, REIT shares can be more volatile than, and perform differently from, larger company securities since REITs tend to be small- to medium-sized companies in relation to the equity markets as a whole. REITs may have limited financial resources, may trade less frequently and in a limited volume and may be subject to more abrupt or erratic price movements than larger company securities.

REITs are dependent upon the skills of their managers and are generally not diversified. REITs may be highly leveraged, and financial covenants may affect the ability of REITs to operate effectively. REITs are generally dependent upon maintaining cash flows to repay borrowings, to cover operating costs, and to make distributions to shareholders and are subject to the risk of default by lessees and borrowers. In the event of a default by a borrower or lessee, the REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments. If REITs are net sellers of assets or do not reinvest principal, they are also subject to self-liquidation. In addition, REITs could possibly fail to qualify for tax-free pass-through of net income and gains under the Code or to maintain their exemptions from registration as an investment company under the 1940 Act. In the event of any such failure to qualify as a REIT under the Code, the company would be subject to corporate level taxation, significantly reducing the return to the Fund on its investment in such company.

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Repurchase Agreements

Under the terms of a typical repurchase agreement, the Fund would acquire one or more underlying debt securities from a counterparty (typically a bank or a broker-dealer), subject to the counterparty’s obligation to repurchase, and the Fund to resell, the securities at an agreed-upon time and price. The Fund may enter into repurchase agreements where the underlying collateral consists entirely of cash items and/or securities of the U.S. Government, its agencies, its instrumentalities, or U.S. Government sponsored enterprises. The Fund may also enter into repurchase agreements where the underlying collateral consists of other types of securities, including securities the Fund could not purchase directly. For such repurchase agreements, the underlying securities which serve as collateral may include, but are not limited to, U.S. government securities, municipal securities, corporate debt obligations, asset-backed securities (including collateralized mortgage obligations (“CMOs”)), convertible securities and common and preferred stock and may be of below investment grade quality. The repurchase price is typically greater than the purchase price paid by the Fund, thereby determining the Fund’s yield. A repurchase agreement is similar to, and may be treated as, a secured loan, where the Fund loans cash to the counterparty and the loan is secured by the underlying securities as collateral. All repurchase agreements entered into by the Fund are required to be collateralized so that at all times during the term of a repurchase agreement, the value of the underlying securities is at least equal to the amount of the repurchase price. Also, the Fund or its custodian is required to have control of the collateral, which the portfolio manager believes will give the Fund a valid, perfected security interest in the collateral.

Repurchase agreements could involve certain risks in the event of default or insolvency of the counterparty, including possible delays or restrictions upon the Fund’s ability to dispose of the underlying securities, the risk of a possible decline in the value of the underlying securities during the period in which the Fund seeks to assert its right to them, the risk that there may be a limited market or no market for disposition of such underlying securities, the risk of incurring expenses associated with asserting those rights and the risk of losing all or part of the income from the agreement. The Fund will seek to mitigate these risks but there is no guarantee that such efforts will be successful. If the Fund enters into a repurchase agreement involving securities the Fund could not purchase directly, and the counterparty defaults, the Fund may become the holder of such securities. Repurchase agreements collateralized by securities other than U.S. government securities may be subject to greater risks and are more likely to have a term to maturity of longer than seven days. Repurchase agreements with a maturity of more than seven days are considered to be illiquid.

Repurchase agreements may be entered into or novated with a financial clearing house, which would become the Fund’s counterparty. The Fund would then become subject to the rules of the clearing house, which may limit the Fund’s rights and remedies (including recourse to collateral) or delay or restrict the rights and remedies, and expose the Fund to the risks of the clearinghouses’ insolvency.

Pursuant to an exemptive order issued by the SEC, the Fund, along with other affiliated entities managed by the Manager, may transfer uninvested cash balances into one or more joint accounts for the purpose of entering into repurchase agreements secured by cash and U.S. government securities, subject to certain conditions.

Reverse Repurchase Agreements

The Fund may enter into reverse repurchase agreements. A reverse repurchase agreement has the characteristics of a secured borrowing by the Fund and creates leverage in the Fund’s portfolio. In a reverse repurchase transaction, the Fund sells a portfolio instrument to another person, such as a financial institution or broker-dealer, in return for cash. At the same time, the Fund agrees to repurchase the instrument at an agreed-upon time and at a price that is greater than the amount of cash that the Fund received when it sold the instrument, representing the equivalent of an interest payment by the Fund for the use of the cash. During the term of the transaction, the Fund will continue to receive any principal and interest payments (or the equivalent thereof) on the underlying instruments.

The Fund may engage in reverse repurchase agreements as a means of raising cash to satisfy redemption requests or for other temporary or emergency purposes. Unless otherwise limited in the Fund’s Prospectus or this SAI, the Fund may also engage in reverse repurchase agreements to the extent permitted by its fundamental investment policies in order to raise additional cash to be invested by the Fund’s portfolio manager in other securities or instruments in an effort to increase the Fund’s investment returns.

During the term of the transaction, the Fund will remain at risk for any fluctuations in the market value of the instruments subject to the reverse repurchase agreement as if it had not entered into the transaction. When the Fund reinvests

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the proceeds of a reverse repurchase agreement in other securities, the Fund will also be at risk for any fluctuations in the market value of the securities in which the proceeds are invested. Like other forms of leverage, this makes the value of an investment in the Fund more volatile and increases the Fund’s overall investment exposure. In addition, if the Fund’s return on its investment of the proceeds of the reverse repurchase agreement does not equal or exceed the implied interest that it is obligated to pay under the reverse repurchase agreement, engaging in the transaction will lower the Fund’s return.

When the Fund enters into a reverse repurchase agreement, it is subject to the risk that the buyer under the agreement may file for bankruptcy, become insolvent or otherwise default on its obligations to the Fund. In the event of a default by the counterparty, there may be delays, costs and risks of loss involved in the Fund’s exercising its rights under the agreement, or those rights may be limited by other contractual agreements or obligations or by applicable law.

In addition, the Fund may be unable to sell the instruments subject to the reverse repurchase agreement at a time when it would be advantageous to do so, or may be required to liquidate portfolio securities at a time when it would be disadvantageous to do so in order to make payments with respect to its obligations under a reverse repurchase agreement. This could adversely affect the Fund’s strategy and result in lower fund returns. At the time the Fund enters into a reverse repurchase agreement, the Fund is required to set aside cash or other appropriate liquid securities in the amount of the Fund’s obligation under the reverse repurchase agreement or take certain other actions in accordance with SEC guidelines, which may affect the Fund’s liquidity and ability to manage its assets. Although complying with SEC guidelines would have the effect of limiting the amount of fund assets that may be committed to reverse repurchase agreements and other similar transactions at any time, it does not otherwise mitigate the risks of entering into reverse repurchase agreements.

The Fund will not engage in reverse repurchase agreements if its total borrowings exceed 33-1/3% of its total assets.

Securities Lending

The Fund may lend its portfolio securities, provided that cash or equivalent collateral, equal to at least 100% of the market value of such securities, is continuously maintained by the other party with the Fund. During the pendency of the transaction, the other party will pay the Fund an amount equivalent to any dividends or interest paid on such securities, and the Fund may invest the cash collateral and earn additional income, or it may receive an agreed upon amount of interest income from the other party who has delivered equivalent collateral. These transactions are subject to termination at the option of the Fund or the other party. The Fund may pay administrative and custodial fees in connection with these transactions and may pay a negotiated portion of the interest earned on the cash or equivalent collateral to the other party or placing agent or broker. Although voting rights or rights to consent with respect to the relevant securities generally pass to the other party, the Fund will make arrangements to vote or consent with respect to a material event affecting such securities. SEC guidance currently states that a fund may loan securities equal in value to no more than one third of its total asset value, including collateral received in connection with such transactions (at market value computed at the time of the transaction). The risks in lending portfolio securities include possible delay in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. The Fund runs the risk that the counterparty to a loan transaction will default on its obligation and that the value of the collateral received may decline before the Fund can dispose of it. If the Fund receives cash as collateral and invests that cash, the Fund is subject to the risk that the collateral will decline in value before the Fund must return it to the counterparty. Subject to the foregoing, loans of fund securities are effectively borrowings by the Fund and have economic characteristics similar to reverse repurchase agreements. The Fund does not currently intend to engage in securities lending, although it may engage in transactions (such as reverse repurchase agreements) which have similar characteristics.

Short Sales

Short sales are transactions in which the Fund sells a security it does not own in anticipation of a decline in the market value of the security, also known as “naked” short sales. To make delivery to the buyer, the Fund must borrow the security. The Fund is then obligated to replace the borrowed security by purchasing the same security at market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Fund. The lender of the security is entitled to retain the proceeds from the short sale and or other collateral until the Fund replaces the borrowed security. Until the security is replaced, the Fund is required to pay to the lender the amount of any dividends or interest paid on shares sold short. To borrow the security, the Fund also may be required to pay a premium, which would increase the cost of the security sold.

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Until the Fund replaces a borrowed security, the Fund must segregate assets held by its custodian as collateral to such a level that the amount segregated plus the amount deposited with the broker as collateral will equal the current value of the security sold short. To the extent that the liquid securities segregated by the Fund’s custodian are subject to gain or loss, and the securities sold short are subject to the possibility of gain or loss, leverage is created. The liquid securities utilized by the Fund in this respect will normally be primarily composed of cash or equity portfolio securities that are subject to gains or losses and, accordingly, when the Fund executes short sales leverage will normally be created.

The Fund will realize a gain if the price of a security declines between the date of the short sale and the date on which the Fund purchases a security to replace the borrowed security. On the other hand, the Fund will incur a loss if the price of the security increases between those dates. The amount of any gain will be decreased and the amount of any loss increased by any premium or interest that the Fund may be required to pay the lender. There is also a risk that a borrowed security will need to be returned to the lender on short notice. If the request for the return of a security occurs at a time when other short sellers of the security are receiving similar requests, a “short squeeze” can occur, meaning that the Fund might be compelled, at the most disadvantageous time, to replace the borrowed security with a security purchased on the open market, possibly at prices significantly in excess of the proceeds received earlier.

Short selling is a technique that may be considered speculative and involves risks beyond the initial capital necessary to secure each transaction. It should be noted that possible losses from short sales differ from those losses that could arise from a cash investment in a security because losses from a short sale may be limitless, while the losses from a cash investment in a security cannot exceed the total amount of the investment in the security.

Short Sales Against the Box. The Fund may also make short sales “against the box,” meaning that at all times when a short position is open, the Fund owns an equal amount of such securities or owns securities convertible into or exchangeable, without payment of further consideration, for securities of the same issues as, and in an amount equal to, the securities sold short. Short sales “against the box” result in a “constructive sale” and may require the Fund to recognize any gain unless an exception to the constructive sale rule applies.

Small and Mid Cap Companies

Investments in securities of companies with small and medium market capitalizations may offer greater opportunity for appreciation than larger companies, but involve special risks. The securities of those companies may be subject to more abrupt fluctuations in market price and may be more sensitive to economic conditions than larger, more established companies. Small and mid cap company stock prices may, to a degree, fluctuate independently of larger company stock prices, i.e., small and mid cap company stocks may decline in price as the prices of large company stocks rise or vice versa.

Small and mid cap companies may have newer or limited product lines, limited markets or financial resources, or they may be dependent upon a limited or inexperienced management group. In addition, securities of these companies are subject to the risk that, during certain periods, the liquidity of particular issuers or industries will shrink or disappear with little forewarning as a result of adverse economic or market conditions, or adverse investor perceptions, whether or not accurate. Securities of small and mid cap companies may not be widely traded and it may be difficult for the Fund to dispose of such securities, or receive an advantageous price.

Small and mid cap companies may require substantial additional capital to support their operations, to finance expansion or to maintain their competitive position; and may have substantial borrowings or may otherwise have a weak financial condition, and may be susceptible to bankruptcy. Transaction costs for these investments are often higher than those of larger capitalization companies. There is typically less publicly available information about small cap companies.

Some small and mid cap companies also may be relatively new issuers, which carries risks in addition to the risks of other small and mid cap companies. New issuers may be more speculative because such companies are relatively unseasoned. These companies will often be involved in the development or marketing of a new product with no established market, which could lead to significant losses.

Structured Notes and Related Instruments

“Structured” notes and other related instruments, including indexed securities, are derivative debt instruments, the interest rate or principal of which is determined by an unrelated underlying instrument (for example, a currency, security, commodity or index thereof). Structured instruments are generally privately negotiated debt obligations issued by corporations,

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including banks, as well as by governmental agencies and frequently are assembled in the form of medium-term notes, but a variety of forms are available and may be used in particular circumstances. The terms of such structured instruments normally provide that their principal and/or interest payments are to be adjusted upwards or downwards (but ordinarily not below zero) to reflect changes in the underlying instrument while the instruments are outstanding. As a result, the interest and/or principal payments that may be made on a structured product may vary widely. The rate of return on structured notes may be determined by applying a multiplier to the performance or differential performance of the underlying instrument or other asset(s). Application of a multiplier involves leverage that will serve to magnify the potential for gain and the risk of loss. Investment in indexed securities and structured notes involves certain risks, including the credit risk of the issuer and the normal risks of price changes in response to changes in interest rates. Further, in the case of certain indexed securities or structured notes, a decline in the underlying instrument may cause the interest rate to be reduced to zero, and any further declines in the underlying instrument may then reduce the principal amount payable on maturity. Finally, these securities may be less liquid than other types of securities and may be more volatile than their underlying instruments. Subordinated “structured” notes, which are subordinated to the right of payment of another class of the structured note, typically have higher yields and present greater risks than unsubordinated “structured” notes.

Temporary Defensive Investing

The Fund may depart from its principal investment strategies in response to adverse market, economic or political conditions by taking temporary defensive positions, including by investing in any type of investment grade, government, corporate and money market instruments and short-term debt securities or holding cash without regard to any percentage limitations. Although the portfolio manager has the ability to take defensive positions, they may choose not to do so for a variety of reasons, even during volatile market conditions.

Tracking Error Risk

Tracking error is the divergence of the Fund’s performance from that of its Underlying Index. The Fund’s portfolio composition and performance may not match, and may vary substantially from, that of the Underlying Index for any period of time, in part because there may be a delay in the Fund’s implementation of any changes to the composition of the Underlying Index. Tracking error may also occur because of pricing differences, differences between the valuation of the underlying currencies of the securities and the instruments used to hedge the currencies, transaction costs, the Fund’s holding of uninvested cash, differences in accrual of distributions, tax gains or losses, costs of entering into currency forward contracts on a frequent basis, or the need to meet new or existing regulatory requirements. Unlike the Fund, the returns of the Underlying Index are not reduced by investment and other operating expenses, including the trading costs associated with implementing changes to its portfolio of investments. Tracking error risk may be heightened during times of market volatility or other unusual market conditions. Because the Underlying Index is not subject to the tax diversification requirements to which the Fund must adhere, the Fund may be required to deviate its investments from the securities and relative weightings of the Underlying Index. For tax efficiency purposes, the Fund may sell certain securities to realize losses, which will result in a deviation from the Underlying Index.

Warrants and Rights

Warrants are instruments that give the holder the right to purchase equity securities at a specific price valid for a specified time period. Warrants are typically issued with preferred stock or bonds but can often be traded separately from the securities with which they were initially sold. Warrants may be purchased with values that vary depending on the change in value of one or more specified indexes (“index warrants”). Index warrants are generally issued by banks or other financial institutions and give the holder the right, at any time during the term of the warrant, to receive upon exercise of the warrant a cash payment from the issuer based on the value of the underlying index. Rights are similar to warrants but typically have a shorter duration than warrants and are issued directly by an issuer to existing stockholders and provide those holders the right to purchase additional shares of stock at a later date.

Warrants and rights may be considered speculative in that they have no voting rights, pay no dividends, and have no rights with respect to the assets of the issuer. The prices of warrants and rights do not necessarily move with the prices of the underlying securities. If the market price of the underlying security does not exceed the exercise price of the warrant or right plus the cost thereof before the expiration date, the Fund could sustain losses despite advantageous changes in the market price of the underlying security. Warrants and rights not exercised before their expiration date cease to have value.

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Low Exercise Price Call Warrants. Low exercise price call warrants, sometimes also referred to as equity-linked participation certificates, are used to gain exposure to stocks in difficult to access local markets. These warrants typically have a strike price set where the value of the warrants will be identical to the price of the underlying stock. The value of these warrants fluctuates in line with the value of the underlying stock price and therefore, the risk and return profile of the warrants is very similar to owning the underlying securities, but the Fund may also be exposed to the risk of the counterparty that issued the warrant. These warrants have no voting rights. Dividends issued to the warrant issuer by the underlying issuer will be distributed to the warrant holders, net of any taxes or commissions imposed by the local jurisdiction in respect of the receipt of such amount. In addition, these warrants are not exchangeable into the ordinary shares of the underlying stock. These warrants are typically sold in private placement transactions and may be classified as derivative instruments.
MANAGEMENT

Trustees and Officers

The business and affairs of the Fund are conducted by management under the supervision and subject to the direction of its Board. The business address of each Trustee (including each Independent Trustee) is c/o Jane Trust, Legg Mason, 100 International Drive, 11th Floor, Baltimore, Maryland 21202. The tables below provide information about each of the Trustees and officers of the Trust.

Independent Trustees#:

Name and Year of Birth	Position(s) with Trust	Term of Office* and Length of Time Served**	Principal Occupation(s) During the Past Five Years	Number of Funds in the Legg Mason Funds Complex Overseen by Trustee***	Other Board Memberships Held by Trustee During the Past Five Years

Paul R. Ades Born 1940	Trustee	Since 1983	Paul R. Ades, PLLC (law firm) (since 2000)	48	None
Andrew L. Breech Born 1952	Trustee	Since 1991	President, Dealer Operating Control Service, Inc. (automotive retail management) (since 1985)	48	None
Dwight B. Crane Born 1937	Trustee	Since 1981	Professor Emeritus, Harvard Business School (since 2007); formerly, Professor, Harvard Business School (1969 to 2007); Independent Consultant (since 1969)	48	None
Althea L. Duersten Born 1951	Trustee	Since 2014	Retired (since 2011); formerly, Chief Investment Officer, North America, JP Morgan Chase (investment bank) and member of JPMorgan Executive Committee (2007 to 2011)	48	Non-Executive Director, Rokos Capital Management LLP (since 2019)
Stephen R. Gross± Born 1947	Trustee	Since 2019	Chairman Emeritus (since 2011) and formerly, Chairman, HLB Gross Collins, P.C. (accounting and consulting firm) (1979 to 2011); Executive Director of Business Builders Team, LLC (since 2005); Principal, Gross Consulting Group, LLC (since 2011); CEO, Gross Capital Partners, LLC (since 2014); CEO, Trusted CFO Solutions, LLC (since 2011)	93	None

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Susan M. Heilbron± Born 1945	Trustee	Since 2019	Retired; formerly, President, Lacey & Heilbron (communications consulting) (1990 to 2002); General Counsel and Executive Vice President, The Trump Organization (1986 to 1990); Senior Vice President, New York State Urban Development Corporation (1984 to 1986); Associate, Cravath, Swaine & Moore LLP (1980 to 1984 and 1977 to 1979)	93	Formerly, Director, Lincoln Savings Bank, FSB (1991 to 1994); Director, Trump Shuttle, Inc. (air transportation) (1989 to 1990); Director, Alexander’s Inc. (department store) (1987 to 1990)
Frank G. Hubbard Born 1937	Trustee	Since 1993	President, Fealds, Inc. (business development) (since 2016); formerly, President, Avatar International Inc. (business development) (1998 to 2015)	48	None
Howard J. Johnson Born 1938	Trustee and Chairman of the Board	From 1981 to 1998 and since 2000 (Chairman of the Board since 2013)	Chief Executive Officer, Genesis Imaging LLC (technology company) (since 2003)	48	None
Jerome H. Miller Born 1938	Trustee	Since 1995	Retired	48	None
Ken Miller Born 1942	Trustee	Since 1983	Retired; formerly, President, Young Stuff Apparel Group, Inc. (apparel manufacturer), division of Li & Fung (1963 to 2012)	48	None
Thomas F. Schlafly Born 1948	Trustee	Since 1983	Chairman, The Saint Louis Brewery, LLC (brewery) (since 2012); formerly, President, The Saint Louis Brewery, Inc. (1989 to 2012); Senior Counsel (since 2017) and formerly, Partner (2009 to 2016), Thompson Coburn LLP (law firm)	48	Director, Citizens National Bank of Greater St. Louis (since 2006)

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Interested Trustee and Officer:

Name and Year of Birth	Position(s) with Trust	Term of Office* and Length of Time Served**	Principal Occupation(s) During the Past Five Years	Number of Funds in the Legg Mason Funds Complex Overseen by Trustee***	Other Board Memberships Held by Trustee During the Past Five Years

Jane Trust, CFA† Born 1962	Trustee, President and Chief Executive Officer	Since 2015	Senior Managing Director of Legg Mason & Co., LLC (“Legg Mason & Co.”) (since 2018); Managing Director of Legg Mason & Co. (2016 to 2018); Officer and/or Trustee/Director of 146 funds associated with LMPFA or its affiliates (since 2015); President and Chief Executive Officer of LMPFA (since 2015); formerly, Senior Vice President of LMPFA (2015); Director of ClearBridge, LLC (formerly, Legg Mason Capital Management, LLC) (2007 to 2014); Managing Director of Legg Mason Investment Counsel & Trust Co. (2000 to 2007)	137	None

#	Trustees who are not “interested persons” of the Trust within the meaning of Section 2(a)(19) of the 1940 Act.
*	Each Trustee serves until his or her respective successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.
**	Indicates the earliest year in which the Trustee became a board member for a fund in the Legg Mason fund complex.
***	Information is for the calendar year ended December 31, 2018, except as otherwise noted.
‡

Mr. Gross and Ms. Heilbron were appointed to the Board effective February 6, 2019; both are also independent board members of the Legg Mason Partners Fixed Income Board. Information pertaining to the Numbers of the Funds in the Legg Mason Funds Complex Overseen by Trustee is as of February 6, 2019.

†	Ms. Trust is an “interested person” of the Trust, as defined in the 1940 Act, because of her position with LMPFA and/or certain of its affiliates.

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Additional Officers:

Name, Year of Birth and Address	Position(s) with Trust	Term of Office* and Length of Time Served**	Principal Occupation(s) During the Past Five Years

Jenna Bailey Born 1978 Legg Mason 100 First Stamford Place 5th Floor Stamford, CT 06902	Identity Theft Prevention Officer	Since 2015

Identity Theft Prevention Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2015); Compliance Officer of Legg Mason & Co. (since 2013); Assistant Vice President of Legg Mason & Co. (since 2011); formerly, Associate Compliance Officer of Legg Mason & Co. (2011 to 2013)

Ted P. Becker Born 1951 Legg Mason 620 Eighth Avenue 49th Floor New York, NY 10018	Chief Compliance Officer	Since 2007

Director of Global Compliance at Legg Mason (since 2006); Chief Compliance Officer of LMPFA (since 2006); Managing Director of Compliance of Legg Mason & Co. (since 2005); Chief Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006)

Christopher Berarducci Born 1974 Legg Mason 620 Eighth Avenue 49th Floor New York, NY 10018	Treasurer	Since 2014

Director of Legg Mason & Co. (since 2015); Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2010); formerly, Vice President of Legg Mason & Co. (2011 to 2015); Assistant Controller of certain mutual funds associated with Legg Mason & Co. or its affiliates (prior to 2010)

Robert I. Frenkel Born 1954 Legg Mason 100 First Stamford Place 6th Floor Stamford, CT 06902	Secretary and Chief Legal Officer	Since 2007	Vice President and Deputy General Counsel of Legg Mason (since 2006); Managing Director and General Counsel — U.S. Mutual Funds for Legg Mason & Co. (since 2006) and Legg Mason & Co. predecessors (since 1994); Secretary and Chief Legal Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006)

Jeanne Kelly Born 1951 Legg Mason 620 Eighth Avenue 49th Floor New York, NY 10018	Senior Vice President	Since 2007	Senior Vice President of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2007); Senior Vice President of LMPFA (since 2006); President and Chief Executive Officer of LM Asset Services, LLC (“LMAS”) and Legg Mason Fund Asset Management, Inc. (“LMFAM”) (formerly registered investment advisers) (since 2015); Managing Director of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005); formerly, Senior Vice President of LMFAM (2013 to 2015)

Susan Kerr Born 1949 Legg Mason 620 Eighth Avenue 49th Floor New York, NY 10018	Chief Anti-Money Laundering Compliance Officer	Since 2013	Assistant Vice President of Legg Mason & Co. and LMIS (since 2010); Chief Anti-Money Laundering Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2013) and Anti-Money Laundering Compliance Officer of LMIS (since 2012); Senior Compliance Officer of LMIS (since 2011); formerly, AML Consultant, DTCC (2010); AML Consultant, Rabobank Netherlands (2009); First Vice President, Director of Marketing & Advertising Compliance and Manager of Communications Review Group at Citigroup Inc. (1996 to 2008)

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Thomas C. Mandia Born 1962 Legg Mason 100 First Stamford Place 6th Floor Stamford, CT 06902	Assistant Secretary	Since 2007	Managing Director and Deputy General Counsel of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005); Secretary of LMPFA (since 2006); Assistant Secretary of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006); Secretary of LMAS (since 2002) and LMFAM (formerly registered investment advisers) (since 2013)

Richard F. Sennett Born 1970 Legg Mason 100 International Drive Baltimore, MD 21202	Principal Financial Officer	Since 2011	Principal Financial Officer and Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011 and since 2013); Managing Director of Legg Mason & Co. and Senior Manager of the Treasury Policy group for Legg Mason & Co.’s Global Fiduciary Platform (since 2011); formerly, Chief Accountant within the SEC’s Division of Investment Management (2007 to 2011); Assistant Chief Accountant within the SEC’s Division of Investment Management (2002 to 2007)

*	Each officer serves until his or her respective successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.
**	Indicates the earliest year in which the officer took such office.

Qualifications of Trustees, Board Leadership Structure and Oversight and Standing Committees

The Independent Trustees were selected to join the Board based upon the following as to each Trustee: character and integrity; service as a board member of mutual funds in the fund complex; willingness to serve and willingness and ability to commit the time necessary to perform the duties of a Trustee; the fact that service as a Trustee would be consistent with the requirements of the Trust’s retirement policies and the Trustee’s status as not being an “interested person” of the Fund, as defined in the 1940 Act. Ms. Trust was selected to join the Board based upon her investment management and risk oversight experience as an executive and portfolio manager and leadership roles with Legg Mason and affiliated entities. The Board also considered her character and integrity, her willingness to serve and willingness and ability to commit the time necessary to perform the duties of a Trustee, the fact that service as a Trustee would be consistent with requirements of the Trust’s retirement policies, and her status as a representative of Legg Mason. Independent Trustees constitute more than 75% of the Board. Mr. Johnson serves as Chairman of the Board and is an Independent Trustee. Ms. Trust is an interested person of the Fund.

The Board believes that each Trustee’s experience, qualifications, attributes or skills on an individual basis and in combination with those of the other Trustees lead to the conclusion that the Board possesses the requisite attributes and skills. The Board believes that the Trustees’ ability to review critically, evaluate, question and discuss information provided to them, to interact effectively with the Manager, the Subadviser, other service providers, counsel and the independent registered public accounting firm, and to exercise effective business judgment in the performance of their duties support this conclusion. In addition, the following specific experience, qualifications, attributes and/or skills apply to each Trustee.

Each Trustee, except for Ms. Trust and Ms. Duersten, has served as a board member of the mutual funds in the fund complex for at least eight years. Mr. Ades has substantial experience practicing law and advising clients with respect to various business transactions. Mr. Breech has substantial experience as the chief executive of a private corporation. Mr. Crane has substantial experience as an economist, academic and business consultant. Ms. Duersten has substantial experience as a global investment and trading manager in capital markets across multiple asset classes, including as the chief investment officer for the North American region of a major investment bank and service on its executive committee. Mr. Gross has a substantial accounting background and experience as an officer, trustee and board member of various organizations. Ms. Heilbron has substantial legal background and experience, business and consulting experience, and experience as a board member of public companies. Mr. Hubbard has substantial experience in business development and was a senior executive of an operating company. Mr. Johnson has substantial experience as the chief executive of an operating company and in the financial services industry, including as an actuary and pension consultant. Mr. Jerome Miller had substantial experience as an executive in the asset management group of a major broker/dealer. Mr. Ken Miller has substantial experience as a senior executive of an operating company. Mr. Schlafly has substantial experience practicing law and also serves as the non-executive Chairman of a

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private corporation and as director of a bank. Ms. Trust has been the Chief Executive Officer of the Trust and other funds in the fund complex since 2015 and has investment management and risk oversight experience as an executive and portfolio manager and in leadership roles with Legg Mason and affiliated entities. References to the experience, qualifications, attributes and skills of Trustees are pursuant to requirements of the SEC, do not constitute holding out of the Board or any Trustee as having any special expertise, and shall not impose any greater responsibility or liability on any such person or on the Board.

The Board has five standing Committees: the Audit Committee, the Contract Committee, the Performance Committee, the Governance Committee, and the Compensation and Nominating Committee (which is a sub-committee of the Governance Committee). Each Committee is chaired by an Independent Trustee. The Audit Committee and the Governance Committee are composed of all of the Independent Trustees. The Contract Committee is composed of four Independent Trustees. The Performance Committee is composed of four Independent Trustees. The Compensation and Nominating Committee is composed of five Independent Trustees. Where deemed appropriate, the Board may constitute ad hoc committees.

The Chairman of the Board and the chairs of the Audit and Performance Committees work with the Chief Executive Officer of the Trust to set the agendas for Board and committee meetings. The Chairman of the Board also serves as a key point person for interaction between management and the other Independent Trustees. Through the committees the Independent Trustees consider and address important matters involving the Fund, including those presenting conflicts or potential conflicts of interest for management. The Independent Trustees also regularly meet outside the presence of management and are advised by independent legal counsel. The Board has determined that its committees help ensure that the Fund has effective and independent governance and oversight. The Board also has determined that its leadership structure, in which the Chairman of the Board is not affiliated with Legg Mason, is appropriate. The Board also believes that its leadership structure facilitates the orderly and efficient flow of information between the Independent Trustees and management, including the Fund’s Subadviser.

The Audit Committee oversees the scope of the Fund’s audit, the Fund’s accounting and financial reporting policies and practices and its internal controls. The Audit Committee assists the Board in fulfilling its responsibility for oversight of the integrity of the Fund’s accounting, auditing and financial reporting practices, the qualifications and independence of the Fund’s independent registered public accounting firm and the Fund’s compliance with legal and regulatory requirements. The Audit Committee approves, and recommends to the Board for ratification, the selection, appointment, retention or termination of the Fund’s independent registered public accounting firm and approves the compensation of the independent registered public accounting firm. The Audit Committee also approves all audit and permissible non-audit services provided to the Fund by the independent registered public accounting firm and all permissible non-audit services provided by the Fund’s independent registered public accounting firm to its Manager and any affiliated service providers if the engagement relates directly to the Fund’s operations and financial reporting. The Audit Committee has formed a sub-committee for purposes of reviewing shareholder reports as required under applicable listing standards.

The Contract Committee is charged with assisting the Board in requesting and evaluating such information from the Manager and the Subadviser as may reasonably be necessary to evaluate the terms of the Fund’s investment management agreement, subadvisory arrangements and distribution arrangements.

The Performance Committee is charged with assisting the Board in carrying out its oversight responsibilities over the Fund and fund management with respect to investment management, objectives, strategies, policies and procedures, performance and performance benchmarks, and the applicable risk management process.

The Governance Committee is charged with overseeing Board governance and related Trustee practices, including selecting and nominating persons for election or appointment by the Board as Trustees of the Trust. The Governance Committee has formed the Compensation and Nominating Committee, the function of which is to recommend to the Board the appropriate compensation for serving as a Trustee on the Board. In addition, the Compensation and Nominating Committee is responsible for, among other things, selecting and recommending candidates to fill vacancies on the Board. The Committee may consider nominees recommended by a shareholder. In evaluating potential nominees, including any nominees recommended by shareholders, the Committee takes into consideration various factors, including, among any others it may deem relevant, character and integrity, business and professional experience, and whether the committee believes the person has the ability to apply sound and independent business judgment and would act in the interest of the Fund and its shareholders. Shareholders who wish to recommend a nominee should send recommendations to the Trust’s Secretary that include all information relating to such person that is required to be disclosed in solicitations of proxies for the election of Trustees. A recommendation must be

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accompanied by a written consent of the individual to stand for election if nominated by the Board and to serve if elected by the shareholders.

Service providers to the Fund, primarily the Fund’s Manager, the Subadviser and, as appropriate, their affiliates, have responsibility for the day-to-day management of the Fund, which includes responsibility for risk management. As an integral part of its responsibility for oversight of the Fund, the Board oversees risk management of the Fund’s investment program and business affairs. Oversight of the risk management process is part of the Board’s general oversight of the Fund and its service providers. The Board has emphasized to the Fund’s Manager and the Subadviser the importance of maintaining vigorous risk management. The Board exercises oversight of the risk management process primarily through the Audit Committee and the Performance Committee, and through oversight by the Board itself.

The Fund is subject to a number of risks, including investment risk, counterparty risk, valuation risk, reputational risk, risk of operational failure or lack of business continuity, and legal, compliance and regulatory risk. Risk management seeks to identify and address risks, i.e., events or circumstances that could have material adverse effects on the business, operations, shareholder services, investment performance or reputation of the Fund. The Fund’s Manager and the Subadviser, the affiliates of the Manager and the Subadviser, or various service providers to the Fund employ a variety of processes, procedures and controls to identify various of those possible events or circumstances, to lessen the probability of their occurrence and/or to mitigate the effects of such events or circumstances if they do occur. Different processes, procedures and controls are employed with respect to different types of risks. Various personnel, including the Fund’s and the Manager’s Chief Compliance Officer and the Manager’s chief risk officer, as well as personnel of the Subadviser and other service providers, such as the Fund’s independent registered public accounting firm, make periodic reports to the Audit Committee, the Performance Committee or to the Board with respect to various aspects of risk management, as well as events and circumstances that have arisen and responses thereto. The Board recognizes that not all risks that may affect the Fund can be identified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to achieve the Fund’s goals, and that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness. Moreover, reports received by the Trustees as to risk management matters are typically summaries of the relevant information. As a result of the foregoing and other factors, the Board’s risk management oversight is subject to inherent limitations.

During the fiscal year ended October 31, 2018, the Board met 4 times, the Audit Committee met 4 times, the Audit Sub-committee met 2 times, the Governance Committee met 4 times, the Performance Committee met 4 times, the Compensation and Nominating Committee met 1 time, and the Contract Committee met 1 time .

Trustee Ownership of Securities

The following tables show the dollar range of equity securities owned by the Trustees in the Fund and other investment companies in the Legg Mason Funds complex overseen by the Trustees as of December 31, 2018.

Name of Trustee	Dollar Range of Equity Securities in the Fund ($)	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies in Legg Mason Funds Complex Overseen by Trustee ($)
Independent Trustees:
Paul R. Ades	None	Over 100,000
Andrew L. Breech	None	Over 100,000
Dwight B. Crane	None	Over 100,000
Althea L. Duersten	None	Over 100,000
Stephen R. Gross*	None	None
Susan M. Heilbron*	None	50,001-100,000
Frank G. Hubbard	None	Over 100,000
Howard J. Johnson	None	Over 100,000
Jerome H. Miller	None	Over 100,000
Ken Miller	None	Over 100,000

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Thomas F. Schlafly	None	Over 100,000

Interested Trustee:
Jane Trust	None	Over 100,000

*	Mr. Gross and Ms. Heilbron were appointed to the Board effective February 6, 2019.

As of December 31, 2018, none of the Independent Trustees or their immediate family members owned beneficially or of record any securities of the Manager, the Subadviser, or the Distributor of the Fund, or of a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with the Manager, the Subadviser, or the Distributor of the Fund.

For serving as a Trustee of the Trust, each Independent Trustee receives an annual retainer plus fees for attending each regularly scheduled meeting and special Board meeting they attend in person or by telephone. Each Independent Trustee is also reimbursed for all out-of-pocket expenses relating to attendance at such meetings. Those Independent Trustees who serve in leadership positions of the Board or Board committees, and members of the Contract Committee, the Performance Committee, and the Compensation and Nominating Committee, receive additional compensation. The Board reviews the level of Trustee compensation periodically and Trustee compensation may change from time to time. Ms. Trust, an “interested person” of the Trust, as defined in the 1940 Act, does not receive compensation from the Fund for her service as Trustee. The Fund pays its pro rata share of the fees and expenses of the Trustees based upon asset size.

Officers of the Trust receive no compensation from the Fund, although they may be reimbursed for reasonable out-of-pocket travel expenses for attending Board meetings.

Trustee Compensation

Information regarding compensation paid to the Trustees is shown below.

Name of Trustee	Aggregate Compensation from the Fund*($)	Total Pension or Retirement Benefits Paid as Part of Fund Expenses* ($)	Total Compensation from Legg Mason Funds Complex Paid to Trustee ** ($)
Independent Trustees:
Paul R. Ades	212	None	330,000
Andrew L. Breech	212	None	345,000
Dwight B. Crane	212	None	360,000
Althea L. Duersten	213	None	330,000
Stephen R. Gross***	None	None	316,000
Susan M. Heilbron***	None	None	371,000
Frank G. Hubbard	216	None	330,000
Howard J. Johnson****	212	None	365,000
Jerome H. Miller	222	None	335,000
Ken Miller	216	None	335,000
John J. Murphy±	231	None	330,000
Thomas F. Schlafly	235	None	330,000

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Interested Trustee:
Jane Trust†	None	None	None

*	Information is for the fiscal year ended October 31, 2018.
**	Information is for the calendar year ended December 31, 2018.
***	Mr. Gross and Ms. Heilbron were appointed to the Board effective February 6, 2019.
****	The total amount of deferred compensation accrued by the Trust (including earnings or depreciation in value of amounts deferred) through December 31, 2018 for Mr. Howard J. Johnson is $128,528.
±	Compensation paid to Mr. John J. Murphy, a former Trustee, prior to his death on December 31, 2018.
†	Ms. Trust is not compensated for her services as a Trustee because of her affiliations with the Manager.

INVESTMENT MANAGEMENT AND OTHER SERVICE PROVIDER INFORMATION

Manager

The Manager, a limited liability company organized under the laws of the State of Delaware, serves as investment manager to the Fund and provides administrative and certain oversight services to the Fund, pursuant to an investment management agreement (the “Management Agreement”). The Manager has offices at 620 Eighth Avenue, New York, New York, 10018 and also serves as the investment manager of other Legg Mason Funds. The Manager is a wholly-owned subsidiary of Legg Mason, a Maryland corporation. Legg Mason, whose principal executive offices are at 100 International Drive, Baltimore, Maryland 21202, is a global asset management company.

The Manager is responsible for managing the Fund consistent with the 1940 Act, the Code, the Fund’s investment objective, policies and restrictions described in the Prospectus and this SAI and in accordance with any exemptive orders issued by the SEC applicable to the Fund and any SEC staff no-action letters applicable to the Fund. Pursuant to the Management Agreement and subject to the general supervision of the Board, the Manager provides or causes to be furnished all investment management, supervisory, administrative and other services reasonably necessary for the operation of the fund, including: custodians; audit; portfolio accounting; legal; transfer agency and registrar; securities lending; index calculation, maintenance and dissemination; depository; accounting services; indicative optimized portfolio value calculation; printing costs; insurance; certain distribution services (provided pursuant to a separate distribution agreement); and investment advisory services (provided pursuant to separate subadvisory agreements), under what is essentially an all-in fee or a unitary fee structure. The Fund bears other expenses which are not covered under the respective Management Agreement that may vary and will affect the total level of expenses paid by the fund, such as taxes and governmental fees, transaction expenses, costs of borrowing money (including interest expenses), future 12b-1 fees (if any), acquired fund fees and expenses and extraordinary expenses (such as litigation and indemnification expenses). The Manager may earn a profit on the fees charged under the Management Agreement and would benefit from any price decreases in third-party services covered by the Management Agreement, including decreases resulting from an increase in net assets.

The Manager is permitted to enter into contracts with subadvisers or subadministrators, subject to the Board’s approval and to the extent permitted by any exemptive orders or SEC staff no action letters applicable to the Fund. The Manager has entered into subadvisory arrangements, as described below.

The Management Agreement provides that the Manager, its affiliates performing services contemplated by the Management Agreement, and the partners, shareholders, directors, officers and employees of the Manager and such affiliates, will not be liable for any error of judgment or mistake of law, for any loss arising out of any investment, or for any act or omission in the execution of securities transactions for the fund, but the Manager is not protected against any liability to the Fund to which the Manager would be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under the Management Agreement.

After the initial term of two years, the Management Agreement will continue in effect from year to year, provided its continuance is specifically approved at least annually with respect to the fund (a) by the Board or by a 1940 Act Vote, and (b) in either event, by a majority of the Independent Trustees with such Independent Trustees casting votes in person at a meeting called for such purpose.

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The Board or a majority of the outstanding voting securities of the fund (as defined in the 1940 Act) may terminate the Management Agreement, without penalty, on not more than 60 days’ nor less than 30 days’ written notice to the Manager. The Manager may terminate the Management Agreement, without penalty, upon not less than 90 days’ written notice to the Fund. The Management Agreement may be terminated immediately upon the mutual written consent of all parties to the Agreement. In addition, the Management Agreement terminates automatically upon its assignment.

For its services under the Fund’s Management Agreement, the Manager receives an investment management fee calculated daily and paid monthly according to the following schedule:

Investment Management Fee Rate (% of Average Daily Net Assets)
0.45[1]

[1]	Prior to May 4, 2018, the Fund paid an investment management fee at an annual rate that was calculated daily and payable monthly equal to 0.53% of the Fund’s average daily net assets.

The table below sets forth the management fees paid by the Fund to the Manager (waived/reimbursed amounts are in parentheses), with respect to the fiscal periods indicated:

For the Fiscal Period Ended October 31,	Gross Management Fees ($)	Management Fees Waived/Expenses Reimbursed($)	Net Management Fees (After Waivers/Expense Reimbursements) ($)
2018	167,257	(8,394)	158,863
2017	63,876	0	63,876

Any expense limitation arrangements in place during the Fund’s past three fiscal periods can be found in the Fund’s Prospectus in effect (as amended or supplemented from time to time) for such year.

Subadviser

RARE Infrastructure (North America) Pty Ltd. (“RARE”) serves as the subadviser to the Fund (the “Subadviser”) pursuant to a subadvisory agreement between the Manager and the Subadviser (the “Subadvisory Agreement”). The Subadviser has offices at Level 13, 35 Clarence Street, Sydney, NSW 2000, Australia. The Subadviser is a wholly-owned subsidiary of RARE Infrastructure Limited (“RIL”), an Australian based investment manager. The Subadviser is a subsidiary of Legg Mason. Legg Mason holds a 85% majority interest in RIL, the parent company of the Subadviser.

As compensation for its services, the Manager pays to the Subadviser a fee equal to 90% of the management fee paid to the Manager by the Fund, net of (i) all fees and expenses incurred by the Manager under the Management Agreement (including without limitation any subadvisory fee paid to another subadviser to the Fund) and (ii) expense waivers and reimbursements. In no event shall the subadvisory fee be less than zero.

Western Asset Management Company, LLC, organized under the laws of the State of California, (“Western Asset” and together with the Subadviser, the “Subadviser”) manages the portion of the Fund’s cash and short-term instruments allocated to it pursuant to a separate subadvisory agreement between the Manager and Western Asset (the “Western Asset Agreement” and together with the Subadvisory Agreement, the “Subadvisory Agreement”). Western Asset, established in 1971, has offices at 385 East Colorado Boulevard, Pasadena, California 91101 and 620 Eighth Avenue, New York, New York 10018. Western Asset acts as investment adviser to institutional accounts, such as corporate pension plans, mutual funds and endowment funds. Western Asset is a wholly-owned subsidiary of Legg Mason. Under the Western Asset Agreement, Western Asset is responsible, subject to the general supervision of the Manager and the Board, for the management of the portion of the Fund’s cash and short term

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instruments allocated to it. For Western Asset’s services to the Fund, the Manager, not the Fund, pays Western Asset 0.02% of the portion of the Fund’s average daily net assets that are allocated to Western Asset by the Manager, net of expense waivers and reimbursements. .

Under the Subadvisory Agreement, subject to the supervision of the Board and the Manager, the Subadviser regularly provides with respect to the portion of the Fund’s assets allocated to it by the Manager, investment research, advice, management and supervision; furnishes a continuous investment program for the allocated assets consistent with the Fund’s investment objectives, policies and restrictions; and places orders pursuant to its investment determinations. The Subadviser may delegate to companies that the Subadviser controls, is controlled by, or is under common control with, certain of the Subadviser’s duties under a Subadvisory Agreement, subject to the Subadviser’s supervision, provided the Subadviser will not be relieved of its duties or obligations under the Subadvisory Agreement as a result of any delegation.

The Subadvisory Agreement will continue in effect for its initial term and thereafter from year to year provided such continuance is specifically approved at least annually (a) by the Board or by a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act), and (b) in either event, by a majority of the Independent Trustees with such Independent Trustees casting votes in person at a meeting called for such purpose. The Board or a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act) may terminate the Subadvisory Agreement without penalty, in each case on not more than 60 days’ nor less than 30 days’ written notice to the Subadviser. The Subadviser may terminate the respective Subadvisory Agreement, on 90 days’ written notice to the Fund and the Manager. The Subadvisory Agreement may be terminated upon the mutual written consent of the Manager and the Subadviser. The Subadvisory Agreement will terminate automatically in the event of assignment (as defined in the 1940 Act) by the applicable Subadviser, and shall not be assignable by the Manager without the consent of the Subadviser.

The Subadvisory Agreement provides that the Subadviser, its affiliates performing services contemplated by the Subadvisory Agreement, and the partners, shareholders, directors, officers and employees of the Subadviser and such affiliates will not be liable for any error of judgment or mistake of law, or for any loss arising out of any investment, or for any act or omission in the execution of securities transactions for the Fund, but the Subadviser is not protected against any liability to the Fund or the Manager to which the Subadviser would be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under the Subadvisory Agreement.

Expenses

In addition to amounts payable under the Management Agreement, the Fund is responsible for the following expenses: taxes and governmental fees; costs (including brokerage commissions, transaction fees or charges, if any, or Acquired Fund Fees and Expenses as such term is defined in Form N-1A as the same may be amended from time to time) in connection with the creation and redemption transactions of the Fund’s shares and purchases and sales of the Fund’s securities and other investments and losses in connection therewith; costs of borrowing money, including interest expenses; and litigation expenses and any non-recurring or extraordinary expenses as may arise, including, without limitation, those relating to actions, suits or proceedings to which the fund is a party and any legal obligation which the Fund may have to indemnify the Fund’s Trustees and officers with respect thereto.

Management may agree to implement an expense cap, waive fees and/or reimburse operating expenses. Any such waived fees and/or reimbursed expenses are described in the Fund’s Prospectus. The expense caps and waived fees and/or reimbursed expenses do not cover extraordinary expenses, such as (a) any expenses or charges related to litigation, derivative actions, demand related to litigation, regulatory or other government investigations and proceedings, “for cause” regulatory inspections and indemnification or advancement of related expenses or costs, to the extent any such expenses are considered extraordinary expenses for the purposes of fee disclosure in Form N-1A as the same may be amended from time to time; (b) transaction costs (such as brokerage commissions and dealer and underwriter spreads) and taxes; and (c) other extraordinary expenses as determined for the purposes of fee disclosure in Form N-1A, as the same may be amended from time to time. Without limiting the foregoing, extraordinary expenses are generally those that are unusual or expected to recur only infrequently, and may include such expenses, by way of illustration, as (i) expenses of the reorganization, restructuring, redomiciling or merger of the Fund or the acquisition of all or substantially all of the assets of another fund; (ii) expenses of holding, and soliciting proxies for, a meeting of shareholders of the Fund (except to the extent relating to routine items such as the election of Trustees or the approval of the independent registered public accounting firm); and (iii) expenses of converting to

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a new custodian, transfer agent or other service provider, in each case to the extent any such expenses are considered extraordinary expenses for the purposes of fee disclosure in Form N-1A as the same may be amended from time to time.

In order to implement an expense limitation, the Manager will, as necessary, waive management fees or reimburse operating expenses. However, the Manager is permitted to recapture amounts waived or reimbursed by the manager to the Fund during the same fiscal year if the Fund’s total annual fund operating expenses have fallen to a level below the expense limitation shown in the Fund’s Prospectus. In no case will the Manager recapture any amount that would result, on any particular business day of the Fund, in the Fund’s total annual fund operating expenses exceeding such expense limitation or any lower limit then in effect.

Portfolio Manager

Other Accounts Managed by the Portfolio Manager

The table below identifies the portfolio manager, the number of accounts (other than the Fund) for which the portfolio manager have day-to-day management responsibilities and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts. For each category, the number of accounts and total assets in the accounts where fees are based on performance are also indicated, as applicable. Unless noted otherwise, all information is provided as of October 31, 2018.

Portfolio Manager	Type of Account	Number of Accounts Managed	Total Assets Managed (Billions) ($)	Number of Accounts Managed for which Advisory Fee is Performance- Based	Assets Managed for which Advisory Fee is Performance-Based (Billions) ($)

Charles Hamieh	Registered Investment Companies	2	0.07	0	0

	Other Pooled Investment Vehicles	5	1.7	3	1.4

	Other Accounts	9	0.83	1	0.19

Potential Conflicts of Interest

In this subsection and the next subsection titled “Compensation Structure”, “Subadviser” refers to RARE Infrastructure (North America) Pty Ltd.

The Subadviser appoints portfolio managers to an investment committee that oversees an overall strategy. The Subadviser seeks to apply the decisions taken by that strategy’s investment committee to each fund and/or account within the strategy.

In light of the above, potential conflicts of interest may arise when the portfolio managers responsible for the Fund and for the overall strategy committee, also have day-to-day management responsibilities with respect to one or more other strategies managed by the Subadviser. In addition, potential conflicts of interest may arise where there are multiple funds and/or accounts within the same strategy, as is the case for the Fund’s portfolio managers.

The Subadviser and the Fund have adopted compliance policies and procedures that are designed to address various conflicts of interest that may arise for the individuals that each employs. The Subadviser has adopted trade allocation procedures that are designed to facilitate the fair allocation of limited investment opportunities among multiple funds and accounts within a strategy. There is no guarantee, however, that the policies and procedures adopted by the Subadviser and the Fund will be able to detect and/or prevent every situation in which an actual or potential conflict may appear. These potential conflicts include:

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Allocation of Limited Time and Attention. A portfolio manager who is responsible for managing multiple strategies may devote unequal time and attention to the management of those strategies. As a result, the portfolio manager may not be able to formulate as complete an approach or identify equally attractive investment opportunities for each of those strategies as might be the case if he or she were to devote substantially more attention to the management of a single strategy.

Allocation of Limited Investment Opportunities. If a portfolio manager identifies a limited investment opportunity that may be suitable for multiple strategies, the opportunity may be allocated to an individual strategy, which may limit the competing strategy’s ability to take full advantage of the investment opportunity. At a strategy level, the Subadviser has a Trade Allocation Policy in place which is designed to ensure that the Fund and/or accounts in the relevant strategy are treated fairly where orders are only partially filled.

Pursuit of Differing Strategies. At times, a portfolio manager may determine that an investment opportunity may be appropriate for only some strategies over which he or she exercises investment responsibility through the relevant investment committee, or may decide that certain of the other strategies take differing positions with respect to a particular security. In these cases, the portfolio manager may instruct the trading team to place separate transactions for one or more strategies which may affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more other strategies.

Variation in Compensation. A conflict of interest may arise where the financial or other benefits available to the portfolio manager differ amongst the multiple strategies which he or she manages through the investment committees. If the structure of the portfolio manager’s compensation differs among the funds and/or accounts within one strategy or amongst different strategies (such as where certain funds or accounts pay higher management fees or performance-based management fees), the portfolio manager might be motivated to help certain strategies over others. The portfolio manager might be motivated to favor strategies in which he or she has an interest in an underlying fund or in which the manager and/or its affiliates have interests. Similarly, the desire to maintain assets under management or to enhance the portfolio manager’s performance record or to derive other rewards, financial or otherwise, could influence the portfolio manager in affording preferential treatment to a strategy containing those funds and/or accounts that could most significantly benefit the portfolio manager.

Compensation Structure

The portfolio managers are paid a fixed base salary. The Subadviser participates in external compensation surveys of Australian based investment management firms and seeks to pay its portfolio managers in the top quartile on a total remuneration basis (before taking into account dividends and capital gains on equity issued) based on those surveys.

Bonuses are dependent on the individual portfolio managers meeting key performance indicators (KPIs) set in an annual performance review process and are paid 60% post year end (August) with the remaining 40% deferred and paid in April the following year. KPIs include the pre-tax performance of the strategies managed by the portfolio managers, compared to a number of benchmarks and competitors. Competitors and benchmarks vary depending on the strategy managed by the portfolio manager. Currently performance is measured on a risk-adjusted basis over a one year period. The portfolio managers are responsible for an overall strategy, and compensation is rewarded based on the performance of the relevant strategy on an overall basis and not based on the Fund and/or accounts in each strategy.

The portfolio managers each have an ownership interest in Legg Mason Australia Holdings Pty Limited (“LMAH”), the holding company of RIL, and therefore receive a portion of its profits. Collectively, senior management, including portfolio managers, have a 15% ownership interest in LMAH.

Portfolio Manager Securities Ownership

The table below identifies ownership of equity securities of the Fund by the portfolio manager responsible for the day-to-day management of the Fund as of October 31, 2018.

Portfolio Manager	Dollar Range of Ownership of Securities ($)

Charles Hamieh	None

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Custodian and Transfer Agent

The Fund has entered into an agreement with The Bank of New York Mellon (“BNY Mellon”), 225 Liberty Street, New York, New York 10286, to serve as custodian of the Fund. BNY Mellon, among other things, maintains a custody account or accounts in the name of the Fund, receives and delivers all assets for the Fund upon purchase and upon sale or maturity, collects and receives all income and other payments and distributions on account of the assets of the Fund and makes disbursements on behalf of the Fund. BNY Mellon neither determines the Fund’s investment policies nor decides which securities the Fund will buy or sell. For its services, BNY Mellon receives a monthly fee based upon the daily average market value of securities held in custody and also receives securities transaction charges, including out-of-pocket expenses. The Fund may also periodically enter into arrangements with other qualified custodians with respect to certain types of securities or other transactions such as repurchase agreements or derivatives transactions. BNY Mellon may also act as the Fund’s securities lending agent and in that case would receive a share of the income generated by such activities.

The Trust has also entered into an agreement with BNY Mellon to serve as transfer agent to the Fund. Under its transfer agency agreement with the Trust, BNY Mellon provides the following services with respect to the Fund: (i) performing and facilitating the performance of purchases and redemptions of Creation Units, (ii) preparing and transmitting by means of DTC’s book-entry system payments for dividends and distributions declared by the Fund on or with respect to fund shares, (iii) preparing and delivering reports, information and documents as specified in the agreement, (iv) performing the customary services of a transfer agent and dividend disbursing agent, and (v) rendering certain other miscellaneous services as specified in the transfer agency agreement or as otherwise agreed upon.

Fund Counsel

Willkie Farr & Gallagher LLP, 787 Seventh Avenue, New York, New York 10019, serves as legal counsel to the Trust and the Fund.

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP, 100 East Pratt Street, Suite 2600, Baltimore, MD 21202 serves as the Fund’s independent registered public accounting firm.

EXCHANGE LISTING AND TRADING

A discussion of exchange listing and trading matters associated with an investment in the Fund is contained in the “Shareholder information” section of the Prospectus. The discussion below supplements, and should be read in conjunction with, such section of the Prospectus.

The shares of the Fund are listed for trading on the Exchange. The shares trade on the Exchange at prices that may differ to some degree from their NAV. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of shares of the Fund will continue to be met.

The Exchange may, but is not required to, remove the shares of the Fund from listing subject to certain conditions, including if: (1) following the initial twelve-month period beginning upon the commencement of trading of the Fund, there are fewer than 50 beneficial holders of the shares for 30 or more consecutive trading days; (2) the value of its underlying index or

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portfolio of securities on which the Fund is based is no longer calculated or available; (3) the IIV of the Fund is no longer calculated or available or the Fund’s disclosed portfolio is not made available to all market participants at the same time; (4) the Trust has failed to file any filings required by the SEC or the Exchange is aware that the Trust is not in compliance with the conditions of any exemptive order or no-action relief granted by the SEC to the Trust with respect to the Fund; or (5) such other event shall occur or condition exists that, in the opinion of the Exchange, makes further dealings on the Exchange inadvisable. In addition, the Exchange will remove the shares of the Fund from listing and trading upon termination of the Trust or the Fund.

As in the case of other publicly-traded securities, when you buy or sell shares through a broker, you will incur a brokerage commission determined by that broker.

In order to provide additional information regarding the indicative value of shares of the Fund, the Exchange or a market data vendor disseminates every 15 seconds through the facilities of the Consolidated Tape Association, or through other widely disseminated means, an updated IIV for the fund as calculated by an information provider or market data vendor. The Trust is not involved in or responsible for any aspect of the calculation or dissemination of the IIV and makes no representation or warranty as to the accuracy of the IIV.

The Fund’s IIV is based on a securities component and a cash component which comprises that day’s Fund Deposit (as defined below), as disseminated prior to that Business Day’s (as defined below) commencement of trading. The IIV does not necessarily reflect the precise composition of the current portfolio of securities held by the Fund at a particular point in time or the best possible valuation of the current portfolio. Therefore, the IIV should not be viewed as a “real-time” update of the Fund’s NAV, which is computed only once a day. The IIV does not include a reduction for the fees, operating expenses or transaction costs incurred by the Fund. The IIV is generally determined by using both current market quotations and/or price quotations obtained from broker-dealers that may trade in the portfolio securities held by the Fund. The quotations of fund holdings may not be updated during U.S. trading hours if such holdings do not trade in the United States and thus may not reflect the current fair value of those securities.

The cash component included in the IIV consists of estimated accrued interest, dividends and other income, less expenses. If applicable, the Fund’s IIV reflects changes in currency exchange rates between the U.S. dollar and the applicable currency.

The Trust reserves the right to adjust the share prices of the Fund in the future to maintain convenient trading ranges for investors. Any adjustments would be accomplished through stock splits or reverse stock splits, which would have no effect on the net assets of the Fund or an investor’s equity interest in the Fund.

The base and trading currencies of the Fund are the U.S. dollar. The base currency is the currency in which the Fund’s NAV per share is calculated and the trading currency is the currency in which shares of the Fund are listed and traded on the Exchange.

CONTINUOUS OFFERING

The method by which Creation Units are created and traded may raise certain issues under applicable securities laws. Because new Creation Units are issued and sold by the fund on an ongoing basis, at any point a “distribution,” as such term is used in the 1933 Act, may occur. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner that could render them statutory underwriters and subject them to the prospectus delivery requirement and liability provisions of the 1933 Act.

For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Units after placing an order with the distributor, breaks them down into constituent shares and sells such shares directly to customers or if it chooses to couple the creation of new shares with an active selling effort involving solicitation of secondary market demand for shares. A determination of whether one is an underwriter for purposes of the 1933 Act must take into account all of the facts and circumstances pertaining to the activities of the broker-dealer or its client in the particular case and the examples mentioned above should not be considered a complete description of all the activities that could lead to a categorization as an underwriter.

Broker-dealer firms should also note that dealers who are not “underwriters” but are effecting transactions in shares, whether or not participating in the distribution of shares, generally are required to deliver a prospectus. This is because the prospectus delivery exemption in Section 4(a)(3) of the 1933 Act is not available in respect of such transactions as a result of

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Section 24(d) of the 1940 Act. Firms that incur a prospectus delivery obligation with respect to shares of the Fund are reminded that, pursuant to Rule 153 under the 1933 Act, a prospectus delivery obligation under Section 5(b)(2) of the 1933 Act owed to an exchange member in connection with a sale on the Exchange generally is satisfied by the fact that the prospectus is available at the Exchange upon request. The prospectus delivery mechanism provided in Rule 153 is available only with respect to transactions on an exchange.

BOOK ENTRY ONLY SYSTEM

DTC acts as securities depositary for the shares. Shares of the Fund are represented by securities registered in the name of DTC or its nominee and deposited with, or on behalf of, DTC. Certificates will not be issued for shares.

DTC, a limited-purpose trust company, was created to hold securities of participants of DTC (the “DTC Participants”) and to facilitate the clearance and settlement of securities transactions among the DTC Participants in such securities through electronic book-entry changes in accounts of the DTC Participants, thereby eliminating the need for physical movement of securities certificates. DTC Participants include securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations, some of whom (and/or their representatives) own DTC. More specifically, DTC is owned by a number of its DTC Participants and by the NYSE and FINRA. Access to the DTC system is also available to others such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly (the “Indirect Participants”).

Beneficial ownership of shares is limited to DTC Participants, Indirect Participants and persons holding interests through DTC Participants and Indirect Participants. Ownership of beneficial interests in shares (owners of such beneficial interests are referred to herein as “beneficial owners”) is shown on, and the transfer of ownership is effected only through, records maintained by DTC (with respect to DTC Participants) and on the records of DTC Participants (with respect to Indirect Participants and beneficial owners that are not DTC Participants). Beneficial owners will receive from or through the DTC Participant a written confirmation relating to their purchase of shares.

Conveyance of all notices, statements and other communications to beneficial owners is effected as follows. Pursuant to the Depositary Agreement between the Trust and DTC, DTC is required to make available to the Trust upon request and for a fee to be charged to the Trust a listing of the shares holdings of each DTC Participant. The Trust shall inquire of each such DTC Participant as to the number of beneficial owners holding shares, directly or indirectly, through such DTC Participant. The Trust shall provide each such DTC Participant with copies of such notice, statement or other communication, in such form, number and at such place as such DTC Participant may reasonably request, in order that such notice, statement or communication may be transmitted by such DTC Participant, directly or indirectly, to such beneficial owners. In addition, the Trust shall pay to each such DTC Participant a fair and reasonable amount as reimbursement for the expenses attendant to such transmittal, all subject to applicable statutory and regulatory requirements.

Share distributions shall be made to DTC or its nominee, Cede & Co., as the registered holder of all shares. DTC or its nominee, upon receipt of any such distributions, shall credit immediately DTC Participants’ accounts with payments in amounts proportionate to their respective beneficial interests in shares as shown on the records of DTC or its nominee. Payments by DTC Participants to Indirect Participants and beneficial owners of shares held through such DTC Participants will be governed by standing instructions and customary practices, as is now the case with securities held for the accounts of customers in bearer form or registered in a “street name,” and will be the responsibility of such DTC Participants.

The Trust has no responsibility or liability for any aspects of the records relating to or notices to beneficial owners, or payments made on account of beneficial ownership interests in such shares, or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests or for any other aspect of the relationship between DTC and the DTC Participants or the relationship between such DTC Participants and the Indirect Participants and beneficial owners owning through such DTC Participants.

DTC may determine to discontinue providing its service with respect to the shares at any time by giving reasonable notice to the Trust and discharging its responsibilities with respect thereto under applicable law.

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Under such circumstances, the Trust shall take action either to find a replacement for DTC to perform its functions at a comparable cost or, if such a replacement is unavailable, to issue and deliver printed certificates representing ownership of shares, unless the Trust makes other arrangements with respect thereto satisfactory to the Exchange.

CREATIONS AND REDEMPTIONS

The Trust issues and sells shares of the Fund only in Creation Units on a continuous basis through the Distributor, without a sales load, at the NAV next determined after receipt of an order in proper form as described in the Participant Agreement (as defined below), on any Business Day (as defined below). The number of shares comprising a Creation Unit is set forth in the chart below:

Creation Unit Size
100,000

In its discretion, the Manager reserves the right to increase or decrease the number of the Fund’s shares that constitutes a Creation Unit. The Board reserves the right to declare a split or a consolidation in the number of shares outstanding of the Fund, and to make a corresponding change in the number of shares constituting a Creation Unit, in the event that the per share price in the secondary market rises (or declines) to an amount that falls outside the range deemed desirable by the Board.

A “Business Day” with respect to the Fund is each day the Trust is open, including any day that the Fund is required to be open under Section 22(e) of the 1940 Act, which excludes weekends and the following holidays (or the days on which they are observed): New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Orders from Authorized Participants to create or redeem Creation Units will only be accepted on a Business Day.

Fund Deposit

The consideration for purchase of Creation Units consists of Deposit Securities and cash under limited circumstances. The Deposit Securities will correspond pro rata to the positions in the Fund’s portfolio (including cash positions) except (a) in the case of bonds, for minor differences when it is impossible to break up bonds beyond certain minimum sizes needed for transfer and settlement; (b) for minor differences when rounding is necessary to eliminate fractional shares or lots that are not tradeable round lots; or (c) To Be Announced (“TBA”) transactions, short positions, derivatives and other positions that cannot be transferred in kind; (d) to the extent the Fund determines, on a given Business Day, to use a representative sampling of the Fund’s portfolio; or (e) for temporary periods, to effect changes in the Fund’s portfolio as a result of the rebalancing of its Underlying Index (a “Rebalancing”). The Fund may only use sampling for this purpose if the sample: (i) is designed to generate performance that is highly correlated to the performance of the Fund’s portfolio; (ii) consists entirely of instruments that are already included in the Fund’s portfolio; and (iii) is the same for all Authorized Participants on a given Business Day. If there is a difference between the NAV attributable to a Creation Unit and the aggregate market value of the Deposit Securities or Redemption Securities (as defined below) exchanged for the Creation Unit, the party conveying the instruments with the lower value will pay to the other an amount in cash equal to that difference (the “Cash Component”). Together, the Deposit Securities and Cash Component constitute the “Fund Deposit,” which represents the minimum initial and subsequent investment amount for a Creation Unit of the Fund. Except when the Fund is Rebalancing, the Deposit Securities and the securities that will be delivered in an in-kind transfer in a redemption (“Redemption Securities”) will be identical.

Purchases and redemptions of Creation Units may be made in whole or in part on a cash basis, rather than in kind, solely under the following circumstances: (a) to the extent there is a Cash Component, as described above; (b) if, on a given Business Day, the Fund announces before the open of trading that all purchases, all redemptions or all purchases and redemptions on that day will be made entirely in cash; (c) if, upon receiving a purchase or redemption order from an Authorized Participant, the Fund determines to require the purchase or redemption, as applicable, to be made entirely in cash; (d) if, on a given Business Day, the Fund requires all Authorized Participants purchasing or redeeming shares on that day to deposit or receive (as applicable) cash in lieu of some or all of the Deposit Securities or Redemption Securities, respectively, solely because: (i) such instruments are not eligible for transfer either through the NSCC process or DTC process; or (ii) in the case of the Fund holding non-U.S. investments, such instruments are not eligible for trading due to local trading restrictions, local restrictions on securities transfers or other similar circumstances; or (e) if the fund permits an Authorized Participant to deposit or

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receive (as applicable) cash in lieu of some or all of the Deposit Securities or Redemption Securities, respectively, solely because: (i) such instruments are, in the case of the purchase of a Creation Unit, not available in sufficient quantity; (ii) such instruments are not eligible for trading by an Authorized Participant or the investor on whose behalf the Authorized Participant is acting; or (iii) a holder of shares of the Fund holding non-U.S. investments would be subject to unfavorable income tax treatment if the holder receives redemption proceeds in kind. A purchase or redemption of shares made in whole or in part on a cash basis in reliance on (e)(i) or (e)(ii) is known as a “Custom Order.”

The Fund will cause to be published through the NSCC, on each Business Day, prior to the opening of trading on the Exchange (currently 9:30 a.m., Eastern time), the identity and the required number of each Deposit Security and the amount of the Cash Component (if any) to be included in the current Fund Deposit (based on information at the end of the previous Business Day).

Procedures for Creating Creation Units

To be eligible to place orders with the Distributor and to create a Creation Unit of the Fund, an entity must have executed an agreement with the Distributor, subject to acceptance by the Transfer Agent, with respect to creations and redemptions of Creation Units (“Participant Agreement”) (discussed below). Each such entity must be either (i) a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System (the “Clearing Process”) of the NSCC, a clearing agency that is registered with the SEC; or (ii) a DTC Participant. Any entity that has executed a Participant Agreement is referred to as an “Authorized Participant.” All shares of the Fund, however created, will be entered on the records of DTC in the name of its nominee for the account of a DTC Participant.

The date on which an order to create Creation Units (or an order to redeem Creation Units, as discussed below) is placed is referred to as the “Transmittal Date.” Subject to the terms of the applicable Participant Agreement, all orders to create Creation Units of the Fund must be received by the distributor within a one-hour window after the closing time of the regular trading session of the Exchange (“Closing Time”) (ordinarily between 4 p.m. and 5 p.m., Eastern time) on the Transmittal Date to receive the NAV on the next Business Day immediately following the Transmittal Date. Orders must be transmitted by an Authorized Participant by telephone or other transmission method acceptable to the distributor pursuant to procedures set forth in the Participant Agreement. Economic or market disruptions or changes, or telephone or other communication failure may impede the ability to reach the distributor or an Authorized Participant. The Fund reserves the absolute right to reject a purchase order (see “Acceptance of Creation Orders”).

Orders must be transmitted by an Authorized Participant by telephone or other transmission method acceptable to the Distributor pursuant to procedures set forth in the Participant Agreement. Economic or market disruptions or changes, or telephone or other communication failure may impede the ability to reach the Distributor or an Authorized Participant. The Fund reserves the absolute right to reject a purchase order (see “Acceptance of Creation Orders”).

All investor orders to create Creation Units shall be placed with an Authorized Participant in the form required by such Authorized Participant. In addition, an Authorized Participant may request that an investor make certain representations or enter into agreements with respect to an order (to provide for payments of cash). Investors should be aware that their particular broker may not have executed a Participant Agreement and, therefore, orders to create Creation Units of the Fund will have to be placed by the investor’s broker through an Authorized Participant. In such cases, there may be additional charges to such investor.

Creation Units may be created in advance of the receipt by the Fund of all or a portion of the Fund Deposit. In such cases, the Authorized Participant will remain liable for the full deposit of the missing portion(s) of the Fund Deposit and will be required to post collateral with the Fund consisting of cash in an amount not less than 105% of the marked-to-market value of such missing portion(s). The Fund may use such collateral to buy the missing portion(s) of the Fund Deposit at any time and will subject such Authorized Participant to liability for any shortfall between the cost to the Fund of purchasing such securities and the value of such collateral. The Fund will have no liability for any such shortfall. The Fund will return any unused portion of the collateral to the Authorized Participant once the entire Fund Deposit has been properly received by the Distributor and deposited into the Fund.

Orders for creation that are effected outside the Clearing Process are likely to require transmittal by the DTC Participant earlier on the Transmittal Date than orders effected using the Clearing Process. Those persons placing orders outside the Clearing Process should ascertain the deadlines applicable to DTC and the Federal Reserve Bank wire system by contacting

55

the operations department of the broker or depository institution effectuating such transfer of Deposit Securities and Cash Component.

Subject to the conditions that (i) a properly completed irrevocable purchase order has been submitted by the Authorized Participant (either on its own or another investor’s behalf) not later than one hour after the Closing Time on the Transmittal Date and (ii) arrangements satisfactory to the Fund are in place for payment of the Cash Component and any other cash amounts which may be due, the Fund will accept the order, subject to its right (and the right of the Distributor and the Manager) to reject any order not submitted in proper form. A Creation Unit of the Fund will not be issued until the transfer of good title to the Fund of the Deposit Securities and the payment of the Cash Component have been completed. Notwithstanding the foregoing, to the extent contemplated by a Participant Agreement, Creation Units will be issued to an Authorized Participant notwithstanding the fact that the corresponding Fund Deposits have not been received in part or in whole, in reliance on the undertaking of such Authorized Participant to deliver the missing Deposit Securities as soon as possible, which undertaking shall be secured by such Authorized Participant’s delivery and maintenance of collateral. The Participant Agreement will permit the Fund to use such collateral to buy the missing Deposit Securities at any time and will subject the Authorized Participant to liability for any shortfall between the cost to the Fund of purchasing such securities and the value of the collateral.

As of the date of this SAI, cash purchases will be required for securities traded in Brazil, Chile, Malaysia, Qatar, South Korea and United Arab Emirates.

Placement of Creation Orders Outside the Clearing Process

Authorized Participants making payment for orders of Creation Units of shares of the Fund must have international trading capabilities and must effect such transactions “outside” the NSCC Clearing Process. Once the Custodian has been notified of an order to purchase, it will provide such information to the relevant sub-custodian(s) of the Fund. The Custodian shall cause the sub-custodian(s) of the Fund to maintain an account into which the Authorized Participant shall deliver, on behalf of itself or the party on whose behalf it is acting, the Fund Deposit. Deposit Securities must be maintained by the applicable local sub-custodian(s). Following the notice of intention, an irrevocable order to purchase Creation Units, in the form required by the Fund, must be received by the Distributor, as principal underwriter, from an Authorized Participant on its own or another investor’s behalf by no later than one hour after the Closing Time on the Transmittal Date.

The Trust must also receive, on or before the contractual settlement date, immediately available or same day funds estimated by the Custodian to be sufficient to pay the Cash Component next determined after receipt in proper form of the purchase order, together with the creation transaction fee described below.

Acceptance of Creation Orders

The Fund and the Distributor reserve the absolute right to reject or revoke acceptance of a creation order transmitted to it in respect to the Fund, for example, if: (i) the order is not in proper form; (ii) the investor(s), upon obtaining the shares ordered, would own 80% or more of the currently outstanding shares of the Fund; (iii) acceptance of the Fund Deposit would have certain adverse tax consequences to the Fund; (iv) acceptance of the Fund Deposit would, in the opinion of the Fund, be unlawful; (v) acceptance of the Fund Deposit would otherwise, in the discretion of the Fund or the Manager, have an adverse effect on the Fund or the rights of beneficial owners of the Fund; or (vi) in the event that circumstances outside the control of the Fund make it for all practical purposes impossible to process creation orders. Examples of such circumstances include acts of God; public service or utility problems such as fires, floods, extreme weather conditions and power outages resulting in telephone, facsimile and computer failures; market conditions or activities causing trading halts; systems failures involving computer or other information systems affecting the Fund, the Manager, the Subadviser, the Custodian, the Distributor, DTC, NSCC’s Continuous Net Settlement System, Federal Reserve, the Transfer Agent or any other participant in the creation process, and other extraordinary events. The Distributor shall notify the Authorized Participant acting on behalf of the creator of a Creation Unit of its rejection of the order of such person. The Fund, the Transfer Agent and the Distributor are under no duty, however, to give notification of any defects or irregularities in the delivery of Fund Deposits nor shall any of them incur any liability for the failure to give any such notification.

All questions as to the number of shares of Deposit Securities and the validity, form, eligibility, and acceptance for deposit of any securities to be delivered and the amount and form of the Cash Component, as applicable, shall be determined by the Fund, and the Fund’s determination shall be final and binding.

56

Creation Transaction Fee

The Fund imposes a creation transaction fee as listed in the table below on each creation transaction regardless of the number of Creation Units purchased in the transaction.

Creation Transaction Fee ($)
1,000

In the case of cash creations or where the Fund permits a creator to substitute cash in lieu of depositing a portion of the Deposit Securities, the creator may be assessed an additional variable charge of up to 2.0% of the value of a Creation Unit to compensate the Fund for the costs associated with purchasing the applicable securities.

As a result, in order to seek to replicate the in-kind creation order process, the Fund expects to purchase, in the secondary market or otherwise gain exposure to, the portfolio securities that could have been delivered as a result of an in-kind creation order pursuant to local law or market convention, or for other reasons (“Market Purchases”). In such cases where the Fund makes Market Purchases, the Authorized Participant will reimburse the Fund for, among other things, any difference between the market value at which the securities and/or financial instruments were purchased by the Fund and the cash in lieu amount (which amount, at the Manager’s discretion, may be capped), applicable registration fees, brokerage commissions and certain taxes. The Manager may adjust the transaction fee to the extent the composition of the Deposit Securities changes or cash in lieu is added to the Cash Component to protect ongoing shareholders. Creators of Creation Units are responsible for the costs of transferring the securities constituting the Deposit Securities to the account of the Fund.

Redemption of Creation Units

Shares may be redeemed only in Creation Units at their NAV next determined after receipt of a redemption request in proper form on a Business Day and only through an Authorized Participant. Redemption orders for Creation Units in the Fund must be received by the Distributor within a one-hour window after the Closing Time (ordinarily between 4 p.m. and 5 p.m., Eastern time) on the Transmittal Date to receive the NAV on the Business Day immediately following the Transmittal Date.

The Fund will not redeem shares in amounts less than Creation Units (except the Fund may redeem shares in amounts less than a Creation Unit in the event the Fund is being liquidated or for other extraordinary purposes, such as a merger). Beneficial owners must accumulate enough shares in the secondary market to constitute a Creation Unit in order to have such shares redeemed by the Trust. However, only Authorized Participants can trade directly with the Fund. There can be no assurance that there will be sufficient liquidity in the public trading market at any time to permit assembly of a Creation Unit. Authorized Participants should expect to incur brokerage and other costs in connection with assembling a sufficient number of shares to constitute a Creation Unit. All redemptions are subject to the procedures contained in the applicable Participant Agreement.

The Fund is responsible for making available, through the NSCC, immediately prior to the opening of business on the Exchange (currently 9:30 a.m., Eastern time) on each Business Day, the identity of the Fund’s Redemption Securities and/or an amount of cash that will be applicable to redemption requests received in proper form (as described below) on that day. Except when the Fund is Rebalancing, the Redemption Securities will be identical to the Deposit Securities.

Redemptions of Creation Units may be made in whole or in part on a cash basis, rather than in kind, solely under the following circumstances: (a) to the extent there is a Cash Component; (b) if, on a given Business Day, the Fund announces before the open of trading that all purchases, all redemptions or all purchases and redemptions on that day will be made entirely in cash; (c) if, upon receiving a redemption order from an Authorized Participant, the Fund determines to require the redemption to be made entirely in cash; (d) if, on a given Business Day, the Fund requires all Authorized Participants redeeming shares on that day to receive cash in lieu of some or all of the Redemption Securities, solely because: (i) such instruments are not eligible for transfer either through the NSCC or DTC; or (ii) in the case of funds holding non-U.S. investments, such instruments are not eligible for trading due to local trading restrictions, local restrictions on securities transfers or other similar circumstances; or (e) if the Fund permits an Authorized Participant to receive cash in lieu of some or all of the Redemption Securities solely because: (i) such instruments are not eligible for trading by an Authorized Participant or the investor on whose behalf the Authorized Participant is acting; or (ii) a holder of shares of a fund holding non-U.S. investments would be subject to unfavorable income tax treatment if the holder receives redemption proceeds in kind.

57

An Authorized Participant, or a beneficial owner of shares for which it is acting, subject to a legal restriction with respect to a particular security included in the redemption of a Creation Unit may be paid an equivalent amount of cash. This would specifically prohibit delivery of Redemption Securities that are not registered in reliance upon Rule 144A under the 1933 Act to a redeeming beneficial owner of shares that is not a “qualified institutional buyer,” as such term is defined under Rule 144A of the 1933 Act. The Authorized Participant may request the redeeming beneficial owner of the shares to complete an order form or to enter into agreements with respect to such matters as compensating cash payment.

The right of redemption may be suspended or the date of payment postponed with respect to the Fund: (i) for any period during which the Exchange is closed (other than customary weekend and holiday closings); (ii) for any period during which trading on the Exchange is suspended or restricted; (iii) for any period during which an emergency exists as a result of which disposal of the shares of the Fund or determination of the Fund’s NAV is not reasonably practicable; or (iv) in such other circumstances as permitted by the SEC.

Redemption Transaction Fee

The Fund imposes a redemption transaction fee as listed in the table below on each redemption transaction regardless of the number of Creation Units being redeemed in the transaction.

Redemption Transaction Fee ($)
1,000

An additional variable charge of up to 2.0% of the value of a Creation Unit for cash redemptions or partial cash redemptions (when cash redemptions are permitted or required for the Fund) may also be imposed to compensate the Fund for the costs associated with selling the applicable securities.

In order to seek to replicate the in-kind redemption order process, the Fund expects to sell, in the secondary market, the portfolio securities or settle any financial instruments that may not be permitted to be re-registered in the name of the Authorized Participant as a result of an in-kind redemption order pursuant to local law or market convention, or for other reasons (“Market Sales”). In such cases where the Fund makes Market Sales, the Authorized Participant will reimburse the Fund for, among other things, any difference between the market value at which the securities and/or financial instruments were sold or settled by the Fund and the cash in lieu amount (which amount, at the Manager’s discretion, may be capped), applicable registration fees, brokerage commissions and certain taxes (“Transaction Costs”). The Manager may adjust the transaction fee to the extent the composition of the Redemption Securities changes or cash in lieu is added to the Cash Component to protect ongoing shareholders. In no event will fees charged by the Fund in connection with a redemption exceed 2% of the value of each Creation Unit. Investors who use the services of a broker or other such intermediary may be charged a fee for such services. To the extent the Fund cannot recoup the amount of Transaction Costs incurred in connection with a redemption from the redeeming shareholder because of the 2% cap or otherwise, those Transaction Costs will be borne by the Fund’s remaining shareholders and negatively affect the Fund’s performance.

Placement of Redemption Orders Outside the Clearing Process

Redemption orders for Creation Units must be received by the Distributor no later than the Closing Time on the Transmittal Date to receive the NAV next determined after receipt of the order in proper form on the Transmittal Date.

Arrangements satisfactory to the Fund must be in place for the Authorized Participant to transfer the Creation Units through DTC on or before the contractual settlement date. Redemptions of shares for Redemption Securities will be subject to compliance with applicable U.S. federal and state securities laws and the Fund (whether or not it otherwise permits or requires cash redemptions) reserves the right to redeem Creation Units for cash to the extent that the Fund could not lawfully deliver specific Redemption Securities upon redemptions or could not do so without first registering the Deposit Securities under such laws.

In connection with taking delivery of shares for Redemption Securities upon redemption of Creation Units, a redeeming shareholder or entity acting on behalf of a redeeming shareholder must maintain appropriate custody arrangements with a qualified broker-dealer, bank or other custody providers in each jurisdiction in which any of the Redemption Securities are

58

customarily traded, to which account such Redemption Securities will be delivered. If neither the redeeming shareholder nor the entity acting on behalf of a redeeming shareholder has appropriate arrangements to take delivery of the Redemption Securities in the applicable foreign jurisdiction and it is not possible to make other such arrangements, or if it is not possible to effect deliveries of the Redemption Securities in such jurisdictions, the Fund may, in its discretion, exercise its option to redeem such shares in cash, and the redeeming shareholder will be required to receive its redemption proceeds in cash.

Regular Foreign Holidays

The Fund may effect deliveries of Creation Units and portfolio securities on a basis other than the contractually settled date in order to accommodate local holiday schedules, to account for different treatment among foreign and U.S. markets of dividend record dates and ex-dividend dates or under certain other circumstances. The ability of the Trust to effect in-kind creations and redemptions by the contractually settled date is subject, among other things, to the condition that, within the time period from the date of the order to the date of delivery of the securities, there are no days that are holidays in the applicable foreign market. For every occurrence of one or more intervening holidays in the applicable foreign market that are not holidays observed in the U.S. equity market, the redemption settlement cycle may be extended by the number of such intervening holidays. In addition to holidays, other unforeseeable closings in a foreign market due to emergencies may also prevent the Trust from delivering securities within normal settlement periods. The securities delivery cycles currently practicable for transferring portfolio securities to redeeming Authorized Participants, coupled with foreign market holiday schedules, will require a delivery process longer than seven calendar days for the Fund, in certain circumstances. The holidays applicable to the Fund during such periods are listed below, as are instances where more than seven days will be needed to deliver redemption proceeds. Although certain holidays may occur on different dates in subsequent years, the number of days required to deliver redemption proceeds in any given year is not expected to exceed the maximum number of days listed below for the funds. The proclamation of new holidays, the treatment by market participants of certain days as “informal holidays” (e.g., days on which no or limited securities transactions occur, as a result of substantially shortened trading hours), the elimination of existing holidays, or changes in local securities delivery practices, could affect the information set forth herein at some time in the future. Because the portfolio securities of the Fund may trade on days that the Exchange is closed or on days that are not Business Days for the funds, Authorized Participants may not be able to redeem their shares of the Fund, or to purchase and sell shares of the funds on the Exchange, on days when the net asset values of the funds could be significantly affected by events in the relevant non-U.S. markets.

Market Holidays - Calendar Year 2019
ARGENTINA

January 1	April 18	June 20	October 14

March 4	April 19	July 8	November 6

March 5	May 1	July 9	November 18

April 2	June 17	August 19	December 25

AUSTRALIA

January 1	April 22	December 24	December 31

January 28	April 25	December 25

April 19	June 10	December 26

AUSTRIA

January 1	May 1	August 15	December 25

April 19	May 30	November 1	December 26

April 22	June 10	December 24	December 31

59

BELGIUM

January 1	April 22	December 25

April 19	December 24	December 26

BRAZIL

January 1	March 6	July 9	December 25

January 25	April 19	November 12	December 31

March 4	May 1	November 15

March 5	June 20	December 24

CANADA

January 1	May 20	September 2	December 25

February 18	July 1	October 14	December 26

April 19	August 5

CHILE

January 1	July 16	September 19	November 1

April 19	August 15	September 20	December 25

May 1	September 18	October 31	December 31

May 21

CHINA

January 1	February 7	June 7	October 2

February 4	February 8	June 17	October 3

February 5	April 5	September 13	October 4

February 6	May 1	October 1	October 7

60

December 25

COLOMBIA

January 1	April 19	July 1	October 14

January 7	May 1	August 7	November 4

March 19	May 14	August 15	November 11

March 25	June 3	August 19	December 25

April 18	June 24

CZECH REPUBLIC

January 1	May 1	October 28	December 25

April 19	May 8	December 24	December 26

April 22	July 5

DENMARK

January 1	April 22	May 31	December 24

April 18	May 17	June 5	December 25

April 19	May 30	June 10	December 31

EGYPT

January 1	April 29	June 5	August 12

January 7	May 1	June 6	August 13

January 24	June 4	July 1	August 14

April 25		July 23	August 15

The Egyptian market is closed every Friday.

61

FINLAND

January 1	May 1	December 26

April 19	December 25

April 22

FRANCE

January 1	December 25

April 19	December 26

April 22

May 1

GERMANY

January 1	May 1	October 3

March 4	May 30	November 1

April 19	June 10	December 25

April 22	June 20	December 26

GREECE

January 1	April 22	May 1	October 28

March 11	April 26	June 17	December 25

March 25	April 29	August 15	December 26

April 19

HONG KONG

January 1	April 5	May 13	October 1	December 24

February 4	April 18	June 7	October 2	December 25

February 5	April 19	June 17	October 3	December 26

February 6	April 22	June 28	October 4	December 31

62

February 7	May 1	July 1	October 7

February 8	May 10	September 13

HUNGARY

January 1		October 23	December 27

March 15	May 1	November 1

April 2	June 10	December 24

April 19	August 19	December 25

April 22	August 20	December 26

INDIA

March 4	June 5	October 2	December 25

March 21	August 12	October 7

April 17	August 15	October 8

April 19	September 2	October 28

May 1	September 10	November 12

INDONESIA

January 1	April 3	June 3	August 12

February 5	April 19	June 4	December 24

February 15	May 1	June 5	December 25

March 7	May 19	June 6

	May 30	June 7

IRELAND

January 1	April 19	May 27	September 2	December 24

January 21	April 22	June 3	October 14	December 25

February 18	May 1	July 4	October 28	December 26

March 18	May 6	August 5	November 11	December 31

63

		August 26	November 28

ISRAEL

March 21	May 9	August 11	October 9

April 9	June 9	September 30	October 14	October 21

April 26	June 10	October 1

May 8	July 22	October 8

The Israeli Market is closed every Friday.

ITALY

January 1	August 15	December 31

April 19	December 24

April 22	December 25

May 1	December 26

JAPAN

January 1	March 21	May 2	August 12	October 22

January 2	April 29	May 3	September 16	November 4

January 3	April 30	May 6	September 23	December 23

January 14	May 1	July 15	October 14	December 31

February 11

MALAYSIA

January 1	May 1	August 12	October 28

January 21	May 20	August 13	December 25

February 1	May 22	September 2

February 5	June 5	September 9

February 6	June 6	September 16

64

MEXICO

January 1	April 19	December 12

February 4	May 1	December 25

March 18	September 16

April 18	November 18

NETHERLANDS

January 1	June 10

April 19	December 25

April 22	December 26

May 30	December 31

NEW ZEALAND

January 1	April 2	June 3

January 2	April 19	June 4

February 6	April 22	October 22	December 25

March 30	April 25	October 28	December 26

NORWAY

January 1	May 17	December 25

April 18	May 30	December 26

April 19	June 10

April 22	December 24

May 1

PERU

January 1	July 29	December 25

April 18	August 30

65

April 19	October 8

May 1	November 1

PHILIPPINES

January 1	April 18	August 21	December 25

February 5	April 19	August 26	December 30

February 25	May 1	November 1	December 31

April 9	June 12	December 24

POLAND

January 1	June 20	December 25

April 22	August 15	December 26

May 1	November 1

May 3	November 11

PORTUGAL

January 1	April 25	December 26

April 19	May 1

April 22	December 25

QATAR

January 1		August 11

February 12	June 4	August 12

March 3	June 5	August 13

	June 6	December 18

The Qatar Market is closed every Friday.

66

RUSSIA

January 1	May 1	November 15

January 2	May 9

January 7	June 12

March 8	November 4

SINGAPORE

January 1	April 19	August 9

February 5	May 1	August 12

February 6	May 20	October 28

February 15	June 5	December 25

SOUTH AFRICA

January 1	May 1	December 16

March 21	June 17	December 25

April 19	August 9	December 26

April 22	September 24

SOUTH KOREA

January 1		May 6	September 12	December 25

February 4	March 1	May 13	September 13

February 5	May 1	June 6	October 3

February 6	May 5	August 15	October 9

SPAIN

January 1	June 20	October 12	December 26

April 18	July 25	November 1

April 19	August 15	December 6

April 22	September 11	December 25

67

SWEDEN

January 1	June 6	December 31

April 19	June 21

April 22	December 24

May 1	December 25

May 30	December 26

SWITZERLAND

January 1	May 1	December 25

January 2	May 30	December 26

April 19	June 10

April 22	August 1

TAIWAN

January 1	February 7	April 4	September 13

February 4	February 8	April 5	October 10

February 5	February 28	May 1	October 11

February 6	March 1	June 7

THAILAND

January 1	April 16	July 16	October 14	December 31

February 19	April 17	July 17	October 23

April 8	May 1	July 29	December 5

April 15	May 20	August 12	December 10

TURKEY

January 1	June 5	August 12	August 30

April 23	June 6	August 13	October 29

May 1	July 15	August 14

68

June 4		August 15

UNITED ARAB

EMIRATES

January 1	June 4	August 11	September 2	December 2

January 21	June 5	August 12	October 14	December 3

February 18	June 6	August 13	November 10	December 25

April 3	July 4	August 14	November 11

May 27		September 1	November 28

The UAE market is closed every Friday.

UNITED KINGDOM

January 1	May 1	August 26	December 25

January 21	May 6	October 14	December 26

February 18	May 27	November 11	December 31

April 19	July 4	November 28

April 22	September 2	December 24

Market Holidays - Calendar Year 2020

Argentina

January 01	April 02	May 25	October 12	December 08

February 24	April 09	June 17	October 18	December 25

February 25	April 10	July 09	November 23	December 31

March 24	May 01	August 17	December 07

Australia

January 01	April 10	May 04	August 12	November 03

January 27	April 13	June 01	September 28	December 24

69

March 02	April 14	June 08	October 02	December 25

March 09	April 27	August 03	October 05	December 28

December 31

Austria

January 01	May 21	October 26

January 06	June 01	December 08

April 13	June 11	December 25

May 01	September 24

Belgium

January 01	May 21	November 02

January 06	May 22	November 11

April 13	June 01	December 25

May 01	July 21

Brazil

January 01	May 01	October 12	December 25

February 25	June 11	October 30

April 10	July 09	November 02

April 21	September 07	November 20

Canada

January 01	April 10	May 18	July 09	September 07

February 10	April 13	June 22	July 13	October 12

February 17	April 20	June 24	August 03	November 11

March 16	May 10	July 01	August 17	December 25

December 28

Chile

January 01	June 29	October 12

April 10	July 16	November 02

May 01	September 18	December 08

May 21	August 19	December 25

China

January 01	January 29	May 01	October 05

January 24	January 30	June 25	October 06

70

January 27	January 31	October 01	October 07

January 28	April 06	October 02

Colombia

January 01	April 10	June 22	August 17	December 08

January 06	May 01	June 29	October 12	December 25

March 19	May 25	July 20	November 02

April 09	June 15	August 07	November 16

Czech Republic

January 01	May 08	November 17

April 10	July 06	December 24

April 13	September 28	December 25

May 01	October 28

Denmark

January 01	May 01	June 05

April 09	May 08	December 24

April 10	May 21	December 25

April 13	June 01	December 31

Egypt

January 07	May 25	July 23	August 20

April 19	May 26	August 01	October 06

April 20	May 27	August 02	October 29

May 24	June 30	August 03

The Egyptian market is closed every Friday.

Finland

January 01	May 01	December 25

January 06	May 21

71

April 10	June 19

April 13	December 24

France

January 01	May 08	November 11

April 10	May 21	December 25

April 13	June 01

May 01	July 14

Germany

January 01	April 13	June 01

January 06	May 01	June 11

February 24	May 08	November 18

April 10	May 21	December 25

Greece

January 01	April 17	October 28

January 06	April 20	December 25

March 02	May 01

March 25	June 08

Hong Kong

January 01	April 30	October 01

January 28	May 01	October 02

April 10	June 25	December 25

April 13	July 01	December 28

Hungary

January 01	June 01	December 25

April 10	August 20

April 13	August 21

May 01	October 23

Indonesia

January 01	May 07	June 01	October 29

72

March 25	May 21	July 31	December 25

April 10	May 25	August 17

May 01	May 26	August 20

Ireland

January 01	May 04	December 25

March 17	June 01	December 28

April 10	August 03

April 13	October 26

Israel

March 10	May 31	September 28

April 09	July 30	October 11

April 16	August 19

April 29	August 20

The Israeli Market is closed every Friday.

Italy

January 01	April 28	June 29	December 08

January 06	May 01	July 15	December 25

March 19	June 02	November 02

April 13	June 24	December 07

Japan

January 01	May 04	August 11	November 03

January 13	May 05	September 21	November 23

February 11	May 06	September 22	December 23

April 29	July 20	October 12

Malaysia

January 01	April 10	May 07	June 02	July 31	September 16	November 02	December 11

January 14	April 15	May 08	July 07	August 20	October 12	November 05	December 25

73

March 04	April 24	May 25	July 17	August 31	October 15	November 11

March 23	May 01	June 01	July 22	September 09	October 29	November 12

Mexico

January 01	April 10	October 12

February 03	May 01	November 02

March 16	May 05	November 16

April 09	September 16	December 25

Netherlands

January 01	May 04	December 25

April 10	May 05

April 13	May 21

April 27	June 01

New Zealand

January 01	February 03	April 10	June 01	November 02

January 02	February 06	April 13	September 28	November 13

January 20	March 09	April 14	October 23	November 30

January 27	March 23	April 27	October 26	December 25

Norway

January 01	May 01	December 25

April 09	May 21

April 10	June 01

April 13	December 24

Peru

January 01	July 29

May 01	October 08

June 29	December 08

July 28	December 25

Philippines

January 01	April 10	July 31	December 08	December 31

February 25	May 01	August 21	December 24

74

March 16	June 12	August 31	December 25

April 09	June 24	November 30	December 30

Poland

January 01	May 26

January 06	June 11

April 13	June 23

May 01	December 25

Portugal

January 01	June 10	December 01

March 19	June 11	December 08

April 10	June 24	December 25

May 01	October 05

Qatar

February 11	May 26	August 02

March 01	May 27	August 03

March 24	May 28	August 04

March 25	July 30

The Qatar Market is closed every Friday.

Russia

January 01	January 07	May 04

January 02	February 24	May 11

January 03	March 09	June 12

January 06	May 01	November 04

Singapore

January 01	July 31

April 10	December 25

May 01

75

May 07

South Africa

January 01	May 01	December 16

April 10	June 16	December 25

April 13	August 10	December 28

April 27	September 24

South Korea

January 01	May 05	October 02

January 24	July 17	October 09

April 30	September 30	December 25

May 01	October 01

Sweden

January 01	April 30	December 24

January 06	May 01	December 25

April 10	May 21	December 31

April 13	June 19

Switzerland

January 01	April 02	May 01	June 11	September 14	December 25

January 02	April 10	May 21	June 23	September 21	December 31

January 06	April 13	June 01	June 29	September 25

March 19	April 20	June 07	September 10	December 08

Taiwan

January 01	January 29	May 01	October 09

January 24	February 28	June 25	December 31

January 27	April 03	June 26

January 28	April 06	October 01

Thailand

January 01	April 13	May 07	October 13	December 31

January 02	April 14	May 21	October 23

March 09	April 15	July 28	December 07

76

April 06	May 01	August 12	December 10

Turkey

January 01	May 25	July 31

April 23	May 26	August 03

May 01	May 27	October 29

May 19	July 15

United Arab Emirates

January 01	May 26	October 29

March 22	July 30	November 30

May 24	August 02	December 02

May 25	August 20	December 03

The UAE market is closed every Friday.

United Kingdom

January 01	April 10	May 25	November 05

January 02	April 13	July 13	November 30

February 25	April 23	August 03	December 25

March 17	May 04	August 31	December 28

Redemptions. The longest redemption cycle for the Fund is a function of the longest redemption cycle among the countries whose securities comprise the Fund. In the calendar years 2019 and 2020, the dates of regular holidays affecting the following securities markets present the worst case (longest) redemption cycle* for the Fund as follows:

SETTLEMENT PERIODS GREATER THAN SEVEN DAYS FOR YEAR 2019

Country	Beginning of Settlement Period	End of Settlement Period	Number of Days in Settlement Period

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China	1/30/19 1/31/19 2/1/19	2/11/19 2/12/19 2/13/19	12 12 12
	9/26/19 9/27/19 9/30/19	10/8/19 10/9/19 10/10/19	12 12 10

SETTLEMENT PERIODS GREATER THAN SEVEN DAYS FOR YEAR 2020

Country	Beginning of Settlement Period	End of Settlement Period	Number of Days in Settlement Period
China	1/21/20 1/22/20 1/23/20	2/3/20 2/4/20 2/5/20	13 13 12
	9/28/20 9/29/20 9/30/19	10/8/20 10/9/20 10/12/20	10 10 12

DETERMINATION OF NET ASSET VALUE

The net asset value per share of the Fund is calculated on each day, Monday through Friday, except days on which the NYSE is closed. As of the date of this SAI, the NYSE is normally open for trading every weekday except in the event of an emergency or for the following holidays (or the days on which they are observed): New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Please see the Prospectus for a description of the procedures used by the Fund in valuing its assets.

PORTFOLIO TRANSACTIONS AND BROKERAGE

Portfolio Transactions

Pursuant to the Subadvisory Agreement and subject to the general supervision of the Board and in accordance with the Fund’s investment objectives and strategies, the Subadviser is responsible for the execution of the Fund’s portfolio transactions with respect to assets allocated to the Subadviser. The Subadviser is authorized to place orders pursuant to its investment determinations for the Fund either directly with the issuer or with any broker or dealer, foreign currency dealer, futures commission merchant or others selected by it.

In certain instances, there may be securities that are suitable as an investment for the Fund as well as for one or more of the other clients of the Subadviser. Investment decisions for the Fund and for the Subadviser’s other clients are made with a view to achieving their respective investment objectives. It may develop that a particular security is bought or sold for only one client even though it might be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more clients are selling the same security. Some simultaneous transactions are inevitable when several clients receive investment advice from the same investment adviser, particularly when the same security is suitable for

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the investment objectives of more than one client. When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed to be equitable to each. It is recognized that in some cases this system could adversely affect the price of or the size of the position obtainable in a security for the Fund. When purchases or sales of the same security for the Fund and for other portfolios managed by the Subadviser occur contemporaneously, the purchase or sale orders may be aggregated in order to obtain any price advantages available to large volume purchases or sales.

Transactions on stock exchanges and other agency transactions involve the payment of negotiated brokerage commissions by the Fund. Transactions in foreign securities often involve the payment of brokerage commissions that may be higher than those in the United States. Fixed income securities are generally traded on a net basis (i.e., without a commission) through dealers acting as principal for their own account and not as brokers. This means that a dealer makes a market for securities by offering to buy at one price and selling the security at a slightly higher price. The difference between the prices is known as a “spread.” Other portfolio transactions may be executed through brokers acting as agents and the Fund will pay a spread or commission in connection with such transactions. The cost of securities purchased from underwriters includes an underwriting commission, concession or a net price. The Fund may also purchase securities directly from the issuer. The aggregate brokerage commissions paid by the Fund for the three most recent fiscal years or periods, as applicable, are set forth below under “Aggregate Brokerage Commissions Paid.”

Brokerage and Research Services

The general policy of the Subadviser in selecting brokers and dealers is to obtain the best results achievable in the context of a number of factors which are considered both in relation to individual trades and broader trading patterns. The Fund may not always pay the lowest commission or spread available. Rather, in placing orders on behalf of the Fund, the Subadviser also takes into account other factors bearing on the overall quality of execution, such as size of the order, difficulty of execution, the reliability of the broker/dealer, the competitiveness of the price and the commission, the research services received and whether the broker/dealer commits its own capital.

In connection with the selection of such brokers or dealers and the placing of such orders, subject to applicable law, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the 1934 Act) to the Fund and/or the other accounts over which the Subadviser or its affiliates exercise investment discretion. The Subadviser is authorized to pay a broker or dealer that provides such brokerage and research services a commission for executing a portfolio transaction for the Fund which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Subadviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. Investment research services include information and analysis on particular companies and industries as well as market or economic trends and portfolio strategy, market quotations for portfolio evaluations, analytical software and similar products and services. If a research service also assists the Subadviser in a non-research capacity (such as bookkeeping or other administrative functions), then only the percentage or component that provides assistance to the Subadviser in the investment decision making process may be paid in commission dollars. This determination may be viewed in terms of either that particular transaction or the overall responsibilities that the Subadviser and its affiliates have with respect to accounts over which they exercise investment discretion. The Subadviser may also have arrangements with brokers pursuant to which such brokers provide research services to the Subadviser in exchange for a certain volume of brokerage transactions to be executed by such brokers. While the payment of higher commissions increases the Fund’s costs, the Subadviser does not believe that the receipt of such brokerage and research services significantly reduces its expenses as Subadviser. Arrangements for the receipt of research services from brokers (so-called “soft dollar” arrangements) may create conflicts of interest. Although the Subadviser is authorized to use soft dollar arrangements in order to obtain research services, it is not required to do so, and the Subadviser may not be able or may choose not to use soft dollar arrangements because of regulatory restrictions, operational considerations or for other reasons.

Research services furnished to the Subadviser by brokers that effect securities transactions for the Fund may be used by the Subadviser in servicing other investment companies and accounts which the Subadviser manages. Similarly, research services furnished to the Subadviser by brokers that effect securities transactions for other investment companies and accounts which the Subadviser manages may be used by the Subadviser in servicing the Fund. Not all of these research services are used by the Subadviser in managing any particular account, including the Fund.

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Firms that provide research and brokerage services to the Subadviser may also promote the sale of the Fund or other pooled investment vehicles advised by the Subadviser, and the Subadviser and/or its affiliates may separately compensate them for doing so. Such brokerage business is placed on the basis of brokerage and research services provided by the firm and is not based on any sales of the Fund or other pooled investment vehicles advised by the Subadviser.

The Fund contemplates that, consistent with the policy of obtaining the best net results, brokerage transactions may be conducted through “affiliated broker/dealers,” as defined in the 1940 Act. The Fund’s Board has adopted procedures in accordance with Rule 17e-1 under the 1940 Act to ensure that all brokerage commissions paid to such affiliates are reasonable and fair in the context of the market in which such affiliates operate. For the three most recent fiscal periods (as applicable), the Fund did not pay any brokerage commission to its affiliates.

For the fiscal period ended October 31, 2018, the Fund did not direct any brokerage transactions related to research services and did not pay any brokerage commissions related to research services.

Aggregate Brokerage Commissions Paid

The table below shows the aggregate brokerage commissions paid by the Fund during the periods indicated.

For the Fiscal Period Ended October 31,	Aggregate Brokerage Commissions Paid ($)
2018	11,661
2017	8,666

Securities of Regular Broker/Dealers

As of October 31, 2018, the Fund did not hold securities issued by its regular broker/dealers.

Portfolio Turnover

For reporting purposes, the Fund’s portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the fiscal year by the monthly average of the value of the portfolio securities owned by the Fund during the fiscal year. In determining such portfolio turnover, all securities whose maturities at the time of acquisition were one year or less are excluded. A 100% portfolio turnover rate would occur, for example, if all of the securities in the Fund’s investment portfolio (other than short-term money market securities) were replaced once during the fiscal year.

In the event that portfolio turnover increases, this increase necessarily results in correspondingly greater transaction costs which must be paid by the Fund. To the extent the portfolio trading results in recognition of net short-term capital gains, shareholders will be taxed on distributions of such gains at ordinary tax rates (except shareholders who invest through IRAs and other retirement plans which are not taxed currently on accumulations in their accounts).

Portfolio turnover will not be a limiting factor should the Subadviser deem it advisable to purchase or sell securities.

For the Fiscal Period Ended 2018 (%)	For the Fiscal Period Ended 2017 (%)
45	43

SHARE OWNERSHIP

Principal Shareholders

DTC is the securities depository for the shares of the Trust, and shares of the Fund are registered in the name of DTC or its nominee. Although the Fund does not have information concerning the beneficial ownership of shares held in the names of DTC participants, as of February 6, 2019, the name and percentage ownership of each DTC participant that owned of record 5% or more of the outstanding shares of the Fund were as follows:

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Name and Address	Percent of Ownership (%)

Citigroup Global Markets Inc Attn Carmine Falco 111 Wall St Fl 24 New York, NY 10005-3501	18.18

HSBC/CCSLB 452 Fifth Avenue New York, NY 10018	18.18

JP Morgan Chase Bank, NA Sachin Goyal 500 Stanton Christiana Road, OPS 4 2nd Floor Newark, DE 19713	18.18

The Bank of New York Mellon 525 William Penn Place Suite 153-0400 Pittsburgh, PA 15259	18.00

Interactive Brokers Retail Equity Clearing Karin McCarthy 8 Greenwich Office Park Greenwich, CT 06831	10.49

JP Morgan Securities, LLC/JPMC John Fay 500 Stanton Christiana Road, OPS 4 3rd Floor Newark, DE 19713	7.14

As of February 6, 2019, the Trustees and officers of the Trust, as a group, owned less than 1% of the outstanding shares of the Fund.

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DISTRIBUTOR

Legg Mason Investor Services, LLC, a wholly-owned broker/dealer subsidiary of Legg Mason, located at 100 International Drive, Baltimore, Maryland 21202, serves as the sole and exclusive distributor of the Fund pursuant to a written agreement (the “Distribution Agreement”).

Shares of the Fund are continuously offered by the Distributor only in Creation Units, as described in the Fund’s Prospectus and above in the “Creations and Redemptions” section of this SAI. Fund shares in amounts less than Creation Units are generally not distributed by the Distributor or its agent. The Distributor or its agent will arrange for the delivery of the Fund’s Prospectus and, upon request, this SAI to persons purchasing Creation Units and will maintain records of both orders placed with it or its agents and confirmations of acceptance furnished by it or its agents. The Distributor is a broker-dealer registered under the 1934 Act, and a member of the FINRA. The Distributor is also licensed as a broker-dealer in all fifty U.S. states as well as in Puerto Rico, the U.S. Virgin Islands and the District of Columbia.

The Distribution Agreement is renewable from year to year with respect to the Fund if approved (a) by the Board or by a vote of a majority of the Fund’s outstanding voting securities, and (b) by the affirmative vote of a majority of Trustees who are not parties to such agreement or interested persons of any party by votes cast in person at a meeting called for such purpose.

The Distribution Agreement is terminable with respect to the Fund without penalty by the Board or by vote of a majority of the outstanding voting securities of the Fund, or by the Distributor, on not less than 60 days’ written notice to the other party (unless the notice period is waived by mutual consent). The Distribution Agreement will automatically and immediately terminate in the event of its assignment.

Legg Mason or its affiliates may, from time to time and from their own resources, pay, defray or absorb costs relating to distribution, including payments out of their own resources to the distributor, or to otherwise promote the sale of shares.

Legg Mason and/or its affiliates pay certain broker-dealers, registered investment advisers, banks and other financial intermediaries (“Intermediaries”) for certain activities related to the Fund or exchange-traded products in general. Legg Mason and/or its affiliates make these payments from their own assets and not from the assets of the Fund. Although a portion of Legg Mason’s revenue comes directly or indirectly in part from fees paid by the Fund, these payments do not increase the price paid by investors for the purchase of shares of, or the cost of owning, the Fund. Legg Mason and/or its affiliates make payments for Intermediaries’ participation in activities that are designed to make registered representatives, other professionals and individual investors more knowledgeable about exchange-traded products, including the Fund, or for other activities, such as participation in marketing activities and presentations, educational training programs, conferences, the development of technology platforms and reporting systems (“Education Costs”). Legg Mason and/or its affiliates also make payments to Intermediaries for certain printing, publishing and mailing costs associated with the Fund or materials relating to exchange-traded products in general (“Publishing Costs”). In addition, Legg Mason and/or its affiliates make payments to Intermediaries that make shares of the Fund available to their clients, develop new products that feature the Fund or otherwise promote the Fund. Legg Mason and/or its affiliates may also reimburse expenses or make payments from their own assets to Intermediaries or other persons in consideration of services or other activities that Legg Mason and/or its affiliates believe may benefit the exchange-traded products business or facilitate investment in the Fund.

Payments to an Intermediary may be significant to the Intermediary, and amounts that Intermediaries pay to your salesperson or other investment professional may also be significant for your salesperson or other investment professional. Because an Intermediary may make decisions about which investment options it will recommend or make available to its clients or what services to provide for various products based on payments it receives or is eligible to receive, such payments may create conflicts of interest between the Intermediary and its clients and these financial incentives may cause the Intermediary to recommend the Fund over other investments. The same conflicts of interest and financial incentives exist with respect to your salesperson or other investment professional if he or she receives similar payments from his or her Intermediary firm.

Legg Mason and/or its affiliates make Education Costs and Publishing Costs payments to other Intermediaries based on any number of metrics. For example, Legg Mason and/or its affiliates may make payments at year-end or other intervals in a fixed amount, an amount based upon an Intermediary’s services at defined levels or an amount based on the Intermediary’s net sales of one or more funds in a year or other period, any of which arrangements may include an agreed-upon minimum or maximum payment, or any combination of the foregoing. Please contact your salesperson or other investment professional for more information regarding any such payments his or her Intermediary firm may receive. Any

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payments made by Legg Mason and/or its affiliates to an Intermediary may create the incentive for an Intermediary to encourage customers to buy shares of the Fund.

In addition, Legg Mason and/or its affiliates may enter into other contractual arrangements with Intermediaries that Legg Mason and/or its affiliates believe may benefit the ETF business or facilitate investment in Legg Mason-sponsored ETFs. Such agreements may include payments by Legg Mason and/or its affiliates to such Intermediaries for data collection and provision, technology support, platform enhancement, or co-marketing and cross-promotional efforts. Payments made pursuant to such arrangements may vary in any year and may be different for different Intermediaries. In certain cases, the payments described in the preceding sentence may be subject to certain minimum payment levels. Such payments will not be asset- or revenue-based.

The Fund may participate in certain market maker incentive programs of a national securities exchange in which an affiliate of the Fund would pay a fee to the exchange used for the purpose of incentivizing one or more market makers in the securities of the Fund to enhance the liquidity and quality of the secondary market of securities of the Fund. The fee would then be credited by the exchange to one or more market makers that meet or exceed liquidity and market quality standards with respect to the securities of the Fund. Each market maker incentive program is subject to approval from the SEC. Any such fee payments made to an exchange will be made by an affiliate of the Fund solely for the benefit of the Fund and will not be paid from any Fund assets. Other funds managed by Legg Mason participate in such programs.

Distribution and Service Plan

The Board has adopted a distribution and service plan (the “12b-1 Plan”) pursuant to Rule 12b-1 under the 1940 Act. Under the 12b-1 Plan, the Fund is authorized to pay distribution fees in connection with the sale and distribution of its shares and pay service fees in connection with the provision of ongoing services to shareholders and the maintenance of shareholder accounts in an amount up to 0.25% of its average daily net assets each year.

No Rule 12b-1 fees are currently paid by the Fund, and there are no current plans to impose these fees. However, in the event Rule 12b-1 fees are charged in the future, because these fees would be paid out of the Fund’s assets on an ongoing basis, these fees would increase the cost of your investment in the Fund. By purchasing shares subject to distribution fees and service fees, you might pay more over time than you would by purchasing shares with other types of sales charge arrangements. Long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charge permitted by the rules of FINRA. The net income attributable to shares will be reduced by the amount of distribution fees and service fees and other expenses of the Fund.

PROXY VOTING GUIDELINES AND PROCEDURES

The Manager delegates to the Subadviser the responsibility for voting proxies for the Fund through its contracts with the Subadviser. The Subadviser may use its own proxy voting policies and procedures to vote proxies of the Fund if the Fund’s Board reviews and approves the use of those policies and procedures. Accordingly, the Manager does not expect to have proxy-voting responsibility for the Fund.

Should the Manager become responsible for voting proxies for any reason, such as the inability of the Subadviser to provide investment advisory services, the Manager shall utilize the proxy voting guidelines established by the most recent Subadviser to vote proxies until a new Subadviser is retained and the use of its proxy voting policies and procedures is authorized by the Board. In the case of a material conflict between the interests of the Manager (or its affiliates if such conflict is known to persons responsible for voting at the Manager) and any fund, the Board of Directors of the Manager shall consider how to address the conflict and/or how to vote the proxies. The Manager shall maintain records of all proxy votes in accordance with applicable securities laws and regulations.

The Manager shall be responsible for gathering relevant documents and records related to proxy voting from the Subadviser and providing them to the Fund as required for the Fund to comply with applicable rules under the 1940 Act. The Manager shall also be responsible for coordinating the provision of information to the Board with regard to the proxy voting policies and procedures of the Subadviser, including the actual proxy voting policies and procedures of the Subadviser, changes to such policies and procedures, and reports on the administration of such policies and procedures.

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The Subadviser’s proxy voting policies and procedures govern in determining how proxies relating to the Fund’s portfolio securities are voted. A copy of the proxy voting policies and procedures is attached as Appendix A to this SAI. Information regarding how the Fund voted proxies (if any) relating to portfolio securities during the most recent twelve month period ended June 30 is available without charge (1) by calling 1-877-721-1926, (2) on www.leggmason.com/etfliterature (click on the name of the Fund) and (3)  on the SEC’s website at http://www.sec.gov.

DISCLOSURE OF PORTFOLIO HOLDINGS

On each Business Day, before the commencement of trading in its shares on the Exchange, the Fund will disclose on www.leggmason.com/etfproducts (click on the name of the Fund) the identities and quantities of the Fund’s portfolio holdings that will form the basis for the Fund’s calculation of NAV per share at the end of the Business Day. The Manager, the Subadviser, and the Fund will not disclose information concerning the identities and quantities of the portfolio securities held by the Fund before such information is publicly disclosed and is available to the entire investing public. Personnel of such entities with knowledge about the composition of a Fund Deposit will be prohibited from disclosing such information to any other person, except as authorized in the course of their employment, until such information is made public. The Trust has executed confidentiality agreements with its service providers who are provided information about the Fund Deposit.

THE TRUST

The certificate of trust to establish the Trust was filed with the State Department of Assessments and Taxation of Maryland on June 8, 2015. The Fund is a series of the Trust. The Trust’s name was changed from Legg Mason ETF Equity Trust to Legg Mason ETF Investment Trust effective on February 15, 2017.

The Trust is a Maryland statutory trust. A Maryland statutory trust is an unincorporated business association that is established under, and governed by, Maryland law. Maryland law provides a statutory framework for the powers, duties, rights and obligations of the Trustees and shareholders of a statutory trust, while the more specific powers, duties, rights and obligations of the Trustees and the shareholders are determined by the trustees as set forth in a trust’s declaration of trust. The Trust’s Declaration of Trust (the “Declaration”) provides that by becoming a shareholder of the Fund, each shareholder shall be expressly held to have agreed to be bound by the provisions of the Declaration and any other governing instrument of the Trust, such as the by-laws of the Trust, which contain additional rules governing the conduct of the business of the Trust.

Some of the more significant provisions of the Declaration are summarized below. The following summary is qualified in its entirety by reference to the applicable provisions of the Declaration.

Shareholder Voting

Under the Declaration, the Trustees have broad authority to direct the business and affairs of the Trust. The Declaration provides for shareholder voting as required by the 1940 Act or other applicable laws but otherwise permits, consistent with Maryland law, actions by the Trustees without seeking the consent of shareholders. For example, the Trustees are empowered to amend the Declaration or authorize the merger or consolidation of the Trust into another trust or entity, reorganize the Trust or any series or class into another trust or entity or a series or class of another entity, sell all or substantially all of the assets of the Trust or any series or class to another entity, or a series or class of another entity, terminate the Trust or any series or class, or adopt or amend the by-laws of the Trust, in each case without shareholder approval if the 1940 Act would not require such approval.

The Fund is not required to hold an annual meeting of shareholders, but the Fund will call special meetings of shareholders whenever required by the 1940 Act or by the terms of the Declaration. The Declaration provides for “dollar-weighted voting” which means that a shareholder’s voting power is determined, not by the number of shares he or she owns, but by the dollar value of those shares determined on the record date. All shareholders of record of all series and classes of the Trust vote together, except where required by the 1940 Act to vote separately by series or by class, or when the Trustees have determined that a matter affects only the interests of one or more series or classes of shares. There is no cumulative voting on any matter submitted to a vote of the shareholders.

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Election and Removal of Trustees

The Declaration provides that the Trustees may establish the number of Trustees and that vacancies on the Board may be filled by the remaining Trustees, except when election of Trustees by the shareholders is required under the 1940 Act. When a vote of shareholders is required to elect Trustees, the Declaration provides that such Trustees shall be elected by a plurality of votes cast by shareholders at a meeting at which a quorum is present. The Declaration also provides that a mandatory retirement age may be set by action of two-thirds of the Trustees and that Trustees may be removed, with or without cause, by a vote of shareholders holding two-thirds of the voting power of the Trust, or by a vote of two-thirds of the remaining Trustees. The provisions of the Declaration relating to the election and removal of Trustees may not be amended without the approval of two-thirds of the Trustees.

Amendments to the Declaration

The Trustees are authorized to amend the Declaration without the vote of shareholders, but no amendment may be made that impairs the exemption from personal liability granted in the Declaration to persons who are or have been shareholders, Trustees, officers or, employees of the Trust or that limits the rights to indemnification, advancement of expenses or insurance provided in the Declaration with respect to actions or omissions of persons entitled to indemnification, advancement of expenses or insurance under the Declaration prior to the amendment.

Issuance and Redemption of Shares

The Fund may issue an unlimited number of shares for such consideration and on such terms as the Trustees may determine. All shares offered pursuant to the Prospectus of the Fund, when issued, will be fully paid and non-assessable. Shareholders are not entitled to any appraisal rights with respect to their shares and, except as the Trustees may determine, shall have no preemptive, conversion, exchange or similar rights. The Fund may involuntarily redeem a shareholder’s shares upon certain conditions as may be determined by the Trustees, including, for example, if the shareholder fails to provide the Fund with identification required by law, or if the Fund is unable to verify the information received from the shareholder. Additionally, as discussed below, shares may be redeemed in connection with the closing of small accounts.

Notwithstanding anything to the contrary, the Trustees may in their sole discretion determine that shares of any series or class shall be issued and redeemed only in aggregations of such number of shares and at such time as may be determined by, or determined pursuant to procedures or methods prescribed or approved by, the Trustees from time to time with respect to any series or class. The number of shares comprising an aggregation for purposes of issuance or redemption with respect to any series or class are referred to as a “Creation Unit” and, collectively, as “Creation Units” (or such other term as the Trustees shall determine) The Trustees shall have the power, in connection with the issuance of any Creation Unit, to charge such transaction fees or other fees as the Trustees shall determine. In addition, the Trustees may, from time to time in their sole discretion, determine to change the number of shares constituting a Creation Unit. If the Trustees determine to issue shares of any series or class in Creation Units, then only shares of such series or class comprising a Creation Unit shall be redeemable by the Trust with respect to any applicable series or class. Unless the Trustees otherwise shall determine, there shall be no redemption of any partial or fractional Creation Unit.

Disclosure of Shareholder Holdings

The Declaration specifically requires shareholders, upon demand, to disclose to the Fund such information with respect to their ownership of shares of the Fund, whether direct or indirect, as the Trustees may deem necessary in order to comply with various laws or regulations or for such other purpose as the Trustees may decide. The Fund may disclose such ownership information if required by law or regulation, or as the Trustees otherwise decide.

Small Accounts

The Declaration provides that the Fund may close out a shareholder’s account by redeeming all of the shares in the account if the account falls below a minimum account size (which may vary by class) that may be set by the Trustees from time to time. Alternately, the Declaration permits the Fund to assess a fee for small accounts (which may vary by class) and redeem shares in the account to cover such fees, or convert the shares into another share class that is geared to smaller accounts.

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Series and Classes

The Declaration provides that the Trustees may establish series and classes in addition to those currently established and that the Trustees may determine the rights and preferences, limitations and restrictions, including qualifications for ownership, conversion and exchange features, minimum purchase and account size, expenses and charges, and other features of the series and classes. The Trustees may change any of those features, terminate any series or class, combine series with other series in the Trust, combine one or more classes of a series with another class in that series or convert the shares of one class into shares of another class.

Each share of the Fund, as a series of the Trust, represents an interest in the Fund only and not in the assets of any other series of the Trust.

Shareholder, Trustee and Officer Liability

The Declaration provides that shareholders are not personally liable for the obligations of the Fund and requires the Fund to indemnify a shareholder against any loss or expense claimed solely because of the shareholder’s being or having been a shareholder. The Fund will assume the defense of any claim against a shareholder for personal liability at the request of the shareholder. The Declaration further provides that a Trustee acting in his or her capacity as a Trustee is not personally liable to any person, other than the Trust or its shareholders, in connection with the affairs of the Trust. Each Trustee is required to perform his or her duties in good faith and in a manner he or she believes to be in the best interests of the Trust. All actions and omissions of Trustees are presumed to be in accordance with the foregoing standard of performance, and any person alleging the contrary has the burden of proving that allegation.

The Declaration limits a Trustee’s liability to the Trust or any shareholder to the fullest extent permitted under current Maryland law by providing that a Trustee is liable to the Trust or its shareholders for monetary damages only (a) to the extent that it is proved that he or she actually received an improper benefit or profit in money, property, or services or (b) to the extent that a judgment or other final adjudication adverse to the Trustee is entered in a proceeding based on a finding in the proceeding that the Trustee’s action, or failure to act, was the result of active and deliberate dishonesty and was material to the cause of action adjudicated in the proceeding. The Declaration requires the Trust to indemnify any persons who are or who have been Trustees, officers or employees of the Trust to the fullest extent permitted by law against liability and expenses in connection with any claim or proceeding in which he or she is involved by virtue of having been a Trustee, officer or employee. Subject to applicable federal law, expenses related to the defense against any claim to which indemnification may apply shall be advanced by the Trust upon receipt of an undertaking by or on behalf of the recipient of those expenses to repay the advanced amount if it is ultimately found that he or she is not entitled to indemnification. In making any determination as to whether a person has engaged in conduct for which indemnification is not available, or as to whether there is reason to believe that such person ultimately will be found entitled to indemnification, such person shall be afforded a rebuttable presumption that he or she did not engage in conduct for which indemnification is not available.

The Declaration provides that any Trustee who serves as chair of the Board, a member or chair of a committee of the Board, lead independent Trustee, audit committee financial expert, or in any other similar capacity will not be subject to any greater standard of care or liability because of such position.

Derivative Actions

The Declaration provides a detailed process for the bringing of derivative actions by shareholders in order to permit legitimate inquiries and claims while avoiding the time, expense, distraction, and other harm that can be caused to the Fund or its shareholders as a result of spurious shareholder demands and derivative actions. Prior to bringing a derivative action, a demand by no fewer than three unrelated shareholders must be made on the Trustees. The Declaration details information, certifications, undertakings and acknowledgements that must be included in the demand. The Trustees are not required to consider a demand that is not submitted in accordance with the requirements contained in the Declaration. The Declaration also requires that, in order to bring a derivative action, the complaining shareholders must be joined in the action by shareholders owning, at the time of the alleged wrongdoing, at the time of demand, and at the time the action is commenced, shares representing at least 5% of the voting power of the affected funds. The Trustees have a period of 90 days, which may be extended for an additional period not to exceed 60 days, to consider the demand. If a majority of the Trustees who are considered independent for the purposes of considering the demand determine that a suit should be maintained, then the Trust will commence the suit and the suit will proceed directly and not derivatively. If a majority of the independent Trustees

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determines that maintaining the suit would not be in the best interests of the Fund, the Trustees are required to reject the demand and the complaining shareholders may not proceed with the derivative action unless the shareholders are able to sustain the burden of proof to a court that the decision of the Trustees not to pursue the requested action was not consistent with the standard of performance required of the Trustees in performing their duties. If a demand is rejected, the complaining shareholders will be responsible for the costs and expenses (including attorneys’ fees) incurred by the Trust in connection with the consideration of the demand, if, in the judgment of the independent Trustees, the demand was made without reasonable cause or for an improper purpose. If a derivative action is brought in violation of the Declaration, the shareholders bringing the action may be responsible for the Fund’s costs, including attorneys’ fees.

The Declaration further provides that the Fund shall be responsible for payment of attorneys’ fees and legal expenses incurred by a complaining shareholder only if required by law, and any attorneys’ fees that the Fund is obligated to pay shall be calculated using reasonable hourly rates. The Declaration also requires that actions by shareholders against the Trust or the Fund be brought only in the U.S. District Court for the District of Maryland (Baltimore Division), or if such action may not be brought in that court, then such action shall be brought in the Circuit Court for Baltimore City and that the right to jury trial be waived to the fullest extent permitted by law.

The Declaration further provides that no provision of the Declaration will be effective to require a waiver of compliance with any provision of the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, or the 1940 Act, or of any valid rule, regulation or order of the Commission thereunder.

TAXES

The following is a summary of certain material U.S. federal (and, where noted, state and local) income tax considerations affecting the Fund and its shareholders. This discussion is very general and does not address all the potential U.S. federal income tax consequences that may be applicable to the Fund or to all categories of investors, some of which may be subject to special tax rules. This summary is based upon the Code, its legislative history, Treasury regulations (including temporary and proposed regulations), published rulings, and court decisions, each as of the date of this SAI and all of which are subject to change, possibly with retroactive effect, which could affect the continuing accuracy of this discussion. This discussion assumes that each shareholder holds its shares of the Fund as capital assets for U.S. federal income tax purposes. Current and prospective shareholders are urged to consult their own tax advisers with respect to the specific federal, state, local, and foreign tax consequences of investing in the Fund.

Tax reform legislation commonly known as the Tax Cuts and Jobs Act (the “Tax Act”) was enacted on December 22, 2017. The Tax Act makes significant changes to the U.S. federal income tax rules for individuals and corporations, generally effective for taxable years beginning after December 31, 2017. Most of the changes applicable to individuals are temporary and, without further legislation, will not apply after 2025. The application of certain provisions of the Tax Act is uncertain, and the changes to the Code that the Tax Act enacted may have direct or indirect effects on the Fund, its investments, or its shareholders that cannot be predicted. In addition, legislative, regulatory, or administrative changes to, or in respect of the application of, the Tax Act could be enacted or promulgated at any time, either prospectively or with retroactive effect. Prospective investors should consult their tax advisers regarding the implications of the Tax Act on their investment in the Fund.

Tax Treatment of Creations and Redemptions of Creation Units

An Authorized Participant generally will recognize either gain or loss upon the exchange of Deposit Securities for Creation Units. This gain or loss is calculated by taking the market value of the Creation Units purchased over the Authorized Participant’s aggregate basis in the Deposit Securities exchanged therefor. However, the IRS may apply the wash sales rules to determine that any loss realized upon the exchange of Deposit Securities for Creation Units is not currently deductible. Authorized Participants should consult their own tax advisers. Current U.S. federal income tax laws dictate that capital gain or loss realized from the redemption of Creation Units will generally create long-term capital gain or loss if the Authorized Participant holds the Creation Units for more than one year, or short-term capital gain or loss if the Creation Units were held for one year or less, if the Creation Units are held as capital assets.

Tax Treatment of the Fund

The Fund has elected to be treated, and intends to qualify each year, as a “regulated investment company” under Subchapter M of the Code. To qualify as such, the Fund must, among other things: (a) derive at least 90% of its gross income in

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each taxable year from dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, other income (including, but not limited to, gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities or currencies, and net income derived from interests in “qualified publicly traded partnerships” (i.e., partnerships (x) the interests in which are traded on an established securities market or are readily tradable on a secondary market or the substantial equivalent thereof, and (y) that derive less than 90% of their income from sources described in this subparagraph (a) other than qualified publicly traded partnerships); and (b) diversify its holdings so that, at the end of each quarter of the Fund’s taxable year, (i) at least 50% of the market value of the Fund’s assets consists of cash, securities of other regulated investment companies, U.S. government securities, and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund’s assets and not more than 10% of the outstanding voting securities of such issuer and (ii) not more than 25% of the value of the Fund’s assets is invested, including through corporations in which the Fund owns a 20% or larger voting stock interest, (x) in the securities (other than U.S. government securities or securities of other regulated investment companies) of any one issuer, (y) in the securities (other than the securities of other regulated investment companies) of any two or more issuers that the Fund controls and that are treated as engaged in the same, similar, or related trades or businesses, or (z) in the securities of one or more “qualified publicly traded partnerships,” which generally include master limited partnerships.

In general, for purposes of the 90% gross income test described above, income derived from a partnership will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership which would be qualifying income if realized directly by the Fund. However, 100% of the net income derived from an interest in a qualified publicly traded partnership will be treated as qualifying income. In general, qualified publicly traded partnerships will be treated as partnerships for U.S. federal income tax purposes because they meet a passive income requirement under the Code. In addition, although in general the passive loss rules of the Code do not apply to regulated investment companies, such rules do apply to a regulated investment company with respect to items attributable to interests in qualified publicly traded partnerships. The Fund’s investments in partnerships, if any, including in qualified publicly traded partnerships, may result in the Fund being subject to state, local, or foreign income, franchise, or withholding tax liabilities.

For purposes of the diversification test described above, the term “outstanding voting securities of such issuer” will include the equity securities of a qualified publicly traded partnership. Also, for purposes of the diversification test, the identification of the issuer (or, in some cases, issuers) of a particular Fund investment can depend on the terms and conditions of that investment. In some cases, identification of the issuer (or issuers) is uncertain under current law, and an adverse determination or future guidance by the IRS with respect to issuer identification for a particular type of investment may adversely affect the Fund’s ability to meet the diversification test.

As a regulated investment company, the Fund will not be subject to U.S. federal income tax on the portion of its taxable investment income and capital gains that it distributes to its shareholders, provided that it satisfies a minimum distribution requirement. To satisfy the minimum distribution requirement, the Fund must distribute to its shareholders at least the sum of (i) 90% of its “investment company taxable income” (i.e., generally, its taxable income other than the excess of its net long -term capital gain over its net short -term capital loss, plus or minus certain other adjustments, and calculated without regard to the deduction for dividends paid), and (ii) 90% of its net tax -exempt income for the taxable year. The Fund will be subject to income tax at regular corporate tax rates on any taxable income or gains that it does not distribute to its shareholders.

If, for any taxable year, the Fund were to fail to qualify as a regulated investment company under the Code or were to fail to meet the distribution requirement, it would be taxed in the same manner as an ordinary corporation, and distributions to its shareholders would not be deductible by the Fund in computing its taxable income. In addition, in the event of a failure to qualify, the Fund’s distributions, including any distributions of net tax -exempt income and net long -term capital gains, would be taxable to shareholders as ordinary dividend income for U.S. federal income tax purposes to the extent of the Fund’s current and accumulated earnings and profits. However, such dividends would be eligible, subject to any generally applicable limitations, (i) to be treated as qualified dividend income in the case of shareholders taxed as individuals and (ii) for the dividends -received deduction in the case of corporate shareholders. Moreover, if the Fund were to fail to qualify as a regulated investment company in any year, it would be required to pay out its earnings and profits accumulated in that year in order to qualify again as a regulated investment company. If the Fund were to fail to meet the income, diversification, or distribution test described above, the Fund could in some cases cure such failure, including by paying Fund-level tax, paying interest, making additional distributions, or disposing of certain assets. In particular, if in the first instance, the Fund does not satisfy the diversification test as of a particular quarter end, it will have up to 30 days after that quarter end to adjust its holdings in order to comply with the

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test retroactively. Portfolio transactions executed by the Fund in order to comply with the diversification test will increase the Fund’s portfolio turnover and trading costs and may increase the amount of taxes payable by shareholders to the extent any capital gains are realized as a result of such transactions. If the Fund were to fail to qualify as a regulated investment company for a period greater than two taxable years, the Fund would generally be required to recognize any net built -in gains with respect to certain of its assets upon a disposition of such assets within five years of qualifying as a regulated investment company in a subsequent year.

If the Fund were to fail to distribute in a calendar year at least the sum of (i) 98% of its ordinary income for that year and (ii) 98.2% of its capital gain net income (i.e., the excess of all gains from sales or exchanges of capital assets over the losses from such sales or exchanges) for the one-year period ending October 31 of that year (or November 30 or December 31 of that year if the Fund is permitted to elect and so elects) it would be subject to a 4% nondeductible excise tax. For this purpose, however, any ordinary income or capital gain net income that is retained by the Fund and subject to corporate income tax will be considered to have been distributed by year end. In addition, the minimum amounts that must be distributed in any year to avoid the excise tax will be increased or decreased to reflect any underdistribution or overdistribution, as the case may be, from the previous year. For purposes of the required excise tax distribution, a regulated investment company’s ordinary gains and losses from the sale, exchange or other taxable disposition of property that would otherwise be taken into account after October 31 of a calendar year (or November 30 of that year if the regulated investment company makes the election described above) generally are treated as arising on January 1 of the following calendar year; in the case of a Fund with a December 31 year end that makes the election described above, no such gains or losses will be so treated. The Fund anticipates that it will pay such dividends and will make such distributions as are necessary to avoid the application of this excise tax, but there can be no assurance that it will be able to do so. In determining its net capital gain (i.e., net realized long -term capital gains in excess of net realized short -term capital losses, including any capital loss carryforwards), its taxable income, and its earnings and profits, a regulated investment company generally is permitted to elect to treat part or all of any post -October capital loss (defined as any net capital loss attributable to the portion of the taxable year after October 31, or if there is no such loss, the net long -term capital loss or net short -term capital loss attributable to such portion of the taxable year), or late -year ordinary loss (generally, the sum of its (i) net ordinary loss from the sale, exchange or other taxable disposition of property, attributable to the portion of the taxable year after October 31 and its (ii) other net ordinary loss attributable to the portion of the taxable year after December 31) as if incurred in the succeeding taxable year.

Tax Treatment of the Fund’s Investments

The Fund’s transactions in zero coupon securities, foreign currencies, forward contracts, options, and futures contracts (including options and futures contracts on foreign currencies), if any, will be subject to special provisions of the Code (including provisions relating to “hedging transactions” and “straddles”) that, among other things, may affect the character of gains and losses realized by the Fund (i.e., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the Fund, and defer Fund losses. These rules could therefore affect the character, amount, and timing of distributions to shareholders. These provisions also (a) will require the Fund to “mark to market” certain types of the positions in its portfolio (i.e., require the Fund to treat all unrealized gains and losses with respect to those positions as though they were realized at the end of each year) and (b) may cause the Fund to recognize income prior to or without receiving cash with which to pay dividends or make distributions in amounts necessary to satisfy the distribution requirements for avoiding income and excise taxes. In order to distribute this income and avoid a tax at the Fund level, the Fund might be required to sell portfolio securities that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss.

As a result of entering into swap contracts, if any, the Fund may make or receive periodic net payments. The Fund may also make or receive a payment when a swap is terminated prior to maturity through an assignment of the swap or other closing transaction. Periodic net payments will generally constitute ordinary income or deductions, while termination of a swap will generally result in capital gain or loss (which will be a long -term capital gain or loss if the Fund has been a party to the swap for more than one year). With respect to certain types of swaps, the Fund may be required to recognize currently income or loss with respect to future payments on such swaps or may elect under certain circumstances to mark such swaps to market annually for tax purposes as ordinary income or loss.

Any investments by the Fund in so -called “section 1256 contracts,” such as regulated futures contracts, most foreign currency forward contracts traded in the interbank market, and options on most stock indexes, are subject to special tax rules. Any section 1256 contracts held by the Fund at the end of its taxable year (and, for purposes of the 4% excise tax, on certain

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later dates as prescribed under the Code) are required to be marked to their market value, and any unrealized gain or loss on those positions will be included in the Fund’s income as if each position had been sold for its fair market value at the end of the taxable year. The resulting gain or loss will be combined with any gain or loss realized by the Fund from positions in section 1256 contracts closed during the taxable year. Provided such positions were held as capital assets and were neither part of a “hedging transaction” nor part of a “straddle,” 60% of the resulting net gain or loss will be treated as long-term capital gain or loss, and 40% of such net gain or loss will be treated as short-term capital gain or loss, regardless of the period of time the positions were actually held by the Fund.

In general, option premiums received by the Fund are not immediately included in the income of the Fund. Instead, the premiums are recognized when the option contract expires, the option is exercised by the holder, or the Fund transfers or otherwise terminates the option (e.g., through a closing transaction). If a call option written by the Fund is exercised and the Fund sells or delivers the underlying security, the Fund generally will recognize capital gain or loss equal to (a) sum of the strike price and the option premium received by the Fund minus (b) the Fund’s basis in the security. Such gain or loss generally will be short-term or long-term depending upon the holding period of the underlying security. If securities are purchased by the Fund pursuant to the exercise of a put option written by it, the Fund generally will subtract the premium received for purposes of computing its cost basis in the securities purchased. Gain or loss arising in respect of a termination of the Fund’s obligation under an option other than through the exercise of the option will be short-term gain or loss depending on whether the premium income received by the Fund is greater or less than the amount paid by the Fund (if any) in terminating the transaction. Thus, for example, if an option written by the Fund expires unexercised, the Fund generally will recognize short-term gain equal to the premium received.

In general, gain or loss on a short sale is recognized when the Fund closes the sale by delivering the borrowed property to the lender, not when the borrowed property is sold. Gain or loss from a short sale is generally considered as capital gain or loss to the extent that the property used to close the short sale constitutes a capital asset in the Fund’s hands. Except with respect to certain situations where the property used by the Fund to close a short sale has a long-term holding period on the date of the short sale, special rules generally treat the gains on short sales as short-term capital gains. These rules may also terminate the running of the holding period of “substantially identical property” held by the Fund. Moreover, a loss on a short sale will be treated as a long-term capital loss if, on the date of the short sale, “substantially identical property” has been held by the Fund for more than one year. In general, the Fund will not be permitted to deduct payments made to reimburse the lender of securities for dividends paid on borrowed stock if the short sale is closed on or before the 45th day after the short sale is entered into.

The Fund may purchase debt obligations with original issue discount (“OID”), market discount, or acquisition discount. Some debt obligations with a fixed maturity date of more than one year from the date of issuance (and all zero-coupon debt obligations with a fixed maturity date of more than one year from the date of issuance) will be treated as debt obligations that are issued with OID. Generally, the amount of the OID is treated as interest income and is included in taxable income (and is accordingly required to be distributed by the Fund) over the term of the debt security, even though payment of that amount is not received until a later time, usually when the debt security matures. Periodic adjustments for inflation in the principal value of inflation-indexed bonds also may be treated as OID that is includible in the Fund’s gross income on a current basis.

Some debt obligations with a fixed maturity date of more than one year from the date of issuance in the secondary market may be treated as having “market discount.” Very generally, market discount is the excess of the stated redemption price of a debt obligation (or in the case of an obligation issued with OID, its “revised issue price”) over the purchase price of such obligation. Under the Code, (i) generally, any gain recognized on the disposition of, and any partial payment of principal on, a debt security having market discount is treated as ordinary income to the extent the gain, or principal payment, does not exceed the “accrued market discount” on such debt security, (ii) alternatively, the Fund may elect to accrue market discount currently, in which case the Fund will be required to include the accrued market discount in the Fund’s income (as ordinary income) and thus distribute it over the term of the debt security, even though payment of that amount is not received until a later time, upon partial of full repayment or disposition of the debt security, and (iii) the rate at which the market discount accrues, and thus is included in the Fund’s income, will depend upon which of the permitted accrual methods the Fund elects.

Some debt obligations with a fixed maturity date of one year or less from the date of issuance that are acquired by the Fund may be treated as having OID or, in certain cases, “acquisition discount” (very generally, the excess of the stated redemption price over the purchase price). The Fund will be required to include the OID or acquisition discount in income (as ordinary income) and thus distribute it over the term of the debt security, even though payment of that amount is not received

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until a later time, upon partial or full repayment or disposition of the debt security. The rate at which OID or acquisition discount accrues, and thus is included in the Fund’s income, will depend upon which of the permitted accrual methods the Fund elects.

Because the OID, market discount, or acquisition discount earned by the Fund in a taxable year may exceed the total amount of cash interest the Fund receives from the relevant debt obligations, the Fund may have to dispose of one or more of its investments, including at a time when it is not advantageous to do so, and use the proceeds thereof to make distributions in amounts necessary to satisfy the distribution requirements. The Fund may realize capital gains or losses from such dispositions, which would increase or decrease the Fund’s investment company taxable income and/or net capital gain.

In addition, payment-in-kind securities held by the Fund, if any, will give rise to income which is required to be distributed and is taxable even though the Fund receives no interest payment in cash on the security during the year.

Very generally, where the Fund purchases a bond at a price that exceeds the redemption price at maturity (i.e., a premium), the premium is amortizable over the remaining term of the bond. In the case of a taxable bond, if the Fund makes an election applicable to all such bonds it purchases, which election is irrevocable without consent of the IRS, the Fund reduces the current taxable income from the bond by the amortized premium and reduces its tax basis in the bond by the amount of such offset; upon the disposition or maturity of such bonds acquired on or after January 4, 2013, the Fund is permitted to deduct any remaining premium allocable to a prior period. In the case of a tax-exempt bond, tax rules require the Fund to reduce its tax basis by the amount of amortized premium.

The Fund may invest in debt obligations that are in the lowest rating categories or are unrated, including debt obligations of issuers not currently paying interest or that are in default. Investments in debt obligations that are at risk of or in default present special tax issues for the Fund. Tax rules are not entirely clear about issues such as when the Fund may cease to accrue interest, OID or market discount, when and to what extent deductions may be taken for bad debts or worthless securities, and how payments received on obligations in default should be allocated between principal and income. These and other related issues will be addressed by the Fund when, as, and if it invests in such securities, in order to seek to ensure that it distributes sufficient income to preserve its eligibility for treatment as a regulated investment company and does not become subject to U.S. federal income or excise tax.

A portion of the interest paid or accrued on high yield obligations may not (and interest paid on debt obligations, if any, that are considered for tax purposes to be payable in the equity of the issuer or a related party will not) be deductible to the issuer. If a portion of the interest paid or accrued on certain high yield discount obligations is not deductible by the issuer, that portion will be treated as a dividend for purposes of the corporate dividends-received deduction. In such cases, if the issuer of the high yield discount obligations is a domestic corporation, dividend payments by the Fund may be eligible for the dividends-received deduction to the extent of the deemed dividend portion of such accrued interest.

The Fund may be required to treat amounts as taxable income or gain, subject to the distribution requirements referred to above, even though no corresponding amounts of cash are received concurrently, as a result of (1) mark-to-market rules, constructive sale rules or rules applicable to PFICs (as defined below), to partnerships or trusts in which the Fund invests or to certain options, futures, or forward contracts, or “appreciated financial positions,” (2) the inability to obtain cash distributions or other amounts due to currency controls or restrictions on repatriation imposed by a foreign country with respect to the Fund’s investments (including through depositary receipts) in issuers in such country, or (3) tax rules applicable to debt obligations acquired with OID, including zero-coupon or deferred payment bonds and pay-in-kind debt obligations, or to market discount if the Fund elects or is otherwise required to accrue such market discount currently. In order to distribute this income and avoid a tax on the Fund, the Fund might be required to liquidate portfolio securities that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss. The Fund might also meet the distribution requirements by borrowing the necessary cash, thereby incurring interest expenses.

Capital Loss Carryforwards—Not Subject to Expiration

As of October 31, 2018, as set forth below, the Fund had capital losses that are not subject to expiration and may be carried forward to offset future taxable capital gains. These capital losses have been deferred as either short-term or long-term losses and will be deemed to occur on the first day of the next taxable year in the same character as they were originally deferred. Capital losses that are not subject to expiration must be utilized by the Fund before the Fund’s capital loss carryforwards that are subject to expiration, if any, may be utilized.

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Amount of Capital Loss Carryforward ($)
309,940

Taxation of U.S. Shareholders

Dividends and Distributions. Dividends and other distributions by the Fund are generally treated under the Code as received by the shareholders at the time the dividend or distribution is made. However, if any dividend or distribution is declared by the Fund in October, November, or December of any calendar year and payable to shareholders of record on a specified date in such a month but is actually paid during the following January, such dividend or distribution will be deemed to have been received by each shareholder on December 31 of the year in which the dividend was declared.

The Fund intends to distribute annually to its shareholders substantially all of its investment company taxable income (determined without regard to the dividends-received deduction), and any net capital gain. However, if the Fund retains for investment an amount equal to all or a portion of its net capital gain, it will be subject to a corporate tax on the amount retained. In that event, the Fund may designate such retained amounts as undistributed capital gains in a notice to its shareholders who (a) will be required to include in income for U.S. federal income tax purposes, as long-term capital gains, their proportionate shares of the undistributed amount, (b) will be entitled to credit their proportionate shares of the income tax paid by the Fund on the undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds to the extent their credits exceed their liabilities, if any, and (c) will be entitled to increase their tax basis, for U.S. federal income tax purposes, in their shares by an amount equal to their share of the excess of the amount of undistributed net capital gain included in their income over the income paid by the Fund on the undistributed amount. Organizations or persons not subject to U.S. federal income tax on such capital gains will be entitled to a refund of their pro rata share of such taxes paid by the Fund upon timely filing appropriate returns or claims for refund with the IRS.

Distributions of net investment income and of net realized short-term capital gains, whether paid in cash or in shares, are taxable to a U.S. shareholder as ordinary income or, if certain conditions are met, as “qualified dividend income,” taxable to individual and certain other non-corporate shareholders at the rates applicable to long-term capital gain. Distributions of net capital gain, if any, that the Fund reports as capital gain dividends are taxable as long-term capital gains, whether paid in cash or in shares, and regardless of how long a shareholder has held shares of the Fund.

In general, dividends may be reported by the Fund as qualified dividend income if they are attributable to qualified dividend income received by the Fund. Qualified dividend income generally means dividend income received from the Fund’s investments in common and preferred stock of U.S. corporations and stock of certain qualified foreign corporations, provided that certain holding period and other requirements are met by both the Fund and the shareholders. If 95% or more of the Fund’s gross income (calculated without taking into account net capital gain derived from sales or other dispositions of stock or securities) consists of qualified dividend income, the Fund may report all distributions of such income as qualified dividend income.

A foreign corporation is treated as a qualified foreign corporation for this purpose if it is incorporated in a possession of the United States or it is eligible for the benefits of certain income tax treaties with the United States and meets certain additional requirements. Certain foreign corporations that are not otherwise qualified foreign corporations will be treated as qualified foreign corporations with respect to dividends paid by them if the stock with respect to which the dividends are paid is readily tradable on an established securities market in the United States. PFICs are not qualified foreign corporations for this purpose. Dividends received by the Fund from REITs generally are not expected to qualify for treatment as qualified dividend income.

A dividend that is attributable to qualified dividend income of the Fund that is paid by the Fund to a shareholder will not be taxable as qualified dividend income to such shareholder (1) if the dividend is received with respect to any share of the Fund held for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share became ex-dividend with respect to such dividend, (2) to the extent that the shareholder is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, or (3) if the shareholder elects to have the dividend treated as investment income for purposes of the limitation on deductibility of investment interest. The “ex-dividend” date is the date on which the owner of the share at the commencement of

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such date is entitled to receive the next issued dividend payment for such share even if the share is sold by the owner on that date or thereafter.

Certain dividends received by the Fund from U.S. corporations (generally, dividends received by the Fund in respect of any share of stock (1) with a tax holding period of at least 46 days during the 91-day period beginning on the date that is 45 days before the date on which the stock becomes ex-dividend as to that dividend and (2) that is held in an unleveraged position) and distributed and appropriately so reported by the Fund may be eligible for the dividends-received deduction generally available to corporations under the Code. Certain preferred stock must have a holding period of at least 91 days during the 181-day period beginning on the date that is 90 days before the date on which the stock becomes ex-dividend as to that dividend in order to be eligible. Capital gain dividends distributed to the Fund from other regulated investment companies are not eligible for the dividends-received deduction. In order to qualify for the deduction, corporate shareholders must meet the minimum holding period requirement stated above with respect to their Fund shares, taking into account any holding period reductions from certain hedging or other transactions or positions that diminish their risk of loss with respect to their Fund shares, and, if they borrow to acquire or otherwise incur debt attributable to Fund shares, they may be denied a portion of the dividends-received deduction with respect to those shares. Any corporate shareholder should consult its tax adviser regarding the possibility that its tax basis in its shares may be reduced, for U.S. federal income tax purposes, by reason of “extraordinary dividends” received with respect to the shares and, to the extent such basis would be reduced below zero, current recognition of income may be required.

For tax years beginning after December 31, 2017 and before January 1, 2026, a non-corporate taxpayer is generally eligible for a deduction of up to 20% of the taxpayer’s “qualified REIT dividends.” If the Fund receives dividends (other than capital gain dividends) in respect of REIT shares, the Fund may report its own dividends as eligible for the 20% deduction, to the extent the Fund’s income is derived from such qualified REIT dividends, as reduced by allocable Fund expenses. In order for the Fund’s dividends to be eligible for this deduction when received by a non-corporate shareholder, the Fund must meet certain holding period requirements with respect to the REIT shares on which the Fund received the eligible dividends, and the non-corporate shareholder must meet certain holding period requirements with respect to the Fund shares.

Dividends and distributions from the Fund will generally be taken into account in determining a shareholder’s “net investment income” for purposes of the Medicare contribution tax applicable to certain individuals, estates and trusts.

Certain tax-exempt educational institutions will be subject to a 1.4% tax on net investment income. For these purposes, certain dividends and capital gain distributions, and certain gains from the disposition of Fund shares (among other categories of income), are generally taken into account in computing a shareholder’s net investment income.

Distributions in excess of the Fund’s current and accumulated earnings and profits will, as to each shareholder, be treated as a tax-free return of capital to the extent of the shareholder’s basis in his or her shares of the Fund, and as a capital gain thereafter (if the shareholder holds his or her shares of the Fund as capital assets). One or more of the Fund’s distributions during the year may include such a return of capital distribution. Each shareholder who receives distributions in the form of additional shares will be treated for U.S. federal income tax purposes as if receiving a distribution in an amount equal to the amount of money that the shareholder would have received if he or she had instead elected to receive cash distributions. The shareholder’s aggregate tax basis in shares of the Fund will be increased by such amount.

Investors considering buying shares just prior to a dividend or capital gain distribution should be aware that, although the price of shares purchased at that time may reflect the amount of the forthcoming distribution, such dividend or distribution may nevertheless be taxable to them.

If Fund shares are held through a qualified retirement plan entitled to tax-advantaged treatment for federal income tax purposes, distributions will generally not be taxable currently. Special tax rules apply to such retirement plans. You should consult your tax adviser regarding the tax treatment of distributions (which may include amounts attributable to Fund distributions) which may be taxable when distributed from the retirement plan.

Sale, Exchange or Redemption of Shares. Upon the sale or exchange of his or her shares, a shareholder will generally recognize a taxable gain or loss equal to the difference between the amount realized and his or her basis in the shares. A redemption of shares by the Fund will be treated as a sale for this purpose. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder’s hands, and will be long-term capital gain or loss if the shareholder held

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such shares for more than one year and short-term capital gain or loss if the shareholder held such shares for one year or less. Any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced, including by reinvesting dividends or capital gains distributions in the Fund, within a 61-day period beginning 30 days before and ending 30 days after the disposition of the shares. In such a case, the basis of the shares acquired will be increased to reflect the disallowed loss. Any loss realized by a shareholder on the sale of Fund shares held by the shareholder for six months or less will be treated for U.S. federal income tax purposes as a long-term capital loss to the extent of any distributions or deemed distributions of long-term capital gains received by the shareholder (including amounts credited to the shareholder as undistributed capital gains) with respect to such shares during that six-month period.

If a shareholder incurs a sales charge in acquiring shares of the Fund, disposes of those shares within 90 days and then by January 31 of the calendar year following the year of disposition acquires shares in a mutual fund for which the otherwise applicable sales charge is reduced by reason of a reinvestment right (e.g., an exchange privilege), the original sales charge will not be taken into account in computing gain or loss on the original shares to the extent the subsequent sales charge is reduced. Instead, the disregarded portion of the original sales charge will be added to the tax basis of the newly acquired shares. Furthermore, the same rule also applies to a disposition of the newly acquired shares made within 90 days of the second acquisition. This provision prevents a shareholder from immediately deducting the sales charge by shifting his or her investment within a family of mutual funds.

If a shareholder recognizes a loss with respect to the Fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder (or certain greater amounts over a combination of years), the shareholder must file with the IRS a disclosure statement on IRS Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. The fact that a loss is so reportable does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper.

If a shareholder’s shares are redeemed to pay a fee because the shareholder’s account balance is less than a certain threshold, the redemption will be treated as a taxable sale or exchange of shares, as described above. Such a fee generally will not be deductible by a shareholder that is an individual for any taxable year beginning after December 31, 2017 and before January 1, 2026, and, for other taxable years, the deductibility of such a fee by a shareholder that is an individual may be subject to generally applicable limitations on miscellaneous itemized deductions.

Basis Reporting. The Fund, or, in the case of a shareholder holding shares through a Service Agent, the Service Agent, will report to the IRS the amount of proceeds that a shareholder receives from a redemption or exchange of Fund shares. The Fund will also report the shareholder’s basis in those shares and the character of any gain or loss that the shareholder realizes on the redemption or exchange (i.e., short-term or long-term), and certain related tax information. If a shareholder has a different basis for different shares of the Fund in the same account (e.g., if a shareholder purchased Fund shares held in the same account when the shares were at different prices), the Fund will by default report the basis of the shares redeemed or exchanged using the average basis method, under which the basis per share is the average of the bases of all the shareholder’s Fund shares in the account.

A shareholder may instruct the Fund to use a method other than average basis for an account. If redemptions, including in connection with payment of an account fee, or exchanges have occurred in an account to which the average basis method applied, the basis of the Fund shares remaining in the account will continue to reflect the average basis notwithstanding the shareholder’s subsequent election of a different method. For further assistance, shareholders who hold their shares directly with the Fund may call the Fund at 1-877-721-1926 Monday through Friday between 8:00 a.m. and 5:30 p.m. (Eastern time). Shareholders who hold shares through a Service Agent should contact the Service Agent for further assistance or for information regarding the Service Agent’s default method for calculating basis and procedures for electing to use an alternative method. Shareholders should consult their tax advisers concerning the tax consequences of applying the average basis method or electing another method of basis calculation and should consider electing such other method prior to making redemptions or exchanges in their accounts.

Backup Withholding. The Fund may be required in certain circumstances to apply backup withholding on dividends, distributions and redemption proceeds payable to non-corporate shareholders who fail to provide the Fund with their correct taxpayer identification numbers or to make required certifications, or who have been notified by the IRS that they are subject to

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backup withholding. Certain shareholders are exempt from backup withholding. Backup withholding is not an additional tax and any amount withheld may be credited against a shareholder’s U.S. federal income tax liability.

Notices. Shareholders will receive, if appropriate, various written notices after the close of the Fund’s taxable year regarding the U.S. federal income tax status of certain dividends, distributions and redemption proceeds that were paid (or that are treated as having been paid) by the Fund to its shareholders during the preceding taxable year. In certain cases, the Fund may be required to amend the tax information reported to you with respect to a particular year. In this event, you may be required to file amended U.S. federal income or other tax returns with respect to such amended information and, if applicable, to pay additional taxes (including potentially interest and penalties) or to seek a tax refund and may incur other related costs.

Other Taxes

Dividends, distributions and redemption proceeds may also be subject to additional state, local and foreign taxes depending on each shareholder’s particular situation. Generally, shareholders will have to pay state or local taxes on Fund dividends and other distributions, although distributions derived from interest on U.S. government obligations (but not distributions of gain from the sale of such obligations) may be exempt from certain state and local taxes.

Taxation of Non-U.S. Shareholders

Ordinary dividends and certain other payments made by the Fund to non-U.S. shareholders are generally subject to federal withholding tax at a 30% rate (or such lower rate as may be determined in accordance with any applicable treaty). In order to obtain a reduced rate of withholding, a non-U.S. shareholder will be required to provide an IRS Form W-8BEN or similar form certifying its entitlement to benefits under a treaty. The withholding tax does not apply to regular dividends paid to a non-U.S. shareholder who provides an IRS Form W-8ECI, certifying that the dividends are effectively connected with the non-U.S. shareholder’s conduct of a trade or business within the United States. Instead, the effectively connected dividends will be subject to regular U.S. federal income tax as if the non-U.S. shareholder were a U.S. shareholder. A non-U.S. corporation receiving effectively connected dividends may also be subject to additional “branch profits tax” imposed at a rate of 30% (or a lower treaty rate). A non-U.S. shareholder who fails to provide an IRS Form W-8BEN or other applicable form may be subject to backup withholding at the appropriate rate. Backup withholding will not be applied to payments that have already been subject to the 30% withholding tax.

The 30% withholding tax generally will not apply to distributions of the excess of net long-term capital gains over net short-term capital losses or to redemption proceeds. The 30% withholding tax also will not apply to dividends that the Fund reports as (a) interest-related dividends, to the extent such dividends are derived from the Fund’s “qualified net interest income,” or (b) short-term capital gain dividends, to the extent such dividends are derived from the Fund’s “qualified short-term gain.” “Qualified net interest income” is the Fund’s net income derived from U.S.-source interest and OID, subject to certain exceptions and limitations. “Qualified short-term gain” generally means the excess of the net short-term capital gain of the Fund for the taxable year over its net long-term capital loss, if any. In the case of shares held through an intermediary, the intermediary may withhold even if the Fund reports a payment as an interest-related dividend or a short-term capital gain dividend. Non-U.S. shareholders should contact their intermediaries with respect to the application of these rules to their accounts.

A non-U.S. shareholder is not, in general, subject to U.S. federal income tax on gains (and is not allowed a deduction for losses) realized on the sale of shares of the Fund unless (i) such gain is effectively connected with the conduct of a trade or business carried on by the non-U.S. shareholder within the United States, (ii) in the case of a non-U.S. shareholder that is an individual, the holder is present in the United States for a period or periods aggregating 183 days or more during the year of the sale and certain other conditions are met or (iii) the special rules relating to gain attributable to the sale or exchange of “United States real property interests” (as defined below, “USRPIs”) apply to the non-U.S. shareholder’s sale of shares of the Fund.

Special rules would apply if the Fund were a qualified investment entity (“QIE”) because it is either a “United States real property holding corporation” (“USRPHC”) or would be a USRPHC but for the operation of certain exceptions to the definition of USRPIs described below. Very generally, a USRPHC is a domestic corporation that holds USRPIs the fair market value of which equals or exceeds 50% of the sum of the fair market values of the corporation’s USRPIs, interests in real property located outside the United States, and other trade or business assets. USRPIs are generally defined as any interest in U.S. real property and any interest (other than solely as a creditor) in a USRPHC or, very generally, an entity that has been a USRPHC in the last five years. A regulated investment company that holds, directly or indirectly, significant interests in REITs may be a USRPHC. Interests in domestically controlled QIEs, including REITs and regulated investment companies that are QIEs, not-greater-than-10% interests

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in publicly traded classes of stock in REITs and not-greater-than-5% interests in publicly traded classes of stock in regulated investment companies generally are not USRPIs, but these exceptions do not apply for purposes of determining whether the Fund is a QIE. If an interest in the Fund were a USRPI, the Fund would be required to withhold U.S. tax on the proceeds of a share redemption by a greater-than-5% non-U.S. shareholder, in which case such non-U.S. shareholder generally would also be required to file U.S. federal income tax returns and pay any additional taxes due in connection with the redemption.

If the Fund were a QIE, under a special “look through” rule, any distributions by the Fund to a non-U.S. shareholder (including, in certain cases, distributions made by the Fund in redemption of its shares) attributable directly or indirectly to (i) distributions received by the Fund from a lower-tier regulated investment company or REIT that the Fund is required to treat as USRPI gain in its hands and (ii) gains realized on the disposition of USRPIs by the Fund would retain their character as gains realized from USRPIs in the hands of the Fund’s non-U.S. shareholders and would be subject to U.S. tax withholding. In addition, such distributions could result in the non-U.S. shareholder being required to file a U.S. federal income tax return and pay tax on the distributions at regular U.S. federal income tax rates. The consequences to a non-U.S. shareholder, including the rate of such withholding and character of such distributions (e.g., as ordinary income or USRPI gain), would vary depending upon the extent of the non-U.S. shareholder’s current and past ownership of the Fund.

Under legislation commonly known as “FATCA,” the Fund is required to withhold 30% of certain ordinary dividends it pays to shareholders that fail to meet prescribed information reporting or certification requirements. In general, no such withholding will be required with respect to a U.S. person or non-U.S. individual that timely provides the certifications required by the Fund or its agent on a valid IRS Form W-9 or applicable IRS Form W-8, respectively. Shareholders potentially subject to withholding include foreign financial institutions (“FFIs”), such as non-U.S. investment funds, and non-financial foreign entities (“NFFEs”). To avoid withholding under FATCA, an FFI generally must enter into an information sharing agreement with the IRS in which it agrees to report certain identifying information (including name, address, and taxpayer identification number) with respect to its U.S. account holders (which, in the case of an entity shareholder, may include its direct and indirect U.S. owners), and an NFFE generally must identify and provide other required information to the Fund or other withholding agent regarding its U.S. owners, if any. Such non-U.S. shareholders also may fall into certain exempt, excepted or deemed compliant categories as established by regulations and other guidance. A non-U.S. shareholder in a country that has entered into an intergovernmental agreement with the U.S. to implement FATCA will be exempt from FATCA withholding provided that the shareholder and the applicable foreign government comply with the terms of such agreement.

A non-U.S. entity that invests in the Fund will need to provide the Fund with documentation properly certifying the entity’s status under FATCA in order to avoid FATCA withholding.

Non-U.S. investors should consult their own tax advisers regarding the impact of these requirements on their investment in the Fund.

CODES OF ETHICS

Pursuant to Rule 17j-1 under the 1940 Act, the Fund, the Manager, the Subadviser and the Distributor each has adopted a code of ethics that permits its personnel to invest in securities for their own accounts, including securities that may be purchased or held by the Fund. All personal securities transactions by employees must adhere to the requirements of the codes of ethics. Copies of the codes of ethics applicable to personnel of the Fund, the Manager, the Subadviser, the Distributor and the Independent Trustees are on file with the SEC.

FINANCIAL STATEMENTS

The Fund’s Annual Report to shareholders for the fiscal period ended October 31, 2018, contains the Fund’s audited financial statements, accompanying notes and the report of PricewaterhouseCoopers LLP, an independent registered public accounting firm, all of which are incorporated by reference into this SAI. These audited financial statements are available free of charge upon request by calling the Fund at 1-877-721-1926.

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Appendix A

RARE Corporate Governance and Proxy Voting Policy

Purpose

To provide guidelines for the RARE Group to pursue an active role in monitoring corporate governance practices adopted by the companies that the RARE Group’s clients are invested in.

As part of investment management process, RARE will take an active role in monitoring corporate governance practices of the companies that RARE clients and fund are invested in.

Application

This policy applies to funds and accounts managed by RARE Infrastructure Limited (RIL), RARE Infrastructure Sovereign Enterprise No. 1 Pty Limited (RISE1), RARE Infrastructure (North America) Pty Limited (RINA), RARE Infrastructure USA, INC (RUSA) (in liquidation), RARE Infrastructure (Europe) Pty Ltd (REUR) and RARE Infrastructure (UK) Limited (RUK) (in liquidation), (collectively known as the “RARE Group” for the purposes of this policy).

The policy should be read in conjunction with the RARE suite of policies, including the RARE Code of Conduct and the RARE Sustainable and Responsible Investment Policy.

Corporate Governance

The RARE Group believes that corporate governance is an important aspect of share ownership and that as a professional investment manager, the RARE Group has a responsibility to act in this regard with the best interests of its clients in mind.

The RARE Group is an active participant in corporate governance matters that arise as a result of investments in securities. The RARE Group also pursues corporate governance matters with companies outside of formal company meetings, by writing letters to the board of directors and senior management and meeting with company representatives on a regular basis.

The RARE Group may seek to influence company policy by forwarding its views to senior management and board members in writing or by arranging to speak to those persons directly.

Proxy Voting

For all securities in the RARE Group’s portfolios for which the RARE Group is authorised to vote, upon receipt of notice of a meeting where the RARE Group may vote, the investment team will review the resolutions to be put to the meeting and determine the RARE Group’s position. The RARE Group view will be reflected in any proxy record lodged on behalf of a RARE Group client, where voting discretion is left to the RARE Group.

Copies of all proxy records will be retained in a voting system register that is maintained by the RARE Group.

Reporting to Clients

The RARE Group will provide its clients annual reports on the RARE Group’s voting activities on request. The annual report may include:

•	Material corporate governance issues the RARE Group decided to correspond with a company on before an AGM with a view to amending or withdrawing a proposed resolution.
•	Comments on resolutions where the RARE Group abstained or voted against the board’s recommendations.

Voting information can be obtained more frequently on request.

Monitoring and Reporting

RARE Risk and Compliance will monitor compliance with this policy on an ad hoc basis.

Record Keeping

Records of all voting will be maintained by RARE.

A-1

Exceptions to the Policy

All exceptions to this policy will be reported to the Board and Senior Management as required under the Breaches and Incidents policy.

A-2

Appendix B

UNDERLYING INDEX

 Construction and Maintenance Standards for the Underlying Index

The Underlying Index is created and sponsored by RARE Infrastructure (North America) Pty Limited (“RARE”), the Fund’s Subadviser and an affiliated person of the Manager and the Fund. The Underlying Index is the exclusive property of The RARE Group of companies. The Trust has entered into a license agreement with RARE to use the Underlying Index at no charge. RARE has retained Solactive AG, an unaffiliated third party, to calculate the Underlying Index. RARE is the index administrator of the Underlying Index. Solactive AG publishes information regarding the market value of the Underlying Index.

 Component Selection Criteria and Index Description.

The Underlying Index is constructed from global infrastructure-related equity securities. The Underlying Index utilizes a proprietary methodology created and sponsored by RARE.

The Underlying Index is composed of equity securities in developed and developing markets that are included in the MSCI ACWI All Cap Index. Companies in the MSCI ACWI All Cap Index are screened to include only companies within the following Global Industry Classification Standard (GICS) sub-industries and are classified into infrastructure sectors as follows:

Utilities Infrastructure Sector	Economically Sensitive Infrastructure Sector

Electric Utilities	Airport Services

Gas Utilities	Cable & Satellite

Independent Power Producers & Energy Traders	Highways & Railtracks

Multi-Utilities	Marine Ports & Services

Renewable Electricity	Oil & Gas Storage & Transportation

Water Utilities	Railroads

Specialized Real Estate Investment Trusts (“REITs”)

The Underlying Index applies multiple screens to select securities that provide investors with exposure to securities that most closely match RARE’s definition of infrastructure. Factors used to select the securities include:

●	Market capitalization and average daily liquidity

●	Forward looking dividend yields

●	Operating cash flow yield

Each company within the Underlying Index is given a weight based on its market capitalization adjusted by its infrastructure exposure and security price volatility.

The weight of each sector in the Underlying Index will range from 40% to 60% and will be adjusted quarterly based on movements in the OECD G7 Leading Indicators Index, which attempts to identify trends in the economic cycle.

Companies in the Underlying Index are assigned to four regions: Asia Pacific, Emerging Markets, Europe and North America, with no region exceeding 50% of the Underlying Index. As initially constituted and balanced, no individual security in the Underlying Index will exceed 5%, and no individual security may have a weight of less than 0.10%.

Index Maintenance. The RARE Global Infrastructure Index is reconstituted and rebalanced quarterly. Companies can be added to the Underlying Index only at the quarterly reconstitution and rebalance with the exception of spun-off entities of index constituents or acquirers of index constituents in stock-based takeovers.

Companies can be deleted from the Underlying Index only at the quarterly reconstitution and rebalance, with the exception of stocks that face delisting. If a constituent is removed from the MSCI ACWI All Cap Index, it will be removed from the RARE Global Infrastructure Index. The Fund’s portfolio is rebalanced when the Underlying Index is rebalanced or reconstituted. The

B-1

Fund may trade at times other than when the Underlying Index is rebalanced or reconstituted for a variety of reasons, including when adjustments may be made to its representative sampling process from time to time or when investing cash.

Current index constituents are reviewed at least annually to determine if any of them should be removed or replaced due to, among other considerations, changes to their market capitalization, trading volumes, earnings exposure to infrastructure and utilities, past dividend payouts, and operating cash flow yield. Constituent weightings will be adjusted to reflect predicted economic cycles, share price volatility, free float market capitalization and infrastructure and utilities exposure. In addition, constituent weights may be adjusted to avoid concentration in geographic regions, industry sectors or individual stock weights.

Calculating the Underlying Index includes monitoring and completing the adjustments for company additions and removals, stock splits, stock dividends, float changes and stock price adjustments due to restructurings, spin-offs and other corporate actions.

Index Availability. The Underlying Index is calculated continuously and is available from Solactive AG.

Calculation Methodology. The Fund utilizes the Underlying Index calculated with net dividends reinvested. Solactive AG uses the index constituent companies’ country of incorporation to determine the relevant dividend withholding tax rates in calculating net dividends.

Index Disclaimers

The MSCI ACWI All Cap Index (the “MSCI Index”) was used by RARE as the reference universe for selection of the component securities included in the Underlying Index. MSCI Inc. does not in any way sponsor, support, promote or endorse the Fund. MSCI Inc. was not and is not involved in any way in the creation, calculation, maintenance or review of the Underlying Index. The MSCI Index was provided on an “as is” basis. MSCI Inc., its affiliates and any other person or entity involved in or related to compiling, computing or creating the MSCI Index (collectively, the “MSCI Parties”) expressly disclaim all warranties (including, without limitation, any warranties of originality, accuracy, completeness, timeliness, non-infringement, merchantability and fitness for a particular purpose). Without limiting any of the foregoing, in no event shall any MSCI Party have any liability for any direct, indirect, special, incidental, punitive, consequential (including without limitation lost profits) or any other damages in connection with the MSCI Index, the Underlying Index or the Fund.

The Fund is not sponsored, promoted, sold or supported in any other manner by Solactive AG nor does Solactive AG offer any express or implicit guarantee or assurance either with regard to the results of using the Underlying Index and/or Underlying Index trademark or the Underlying Index Price at any time or in any other respect. The Underlying Index is calculated and published by Solactive AG. Solactive AG uses its best efforts to ensure that the Underlying Index is calculated correctly. Irrespective of its obligations towards the Fund, Solactive AG has no obligation to point out errors in the Underlying Index to third parties including but not limited to investors and/or financial intermediaries of the Fund. Neither publication of the Underlying Index by Solactive AG nor the licensing of the Underlying Index or the Underlying Index trademark for the purpose of use in connection with the Fund constitutes a recommendation by Solactive AG to invest capital in said Fund nor does it in any way represent an assurance or opinion of Solactive AG with regard to any investment in said Fund.

RARE does not guarantee the accuracy and/or the completeness of the Underlying Index or any data included therein, and RARE shall not have any liability for any errors, omissions or interruptions therein. RARE makes no warranty, express or implied, as to results to be obtained by the Fund, owners of the shares of the Fund or any other person or entity from the use of the Underlying Index, or any data included therein, either in connection with the Fund or for any other use. RARE makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall RARE have any liability for any special, punitive, direct, indirect or consequential damages (including lost profits) arising out of matters relating to the use of the Underlying Index, even if notified of the possibility of such damages.

B-2

PART C

OTHER INFORMATION

Item 28. Exhibits

(a)	(1)	Certificate of Trust of the Registrant dated June 8, 2015 is incorporated herein by reference to initial registration statement on Form N-1A filed on September 4, 2015.

	(2)	Certificate of Amendment to the Certificate of Trust of the Registrant dated February 15, 2017 is incorporated herein by reference to Post-Effective Amendment No. 12 filed on February 17, 2017 (“Post-Effective Amendment No. 12”).

	(3)	Declaration of Trust of the Registrant dated June 8, 2015 is incorporated herein by reference to initial registration statement on Form N-1A filed on September 4, 2015.

	(4)	Amended and Restated Declaration of Trust of the Registrant dated February 15, 2017 is incorporated herein by reference to Post-Effective Amendment No. 16 filed on April 12, 2017 (“Post-Effective Amendment No. 16”).

	(5)	Designation of Series of Shares of Beneficial Interests in the Registrant effective as of July 30, 2015 is incorporated herein by reference to initial registration statement on Form N-1A filed on September 4, 2015.

	(6)	Amended and Restated Designation of Series of Shares of Beneficial Interests in the Registrant effective as of September 4, 2015 is incorporated herein by reference to Pre-Effective Amendment No. 1 to the registration statement on Form N-1A filed on November 6, 2015 (“Pre-Effective Amendment No. 1”).

	(7)	Amended and Restated Designation of Series dated April 28, 2016 is incorporated herein by reference to Post-Effective Amendment No. 2 filed on May 2, 2016 (“Post-Effective Amendment No. 2”).

	(8)	Amended and Restated Designation of Series dated July 28, 2016 is incorporated herein by reference to Post-Effective Amendment No. 5 filed on August 26, 2016.

	(9)	Amended and Restated Designation of Series dated January 9, 2017 is incorporated herein by reference to Post-Effective Amendment No. 11 filed on January 27, 2017.

	(10)	Amended and Restated Designation of Series dated February 1, 2017 is incorporated herein by reference to Post-Effective Amendment No. 12.

	(11)	Amended and Restated Designation of Series dated February 15, 2017 is incorporated herein by reference to Post-Effective Amendment No. 16.

	(12)	Amended and Restated Designation of Series dated April 27, 2017 is incorporated herein by reference to Post-Effective Amendment No. 19 filed on May 12, 2017.

	(13)	Amended and Restated Designation of Series dated July 26, 2017 is incorporated herein by reference to Post-Effective Amendment No. 42 filed on February 22, 2018 (“Post-Effective Amendment No. 42”).

	(14)	Amended and Restated Designation of Series dated October 6, 2017 is incorporated herein by reference to Post-Effective Amendment No. 42.

	(15)	Amended and Restated Designation of Series dated October 31, 2017 is incorporated herein by reference to Post-Effective Amendment No. 39 filed on January 26, 2018 (“Post-Effective Amendment No. 39”).

	(16)	Amended and Restated Designation of Series dated February 7, 2018 is incorporated herein by reference to Post-Effective Amendment No. 62 filed on October 31, 2018 (“Post-Effective Amendment No. 62”).

	(17)	Amended and Restated Designation of Series dated October 29, 2018 is incorporated herein by reference to Post-Effective Amendment No. 62.

(b)	(1)	Bylaws of the Registrant dated June 8, 2015 are incorporated herein by reference to initial registration statement on Form N-1A filed on September 4, 2015.

	(2)	Amendment No. 1 to the Bylaws of the Registrant dated November 3, 2015 is incorporated herein by reference to Pre-Effective Amendment No. 1.

	(3)	Bylaws of the Registrant dated June 8, 2015, as amended and restated as of February 15, 2017, are incorporated herein by reference to Post-Effective Amendment No. 16.

(c)	See Exhibits (a) and (b)

(d)	(1)	Form of Management Agreement between the Registrant, on behalf of Legg Mason US Diversified Core ETF, and Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is incorporated herein by reference to Pre-Effective Amendment No. 2 to the registration statement on Form N-1A filed on December 3, 2015 (“Pre-Effective Amendment No. 2”).

	(2)	Form of Management Agreement between the Registrant, on behalf of Legg Mason Emerging Markets Diversified Core ETF, and LMPFA is incorporated herein by reference to Pre-Effective Amendment No. 2.

	(3)	Form of Management Agreement between the Registrant, on behalf of Legg Mason Developed ex-US Diversified Core ETF, and LMPFA is incorporated herein by reference to Pre-Effective Amendment No. 2.

	(4)	Form of Management Agreement between the Registrant, on behalf of Legg Mason Low Volatility High Dividend ETF, and LMPFA is incorporated herein by reference to Pre-Effective Amendment No. 2.

	(5)	Form of Subadvisory Agreement between LMPFA and QS Investors, LLC (“QS”)regarding Legg Mason US Diversified Core ETF, is incorporated herein by reference to Pre-Effective Amendment No. 2.

	(6)	Form of Subadvisory Agreement between LMPFA and QS regarding Legg Mason Emerging Markets Diversified Core ETF is incorporated herein by reference to Pre-Effective Amendment No. 2.

	(7)	Form of Subadvisory Agreement between LMPFA and QS regarding Legg Mason Developed ex-US Diversified Core ETF is incorporated herein by reference to Pre-Effective Amendment No. 2.

(8)	Form of Subadvisory Agreement between LMPFA and QS regarding Legg Mason Low Volatility High Dividend ETF is incorporated herein by reference to Pre-Effective Amendment No. 2.

(9)	Form of Subadvisory Agreement between LMPFA and Western Asset Management Company, LLC (formerly, Western Asset Management Company) (“Western Asset”) regarding Legg Mason US Diversified Core ETF is incorporated herein by reference to Pre-Effective Amendment No. 2.

(10)	Form of Subadvisory Agreement between LMPFA and Western Asset regarding Legg Mason Emerging Markets Diversified Core ETF is incorporated herein by reference to Pre-Effective Amendment No. 2.

(11)	Form of Subadvisory Agreement between LMPFA and Western Asset regarding Legg Mason Developed ex-US Diversified Core ETF is incorporated herein by reference to Pre-Effective Amendment No. 2 .

(12)	Form of Subadvisory Agreement between LMPFA and Western Asset regarding Legg Mason Low Volatility High Dividend ETF is incorporated herein by reference to Pre-Effective Amendment No. 2.

(13)	Form of Management Agreement between the Registrant, on behalf of Legg Mason International Low Volatility High Dividend ETF, and LMPFA is incorporated herein by reference to Post-Effective Amendment No. 2.

(14)	Form of Subadvisory Agreement between LMPFA and QS regarding Legg Mason International Low Volatility High Dividend ETF is incorporated herein by reference to Post-Effective Amendment No. 2.

(15)	Form of Subadvisory Agreement between LMPFA and Western Asset regarding Legg Mason International Low Volatility High Dividend ETF is incorporated herein by reference to Post-Effective Amendment No. 2.

(16)	Form of Management Agreement between the Registrant, on behalf of Legg Mason Emerging Markets Low Volatility High Dividend ETF, and LMPFA is incorporated herein by reference to Post-Effective Amendment No. 7 filed on November 8, 2016 (“Post-Effective Amendment No. 7”).

(17)	Form of Subadvisory Agreement between LMPFA and QS regarding Legg Mason Emerging Markets Low Volatility High Dividend ETF is incorporated herein by reference to Post-Effective Amendment No. 7.

(18)	Form of Subadvisory Agreement between LMPFA and Western Asset regarding Legg Mason Emerging Markets Low Volatility High Dividend ETF is incorporated herein by reference to Post-Effective Amendment No. 7.

(19)	Form of Management Agreement between the Registrant, on behalf of Legg Mason Global Infrastructure ETF, and LMPFA is incorporated herein by reference to Post-Effective Amendment No. 9 filed on December 19, 2016 (“Post-Effective Amendment No. 9”).

(20)	Form of Subadvisory Agreement between LMPFA and RARE Infrastructure (North America) Pty Limited (“RARE”) regarding Legg Mason Global Infrastructure ETF is incorporated herein by reference to Post-Effective Amendment No. 9.

(21)	Form of Subadvisory Agreement between LMPFA and Western Asset regarding Legg Mason Global Infrastructure ETF is incorporated herein by reference to Post-Effective Amendment No. 9.

(22)	Form of Management Agreement between the Registrant, on behalf of ClearBridge All Cap Growth ETF, and LMPFA is incorporated herein by reference to Post-Effective Amendment No. 16.

(23)	Form of Subadvisory Agreement between LMPFA and ClearBridge Investments, LLC (“ClearBridge”) regarding ClearBridge All Cap Growth ETF is incorporated herein by reference to Post-Effective Amendment No. 16.

(24)	Form of Subadvisory Agreement between LMPFA and Western Asset regarding ClearBridge All Cap Growth ETF is incorporated herein by reference to Post-Effective Amendment No. 16.

(25)	Form of Management Agreement between the Registrant, on behalf of ClearBridge Large Cap Growth ESG ETF, and LMPFA is incorporated herein by reference to Post-Effective Amendment No. 20 filed on May 15, 2017 (“Post-Effective Amendment No. 20”).

(26)	Form of Subadvisory Agreement between LMPFA and ClearBridge regarding ClearBridge Large Cap Growth ESG ETF is incorporated herein by reference to Post-Effective Amendment No. 20.

(27)	Form of Subadvisory Agreement between LMPFA and Western Asset regarding ClearBridge Large Cap Growth ESG ETF is incorporated herein by reference to Post-Effective Amendment No. 20.

(28)	Form of Management Agreement between the Registrant, on behalf of ClearBridge Dividend Strategy ESG ETF, and LMPFA is incorporated herein by reference to Post-Effective Amendment No. 21 filed on May 15, 2017 (“Post-Effective Amendment No. 21”).

(29)	Form of Subadvisory Agreement between LMPFA and ClearBridge regarding ClearBridge Dividend Strategy ESG ETF is incorporated herein by reference to Post-Effective Amendment No. 21.

(30)	Form of Subadvisory Agreement between LMPFA and Western Asset regarding ClearBridge Dividend Strategy ESG ETF is incorporated herein by reference to Post-Effective Amendment No. 21.

(31)	Form of Management Agreement between the Registrant, on behalf of Legg Mason Small-Cap Quality Value ETF, and LMPFA is incorporated herein by reference to Post-Effective Amendment No. 24 filed on June 30, 2017 (“Post-Effective Amendment No. 24”).

(32)	Form of Subadvisory Agreement between LMPFA and Royce & Associates, LP (“Royce”) regarding Legg Mason Small-Cap Quality Value ETF is incorporated herein by reference to Post-Effective Amendment No. 24.

(33)	Form of Subadvisory Agreement between LMPFA and Western Asset regarding Legg Mason Small-Cap Quality Value ETF is incorporated herein by reference to Post-Effective Amendment No. 24.

(34)	Schedule A to the Management Agreement between Registrant, on behalf of Legg Mason Low Volatility High Dividend ETF, and LMPFA is incorporated herein by reference to Post-Effective Amendment No. 45 filed on March 22, 2018 (“Post-Effective Amendment No. 45”).

(35)	Form of Management Agreement between the Registrant, on behalf of BrandywineGLOBAL - Global Total Return ETF, and LMPFA is incorporated herein by reference to Post-Effective Amendment No. 60 filed on October 4, 2018 (“Post-Effective Amendment No. 60”).

(36)	Form of Subadvisory Agreement between LMPFA and Brandywine Global Investment Management, LLC (“Brandywine”) regarding BrandywineGLOBAL - Global Total Return ETF is incorporated herein by reference to Post-Effective Amendment No. 60.

	(37)	Form of Management Agreement between the Registrant, on behalf of Western Asset Total Return ETF, and LMPFA is incorporated herein by reference to Post-Effective Amendment No. 53 filed on July 30, 2018 (“Post-Effective Amendment No. 53”).

	(38)	Form of Subadvisory Agreement between LMPFA and Western Asset regarding Western Asset Total Return ETF is incorporated herein by reference to Post-Effective Amendment No. 53.

	(39)	Form of Sub-Subadvisory Agreement between Western Asset and Western Asset Management Company Limited (“Western Asset London”) regarding Western Asset Total Return ETF is incorporated herein by reference to Post-Effective Amendment No. 53.

	(40)	Form of Sub-Subadvisory Agreement between Western Asset and Western Asset Management Company Ltd (“Western Asset Japan”) regarding Western Asset Total Return ETF is incorporated herein by reference to Post-Effective Amendment No. 53.

	(41)	Form of Sub-Subadvisory Agreement between Western Asset and Western Asset Management Company Pte. Ltd. (“Western Asset Singapore”) regarding Western Asset Total Return ETF is incorporated herein by reference to Post-Effective Amendment No. 53.

	(42)	Schedule A to the Management Agreement between Registrant, on behalf of Legg Mason Global Infrastructure ETF, and LMPFA is incorporated herein by reference to Post-Effective Amendment No. 53.

	(43)	Form of Management Agreement between the Registrant, on behalf of Western Asset Short Duration Income ETF, and LMPFA is incorporated herein by reference to Post-Effective Amendment No. 70 filed on January 14, 2019 (“Post-Effective Amendment No. 70”)..

	(44)	Form of Subadvisory Agreement between LMPFA and Western Asset regarding Western Asset Short Duration Income ETF is incorporated herein by reference to Post-Effective Amendment No. 70.

	(45)	Form of Sub-Subadvisory Agreement between Western Asset and Western Asset London regarding Western Asset Short Duration Income ETF is incorporated herein by reference to Post-Effective Amendment No. 70.

	(46)	Form of Sub-Subadvisory Agreement between Western Asset and Western Asset Japan regarding Western Asset Short Duration Income ETF is incorporated herein by reference to Post-Effective Amendment No. 70.

	(47)	Form of Sub-Subadvisory Agreement between Western Asset and Western Asset Singapore regarding Western Asset Short Duration Income ETF is incorporated herein by reference to Post-Effective Amendment No. 70.

(e)	(1)	Form of Distribution Agreement is incorporated herein by reference to Pre-Effective Amendment No. 2.

	(2)	Form of Authorized Participant Agreement is incorporated herein by reference to Pre-Effective Amendment No. 2.

	(3)	Schedule A, amended and restated as of April 28, 2016, to the Distribution Agreement is incorporated herein by reference to Post-Effective Amendment No. 2.

	(4)	Schedule A, amended and restated as of November 1, 2016, to the Distribution Agreement is incorporated herein by reference to Post-Effective Amendment No. 7.

	(5)	Schedule A, amended and restated as of February 1, 2017, to the Distribution Agreement is incorporated herein by reference to Post-Effective Amendment No. 16.

	(6)	Schedule A, amended and restated as of April 27, 2017, to the Distribution Agreement is incorporated herein by reference to Post-Effective Amendment No. 24.

	(7)	Schedule A, amended and restated as of October 31, 2017, to the Distribution Agreement is incorporated herein by reference to Post-Effective Amendment No. 42.

	(8)	Schedule A, amended and restated as of November 16, 2018, to the Distribution Agreement is incorporated herein by reference to Post-Effective Amendment No. 70.

(f)	Not applicable.

(g)	(1)	Custodian Services Agreement with State Street Bank and Trust Company (“State Street”), dated October 5, 2012, is incorporated herein by reference to Post-Effective Amendment No. 249 of Legg Mason Partners Equity Trust as filed with the SEC on November 30, 2012.

	(2)	Form of Letter Agreement amending the Custodian Services Agreement is incorporated herein by reference to Pre-Effective Amendment No. 2.

	(3)	Form of Letter Agreement amending the Custodian Services Agreement and Fund Accounting Services Agreement is incorporated herein by reference to Post-Effective Amendment No. 3 filed on July 15, 2016 (“Post-Effective Amendment No. 3”).

	(4)	Form of Letter Agreement amending the Custodian Services Agreement and Fund Accounting Services Agreement is incorporated herein by reference to Post-Effective Amendment No. 7.

	(5)	Form of Letter Agreement amending the Custodian Services Agreement and Fund Accounting Services Agreement is incorporated herein by reference to Post-Effective Amendment No. 9.

	(6)	Form of Letter Agreement amending the Custodian Services Agreement and Fund Accounting Services Agreement is incorporated herein by reference to Post-Effective Amendment No. 24.

	(7)	Custodian Agreement with The Bank of New York Mellon, dated January 1, 2018, is incorporated herein by reference to Post-Effective Amendment No. 42.

	(8)	Letter Agreement amending the Custodian Services Agreement and Fund Accounting Services Agreement is incorporated herein by reference to Post-Effective Amendment No. 53.

	(9)	Form of Amendment No. 1 to the Custodian Services Agreement is incorporated herein by reference to Post-Effective Amendment No. 73 filed on January 28, 2019 (“Post-Effective Amendment No. 73”).

(h)	(1)	Fund Accounting Services Agreement with State Street, dated October 5, 2012, is incorporated herein by reference to Post-Effective Amendment No. 249 of Legg Mason Partners Equity Trust as filed with the SEC on November 30, 2012.

	(2)	Form of Letter Agreement, dated November 20, 2015, amending the Fund Accounting Services Agreement is incorporated herein by reference to Pre-Effective Amendment No. 2.

	(3)	Form of Transfer Agency and Service Agreement is incorporated herein by reference to Pre-Effective Amendment No. 2.

	(4)	Form of Intellectual Property License Agreement between the Registrant and QS is incorporated herein by reference to Pre-Effective Amendment No. 2.

	(5)	Form of Letter Agreement to the Transfer Agency and Service Agreement is incorporated herein by reference to Post-Effective Amendment No. 3.

	(6)	Exhibit A, amended and restated as of April 28, 2016, to the Intellectual Property License Agreement between the Registrant and QS is incorporated herein by reference to Post-Effective Amendment No. 2.

	(8)	Form of Letter Agreement to the Transfer Agency and Service Agreement is incorporated herein by reference to Post-Effective Amendment No. 7.

	(9)	Exhibit A to the Intellectual Property License Agreement between the Registrant and QS with respect to Legg Mason Emerging Markets Low Volatility High Dividend ETF is incorporated herein by reference to Post-Effective Amendment No. 7.

	(10)	Form of Intellectual Property License Agreement between the Registrant and RARE is incorporated herein by reference to Post-Effective Amendment No. 9.

	(11)	Form of Letter Agreement to the Transfer Agency and Service Agreement is incorporated herein by reference to Post-Effective Amendment No. 24.

	(12)	Form of Intellectual Property License Agreement between the Registrant and Royce is incorporated herein by reference to Post-Effective Amendment No. 24.

	(13)	Fund Accounting Agreement with The Bank of New York Mellon, dated January 1, 2018, is incorporated herein by reference to Post-Effective Amendment No. 42.

	(14)	Form of Transfer Agency and Service Agreement with The Bank of New York Mellon, dated January 1, 2018, is incorporated herein by reference to Post-Effective Amendment No. 45.

	(15)	Letter Agreement to the Transfer Agency and Service Agreement is incorporated herein by reference to Post-Effective Amendment No. 53.

	(16)	Form of Amendment No. 1 to the Transfer Agency and Services Agreement is incorporated herein by reference to Post-Effective Amendment No. 73.

	(17)	Form of Amendment No. 1 to the Fund Accounting Services Agreement is incorporated herein by reference to Post-Effective Amendment No. 73.

(i)	(1)	Opinion of Venable LLP regarding the legality of shares is incorporated herein by reference to Pre-Effective Amendment No. 2.

	(2)	Opinion of Venable LLP regarding the legality of shares with respect to Legg Mason International Low Volatility High Dividend ETF is incorporated herein by reference to Post-Effective Amendment No. 3.

	(3)	Opinion of Venable LLP regarding the legality of shares with respect to Legg Mason Emerging Markets Low Volatility High Dividend ETF is incorporated herein by reference to Post-Effective Amendment No. 7 .

	(4)	Opinion of Venable LLP regarding the legality of shares with respect to Legg Mason Global Infrastructure ETF is incorporated herein by reference to Post-Effective Amendment No. 9.

	(5)	Opinion of Venable LLP regarding the legality of shares with respect to ClearBridge All Cap Growth ETF is incorporated herein by reference to Post-Effective Amendment No. 16.

	(6)	Opinion of Venable LLP regarding the legality of shares with respect to ClearBridge Large Cap Growth ESG ETF is incorporated herein by reference to Post-Effective Amendment No. 20.

	(7)	Opinion of Venable LLP regarding the legality of shares with respect to ClearBridge Dividend Strategy ESG ETF is incorporated herein by reference to Post-Effective Amendment No. 21.
	(8)	Opinion of Venable LLP regarding the legality of shares with respect to Legg Mason Small-Cap Quality Value ETF is incorporated herein by reference to Post-Effective Amendment No. 24.
	(9)	Opinion of Venable LLP regarding the legality of shares with respect to Western Asset Total Return ETF is incorporated herein by reference to Post-Effective Amendment No. 56 filed on September 10, 2018.
	(10)	Opinion of Venable LLP regarding the legality of shares with respect to BrandywineGLOBAL – Global Total Return ETF is incorporated herein by reference to Post-Effective Amendment No. 60.

	(11)	Opinion of Venable LLP regarding the legality of shares with respect to Western Asset Short Duration Income ETF is incorporated herein by reference to Post-Effective Amendment No. 62.

(j)	(1) Consents of Independent Registered Public Accounting Firm are filed herewith.

(2) Fee Waiver and Expense Reimbursement Resolutions adopted by the Board of Trustees

(k)	Not applicable.

(l)	Form of Initial Capital Agreement is incorporated herein by reference to Pre-Effective Amendment No. 2.

(m)	(1)	Form of Shareholder Services and Distribution Plan pursuant to Rule 12b-1 is incorporated herein by reference to Pre-Effective Amendment No. 2.

	(2)	Appendix A, amended and restated as of April 28, 2016, to the Shareholder Services and Distribution Plan is incorporated herein by reference to Post-Effective Amendment No. 2.

	(3)	Appendix A, amended and restated as of November 1, 2016, to the Shareholder Services and Distribution Plan is incorporated herein by reference to Post-Effective Amendment No. 7.

	(4)	Appendix A, amended and restated as of February 1, 2017, to the Shareholder Services and Distribution Plan is incorporated herein by reference to Post-Effective Amendment No. 16.

	(5)	Appendix A, amended and restated as of April 27, 2017, to the Shareholder Services and Distribution Plan is incorporated herein by reference to Post-Effective Amendment No. 24.

	(6)	Appendix A, amended and restated as of October 31, 2017, to the Shareholder Services and Distribution Plan is incorporated herein by reference to Post-Effective Amendment No. 42.

	(7)	Appendix A, amended and restated as of November 16, 2018, to the Shareholder Services and Distribution Plan is incorporated herein by reference to Post-Effective Amendment No. 70.

(n)	Not applicable.

(o)	(1)	Powers of Attorney dated July 30, 2015 are incorporated herein by reference to initial registration statement on Form N-1A filed on September 4, 2015.

	(2)	Powers of Attorney dated February 2, 2016 are incorporated herein by reference to Post-Effective Amendment No. 2.

	(3)	Powers of Attorney dated February 1, 2017 are incorporated herein by reference to Post-Effective Amendment No. 12.

	(4)	Powers of Attorney dated February 13, 2018 are incorporated herein by reference to Post-Effective Amendment No. 42.

(p)	(1)	Code of Ethics of the Independent Trustees of the Registrant is incorporated herein by reference to Pre-Effective Amendment No. 2. All Access Persons of each fund are subject to a code of ethics meeting the requirements of Rule 17j-1 under the 1940 Act. All Access Persons of the funds other than the Independent Trustees of the Registrant are subject to the provisions of other codes of ethics that have been adopted by LMPFA, LMIS, QS, Western Asset and ClearBridge (see exhibits (p)(2), (p)(3),(p)(4) and (p)(6)) and approved by the Board of Trustees of the Registrant in accordance with the requirements of Rule 17j-1 under the 1940 Act.

	(2)	Code of Ethics of Legg Mason & Co., LLC (adopted by LMPFA and LMIS) is incorporated herein by reference to Post-Effective Amendment No. 215 of Legg Mason Partners Equity Trust as filed with the SEC on December 16, 2011.

	(3)	Code of Ethics of QS is incorporated herein by reference to Pre-Effective Amendment No. 2.

	(4)	Code of Ethics of RARE is incorporated herein by reference to Post-Effective Amendment No. 113 of Legg Mason Global Asset Management Trust as filed with the SEC on January 14, 2016.

	(5)	Code of Ethics of ClearBridge is incorporated herein by reference to Post-Effective Amendment No. 148 of Legg Mason Partners Equity Trust as filed with the SEC on August 26, 2009.

	(6)	Code of Ethics of Royce is incorporated herein by reference to Post-Effective Amendment No. 24.

	(7)	Code of Ethics of Brandywine is incorporated herein by reference to Post-Effective Amendment No. 60.

	(8)	Code of Ethics of Western Asset, Western Asset London and Western Asset Singapore is incorporated herein by reference to Post-Effective Amendment No. 53.

(9)	Code of Ethics of Western Asset Japan is incorporated herein by reference to Post-Effective Amendment No. 53.

Item 29. Persons Controlled by or Under Common Control with the Fund

Not applicable.

Item 30. Indemnification

Article IX of the Registrant’s Declaration of Trust addresses the limitation of liability and indemnification of the Registrant’s Trustees, officers and others. Section 9.2(a) of the Declaration of Trust provides that no current or former Trustee, officer, or employee of the Registrant will be subject to any personal liability whatsoever to any person, other than the Registrant or its shareholders, in connection with the affairs of the Registrant. Further, Section 9.2(b) of the Declaration of Trust provides that, subject to applicable federal law, no current or former Trustee or officer of the Registrant will be liable to the Registrant or to any shareholder for money damages except:

•	to the extent that it is proved that the person actually received an improper benefit or profit in money, property, or services, or

•

to the extent that a judgment or other final adjudication adverse to the person is entered in a proceeding based on a finding in the proceeding that the person’s action, or failure to act, was the result of active and deliberate dishonesty and was material to the cause of action adjudicated in the proceeding.

Section 9.5 of the Declaration of Trust states that, subject to certain exceptions and limitations expressed in the Declaration of Trust, each current and former Trustee, officer, or employee of the Registrant, including persons who serve at the request of the Registrant as directors, trustees, officers, employees, agents or independent contractors of another organization in which the Registrant has an interest as a shareholder, creditor or otherwise (each, a “Covered Person”), be indemnified by the Registrant to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him in connection with any claim in which he becomes involved as a party or otherwise by virtue of his being (or having served) in such position and against amounts paid or incurred by him in settlement thereof. Section 9.5 of the Declaration of Trust further provides that no indemnification shall be provided to the extent such indemnification is prohibited by applicable federal law. The Declaration of Trust also sets forth provisions outlining presumptions that may be made relating to a person’s standard of conduct and when expenses may be advanced.

In addition to the foregoing, the Registrant has entered into an Indemnification Agreement with each of its Trustees that provides for indemnification consistent with the principles described above. These Indemnification Agreements set forth certain procedural aspects with respect to indemnification, including the advancement of expenses, and presumptions relating to the determination of whether the standard of conduct required for indemnification has been met, as well as remedies for the indemnitee in the event that, among other things, determinations as to entitlement to indemnification, advancement of expenses and indemnity payments are not made in accordance with the procedures specified therein.

The Trustees and officers of the Registrant and the personnel of the Registrant’s manager are insured under an errors and omissions liability insurance policy. The Registrant and its officers are also insured under the fidelity bond required by Rule 17g-1 under the Investment Company Act of 1940, as amended.

Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the “1933 Act”), may be provided to directors, officers and controlling persons of the Registrant, pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in connection with the successful defense of any action, suit or proceeding or payment pursuant to any insurance policy) is asserted against the Registrant by such director, officer or controlling person in connection with the securities being registered, the

Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is prohibited as against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

Under the Distribution Agreement, the Registrant agrees to indemnify LMIS, its officers, directors and employees and any person who controls LMIS within the meaning of Section 15 of the 1933 Act, free and harmless from and against any and all claims, demands, liabilities and expenses (including the reasonable cost of investigating or defending such claims, demands or liabilities and any counsel fees incurred in connection therewith) which LMIS, its officers, directors and employees or any such controlling person may incur, under the 1933 Act or under common law or otherwise, arising out of or based upon any alleged untrue statement of a material fact contained in the Registrant’s Registration Statement or arising out of or based upon any alleged omission to state a material fact required to be stated or necessary to make the Registration Statement not misleading, provided that in no event shall anything contained in the Distribution Agreement be construed so as to protect LMIS or such other parties against any liability to the Registrant or its shareholders to which LMIS or such other parties would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of their duties, or by reason of reckless disregard of their obligations and duties under the Distribution Agreement.

The Registrant’s Management Agreements and Subadvisory Agreements generally provide that the manager or subadviser, as applicable, assumes no responsibility under the Agreements other than to render the services called for under the Agreements in good faith. The Management Agreements and Subadvisory Agreements generally further provide that the manager or the subadviser, as applicable, shall not be liable for any error of judgment or mistake of law, or for any loss arising out of any investment or for any act or omission in the execution of securities transactions for the fund, provided that nothing in the Agreements protect the manager or the subadviser, as applicable, against any liability to a fund to which the manager or subadviser, as applicable, would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under the Agreements.

Item 31. Business and Other Connections of Investment Adviser

Investment Adviser—Legg Mason Partners Fund Advisor, LLC (“LMPFA”)

LMPFA was formed in 2006 under the laws of the State of Delaware as a limited liability company. LMPFA is a direct wholly-owned subsidiary of Legg Mason, Inc. (“Legg Mason”).

LMPFA is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). The list required by this Item 31 of officers and directors of LMPFA together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated herein by reference to Schedules A and D of Form ADV filed by LMPFA pursuant to the Advisers Act (SEC File No. 801-66785).

Subadviser—Brandywine Global Investment Management, LLC (“Brandywine”)

Brandywine was organized under the laws of the State of Delaware as a limited liability company. Brandywine is a direct wholly-owned subsidiary of Legg Mason. Brandywine is registered as an investment adviser under the Advisers Act.

The following table notes the officers and directors of Brandywine, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two fiscal years.

NAME	POSITION(S) AT BRANDYWINE	OTHER POSITION(S) HELD	PRINCIPAL BUSINESS ADDRESS
David F. Hoffman	Elected Manager and Senior Managing Director	President, BGIM Capital Management, LLC	Cira Centre, 2929 Arch St. 8th Floor Philadelphia, PA 19104

Henry F. Otto	Elected Manager and Senior Managing Director	None

Adam B. Spector	Elected Manager and Managing Partner	Director, Brandywine Global Investment Management (Canada) ULC	Cira Centre, 2929 Arch St. 8th Floor Philadelphia, PA 19104

		Director, Brandywine Global Investment Management (Asia) Pte. Ltd.	Cira Centre, 2929 Arch St. 8th Floor Philadelphia, PA 19104

		Director, Brandywine Global Investment Management (Europe) Limited	Cira Centre, 2929 Arch St. 8th Floor Philadelphia, PA 19104

John D. Kenney	Elected Manager	Vice President, Legg Mason, Inc.	100 International Drive Baltimore, MD 21202

		Director, QS Investors Holdings, LLC	880 Third Avenue, 7th Floor New York, NY 10022

		Director, QS Batterymarch Financial Management, Inc.	880 Third Avenue, 7th Floor New York, NY 10022

		Vice President, Legg Mason Charitable Foundation, Inc.	100 International Drive Baltimore, MD 21202

		Director, ClearBridge Investments, LLC	620 Eighth Avenue, 48th Floor New York, NY 10018

		Director, Legg Mason ClearBridge Holdings LLC	100 International Drive Baltimore, MD 21202

		Director, Legg Mason Australia Holdings Pty Limited	Level 47, 120 Collins Street, Melbourne, VIC 3000, Australia

		Manager, Royce & Associates, GP, LLC	745 Fifth Avenue New York, NY 10151

		Manager, Legg Mason Royce Holdings, LLC	100 International Drive Baltimore, MD 21202

		Director, EnTrustPermal Partners Holdings LLC	375 Park Avenue, 24th Floor New York, NY 10152

		Director, EnTrustPermal LLC	100 International Drive Baltimore, MD 21202

		Director, Martin Currie (Holdings) Limited	Clarendon House, 2 Church Street, Hamilton HM11, Bermuda

		Director, Martin Currie Limited	Saltire Court, 20 Castle Terrace, Edinburgh, EH1 2ES, United Kingdom

		Director, RARE Infrastructure Finance Pty Limited	Level 13, 35 Clarence Street, Sydney, NSW 2000, Australia

		Director, RARE Infrastructure International Pty Limited	Level 13, 35 Clarence Street, Sydney, NSW 2000, Australia

		Director, RARE Infrastructure Limited	Level 13, 35 Clarence Street, Sydney, NSW 2000, Australia

		Director, RARE Infrastructure (Europe) Pty Limited	Level 13, 35 Clarence Street, Sydney, NSW 2000, Australia

		Director, RARE Infrastructure (North America) Pty Limited	Level 13, 35 Clarence Street, Sydney, NSW 2000, Australia

		Director, RARE Holdings Pty Limited	Level 13, 35 Clarence Street, Sydney, NSW 2000, Australia

		Director, Treasury RARE Holdings Pty Limited	Level 13, 35 Clarence Street, Sydney, NSW 2000, Australia

		Manager, LM/Clarion I, LLC	100 International Drive Baltimore, MD 21202

		Manager, LM/Clarion II, LLC	100 International Drive Baltimore, MD 21202

		Director, Clarion Partners Holdings, LLC	230 Park Avenue, Floor 12 New York, NY 10169

Patricia Lattin	Elected Manager	None

Jeffrey S. Masom	Elected Manager	Director, Legg Mason Investor Services, LC	100 International Drive Baltimore, MD 21202

Ursula A. Schliesser	Elected Manager	Executive Vice President and Chief Administrative Officer, Legg Mason, Inc	100 International Drive Baltimore, MD 21202

		Director, Treasury RARE Holdings Pty Limited	Level 13, 35 Clarence Street, Sydney, NSW 2000, Australia

		Director, Legg Mason Australia Holdings Pty Limited	Level 47, 120 Collins Street Melbourne, Victoria 3000

		Director, RARE Holdings Pty Limited	Level 13 35 Clarence Street Sydney, NSW 2000 Australia

		Director, RARE Infrastructure (Europe) Pty Limited	Level 13 35 Clarence Street

Sydney, NSW 2000 Australia

		Director, RARE Infrastructure International Pty Limited	Level 13 35 Clarence Street Sydney, NSW 2000 Australia

		Director, RARE Infrastructure (UK) Limited	84 Brook Street, London, W1K 5EH, U.K.

		Director, RARE Infrastructure Finance Pty Limited	Level 13 35 Clarence Street Sydney, NSW 2000 Australia

		Director, RARE Infrastructure Limited	Level 13 35 Clarence Street Sydney, NSW 2000 Australia

		Director, Legg Mason Investment Funds Limited	201 Bishopsgate London EC2M 3AB, U.K.

		Director, Legg Mason Investments (Europe) Limited	201 Bishopsgate London EC2M 3AB, U.K.

		Director, Legg Mason Asset Management (Japan) Co., Ltd,	Marunouchi 1-5-1, Chiyoda-Ku, Tokyo 100-6536, Japan

		Director, Legg Mason Asset Management Hong Kong Limited,	Suites 1202-03, 12 Floor, York House, The Landmark, 15 Queen’s Road Central, Hong Kong

		Director, Legg Mason Asset Management Australia Limited	Level 47, 120 Collins Street Melbourne, Victoria 3000

		Director, Brandywine Global Investment Management (Europe) Limited	2929 Arch Street, 8th Floor, Philadelphia, Pennsylvania 19104

Mark P. Glassman	Chief Administrative Officer	Director, Brandywine Global Investment Management (Europe) Limited	Cira Centre, 2929 Arch St. 8th Floor Philadelphia, PA 19104

		Treasurer, BGIM Capital Management, LLC,	Cira Centre, 2929 Arch St. 8th Floor Philadelphia, PA 19104

Stephen S. Smith	Senior Managing Director	Vice President, BGIM Capital Management, LLC	Cira Centre, 2929 Arch St. 8th Floor Philadelphia, PA 19104

Steven M. Tonkovich	Senior Managing Director	None

Patrick S. Kaser	Managing Director	None

Christopher D. Marzullo	General Counsel & Chief Compliance Officer	None

Thomas C. Merchant	Secretary	Executive Vice President, General Counsel and Secretary, Legg Mason, Inc.	100 International Drive Baltimore, MD 21202

		Secretary, Legg Mason & Co., LLC	100 International Drive Baltimore, MD 21202

		Member and Secretary, Legg Mason Political Action Committee	100 International Drive Baltimore, MD 21202

		Secretary, The Baltimore Company	100 International Drive Baltimore, MD 21202

		Secretary, BMML, Inc.	100 International Drive Baltimore, MD 21202

		Secretary, Barrett Associates, Inc.	90 Park Avenue New York, NY 10016

		Secretary, Legg Mason Charitable Foundation, Inc.	100 International Drive Baltimore, MD 21202

		Secretary, Legg Mason Commercial Real Estate Services, Inc.	100 International Drive Baltimore, MD 21202

		Secretary, Legg Mason International Holdings, LLC	100 International Drive Baltimore, MD 21202

		Secretary, Legg Mason Realty Group, Inc.	100 International Drive Baltimore, MD 21202

		Secretary, Legg Mason Realty Partners, Inc.	100 International Drive Baltimore, MD 21202

		Secretary, Legg Mason Tower, Inc.	100 International Drive Baltimore, MD 21202

		Secretary, Legg Mason Holdings, LLC	100 International Drive Baltimore, MD 21202

		Secretary, LM Capital Support V, LLC	100 International Drive Baltimore, MD 21202

		Secretary, LMOBC, Inc.	600 Vine Street, Suite 2100 Cincinnati, OH 45202

		Secretary, Pelican Holdings I, LLC	100 International Drive Baltimore, MD 21202

		Secretary, Pelican Holdings II, LLC	100 International Drive Baltimore, MD 21202

		Secretary, Legg Mason Real Estate Securities Advisors, Inc.	100 International Drive Baltimore, MD 21202

		Director, QS Batterymarch Financial Management, Inc.	880 Third Avenue, 7th Floor New York, NY 10022

		QS Investors, LLC	880 Third Avenue, 7th Floor

New York, NY 10022
Director, QS Investors Holdings, LLC	880 Third Avenue, 7th Floor New York, NY 10022

Non-Executive Director, Western Asset Management Company Limited	10 Exchange Square, 10th Floor, Primrose Street, London EC2A 2EN, United Kingdom

Subadviser—ClearBridge Investments, LLC (“ClearBridge”)

ClearBridge was organized under the laws of the State of Delaware as a limited liability company. ClearBridge is a direct wholly-owned subsidiary of Legg Mason. ClearBridge is registered as an investment adviser under the Advisers Act.

The following table notes the officers and directors of ClearBridge, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years.

NAME	POSITION(S) AT CLEARBRIDGE INVESTMENTS, LLC	OTHER POSITION(S) HELD	PRINCIPAL BUSINESS ADDRESS
Terrence J. Murphy	Director, Chief Executive Officer, President and Chief Operating Officer	Manager, Chief Executive Officer, President and Chief Operating Officer, ClearBridge, LLC	620 Eighth Avenue, 48th Floor, New York, New York 10018
		Director and Chief Executive Officer, Legg Mason Private Portfolio Group, LLC	620 Eighth Avenue, 48th Floor, New York, New York 10018
Barbara Brooke Manning	General Counsel and Chief Compliance Officer	General Counsel and Chief Compliance Officer, ClearBridge, LLC	620 Eighth Avenue, 48th Floor, New York, New York 10018
		Chief Compliance Officer, Legg Mason Private Portfolio Group, LLC	620 Eighth Avenue, 48th Floor, New York, New York 10018
Harry D. Cohen	Co-Chief Investment Officer	Co-Chief Investment Officer, ClearBridge, LLC	620 Eighth Avenue, 48th Floor, New York, New York 10018

NAME	POSITION(S) AT CLEARBRIDGE INVESTMENTS, LLC	OTHER POSITION(S) HELD	PRINCIPAL BUSINESS ADDRESS
Scott K. Glasser	Director and Co-Chief Investment Officer	Co-Chief Investment Officer, ClearBridge, LLC	620 Eighth Avenue, 48th Floor, New York, New York 10018
Cynthia K. List	Director and Chief Financial Officer	Chief Financial Officer, Legg Mason Private Portfolio Group, LLC	620 Eighth Avenue, 48th Floor, New York, New York 10018
		Chief Financial Officer, ClearBridge, LLC	620 Eighth Avenue, 48th Floor, New York, New York 10018
John D. Kenney	Director	Vice President, Legg Mason, Inc.	100 International Drive Baltimore, MD 21202
		Director, QS Investors Holdings, LLC	880 Third Avenue, 7th Floor New York, NY 10022
		Former Director, QS Batterymarch Financial Management, Inc.	880 Third Avenue, 7th Floor New York, NY 10022
		Vice President, Legg Mason Charitable Foundation, Inc.	100 International Drive Baltimore, MD 21202
		Director, Legg Mason ClearBridge Holdings LLC	100 International Drive Baltimore, MD 21202
		Director, Legg Mason Australia Holdings Pty Limited	Level 47, 120 Collins Street, Melbourne, VIC 3000, Australia
		Manager, Royce & Associates, GP, LLC	745 Fifth Avenue New York, NY 10151
		Manager, Legg Mason Royce Holdings, LLC	100 International Drive Baltimore, MD 21202
		Director, EnTrustPermal Partners Holdings LLC	375 Park Avenue, 24th Floor New York, NY 10152
		Director, EnTrustPermal LLC	100 International Drive Baltimore, MD 21202

NAME	POSITION(S) AT CLEARBRIDGE INVESTMENTS, LLC	OTHER POSITION(S) HELD	PRINCIPAL BUSINESS ADDRESS
		Director, Martin Currie (Holdings) Limited	Clarendon House, 2 Church Street, Hamilton HM11, Bermuda
		Director, Martin Currie Limited	Saltire Court, 20 Castle Terrace, Edinburgh, EH1 2ES, United Kingdom
		Director, RARE Infrastructure Finance Pty Limited	Level 13, 35 Clarence Street, Sydney, NSW 2000, Australia
		Director, RARE Infrastructure International Pty Limited	Level 13, 35 Clarence Street, Sydney, NSW 2000, Australia
		Director, RARE Infrastructure Limited	Level 13, 35 Clarence Street, Sydney, NSW 2000, Australia
		Director, RARE Infrastructure (Europe) Pty Limited	Level 13, 35 Clarence Street, Sydney, NSW 2000, Australia
		Director, RARE Infrastructure (North America) Pty Limited	Level 13, 35 Clarence Street, Sydney, NSW 2000, Australia
		Director, RARE Holdings Pty Limited	Level 13, 35 Clarence Street, Sydney, NSW 2000, Australia
		Director, Treasury RARE Holdings Pty Limited	Level 13, 35 Clarence Street, Sydney, NSW 2000, Australia
		Manager, LM/Clarion I, LLC	100 International Drive Baltimore, MD 21202
		Manager, LM/Clarion II, LLC	100 International Drive Baltimore, MD 21202
		Director, Clarion Partners Holdings, LLC	230 Park Avenue, Floor 12 New York, NY 10169

NAME	POSITION(S) AT CLEARBRIDGE INVESTMENTS, LLC	OTHER POSITION(S) HELD	PRINCIPAL BUSINESS ADDRESS
Frances L. Cashman	Director	Director, Legg Mason Investor Services, LLC	100 International Drive Baltimore, MD 21202
		Manager, Royce & Associates GP, LLC	745 Fifth Avenue New York, NY 10151
Brian M. Eakes	Director	Manager, Legg Mason Holdings, LLC	100 International Drive Baltimore, MD 21202
		Director, Legg Mason Investment Funds Limited	201 Bishopsgate London EC2M 3AB U.K.
		Director, Legg Mason Investments (Europe) Limited	201 Bishopsgate London EC2M 3AB U.K.
		Director, Permal Group Holdings LLC	100 International Drive Baltimore, MD 21202
Director, Permal Group LLC
		Director, Permal UK Limited	12 St. James’s Square London SW1Y 4LB U.K.
Director, ETP Holdings (Cayman) Limited
		Director, Legg Mason & Co. (UK) Limited	201 Bishopsgate London EC2M 3AB U.K.
		Director, Legg Mason Asset Management (Japan) Co. Limited	5-1 Marunochi 1-Chome Chiyoda-Ku, Tokyo 100-6536, Japan
John J. Eede	Director	Director, Legg Mason Investment Funds Limited	201 Bishopsgate London EC2M 3AB U.K.
		Director, Legg Mason Investments (Europe) Limited	201 Bishopsgate London EC2M 3AB U.K.

NAME	POSITION(S) AT CLEARBRIDGE INVESTMENTS, LLC	OTHER POSITION(S) HELD	PRINCIPAL BUSINESS ADDRESS
		Director, Legg Mason Investments (Switzerland) GMBH	c/o Naegeli & Partner Attorneys at Law Ltd., Klausstrasse 33, 8008 Zurich, Switzerland

Subadviser—QS Investors LLC (“QS”)

QS was formed in 1999 under the laws of the State of Delaware as a limited liability company. QS became a wholly-owned subsidiary of Legg Mason in 2014. QS is an investment adviser registered with the SEC under the Advisers Act.

For information as to the business, profession, vocation or employment of a substantial nature of each of the officers and directors of QS, reference is made to the current Form ADV of QS filed under the Advisers Act, incorporated herein by reference and the file number of which is as follows:

QS Investors, LLC

File No. 801-70974

CRD No. 152688

Subadviser—RARE Infrastructure (North America) Pty Ltd. (“RARE”)

RARE is an investment adviser registered with the SEC under the Advisers Act. The following table notes the directors, officers, or partners of RARE, together with information as to any other substantial business activities engaged in by such directors, officers or partners of RARE.

Name	Position at RARE	Other Positions Held
Nicholas James Langley	Director	None
Richard Peter Elmslie	Director	None
Sally Louise Worrall	CCO	None
Annette Katherine Golden	Head of Legal	None
Ursula Schliessler	Director	None
John Duff Kenney	Director	None
Hong Heng Lennie Lim	Director	None
Julie Marie Schelfhaut	Head of Finance/CO SEC	None
Carl Nelson McGann	COO	None

Subadviser—Royce & Associates, LP (“Royce”)

Royce was formed under the laws of the State of Delaware as a limited partnership. Royce is an investment adviser registered with the SEC under the Advisers Act.

For information as to the business, profession, vocation or employment of a substantial nature of each of the officers and directors of Royce, reference is made to the current Form ADV of Royce filed under the Advisers Act, incorporated herein by reference and the file number of which is as follows:

Royce & Associates, LP

File No. 801-8268

CRD No. 107689

Subadviser—Western Asset Management Company, LLC (formerly, Western Asset Management Company) (“WAM”)

WAM is organized as under the laws of the State of California as a limited liability company. WAM is a wholly-owned subsidiary of Legg Mason. WAM is an investment adviser registered with the SEC under the Advisers Act.

The following table notes the officers and directors of WAM, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years.

Name	Position at WAM	Other Positions Held
James W. Hirschmann III	Chief Executive Officer, President and Director	None

Bruce D. Alberts	Chief Financial Officer	None

Brett B. Canon	Director of Risk Management and Operations	None

James J. Flick	Director of Global Client Services and Marketing	None

Gavin L. James	Director of Portfolio Operations	None

Charles A. Ruys de Perez	Secretary, General Counsel and Head of Legal and Compliance	Western Asset Management Company Limited—Director; Western Asset Management Company Pte. Ltd.—Director; Western Asset Management Company Ltd.—Director; Western Asset Management Company Pty. Ltd.—Director; Western Asset Holdings (Australia) Pty. Ltd.—Director

Jeffrey A. Nattans	Director	ClearBridge, LLC – Director; Legg Mason Investment Counsel, LLC – Director; Legg Mason Investment Counsel & Trust Company, N.A. – Director; LMOBC, Inc. – Director; PCM Holdings I, LLC – Director; PCM Holdings II, LLC – Director; Royce & Associates, LLC – Director; Western Asset Management Company – Director; Permal Group Limited – Director; Legg Mason Private Portfolio Group, LLC – Director; LMOBC, Inc. – Officer-President

F. Barry Bilson	Director	None

Daniel E. Giddings	Assistant Secretary	None

Sub-Subadviser—Western Asset Management Company Limited (“WAM London”)

WAM London is incorporated under the laws of England as a corporation. WAM London is a wholly-owned subsidiary of Legg Mason. WAM London is an investment adviser registered with the SEC under the Advisers Act.

The following table notes the officers and directors of WAM London, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years.

Name	Position at WAM	Other Positions Held
Charles A. Ruys de Perez	Director	Information regarding Mr. Ruys de Perez’s other positions held is included in the table above relating to WAM.

Michael B. Zelouf	Director	Director; Western Asset Management (UK) Holdings Limited (“Holdings UK”)

Kate Blackledge	Secretary	Officer, Holdings UK

Sub-Subadviser—Western Asset Management Company Ltd (“WAM Japan”)

Western Asset Management Company Ltd in Japan (“WAM Japan”) is incorporated under the laws of Japan as a corporation. WAM Japan is a wholly-owned subsidiary of Legg Mason. WAM Japan is an investment adviser registered with the SEC under the Advisers Act.

The following table notes the officers and directors of WAM Japan, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years.

Name	Position at WAM	Other Positions Held
Takashi Komatsu	Director	None

Naoya Orime	Director	None

Charles A. Ruys de Perez	Director	Information regarding Mr. Ruys de Perez’s other positions held is included in the table above relating to WAM.

Yasuaki Sudo	Finance Officer	None

Naoya Orime	Head of Tokyo Operations	None

Sub-Subadviser—Western Asset Management Company Pte. Ltd. (“WAM Singapore”)

WAM Singapore is incorporated under the laws of Singapore as a corporation. WAM Singapore is a wholly-owned subsidiary of Legg Mason. WAM Singapore is an investment adviser registered with the SEC under the Advisers Act.

The following table notes the officers and directors of WAM Singapore, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years.

Name	Position at WAM	Other Positions Held
Charles A. Ruys de Perez	Director	Information regarding Mr. Ruys de Perez’s other positions held is included in the table above relating to WAM.

Alvin Lee Lip Sin	Director	None

Hui Kwoon Thor	Finance Manager	None

Henry H. Hamrock	Head of Singapore Operations	None

Item 32. Principal Underwriters

(a) Legg Mason Investor Services, LLC (“LMIS”) is a distributor of funds that are series of the following registrants: Legg Mason ETF Investment Trust, Legg Mason Partners Equity Trust, Legg Mason Partners Variable Equity Trust, Legg Mason Partners Income Trust, Legg Mason Partners Variable Income Trust, Legg Mason Partners Institutional Trust, Legg Mason Partners Money Market Trust, Legg Mason Partners Premium Money Market Trust, Legg Mason Global Asset Management Trust, Legg Mason Global Asset Management Variable Trust, Legg Mason Investment Trust, Western Asset Funds, Inc.

LMIS is the placement agent for funds that are series of Master Portfolio Trust.

(b) The information required by this Item 32 with respect to each director and officer of LMIS is listed below:

Name and Principal Business Address*	Position and Offices with Underwriter – LMIS	Positions and Offices with Registrant
Frances Cashman	Manager and Co-Managing Director	None

Jeffrey Masom	Manager and Co-Managing Director	None

Dionne Spencer	Chief Financial Officer, Treasurer and Financial Reporting Officer	None

Kenneth D. Cieprisz 620 8th Avenue, 49th Floor New York, NY 10018	Vice President and Chief Compliance Officer	None

Elisabeth F. Craig	Secretary	None

Vicki Schmelzer	Assistant Secretary	None

Susan Kerr 620 8th Avenue, 49th Floor New York, NY 10018	AML Compliance Officer	None

* All addresses are 100 International Drive, Baltimore, Maryland 21202, unless otherwise indicated.

(c) Not applicable.

Item 33. Location of Accounts and Records

With respect to the Registrant:

(1)	Legg Mason ETF Investment Trust

620 Eighth Avenue

New York, NY 10018

With respect to the Registrant’s Investment Managers:

(2)	Legg Mason Partners Fund Advisor, LLC

620 Eighth Avenue

New York, NY 10018

(3)	Brandywine Global Investment Management, LLC

2929 Arch Street

Philadelphia, PA 19104

(4)	ClearBridge Investments, LLC

620 Eighth Avenue

New York, NY 10018

(5)	QS Investors, LLC

880 Third Avenue

New York, New York 10022

(6)	RARE Infrastructure (North America) Pty Ltd.

Level 13, 35 Clarence Street

Sydney, NSW 2000

(7)	Royce & Associates, LP

745 Fifth Avenue

New York, New York 10151

(8)	c/o Western Asset Management Company, LLC, Western Asset Management Company Limited, Western Asset Management Company Ltd and Western Asset Management Company Pte. Ltd.

620 Eighth Avenue

New York, New York 10018

With respect to the Registrant’s Custodian:

(9)	The Bank of New York Mellon

225 Liberty Street

New York, New York 10286

With respect to the Registrant’s Transfer Agent:

(10)	BNY Mellon Investment Servicing (US) Inc.

225 Liberty Street

New York, New York 10286

With respect to the Registrant’s Distributor:

(11)	Legg Mason Investor Services, LLC

100 International Drive

Baltimore, MD 21202

Item 34. Management Services

Not applicable.

Item 35. Undertakings

Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended (the “Securities Act”), and the Investment Company Act of 1940, as amended, the Registrant, LEGG MASON ETF INVESTMENT TRUST, has duly caused this Post-Effective Amendment to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Baltimore, State of Maryland on this 22nd day of February, 2019.

LEGG MASON ETF INVESTMENT TRUST, on behalf of Legg Mason Developed ex-US Diversified Core ETF, Legg Mason Emerging Markets Diversified Core ETF, Legg Mason US Diversified Core ETF, Legg Mason Emerging Markets Low Volatility High Dividend ETF, Legg Mason International Low Volatility High Dividend ETF, Legg Mason Low Volatility High Dividend ETF and Legg Mason Global Infrastructure ETF.

By:	/s/ Jane Trust
Jane Trust
President and Chief Executive Officer

WITNESS our hands on the date set forth below.

Pursuant to the requirements of the Securities Act, this Post-Effective Amendment has been signed below by the following persons in the capacities indicated below on February 22, 2019.

Signature	Title

/s/ Jane Trust Jane Trust	President, Chief Executive Officer and Trustee

/s/ Richard F. Sennett Richard F. Sennett	Principal Financial Officer

Paul R. Ades* Paul R. Ades	Trustee

Andrew L. Breech* Andrew L. Breech	Trustee

Dwight B. Crane* Dwight B. Crane	Trustee

Althea L. Duersten* Althea L. Duersten	Trustee

Stephen R. Gross	Trustee

Susan Heilbron	Trustee

Frank G. Hubbard* Frank G. Hubbard	Trustee

Howard J. Johnson* Howard J. Johnson	Trustee

Jerome H. Miller* Jerome H. Miller	Trustee

Ken Miller* Ken Miller	Trustee

Thomas F. Schlafly* Thomas F. Schlafly	Trustee

*By:	/s/ Jane Trust
Jane Trust, as Agent

INDEX TO EXHIBITS

Index No.	Description of Exhibit

(j) (1)	Consents of Independent Registered Public Accounting Firms

(j)(2)	Fee Waiver and Expense Reimbursement Resolutions adopted by the Board of Trustees